PHOENIX-NORTHERN DOW 30 SERIES


                                   a series of
                          The Phoenix Edge Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 541-0171
                          -----------------------------

                                          October 2, 2006

Dear Contract/Policyholder:

         The Phoenix-Northern Dow 30 Series ("Northern Dow"), a series of The Phoenix Edge Series Fund (the "Trust"), will hold a Special Meeting of Shareholders at 10:00 a.m., Eastern time, on October 26, 2006, at One American Row, Hartford, Connecticut 06103-2899. At the Special Meeting, Phoenix Life Insurance Company ("PLIC") and its affiliates will vote on an Agreement and Plan of Reorganization (the "Plan") under which Northern Dow will be combined with the Phoenix-Van Kampen Equity 500 Index Series (formerly Phoenix-Alliance/Bernstein Enhanced Index Series) ("Van Kampen Equity"), another series of the Trust. Van Kampen Equity has a similar investment objective to that of Northern Dow. If the reorganization agreement is implemented, the separate accounts holding shares of Northern Dow will receive shares of Van Kampen Equity with an aggregate value equal to the aggregate net asset value of their investment in Northern Dow. No sales charge will be imposed in connection with the reorganization. PLIC and its affiliates will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for Federal income tax purposes. This reorganization is also contingent on the approval by the shareholders of Phoenix-Northern Nasdaq-100 Index Series ("Northern Nasdaq"), a series of the Trust, of the merger of Northern Nasdaq into Van Kampen Equity, which would occur simultaneously with this reorganization.

         The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger series. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Northern Dow and its shareholders.

         As an owner of a variable annuity or variable life insurance contract issued by PLIC or one of its affiliated insurance companies (together, "Phoenix"), you have the contractual right to instruct the insurance company how to vote the shares of Northern Dow at this meeting. Although you are not directly a shareholder of Northern Dow, some of your contract value is invested in Northern Dow pursuant to your policy or contract. For the limited purposes of this prospectus and proxy statement, the term "shareholder" refers to you as the contract/policyholder, unless the context otherwise requires. Therefore, the Board of Trustees recommend that you vote in favor of the reorganization agreement. It is very important that you vote and that your vote be received no later than October 26, 2006. If the Voting Instructions Card is executed and no direction is made, you will be considered as voting FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

         We have enclosed a copy of the Notice of Special Meeting of Shareholders, the Prospectus/Proxy Statement and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

         Voting instructions executed by you may be revoked at any time prior to Phoenix voting the shares represented thereby: by written notice of the Voting Instructions Card's revocation to the Secretary of the Trust at the address above prior to the meeting; by the subsequent execution and return of another Voting Instructions Card prior to the meeting; by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

         As a convenience, you can provide voting instructions in any one of four ways:

         o  THROUGH THE INTERNET - www.proxyweb.com

         o  BY TELEPHONE - 1-888-221-0697

         o BY MAIL - using the enclosed Voting Instructions Card(s) and postage-paid envelope

         o  IN PERSON - by being present and voting at the Special Meeting

         We encourage you to vote by telephone or Internet; have your Voting Instructions Card in hand, and call the number or go to the Web Site and follow the instructions given there. Use of telephone or Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

         Your vote on these matters is important. Please complete the Voting Instructions Card and return it promptly in the envelope provided or vote using one of the other methods described above. Please respond - in order to avoid the additional expense of further solicitation, we ask that you vote promptly. It is important that your policy or contract be represented.

                                        Sincerely,

                                        /s/ Philip K. Polkinghorn
                                        Philip K. Polkinghorn
                                        President

                         PHOENIX-NORTHERN DOW 30 SERIES

                                   a series of
                          The Phoenix Edge Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                    ----------------------------------------

                    Notice of Special Meeting of Shareholders
                           To be Held October 26, 2006

To The Contract and Policy Holders:

         The Phoenix-Northern Dow 30 Series, a series of The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, will hold a Special Meeting of Shareholders at One American Row, Hartford, Connecticut 06103-2899 on October 26, 2006 at 10:00 a.m., Eastern time, for the following purposes:

              1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-Northern Dow 30 Series ("Northern Dow") to Phoenix-Van Kampen Equity 500 Index Series ("Van Kampen Equity"), another series of the Trust, in exchange solely for shares of Van Kampen Equity and the assumption by Van Kampen Equity of all liabilities of Northern Dow, and (b) the distribution of the shares of Van Kampen Equity so received to shareholders of Northern Dow in complete liquidation of Northern Dow.

              2. To consider and act upon any other business as may properly come before the meeting and any adjournment(s) thereof.

         The Board of Trustees of the Trust has fixed the close of business on August 25, 2006, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         You are cordially invited to attend the Special Meeting.
Contract/Policyholders who do not expect to attend the Special Meeting are asked to respond promptly via Internet or telephone, or by returning a completed voting instruction card. The Board of Trustees of the Trust is soliciting the enclosed proxy.

                                            By Order of the Board of Trustees of
                                            The Phoenix Edge Series Fund



                                            /s/ Kathleen A. McGah
                                            Kathleen A. McGah
                                            Secretary





         Hartford, Connecticut

         October 2, 2006

                    PHOENIX-NORTHERN NASDAQ-100 INDEX SERIES


                                   a series of
                          The Phoenix Edge Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 541-0171

                          -----------------------------

                                           October 2, 2006

Dear Contract/Policyholder:

         The Phoenix-Northern Nasdaq-100 Index Series ("Northern Nasdaq"), a series of The Phoenix Edge Series Fund (the "Trust"), will hold a Special Meeting of Shareholders at 10:00 a.m., Eastern time, on October 26, 2006, at One American Row, Hartford, Connecticut 06103-2899. At the Special Meeting, Phoenix Life Insurance Company ("PLIC") and its affiliates will vote on an Agreement and Plan of Reorganization (the "Plan") under which Northern Nasdaq will be combined with the Phoenix-Van Kampen Equity 500 Index Series (formerly Phoenix-Alliance/Bernstein Enhanced Index Series) ("Van Kampen Equity"), another series of the Trust. Van Kampen Equity has a similar investment objective to that of Northern Nasdaq. If the reorganization agreement is implemented, the separate accounts holding shares of Northern Nasdaq will receive shares of Van Kampen Equity with an aggregate value equal to the aggregate net asset value of their investment in Northern Nasdaq. No sales charge will be imposed in connection with the reorganization. PLIC and its affiliates will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for Federal income tax purposes. This reorganization is also contingent on the approval by the shareholders of Phoenix-Northern Dow 30 Series ("Northern Dow"), a series of the Trust, of the merger of Northern Dow into Van Kampen Equity, which would occur simultaneously with this reorganization.

         The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger series. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Northern Nasdaq and its shareholders.

         As an owner of a variable annuity or variable life insurance contract issued by PLIC or one of its affiliated insurance companies (together, "Phoenix"), you have the contractual right to instruct the insurance company how to vote the shares of Northern Nasdaq at this meeting. Although you are not directly a shareholder of Northern Nasdaq, some of your contract value is invested in Northern Nasdaq pursuant to your policy or contract. For the limited purposes of this prospectus and proxy statement, the term "shareholder" refers to you as the contract/policyholder, unless the context otherwise requires. Therefore, the Board of Trustees recommend that you vote in favor of the reorganization agreement. It is very important that you vote and that your vote be received no later than October 26, 2006. If the Voting Instructions Card is executed and no direction is made, you will be considered as voting FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

         We have enclosed a copy of the Notice of Special Meeting of Shareholders, the Prospectus/Proxy Statement and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

         Voting instructions executed by you may be revoked at any time prior to Phoenix voting the shares represented thereby: by written notice of the Voting Instructions Card's revocation to the Secretary of the Trust at the address above prior to the meeting; by the subsequent execution and return of another Voting Instructions Card prior to the meeting; by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

         As a convenience, you can provide voting instructions in any one of four ways:

         o  THROUGH THE INTERNET - www.proxyweb.com

         o  BY TELEPHONE - 1-888-221-0697

         o BY MAIL - using the enclosed Voting Instructions Card(s) and postage-paid envelope

         o  IN PERSON - by being present and voting at the Special Meeting

         We encourage you to vote by telephone or Internet; have your Voting Instructions Card in hand, and call the number or go to the Web Site and follow the instructions given there. Use of telephone or Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

         Your vote on these matters is important. Please complete the Voting Instructions Card and return it promptly in the envelope provided or vote using one of the other methods described above. Please respond - in order to avoid the additional expense of further solicitation, we ask that you vote promptly. It is important that your policy or contract be represented.

                                       Sincerely,

                                       /s/ Philip K. Polkinghorn
                                       Philip K. Polkinghorn
                                       President

                    PHOENIX-NORTHERN NASDAQ-100 INDEX SERIES

                                   a series of
                          The Phoenix Edge Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                    ----------------------------------------

                    Notice of Special Meeting of Shareholders
                           To be Held October 26, 2006

To The Contract and Policy Holders:

         The Phoenix-Northern Nasdaq-100 Index Series, a series of The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, will hold a Special Meeting of Shareholders at One American Row, Hartford, Connecticut 06103-2899 on October 26, 2006 at 10:00 a.m., Eastern time, for the following purposes:

              1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-Northern Nasdaq-100 Index Series ("Northern Nasdaq") to Phoenix-Van Kampen Equity 500 Index Series ("Van Kampen Equity"), another series of the Trust, in exchange solely for shares of Van Kampen Equity and the assumption by Van Kampen Equity of all liabilities of Northern Nasdaq, and
                  (b) the distribution of the shares of Van Kampen Equity so received to shareholders of Northern Nasdaq in complete liquidation of Northern Nasdaq.

              2. To consider and act upon any other business as may properly come before the meeting and any adjournment(s) thereof.

         The Board of Trustees of the Trust has fixed the close of business on August 25, 2006, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         You are cordially invited to attend the Special Meeting.
Contract/Policyholders who do not expect to attend the Special Meeting are asked to respond promptly via Internet or telephone, or by returning a completed voting instruction card. The Board of Trustees of the Trust is soliciting the enclosed proxy.

                                            By Order of the Board of Trustees of
                                            The Phoenix Edge Series Fund



                                            /s/ Kathleen A. McGah
                                            Kathleen A. McGah
                                            Secretary





         Hartford, Connecticut

         October 2, 2006

                            ACQUISITION OF ASSETS OF

                         PHOENIX-NORTHERN DOW 30 SERIES
                                   a series of
                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 541-0171

                                       and

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
                                   a series of
                          THE PHOENIX EDGE SERIES FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
      (FORMERLY KNOWN AS PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES)
                                   a series of
                          THE PHOENIX EDGE SERIES FUND

                           PROSPECTUS/PROXY STATEMENT

                              DATED OCTOBER 2, 2006

         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreements and Plans of Reorganization which will be submitted to shareholders of Phoenix-Northern Dow 30 Series ("Northern Dow") and Phoenix-Northern Nasdaq-100 Index(R) Series ("Northern Nasdaq"), both series of The Phoenix Edge Series Fund (the "Trust"), for consideration at a Special Meeting of Shareholders to be held on October 26, 2006 at 10:00 a.m. Eastern time at the offices of Phoenix Life Insurance Company, One American Row, Hartford, Connecticut 06103, and any adjournments thereof (the "Meeting").

                                     GENERAL

         Subject to the approval of Northern Dow's and Northern Nasdaq's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of Northern Dow and Northern Nasdaq, each a series of the Trust, into Phoenix-Van Kampen Equity 500 Index Series (f/k/a Phoenix-Alliance/Bernstein Enhanced Index Series)("Van Kampen Equity"), another series of the Trust. Northern Dow, Northern Nasdaq and Van Kampen Equity are each sometimes referred to in this Prospectus/Proxy Statement as a "Series."

         Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners of Northern Dow's and Northern Nasdaq's shares and at the Meeting will vote the shares of the Series held in their separate accounts.

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Northern Dow or Northern Nasdaq that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Northern Dow or Northern Nasdaq, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Northern Dow or Northern Nasdaq. For simplicity, in this Prospectus/Proxy
Statement:

         o "Record Holder" of Northern Dow or Northern Nasdaq refers to each Insurance Company which holds Northern Dow's or Northern Nasdaq's shares of record;

         o "shares" refers generally to your shares of beneficial interest in the Series; and

         o    "shareholder" or "Contract Owner" refers to you.

         In the reorganizations, all of the assets of Northern Dow and Northern Nasdaq will be acquired by Van Kampen Equity in exchange for shares of Van Kampen Equity and the assumption by Van Kampen Equity of all of the liabilities of Northern Dow and Northern Nasdaq (each a "Reorganization" and collectively the "Reorganizations"). Each Reorganization is contingent on the other Reorganization being approved, so the approval by the shareholders of both Northern Dow and Northern Nasdaq is required in order for the transactions to proceed. If the Reorganizations are approved, shares of Van Kampen Equity will be distributed to each Record Holder in liquidation of Northern Dow and Northern Nasdaq, and Northern Dow and Northern Nasdaq will be terminated as series of the Trust. You will then hold that number of full and fractional shares of Van Kampen Equity which have an aggregate net asset value equal to the aggregate net asset value of your shares of Northern Dow and Northern Nasdaq.

         Northern Dow and Northern Nasdaq are each separate non-diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Van Kampen Equity is a separate diversified series of the Trust. The investment objectives of Northern Dow and Northern Nasdaq are similar to that of Van Kampen Equity, as follows:

--------------------------------------------------------------------------------
             Series                            Investment Objective
             ------                            --------------------

---------------------------------- ---------------------------------------------
Northern Dow                       To track the total return of the Dow Jones
                                   Industrial Average(SM)(1) (DJIA(SM)) before series' expenses.

---------------------------------- ---------------------------------------------
Northern Nasdaq                    To track the total return of the Nasdaq-100
                                   Index(R)(2) before series' expenses.

---------------------------------- ---------------------------------------------
Van Kampen Equity                  High total return.
--------------------------------------------------------------------------------

(1) The "Dow Jones" and "Dow Jones Industrial Average" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Series. The Phoenix-Northern Dow 30 Series, although based on the Dow Jones Industrial Average, is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products(s).

(2) The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are referred to as the "Corporations") and are licensed for use by The Phoenix Edge Series Fund. The Phoenix-Northern Nasdaq-100 Index(R) Series has not been passed on by the Corporations as to its legality or suitability, and the series is not issued, endorsed, sold, or promoted by the Corporations.

The investment strategies for Van Kampen Equity are similar to those for Northern Dow and Northern Nasdaq, in that each Series attempts to track an index in its investments. There are some differences, however. Each Series follows a different index. Northern Dow and Northern Nasdaq are non-diversified, unlike Van Kampen. Also, Van Kampen may invest in securities of foreign issuers.

         This Prospectus/Proxy Statement explains concisely the information about Van Kampen Equity that you should know before voting on a Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Series and Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

------------------------------------------------------------------------------------------------------------------------
Information about Northern Dow:                                       How to Obtain this Information:
------------------------------                                        -------------------------------

--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Northern Dow, dated May 1, 2006   Copies are available upon request and without
(SEC File No. 811-04642)                                              charge if you:

Statement of Additional Information of the Trust relating to                o  Write to the Trust at the address
Northern Dow, dated May 1, 2006                                                listed on the cover page of this
(SEC File No. 811-04642)                                                       Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Northern Dow for the year            o  Call (800) 541-0171 toll-free.
ended December 31, 2005
(SEC File No. 811-04642)

Semi Annual Report of the Trust relating to Northern Dow for the six-month period ended June 30, 2006
(SEC File No. 811-04642)

--------------------------------------------------------------------- --------------------------------------------------
Information about Northern Nasdaq:                                    How to Obtain this Information:
---------------------------------                                     -------------------------------

--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Northern Nasdaq, dated May 1,     Copies are available upon request and without
2006                                                                  charge if you:
(SEC File No. 811-04642)

Statement of Additional Information of the Trust relating to                o  Write to the Trust at the address
Northern Nasdaq, dated May 1, 2006                                             listed on the cover page of this
(SEC File No. 811-04642)                                                       Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Northern Nasdaq for the year         o  Call (800) 541-0171 toll-free.
ended December 31, 2005
(SEC File No. 811-04642)

Semi Annual Report of the Trust relating to Northern
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Nasdaq for the six-month period ended June 30, 2006
(SEC File No. 811-04642)

--------------------------------------------------------------------- --------------------------------------------------
Information about Van Kampen Equity:                                  How to Obtain this Information:
-----------------------------------                                   -------------------------------

--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to Van Kampen Equity, dated May 1,   Copies are available upon request and without
2006, which accompanies this Prospectus/Proxy Statement charge        if you:

Statement of Additional Information of the Trust relating to Van            o  Write to the Trust at the address
Kampen Equity, dated May 1, 2006                                               listed on the cover page of this
(SEC File No. 811-04642)                                                       Prospectus/Proxy Statement; or

Annual Report of the Trust relating to Van Kampen Equity for the            o  Call (800) 541-0171 toll-free.
year ended December 31, 2005
(SEC File No. 811-04642)

Semi Annual Report of the Trust relating to Van Kampen Equity for the six-month period ended June 30, 2006
(SEC File No. 811-04642)

--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganizations:                                How to Obtain this Information:
-------------------------------------                                 -------------------------------

--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated October 2, 2006, which      A copy is available upon request and without
relates to this Prospectus/Proxy Statement                            charge if you:
and the Reorganizations
                                                                            o  Write to the Trust at the address
                                                                               listed on the cover page of this
                                                                               Prospectus/Proxy Statement; or

                                                                            o  Call (800) 541-0171 toll-free.

------------------------------------------------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Van Kampen Equity, Northern Dow and Northern Nasdaq contained in the Prospectus of the Trust dated May 1, 2006 (SEC File No. 811-04642) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated October 2, 2006, relating to this Prospectus/Proxy Statement and the Reorganizations, which includes the financial statements of the Trust relating to Northern Dow for the year ended December 31, 2005 and the six-month period ended June 30, 2006, financial statements of the Trust relating to Northern Nasdaq for the year ended December 31, 2005 and the six-month period ended June 30, 2006, financial statements of the Trust relating to Van Kampen Equity for the year ended December 31, 2005 and the six-month period ended June 30, 2006, and pro forma financial statements of the Trust relating to Van Kampen Equity for the twelve months ended June 30, 2006, is incorporated by reference in its entirety in this document.


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN VAN KAMPEN EQUITY THROUGH A CONTRACT:

         o   is not a deposit of, or guaranteed by, any bank

         o is not insured by the FDIC, the Federal Reserve Board or any other government agency

         o   is not endorsed by any bank or government agency

         o involves investment risk, including possible loss of the purchase payment of your original investment

                                Table of Contents
                                -----------------

                                                                                                               Page
                                                                                                               ----

SUMMARY...........................................................................................................7
         Why are the Reorganizations being proposed?..............................................................7
         What are the key features of the Reorganizations?........................................................7
         After the Reorganizations, what shares of Van Kampen Equity will I own?..................................8
         How will the Reorganizations affect me?..................................................................8
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?..............................................................................9
         How do the Trustees recommend that I vote?...............................................................9
         How do each Series' investment objectives, principal investment strategies and risks compare?............9
         How does each Series' fees and expenses compare?........................................................12
         How does each Series' performance record compare?.......................................................15
         Who will be the Advisor and Subadvisor of my Series after the Reorganizations?  What will the management and advisory fees be after the Reorganizations?..............................................17
         What will be the primary Federal tax consequences of the Reorganizations?...............................19
RISKS............................................................................................................19
         Are the risk factors for the Series similar?............................................................19
         What are the primary risks of investing in each Series?.................................................20
         Are there any other risks of investing in each Series?..................................................21
INFORMATION ABOUT THE REORGANIZATIONS............................................................................23
         Reasons for the Reorganizations.........................................................................23
         Agreements and Plans of Reorganization..................................................................24
         Federal Income Tax Consequences.........................................................................26
         Pro Forma Capitalization................................................................................26
         Distribution of Shares..................................................................................27
         Purchase and Redemption Procedures......................................................................28
         Exchange Privileges.....................................................................................29
         Dividend Policy.........................................................................................29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................29
         Form of Organization....................................................................................29
         Capitalization..........................................................................................29
         Shareholder Liability...................................................................................30
         Shareholder Meetings and Voting Rights..................................................................30
         Liquidation.............................................................................................31
         Liability and Indemnification of Trustees...............................................................31
VOTING INFORMATION CONCERNING THE MEETING........................................................................31
         Shareholder Information.................................................................................34
         Control Persons and Principal Holders of Securities.....................................................34
FINANCIAL STATEMENTS AND EXPERTS.................................................................................34
LEGAL MATTERS....................................................................................................35
ADDITIONAL INFORMATION...........................................................................................35
OTHER BUSINESS...................................................................................................35
EXHIBIT A-1  Form of Agreement and Plan of Reorganization (Northern Dow)......................................A-1-1
EXHIBIT A-2  Form of Agreement and Plan of Reorganization (Northern Nasdaq)...................................A-2-1

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
             OF THE REORGANIZATIONS. IT MAY NOT CONTAIN ALL OF THE
            INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
         REORGANIZATIONS, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                          STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Series and the forms of the Agreement and Plan of Reorganization (each a "Plan" and together the "Plans"), which are attached to this Prospectus/Proxy Statement as Exhibits A-1 and A-2.

         WHY ARE THE REORGANIZATIONS BEING PROPOSED?

         The Reorganizations are part of a restructuring designed to eliminate the offering of overlapping funds in the Phoenix families of funds with similar investment objectives and similar investment strategies, especially those funds that may have been unable to accumulate significant assets or may have underperformed their benchmarks for several periods, that serve as funding vehicles for insurance contracts issued by Phoenix Life Insurance Company and its affiliates. In addition, Van Kampen Equity has outperformed both Northern Dow and Northern Nasdaq over the past one year and since inception. Therefore, the Trustees believe that the Reorganizations are in the best interests of Northern Dow, Northern Nasdaq and their shareholders.

         WHAT ARE THE KEY FEATURES OF THE REORGANIZATIONS?

         The Plans set forth the key terms and features of the Reorganizations. For a complete description of the Reorganizations, see Exhibits A-1 and A-2. The Plans generally provide for the following:

         o the transfer in-kind of all of the assets of Northern Dow and Northern Nasdaq to Van Kampen Equity in exchange for shares of Van Kampen Equity;

         o the assumption by Van Kampen Equity of all of the liabilities of Northern Dow and Northern Nasdaq; and

         o the liquidation of Northern Dow and Northern Nasdaq by distribution of shares of Van Kampen Equity to Northern Dow's and Northern Nasdaq's shareholders.

         Each Reorganization is contingent on the other Reorganization being approved, so the approval by the shareholders of both Northern Dow and Northern Nasdaq is required in order for the transactions to proceed. The Reorganizations are intended to qualify as tax-free reorganizations for Federal income tax purposes and are expected to be completed on or about October 27, 2006.

         AFTER THE REORGANIZATIONS, WHAT SHARES OF VAN KAMPEN EQUITY WILL I OWN?

         If you own shares of Northern Dow or Northern Nasdaq, you will own shares of Van Kampen Equity, which have not been designated as any particular class.

         The new shares you receive will have the same total value as your shares of Northern Dow or Northern Nasdaq, as of the close of business on the day of the Reorganizations.

         HOW WILL THE REORGANIZATIONS AFFECT ME?

         It is anticipated that the Reorganizations will benefit you as follows, although no assurance can be given that the Reorganizations will result in any such benefits:

         o COST SAVINGS: Northern Dow and Northern Nasdaq, respectively, have total annual operating expenses of 0.99% and 1.11% (and 0.60% after voluntary expense reimbursements to each Series by the Advisor). On a pro forma basis after the Reorganization, Van Kampen Equity will have total annual operating expenses of 0.60% with a contractual expense cap that limits expenses other than the management fee to 0.15% of average daily net assets through April 30, 2008.

         o OPERATING EFFICIENCIES: Upon the reorganization of Northern Dow and Northern Nasdaq into Van Kampen Equity, operating efficiencies may be achieved by Van Kampen Equity because it will have a greater level of assets. As of June 30, 2006, Northern Dow's total net assets were approximately $23 million, Northern Nasdaq's total net assets were approximately $21 million and Van Kampen Equity's total net assets were approximately $97 million.

         The Reorganizations will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganizations. The Trust will sell its shares on a continuous basis at net asset value currently only to insurance companies under Federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Van Kampen Equity after the Reorganizations. After the Reorganizations, your Contract values will depend on the performance of Van Kampen Equity rather than that of Northern Dow or Northern Nasdaq. Neither the Trust nor the Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganizations will be paid by Phoenix Life Insurance Company or one of its affiliates, except any transaction costs related to the selling of securities held by Northern Dow or Northern Nasdaq in order to comply with the policies and investment practices of Van Kampen Equity, which will be borne by Van Kampen Equity.

         Although Northern Dow, Northern Nasdaq and Van Kampen Equity have similar investment objectives and similar investment strategies, it is anticipated that the securities held by Northern Dow and Northern Nasdaq may be sold in significant amounts in order to comply with the policies and investment practices of Van Kampen Equity in connection with the Reorganizations. The transaction costs of such sales will be borne by Van Kampen Equity. Such costs are ultimately borne by the Series' shareholders.

         Like Northern Dow and Northern Nasdaq, Van Kampen Equity will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional shares of Van Kampen Equity.

         WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

         The Reorganizations will not affect your right to purchase and redeem shares, to change among the Insurance Company's investment options in the Contract, to annuitize, or to receive distributions as permitted by your Contract. After the Reorganizations, you will be able under your current Contract to purchase additional shares of Van Kampen Equity. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

         HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

         The Trustees of the Trust, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganizations would be in the best interest of Northern Dow and Northern Nasdaq and their shareholders, and that the shareholders' interests will not be diluted as a result of the Reorganizations. Accordingly, the Trustees have submitted the Plans for the approval of the shareholders of Northern Dow and Northern Nasdaq.

         THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATIONS.

The Trustees of the Trust have also approved the Plans on behalf of Van Kampen Equity, and have concluded that they would be in the best interest of Van Kampen Equity and its shareholders and that the shareholders' interests will not be diluted as a result of the Reorganizations.

         HOW DO EACH SERIES' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objectives of Northern Dow and Northern Nasdaq are similar to that of Van Kampen Equity, and the investment strategies of the Series are similar. The investment objective of each Series is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval, although the Series' policy of investing 80% of their assets in their respective indexes may only be changed upon 60 days' written notice to shareholders.

         The following tables provide a summary comparison of Northern Dow, Northern Nasdaq and Van Kampen Equity with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to each Series.

   -----------------------------------------------------------------------------
                      NORTHERN DOW

   ------------------ ----------------------------------------------------------
   Investment         To track the total return of the Dow Jones Industrial
   Objective          Average(SM) (DJIA(SM)) before series' expenses.

   ------------------ ----------------------------------------------------------

   -----------------------------------------------------------------------------
   Principal          Normally invests at least 80% of its assets in the equity
   Investment         securities of the 30 companies comprising the DJIA(SM)
   Strategies         in the same    proportions as represented in the DJIA(SM).
                      The DJIA(SM) currently consists of 30 of the most widely
                      held and actively traded stocks listed on the New York
   -----------------------------------------------------------------------------
                      Stock Exchange and NASDAQ, which represent companies that typically are dominant firms in their respective industries.

                      The Series invests in equity securities with a capitalization range of $8 billion to $386 billion.

                      Employs a passively managed investment approach that matches rather than underweights or overweights its investment in each component security of the DJIA(SM).

                      May invest in equity equivalents, including stock index futures contracts and publicly traded index securities.

                      Attempts to achieve a correlation between the total return performance of its portfolio and that of the DJIA(SM) of at least 0.98, before expenses.

                      Series is non-diversified under federal securities laws.

   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                      NORTHERN NASDAQ

   ------------------ ----------------------------------------------------------
   Investment         To track the total return of the Nasdaq-100 Index(R)
   Objective          (Index) before series' expenses.

   ------------------ ----------------------------------------------------------
   Principal          Normally invests at least 80% of its assets in the equity
   Investment         securities of the 100 companies comprising the Index in
   Strategies         the same proportions that they are represented in the
                      Index. The Index currently consists of 100 of the largest non-financial companies whose stock is actively traded and listed on The Nasdaq Stock Market, Inc., which represent companies that typically are among the largest but not the most dominant firms in their respective industries.

                      The Series invests in equity securities with a capitalization range of $2 billion to $290 billion.

                      Employs a passively managed investment approach that matches rather than underweights or overweights its investment in each component security of the Index.

                      May invest in equity equivalents such as stock index futures contracts and publicly traded index securities.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                      Attempts to achieve a correlation between the total return performance of its portfolio and that of the Index of at least 0.98, before expenses.

                      Series is non-diversified under federal securities laws.

   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                      VAN KAMPEN EQUITY

   ------------------ ----------------------------------------------------------
   Investment         High total return.
   Objective

   ------------------ ----------------------------------------------------------
   Principal          Normally invests at least 80% of its assets in common
   Investment         stocks and other equity securities. Subadvisor passively
   Strategies         manages the Series by investing in securities in
                      approximately the same proportion as they are represented in the S&P 500(R) Index (S&P 500). The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation.

                      As of December 31, 2005, the market capitalization range for the Series' equity securities was $939 million to $370 billion.

                      Attempts to achieve a correlation between the total return performance of its portfolio and that of the S&P 500 of at least 0.95, before expenses.

                      May invest in foreign companies, including those that are in emerging-market countries, that are included in the S&P
                      500. In addition, may invest in stock index futures on the S&P 500 and Standard & Poor's Depositary Receipts.

   -----------------------------------------------------------------------------

         The principal risks of investing in Van Kampen Equity are similar to those of investing in Northern Dow and Northern Nasdaq. They include:

         o Market risk - a Series' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. There is also the possibility that the specific securities held by the Series will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the Subadvisor's choice of portfolio securities.

         o Equity Securities Investment risk - in general the prices of equity securities are more volatile than those of fixed income securities.

         o Index investing risk - a Series could under-perform other investments if the value of the index goes down, and the Series may not use certain techniques to reduce the risk of loss.

             FOR NORTHERN DOW AND NORTHERN NASDAQ ONLY

         o Non-diversification risk - the Series may invest in a limited number of companies, which make the Series more sensitive to changes in the market value of single issuer or industry in the Series' portfolio.

             FOR VAN KAMPEN EQUITY ONLY

         o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject.

         o Emerging market investment risk - investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems.

         Each Series may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with each Series' principal investment objective and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of each Series' risks, see the section entitled "Risks" below.

         Each Series has other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each Series.

         Although Northern Dow, Northern Nasdaq and Van Kampen Equity have similar investment objectives and similar investment strategies, it is anticipated that the securities held by Northern Dow and Northern Nasdaq may be sold in significant amounts in order to comply with the policies and investment practices of Van Kampen Equity in connection with the Reorganizations. If such sales occur, the transaction costs will be borne by Van Kampen Equity. Such costs are ultimately borne by the Series' shareholders.

         HOW DOES EACH SERIES' FEES AND EXPENSES COMPARE?

         Each Series offers one class of shares. You will not pay any initial or deferred sales charge in connection with the Reorganizations.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of Northern Dow and Northern Nasdaq and shares of Van Kampen Equity. The table entitled "Van Kampen Equity (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganizations take place.

         The amounts for the shares of Northern Dow and Northern Nasdaq and shares of Van Kampen Equity set forth in the following tables and in the examples are based on the expenses for Northern Dow, Northern Nasdaq and Van Kampen Equity for the fiscal year ended

December 31, 2005. The amounts for shares of Van Kampen Equity (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Van Kampen Equity would have been, and assumes the contractual expense caps were in place, for the year ended December 31, 2005, assuming the Reorganizations took place on January 1, 2005. The pro forma amounts include adjustments based on assumptions as a result of the mergers.

         The shares of Northern Dow, Northern Nasdaq and Van Kampen Equity are not charged any initial or deferred sales charge, or any other transaction fees. Please note that while the pro forma net operating expenses for the combined entities are favorable over those for Northern Dow and Northern Nasdaq, the pro forma management fees may be higher than those currently applicable to Northern Dow and Northern Nasdaq.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT. IF THOSE CHARGES AND FEES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------

----------------------------------------------------------------------
                                      NORTHERN           NORTHERN
                                        DOW               NASDAQ
                                        ---               ------
----------------------------------------------------------------------
Management Fees                        0.35%              0.35%
-------------------------------- ------------------ ------------------
12b-1 Fees                             None               None
-------------------------------- ------------------ ------------------
Other Expenses                         0.64%              0.76%
-------------------------------- ------------------ ------------------
Total Annual Series Operating        0.99%(1)           1.11%(2)
Expenses
----------------------------------------------------------------------


----------------------------------------------------------------------------
                                        VAN                VAN KAMPEN
                                       KAMPEN                EQUITY
                                       EQUITY             (PRO FORMA)
                                       ------             -----------
-------------------------------- ------------------ ------------------------
Management Fees                        0.45%                 0.45%
-------------------------------- ------------------ ------------------------
12b-1 Fees                             None                  None
-------------------------------- ------------------ ------------------------
Other Expenses                         0.27%                 0.26%
-------------------------------- ------------------ ------------------------
Total Annual Series Operating          0.72%                 0.71%
Expenses
-------------------------------- ------------------ ------------------------
Contractual Expense Waiver          (0.12%)(3)            (0.11%)(3)
-------------------------------- ------------------ ------------------------
Net Annual Operating Expenses        0.60%(4)                0.60%
-------------------------------- ------------------ ------------------------

(1) Northern Dow's investment advisor has voluntarily agreed to reimburse the Series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the Series' average daily net assets (the "expense cap"). Northern Dow's operating expenses after reimbursement were 0.60% for the fiscal year ended December 31, 2005. The expense cap may be changed or eliminated at any time without notice.

(2) Northern Nasdaq's investment advisor has voluntarily agreed to reimburse the Series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the Series' average daily net assets (the "expense cap"). Northern Nasdaq's operating expenses after reimbursement were 0.60% for the fiscal year ended December 31, 2005. The expense cap may be changed or eliminated at any time without notice.

(3) From September 1, 2006 through April 30, 2008, Van Kampen Equity's investment advisor has contractually agreed to limit Other Expenses to 0.15% of the Series' average daily net assets.

(4) Van Kampen Equity's expenses for the last year have been restated to take into account the effect of the contractual fee waiver.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Northern Dow and Northern Nasdaq versus Van Kampen Equity and Van Kampen Equity Pro Forma, assuming the Reorganizations take place. The examples assume a 5% average annual return, that contractual expense caps remain in place for the period covered, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE SERIES SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Examples of Series Expenses

          ----------------------------------------------------------------------
                                           NORTHERN DOW
                                           ------------

                    One Year      Three Years      Five Years      Ten Years
                    --------      -----------      ----------      ---------

                      $101            $315             $547          $1,212

          ----------------------------------------------------------------------


          ----------------------------------------------------------------------
                                      NORTHERN NASDAQ
                                      ---------------

                    One Year      Three Years      Five Years      Ten Years
                    --------      -----------      ----------      ---------

                      $113           $353             $611          $1,351

          ----------------------------------------------------------------------


          ----------------------------------------------------------------------
                                     VAN KAMPEN EQUITY
                                     -----------------

                    One Year      Three Years      Five Years      Ten Years
                    --------      -----------      ----------      ---------

                       $61           $192             $359           $854

          ----------------------------------------------------------------------


          ----------------------------------------------------------------------
                               VAN KAMPEN EQUITY (PRO FORMA)
                               -----------------------------

                    One Year      Three Years      Five Years      Ten Years
                    --------      -----------      ----------      ---------

                       $61           $200             $369           $857

          ----------------------------------------------------------------------

                  HOW DOES EACH SERIES' PERFORMANCE RECORD COMPARE?

         The following charts show how the shares of Van Kampen Equity, Northern Dow and Northern Nasdaq have performed in the past. A new investment subadvisor was appointed for Van Kampen Equity effective September 1, 2006, so all performance data below for Van Kampen Equity reflects the performance of the previous investment advisor. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE SERIES SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss for the shares of each Series in each full calendar year since its inception.

         These charts should give you a general idea of the risks of investing in each Series by showing how the Series' return has varied from year-to-year. These charts include the effects of Series' expenses. Total return amounts are based on the inception date of each Series, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Series can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                  NORTHERN DOW

-------------------------------------------------------------------------------
    -5.56%        -5.98%       -15.50%      27.40%       4.67%        1.05%






      00            01           02           03           04          05
-------------------------------------------------------------------------------
                        High Quarter: 4th - 2001 +13.64%
                         Low Quarter: 3rd - 2002 -17.62%

                                 NORTHERN NASDAQ

         ------------------------------------------------------------
           -33.04%      -37.58%      48.85%     10.04%      1.24%






              01           02          03         04          05
         ------------------------------------------------------------
                        High Quarter: 4th - 2001 +35.04%
                         Low Quarter: 3rd - 2001 -36.42%

                                VAN KAMPEN EQUITY

------------- ----------- ----------- ---------- ----------- ----------- ---------- -----------
   31.68%       18.86%     -11.47%     -11.90%    -23.68%      26.23%      9.84%      3.69%






     98           99          00         01          02          03         04          05
------------- ----------- ----------- ---------- ----------- ----------- ---------- -----------

                        High Quarter: 4th - 1998 +22.09%
                         Low Quarter: 3rd - 2002 -17.39%

         The next set of tables lists the average annual total return of the shares of the Series for the past one- and five years and since inception (through December 31, 2005). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Series by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2005)
         -------------------------------------------------------------

--------------------------------------------------------------------------------------------
                               1 Year          5 Years          From
                               Ended           Ended          Inception        Inception
                              12/31/05        12/31/05       to 12/31/05         Date
                              --------        --------       -----------         ----
-------------------------- --------------- ---------------- --------------- ----------------
NORTHERN DOW                   1.05%            1.37%           0.59%         12/15/1999
------------
-------------------------- --------------- ---------------- --------------- ----------------
Dow Jones Industrial           1.72%            2.05%           1.66%
  Industrial
  Average
-------------------------- --------------- ---------------- --------------- ----------------
S&P 500                        4.93%            0.55%          -0.49%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                               1 Year          5 Years          From
                               Ended           Ended          Inception        Inception
                              12/31/05        12/31/05       to 12/31/05         Date
                              --------        --------       -----------         ----
--------------------------- ---------------- --------------- ---------------- --------------
NORTHERN NASDAQ                  1.24%           -7.07%          -14.22%        8/15/2000
---------------
--------------------------- ---------------- --------------- ---------------- --------------
Nasdaq-100 Index(R)              1.90%           -6.62%          -13.91%
--------------------------- ---------------- --------------- ---------------- --------------
S&P 500                          4.93%           0.55%           -1.58%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                               1 Year          5 Years          From
                               Ended           Ended          Inception        Inception
                              12/31/05        12/31/05       to 12/31/05         Date
                              --------        --------       -----------         ----
--------------------------- ---------------- --------------- ---------------- --------------
VAN KAMPEN EQUITY                3.69%           -0.68%           4.20%         7/15/1997
-----------------
--------------------------- ---------------- --------------- ---------------- --------------
S&P 500                          4.93%           0.55%            5.22%
--------------------------------------------------------------------------------------------

                                 --------------------------

         The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue chip stocks. The Nasdaq-100 Index(R) is a market capitalization-weighted index of the 100 largest domestic and international non-financial companies listed in the NASDAQ (National Association of Securities Dealers Automated Quotation System) Stock Market. The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall U.S. stock market.

         For a detailed discussion of the manner of calculating total return, please see the Series' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Van Kampen Equity is also contained in management's discussion of Van Kampen Equity's performance, which appears in the most recent Annual Report of the Trust relating to Van Kampen Equity.

         WHO WILL BE THE ADVISOR AND SUBADVISOR OF MY SERIES AFTER THE REORGANIZATIONS? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATIONS?

         Management of each Series
         -------------------------

         The overall management of Northern Dow and Northern Nasdaq, and of Van Kampen Equity is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Advisor
         -------

         Phoenix Variable Advisors, Inc. (the "Advisor" or "PVA") is the investment advisor for Van Kampen Equity. The Advisor selects and pays the fees of the Subadvisor for the Series and monitors the Subadvisor's investment program.

         Facts about the Advisor:
         -----------------------------------------------------------------------

         o The Advisor is an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment advisor since 1999.

         o The Advisor manages a family of investment portfolios sold to separate accounts of Phoenix Life Insurance Company and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with approximately $673 million in assets under management as of December 31, 2005.

         o The Advisor is located at One American Row, Hartford, Connecticut 06103.
         -----------------------------------------------------------------------

         Subadvisor
         ----------

         Morgan Stanley Investment Management Inc., dba Van Kampen (the "Subadvisor" or "Van Kampen") is the subadvisor to Van Kampen Equity. Pursuant to a Subadvisory Agreement with the Advisor, the Subadvisor continuously furnishes an investment program for the Series, makes day-to-day investment decisions on behalf of the Series, and arranges for the execution of Series transactions.

         Facts about the Subadvisor:

         -----------------------------------------------------------------------

         o The Subadvisor is an indirect wholly-owned subsidiary of Morgan Stanley.

         o The Subadvisor manages or advises over 260 investment portfolios, and together with its affiliated asset management companies had approximately $434 billion in assets under management as of December 31, 2005.

         o The Subadvisor's principal place of business is located at 1221 Avenue of the Americas, New York, New York 10020.
         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         The Series will be managed by members of Van Kampen's Systematic Strategies team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Series are Kevin Jung, an Executive Director of Van Kampen, and Thomas H. Moore, a Vice President of Van Kampen. Mr. Jung is the lead portfolio manager of the Series and has been associated with Van Kampen in an investment management capacity since September 1997. Mr. Moore has been associated with Van Kampen in an investment management capacity since August 1999.

         Management Fees
         ---------------

         For its management and supervision of the daily business affairs of Van Kampen Equity, the Advisor is entitled to receive a monthly fee at the annual rate of 0.45% of the Series' average daily net assets.

         The Advisor has contractually agreed to limit its other expenses through April 30, 2008, which has the effect of limiting the expense ratio for Van Kampen Equity. Unless otherwise agreed upon, the Advisor may reduce or cease the expense limitations at any time after the contractual period.

         Subadvisory Fees
         ----------------

         Under the terms of the Subadvisory Agreement, the Subadvisor is paid a monthly fee by the Advisor for providing investment advisory services to Van Kampen Equity at the annual rate of 0.225% for the first $50 million of the Series' average daily net assets, 0.180% for the next $150 million, and 0.135% for excess over $200 million. The Series does not pay a fee to the Subadvisor.

         WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE
REORGANIZATIONS?

         Prior to or at the completion of the Reorganizations, Northern Dow, Northern Nasdaq and Van Kampen Equity will have received an opinion from the law firm of McDermott Will & Emery LLP that each Reorganization will qualify, for Federal income tax purposes, as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that Northern Dow, Northern Nasdaq and Van Kampen Equity each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code. As a result, no gain or loss will be recognized by Northern Dow, Northern Nasdaq or their Record Holders for Federal income tax purposes as a result of receiving shares of Van Kampen Equity in connection with the Reorganizations. The holding period and aggregate tax basis of the shares of Van Kampen Equity that are received by the Record Holders of Northern Dow and Northern Nasdaq will be the same as the holding period and aggregate tax basis of the shares of Northern Dow and Northern Nasdaq previously held by such Record Holders, provided that such shares of Northern Dow or Northern Nasdaq are held as capital assets. In addition, the holding period and tax basis of the assets of Northern Dow and Northern Nasdaq in the hands of Van Kampen Equity as a result of the Reorganizations will be the same as in the hands of Northern Dow and Northern Nasdaq immediately prior to the Reorganizations, and no gain or loss will be recognized by Van Kampen Equity upon the receipt of the assets of Northern Dow and Northern Nasdaq in exchange for shares of Van Kampen Equity and the assumption by Van Kampen Equity of Northern Dow's and Northern Nasdaq's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for Federal income tax purposes, each shareholder will not recognize taxable income as a result of either Reorganization.

                                      RISKS

         ARE THE RISK FACTORS FOR THE SERIES SIMILAR?

         Yes. The risk factors are similar due to the similar investment objectives and similar investment strategies of Northern Dow and Northern Nasdaq, and Van Kampen Equity. The significant difference in investment policies is that Van Kampen Equity may invest in foreign securities, and Northern Dow and Northern Nasdaq are non-diversified. The risks of Van Kampen Equity are described in greater detail in the Series' Prospectus.

         WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH SERIES?

         An investment in each Series is subject to certain risks. There is no assurance that investment performance of either Series will be positive or that the Series will meet its investment objective. The following tables and discussions highlight the primary risks associated with investment in each Series.

--------------------------------------------------------------------------------
                                  Each Series is subject to MARKET RISK.

--------------------------------- ----------------------------------------------
NORTHERN DOW                      Normally invests at least 80% of its assets in
                                  the equity securities of the 30 companies comprising the DJIA(SM) in the same proportions as represented in the DJIA(SM).

--------------------------------- ----------------------------------------------
NORTHERN NASDAQ                   Normally invests at least 80% of its assets in
                                  the equity securities of the 100 companies comprising the Nasdaq-100 Index(R) in the same proportions that they are represented in the Index.

--------------------------------- ----------------------------------------------
VAN KAMPEN EQUITY                 Normally invests at least 80% of its assets in
                                  common stocks and other equity securities, in approximately the same proportion as they are represented in the S&P 500(R) Index

--------------------------------------------------------------------------------


         The value of your shares is based on the market value of the Series' investments. However, the value of the Series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the Series' investment decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sales of shares will occur when share values have declined.

         The value of the Series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the Series encounter negative conditions, they may be unable to continue to pay dividends or interest at expected levels.

         There is also the possibility that the specific securities held by the Series will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the Subadvisor's choice of portfolio securities.

----------------------------------------------------------------------------------------------------------------
                                 Each Series is subject to EQUITY SECURITIES INVESTMENT RISK.

-------------------------------- -------------------------------------------------------------------------------
NORTHERN DOW                     Normally invests at least 80% of its assets in equity securities.
-------------------------------- -------------------------------------------------------------------------------
NORTHERN NASDAQ                  Normally invests at least 80% of its assets in equity securities.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

VAN KAMPEN EQUITY                Normally invests at least 80% of its assets in common stocks and other equity securities.
----------------------------------------------------------------------------------------------------------------


         In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

--------------------------------------------------------------------------------
                                 Each Series is subject to INDEX INVESTING RISK.

-------------------------------- -----------------------------------------------
NORTHERN DOW                     Invests in the equity securities of the 30
                                 companies comprising the DJIA(SM) in the same
                                 proportions as represented in the DJIA(SM).
-------------------------------- -----------------------------------------------
NORTHERN NASDAQ                  Invests in the equity securities of the 100
                                 companies comprising the Index in the same
                                 proportions that they are represented in the
                                 Index.
-------------------------------- -----------------------------------------------
VAN KAMPEN EQUITY                Invests in securities in approximately the same
                                 proportion as they are represented in the S&P
                                 500(R) Index.
--------------------------------------------------------------------------------


         Each Series attempts to track an index. The Series could under-perform other investments if the value of the index goes down. Unlike other funds that do not attempt to track an index, the Series may not use certain techniques to reduce the risk of loss. For example, the Series generally will not keep any significant portion of their assets in cash. As a result, the Series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the Series incur fees expenses, such as brokerage commissions, whereas the indexes do not, the Series' performance will tend to underperform the performance of the indexes.



         ARE THERE ANY OTHER RISKS OF INVESTING IN EACH SERIES?

         Northern Dow and Northern Nasdaq are subject to NON-DIVERSIFICATION
RISK.

         NON-DIVERSIFICATION RISK

         The Series currently invest in securities of a limited number of companies, which makes them more sensitive to changes in the market value of a single issuer or industry in the Series' portfolio. To the extent that the Series are in fact not well diversified, they may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if they were more broadly diversified. The net asset value of the Series may fluctuate substantially. The Series may not be appropriate for short-term investors.

         Van Kampen Equity is subject to FOREIGN INVESTMENT RISK and EMERGING MARKET INVESTMENT RISK.

         FOREIGN INVESTMENT RISK

         The Series invests in foreign securities. Foreign investments could be more difficult to sell than U. S. investments. They also may subject the Series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

         Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

         EMERGING MARKET INVESTMENT RISK

         Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual countries may impose limitation on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

         The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

                      INFORMATION ABOUT THE REORGANIZATIONS

         REASONS FOR THE REORGANIZATIONS

         The Reorganizations are part of an overall plan to reduce the number of Series with overlapping investment objectives and policies, especially those Series that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies. Reduction in the number of such Series is an attempt to improve the operating efficiencies of the Trust's remaining Series.

         At a regular meeting held on May 15-16, 2006, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganizations; they determined that the Reorganizations were in the best interests of Northern Dow and Northern Nasdaq and their shareholders, and that the interests of existing shareholders of Northern Dow and Northern Nasdaq will not be diluted as a result of the transactions contemplated by the Reorganizations.

         Before approving each Plan, the Trustees evaluated information provided by the management of the Trust and reviewed various factors about each Series and each proposed Reorganization. The Trustees considered the relative asset size of each Series, including the benefits of combining the assets of the Series into a larger entity. As of June 30, 2006, Northern Dow's net assets were approximately $23 million, Northern Nasdaq's net assets were approximately $21 million and Van Kampen Equity's net assets were approximately $97 million.

         The Trustees also noted that Van Kampen Equity has outperformed both Northern Dow and Northern Nasdaq over the past one year and since its inception.

         In addition, the Trustees considered, among other things:

         o   the terms and conditions of each Reorganization;

         o the fact that the Reorganizations would not result in the dilution of shareholders' interests;

         o the effect of the Reorganizations on the Contract Owners and the value of their Contracts;

         o the fact that Northern Dow and Northern Nasdaq, and Van Kampen Equity have similar investment objectives and similar investment strategies;

         o the fact that Phoenix Life Insurance Company or one of its affiliates will bear the expenses incurred by each Series in connection with the Reorganizations;

         o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products;

         o the fact that Van Kampen Equity will assume all of the liabilities of Northern Dow and Northern Nasdaq;

         o the fact that the Reorganizations are expected to be tax-free for Federal income tax purposes; and

         o alternatives available to shareholders of Northern Dow and Northern Nasdaq, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Disinterested Trustees of the Trust met with independent counsel to the Disinterested Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganizations would be in the best interests of Northern Dow and Northern Nasdaq and their shareholders. Consequently, they approved the Plans and directed that the Plans be submitted to shareholders of Northern Dow and Northern Nasdaq for approval.

         The Trustees of the Trust have also approved the Plans on behalf of Van Kampen Equity.

         AGREEMENTS AND PLANS OF REORGANIZATION

         The following summary is qualified in its entirety by reference to each Plan (the forms of which are attached as Exhibits A-1 and A-2 to this Prospectus/Proxy Statement).

         The Plans provide that all of the assets of Northern Dow and Northern Nasdaq will be acquired by Van Kampen Equity in exchange for shares of Van Kampen Equity and the assumption by Van Kampen Equity of all of the liabilities of Northern Dow and Northern Nasdaq on or about October 27, 2006, or such other date on which the New York Stock Exchange ("NYSE") is open for trading, as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Northern Dow and Northern Nasdaq will endeavor to discharge all of their known liabilities and obligations. Northern Dow and Northern Nasdaq will each prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, Northern Dow and Northern Nasdaq will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Series' Record Holders all of the Series' investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Series' net tax exempt income and all of their net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of Van Kampen Equity to be received by the Record Holders of Northern Dow and Northern Nasdaq will be determined by multiplying the outstanding shares of each of Northern Dow and Northern Nasdaq by a factor which shall be computed by dividing the net asset value per share of the shares of each of Northern Dow and Northern Nasdaq by the net asset value per share of the shares of Van Kampen Equity. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for each Series, will compute the value of each Series' respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Van Kampen Equity, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, Northern Dow and Northern Nasdaq will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Van Kampen Equity received by Northern Dow and Northern Nasdaq. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Northern Dow's and Northern Nasdaq's Record Holders on Van Kampen Equity's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Van Kampen Equity due to Northern Dow's and Northern Nasdaq's Record Holders. All issued and outstanding shares of Northern Dow and Northern Nasdaq will be canceled. The shares of Van Kampen Equity to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Northern Dow and Northern Nasdaq will be terminated as series of the Trust.

         The consummation of each Reorganization is subject to the conditions set forth in the respective Plan, including approval, as applicable, by Northern Dow's and Northern Nasdaq's shareholders, accuracy of various representations and warranties and receipt of a tax opinion from counsel. Notwithstanding approval of Northern Dow's and Northern Nasdaq's shareholders, the Plan may be terminated (a) by the mutual agreement of Northern Dow or Northern Nasdaq and Van Kampen Equity; (b) by either Northern Dow or Northern Nasdaq, or Van Kampen Equity if the respective Reorganization has not occurred on or before December 31, 2006; or (c) at or prior to the Closing Date by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

         Whether or not the Reorganizations are consummated, Phoenix Life Insurance Company or one of its affiliates will pay the expenses incurred by Northern Dow, Northern Nasdaq and Van Kampen Equity in connection with any Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Northern Dow, Northern Nasdaq, Van Kampen Equity or their shareholders, except any transaction costs related to the selling of securities held by Northern Dow or Northern Nasdaq in order to comply with the policies and investment practices of Van Kampen Equity.

         If Northern Dow's or Northern Nasdaq's shareholders do not approve their respective Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

         FEDERAL INCOME TAX CONSEQUENCES

         Each Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Code. Assuming each shareholder's Contract is treated as a variable annuity for Federal income tax purposes, each shareholder will not recognize taxable gain or income as a result of a Reorganization. As a condition to the closing of a Reorganization, Northern Dow and Northern Nasdaq, and Van Kampen Equity will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Series, for Federal income tax purposes, the transfer of all of the assets of Northern Dow and Northern Nasdaq solely in exchange for shares of Van Kampen Equity and the assumption by Van Kampen Equity of all of the liabilities of Northern Dow and Northern Nasdaq followed by the distribution of Van Kampen Equity's shares to the Record Holders of Northern Dow and Northern Nasdaq in dissolution and liquidation of Northern Dow and Northern Nasdaq, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Northern Dow and Northern Nasdaq, and Van Kampen Equity will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

         As a result:

         (1) No gain or loss will be recognized by Van Kampen Equity upon the receipt of the assets of Northern Dow or Northern Nasdaq solely in exchange for the shares of Van Kampen Equity and the assumption by Van Kampen Equity of the liabilities of Northern Dow and Northern Nasdaq;

         (2) No gain or loss will be recognized by Northern Dow or Northern Nasdaq on the transfer of their assets to Van Kampen Equity in exchange for Van Kampen Equity's shares and the assumption by Van Kampen Equity of the liabilities of Northern Dow and Northern Nasdaq or upon the distribution (whether actual or constructive) of Van Kampen Equity's shares to Northern Dow's and Northern Nasdaq's Record Holders in exchange for their shares of Northern Dow and Northern Nasdaq;

         (3) No gain or loss will be recognized by Northern Dow's or Northern Nasdaq's Record Holders upon the exchange of their shares of Northern Dow and Northern Nasdaq for shares of Van Kampen Equity in liquidation of Northern Dow and Northern Nasdaq;

         (4) The aggregate tax basis of the shares of Van Kampen Equity received by each Record Holder of Northern Dow and Northern Nasdaq pursuant to the Reorganizations will be the same as the aggregate tax basis of the shares of Northern Dow or Northern Nasdaq held by such Record Holder immediately prior to the Reorganizations, and the holding period of the shares of Van Kampen Equity received by each Record Holder of Northern Dow and Northern Nasdaq will include the period during which the shares of Northern Dow or Northern Nasdaq exchanged therefor were held by such Record Holder (provided that the shares of Northern Dow and Northern Nasdaq were held as a capital asset on the date of the Reorganizations); and

         (5) The tax basis of the assets of Northern Dow and Northern Nasdaq acquired by Van Kampen Equity will be the same as the tax basis of such assets to Northern Dow and Northern Nasdaq immediately prior to the Reorganizations, and the holding period of such assets in the hands of Van Kampen Equity will include the period during which the assets were held by Northern Dow or Northern Nasdaq.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, Northern Dow or Northern Nasdaq would recognize gain or loss on the transfer of its assets to Van Kampen Equity and each Record Holder of Northern Dow or Northern Nasdaq would recognize a taxable gain or loss equal to the difference between its tax basis in its Northern Dow or Northern Nasdaq shares and the fair market value of the shares of Van Kampen Equity it received.

         Van Kampen Equity's utilization after the Reorganizations of any pre-Reorganization losses realized by Northern Dow or Northern Nasdaq to offset gains realized by Van Kampen Equity could be subject to limitation in future years.

         PRO FORMA CAPITALIZATION

         The following table sets forth the capitalization of Northern Dow and Northern Nasdaq, and Van Kampen Equity as of June 30, 2006, and the capitalization of Van Kampen Equity on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.8456 shares of Van Kampen Equity for each share of Northern Dow and approximately 0.3663 shares of Van Kampen Equity for each share of Northern Nasdaq.

                CAPITALIZATION OF NORTHERN DOW, NORTHERN NASDAQ,
               VAN KAMPEN EQUITY AND VAN KAMPEN EQUITY (PRO FORMA)

-----------------------------------------------------------------------------------------------------------------
                                                                                              VAN KAMPEN EQUITY
                                                              VAN KAMPEN                      PRO FORMA (AFTER
                           NORTHERN DOW    NORTHERN NASDAQ      EQUITY       ADJUSTMENTS(a)    REORGANIZATION)
                           ------------    ---------------      ------       --------------    ---------------
------------------------ ----------------- ---------------- --------------- ----------------- -------------------
Net Assets                 $22,840,169       $21,190,815     $97,066,480                         $141,097,464
------------------------ ----------------- ---------------- --------------- ----------------- -------------------
Net Asset Value Per           $9.62             $4.17           $11.38                              $11.38
Share
------------------------ ----------------- ---------------- --------------- ----------------- -------------------
Shares Outstanding          2,373,386         5,083,715       8,527,396       (3,587,946)         12,396,551
-----------------------------------------------------------------------------------------------------------------

     (a) Reflects reduction in shares outstanding due to conversion of shares of Northern Dow and Northern Nasdaq for shares of Van Kampen Equity based upon the net asset value of Van Kampen Equity's shares at June 30, 2006.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganizations; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Series at the time of the Reorganizations.

         DISTRIBUTION OF SHARES

         All Series of the Trust sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of Van Kampen Equity are passed through to the

Insurance Companies' separate accounts and are ultimately borne by Contract Owners, subject to any expense caps or reimbursements made by the Advisor. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) Van Kampen Equity may also offer shares to other separate accounts of other insurers and to employee benefit plans that are qualified plans if approved by the Board of Trustees of the Trust. Currently, all series of the Trust sell shares only to the separate accounts of the Insurance Companies.

         PEPCO, an affiliate of Phoenix Life Insurance Company, distributes the Contracts, and Van Kampen Equity's shares underlying such Contracts, through broker-dealers, banks, or other financial intermediaries. Van Kampen Equity is authorized to issue only one class of shares. Northern Dow and Northern Nasdaq each currently offers only one class of shares.

         In the proposed Reorganizations, shareholders of Northern Dow and Northern Nasdaq will receive shares of Van Kampen Equity without a class designation. Shares are sold at net asset value without any initial or deferred sales changes and are not subject to distribution-related fees.

         In connection with the Reorganizations, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Van Kampen Equity serves as an investment vehicle. More detailed descriptions of the shares are contained in the Prospectus and Statement of Additional Information relating to Van Kampen Equity.

         PURCHASE AND REDEMPTION PROCEDURES

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Northern Dow and Northern Nasdaq. No fee is charged by Northern Dow or Northern Nasdaq for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Northern Dow and Northern Nasdaq buy or sell shares at net asset value per share of the Series for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         The Insurance Companies, on behalf of the principal underwriter for the Contracts, place orders for the purchase or redemption of shares of Van Kampen Equity based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Unless received after 4 p.m., in which case they are processed the following day, orders are effected at the net asset value per share for the Series determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

         EXCHANGE PRIVILEGES

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

         DIVIDEND POLICY

         Each Series has the same distribution policy. Each Series declares and distributes its dividends from net investment income (including any short-term capital gains) to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that the Series' investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Series are also declared and distributed once a year and reinvested in the Series.

         Each Series has qualified, and Van Kampen Equity intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, the Series must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Series distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that the Series will not be required to pay any Federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         The operations of the Trust are governed by its Declaration of Trust, as amended, and applicable Massachusetts law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Declaration of Trust, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

         FORM OF ORGANIZATION

         As noted above, the Trust is organized as a Massachusetts business trust. The Trust is an open-end investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of Northern Dow, Northern Nasdaq, Van Kampen Equity and other mutual funds of various asset classes. The Trust currently offers shares of its portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust is governed by its Declaration of Trust, as amended, a Board of Trustees, and by applicable Massachusetts and Federal law.

         CAPITALIZATION

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $1.00 par value per share, of one or more series. The Declaration of Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Series.

         Shares of each Series are offered in only one class and represent an equal proportionate interest in each Series. Shareholders of each Series are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Series vote separately, by Series, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Series. Shareholders of each Series vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

         SHAREHOLDER LIABILITY

         Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

         SHAREHOLDER MEETINGS AND VOTING RIGHTS

         The Trust on behalf of Northern Dow, Northern Nasdaq or Van Kampen Equity is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, a majority of the outstanding voting shares entitled to vote present in person or by proxy constitutes a quorum of consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Generally, approval of a matter by the shareholders of the Trust requires the affirmative vote of a majority (greater than 50%) of the shares voted at a meeting at which a quorum is present, and a plurality of the shares is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act; as described below, the Reorganizations have a different requirement). A Trustee of the Trust may be removed with or without cause by a vote of the shareholders or by a vote of two-thirds of the number of Trustees prior to such removal.

         Under the Declaration of Trust, each whole share of beneficial interest of a Series is entitled to one vote, and each fractional share is entitled to a proportionate vote.

         LIQUIDATION

         In the event of the liquidation of the Trust, a Series, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, a Series or attributable to the class over the liabilities belonging to the Trust, a Series or attributable to the class. The assets so distributable to shareholders of the Series will be distributed among the shareholders in proportion to the number of shares of a class of the Series held by them on the date of distribution. In the event of the liquidation of the Trust, the same provisions discussed above generally would apply.

         LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust, as amended, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Series only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is finally adjudicated in any such action, suit or proceeding that the Trustee did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust, except that the Trustee shall not be indemnified against any liability to the Trust or its shareholders to which such Trustee otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office. A Series may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Series if his or her conduct is later determined to preclude indemnification.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust and Massachusetts law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of Northern Dow and Northern Nasdaq in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Eastern time, October 26, 2006, at the offices of Phoenix Life Insurance Company, One American Row, Hartford, Connecticut 06103, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Northern Dow and Northern Nasdaq on or about October 9, 2006.

         The Board of Trustees of the Trust has fixed the close of business on August 25, 2006 as the record date (the "Record Date") for determining the shareholders of Northern Dow and Northern Nasdaq entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Northern Dow and Northern Nasdaq, and are the Record Holders of the Series at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Northern Dow and Northern Nasdaq. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Northern Dow and Northern Nasdaq for the Contract Owners of the Series in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Northern Dow or Northern Nasdaq held in a separate account with respect to that particular Contract. In voting for a Reorganization, each full share of Northern Dow and Northern Nasdaq is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by written notice of the revocation of the voting instructions form to the Secretary of the Trust at the address above prior to the meeting; by the subsequent execution and return of new voting instructions prior to the meeting; by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present in person at the meeting and instructing the Insurance Company how to vote your shares and giving oral notice of revocation to the Chairman of the meeting. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or by telephone, or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

         o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         A majority of the outstanding voting shares of a Series entitled to vote shall constitute a quorum for the meeting. Approval of a Reorganization will require the affirmative vote of the outstanding voting securities of the Series (i.e. the lesser of (i) 67% or more of the eligible votes of Northern Dow or Northern Nasdaq represented at the meeting if more than 50% of the eligible votes of Northern Dow and Northern Nasdaq are present in person or by proxy or
(ii) more than 50% of the eligible votes of Northern Dow and Northern Nasdaq). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Northern Dow and Northern Nasdaq were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust.

         In addition to the proxy solicitation by mail, officers and employees of Phoenix Life Insurance Company or its affiliates may solicit voting instructions personally or by telephone. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Phoenix Life Insurance Company or one of its affiliates. Neither the Trust nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         Each Reorganization is contingent on the other Reorganization being approved, so the approval by the shareholders of both Northern Dow and Northern Nasdaq is required in order for the transactions to proceed. If shareholders of Northern Dow or Northern Nasdaq do not vote to approve a Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of Northern Dow or Northern Nasdaq who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for Federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Trust does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Van Kampen Equity are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

         SHAREHOLDER INFORMATION

         The Record Holders of Northern Dow and Northern Nasdaq at the close of business on August 25, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Northern Dow and Northern Nasdaq owned as of the Record Date. As of the Record Date, the total number of shares of Northern Dow and Northern Nasdaq outstanding and entitled to vote was 2,313,232.046 and 5,043,678,983, respectively.

         As of August 25, 2006, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of Northern Dow, Northern Nasdaq and Van Kampen Equity, respectively.

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         On August 25, 2006, to the knowledge of the Trustees and management of the Trust, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life and Annuity Variable Universal Life Account collectively owned of record 100% of the shares of Northern Dow and Northern Nasdaq.

         Each Insurance Company has advised the Trust that as of August 25, 2006, there were no persons owning Contracts of record or beneficially, which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Northern Dow, Northern Nasdaq or Van Kampen Equity, respectively.

         As of the date of this Prospectus/Proxy Statement, Phoenix Life Insurance Company and its affiliates owned 100% of the outstanding shares of the Trust and as a result Phoenix Life Insurance Company may be deemed to be a control person with respect to the Trust with the power to exercise a controlling influence over its management or policies (as defined in the 1940
Act).

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of the Trust relating to Northern Dow, for the year ended and as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The Annual Report of the Trust relating to Northern Nasdaq, for the year ended and as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

         The Annual Report of the Trust relating to Van Kampen Equity, for the year ended and as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Van Kampen Equity will be passed upon by Kathleen A. McGah, Esq., Vice President and Chief Legal Officer of the Trust.

                             ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                                 OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLANS AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                             APPROVAL OF THE PLANS.

October 2, 2006

                                                                     EXHIBIT A-1

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of October, 2006, by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Van Kampen Equity 500 Index Series (the "Acquiring Series"), a separate series of the Trust, and the Trust on behalf of the Phoenix-Northern Nasdaq-100 Index Series (the "Acquired Series"), another separate series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Series to the Acquiring Series in exchange solely for voting shares of beneficial interest of the Acquiring Series (the "Acquiring Series Shares"), the assumption by the Acquiring Series of all liabilities of the Acquired Series, and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Series and the Acquiring Series are separate series of the Trust, each an open-end, registered investment company of the management type. The Acquired Series owns securities that generally are assets of the character in which the Acquiring Series is permitted to invest.

         The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Series, that the exchange of all of the assets of the Acquired Series for Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders, and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction.

         The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Series agrees to transfer all of the Acquired Series' assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefor: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares, determined by dividing the value of the Acquired Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series, as set forth in paragraph 1.3. Such transactions shall take place on the closing date provided for in paragraph 3.1 (the "Closing Date").

                                     A-1-1

         1.2 The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, and dividends and interests receivable, that are owned by the Acquired Series, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Series will distribute to the Acquired Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Series Shareholders"), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series' shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series.

         1.5 Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Series.

         2.2 The net asset value of the Acquiring Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Acquiring Series' then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series' Assets shall be determined by dividing the value of the net assets


                                     A-1-2
with respect to the shares of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Series Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be October 27, 2006, or such other date as the parties may agree on which the New York Stock Exchange is open for trading. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06103-2899 or at such other time and/or place as the parties may agree.

         3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Series on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series' portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Series Custodian to the custodian for the Acquiring Series for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Series on the next business day following the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Series shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Trust shall direct the Variable Products Operations Unit of Phoenix Life Insurance Company (the "Transfer Agent"), on behalf of the Acquired Series, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Series shall issue and deliver a confirmation evidencing the Acquiring Series Shares to be credited on the Closing Date to the Secretary of the Acquiring Series, or provide evidence satisfactory to the Acquired Series that such Acquiring Series Shares have been credited to the Acquired Series' account on the books of the Acquiring Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Series is


                                     A-1-3
impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Trust, on behalf of the Acquired Series, represents and warrants as follows:

         (a) The Acquired Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Series and each prospectus and statement of additional information of the Acquired Series used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Acquired Series, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

         (f) The Acquired Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquired Series is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Series on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or


                                     A-1-4
governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Series, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Series at December 31, 2005, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph
(j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series' portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series Shares by shareholders of the Acquired Series shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (m) All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph
3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;


                                     A-1-5

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Series, and this Agreement will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Series for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Trust, on behalf of the Acquiring Series, represents and warrants as follows:

         (a) The Acquiring Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Series under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Series and each prospectus and statement of additional information of the Acquiring Series as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Series is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquiring Series or any of the Acquiring Series' properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Series' financial condition or the conduct of the Acquiring Series' business. The Trust on behalf of the Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order,


                                     A-1-6
decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Series' business or the Acquiring Series' ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Series will have good and marketable title to its assets;

         (h) The Statement of Assets and Liabilities, Statement of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Series at December 31, 2005 have been audited by PWC, independent registered public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) fairly reflect the financial condition of the Acquiring Series as of such date, and there are no known contingent liabilities of the Acquiring Series, required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (i) Since December 31, 2005, there has not been any material adverse change in the Acquiring Series' financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Series shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Series, and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


                                     A-1-7

         (n) Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable;

         (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Series agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED SERIES

         5.1 The Acquired Series will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Trust will call a meeting of the shareholders of the Acquired Series to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Series shall assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the holders of the Acquired Series' shares.

         5.4 Subject to the provisions of this Agreement, the Acquired Series will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

         5.6 The Acquired Series shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Trust, on behalf of the Acquired Series, covenants that it will, from time to time, as and when reasonably requested by the Trust on behalf of the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Series', title to and possession of the Acquiring Series Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Series', title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.



                                     A-1-8

6.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING SERIES

         6.1 The Acquiring Series will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Series will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Series shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

         The obligations of the Trust, on behalf of the Acquired Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Trust, on behalf of the Acquiring Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust, on behalf of the Acquiring Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Series, on or before the Closing Date; and

         7.3 The Acquiring Series shall have delivered to the Acquired Series a certificate executed in the Acquiring Series' name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Series, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Series shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

         The obligations of the Trust, on behalf of the Acquiring Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Trust, on behalf of the Acquired Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;


                                     A-1-9

         8.2 The Trust shall have delivered to the Acquiring Series a statement of the Acquired Series' assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

         8.3. The Trust, on behalf of the Acquired Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Acquired Series, on or before the Closing Date;

         8.4 The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Series shall have delivered to the Acquiring Series a certificate executed in the Acquired Series' name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Series, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Series shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Series, or the Trust, on behalf of the Acquiring Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, the Trust may not, on behalf of the Acquired Series or the Acquiring Series, waive the conditions set forth in this paragraph 9.1;

         9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

         9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and


                                     A-1-10

         9.5 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Trust, on behalf of the Acquired Series, and the Trust, on behalf of the Acquiring Series, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Life Insurance Company or its affiliates. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Series' prospectus/proxy statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Series and the Acquired Series, after consultation with their respective counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Trust may not waive the conditions set forth in paragraphs 9.1, 9.4 and 9.5.


                                     A-1-11

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Trust; provided, however that following the meeting of the shareholders of the Acquired Series called by the Acquired Series pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Series Shares to be issued to Acquired Series Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to The Phoenix Edge Series Fund, One American Row, Hartford, Connecticut 06103-2899,
Attn: Kathleen A. McGah, Esq.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION
         OF LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Acquired Series and the Acquiring Series, as the case may be, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Series and the Acquiring Series, as the case may be, as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.


                                     A-1-12

                                 THE PHOENIX EDGE SERIES FUND ON BEHALF OF
                                 ITS PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

                                 By: ________________________________

                                 Title:

                                 THE PHOENIX EDGE SERIES FUND ON BEHALF OF
                                 ITS PHOENIX-NORTHERN NASDAQ-100 INDEX SERIES

                                 By: ________________________________

                                 Title:

                                 Agreed and accepted as to paragraph 10.2 only:

                                 PHOENIX LIFE INSURANCE COMPANY

                                 By: _______________________________

                                 Title:





                                     A-1-13

                                                                     EXHIBIT A-2

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of October, 2006, by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Van Kampen Equity 500 Index Series (the "Acquiring Series"), a separate series of the Trust, and the Trust on behalf of the Phoenix-Northern Dow 30 Series (the "Acquired Series"), another separate series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Series to the Acquiring Series in exchange solely for voting shares of beneficial interest of the Acquiring Series (the "Acquiring Series Shares"), the assumption by the Acquiring Series of all liabilities of the Acquired Series, and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Series and the Acquiring Series are separate series of the Trust, each an open-end, registered investment company of the management type. The Acquired Series owns securities that generally are assets of the character in which the Acquiring Series is permitted to invest.

         The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Series, that the exchange of all of the assets of the Acquired Series for Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders, and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction.

         The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Series agrees to transfer all of the Acquired Series' assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefor: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares, determined by dividing the value of the Acquired Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series, as set forth in paragraph 1.3. Such transactions shall take place on the closing date provided for in paragraph 3.1 (the "Closing Date").

                                     A-2-1

         1.2 The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, and dividends and interests receivable, that are owned by the Acquired Series, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Series will distribute to the Acquired Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Series Shareholders"), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series' shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series.

         1.5 Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Series.

         2.2 The net asset value of the Acquiring Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Acquiring Series' then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series' Assets shall be determined by dividing the value of the net assets


                                     A-2-2
with respect to the shares of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Series Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be October 27, 2006, or such other date as the parties may agree on which the New York Stock Exchange is open for trading. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06103-2899 or at such other time and/or place as the parties may agree.

         3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Series on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series' portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Series Custodian to the custodian for the Acquiring Series for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Series on the next business day following the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Series shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Trust shall direct the Variable Products Operations Unit of Phoenix Life Insurance Company (the "Transfer Agent"), on behalf of the Acquired Series, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Series shall issue and deliver a confirmation evidencing the Acquiring Series Shares to be credited on the Closing Date to the Secretary of the Acquiring Series, or provide evidence satisfactory to the Acquired Series that such Acquiring Series Shares have been credited to the Acquired Series' account on the books of the Acquiring Series. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Series is


                                     A-2-3
impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Trust, on behalf of the Acquired Series, represents and warrants as follows:

         (a) The Acquired Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Series and each prospectus and statement of additional information of the Acquired Series used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Acquired Series, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

         (f) The Acquired Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquired Series is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Series on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or


                                     A-2-4
governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Series, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Series at December 31, 2005, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph
(j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series' portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series Shares by shareholders of the Acquired Series shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (m) All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph
3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;


                                     A-2-5

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Series, and this Agreement will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Series for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Trust, on behalf of the Acquiring Series, represents and warrants as follows:


         (a) The Acquiring Series is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Series under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Series and each prospectus and statement of additional information of the Acquiring Series as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Series is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquiring Series or any of the Acquiring Series' properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Series' financial condition or the conduct of the Acquiring Series' business. The Trust on behalf of the Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order,


                                     A-2-6
decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Series' business or the Acquiring Series' ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Series will have good and marketable title to its assets;

         (h) The Statement of Assets and Liabilities, Statement of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Series at December 31, 2005 have been audited by PWC, independent registered public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) fairly reflect the financial condition of the Acquiring Series as of such date, and there are no known contingent liabilities of the Acquiring Series, required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (i) Since December 31, 2005, there has not been any material adverse change in the Acquiring Series' financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Series shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Series, and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


                                     A-2-7

         (n) Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable;

         (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Series agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED SERIES

         5.1 The Acquired Series will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Trust will call a meeting of the shareholders of the Acquired Series to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Series shall assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the holders of the Acquired Series' shares.

         5.4 Subject to the provisions of this Agreement, the Acquired Series will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

         5.6 The Acquired Series shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Trust, on behalf of the Acquired Series, covenants that it will, from time to time, as and when reasonably requested by the Trust on behalf of the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Series', title to and possession of the Acquiring Series Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Series', title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING SERIES


                                     A-2-8

         6.1 The Acquiring Series will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Series will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Series shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

         The obligations of the Trust, on behalf of the Acquired Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Trust, on behalf of the Acquiring Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust, on behalf of the Acquiring Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Series, on or before the Closing Date; and

         7.3 The Acquiring Series shall have delivered to the Acquired Series a certificate executed in the Acquiring Series' name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Series, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Series shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

         The obligations of the Trust, on behalf of the Acquiring Series, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Trust, on behalf of the Acquired Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;


                                     A-2-9

         8.2 The Trust shall have delivered to the Acquiring Series a statement of the Acquired Series' assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

         8.3. The Trust, on behalf of the Acquired Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Acquired Series, on or before the Closing Date;

         8.4 The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Series shall have delivered to the Acquiring Series a certificate executed in the Acquired Series' name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Series, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Series shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Series, or the Trust, on behalf of the Acquiring Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, the Trust may not, on behalf of the Acquired Series or the Acquiring Series, waive the conditions set forth in this paragraph 9.1;

         9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

         9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and


                                     A-2-10

         9.5 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.5.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Trust, on behalf of the Acquired Series, and the Trust, on behalf of the Acquiring Series, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Life Insurance Company or its affiliates. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Series' prospectus/proxy statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Series and the Acquired Series, after consultation with their respective counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Trust may not waive the conditions set forth in paragraphs 9.1, 9.4 and 9.5.


                                     A-2-11

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Trust; provided, however that following the meeting of the shareholders of the Acquired Series called by the Acquired Series pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Series Shares to be issued to Acquired Series Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to The Phoenix Edge Series Fund, One American Row, Hartford, Connecticut 06103-2899,
Attn: Kathleen A. McGah, Esq.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION
         OF LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Acquired Series and the Acquiring Series, as the case may be, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Series and the Acquiring Series, as the case may be, as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

                                     A-2-12

                               THE PHOENIX EDGE SERIES FUND ON BEHALF OF
                               ITS PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

                               By: ________________________________

                               Title:

                               THE PHOENIX EDGE SERIES FUND ON BEHALF OF
                               ITS PHOENIX-NORTHERN DOW 30 SERIES

                               By: ________________________________

                               Title:

                               Agreed and accepted as to paragraph 10.2 only:

                               PHOENIX LIFE INSURANCE COMPANY

                               By: _______________________________

                               Title:




                                     A-2-13

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                         PHOENIX-NORTHERN DOW 30 SERIES

                                   a series of

                          THE PHOENIX EDGE SERIES FUND
                       c/o Variable Productions Operations
                         Phoenix Life Insurance Company
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 541-0171

                                       and

                    PHOENIX-NORTHERN NASDAQ-100 INDEX SERIES

                                   a series of

                          THE PHOENIX EDGE SERIES FUND

                        By and In Exchange For Shares of

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES

                                   a series of

                          THE PHOENIX EDGE SERIES FUND

This Statement of Additional Information, dated October 2, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix-Northern Dow 30 Series ("Northern Dow"), a series of The Phoenix Edge Series Fund (the "Trust"), and Phoenix-Northern Nasdaq-100 Index Series ("Northern Nasdaq"), also a series of the Trust, to Phoenix-Van Kampen Equity 500 Index Series (formerly Phoenix-Alliance/Bernstein Enhanced Index Series) ("Van Kampen Equity"), another series of the Trust, in exchange for shares of beneficial interest, $1.00 par value per share, of Van Kampen Equity (to be issued to holders of shares of Northern Dow and Northern Nasdaq), consists of the information set forth below pertaining to Northern Dow, Northern Nasdaq and Van Kampen Equity and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of the Trust relating to Northern Dow, Northern Nasdaq and Van Kampen Equity, dated May 1, 2006;

         (2) Annual Report of the Trust relating to Northern Dow, Northern Nasdaq and Van Kampen Equity for the year ended December 31, 2005;

         (3) Semi Annual Report of the Trust relating to Northern Dow, Northern Nasdaq and Van Kampen Equity for the six-month period ended June 30, 2006; and

         (4)      Pro Forma Financial Statements dated as of June 30, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Northern Dow, Northern Nasdaq and Van Kampen Equity dated October 2, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or addresses set forth above.

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                      PHOENIX LIFE INSURANCE COMPANY
101 Munson Street                                                    PO Box 8027
Greenfield, Massachusetts                                  Boston, MA 02266-8027

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2006

    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (the "Fund"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling 800/541-0171 or by writing to Phoenix Life Insurance Company ("Phoenix") at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request by calling 800/541-0171. The contents of this SAI are incorporated by reference in the prospectus in their entirety. The series of the Fund include the following:


>  Phoenix Capital Growth Series (fka, Phoenix-Engemann
   Capital Growth Series)
>  Phoenix Mid-Cap Growth Series (fka, Phoenix-Seneca
   Mid-Cap Growth Series)
>  Phoenix Strategic Theme Series (fka, Phoenix-Seneca
   Strategic Theme Series)
>  Phoenix-Aberdeen International Series
>  Phoenix-AIM Growth Series
>  Phoenix-Alger Small-Cap Growth Series
>  Phoenix-Alliance/Bernstein Enhanced Index Series
>  Phoenix-Duff & Phelps Real Estate Securities Series
>  Phoenix-Engemann Growth and Income Series
>  Phoenix-Engemann Small-Cap Growth Series
>  Phoenix-Engemann Strategic Allocation Series
>  Phoenix-Goodwin Money Market Series
>  Phoenix-Goodwin Multi-Sector Fixed Income Series
>  Phoenix-Goodwin Multi-Sector Short Term Bond Series
>  Phoenix-Kayne Rising Dividends Series
>  Phoenix-Kayne Small-Cap Quality Value Series
>  Phoenix-Lazard International Equity Select Series
>  Phoenix-Northern Dow 30 Series
>  Phoenix-Northern Nasdaq-100 Index(R) Series
> Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth* > Phoenix-S&P Dynamic Asset Allocation Series: Growth*
>  Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth*
>  Phoenix-S&P Dynamic Asset Allocation Series: Moderate*
>  Phoenix-Sanford Bernstein Mid-Cap Value Series
>  Phoenix-Sanford Bernstein Small-Cap Value Series
>  Phoenix-Van Kampen Comstock Series (fka,
   Phoenix-Engemann Value Equity Series)


* "S&P," "S&P500," "SPDR," "Standard & Poor's" and "Standard & Poor's Depositary Receipts" are registered trademarks of The McGraw-Hill Companies, Inc. The four Phoenix-S&P Dynamic Asset Allocation Series are referred to in the SAI collectively as the "Phoenix-S&P Series."

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

The Fund ..................................................................    2
Permitted Investments and Risk Factors ....................................    2
Additional Investment Policies of Certain Series...........................   21
Investment Restrictions....................................................   24
Portfolio Turnover.........................................................   25
Management of the Fund ....................................................   26

The Investment Advisors, Subadvisors and Portfolio Managers................   31
The Distributor............................................................   52
Description of Proxy Voting Policy.........................................   53
Custodian .................................................................   53
Foreign Custodian .........................................................   53
Independent Registered Public Accounting Firm .............................   54
Service Agreements.........................................................   54
Code of Ethics.............................................................   54
Brokerage Allocation ......................................................   54
Disclosure of Fund Holdings................................................   56
Redemption of Shares ......................................................   57
Taxes .....................................................................   58
Disclaimer.................................................................   58
Financial Statements ......................................................   59
Appendix...................................................................   60

THE FUND
--------------------------------------------------------------------------------

    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the following series which are non-diversified: Phoenix-Northern Dow 30 Series, Phoenix-Northern Nasdaq-100 Index(R) Series, Phoenix-Duff & Phelps Real Estate Securities Series and the Phoenix-S&P Series. Shares in each series of the Fund are available to the following insurance company separate accounts:

> The Phoenix Life Variable Accumulation Account, a separate account of Phoenix Life Insurance Company ("Phoenix") established on June 21, 1982;

> The Phoenix Life Variable Universal Life Account, a separate account of Phoenix established on June 17, 1985;

> The PHL Variable Accumulation Account, a separate account of PHL Variable Insurance Company ("PHL Variable") established on December 7, 1994;

> The PHL Variable Universal Life Account, a separate account of PHL Variable established on September 10, 1998;

> The Phoenix Life and Annuity Variable Universal Life Account, a separate account of Phoenix Life and Annuity Company ("PLAC") established on July 1, 1996.


    Shares in the Phoenix Capital Growth Series of the Fund are also available to the following insurance company separate accounts:

> The Phoenix Life Separate Account, a separate account of Phoenix Life Insurance Company ("Phoenix") established on May 20, 1969;

> The Phoenix Life Separate Account C, a separate account of Phoenix established on February 7, 1972;

> The Phoenix Life Separate Account D, a separate account of Phoenix established on February 7, 1972.


    The executive offices of the separate accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The separate accounts own all of the shares of the Fund.


PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------------------------------------------------

    The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

    The Phoenix-S&P Series invest primarily in other investment companies and cash and cash equivalents. For additional information see the section titled, "Investments in Other Investment Companies." All of the series described in this SAI (except the Phoenix-S&P Series) which invest primarily in other investment companies) may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
    A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
    Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
    For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
    Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES
    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CORPORATE ASSET-BACKED SECURITIES
    Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
    The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
    Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as 144A securities which may make them more difficult and costly to sell.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
    Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets.

Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
    The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor's Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
    Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a series may wish to buy in the future by purchasing futures contracts.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    Except for the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series, transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical ratings organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN SECURITIES
    Each series may invest its total net asset value in foreign securities up to the limit stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

-----------------------------------------------------------
SERIES                                          % LIMITS
-----------------------------------------------------------

Phoenix Capital Growth                             25%
----------------------------------------------------------
Phoenix Mid-Cap Growth                             20%
----------------------------------------------------------
Phoenix Strategic Theme                            35%
----------------------------------------------------------
Phoenix-Aberdeen International                    100%
----------------------------------------------------------
Phoenix-AIM Growth                                 20%
----------------------------------------------------------
Phoenix-Alger Small-Cap Growth                     35%
----------------------------------------------------------
Phoenix-Engemann Growth and Income                 20%
----------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                  50%
----------------------------------------------------------
Phoenix-Lazard International Equity Select        100%
----------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value            20%
----------------------------------------------------------
Phoenix-Van Kampen Comstock                        30%

----------------------------------------------------------

    The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-Alliance/Bernstein Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, credit default swaps or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940 ("1940 Act"), a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities or pursuant to an exemptive order granted by the Securities and Exchange Commission.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

PHOENIX-S&P SERIES

    As noted above, generally, the 1940 Act limits a series investment in shares of another investment company, including exchange-traded funds (underlying "ETFs"), unless (i) the underlying ETF or the series has received an order for exemptive relief from the Securities and Exchange Commission (the "SEC") that is applicable to the series and (ii) the underlying ETF and the series take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to certain underlying ETFs, including the iShares Trust, iShares, Inc. and to SPDR Trust, Series 1, which may permit investment companies, including the Phoenix-S&P Series, to invest in the various series of the iShares Trust and iShares, Inc. ("iShares Funds") and SPDR Trust, Series 1, beyond the limitations in the 1940 Act, subject to certain terms and conditions. These terms and conditions include that such investment companies enter into an agreement with the iShares Funds or SPDR Trust, Series 1, before investing in these underlying ETFs in excess of the 1940 Act limitations. Additionally, the Fund has applied for such exemptive relief from the SEC. If the Fund receives such exemptive relief, each series may be permitted to purchase 25% or more of the outstanding voting securities of any additional underlying unaffiliated ETF, not just the iShares Funds and the SPDR Fund, if the Fund and its affiliates vote its shares of the underlying ETF in the same proportion as the vote of all other holders of the ETF shares, subject to the conditions contained in any order granting such relief.


    To the extent the 1940 Act limitations apply to certain underlying ETFs, such limitations may prevent a Phoenix-S&P Series from allocating its investments in the manner that the advisor considers optimal, or cause the advisor to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate)("Stock Baskets") as an alternative. The Phoenix-S&P Series may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar underlying ETFs.

    The Phoenix-S&P Series' investments in Other Investment Companies will be subject to the same limitations described above.

    Each Phoenix S&P Series invests substantially all of its assets in the securities of other investment companies, primarily underlying exchange-traded funds ("ETFs"). The shares of an underlying ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the underlying ETF by depositing a specified portfolio of the underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The series may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the advisor believes it is in a series' interest to do so. The series' ability to redeem creation units may be limited by the 1940 Act, which provides that the underlying ETFs will not be obligated to redeem shares held by the series in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

    After issuance by the ETF, shares may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), and the shares may be purchased and sold throughout the trading day based on their market price. The advisor anticipates purchasing and selling ETF shares for the series on the exchanges on which the ETF's shares are traded.

    There is a risk that the underlying ETFs in which a series invests may terminate due to extraordinary events that may cause any of the service providers to the underlying ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the underlying ETF. Also, because the underlying ETFs in which the series intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the underlying ETFs may terminate if such license agreements are terminated. In addition, an underlying ETF may terminate if its entire net asset value falls below a certain amount. Although the series believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate underlying ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate underlying ETF would be available for investment at that time.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.

---------------------------------------------------------
SERIES                                       % LIMITS
---------------------------------------------------------

Phoenix Mid-Cap Growth                           5%

---------------------------------------------------------
Phoenix-Aberdeen International                  20%
---------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                5%
---------------------------------------------------------
Phoenix-Engemann Strategic Allocation            5%
---------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income       50%
---------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond    35%
---------------------------------------------------------


    Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE

    The Phoenix Mid-Cap Growth, Phoenix Strategic Theme, Phoenix-AIM Growth, Phoenix-Alliance/Bernstein Enhanced Index, Phoenix-Lazard International Equity Select, and Phoenix-Van Kampen Comstock Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Lazard International Equity Select and Phoenix-Van Kampen Comstock Series may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-Lazard International Equity Select Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage. The Phoenix-Van Kampen Comstock Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases and the amount of the loans exceed one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

    The Phoenix-Engemann Growth and Income and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-AIM Growth and Phoenix-Engemann Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; the Phoenix-Engemann Growth and Income Series may collateralize any such borrowing with up to 33-1/3% of its total assets.


    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and specifically designate in the series accounting records, cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the advisor will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the advisor's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option that is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    The series may cover written call options with any assets, including equity securities and noninvestment grade debt, so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in the accounting records of the series in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the series should the value of the underlying security increase and the option be exercised.

    A written put option contract may be covered with liquid assets on the accounting records of the series. While this may help ensure that the series will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the series should the value of the underlying security decrease and the option be exercised.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of the Phoenix-Lazard International Equity Select Series). The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    Payment-in-kind (PIK) bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series, other than those listed below, may invest up to 15% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS

    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.


    REITs generally can be classified as follows:

> Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

> Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

> Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will specifically designate in its accounting records the liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE-BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating in the series accounting records the liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be specifically designated in the series accounting records. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
--------------------------------------------------------------------------------
    The following policies are non-fundamental and may be changed without shareholder vote.


PHOENIX CAPITAL GROWTH SERIES
    The series may invest any amount of its assets in any class or type of security believed by the subadvisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment-grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

    Diversification among market sectors will be a factor in selecting securities for the series. However, the subadvisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established-market countries and emerging-market countries.

    The Phoenix Capital Growth Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX STRATEGIC THEME SERIES
    The Phoenix Strategic Theme Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The Phoenix Strategic Theme Series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.


PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-AIM GROWTH SERIES
    The Phoenix-AIM Growth Series does not invest in Brady bonds, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, warrants, PIK bonds, reset options, reverse repurchase agreements, speculative bonds, stripped mortgage-backed securities, swap agreements, "yield curve" options, or zero and deferred coupon debt securities. The series will not lend portfolio securities with a value of more than 33 1/3% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
    Investments in initial public offerings ("IPO") can have a significant positive impact on the series' performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The series may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the series may not be able to buy the shares at the commencement of the offering and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the series grows.

    The series may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The series will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The series dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

    The series may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes.

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
    The investment strategy of the Phoenix-Alliance/Bernstein Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 250 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.

    The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

> Research: The subadvisors of the series follow over 700 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

> Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

> Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.


    The series may also invest in trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be in the common stock of large- and medium-sized U.S. companies with market capitalization generally above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are generally included in the S&P 500. The series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.


    The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    As the Phoenix-Duff & Phelps Real Estate Securities Series indirectly invests in REITs, investors will bear not only the proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.


    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.


PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
    The Phoenix-Engemann Growth and Income Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES
    The Phoenix-Engemann Small-Cap Growth Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Engemann Strategic Allocation Series' total assets.

    Market Segment Investments. The Phoenix-Engemann Strategic Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

> STOCKS--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

> BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

    o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

    o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

    o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Engemann Strategic Allocation Series' total assets;

    o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

    o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Engemann Strategic Allocation Series' total assets.

> MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

    o  those money market instruments described in this SAI; and

    o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.


    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Engemann Strategic Allocation Series may enter into financial futures and options contracts.


PHOENIX-GOODWIN MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high-grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix-Goodwin Money Market Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
    The Phoenix-Lazard International Equity Select Series may invest up to 20% of its net assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that adverse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.


PHOENIX-VAN KAMPEN COMSTOCK SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    This section does not apply to the Phoenix-S&P Series. The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS
    The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.

1. A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or
    (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.This restriction does not apply to the Phoenix-Northern Dow 30, Phoenix-Northern Nasdaq-100 Index(R), or Phoenix-Duff & Phelps Real Estate Securities Series.

2. A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Northern Dow 30 or Phoenix-Northern Nasdaq-100 Index(R) Series.In addition, the Phoenix-Goodwin Money Market Series and Phoenix-Engemann Strategic Allocation Series may invest more than 25% of their assets in the banking industry.

3. A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

4. A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction,
    (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

5. A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

6. A series may not purchase or sell real estate, except that a series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

7. A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

8. A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements that enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series and the Phoenix-S&P Series) are set forth under "Financial Highlights" in the prospectus.

MANAGEMENT OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust as amended. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund. All information is as of April 1,
2006.
-----------------------------------------------------------------------------------------------------------------------------------

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                             POSITION WITH THE    FUND COMPLEX
                             TRUST AND LENGTH      OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
NAME, ADDRESS AND AGE         OF TIME SERVED         TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA              Trustee              26         Retired
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301

65

-----------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                    Trustee              26         Retired
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301

72

-----------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien               Trustee              26         Retired. Director, Webster Bank (2003-present). Director,
c/o The Phoenix Edge         Served since 2000                    USAllianz Variable Insurance Product Trust, 23 funds
Series Fund                                                       (1999-present). Chairman/Trustee, The University of Connecticut
101 Munson Street                                                 (1997-2003).
Greenfield, MA 01301

62

-----------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                  Trustee              22         Attorney. Director, People's Bank (1995-present).
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301

68

-----------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                Trustee              22         Retired; Director, Barnes Group Inc. (1997-present); Managing
c/o The Phoenix Edge         Served since 2000                    Director, Saugatuck Associates, Inc. (1999-2000).
Series Fund
101 Munson Street
Greenfield, MA 01301

68

-----------------------------------------------------------------------------------------------------------------------------------

John R. Mallin                    Trustee              22         Partner/Attorney, McCarter & English, LLP (2003-present);
c/o The Phoenix Edge         Served since 1999                    Principal/Member, Cummings & Lockwood, LLC (1996-2003).
Series Fund
101 Munson Street
Greenfield, MA 01301
55

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                             POSITION WITH THE    FUND COMPLEX
                             TRUST AND LENGTH      OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
NAME, ADDRESS AND AGE         OF TIME SERVED         TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

Philip R. McLoughlin**       Chairman/ Trustee         79         Director, PXRE Corporation (Reinsurance) (1985-present), World
200 Bride Street             Served since 2003                    Trust Fund (1991-present). Director/Trustee, Phoenix Funds
Chatham, MA 20633                                                 Complex (1989-present). Management Consultant (2002-2004),
59                                                                Chairman (1997-2002), Chief Executive Officer (1995-2002) and
                                                                  Director (1995-2002), Phoenix Investment Partners, Ltd.
                                                                  Director and Executive Vice President, The Phoenix Companies,
                                                                  Inc. (2000-2002). Director (1994-2002) and Executive Vice
                                                                  President, Investments (1987-2002), Phoenix Life Insurance
                                                                  Company. Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                  Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                  (2000-2002) and President (1990-2000), Phoenix Equity Planning
                                                                  Corporation. Chairman and President, Phoenix/Zweig Advisers LLC
                                                                  (2001-2002). Director (2001-2002) and President (April
                                                                  2002-September 2002), Phoenix Investment Management Company.
                                                                  Director and Executive Vice President, Phoenix Life and Annuity
                                                                  Company (1996-2002). Director (1995-2000) and Executive Vice
                                                                  President (1994-2002) and Chief Investment Counsel (1994-2002),
                                                                  PHL Variable Insurance Company. Director, Phoenix National
                                                                  Trust Holding Company (2001-2002). Director (1985-2002) and
                                                                  Vice President (1986-2002) and Executive Vice President (April
                                                                  2002-September 2002), PM Holdings, Inc. Director, WS Griffith
                                                                  Associates, Inc. (1995-2002). Director, WS Griffith Securities,
                                                                  Inc. (1992-2002).
-----------------------------------------------------------------------------------------------------------------------------------
Phillip K. Polkinghorn*     Trustee/ President         22         Executive Vice President, The Phoenix Companies, Inc.
One American Row             Served since 2004                    (2004-present). Vice President, Sun Life Financial Company
Hartford, CT 06102                                                (2001-2004). Director and President, Keyport Life Insurance
48                                                                Company (1999-2001).
-----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                Vice President and         N/A        Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue             Chief Compliance                     (1989-present); Vice President and Compliance Officer, certain
New York, NY 10022                Officer                         of the Funds in the Phoenix Fund Family; Vice President, The
60                           Served since July                    Zweig Total Return Fund, Inc. (2004-present); Vice President,
                                   2005                           The Zweig Fund, Inc., (2004-present); President and Director of
                                                                  Watermark Securities, Inc. (1991-present); Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                                  Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid
                                                                  Market Neutral Fund (1999-2002).
-----------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss              Vice President,          N/A        Vice President, Fund Accounting (1994-2000),Treasurer
56 Prospect Street             Treasurer and                      (1996-2000), Assistant Treasurer (2001-2003) Vice President,
Hartford, CT 06115               Principal                        Operations (2003-present), Phoenix Equity Planning Corporation.
53                          Accounting Officer                    Chief Financial Officer and Treasurer, certain funds within the
                             Served since 1994                    Phoenix Funds Complex (1994-present).
-----------------------------------------------------------------------------------------------------------------------------------
Gina C. O'Connell               Senior Vice            N/A        Senior Vice President, Life and Annuity Manufacturing
One American Row                 President                        (2003-present), The Phoenix Companies, Inc. Senior Vice
Hartford, CT 06102           Served since 2004                    President, Life and Annuity Operations (2002-2003),Vice
43                                                                President, various marketing and product development
                                                                  departments (1998-2002), Phoenix Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen A. McGah             Vice President,          N/A        Vice President, Life and Annuity Counsel, Phoenix Life
One American Row                Chief Legal                       Insurance Company (October 2005-present). Chief Legal Officer
Hartford, CT 06102              Officer and                       and Secretary of five mutual funds and six variable annuity
55                               Secretary                        separate accounts within the Travelers Life & Annuity complex
                               Served since                       (2004-2005), Assistant Secretary (1995-2004) of five mutual
                               November 2005                      funds and six variable annuity separate accounts within the
                                                                  Travelers Life & Annuity complex. Deputy General Counsel
                                                                  (1999-2005), The Travelers Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Polkinghorn is an "interested person" of the Trust, as defined in the 1940 Act, by reason of his position as Executive Vice President, Life and Annuity of The Phoenix Companies, Inc., and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person" of the Trust, as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

    None of the Trustees or officers directly own shares of the Fund. As of April 1, 2006, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

COMMITTEES OF THE BOARD
    AUDIT COMMITTEE. The Board has an Audit Committee comprised of entirely independent Trustees and all independent Trustees are members of the Audit Committee. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien, Eunice S. Groark, Frank E. Grzelecki and John R. Mallin. The Audit Committee meets with the Fund's independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met four times and had one telephonic meeting in 2005.

    NOMINATING COMMITTEE. The Board has a Nominating Committee comprised entirely of independent Trustees that selects and nominates new candidates for election as Independent Trustees; all independent Trustees are members of the Nominating Committee. The Nominating Committee will not consider nominees recommended by Policyholders or Contractowners. Frank M. Ellmer, John A. Fabian, Eunice S. Groark, Frank E. Grzelecki, Roger A. Gelfenbien and John R. Mallin comprise the Nominating Committee. The Nominating Committee met four times in 2005.

    EXECUTIVE COMMITTEE. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it. John A. Fabian, Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee did not meet in 2005.

COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. Each independent Trustee receives from the Fund a $3,000 quarterly stipend plus $2,000 for each Board meeting attended and $1,000 per telephonic meeting. The Chairperson of the Committee receives an additional $5,000 retainer fee. Committee members receive an additional fee of $2,000 for each committee meeting attended. The Chairperson of the Audit Committee receives an additional $2,000 retainer fee. In addition, the Fund reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2005:

---------------------------------------------------------------
                                   AGGREGATE COMPENSATION
NAME                                      FROM FUND
---------------------------------------------------------------
Frank M. Ellmer                            $50,000
---------------------------------------------------------------
John A. Fabian                             $42,500
---------------------------------------------------------------
Roger A. Gelfenbien                        $45,000
---------------------------------------------------------------
Eunice S. Groark                           $45,000
---------------------------------------------------------------
Frank E. Grzelecki                         $42,000
---------------------------------------------------------------
John R. Mallin                             $44,000
---------------------------------------------------------------
Philip R. McLoughlin                       $50,000
---------------------------------------------------------------
Philip K. Polkinghorn                        None
---------------------------------------------------------------

TRUSTEE OWNERSHIP OF SECURITIES
    Set forth in the table below is the dollar range of equity securities held by each Trustee as of December 31, 2005.

------------------------------------------------------------------
                                           AGGREGATE DOLLAR RANGE
                         DOLLAR RANGE OF        OF TRUSTEE
                              EQUITY      OWNERSHIP IN ALL SERIES
                         SECURITIES IN A  OVERSEEN BY TRUSTEE IN
                              SERIES       FAMILY OF INVESTMENT
NAME OF TRUSTEE            OF THE FUND         COMPANIES(1)
------------------------------------------------------------------
Frank M. Ellmer               None                None
------------------------------------------------------------------
John A. Fabian                None                None
------------------------------------------------------------------
Roger A. Gelfenbien           None                None
------------------------------------------------------------------
Eunice S. Groark              None                None
------------------------------------------------------------------
Frank E. Grzelecki            None                None
------------------------------------------------------------------
John R. Mallin                None                None
------------------------------------------------------------------
Philip R. McLoughlin          None                None
------------------------------------------------------------------
Philip K. Polkinghorn         None                None
------------------------------------------------------------------

(1) For the purposes of this table, the Fund has been considered to comprise the relevant Family of Investment Companies.

INTERESTS OF INDEPENDENT TRUSTEES
    SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent trustees has agreed to provide the following disclosures in accordance with the referenced release. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent trustees.

    Mr. Fabian served as Executive Vice President of Phoenix Home Life Mutual Insurance Company, now Phoenix Life Insurance Company ("Phoenix"), from 1992-1994 and of Home Life Insurance Company, a predecessor of Phoenix from 1975 to 1992. As a former officer and employee of Phoenix and its predecessor, Mr. Fabian receives retirement payments and other benefits in excess of $60,000 per year. These include fixed monthly retirement payments (subject to cost of living increases) under The Phoenix Companies, Inc. Employee

Pension Plan, a tax-qualified defined benefit plan; the Home Life Insurance Company Non-Qualified Retirement Plan, a non-qualified supplemental defined benefit plan; and a special severance agreement providing supplemental retirement benefits on a non-qualified basis. The qualified plan is pre-funded by a separate trust, while the other retirement benefits are obligations of Phoenix. These benefits are fully vested and fixed in amount.

    Mrs. Groark's husband, Tom Groark, is a contract partner at the law firm of Day, Berry & Howard LLP ("DBH"). During the last two completed calendar years, DBH provided legal services to Phoenix Investment Partners, Ltd. ("PXP"), and other Phoenix affiliates, in the aggregate amount of approximately $419,263. PXP is the direct or indirect parent of the Fund's other investment advisors and subadvisors that are affiliated with The Phoenix Companies, Inc. The work performed by DBH did not involve the Fund or any of the Fund's investment advisors or subadvisors. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation. Mrs. Groark does not have any interest in DBH.

    Mr. Grzelecki and Phoenix are investors in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Mr. Grzelecki has also been affiliated with the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), and retains an equity interest in both entities through that relationship.

    Phoenix and the Phoenix Employee Pension Plan are limited partners of Saugatuck Capital with an aggregate $5 million capital commitment (of which $4.5 million is on behalf of Phoenix and $0.5 million is on behalf of the pension plan). Mr. Grzelecki is a limited partner in Saugatuck Capital with a capital commitment of $750,000. Total capitalization of Saugatuck Capital is $48 million in limited partnership capital commitments and $70 million in financing from the Small Business Administration, in the form of preferred limited partnership interests. The limited partnership interests are passive interests, although they entitled the limited partners to vote for the removal of the general partner. The voting interests held by both Phoenix and the Plan represent less than 5% of the total outstanding voting interests in Saugatuck Capital. All capital commitments will be paid in by February 2011 or sooner.

    Mr. Grzelecki was one of the five managing members of Saugatuck LLC from July 1999 through July 2000, and remains a non-managing retired member. As of August 1, 2000, he served as a consultant to Saugatuck Associates IV Inc. for a nominal annual fee, in which capacity he evaluated potential investments for Saugatuck Capital and was a director of one of their portfolio companies. He resigned from that board effective January 9, 2002 and as a result resigned as a consultant to Saugatuck Associates IV Inc. effective March 1, 2002.


    As general partner, Saugatuck LLC is entitled to 20% of the profits of Saugatuck Capital upon its dissolution. Following his resignation as a managing director of Saugatuck LLC, he retained a 3.1% vested interest in Saugatuck LLC, which represents a 0.622% interest in the profits of Saugatuck Capital at dissolution. Both Mr. Grzelecki and Mr. Paul Chute (who replaced Mr. Fiondella as a Board member on February 14, 2002) served as members of Saugatuck Capital's Advisory Board, a non-governing body of approximately 12 members. Board members except Mr. Chute receive $3,000 for each of the four meetings held annually. Mr. Grzelecki's attendance fee had been covered under his consulting agreement with Saugatuck LLC. As of March 1, 2002, he receives the standard fee for meetings attended until he resigned as a member of the Board of Advisors effective December 19, 2004.


    The value of Mr. Grzelecki's interest in Saugatuck Capital as a non-managing member of Saugatuck Management IV, LLC cannot be quantified with certainty, since its is dependent on future performance of the partnership; however, Mr. Grzelecki estimates that at the end of the approximately 10 year period, Saugatuck Capital will be worth less than $500,000. In addition, Mr. Grzelecki has the potential value of a limited partnership interest.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

    A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Fund's annual report covering the period January 1, 2005 through December 31, 2005.


DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. For each Series, the Fund currently issues only one class of shares that participates equally in dividends and distributions and has equal voting, liquidation and other rights. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive conversion or exchange rights. When issued for the consideration described in the prospectus, the shares are fully paid and nonassessable by the Fund. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

MANAGER OF MANAGERS EXEMPTIVE ORDER
    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

MIXED AND SHARED FUNDING
    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.


    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.


CONTROL PERSONS

    One or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products own the shares. The following table shows the percentage ownership of record of each series held by each separate account as of March 31, 2006.


====================================================================================================================================
                                                                                                Phoenix
                                                                Phoenix                          Life &
                                                      Phoenix    Life                   PHL     Annuity   Phoenix   Phoenix  Phoenix
                                                       Life     Variable      PHL     Variable  Variable    Life      Life     Life
                                                      Variable  Universal   Variable  Universal Universal Separate Separate Separate
                                                   Accumulation   Life    Accumulation  Life      Life     Account  Account  Account
                        Series                        Account    Account    Account    Account   Account      B        C        D
====================================================================================================================================
Phoenix Capital Growth Series                          39.47%    41.44%      18.35%     0.12%      0.00%      0.24%   0.27%    0.11%
====================================================================================================================================
Phoenix Mid-Cap Growth Series                          15.71%    41.12%      42.56%     0.36%      0.25%
====================================================================================================================================
Phoenix Strategic Theme Series                         22.99%    39.20%      37.69%     0.09%      0.03%
====================================================================================================================================
Phoenix-Aberdeen International Series                  26.47%    39.10%      33.96%     0.41%      0.06%
====================================================================================================================================
Phoenix-Alger Small-Cap Growth Series                  18.51%    14.92%      64.62%     1.74%      0.21%
====================================================================================================================================
Phoenix-Alliance/Bernstein Enhanced Index Series       15.27%    38.10%      46.43%     0.19%      0.01%
====================================================================================================================================
Phoenix-AIM Growth Series                              10.64%    32.61%      55.98%     0.56%      0.21%
====================================================================================================================================
Phoenix-Duff & Phelps Real Estate Securities Series    16.41%    25.79%      56.48%     1.19%      0.13%
====================================================================================================================================
Phoenix-Engemann Small-Cap Growth Series               15.62%    32.37%      49.35%     1.69%      0.97%
====================================================================================================================================
Phoenix-Engemann Growth and Income Series              11.40%    23.22%      64.00%     1.12%      0.26%
====================================================================================================================================
Phoenix-Engemann Strategic Allocation Series           52.65%    22.28%      24.89%     0.14%      0.04%
====================================================================================================================================
Phoenix-Goodwin Money Market Series                    20.73%    39.93%      37.00%     1.32%      1.02%
====================================================================================================================================
Phoenix-Goodwin Multi-Sector Fixed Income Series       18.06%    36.83%      44.51%     0.36%      0.24%
====================================================================================================================================
Phoenix-Goodwin Multi-Sector Short Term Bond Series     7.54%    20.82%      71.20%     0.38%      0.06%
====================================================================================================================================
Phoenix-Kayne Rising Dividends Series                  15.77%    18.63%      64.72%     0.88%      0.00%
====================================================================================================================================

====================================================================================================================================
                                                                                                Phoenix
                                                                Phoenix                          Life &
                                                      Phoenix    Life                   PHL     Annuity   Phoenix   Phoenix  Phoenix
                                                       Life     Variable      PHL     Variable  Variable    Life      Life     Life
                                                      Variable  Universal   Variable  Universal Universal Separate Separate Separate
                                                   Accumulation   Life    Accumulation  Life      Life     Account  Account  Account
                        Series                        Account    Account    Account    Account   Account      B        C        D
====================================================================================================================================
Phoenix-Kayne Small-Cap Quality Value Series           15.93%    22.32%      61.08%     0.67%      0.00%
====================================================================================================================================
Phoenix-Lazard International Equity Select Series       6.11%     9.46%      82.80%     01.44%     0.18%
====================================================================================================================================
Phoenix-Northern Dow 30 Series                         15.94%    34.85%      47.87%     0.87%      0.47%
====================================================================================================================================
Phoenix-Northern Nasdaq-100 Index(R) Series            14.70%    31.84%      51.18%     1.67%      0.61%
====================================================================================================================================
Phoenix-S&P Dynamic Asset Allocation Series: Moderate   0.00%     4.56%      95.44%     0.00%      0.00%
====================================================================================================================================
Phoenix-S&P Dynamic Asset Allocation Series:            0.00%    11.46%      87.08%     1.46%      0.00%
Moderate Growth
====================================================================================================================================
Phoenix-S&P Dynamic Asset Allocation Series: Growth    12.84%    17.02%      66.52%     3.62%      0.00%
====================================================================================================================================
Phoenix-S&P Dynamic Asset Allocation Series:            0.00%    11.80%      87.02%     1.18%      0.00%
Aggressive Growth
====================================================================================================================================
Phoenix-Sanford Bernstein Mid-Cap Value Series         16.24%    29.14%      53.86%     0.46%      0.30%
====================================================================================================================================
Phoenix-Sanford Bernstein Small-Cap Value Equity       15.81%    30.06%      52.78%     0.58%      0.77%
Series
====================================================================================================================================
Phoenix-Van Kampen Comstock Series                     13.41%    36.44%      49.35%     0.38%      0.42%
====================================================================================================================================

    Phoenix Life Insurance Company (a New York insurance company) is a direct, wholly owned subsidiary of The Phoenix Companies, Inc. (a Delaware company). PHL Variable Insurance Company (a Connecticut insurance company) and Phoenix Life and Annuity Company (a Connecticut insurance company) are wholly owned subsidiaries of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly owned subsidiary of Phoenix Life Insurance Company. The executive offices of the companies are located at One American Row, Hartford, CT. No shares are held by any advisor or subadvisor of the Fund. A Shareholder owning of record or beneficially more than 25% of a series' outstanding shares may be considered a controlling person. That Shareholder's vote could have a more significant effect on matters presented at a Shareholders' meeting than votes of other Shareholders.

THE INVESTMENT ADVISORS, SUBADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Engemann Asset Management and Duff & Phelps Investment Management Co. (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements also provide that the adviser shall furnish investment research and advice, implementation of the investment program, including the purchase and sale of securities, and regular reports to the Trustees. Generally, the Agreements provide that the advisor shall supply, at its own expense, certain items, such as office facilities, as well as personnel necessary to perform the functions required to manage the investment of each series' assets, and personnel to serve, without salary from the Fund, as officers of the Fund.

    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

    The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:

>   Phoenix Capital Growth Series

>   Phoenix-Aberdeen International Series
>   Phoenix-Engemann Small-Cap Growth Series
>   Phoenix-Engemann Strategic Allocation Series
>   Phoenix-Goodwin Money Market Series
>   Phoenix-Goodwin Multi-Sector Fixed Income Series
>   Phoenix-Goodwin Multi-Sector Short Term Bond Series
>   Phoenix-Kayne Rising Dividends Series
>   Phoenix-Kayne Small-Cap Quality Value Series

    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the tables below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

---------------------------------------------------------------
                       RATE FOR      RATE FOR       RATE FOR
                         FIRST         NEXT       EXCESS OVER
SERIES                $250,000,000  $250,000,000  $500,000,000
---------------------------------------------------------------
Phoenix Capital Growth   .70%         .65%          .60%
---------------------------------------------------------------
Phoenix-Aberdeen
International            .75%         .70%          .65%
---------------------------------------------------------------
Phoenix-Goodwin Money
Market                   .40%         .35%          .30%
---------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Fixed       .50%         .45%          .40%
Income
---------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Short       .50%         .45%          .40%
Term Bond
---------------------------------------------------------------
Phoenix-Engemann
Strategic Allocation     .60%         .55%          .50%
---------------------------------------------------------------

---------------------------------------------------------------
SERIES                                               RATE
---------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                   .90%
---------------------------------------------------------------
Phoenix-Kayne Rising Dividends                      .70%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value               .90%
---------------------------------------------------------------

    PIC has been an investment advisor for over seventy years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2005, PIC had approximately $19.3 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:


>   Phoenix Mid-Cap Growth Series

>   Phoenix Strategic Theme Series
>   Phoenix-AIM Growth Series
>   Phoenix-Alger Small-Cap Growth Series
>   Phoenix-Alliance/Bernstein Enhanced Index Series
>   Phoenix-Lazard International Equity Select Series
>   Phoenix-Northern Dow 30 Series
>   Phoenix-Northern NASDAQ-100 Index(R) Series
>   Phoenix-S&P Dynamic Asset Allocation Series: Moderate
>   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
>   Phoenix-S&P Dynamic Asset Allocation Series: Growth
>   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
>   Phoenix-Sanford Bernstein Mid-Cap Value Series
>   Phoenix-Sanford Bernstein Small-Cap Value Series
>   Phoenix-Van Kampen Comstock Series

     The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

---------------------------------------------------------------
                       RATE FOR      RATE FOR      RATE FOR
                         FIRST         NEXT      EXCESS OVER
SERIES                $250,000,000 $250,000,000  $500,000,000
---------------------------------------------------------------
Phoenix Strategic
Theme                    .75%         .70%          .65%
---------------------------------------------------------------

Phoenix-Van Kampen
Comstock                 .70%         .65%          .60%

---------------------------------------------------------------

--------------------------------------------------------------
SERIES                                              RATE
--------------------------------------------------------------
Phoenix Mid-Cap Growth                              .80%
--------------------------------------------------------------
Phoenix-AIM Growth                                  .75%
--------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                      .85%
--------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index           .45%
--------------------------------------------------------------
Phoenix-Lazard International Equity Select          .90%
--------------------------------------------------------------
Phoenix-Northern Dow 30                             .35%
--------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                .35%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate      .40%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate
Growth                                              .40%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth        .40%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Aggressive
Growth                                              .40%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value            1.05%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value          1.05%
--------------------------------------------------------------

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA is a wholly owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly owned subsidiary of Phoenix. PVA was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. Phoenix is a wholly owned subsidiary of The Phoenix Companies, Inc. This remains PVA's sole business activity. As of December 31, 2005, PVA has approximately $673 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the following series of the Fund:


>   Phoenix-Duff & Phelps Real Estate Securities Series.

     The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

-----------------------------------------------------------------
                       RATE FOR        RATE FOR        RATE FOR
                         FIRST           NEXT        EXCESS OVER
SERIES              $1,000,000,000  $1,000,000,000  2,000,000,000
-----------------------------------------------------------------
Phoenix-Duff &
Phelps Real Estate      .75%            .70%            .65%
Securities
-----------------------------------------------------------------

    DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PXP, an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2005, DPIM had approximately $6 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

ENGEMANN ASSET MANAGEMENT

     Engemann Asset Management ("Engemann") is the investment advisor to the following series of the Fund:


>   Phoenix-Engemann Growth and Income Series

     The Fund pays Engemann, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

----------------------------------------------------------------
                        RATE FOR      RATE FOR        RATE FOR
                          FIRST         NEXT        EXCESS OVER
SERIES                $250,000,000  $250,000,000   $500,000,000
----------------------------------------------------------------
Phoenix-Engemann         .70%          .65%            .60%
Growth and Income
----------------------------------------------------------------


     As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101. Engemann has been an investment advisor since 1969. Engemann is an indirect subsidiary of PXP and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc.

COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISORS
PHOENIX INVESTMENT COUNSEL, INC., PHOENIX VARIABLE ADVISORS, INC. AND ENGEMANN ASSET MANAGEMENT
    Overall, the compensation program for Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc. and Engemann Asset Management, (collectively, the "advisors") is adequate and competitive to attract and retain high-caliber investment professionals. The advisors' investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.

    The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.


    Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or be granted The Phoenix Companies, Inc. restricted stock at the direction of PXP's Board of Directors.

    Following, is a more detailed description of the compensation structure of the series' portfolio managers disclosed as such in the series' prospectus.

Base Salary
    Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus
    Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

1. Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each series managed. Performance of the series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each series managed as weighted roughly by total assets in each of those series.

2. Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

3. Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

    The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on The Phoenix Companies, Inc.'s return on equity; (ii) may have fewer performance periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus
    Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the series as named in the prospectus. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds within the Phoenix Fund Complex or other similar accounts.

-----------------------------------------------------------------
                       PHOENIX-S&P SERIES
-----------------------------------------------------------------
                       NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                  UNDER MANAGEMENT
                     --------------------------------------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES      OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
Christopher M.         7; $196.9                     6; $16.4
Wilkos                  million         0            billion
-----------------------------------------------------------------


-----------------------------------------------------------------
           PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
-----------------------------------------------------------------
                       NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                  UNDER MANAGEMENT
                    ---------------------------------------------
                     REGISTERED    OTHER POOLED
                     INVESTMENT     INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES     OTHER ACCOUNTS
------------------- -------------- ------------- ----------------
                       5; $1.2
Steve Colton           billion          0         4; $188 million
-----------------------------------------------------------------


-----------------------------------------------------------------
           PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
          PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND
             PHOENIX-ENGEMANN STRATEGIC ALLOCATION
-----------------------------------------------------------------
                       NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                     --------------------------------------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES      OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
                       9; $2.6
David L. Albrycht      billion          0              0
-----------------------------------------------------------------

Note: Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

    As compensation for his responsibilities with respect to the Other Accounts, Mr. Wilkos received a fixed salary and bonus for the year ended December 31, 2005.

    For 2005, Mr. Albrycht received a base salary, cash bonus, restricted stock and deferred cash compensation.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.


    Incentive Bonus. Incentive bonus compensation of the Fund's portfolio managers is currently comprised of two components: 50% of the incentive bonus is based on the pretax performance of the Advisor's largest closed end fund, as measured by earnings per share and total return over a one-year period, 25% of the incentive bonus is based in the DPIM REIT performance versus the NAREIT Equity Total Return Index on one-year, three-year and five-year periods, and 25% of the incentive bonus is based in the overall pretax profitability and investment return of PNX, the advisor's parent company, over a one-year period. For the years 2004 and 2005, the Fund's portfolio managers have been guaranteed that they will receive no less than 80% of the incentive bonus available under the above formula. The portfolio managers' incentive bonus compensation is not based on the value of assets held in the Fund's portfolio, except to the extent that the level of assets in the Fund's portfolio affects the advisory fee received by the Adviser, and thus indirectly the profitability of PNX.


    As compensation for their responsibilities, Mr. Schatt and Mr. Dybas both received a fixed base salary and fixed bonus for the year ended December 31, 2005.

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the series as named in the prospectus. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds within the Phoenix Fund Complex or other similar accounts.

-----------------------------------------------------------------
          PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
-----------------------------------------------------------------
                        NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                     --------------------------------------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES      OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
Geoffrey Dybas, CFA    3; $3.7       1; $24.6        12; $235
                       billion        million        million
-------------------- ------------- -------------- ---------------
Michael Schatt         3; $3.7       1; $24.6        12; $235
                       billion        million        million
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. For the REIT series there are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
    The members of the portfolio management teams of The Phoenix Edge Series Fund do not beneficially own any shares in the Fund.

EXPENSE REIMBURSEMENT ARRANGEMENTS
    The advisors have agreed to reimburse the Fund for certain operating expenses for all series. For the year ended December 31, 2005, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time. Expenses followed by an "*" have been contractually agreed upon by the advisor to reimburse the Fund for certain operating expenses until April 30, 2007.

---------------------------------------------------------------
                                              MAXIMUM OPERATING
SERIES                                             EXPENSE
---------------------------------------------------------------

Phoenix Capital Growth                              .25%

---------------------------------------------------------------
Phoenix Mid-Cap Growth                              .35%
---------------------------------------------------------------
Phoenix Strategic Theme                             .35%
---------------------------------------------------------------
Phoenix-Aberdeen International                      .40%
---------------------------------------------------------------
Phoenix-AIM Growth                                  .25%
---------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                      .15%
---------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index           .20%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate                   .35%
Securities

---------------------------------------------------------------
Phoenix-Engemann Growth and Income                  .25%
---------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                   .35%
---------------------------------------------------------------
Phoenix-Engemann Strategic Allocation               .25%
---------------------------------------------------------------

Phoenix-Goodwin Money Market                        .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income           .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term             .20%
Bond
---------------------------------------------------------------
Phoenix-Kayne Rising Dividends                      .15%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value               .15%
---------------------------------------------------------------
Phoenix-Lazard International Equity Select          .15%
---------------------------------------------------------------
Phoenix-Northern Dow 30                             .25%
---------------------------------------------------------------
Phoenix-Northern Nasdaq-100(R) Index                .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .25%
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Moderate                                            .05%*
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Moderate Growth                                     .05%*
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Growth                                              .05%*
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Aggressive Growth                                   .05%*
---------------------------------------------------------------

Phoenix-Van Kampen Comstock                         .25%

---------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    The Agreements also provide that all costs and expenses not specifically enumerated, as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The advisors were compensated for the last three calendar years as follows:
---------------------------------------------------------------
         DUFF & PHELPS INVESTMENT MANAGEMENT COMPANY
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------
  Phoenix-Duff & Phelps
  Real Estate Securities   $  940,602  $  743,353  $  542,642
  Series
---------------------------------------------------------------

---------------------------------------------------------------
                  ENGEMANN ASSET MANAGEMENT
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------

  Phoenix-Engemann Growth
  and Income Series        $1,018,288  $        0  $        0
---------------------------------------------------------------
  Phoenix-Van Kampen
  Comstock Series*         $  835,776  $  716,027  $  539,766
---------------------------------------------------------------

* For the year 2005, this series was managed by Engemann Asset Management. For the years 2004 and 2003, this series was managed by Phoenix Investment Counsel, Inc. This series is now managed by Morgan Stanley Investment Management Inc.


---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------

  Phoenix Capital Growth
  Series                   $3,332,368  $3,912,518  $3,919,356
---------------------------------------------------------------
  Phoenix Mid-Cap Growth
  Series                   $  416,382  $  470,216  $  435,081
---------------------------------------------------------------
  Phoenix Strategic Theme
  Series                   $  476,131  $  594,791  $  588,818

---------------------------------------------------------------
  Phoenix-Aberdeen
  International Series     $1,348,255  $1,140,444  $  944,142
---------------------------------------------------------------

  Phoenix-Engemann
  Small-Cap Growth Series  $  190,402  $  206,289  $  142,434
---------------------------------------------------------------
  Phoenix-Engemann
  Strategic Allocation     $2,244,193  $2,560,670  $2,563,135
  Series
---------------------------------------------------------------
  Phoenix-Goodwin Money
  Market Series            $  607,311  $  731,269  $  905,657
---------------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Fixed
  Income Series            $1,209,110  $1,174,804  $  953,288
---------------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Short Term  $  219,754  $  151,406  $   43,925
  Bond Series
---------------------------------------------------------------
  Phoenix-Kayne Rising
  Dividends Series         $  119,411  $  123,535  $   50,250
---------------------------------------------------------------
  Phoenix-Kayne Small-Cap
  Quality Value Series     $  110,354  $   56,330  $   21,196
---------------------------------------------------------------


---------------------------------------------------------------
              PHOENIX VARIABLE ADVISORS, INC.
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                   DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------

  Phoenix-AIM Growth
  Series                   $  568,060  $  609,867  $  511,388
---------------------------------------------------------------
  Phoenix-Alger Small-Cap
  Growth Series            $  177,424  $  147,539  $   58,790
---------------------------------------------------------------
  Phoenix-Alliance/Bernstein
  Enhanced Index Series    $  501,703  $  516,365  $  412,644
---------------------------------------------------------------
  Phoenix-Lazard
  International Equity     $  826,883  $  430,660  $  114,060
  Select Series
---------------------------------------------------------------
  Phoenix-Northern Dow 30
  Series                   $   95,199  $  108,256  $   82,708
---------------------------------------------------------------
  Phoenix-Northern
  Nasdaq-100 Index(R)      $   82,673  $   87,218  $   50,329
  Series
---------------------------------------------------------------
  Phoenix-Sanford
  Bernstein Mid-Cap Value  $1,214,233  $1,030,879  $  707,812
  Series
---------------------------------------------------------------
  Phoenix-Sanford
  Bernstein Small-Cap
  Value Series             $  716,035  $  593,839  $  384,334
---------------------------------------------------------------


THE SUBADVISORS
    PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

>   ABERDEEN ASSET MANAGEMENT INC.
    PIC has engaged Aberdeen Asset Management Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

---------------------------------------------------------------
SERIES                          RATE      BREAKPOINT ASSETS
---------------------------------------------------------------
                               .375%      On first $250 million
Phoenix-Aberdeen            -----------------------------------
International Series           .350%      On next $250 million
                            -----------------------------------
                               .325%      On excess
---------------------------------------------------------------
    Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates for which such entities shall be paid a fee by Aberdeen.


    Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Scotland; London, England; Singapore and the United States and elsewhere around the globe, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2005, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $123 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    Like its competitors in the investment management industry, Aberdeen Asset Management PLC ("Aberdeen PLC") recognizes the importance of motivating and retaining key employees. Overall compensation packages are competitive relative to investment management industry standards. Aberdeen PLC seeks to offer its investment professionals both competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities, experience and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, the overall performance of the team/business unit and Aberdeen PLC's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Aberdeen PLC equity).

    Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that can be a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. Certain senior investment professionals may be subject to a mandatory deferral of a portion of their cash and equity compensation to act as a retention tool.

    As a UK listed PLC, Aberdeen Asset Management has an independent Remuneration Committee that has sole responsibility for authorizing all compensation payments to senior employees, many of which will be investment professionals. This committee is also mandated to agree the design of any incentive scheme that must ultimately go for shareholder approval. To evaluate its investment professionals, the Subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets clients' risk and return objectives. When determining total compensation, the Subadvisor considers a number of quantitative and qualitative factors such as:

    Investment performance over various periods i.e.1, 3 and 5 years versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

    Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and general good corporate behavior of the Subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

    In addition, the Subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts.


----------------------------------------------------------------
             PHOENIX-ABERDEEN INTERNATIONAL SERIES
----------------------------------------------------------------
                      NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                    --------------------------------------------
                                      OTHER
                     REGISTERED      POOLED
                     INVESTMENT     INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES    OTHER ACCOUNTS
------------------- -------------- ------------- ---------------
Beverley Hendry        7; $3.7          0              0
                       billion
------------------- -------------- ------------- ---------------
Stephen Docherty       1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Bruce Stout            1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Andrew McMenigall      1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Andrew Preston         1; $191        18; $3     19; $1 billion
                       million       billion
----------------------------------------------------------------


    The following table provides information as of December 31, 2005 regarding the portfolio managers involved in this account that are responsible for managing accounts with performance based fees at this time.
----------------------------------------------------------------
             PHOENIX-ABERDEEN INTERNATIONAL SERIES
----------------------------------------------------------------
                            NUMBER OF OTHER ACCOUNTS MANAGED;
                                 PERFORMANCE BASED
                    -------------- ------------- ---------------
                                      OTHER
                     REGISTERED      POOLED
                     INVESTMENT     INVESTMENT
PORTFOLIO MANAGER    COMPANIES       VEHICLES    OTHER ACCOUNTS
------------------- -------------- ------------- ---------------
Stephen Docherty          0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Bruce Stout               0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Andrew McMenigall         0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Andrew Preston            0           1; $1            0
                                     billion

----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   A I M CAPITAL MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and A I M Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to the Phoenix-AIM Growth Series. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .40%    On first $500 million
                                   ------------------------------
                                   .375%    On next $400 million
Phoenix-AIM Growth                 ------------------------------
                                   .350%    On next $600  million
                                   ------------------------------
                                   .250%    On excess
-----------------------------------------------------------------

    AIM is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises over 200 mutual funds and separate accounts which total approximately $128 billion in assets as of December 31, 2005. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

BASE SALARY
    Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

ANNUAL BONUS
    Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a predetermined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

    High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

EQUITY-BASED COMPENSATION
    Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

PARTICIPATION IN GROUP INSURANCE PROGRAMS
    Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

PARTICIPATION IN DEFERRED COMPENSATION PLAN
    Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

    Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

----------------------------------------------------------------
                   PHOENIX-AIM GROWTH SERIES
----------------------------------------------------------------
                    NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                UNDER MANAGEMENT
                  ----------------------------------------------
                                     OTHER
                    REGISTERED      POOLED
                    INVESTMENT     INVESTMENT       OTHER
PORTFOLIO MANAGER    COMPANIES      VEHICLES       ACCOUNTS*
----------------------------------------------------------------
Kirk L. Anderson     13; $11.6      1; $68        212; $30.6
                     billion        million        million
----------------------------------------------------------------
James G. Birdsall    13; $12.8      1; $68        212; $30.6
                     billion        million        million
----------------------------------------------------------------
Robert J. Lloyd      7; $9.7        1; $68        212; $30.6
                     million        million        million
----------------------------------------------------------------
Lanny Sachnowitz     14; $18.6      1; $68        212; $30.6
                     billion        million        million
----------------------------------------------------------------


* These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.


DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

o Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.


    AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


>   ALLIANCEBERNSTEIN L.P.
    Pursuant to a subadvisory agreement between PVA and AllianceBernstein L.P. ("AllianceBernstein"), AllianceBernstein is the subadvisor and furnishes portfolio management services to the Phoenix-Alliance/Bernstein Enhanced Index Series. AllianceBernstein will manage the portion of the series' assets invested in value stocks through its Bernstein Value Unit ("Bernstein"). PVA pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                              RATE     BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .225%    On first $50 million
Phoenix-Alliance/Bernstein         -----------------------------
Enhanced Index                      .180%    On next $150 million
                                   ------------------------------
                                    .135%    On excess
-----------------------------------------------------------------

    Pursuant to subadvisory agreements between PVA and AllianceBernstein, AllianceBernstein, through Bernstein, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                             RATE      BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Sanford Bernstein          .80%      On first $25 million
Mid-Cap Value(1)                   ------------------------------
                                   .60%      On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                              RATE     BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .9000%    On first $10 million
Phoenix-Sanford Bernstein          ------------------------------
Small-Cap Value(1)                 .7875%    On next $10 million
                                   ------------------------------
                                   .6750%    On excess
-----------------------------------------------------------------


(1) These series subadvised by the Bernstein Equities Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

    AllianceBernstein is a leading international investment advisor supervising client accounts with assets as of December 31, 2005 totaling approximately $579 billion. AllianceBernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by AllianceBernstein in October 2000 that managed value-oriented investment portfolios since 1967. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus:
      AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
      AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.(1)

    Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in the


---------------------------
(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

account are responsible for managing any accounts with performance based fees at this time.


----------------------------------------------------------------
       PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                   ---------------------------------------------
                    REGISTERED   OTHER POOLED
                    INVESTMENT    INVESTMENT
PORTFOLIO MANAGER    COMPANIES     VEHICLES     OTHER ACCOUNTS
----------------------------------------------------------------
Drew Demakis          1; $105          0        2; $67 million
                      million
----------------------------------------------------------------

----------------------------------------------------------------
        PHOENIX-SANFORD/BERNSTEIN MID-CAP VALUE SERIES PHOENIX-SANFORD/BERNSTEIN SMALL-CAP VALUE SERIES
----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                   ---------------------------------------------
                    REGISTERED   OTHER POOLED
                    INVESTMENT    INVESTMENT
PORTFOLIO MANAGER    COMPANIES     VEHICLES     OTHER ACCOUNTS
----------------------------------------------------------------
James MacGregor          0             0              0
----------------------------------------------------------------
Joseph Paul          11; $1.8      35; $304     58; $1.5 billion
                      billion       million
----------------------------------------------------------------
Andrew Weiner            0             0              0
----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

    Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

    Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

    Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when

AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   BENNETT LAWRENCE MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PVA and Bennett Lawrence Management, LLC ("BLM"), BLM is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth and Phoenix Strategic Theme Series. For the services provided, PVA pays a monthly fee to BLM based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                                                 RATE
-----------------------------------------------------------------
Phoenix Mid-Cap Growth                                 .40%
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .375%   On first $250 million
                                  ------------------------------
Phoenix Strategic Theme             .350%   On next $250 million
                                  -------------------------------
                                    .325%   On excess
-----------------------------------------------------------------

    BLM's principal place of business is located at 757 Third Avenue, 19th Floor, New York, New York 10017. As of December 31, 2005, BLM had approximately $2 billion in assets under management.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Like its competitors in the investment management industry, Bennett Lawrence recognizes the importance of motivating and retaining key employees. Being a part of a small and growing investment management firm, and having the potential to become an owner of the organization, have proven to be strong incentives for the employees of Bennett Lawrence. This ownership and compensation structure has also been an effective way to attract and recruit new employees.

    Van Schreiber and Alex Ely, the co-portfolio managers of both series, are members (owners) of the Limited Liability Company; as such the majority of their compensation is based upon firm profitability. However, there is a performance bonus that is awarded annually based upon the effectiveness of their individual stock picks and the performance results of our client portfolios relative to specific benchmarks and peer comparisons.


    Overall compensation packages for the rest of the investment team are competitive relative to investment management industry standards and comprise two main elements: base salary and bonuses.


    Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Bennett Lawrence analyzes industry compensation packages as a tool in determining each portfolio manager's and analyst's base salary.


    Bonuses. The aggregate incentive compensation pool is determined by the Compensation Committee of Bennett Lawrence. The size of the pool is determined by the profitability of the firm.

    In the calculation of an investment professional's bonus, Bennett Lawrence takes into consideration investment matters, which include the performance of the individual's recommendations on both an absolute basis as well as relative to a pre-agreed upon benchmark. The investment professionals are then ranked based upon how well they score on both of these measures. Bonuses are then paid with the larger portion of the bonus pool going to the largest contributor and then down through the ranks.

    The compensation program at Bennett Lawrence has proven to be an effective means to retain high caliber investment professionals while providing the proper incentive to work together toward the goal of producing strong investment results without taking excessive risk.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in the account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
                 PHOENIX MID-CAP GROWTH SERIES
                 PHOENIX STRATEGIC THEME SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES     VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------
Van Schreiber       4; $129.2      8; $421.7     290: $1,455.7
                     million        million         million
-----------------------------------------------------------------
Alex Ely            4; $129.2      8; $421.7     290: $1,455.7
                     million        million         million
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadvisor may have in place that could benefit the funds and/or such other accounts.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   ENGEMANN ASSET MANAGEMENT

    Pursuant to subadvisory agreements between PIC and Engemann Asset Management ("Engemann") with respect to the Phoenix Capital Growth and Phoenix-Engemann Small-Cap Growth and the equity portion of the Phoenix-Engemann Strategic Allocation Series, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to these series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                                RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------

Phoenix Capital Growth                .10%   On first $3 billion

-----------------------------------------------------------------
                                      .30%   On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                                                 RATE
-----------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                      .45%
-----------------------------------------------------------------
Phoenix-Engemann Strategic Allocation                  .20%
-----------------------------------------------------------------


    Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which is a wholly owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969, and provides investment-counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Overall, the compensation program for Engemann is adequate and competitive to attract and retain high-caliber investment professionals. The advisor's investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.

    The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or be granted The Phoenix Companies, Inc. restricted stock at the direction of PXP's Board of Directors.

    Following, is a more detailed description of the compensation structure of the series' portfolio managers disclosed as such in the series' prospectus.

Base Salary
    Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus
    Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

1. Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each series managed. Performance of the series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each series managed as weighted roughly by total assets in each of those series.
2. Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

3. Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

    The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on The Phoenix Companies, Inc.'s return on equity; (ii) may have fewer performance periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus
    Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------

                 PHOENIX CAPITAL GROWTH SERIES

-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES     VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------
David Garza          2; $662          0          3,610; $684
                     million                       million
----------------- -------------- ------------- ------------------
Mike Manns           2; $662          0          3,610; $684
                     million                       million
----------------- -------------- ------------- ------------------
Scott Swanson        3; $819          0          3,610; $684
                     million                       million
-----------------------------------------------------------------

-----------------------------------------------------------------

          PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES     VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------
Steve Colton         5; $1.2          0          4; $188 million
                     billion
-----------------------------------------------------------------

-----------------------------------------------------------------
            PHOENIX-ENGEMANN SMALL CAP GROWTH SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES     VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------
Lou Holtz              3; $554          0           589; $113
                       million                       million
------------------- -------------- ------------- ----------------
Yossi Lipsker          2; $397          0           383; $52
                       million                       million
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   FRED ALGER MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and Fred Alger Management, Inc. ("Alger"), Alger is the subadvisor and furnishes portfolio management services to the Phoenix-Alger Small-Cap Growth Series. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of the average daily net assets of the series as follows:

-------------------------------------------------------------
SERIES                                          RATE
-------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                  .45%
-------------------------------------------------------------

    Alger advises over 130 mutual funds and other accounts with a total of approximately $9.23 billion in assets as of December 31, 2005. Alger's principal offices are located at 111 Fifth Avenue, New York, New York 10003.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Recognizing the importance of retaining high quality professionals, we have invested substantial resources in our investment staff over the years. We believe that our overall compensation structure is competitive with industry standards and that the members of our investment staff are provided with the opportunity to enhance their career and develop professionally with Fred Alger Management, Inc.


    The firm's professionals are compensated by salary and incentive bonuses that are at the top of industry norm. The total compensation package is based on individual effort and achievement as well as firm profitability. Our analysts and portfolio managers are eligible for annual incentive bonuses that are based on individual productivity, overall contribution to our research efforts and the performance of our investment products. In addition, to encourage individual achievement, semiannually, the two analysts who have contributed the most successful investment recommendations may receive a sizeable bonus. The success of the recommendations is measured relative to the individual analyst's sectors, the total market, and the success of getting purchases into portfolios as well as the avoidance of underperforming stocks or sectors.


    Through the above financial and career incentives, we have been highly successful in attracting, motivating and retaining our key investment professionals.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
            PHOENIX-ALGER SMALL-CAP GROWTH SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER  COMPANIES*    VEHICLES**     OTHER ACCOUNTS***
-----------------------------------------------------------------

Jill Greenwald,     5; $838           0            7; $21
CFA                 million                        million

-----------------------------------------------------------------

*    Includes proprietary mutual funds
** Includes subadvisory relationships for which Fred Alger Management, Inc. serves as the investment manager
***  Includes wrap programs

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    Alger's portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds subadvised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible, that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimus positions, and to accounts with specialized investment policies and objectives.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PIC and Kayne Anderson Rudnick Investment Management, LLC ("Kayne"), Kayne is the subadvisor and furnishes portfolio management services to the Phoenix-Kayne Rising Dividends and Phoenix-Kayne Small-Cap Quality Value Series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of the combined average daily net assets of both of the series as follows:

-------------------------------------------------------------------
SERIES                                RATE   BREAKPOINT ASSETS
-------------------------------------------------------------------
                                      .30%    On first $800 million
Phoenix-Kayne Rising Dividends       ------------------------------
                                      .25%    On excess
-------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality       .50%    On first $200 million
Value                                ------------------------------
                                      .45%    On excess
-------------------------------------------------------------------

    Kayne is a majority owned subsidiary of Phoenix Investment Partners ("PXP"). Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of December 31, 2005, Kayne had approximately $8.6 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Phoenix Investment Partners, Ltd. and its affiliated investment management firms, including the subadvisor (collectively, "PXP"), believe that the compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

    The bonus amount for a portfolio manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including but not limited to these series and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Following is a more detailed description of the compensation structure of the series' portfolio managers identified in the series' prospectus.

    Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

    Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP has several components:

    1. Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three, and five-year periods against specified benchmarks for each fund managed. Generally, individual manager's participation is based on the performance of each fund or separately managed account overseen is weighted roughly by total assets in each of those funds or separately managed accounts.

    2. Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

    3. Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.

    The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.


    Long-Term Incentive Bonus. KAR investment professionals are eligible for participation in a 25% bonus pool. They are also eligible to receive Phoenix Restricted Stock Units with multi-year vesting, subject to Phoenix board approval. The three components used to evaluate participation in this incentive compensation program are (1) relative portfolio performance, (2) citizenship and professional development, and (3) achievement of Phoenix target profitability.


    Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

    For the year ended 2005, each of the portfolio managers listed in the tables below received a fixed base salary and discretionary bonus.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
              PHOENIX-KAYNE RISING DIVIDENDS SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                       REGISTERED  OTHER POOLED
                       INVESTMENT   INVESTMENT
PORTFOLIO MANAGER       COMPANIES    VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------

Allan Rudnick            5; $301         0         3,501; $1.3
                         million                     billion
--------------------- ------------- ------------ ----------------
Paul Wayne               5; $301         0         3,501; $1.3
                         million                     billion

-----------------------------------------------------------------

-----------------------------------------------------------------
          PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                       REGISTERED  OTHER POOLED
                       INVESTMENT   INVESTMENT
PORTFOLIO MANAGER       COMPANIES    VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------

Sandi Gleason            3; $152         0         22,328; $5.6
                         million                     billion
--------------------- ------------- ------------ ----------------
Robert Schwarzkopf       3; $152         0         22,328; $5.6
                         million                     billion

-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   LAZARD ASSET MANAGEMENT LLC
    Pursuant to a subadvisory agreement between PVA and Lazard Asset Management LLC ("Lazard"), Lazard is the subadvisor and furnishes portfolio management services to the Phoenix-Lazard International Equity Select Series. For the services provided, PVA pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of each of the series as follows:

-----------------------------------------------------------------
SERIES                                RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Lazard International        .45%    On first $500 million
Equity Select                      ------------------------------
                                    .40%    On excess
-----------------------------------------------------------------


    Lazard is a subsidiary of Lazard Freres & Co., LLC, a pre-eminent global investment bank with over 150 years of experience. The New York based asset management division manages investments for corporations, endowments, public and private pension funds, individuals and mutual funds, with $77.6 billion in assets under management as of December 31, 2005. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

    Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios, as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

    Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

    Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

    Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

    In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

    The Managers International Equity Fund team's compensation is a combination of a portion of the Global Thematic Equity strategy revenues, and equity ownership in Lazard, which can grow to a pre-agreed ceiling as a function of growth in Global Thematic Equity assets under management. The four members of the team share equally these compensation arrangements.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES*    VEHICLES       OTHER ACCOUNTS**
-----------------------------------------------------------------
Michael A.          13; $4.6       1; $12.4       1,244; $21.1
Bennet              billion        million           billion
-----------------------------------------------------------------
Gabrielle Boyle     13; $4.6       3; $27.4       1,527; $24.2
                    billion        million           billion
-----------------------------------------------------------------
Michael Powers      11; $4.4       3; $27.4       1,510; $21.2
                    billion        million           billion
-----------------------------------------------------------------
John R.             14; $4.7       1; $12.4       1,254; $21.5
Reinsberg           billion        million           billion
-----------------------------------------------------------------

Michael Fry         13; $4.6       1; $12.4       1,244; $21.1
                    billion        million           billion

-----------------------------------------------------------------

* Lazard International Select Portfolio: Publicly available mutual fund distributed directly and through strategic alliances.
**  Includes on-line wrap and direct accounts.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

    Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

    A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


>   MORGAN STANLEY INVESTMENT MANAGEMENT INC.
    Pursuant to a subadvisory agreement between PVA and Morgan Stanley Management Inc. dba Van Kampen ("Van Kampen"), Van Kampen is the subadvisor and furnishes portfolio management services to the Phoenix-Van Kampen Comstock Series. For the services provided, PVA pays a monthly fee to Van Kampen based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------
SERIES                                   RATE
----------------------------------------------------
Phoenix-Van Kampen Comstock              .35%
----------------------------------------------------

    Van Kampens' principal place of business is located at 1221 Avenue of the Americas. As of December 31, 2005, Van Kampen together with its affiliated asset management companies had approximately $434 billion in assets under management.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
PORTFOLIO MANAGER COMPENSATION STRUCTURE
    Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-   CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount:
    (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

    Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/accounts primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-   Contribution to the business objectives of the Investment Adviser.

-   The dollar amount of assets managed by the portfolio manager.

-   Market compensation survey research by independent third parties.

-   Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
               PHOENIX-VAN KAMPEN COMSTOCK SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES      VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------
B. Robert Baker,   16: $26.6       2: 1.2        18.999: $2.2
Jr.                 billion        billion         billion
-----------------------------------------------------------------
Jason S. Leder     16: $26.6       2: 1.2        18.999: $2.2
                    billion        billion         billion
-----------------------------------------------------------------
Kevin C. Holt      16: $26.6       2: 1.2        18.999: $2.2
                    billion        billion         billion
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolios of the Fund. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


>   NORTHERN TRUST INVESTMENTS, N.A.

    Pursuant to a subadvisory agreement between PVA and Northern Trust Investments, N.A. ("NTI"), NTI serves as subadvisor and furnishes portfolio management services to the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of the combined average daily net assets of both of the series as follows:

--------------------------------------------------------------

SERIES                                               RATE

--------------------------------------------------------------
Phoenix-Northern Dow 30                             .10%
--------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                .10%
--------------------------------------------------------------

    There is a minimum fee of $100,000.


    NTI is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and asset under investment management of $618 billion.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    The compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the index funds' portfolio managers, the variable incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
               PHOENIX-NORTHERN DOW 30 SERIES
          PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES      VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------

Chad Rakvin          15; $11.9    23; $55.6         63; $42.4
                      billion      billion           billion

-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC
    Pursuant to a subadvisory agreement between PIC and Standard & Poor's Investment Advisory Services LLC ("SPIAS"), SPIAS serves as subadvisor to the Phoenix-S&P Series. The subadvisor does not have any trading, clearing or custody operations responsibility. For the services provided, PIC pays a monthly fee to SPIAS based on an annual percentage of the combined average daily net assets of all of the series as follows:


--------------------------------------------------------------
SERIES                                                RATE
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate        .12%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate        .12%
Growth
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth          .12%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Aggressive      .12%
Growth
--------------------------------------------------------------

    SPIAS is the subadvisor to the Phoenix-S&P Series. SPIAS is located at 55 Water Street, New York, NY 10041. As of December 31, 2005, SPIAS had approximately $15 billion in assets under advisement. The subadvisor is a registered investment advisor and a wholly owned subsidiary of the McGraw-Hill Companies, Inc.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    John Krey's compensation is a combination of salary and bonus. Bonuses are based on individual performance assessments and on the overall profits of the Investment Services division of Standard & Poor's, of which SPIAS is a part. David Braverman's compensation can vary based on his achievement of various business management objectives. The performance of the accounts he manages is one of many objectives that are considered in his overall evaluation that determines his merit increase and bonus. As compensation for their responsibilities, Mr. Krey and Mr. Braverman both received a fixed base salary and discretionary bonus for the year ended December 31, 2005.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts that Standard & Poor's manages or provides investment recommendations.

-----------------------------------------------------------------
        PHOENIX-S&P DYNAMIC ASSET ALLOCATION: MODERATE PHOENIX-S&P DYNAMIC ASSET ALLOCATION: MODERATE GROWTH
         PHOENIX-S&P DYNAMIC ASSET ALLOCATION: GROWTH
    PHOENIX-S&P DYNAMIC ASSET ALLOCATION: AGGRESSIVE GROWTH
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES      VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------
David Braverman         0          2; $11           2; $83
                                   billion          million
-----------------------------------------------------------------
John Krey               0             0                6*
-----------------------------------------------------------------

* For the other accounts advised by Mr. Krey, he provides advice as to model portfolios and thus may not be deemed to be providing advice as to specific assets.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    Mr. Braverman and Mr. Krey provide investment advice to multiple accounts with similar investment objectives and there are potential conflicts of interest. Such conflicts may arise with respect to the allocation of investment opportunities among the Phoenix-S&P Series and other accounts with similar investment objectives and policies. They potentially could use information concerning the Series' transactions to the advantage of other accounts and to the detriment of the Series'. To address these potential conflicts of interest, SPIAS has adopted and implemented a number of policies and procedures. Among other things, members of the investment team are required to sign the SPIAS Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that advice to clients must not be affected by conflicts of interest. SPIAS does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Phoenix-S&P Series and the investments of the other accounts referenced in the table above.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

SUBADVISOR COMPENSATION
    The subadvisors were compensated for the last three calendar years as follows:

-----------------------------------------------------------------
                 ABERDEEN ASSET MANAGEMENT, INC.
-----------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                       DECEMBER 31,
          SERIES               2005        2004         2003
-----------------------------------------------------------------

Phoenix-Aberdeen
International Series        $ 674,127   $ 570,220    $ 472,071

-----------------------------------------------------------------

-----------------------------------------------------------------
                  AIM CAPITAL MANAGEMENT, INC.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix-AIM Growth Series*  $ 302,965   $ 378,858    $ 246,550
-----------------------------------------------------------------
*For the year 2003, this series was managed by MFS Financial Services


-----------------------------------------------------------------
                ALLIANCE CAPITAL MANAGEMENT, L.P.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix-Alliance/Bernstein
Enhanced Index Series*      $ 223,181   $ 229,046    $ 187,055
-----------------------------------------------------------------
Phoenix-Sanford/Bernstein
Mid-Cap Value Series        $ 743,847   $ 639,074    $ 454,464
-----------------------------------------------------------------
Phoenix-Sanford/Bernstein
Small-Cap Value Series      $ 494,058   $ 406,540    $ 272,549
-----------------------------------------------------------------
*For the year 2003, this series was managed by JP Morgan


-----------------------------------------------------------------
                BENNETT LAWRENCE MANAGEMENT, LLC
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix Mid-Cap Growth      $  74,173      0             0
Series*
-----------------------------------------------------------------
Phoenix Strategic Theme
Series*                     $  84,860      0             0
-----------------------------------------------------------------
*For years 2003-2004 and partially of 2005, this series was managed by Seneca Capital Management, LLC


-----------------------------------------------------------------
                    ENGEMANN ASSET MANAGEMENT
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix Capital Growth
Series                      $ 494,086   $ 391,252    $ 391,936

-----------------------------------------------------------------
Phoenix-Engemann Small-Cap
Growth Series               $  74,045   $ 103,145    $  71,217
-----------------------------------------------------------------

-----------------------------------------------------------------
                   FRED ALGER MANAGEMENT, INC.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix-Alger Small-Cap
Growth Series               $  93,930      0            0

-----------------------------------------------------------------

-----------------------------------------------------------------
        KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------
Phoenix-Kayne Rising
Dividends Series*           $  51,176   $  52,944    $  21,536
-----------------------------------------------------------------
Phoenix-Kayne Small-Cap
Quality Value Series        $  61,308   $  31,294    $  11,776
-----------------------------------------------------------------

*For the year 2003, this series was managed by MFS Investment Management


-----------------------------------------------------------------
                  LAZARD ASSET MANAGEMENT, LLC
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------
Phoenix-Lazard
International Equity        $ 413,442   $ 215,330    $  57,030
Select Series
-----------------------------------------------------------------

-----------------------------------------------------------------
                NORTHERN TRUST INVESTMENTS, N.A.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix-Northern Dow 30
Series*                     $ 100,000   $ 100,000    $ 100,000
-----------------------------------------------------------------
Phoenix-Northern
Nasdaq-100(R) Index Series* $ 743,847   $ 101,375    $ 104,786
-----------------------------------------------------------------
*For the year 2003, this series was managed by Deutsche Asset Management


-----------------------------------------------------------------
                 SENECA CAPITAL MANAGEMENT, LLC.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix Mid-Cap Growth
Series*                     $ 100,514   $ 235,108    $ 217,541
-----------------------------------------------------------------
Phoenix Strategic Theme
Series*                     $  40,855   $  79,305    $  78,509
-----------------------------------------------------------------
*This series is now managed by Bennett Lawrence Management, LLC


THE DISTRIBUTOR
--------------------------------------------------------------------------------
    The Fund has a distribution agreement ("Distribution Agreement") with Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor") in which PEPCO serves as the Distributor for the Fund's shares of the Phoenix-S&P Series. PEPCO is located at One American Row, Hartford, CT 06102. The Phoenix-S&P Series have also adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan").

    The Fund's Distribution Agreement with respect to the shares of the Phoenix-S&P Series ("Distribution Agreement") was approved by the Board of Trustees at a Board meeting held on December 5, 2005. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Fund or a series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

    The Distributor conducts a continuous offering using appropriate efforts to solicit sales of Phoenix-S&P Series shares, but is not obligated to sell any specific number of shares. As of the date of this SAI, the Phoenix-S&P Series has not commenced operations; therefore no underwriting commissions have been paid.

    Pursuant to the Distribution Plan, adopted pursuant to Rule 12b-1 of the 1940 Act, the Trust compensates the Distributor from assets attributable to the shares of the Phoenix-S&P Series for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the shares of the Phoenix-S&P Series. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares of the Phoenix-S&P Series. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the Phoenix-S&P Series.

    The Distribution Plan provides that the Trust, on behalf of each Phoenix-S&P Series, may pay annually up to 0.25% of the average daily net assets of a Phoenix-S&P series attributable to its shares in respect to activities primarily intended to result in the sale of shares of the Phoenix-S&P Series. However, under the Distribution Agreement, payments to the Distributor for activities pursuant to the Distribution Plan is limited to payments at an annual rate equal to 0.25% of average daily net assets of a Phoenix-S&P Series attributable to its shares. Under the terms of the Distribution Plan and the related Distribution Agreement, each Phoenix-S&P is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Phoenix and its affiliates) providing distribution and shareholder servicing with respect to the shares of the Phoenix-S&P Series for such entities' fees or expenses incurred or paid in that regard.

    The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to shares of the Phoenix-S&P Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the shares of the Phoenix-S&P Series; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Phoenix-S&P Series; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Phoenix-S&P Series; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Phoenix-S&P Series investment objectives and policies and other information about the Phoenix-S&P Series, including the performance of the series; (3) training sales personnel regarding the shares of the Phoenix-S&P Series; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Phoenix-S&P Series.

    A description of the Distribution Plan with respect to the shares of the Phoenix-S&P Series and related services and fees thereunder is provided in the prospectus. On December 5, 2005, the Board of Trustees of the Fund, including the Disinterested Trustees unanimously approved the Distribution Plan.

    The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Fund or the Distributor of the shares of the Phoenix-S&P Series in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan or any Rule 12b-1 related agreement. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to shares of a Phoenix-S&P Series at any time, without penalty, by vote of a majority of the outstanding shares of that series, or by vote of a majority of the Disinterested Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to [0.50%] of average daily net assets annually) that may be spent for distribution of shares of any Phoenix-S&P Series without the approval of shareholders of that series.

DESCRIPTION OF PROXY VOTING POLICY
--------------------------------------------------------------------------------
    The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

    The Policy stipulates that the Fund's investment advisor will vote proxies or delegate such responsibility to a subadvisor. The advisor or subadvisor will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any advisor or subadvisor may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

    The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

> Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

> Changes to Capital Structure--dilution or improved accountability associated with such changes.

> Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

> Social and Corporate Responsibility Issues--the advisor or subadvisor will generally vote against shareholder social and environmental issue proposals.

     The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the advisor, subadvisor, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each advisor, subadvisor or delegate to notify the President of the Fund of any actual or potential conflict of interest. No advisor, subadvisor or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

     The Policy further imposes certain record keeping and reporting requirements on each advisor, subadvisor or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, is available free of charge by calling, toll-free, 800/243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.

CUSTODIAN
--------------------------------------------------------------------------------

    Custodians under the terms of a custodian agreement hold the securities and cash of the series of the Fund. The custodian is:


    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110


    The Fund permits the custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Fund has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.


FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
    PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm for the Fund, audits the Fund's financial statements. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund from time to time.

SERVICE AGREEMENTS
--------------------------------------------------------------------------------
    Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent. For its services as financial agent, PEPCO receives a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of PFPC, Inc.'s performance. PEPCO was compensated for the last three calendar years as follows:


-----------------------------------------------------------------
                      FOR THE YEAR ENDED         COMPENSATION
                           DECEMBER 31,
-----------------------------------------------------------------
                              2003               $2,736,214
-----------------------------------------------------------------
                              2004               $2,610,251
-----------------------------------------------------------------
                              2005               $2,157,999
-----------------------------------------------------------------


    The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of the Phoenix-affiliated funds serviced by PFPC Inc. Total fees paid by PEPCO to PFPC Inc. are allocated among all funds for which it serves as financial agent on the basis of the relative net asset of each fund or series.

    Under a Transfer Agent Agreement, PEPCO acts as transfer agent to the Fund, and as such, performs certain administrative functions related to recording the purchase and redemption of Fund shares and serving as dividend paying agent. PEPCO is not compensated by the Fund for these services.

    Under a Servicing Agreement, the Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 10 Krey Boulevard, East Greenbush, NY 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2006 is 0.08% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:

----------------------------------------------------------
   YEAR ENDED DECEMBER 31,              FEE PAID
----------------------------------------------------------
             2003                     $1.7 million
----------------------------------------------------------
             2004                     $2.2 million
----------------------------------------------------------
             2005                     $1.9 million
----------------------------------------------------------

CODE OF ETHICS
--------------------------------------------------------------------------------
    The Fund and each of its advisors and subadvisors have adopted codes of ethics. The fund has also adopted a Senior Management Code of Ethics as required by ss.406 of Sarbanes-Oxley Act of 2002. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

    Subject to the supervision and control of the portfolio managers and the Trustees of the Fund, each series' subadvisor or the advisor in the case of the Phoenix-S&P Series, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.


    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    The Fund has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the advisor's personnel responsible for the selection of broker-dealers to affect series portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Fund, the advisors and Distributor from entering into any agreement or other understanding under which the Fund's direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of variable annuity contracts and variable life policies. These policies and procedures are designed to prevent the Fund from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    The advisor may use its brokers/ dealer affiliates to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreements do not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.

    For the fiscal years ended December 31, 2003, 2004 and 2005, brokerage commissions paid by the series on portfolio transactions totaled $4,764,888, $3,821,945 and $2,795,602 respectively.

    Of the commissions paid in the year 2005, $108,025, was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD
                                        BERNSTEIN
-----------------------------------------------------------------
Commissions paid                        $108,025
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                3.86%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                 0.09%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Of the commissions paid in the year 2004, $347,121 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $322,721       $24,400
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                8.44%         0.64%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                 4.98%          .02%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Of the commissions paid in the year 2003, $592,584 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $384,389      $208,195
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                8.07%         4.37%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                 4.69%         2.63%
commissions effected through
affiliated brokers
-----------------------------------------------------------------


    Sanford Bernstein is an affiliate of AllianceBernstein. PXP Securities is an affiliate of PIC, DPIM, Engemann, Kayne and PVA.


    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.

DISCLOSURE OF FUND HOLDINGS
--------------------------------------------------------------------------------
    The Trustees of The Phoenix Edge Series Fund have adopted policies with respect to the disclosure of the series' portfolio holdings by the series, issuing companies or the investment advisors. These policies provide that the series' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the series' policies prohibit the advisors and the series' other service providers from entering into any agreement to disclose series portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the series, third parties providing services to the series (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the series.

    The Board of trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of series' shareholders. The HDC is composed of the series' Compliance Officer, and officers of the series' advisors and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing and distribution.

    The series' Compliance Officer is responsible for monitoring the series' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interest of series shareholders and those of the advisors identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
    In accordance with rules established by the SEC, each series sends semiannual and annual reports to contract and policy owners that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The series' annual and semiannual reports are available on our website at www.phoenixwealthmanagement.com. Additionally, each series provides its top 10 holdings information on Phoenix's website as of the end of each quarter, generally within 10 business days of the end of the quarter. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The series also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
    The HDC may authorize the disclosure of non-public holdings information under certain limited circumstances. The series' policies provide that non-public disclosures of a series' portfolio holdings may only be made if (i) the series has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between the issuing companies and their contract and policy owners and will act in the best interest of the owners with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to owners, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to contract and policy owners, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
    As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the series periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the series in their day-to-day operations, as well as public information to certain rating organizations. In addition to the issuing companies, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.


ON-PUBLIC HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             TIMING OF RELEASE OF PORTFOLIO
   TYPE OF SERVICE PROVIDER                     NAME OF SERVICE PROVIDER                          HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                 >   Phoenix Investment Counsel, Inc.
Advisor                          >   Phoenix Variable Advisors, Inc.                 Daily
                                 >   Duff & Phelps Investment Management Co.
                                 >   Engemann Asset Management
-----------------------------------------------------------------------------------------------------------------------------------
                                 >   Aberdeen Asset Management Inc.
                                 >   AIM Capital Management, Inc.

                                 >   AllianceBernstein L.P.

                                 >   Bennett Lawrence Management, LLC
                                 >   Engemann Asset Management
                                 >   Fred Alger Management, Inc.
Subadvisors                      >   Kayne Anderson Rudnick Investment               Daily
                                     Management,  LLC
                                 >   Lazard Asset Management LLC

                                 >   Morgan Stanley Investment Management Inc.

                                 >   Northern Trust Investments, N.A.
                                 >   Standard & Poor's Investment Advisory
                                     Services LLC
-----------------------------------------------------------------------------------------------------------------------------------
Distributor                      >   Phoenix Equity Planning Corporation             Daily
-----------------------------------------------------------------------------------------------------------------------------------
Custodian                        >   State Street Bank and Trust Company             Daily
-----------------------------------------------------------------------------------------------------------------------------------
Sub-financial Agent              >   PFPC, Inc.                                      Daily
-----------------------------------------------------------------------------------------------------------------------------------
                                 >   PricewaterhouseCoopers LLP                      >  Annual Reporting Period: within two
Independent Registered                                                                  business days of end of reporting period
Public Accounting Firm                                                               >  Semiannual Reporting Period:
                                                                                        within 30 business days of end of
                                                                                        reporting period
-----------------------------------------------------------------------------------------------------------------------------------
Typesetting Firm for
Financial Reports and            >   Gcom Solutions                                  Monthly on first business day following
Form N-Q                                                                             month-end
-----------------------------------------------------------------------------------------------------------------------------------
Printer for Financial            >   Allied Printing Services, Inc.                  Annual and Semiannual Reporting Period:
Reports                                                                              within 45 days after end of reporting period
-----------------------------------------------------------------------------------------------------------------------------------
Proxy Voting Service             >   Institutional Shareholder Services              Twice weekly on an ongoing basis
                                 >   Proxy Light
-----------------------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER                   NAME OF SERVICE PROVIDER                         TIMING OF RELEASE OF PORTFOLIO
                                                                                                  HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Rating Agencies                  >   Lipper Inc. and Morningstar                     Quarterly, 60 days after fiscal quarter-end
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution         >   Bloomberg, Standard & Poor's and Thompson       Quarterly, 60 days after fiscal quarter-end
Firms                                Financial Services
-----------------------------------------------------------------------------------------------------------------------------------

    These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the series.

    There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the series from the potential misuse of holdings by individuals or firms in possession of such information.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.

DISCLAIMER
--------------------------------------------------------------------------------
PHOENIX-NORTHERN DOW 30 SERIES
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Northern Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Northern Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock

Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

    THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2005 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable Insurance Company and Phoenix Life and Annuity Company have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX
--------------------------------------------------------------------------------
DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:
    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

    Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS
    AAA: An obligor rated `AAA' has EXTREMELY STRONG capacity to meet its financial commitments. `AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

    AA: An obligor rated `AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

    A: An obligor rated `A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

    BBB: An obligor rated `BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Obligors rated `BB', `B', `CCC', and `CC' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligor rated `BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

    B: An obligor rated `B' is MORE VULNERABLE to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligor rated `CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

    CC: An obligor rated `CC' is CURRENTLY HIGHLY VULNERABLE.

    Plus (+) or minus(-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C: A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    R: An obligor rated `R' is under regulatory supervision owing to its financial condition. During the dependency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

    SD AND D: An obligor rated `SD' (Selective Default) or `D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A `D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An `SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other 21 issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

    N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
    Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    Outlooks are not provided for ratings with a `pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a `pi' subscript generally are not modified with `+' or `-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS

    A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

      ANNUAL REPORT

                                         THE PHOENIX EDGE SERIES FUND

                                               Variable Products Fund

                                                    DECEMBER 31, 2005

                          [LOGO] PHOENIX(R)

                            MESSAGE FROM THE CHAIRMAN

Dear Shareholder:

[PHOTO OMITTED]

      I encourage you to review this annual report for The Phoenix Edge Series Fund, for the fiscal year ended December 31, 2005.

      Looking back at 2005, the equity market posted modest returns for the year, with most of the gains coming after Labor Day, driven by strong corporate earnings. The economy posted a 3.5% growth rate in 2005 down from 4% in 2004, as rising interest rates and energy prices continued to weigh on the consumer. As we enter a new year, the pace of U.S. economic growth continues to moderate.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.(1) Your particular Phoenix Edge Series Fund allocations may help in this effort.

      For more information on the investment subaccounts within The Phoenix Edge Series Fund, including performance updates and portfolio characteristics, please visit the annuities section of our Web site, PhoenixWealthManagement.com.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, The Phoenix Edge Series Fund

JANUARY 2006

(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of The Phoenix Edge Series Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

                         THIS PAGE INTENTIONALLY BLANK.

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Glossary ..............................................................................      4

Phoenix Mid-Cap Growth Series .........................................................      7

Phoenix Strategic Theme Series ........................................................     14

Phoenix-Aberdeen International Series .................................................     21

Phoenix-AIM Growth Series .............................................................     29

Phoenix-Alger Small-Cap Growth Series .................................................     37

Phoenix-Alliance/Bernstein Enhanced Index Series ......................................     45

Phoenix-Duff & Phelps Real Estate Securities Series ...................................     54

Phoenix-Engemann Capital Growth Series ................................................     61

Phoenix-Engemann Growth and Income Series .............................................     68

Phoenix-Engemann Small-Cap Growth Series ..............................................     77

Phoenix-Engemann Strategic Allocation Series ..........................................     84

Phoenix-Engemann Value Equity Series ..................................................     95

Phoenix-Goodwin Money Market Series ...................................................    102

Phoenix-Goodwin Multi-Sector Fixed Income Series ......................................    107

Phoenix-Goodwin Multi-Sector Short Term Bond Series ...................................    118

Phoenix-Kayne Rising Dividends Series .................................................    128

Phoenix-Kayne Small-Cap Quality Value Series ..........................................    135

Phoenix-Lazard International Equity Select Series .....................................    142

Phoenix-Northern Dow 30 Series ........................................................    150

Phoenix-Northern Nasdaq-100 Index(R) Series ...........................................    157

Phoenix-Sanford Bernstein Mid-Cap Value Series ........................................    165

Phoenix-Sanford Bernstein Small-Cap Value Series ......................................    173

Notes to Financial Statements .........................................................    181

Report of Independent Registered Public Accounting Firm ...............................    194

Board of Trustees' Consideration of Investment Advisory and Subadvisory Agreements ....    195

Fund Management Tables ................................................................    233

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

    The advisors and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the series voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

    The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------
  Not FDIC Insured      |       No Bank Guarantee       |       May Lose Value
--------------------------------------------------------------------------------

                                    GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)
One of the largest insurers of new municipal bond offerings.

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

COMPOSITE INDEX FOR PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
A composite index consisting of 60% of the S&P 500(R) Index, a broad-based equity index, and 40% of Lehman Brothers Aggregate Bond Index, a broad-based fixed income index.

DOW JONES INDUSTRIAL AVERAGE(SM)
The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

EUROPEAN CENTRAL BANK (ECB)
The central bank for Europe's single currency, the euro. The ECB's main task is to maintain the euro's purchasing power and thus price stability in the euro area. The euro area comprises the 12 European Union countries that have introduced the euro since 1999.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (FINANCIAL GUARANTY INSURANCE COMPANY)
A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)
A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

LEHMAN BROTHERS AGGREGATE BOND INDEX
The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

                                    GLOSSARY

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)
One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

MERRILL LYNCH SHORT TERM MEDIUM QUALITY CORPORATE BOND INDEX
The Merrill Lynch Short Term Medium Quality Corporate Bond Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total-return basis.

MSCI EAFE(R) INDEX
The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total-return basis with gross dividends reinvested.

NAREIT EQUITY INDEX
The NAREIT Equity Index measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

NASDAQ-100 INDEX(R)
The NASDAQ-100 Index(R) is a market capitalization-weighted index of the 100 largest domestic and international non-financial companies listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market. The index is calculated on a total return basis with dividends reinvested.

NEW YORK SHARES (GUILDER SHARES)
Shares representing Dutch companies that are not permitted to trade outside of national borders.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX
The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX
The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX
The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX
The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

                                    GLOSSARY

RUSSELL 2500(TM) VALUE INDEX
The Russell 2500(TM) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) GROWTH INDEX
The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SECTOR/SUBSECTOR
A particular group of stocks within the market, usually sorted by industry, that can be further broken down into subsets. For example, the technology sector can be broken down into various subsectors such as computer hardware and semiconductors.

S&P 500(R) INDEX
The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500/BARRA GROWTH INDEX
The S&P 500/Barra Growth Index is a free-float market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price to book ratios. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

UBS REGISTERED SHARES
UBS ordinary shares are issued in the form of global registered shares, which are securities that provide direct and equal ownership for all shareholders. They can be traded and transferred across applicable borders without the need for conversion, with identical shares traded on different stock exchanges in different currencies.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                          PHOENIX MID-CAP GROWTH SERIES

THIS COMMENTARY WAS PREPARED BY BENNETT LAWRENCE MANAGEMENT, LLC, WHICH REPLACED SENECA CAPITAL MANAGEMENT AS THE SUBADVISOR TO THE PHOENIX MID-CAP GROWTH SERIES (FORMERLY PHOENIX-SENECA MID-CAP GROWTH SERIES) EFFECTIVE AUGUST 12, 2005.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, VAN SCHREIBER & W. ALEXANDER L. ELY

Q: HOW DID THE PHOENIX MID-CAP GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 4.18%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell MidCap(R) Growth Index, the series style-specific benchmark, returned 12.10%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The equity markets performed reasonably well during 2005, given the challenges that presented themselves. On the whole, equity market averages were not significantly volatile. While returns were somewhat below long-term averages, what may appear to the casual observer as a ho-hum environment, could not be further from the truth. From the onset of 2005, investors were forced to reconcile the impact of higher interest rates on corporate profits and the price of housing. In addition, energy and input costs began to trend alarmingly higher as the year progressed. Late summer storms raised significant concern over consumer spending and energy as oil prices continued to soar.

      Given all of this, it is remarkable that corporate profits for 2005, when finally tallied, will most likely come in on the high end of expectations. With an earnings move of this magnitude and little in the way of broad-based equity appreciation, as of year-end, investors were able to buy stocks at the low-end of their historical valuations.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Since we took over management of the portfolio on August 12, 2005, we have owned shares of health care companies that present two distinct opportunities. First is the spate of new products developed by the medical technology community which enable hospitals and clinics to conduct procedures that were unimaginable even five years ago. We have enjoyed strong performance from several companies in this group, including one organization that has revolutionized minimally invasive surgical procedures through the use of robotics. The second group of health care companies we own are service providers. These organizations provide mental wellness, senior living and Medicare/Medicaid health maintenance services in exchange for revenues that are recurring and defensive, which is very desirable during periods of economic uncertainty.

      In the information technology category, we have invested in companies that provide businesses with software directed toward streamlining operations and increasing productivity. The cost savings for implementing these systems is substantial and payback time more than justifies the expenditure.

      We have also been capitalizing on a new trend in the consumer hand held device market which has been brought about by the affordability of flash memory. In the near future, wireless carriers will be able to offer their customers handsets that not only carry voice but also take pictures, access the Internet, play music and receive video feeds.

      Given the changing nature of the market since we started managing the series portfolio, an early position that we took in the ground transportation business sector came under pressure as the cost of energy spiked in the wake of Hurricane Katrina. While we took measures to eliminate this exposure, our combined industrial holdings reduced our investment results. The consumer discretionary category provided a similar set of challenges as Hurricane Katrina and bad news from national retail bellwether, Wal-Mart, cast a pall over the outlook for consumer spending. We remain committed to unique retail concepts that provide consumers with a strong price/value proposition; however, this group did not make a positive contribution to our performance.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                          PHOENIX MID-CAP GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                                1 YEAR    5 YEARS     12/31/05
--------------------------------------------------------------------------------
Mid-Cap Growth Series                             4.18%   (6.30)%       4.92%
--------------------------------------------------------------------------------
S&P 500(R) Index                                  4.93%    0.55%        3.86%
--------------------------------------------------------------------------------
Russell MidCap(R) Growth Index                   12.10%    1.38%        5.93%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                 Mid-Cap Growth    Russell MidCap(R)    S&P 500(R)
                     Series          Growth Index         Index
                 --------------    -----------------    ----------
  3/2/1998          $10,000             $10,000          $10,000
12/31/1998           12,175              10,988           11,895
12/31/1999           17,729              16,624           14,409
12/29/2000           20,166              14,671           13,086
12/31/2001           15,068              11,714           11,532
12/31/2002           10,171               8,504            8,983
12/31/2003           13,104              12,136           11,562
12/31/2004           13,984              14,015           12,818
12/31/2005           14,569              15,710           13,450

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                          PHOENIX MID-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Mid-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                 BEGINNING           ENDING        EXPENSES PAID
                               ACCOUNT VALUE     ACCOUNT VALUE         DURING
 MID-CAP GROWTH SERIES         JUNE 30, 2005   DECEMBER 31, 2005       PERIOD*
-----------------------        -------------   -----------------   -------------
Actual                          $ 1,000.00        $ 1,055.40          $ 5.96

Hypothetical (5% return
   before expenses)               1,000.00          1,019.33            5.87

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.15%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.18%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,041.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                         PHOENIX MID-CAP GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Intuitive Surgical, Inc.                                                4.5%
 2. Range Resources Corp.                                                   3.9%
 3. Robert Half International, Inc.                                         3.7%
 4. ResMed, Inc.                                                            3.7%
 5. NII Holdings, Inc.                                                      3.6%
 6. Precision Castparts Corp.                                               3.5%
 7. Sunrise Senior Living, Inc.                                             3.5%
 8. Protein Design Labs, Inc.                                               3.5%
 9. Polo Ralph Lauren Corp.                                                 3.5%
10. Life Time Fitness, Inc.                                                 3.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                    28%
Health Care                               22
Information Technology                    19
Industrials                               10
Energy                                     8
Telecommunication Services                 7
Financials                                 3
Other                                      3

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES        VALUE
                                                        --------    -----------
DOMESTIC COMMON STOCKS--95.2%

AEROSPACE & DEFENSE--3.6%
   Precision Castparts Corp. ........................     32,300    $ 1,673,463
                                                                    -----------
APPAREL RETAIL--4.2%
   DSW, Inc. Class A (b) ............................     24,300        637,146
   Urban Outfitters, Inc. (b) .......................     52,600      1,331,306
                                                                    -----------
                                                                      1,968,452
                                                                    -----------
APPAREL, ACCESSORIES & LUXURY GOODS--6.6%
   Carter's, Inc. (b) ...............................     25,000      1,471,250
   Polo Ralph Lauren Corp. ..........................     29,400      1,650,516
                                                                    -----------
                                                                      3,121,766
                                                                    -----------
APPLICATION SOFTWARE--1.5%
   Autodesk, Inc. ...................................     16,900        725,855
                                                                    -----------
ASSET MANAGEMENT & CUSTODY BANKS--3.3%
   T. Rowe Price Group, Inc. ........................     21,800      1,570,254
                                                                    -----------
BIOTECHNOLOGY--3.5%
   Protein Design Labs, Inc. (b) ....................     58,190      1,653,760
                                                                    -----------
BROADCASTING & CABLE TV--2.6%
   XM Satellite Radio Holdings, Inc. Class A (b) ....     44,300      1,208,504
                                                                    -----------
CATALOG RETAIL--2.5%
   Coldwater Creek, Inc. (b) ........................     39,350      1,201,356
                                                                    -----------
COMMUNICATIONS EQUIPMENT--5.2%
   ADTRAN, Inc. .....................................     31,700        942,758
   Comverse Technology, Inc. (b) ....................     56,450      1,501,005
                                                                    -----------
                                                                      2,443,763
                                                                    -----------

                                                         SHARES        VALUE
                                                        --------    -----------
COMPUTER STORAGE & PERIPHERALS--1.9%
   SanDisk Corp. (b) ................................     14,000    $   879,480
                                                                    -----------
CONSUMER ELECTRONICS--1.5%
   Harman International Industries, Inc. ............      7,350        719,198
                                                                    -----------
EDUCATION SERVICES--3.2%
   Bright Horizons Family Solutions, Inc. (b) .......     40,650      1,506,083
                                                                    -----------
HEALTH CARE EQUIPMENT--9.7%
   Hologic, Inc. (b) ................................     18,300        693,936
   Intuitive Surgical, Inc. (b) .....................     18,050      2,116,723
   ResMed, Inc. (b) .................................     45,800      1,754,598
                                                                    -----------
                                                                      4,565,257
                                                                    -----------
HEALTH CARE FACILITIES--3.5%
   Sunrise Senior Living, Inc. (b) ..................     49,600      1,672,016
                                                                    -----------
HEALTH CARE SERVICES--3.1%
   Psychiatric Solutions, Inc. (b) ..................     24,700      1,450,878
                                                                    -----------
HOTELS, RESORTS & CRUISE LINES--1.7%
   Royal Caribbean Cruises Ltd. .....................     17,250        777,285
                                                                    -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--3.8%
   Robert Half International, Inc. ..................     46,650      1,767,568
                                                                    -----------
INTERNET SOFTWARE & SERVICES--4.7%
   Openwave Systems, Inc. (b) .......................     73,950      1,291,906
   Websense, Inc. (b) ...............................     14,000        918,960
                                                                    -----------
                                                                      2,210,866
                                                                    -----------
IT CONSULTING & OTHER SERVICES--1.0%
   SRA International, Inc. Class A (b) ..............     15,400        470,316
                                                                    -----------

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

                                                       SHARES        VALUE
                                                      --------    -----------
LEISURE FACILITIES--3.5%
   Life Time Fitness, Inc. (b) ...................      43,200    $ 1,645,488
                                                                  -----------
MANAGED HEALTH CARE--2.3%
   WellCare Health Plans, Inc. (b) ...............      26,900      1,098,865
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--5.3%
   Denbury Resources, Inc. (b) ...................      30,200        687,956
   Range Resources Corp. .........................      69,450      1,829,313
                                                                  -----------
                                                                    2,517,269
                                                                  -----------
RESTAURANTS--2.6%
   Panera Bread Co. Class A (b) ..................      18,550      1,218,364
                                                                  -----------
SYSTEMS SOFTWARE--4.6%
   MICROS Systems, Inc. (b) ......................      11,700        565,344
   Red Hat, Inc. (b) .............................      59,400      1,618,056
                                                                  -----------
                                                                    2,183,400
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--2.9%
   Fastenal Co. ..................................      35,450      1,389,285
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--6.9%
   Nextel Partners, Inc. Class A (b) .............      56,150      1,568,831
   NII Holdings, Inc. (b) ........................      38,700      1,690,416
                                                                  -----------
                                                                    3,259,247
                                                                  -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $40,101,051) .................                 44,898,038
                                                                  -----------
FOREIGN COMMON STOCKS(c)--3.0%
OIL & GAS DRILLING--3.0%
   Nabors Industries Ltd. (United States) (b) ....      18,700      1,416,525
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,236,005) ..................                  1,416,525
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.2%
   (Identified cost $41,337,056) .................                 46,314,563
                                                                  -----------
SHORT-TERM INVESTMENTS--3.4%
MONEY MARKET MUTUAL FUNDS--1.0%
   SSgA Money Market Fund
   (3.94% seven day effective yield) .............     478,000        478,000
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                       -------
REPURCHASE AGREEMENTS--2.4%
   State Street Bank and Trust Co.
     repurchase agreement 2% dated 12/30/05,
     due 1/3/06, repurchase price $1,137,253,
     collateralized by U.S. Treasury Bond 7.875%,
     2/15/21 market value $1,161,875 .............     $ 1,137      1,137,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,615,000) ..................                  1,615,000
                                                                  -----------
TOTAL INVESTMENTS--101.6%
   (Identified cost $42,952,056) .................                 47,929,563(a)
   Other assets and liabilities, net--(1.6)% .....                   (767,902)
                                                                  -----------
NET ASSETS--100.0% ...............................                $47,161,661
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,784,633 and gross depreciation of $818,464 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $42,963,394.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $42,952,056) ..............................   $  47,929,563
Cash ..........................................................             905
Receivables
   Fund shares sold ...........................................          18,843
   Dividends and interest .....................................          10,289
Prepaid expenses ..............................................           3,251
                                                                  -------------
      Total assets ............................................      47,962,851
                                                                  -------------

LIABILITIES
Payables
   Investment securities purchased ............................         701,531
   Fund shares repurchased ....................................          19,465
   Investment advisory fee ....................................          26,773
   Financial agent fee ........................................           5,065
   Administration fee .........................................           2,983
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          44,139
                                                                  -------------
      Total liabilities .......................................         801,190
                                                                  -------------
NET ASSETS ....................................................   $  47,161,661
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  70,640,891
   Accumulated net realized loss ..............................     (28,456,737)
   Net unrealized appreciation ................................       4,977,507
                                                                  -------------
NET ASSETS ....................................................   $  47,161,661
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       3,647,817
                                                                  =============
Net asset value and offering price per share ..................   $       12.93
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     160,028
   Interest ...................................................          44,779
                                                                  -------------
      Total investment income .................................         204,807
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         416,382
   Financial agent fee ........................................          62,750
   Administration fee .........................................          37,995
   Printing ...................................................          38,590
   Professional ...............................................          33,587
   Trustees ...................................................          11,829
   Custodian ..................................................           9,870
   Miscellaneous ..............................................          19,697
                                                                  -------------
      Total expenses ..........................................         630,700
   Less expenses reimbursed by investment advisor .............         (31,619)
   Custodian fees paid indirectly .............................            (496)
                                                                  -------------
      Net expenses ............................................         598,585
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................        (393,778)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       7,113,670
   Net change in unrealized appreciation (depreciation) on
   investments ................................................      (4,941,763)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       2,171,907
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................................   $   1,778,129
                                                                  =============

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED     YEAR ENDED
                                                                                      DECEMBER 31,   DECEMBER 31,
                                                                                          2005           2004
                                                                                      ------------   ------------
FROM OPERATIONS
   Net investment income (loss) ...................................................   $   (393,778)  $   (309,829)
   Net realized gain (loss) .......................................................      7,113,670        832,642
   Net change in unrealized appreciation (depreciation) ...........................     (4,941,763)     3,484,493
                                                                                      ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................      1,778,129      4,007,306
                                                                                      ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (586,640 and 643,554 shares, respectively)* ......      7,142,404      7,120,118*
   Cost of shares repurchased (1,989,488 and 863,842 shares, respectively)* .......    (24,439,579)    (9,740,811)*
                                                                                      ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................    (17,297,175)    (2,620,693)
                                                                                      ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................    (15,519,046)     1,386,613

NET ASSETS
   Beginning of period ............................................................     62,680,707     61,294,094
                                                                                      ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0,
      RESPECTIVELY] ...............................................................   $ 47,161,661   $ 62,680,707
                                                                                      ============   ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------
                                                               2005      2004       2003        2002       2001
                                                            --------   --------   --------   ---------   --------
Net asset value, beginning of period ....................   $  12.41   $  11.63   $   9.03   $   13.37   $  17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ......................      (0.09)     (0.06)     (0.07)      (0.07)     (0.08)
   Net realized and unrealized gain (loss) ..............       0.61       0.84       2.67       (4.27)     (4.45)
                                                            --------   --------   --------   ---------   --------
      TOTAL FROM INVESTMENT OPERATIONS ..................       0.52       0.78       2.60       (4.34)     (4.53)
                                                            --------   --------   --------   ---------   --------
CHANGE IN NET ASSET VALUE ...............................       0.52       0.78       2.60       (4.34)     (4.53)
                                                            --------   --------   --------   ---------   --------
NET ASSET VALUE, END OF PERIOD ..........................   $  12.93   $  12.41   $  11.63   $    9.03   $  13.37
                                                            ========   ========   ========   =========   ========
Total return ............................................       4.18%      6.72%     28.83%     (32.50)%   (25.28)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ................   $ 47,162   $ 62,681   $ 61,294   $  48,149   $ 68,895
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...............................       1.15%      1.15%      1.15%       1.11%      1.05%
   Gross operating expenses .............................       1.21%      1.18%      1.16%       1.14%      1.10%
   Net investment income (loss) .........................      (0.76)%    (0.53)%    (0.67)%     (0.62)%    (0.52)%
Portfolio turnover ......................................        178%       175%       174%        128%       137%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

THIS COMMENTARY WAS PREPARED BY BENNETT LAWRENCE MANAGEMENT, LLC, WHICH REPLACED SENECA CAPITAL MANAGEMENT AS THE SUBADVISOR TO THE PHOENIX STRATEGIC THEME SERIES (FORMERLY PHOENIX-SENECA STRATEGIC GROWTH SERIES) EFFECTIVE AUGUST 12, 2005.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, VAN SCHREIBER & W. ALEXANDER L. ELY

Q: HOW DID THE PHOENIX STRATEGIC THEME SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.18%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 1000(R) Growth Index, the series style-specific benchmark, returned 5.26%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The equity markets performed reasonably well during 2005, given the challenges that presented themselves. On the whole, equity market averages were not significantly volatile. While returns were somewhat below long-term averages, what may appear to the casual observer as a ho-hum environment, could not be further from the truth. From the onset of 2005, investors were forced to reconcile the impact of higher interest rates on corporate profits and the price of housing. In addition, energy and input costs began to trend alarmingly higher as the year progressed. Late summer storms raised significant concern over consumer spending and energy as oil prices continued to soar.

      Given all of this, it is remarkable that corporate profits for 2005, when finally tallied, will most likely come in on the high end of expectations. With an earnings move of this magnitude and little in the way of broad-based equity appreciation, as of year-end, investors were able to buy stocks at the low-end of their historical valuations.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Since we took over management of the portfolio on August 12, 2005, we have owned shares of health care companies that present two distinct opportunities. First is the spate of new products developed by the medical technology community which enable hospitals and clinics to conduct procedures that were unimaginable even five years ago. We have enjoyed strong performance from several companies in this group, including one organization that has revolutionized minimally invasive surgical procedures through the use of robotics. The second group of health care companies we own are service providers. These organizations provide mental wellness, senior living and Medicare/Medicaid health maintenance services in exchange for revenues that are recurring and defensive, which is very desirable during periods of economic uncertainty.

      In the information technology category, we have invested in companies that provide businesses with software directed toward streamlining operations and increasing productivity. The cost savings for implementing these systems is substantial and payback time more than justifies the expenditure.

      We have also been capitalizing on a new trend in the consumer hand held device market which has been brought about by the affordability of flash memory. In the near future, wireless carriers will be able to offer their customers handsets that not only carry voice but also take pictures, access the Internet, play music and receive video feeds.

      Given the changing nature of the market since we started managing the series portfolio, an early position that we took in the ground transportation business sector came under pressure as the cost of energy spiked in the wake of Hurricane Katrina. While we took measures to eliminate this exposure, our combined industrial holdings reduced our investment results. The consumer discretionary category provided a similar set of challenges as Hurricane Katrina and bad news from national retail bellwether, Wal-Mart, cast a pall over the outlook for consumer spending. We remain committed to unique retail concepts that provide consumers with a strong price/value proposition; however, this group did not make a positive contribution to our performance.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                         PHOENIX STRATEGIC THEME SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        FROM
                                                                     INCEPTION
                                                                     1/29/96 TO
                                                 1 YEAR   5 YEARS     12/31/05
-------------------------------------------------------------------------------
Strategic Theme Series                            1.18%   (7.11)%      5.95%
-------------------------------------------------------------------------------
S&P 500(R) Index                                  4.93%    0.55%       9.03%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index                      5.26%   (3.58)%      6.64%
-------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 1/29/96 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                 Strategic Theme     Russell 1000(R)     S&P 500(R)
                      Series          Growth Index         Index
                 ---------------     ---------------     ----------
 1/29/1996           $10,000             $10,000          $10,000
12/31/1996            11,033              12,150           12,144
12/31/1997            12,927              15,855           16,197
12/31/1998            18,704              21,991           20,855
12/31/1999            28,987              29,284           25,263
12/29/2000            25,665              22,717           22,942
12/31/2001            18,644              18,078           20,218
12/31/2002            12,123              13,037           15,750
12/31/2003            16,640              16,915           20,272
12/31/2004            17,544              17,981           22,473
12/31/2005            17,751              18,927           23,581

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                         PHOENIX STRATEGIC THEME SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Strategic Theme Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                 BEGINNING           ENDING        EXPENSES PAID
                               ACCOUNT VALUE     ACCOUNT VALUE        DURING
STRATEGIC THEME SERIES         JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
-----------------------       --------------   -----------------   -------------
Actual                          $ 1,000.00         $ 1,071.20         $  5.77

Hypothetical (5% return
   before expenses)               1,000.00           1,019.56            5.65

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.11%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.18%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,011.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                         PHOENIX STRATEGIC THEME SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Intuitive Surgical, Inc.                                                4.5%
 2. Range Resources Corp.                                                   3.9%
 3. Robert Half International, Inc.                                         3.7%
 4. ResMed, Inc.                                                            3.7%
 5. NII Holdings, Inc.                                                      3.6%
 6. Precision Castparts Corp.                                               3.5%
 7. Sunrise Senior Living, Inc.                                             3.5%
 8. Protein Design Labs, Inc.                                               3.5%
 9. Polo Ralph Lauren Corp.                                                 3.5%
10. Life Time Fitness, Inc.                                                 3.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                    28%
Health Care                               22
Information Technology                    18
Industrials                               10
Energy                                     8
Telecommunication Services                 7
Financials                                 3
Other                                      4

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES      VALUE
                                                        -------  ------------
DOMESTIC COMMON STOCKS--94.4%

AEROSPACE & DEFENSE--3.5%
   Precision Castparts Corp. ........................    39,500  $  2,046,495
                                                                 ------------
APPAREL RETAIL--4.2%
   DSW, Inc. Class A (b) ............................    29,700       778,734
   Urban Outfitters, Inc. (b) .......................    64,400     1,629,964
                                                                 ------------
                                                                    2,408,698
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--6.6%
   Carter's, Inc. (b) ...............................    30,350     1,786,097
   Polo Ralph Lauren Corp. ..........................    35,950     2,018,233
                                                                 ------------
                                                                    3,804,330
                                                                 ------------
APPLICATION SOFTWARE--1.5%
   Autodesk, Inc. ...................................    20,750       891,213
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--3.3%
   T. Rowe Price Group, Inc. ........................    26,450     1,905,194
                                                                 ------------
BIOTECHNOLOGY--3.5%
   Protein Design Labs, Inc. (b) ....................    71,750     2,039,135
                                                                 ------------
BROADCASTING & CABLE TV--2.5%
   XM Satellite Radio Holdings, Inc. Class A (b) ....    54,200     1,478,576
                                                                 ------------
CATALOG RETAIL--2.5%
   Coldwater Creek, Inc. (b) ........................    47,450     1,448,649
                                                                 ------------
COMMUNICATIONS EQUIPMENT--5.2%
   ADTRAN, Inc. .....................................    38,700     1,150,938
   Comverse Technology, Inc. (b) ....................    69,050     1,836,039
                                                                 ------------
                                                                    2,986,977
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--1.8%
   SanDisk Corp. (b) ................................    16,850     1,058,517
                                                                 ------------

                                                         SHARES      VALUE
                                                        -------  ------------
CONSUMER ELECTRONICS--1.5%
   Harman International Industries, Inc. ............     9,000  $    880,650
                                                                 ------------
EDUCATION SERVICES--3.1%
   Bright Horizons Family Solutions, Inc. (b) .......    49,100     1,819,155
                                                                 ------------
HEALTH CARE EQUIPMENT--9.7%
   Hologic, Inc. (b) ................................    22,750       862,680
   Intuitive Surgical, Inc. (b) .....................    22,150     2,597,530
   ResMed, Inc. (b) .................................    56,000     2,145,360
                                                                 ------------
                                                                    5,605,570
                                                                 ------------
HEALTH CARE FACILITIES--3.5%
   Sunrise Senior Living, Inc. (b) ..................    60,700     2,046,197
                                                                 ------------
HEALTH CARE SERVICES--3.0%
   Psychiatric Solutions, Inc. (b) ..................    29,800     1,750,452
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--1.6%
   Royal Caribbean Cruises Ltd. .....................    20,950       944,007
                                                                 ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--3.7%
   Robert Half International, Inc. ..................    56,950     2,157,835
                                                                 ------------
INTERNET SOFTWARE & SERVICES--4.6%
   Openwave Systems, Inc. (b) .......................    89,900     1,570,553
   Websense, Inc. (b) ...............................    17,100     1,122,444
                                                                 ------------
                                                                    2,692,997
                                                                 ------------
IT CONSULTING & OTHER SERVICES--1.0%
   SRA International, Inc. Class A (b) ..............    18,700       571,098
                                                                 ------------
LEISURE FACILITIES--3.5%
   Life Time Fitness, Inc. (b) ......................    52,850     2,013,057
                                                                 ------------
MANAGED HEALTH CARE--2.3%
   WellCare Health Plans, Inc. (b) ..................    32,500     1,327,625
                                                                 ------------

                        See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

                                                         SHARES      VALUE
                                                        -------  ------------
OIL & GAS EXPLORATION & PRODUCTION--5.3%
   Denbury Resources, Inc. (b) ......................    36,500  $    831,470
   Range Resources Corp. ............................    84,975     2,238,241
                                                                 ------------
                                                                    3,069,711
                                                                 ------------
RESTAURANTS--2.6%
   Panera Bread Co. Class A (b) .....................    22,700     1,490,936
                                                                 ------------
SYSTEMS SOFTWARE--4.6%
   MICROS Systems, Inc. (b) .........................    14,300       690,976
   Red Hat, Inc. (b) ................................    71,650     1,951,746
                                                                 ------------
                                                                    2,642,722
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS--2.9%
   Fastenal Co. .....................................    42,700     1,673,413
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--6.9%
   Nextel Partners, Inc. Class A (b) ................    68,700     1,919,478
   NII Holdings, Inc. (b) ...........................    47,400     2,070,432
                                                                 ------------
                                                                    3,989,910
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $50,368,017) ....................              54,743,119
                                                                 ------------
FOREIGN COMMON STOCKS(c)--3.0%
OIL & GAS DRILLING--3.0%
   Nabors Industries Ltd. (United States) (b) .......    22,850     1,730,888
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,510,688) .....................               1,730,888
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--97.4%
   (Identified cost $51,878,705) ....................              56,474,007
                                                                 ------------
SHORT-TERM INVESTMENTS--4.3%

MONEY MARKET MUTUAL FUNDS--0.5%
   SSgA Money Market Fund
     (3.94% seven day effective yield) ..............   293,500       293,500
                                                                 ------------

                                                          PAR
                                                         VALUE
                                                         (000)
                                                       --------
REPURCHASE AGREEMENTS--3.8%
   State Street Bank and Trust Co. repurchase
     agreement 2% dated 12/30/05, due 1/3/06,
     repurchase price $2,189,486, collateralized by
     U.S. Treasury Note 3%, 2/15/08 market value
     $2,233,113 .....................................  $  2,189     2,189,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,482,500) .....................               2,482,500
                                                                 ------------
TOTAL INVESTMENTS--101.7%
   (Identified cost $54,361,205) ....................              58,956,507(a)
   Other assets and liabilities, net--(1.7)% ........                (957,554)
                                                                 ------------
NET ASSETS--100.0% ..................................            $ 57,998,953
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,625,891 and gross depreciation of $1,043,759 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $54,374,375.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                       See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $54,361,205) ..............................   $  58,956,507
Cash ..........................................................             462
Receivables
   Dividends and interest .....................................          11,892
   Fund shares sold ...........................................           7,412
Prepaid expenses ..............................................           3,960
                                                                  -------------
     Total assets .............................................      58,980,233
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................         872,121
   Fund shares repurchased ....................................          20,328
   Investment advisory fee ....................................          29,190
   Financial agent fee ........................................           5,530
   Administration fee .........................................           3,655
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          49,222
                                                                  -------------
     Total liabilities ........................................         981,280
                                                                  -------------
NET ASSETS ....................................................   $  57,998,953
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 141,263,503
   Accumulated net realized loss ..............................     (87,859,852)
   Net unrealized appreciation ................................       4,595,302
                                                                  -------------
NET ASSETS ....................................................   $  57,998,953
                                                                  =============
Shares of beneficial interest outstanding, $1 par
   value, unlimited authorization .............................       5,551,951
                                                                  =============
Net asset value and offering price per share ..................   $       10.45
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     388,437
   Interest ...................................................          26,488
   Foreign taxes withheld .....................................          (4,580)
                                                                  -------------
     Total investment income ..................................         410,345
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         476,131
   Financial agent fee ........................................          68,854
   Administration fee .........................................          46,344
   Printing ...................................................          45,740
   Professional ...............................................          31,597
   Custodian ..................................................          22,712
   Trustees ...................................................          13,819
   Miscellaneous ..............................................          21,753
                                                                  -------------
     Total expenses ...........................................         726,950
   Less expenses reimbursed by investment advisor .............         (18,519)
   Custodian fees paid indirectly .............................         (10,061)
                                                                  -------------
     Net expenses .............................................         698,370
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................        (288,025)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       4,293,966
   Net change in unrealized appreciation
     (depreciation) on investments ............................      (4,002,277)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................         291,689
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $       3,664
                                                                  =============

                       See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED      YEAR ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
                                                                                          2005            2004
                                                                                     -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ...................................................  $    (288,025)  $    (168,008)
   Net realized gain (loss) .......................................................      4,293,966       8,646,572
   Net change in unrealized appreciation (depreciation) ...........................     (4,002,277)     (4,943,720)
                                                                                     -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................          3,664       3,534,844
                                                                                     -------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (141,242 and 196,387 shares, respectively)* ......      1,417,411       1,897,774*
   Cost of shares repurchased (1,953,579 and 1,890,757 shares, respectively)* .....    (19,461,529)    (18,105,065)*
                                                                                     -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................    (18,044,118)    (16,207,291)
                                                                                     -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................    (18,040,454)    (12,672,447)
NET ASSETS
   Beginning of period ............................................................     76,039,407      88,711,854
                                                                                     -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0,
      RESPECTIVELY] ...............................................................  $  57,998,953   $  76,039,407
                                                                                     =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------
                                                               2005       2004       2003       2002        2001
                                                             --------   --------   --------   --------   ---------
Net asset value, beginning of period ....................    $  10.33   $   9.79   $   7.13   $  10.97   $   15.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ......................       (0.05)     (0.02)     (0.02)     (0.04)      (0.04)
   Net realized and unrealized gain (loss) ..............        0.17       0.56       2.68      (3.80)      (4.15)
                                                             --------   --------   --------   --------   ---------
     TOTAL FROM INVESTMENT OPERATIONS ...................        0.12       0.54       2.66      (3.84)      (4.19)
                                                             --------   --------   --------   --------   ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains ................          --         --         --         --       (0.36)
                                                             --------   --------   --------   --------   ---------

     TOTAL DISTRIBUTIONS ................................          --         --         --         --       (0.36)
                                                             --------   --------   --------   --------   ---------

CHANGE IN NET ASSET VALUE ...............................        0.12       0.54       2.66      (3.84)      (4.55)
                                                             --------   --------   --------   --------   ---------
NET ASSET VALUE, END OF PERIOD ..........................    $  10.45   $  10.33   $   9.79   $   7.13   $   10.97
                                                             ========   ========   ========   ========   =========
Total return ............................................        1.18%      5.44%     37.26%    (34.98)%    (27.36)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ................    $ 57,999   $ 76,039   $ 88,712   $ 71,464   $ 140,096
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...............................        1.10%      1.08%      1.05%      1.00%       0.96%
   Gross operating expenses .............................        1.15%      1.08%      1.05%      1.00%       0.96%
   Net investment income (loss) .........................       (0.45)%    (0.21)%    (0.29)%    (0.41)%     (0.30)%
Portfolio turnover ......................................         182%       171%       101%       128%        162%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ABERDEEN INTERNATIONAL SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 18.57%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the MSCI EAFE(R) Index, the series style-specific benchmark, returned 14.02%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE INTERNATIONAL MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: International equities performed well for the year ended December 31, 2005, with all major international equity markets posting significant gains. Returns in U.S. dollars, however, were less than those in local currency terms, as the U.S. dollar strengthened against most of the world's currencies during the year.

      Latin America was the single best-performing region, boosted by rising prices and demand for commodities. Asia (excluding Japan) also outperformed the MSCI EAFE index, the series' benchmark. The Japanese equity market also posted very strong returns, particularly in the second half of the year, as investors anticipated an end to the long period of deflation that has affected the country. Meanwhile, Continental European markets rose in anticipation of a pick-up in economic activity, whereas in the United Kingdom, the market underperformed the MSCI EAFE as economic growth there failed to match expectations.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Performance for the series compared very favorably against the benchmark MSCI EAFE index for the one-year period. The portfolio's overweight position in Latin America significantly contributed to its outperformance, helped by Brazilian oil giant Petrobras recording a 79% annual gain on the back of rising oil prices and strong production growth. Brazilian bank Bradesco also performed excellently for the portfolio from the time it was purchased in June 2005.

      The returns for Japan relative to the benchmark were disappointing where NTT DoCoMo underperformed due to ongoing pricing pressures and competition.
However, the large overweight position in Asia Pacific (excluding Japan) considerably helped performance, with significant positive contributions coming from Samsung Electronics in South Korea, as well as ICICI Bank, which has been benefiting from the rapidly expanding Indian economy.

      Within Europe, there were strong showings from Italian oil giant ENI, while Deutsche Postbank, Commerzbank and EON all recorded substantial gains in Germany.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
International Series                                 18.57%    4.09%      8.52%
--------------------------------------------------------------------------------
S&P 500(R) Index                                      4.93%    0.55%      9.12%
--------------------------------------------------------------------------------
MSCI EAFE(R) Index                                   14.02%    4.94%      6.18%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  International       MSCI EAFE(R)       S&P 500(R)
                     Series             Index 1           Index 2
                  -------------       ------------       ----------
12/29/1995           $10,000            $10,000           $10,000
12/31/1996            11,865             10,636            12,325
12/31/1997            13,293             10,855            16,438
12/31/1998            17,006             13,062            21,165
12/31/1999            22,021             16,628            25,637
12/29/2000            18,539             14,307            23,283
12/31/2001            14,082             11,273            20,518
12/31/2002            11,997              9,508            15,984
12/31/2003            15,820             13,232            20,573
12/31/2004            19,108             15,971            22,807
12/31/2005            22,656             18,209            23,932

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Aberdeen International Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING         ENDING        EXPENSES PAID
                                ACCOUNT VALUE    ACCOUNT VALUE       DURING
ABERDEEN INTERNATIONAL SERIES   JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-----------------------------   -------------  -----------------  -------------
Actual                           $ 1,000.00        $ 1,193.20        $ 5.90

Hypothetical (5% return
   before expenses)                1,000.00          1,019.76          5.45

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.07%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 18.57%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,185.70.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. China Mobile Ltd.                                                       3.6%
 2. Samsung Electronics Co. Ltd. Pfd.                                       3.3%
 3. Petroleo Brasileiro S.A. ADR                                            3.2%
 4. Canon, Inc.                                                             3.2%
 5. Deutsche Postbank AG                                                    3.2%
 6. Oversea-Chinese Banking Corp. Ltd.                                      3.1%
 7. Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR               3.0%
 8. Mitsubishi UFJ Financial Group, Inc.                                    3.0%
 9. Zurich Financial Services AG Registered Shares                          3.0%
10. Centrica plc                                                            2.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                     25%
United Kingdom                            15
Germany                                   10
Hong Kong                                  6
Brazil                                     5
France                                     5
Switzerland                                5
Other                                     29

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
FOREIGN COMMON STOCKS(c)--95.7%

BELGIUM--1.7%
   Belgacom SA (Integrated Telecommunication
      Services) ....................................      99,800  $ 3,255,113
                                                                  -----------
BRAZIL--5.4%
   Banco Bradesco S.A. Sponsored ADR (Diversified
      Banks) .......................................     140,000    4,081,000
   Petroleo Brasileiro S.A. ADR
      (Integrated Oil & Gas) .......................      96,000    6,179,520
                                                                  -----------
                                                                   10,260,520
                                                                  -----------
FRANCE--4.7%
   PSA Peugeot Citroen SA (Automobile
      Manufacturers) ...............................      57,000    3,286,372
   Total SA (Integrated Oil & Gas) .................      11,100    2,788,568
   Valeo SA (Auto Parts & Equipment) ...............      76,100    2,829,864
                                                                  -----------
                                                                    8,904,804
                                                                  -----------
GERMANY--10.1%
   Commerzbank AG (Diversified Banks) ..............     146,000    4,497,520
   Deutsche Post AG (Air Freight & Logistics) ......     146,800    3,559,335
   Deutsche Postbank AG (Diversified Banks) ........     104,000    6,033,125
   E.ON AG (Electric Utilities) ....................      50,000    5,177,170
                                                                  -----------
                                                                   19,267,150
                                                                  -----------
HONG KONG--6.3%
   China Mobile Ltd. (Wireless Telecommunication
      Services) ....................................   1,447,500    6,851,386
   Swire Pacific Ltd. Class B
      (Multi-Sector Holdings) ......................   2,982,500    5,192,877
                                                                  -----------
                                                                   12,044,263
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
INDIA--2.3%
   ICICI Bank Ltd. Sponsored ADR
      (Diversified Banks) ..........................     151,500 $  4,363,200
                                                                  -----------
ITALY--3.5%
   ENI S.p.A. (Integrated Oil & Gas) ...............     105,500    2,926,427
   Snam Rete Gas S.p.A. (Oil & Gas Storage &
      Transportation) ..............................     893,000    3,671,188
                                                                  -----------
                                                                    6,597,615
                                                                  -----------
JAPAN--25.3%
   Bank of Kyoto Ltd. (Regional Banks) .............     325,000    3,926,951
   Canon, Inc. (Electronic Equipment
      Manufacturers) ...............................     105,000    6,143,215
   Daito Trust Construction Co. Ltd.
      (Homebuilding) ...............................      88,000    4,551,660
   Kyocera Corp. (Electronic Equipment
      Manufacturers) ...............................      25,500    1,859,499
   Mitsubishi UFJ Financial Group, Inc.
      (Diversified Banks) ..........................         423    5,737,940
   NTT DoCoMo, Inc. (Wireless Telecommunication
      Services) ....................................       2,140    3,266,206
   ORIX Corp. (Consumer Finance) ...................      15,000    3,822,021
   Seino Holdings Co. Ltd. (Trucking) ..............     395,000    4,303,854
   Seven and I Holdings Co. Ltd. (Food Retail)(b) .. 122,400 5,241,192 Takeda Pharmaceutical Co. Ltd.
      (Pharmaceuticals) ............................      96,000    5,193,369
   Toyota Motor Corp. (Automobile Manufacturers) ...      81,000    4,203,332
                                                                  -----------
                                                                   48,249,239
                                                                  -----------
MALAYSIA--0.8%
   Public Bank Berhad (Regional Banks) .............     920,000    1,557,878
                                                                  -----------
MEXICO--2.8%
   Grupo Aeroportuario del Sureste S.A. de C.V. ADR
      (Airport Services) ...........................     163,000    5,271,420
                                                                  -----------

                       See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                        SHARES       VALUE
                                                      ----------  -----------
NETHERLANDS--2.2%
   ING Groep N.V. (Other Diversified Financial
      Services) ....................................     119,000  $ 4,127,884
                                                                  -----------

PORTUGAL--2.0%
   Portugal Telecom SGPS S.A.
      (Integrated Telecommunication Services) ......     378,500    3,831,289
                                                                  -----------

SINGAPORE--3.1%
   Oversea-Chinese Banking Corp. Ltd. (Diversified
      Banks) .......................................   1,463,400    5,897,080
                                                                  -----------

SPAIN--1.4%
   Altadis SA (Tobacco) ............................      59,300    2,690,253
                                                                  -----------

SWEDEN--2.0%
   Nordea Bank AB (Regional Banks) .................     366,000    3,800,743
                                                                  -----------

SWITZERLAND--4.6%
   Nestle S.A. Registered Shares (Packaged Foods &
      Meats) .......................................      10,500    3,140,291
   Zurich Financial Services AG Registered Shares
      (Multi-line Insurance) (b) ...................      26,600    5,667,973
                                                                  -----------
                                                                    8,808,264
                                                                  -----------

TAIWAN--3.0%
   Taiwan Semiconductor Manufacturing Co. Ltd.
      Sponsored ADR (Semiconductors) ...............     584,000    5,787,440
                                                                  -----------

UNITED KINGDOM--14.5%
   AstraZeneca plc (Pharmaceuticals) ...............      70,000    3,407,085
   British American Tobacco plc (Tobacco) ..........     129,600    2,898,680
   Centrica plc (Gas Utilities) ....................   1,276,000    5,592,640
   Morrison (WM.) Supermarkets (Food Retail) .......   1,559,000    5,190,140
   Resolution plc (Multi-line Insurance) ...........     360,000    4,013,558
   Scottish Power plc (Electric Utilities) .........     284,000    2,655,644
   Weir Group plc (The) (Industrial Machinery) .....     598,000    3,894,207
                                                                  -----------
                                                                   27,651,954
                                                                  -----------

TOTAL FOREIGN COMMON STOCKS
   (Identified cost $142,026,362) ..................              182,366,109
                                                                  -----------

FOREIGN PREFERRED STOCKS(c)--3.3%

SOUTH KOREA--3.3%
   Samsung Electronics Co. Ltd. Pfd.
      (Semiconductors) .............................      13,000    6,314,479
                                                                  -----------

TOTAL FOREIGN PREFERRED STOCKS
   (Identified cost $2,265,753) ....................                6,314,479
                                                                  -----------

TOTAL LONG TERM INVESTMENTS--99.0%
   (Identified cost $144,292,115) ..................              188,680,588
                                                                  -----------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
SHORT-TERM INVESTMENTS--0.9%

COMMERCIAL PAPER(d)--0.9%
   UBS Finance Delaware LLC 4.19%, 1/3/06 ..........    $ 1,765  $  1,764,590
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,764,590) ....................                1,764,590
                                                                 ------------

TOTAL INVESTMENTS--99.9%
   (Identified cost $146,056,705) ..................              190,445,178(a)
   Other assets and liabilities, net--0.1% .........                  188,753
                                                                 ------------
NET ASSETS--100.0% .................................             $190,633,931
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $47,228,993 and gross depreciation of $5,064,842 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $148,281,027.

(b)   Non-income producing.

(c) Foreign common stocks and foreign preferred stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Logistics ...............................................     1.9%
Airport Services ......................................................     2.8
Auto Parts & Equipment ................................................     1.5
Automobile Manufacturers ..............................................     4.0
Consumer Finance ......................................................     2.0
Diversified Banks .....................................................    16.2
Electric Utilities ....................................................     4.1
Electronic Equipment Manufacturers ....................................     4.2
Food Retail ...........................................................     5.5
Gas Utilities .........................................................     3.0
Homebuilding ..........................................................     2.4
Industrial Machinery ..................................................     2.1
Integrated Oil & Gas ..................................................     6.3
Integrated Telecommunication Services .................................     3.8
Multi-Sector Holdings .................................................     2.7
Multi-line Insurance ..................................................     5.1
Oil & Gas Storage & Transportation ....................................     1.9
Other Diversified Financial Services ..................................     2.2
Packaged Foods & Meats ................................................     1.7
Pharmaceuticals .......................................................     4.6
Regional Banks ........................................................     4.9
Semiconductors ........................................................     6.4
Tobacco ...............................................................     3.0
Trucking ..............................................................     2.3
Wireless Telecommunication Services ...................................     5.4
                                                                          -----
                                                                          100.0%
                                                                          =====

                       See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $146,056,705) ..  $ 190,445,178
Foreign currency at value (Identified cost $223) ...............            232
Cash ...........................................................          3,671
Receivables
   Dividends ...................................................        245,384
   Fund shares sold ............................................        128,649
   Tax reclaims ................................................         96,907
Prepaid expenses ...............................................         10,665
                                                                  -------------
      Total assets .............................................    190,930,686
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased .....................................         86,134
   Investment advisory fee .....................................        119,873
   Professional fee ............................................         27,935
   Printing fee ................................................         20,970
   Administration fee ..........................................         11,668
   Financial agent fee .........................................         11,480
   Trustees' fee ...............................................          1,234
   Other accrued expenses ......................................         17,461
                                                                  -------------
      Total liabilities ........................................        296,755
                                                                  -------------
NET ASSETS .....................................................  $ 190,633,931
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............  $ 183,653,445
   Distributions in excess of net investment income ............     (1,128,647)
   Accumulated net realized loss ...............................    (36,274,057)
   Net unrealized appreciation .................................     44,383,190
                                                                  -------------
NET ASSETS .....................................................  $ 190,633,931
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .....................................     13,343,143
                                                                  =============
Net asset value and offering price per share ...................  $       14.29
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ...................................................  $   8,780,056
   Interest ....................................................         90,512
   Foreign taxes withheld ......................................       (565,694)
                                                                  -------------
      Total investment income ..................................      8,304,874
                                                                  -------------
EXPENSES
   Investment advisory fee .....................................      1,348,255
   Financial agent fee .........................................        131,694
   Administration fee ..........................................        131,230
   Custodian ...................................................         89,427
   Printing ....................................................         81,207
   Professional ................................................         46,226
   Trustees ....................................................         11,829
   Miscellaneous ...............................................         58,346
                                                                  -------------
      Total expenses ...........................................      1,898,214
   Less custodian fees paid indirectly .........................            (30)
                                                                  -------------
      Net expenses .............................................      1,898,184
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ...................................      6,406,690
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................     22,546,842
   Net realized gain (loss) on foreign currency transactions ...       (119,171)
   Net change in unrealized appreciation (depreciation) on
      investments ..............................................      1,963,537
   Net change in unrealized appreciation (depreciation) on
      foreign currency translation .............................        (14,948)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS .................................     24,376,260
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................  $  30,782,950
                                                                  =============

                        See Notes to Financial Statements

                          PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED            YEAR ENDED
                                                                                       DECEMBER 31,          DECEMBER 31,
                                                                                           2005                   2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss) ...................................................  $       6,406,690    $       3,227,368
   Net realized gain (loss) .......................................................         22,427,671           11,999,990
   Net change in unrealized appreciation (depreciation) ...........................          1,948,589           16,097,585
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................         30,782,950           31,324,943
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................................         (7,455,788)          (4,308,090)
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................         (7,455,788)          (4,308,090)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,530,297 and 1,404,573 shares, respectively)* ..         19,783,113           15,331,970*
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (0 and 1,785,746 shares, respectively) (See Note 11) ........................                 --           19,701,375
   Net asset value of shares issued from  reinvestment of distributions
      (532,869 and 366,655 shares, respectively) ..................................          7,455,788            4,308,090
   Cost of shares repurchased (3,123,578 and 2,811,396 shares,  respectively)* ....        (40,600,607)         (31,270,216)*
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................        (13,361,706)           8,071,219
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................          9,965,456           35,088,072
NET ASSETS
   Beginning of period ............................................................        180,668,475          145,580,403
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
      OF ($1,128,647) AND ($675,938), RESPECTIVELY] ...............................  $     190,633,931    $     180,668,475
                                                                                     =================    =================

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------
                                                              2005         2004         2003          2002           2001
                                                           ---------    ---------    ---------     ----------     ---------
Net asset value, beginning of period ...................   $   12.54    $   10.66    $    8.24     $     9.78     $   13.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ........................        0.46(1)      0.23         0.18           0.12          0.06
   Net realized and unrealized gain (loss) ... ... .....        1.86         1.96         2.41          (1.56)        (3.23)
                                                           ---------    ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS .................        2.32         2.19         2.59          (1.44)        (3.17)
                                                           ---------    ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ................       (0.57)       (0.31)       (0.17)         (0.10)           --
   Distributions from net realized gains ...............          --           --           --             --         (0.30)
                                                           ---------    ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS ..............................       (0.57)       (0.31)       (0.17)         (0.10)        (0.30)
                                                           ---------    ---------    ---------     ----------     ---------
CHANGE IN NET ASSET VALUE ..............................        1.75         1.88         2.42          (1.54)        (3.47)
                                                           ---------    ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD .........................   $   14.29    $   12.54    $   10.66     $     8.24     $    9.78
                                                           =========    =========    =========     ==========     =========
Total return ...........................................       18.57%       20.78%       31.86%        (14.81)%      (24.04)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...............   $ 190,634     $180,668    $ 145,580     $  113,174     $ 160,224
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ..................................        1.06%        1.05%        1.07%          1.05%         1.02%
   Net investment income (loss) ........................        3.56%        2.12%        1.99%          1.18%         0.72%
Portfolio turnover .....................................          44%          48%          39%            34%           74%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-AIM GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 8.85%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 1000(R) Growth Index, the series style-specific benchmark, returned 5.26%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: U.S. equity markets posted modest returns during 2005. For the year, the S&P 500(R) posted a 4.93% return, the NASDAQ(R) was up 1.37% and the Dow Jones Industrial Average(SM) increased 1.72%. From a style perspective, value stocks continued to outperform growth stocks, and large-cap stocks outperformed small caps, ending six years of outperformance by small caps.

      While continuing to battle a wall of concerns, the U.S. economy celebrated its fourth consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern in 2005 was the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Federal Reserve raising interest rates, there is concern that consumers would be tapped out. But the job market has held steady with the unemployment rate near four-year lows at 5%. Business capital expenditures will be another key driver to continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy have driven inflation up and had the Fed aggressively trying to keep prices down by raising rates 2% during the year. By the end of 2005, the federal funds rate was at 4.25% with more tightening expected into early 2006, but many analysts feel that the Fed will stop raising rates during the year.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series outperformed the broad market and its benchmark during the year. The series outperformed largely because of an overweight position in the energy sector. Stock selections in health care and information technology also contributed to the series' outperformance during the year. This overweight position and strong stock selections were the result of quantitative and fundamental research.

      The only detractors from performance for the year came from holdings in consumer discretionary and telecommunication services.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                            PHOENIX-AIM GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        FROM
                                                                      INCEPTION
                                                                    12/15/99 TO
                                                1 YEAR    5 YEARS     12/31/05
--------------------------------------------------------------------------------
Growth Series                                    8.85%    (5.77)%      (5.74)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 4.93%      0.55%      (0.49)%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index                     5.26%    (3.58)%      (6.34)%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                      Russell 1000(R)    S&P 500(R)
                     Growth Series     Growth Index 1     Index 2
                     -------------    ---------------    ----------
12/15/1999              $10,000           $10,000         $10,000
12/31/1999               10,600            10,415          10,400
12/29/2000                9,416             8,079           9,445
12/31/2001                7,171             6,429           8,323
12/31/2002                5,103             4,637           6,484
12/31/2003                6,166             6,016           8,345
12/31/2004                6,425             6,395           9,252
12/31/2005                6,994             6,731           9,707

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                            PHOENIX-AIM GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the AIM Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                BEGINNING           ENDING         EXPENSES PAID
                              ACCOUNT VALUE     ACCOUNT VALUE          DURING
    AIM GROWTH SERIES         JUNE 30, 2005   DECEMBER 31, 2005       PERIOD*
------------------------      -------------   -----------------    -------------
Actual                         $ 1,000.00        $ 1,113.70           $ 5.33

Hypothetical (5% return
   before expenses)              1,000.00          1,020.10             5.10

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 8.85%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,088.50.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                            PHOENIX-AIM GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Apple Computer, Inc.                                                   2.8%
 2. Amgen, Inc.                                                            2.1%
 3. Johnson & Johnson                                                      1.9%
 4. QUALCOMM, Inc.                                                         1.8%
 5. Office Depot, Inc.                                                     1.8%
 6. Microchip Technology, Inc.                                             1.8%
 7. Procter & Gamble Co. (The)                                             1.7%
 8. Yahoo!, Inc.                                                           1.7%
 9. UnitedHealth Group, Inc.                                               1.6%
10. Alcon, Inc.                                                            1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    24%
Health Care                               22
Consumer Discretionary                    12
Industrials                               12
Energy                                    10
Financials                                 9
Materials                                  7
Other                                      4

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   ---------    -------------
DOMESTIC COMMON STOCKS--84.1%

AEROSPACE & DEFENSE--1.5%
   Boeing Co. (The) ............................      10,481    $     736,185
   General Dynamics Corp. ......................       2,857          325,841
                                                                -------------
                                                                    1,062,026
                                                                -------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.5%
   Coach, Inc. (b) .............................      10,385          346,236
                                                                -------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
   Franklin Resources, Inc. ....................       3,710          348,777
                                                                -------------
BIOTECHNOLOGY--5.4%
   Amgen, Inc. (b) .............................      18,300        1,443,138
   Genentech, Inc. (b) .........................       3,895          360,287
   Genzyme Corp. (b) ...........................       9,420          666,747
   Gilead Sciences, Inc. (b) ...................      15,600          821,027
   Protein Design Labs, Inc. (b) ...............      13,634          387,478
                                                                -------------
                                                                    3,678,677
                                                                -------------
COMMUNICATIONS EQUIPMENT--2.6%
   Cisco Systems, Inc. (b) .....................      27,024          462,651
   QUALCOMM, Inc. ..............................      29,254        1,260,262
   Redback Networks, Inc.(b) ...................       3,329           46,806
                                                                -------------
                                                                    1,769,719
                                                                -------------
COMPUTER & ELECTRONICS RETAIL--0.5%
   Best Buy Co., Inc. ..........................       8,000          347,840
                                                                -------------
COMPUTER HARDWARE--3.5%
   Apple Computer, Inc. (b) ....................      26,429        1,899,981
   Dell, Inc. (b) ..............................      17,465          523,775
                                                                -------------
                                                                    2,423,756
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
COMPUTER STORAGE & PERIPHERALS--1.2%
   EMC Corp. (b) ...............................      62,689    $     853,824
                                                                -------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.0%
   Caterpillar, Inc. ...........................      11,859          685,094
                                                                -------------
CONSUMER ELECTRONICS--1.0%
   Harman International Industries, Inc. .......       7,351          719,295
                                                                -------------
CONSUMER FINANCE--1.5%
   American Express Co. ........................       6,690          344,267
   SLM Corp. ...................................      12,651          696,944
                                                                -------------
                                                                    1,041,211
                                                                -------------
DATA PROCESSING & OUTSOURCED SERVICES--1.3%
   Iron Mountain, Inc. (b) .....................       9,668          408,183
   Paychex, Inc. ...............................      12,521          477,300
                                                                -------------
                                                                      885,483
                                                                -------------
DEPARTMENT STORES--1.4%
   Federated Department Stores, Inc. ...........       8,348          553,723
   Penney (J.C.) Co., Inc. .....................       7,330          407,548
                                                                -------------
                                                                      961,271
                                                                -------------
DIVERSIFIED BANKS--1.0%
   Bank of America Corp. .......................      15,250          703,788
                                                                -------------
DIVERSIFIED CHEMICALS--0.8%
   Dow Chemical Co. (The) ......................      12,985          569,003
                                                                -------------
DIVERSIFIED METALS & MINING--1.1%
   Phelps Dodge Corp. ..........................       5,102          734,025
                                                                -------------

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

                                                     SHARES        VALUE
                                                   ---------    ------------
DRUG RETAIL--0.1%
   CVS Corp. ...................................       1,664    $     43,963
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.3%
   Emerson Electric Co. ........................       6,408         478,678
   Rockwell Automation, Inc. ...................       6,662         394,124
                                                                ------------
                                                                     872,802
                                                                ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
   Agilent Technologies, Inc. (b) ..............      12,490         415,792
   Symbol Technologies, Inc. ...................       1,983          25,422
                                                                ------------
                                                                     441,214
                                                                ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.8%
   Monsanto Co. ................................       7,000         542,710
                                                                ------------
FOOTWEAR--0.6%
   NIKE, Inc. Class B ..........................       4,356         378,057
                                                                ------------
GENERAL MERCHANDISE STORES--1.0%
   Target Corp. ................................      12,414         682,398
                                                                ------------
HEALTH CARE EQUIPMENT--3.3%
   Medtronic, Inc. .............................      15,304         881,051
   St. Jude Medical, Inc. (b) ..................      14,655         735,681
   Varian Medical Systems, Inc. (b) ............      13,171         663,028
                                                                ------------
                                                                   2,279,760
                                                                ------------
HEALTH CARE SERVICES--1.5%
   Caremark Rx, Inc. (b) .......................      19,623       1,016,275
                                                                ------------
HOME ENTERTAINMENT SOFTWARE--0.9%
   Electronic Arts, Inc. (b) ...................      11,374         594,974
                                                                ------------
HOME IMPROVEMENT RETAIL--1.0%
   Home Depot, Inc. (The) ......................      17,090         691,803
                                                                ------------
HOUSEHOLD PRODUCTS--1.7%
   Procter & Gamble Co. (The) ..................      20,443       1,183,241
                                                                ------------
HOUSEWARES & SPECIALTIES--0.4%
   Jarden Corp. (b) ............................       9,008         271,591
                                                                ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--1.0%
   Robert Half International, Inc. .............      18,562         703,314
                                                                ------------
INDUSTRIAL CONGLOMERATES--0.8%
   Textron, Inc. ...............................       6,956         535,473
                                                                ------------
INDUSTRIAL GASES--0.5%
   Air Products and Chemicals, Inc. ............       5,800         343,302
                                                                ------------
INDUSTRIAL MACHINERY--1.9%
   Eaton Corp. .................................       6,325         424,344
   Illinois Tool Works, Inc. ...................       4,494         395,427
   Parker-Hannifin Corp. .......................       7,522         496,151
                                                                ------------
                                                                   1,315,922
                                                                ------------
INTEGRATED OIL & GAS--2.0%
   ConocoPhillips ..............................      13,710         797,648
   Occidental Petroleum Corp. ..................       6,956         555,645
                                                                ------------
                                                                   1,353,293
                                                                ------------
INTERNET RETAIL--1.5%
   eBay, Inc. (b) ..............................      23,878       1,032,724
                                                                ------------
INTERNET SOFTWARE & SERVICES--3.2%
   Google, Inc. Class A (b) ....................       2,504       1,038,809
   Yahoo!, Inc. (b) ............................      28,966       1,134,888
                                                                ------------
                                                                   2,173,697
                                                                ------------

                                                     SHARES         VALUE
                                                   ---------    ------------
INVESTMENT BANKING & BROKERAGE--3.1%
   Charles Schwab Corp. (The) ..................      35,244    $    517,029
   Goldman Sachs Group, Inc. (The) .............       7,025         897,163
   Merrill Lynch & Co., Inc. ...................      10,109         684,683
                                                                ------------
                                                                   2,098,875
                                                                ------------
MANAGED HEALTH CARE--5.1%
   Aetna, Inc. .................................      10,481         988,463
   CIGNA Corp. .................................       4,637         517,953
   UnitedHealth Group, Inc. ....................      18,124       1,126,201
   WellPoint, Inc. (b) .........................      11,190         892,850
                                                                ------------
                                                                   3,525,467
                                                                ------------
MOVIES & ENTERTAINMENT--0.4%
   Pixar, Inc. (b) .............................       4,916         259,172
                                                                ------------
OIL & GAS DRILLING--1.5%
   ENSCO International, Inc. ...................      13,263         588,214
   GlobalSantaFe Corp. .........................       9,483         456,606
                                                                ------------
                                                                   1,044,820
                                                                ------------
OIL & GAS EQUIPMENT & SERVICES--1.7%
   Baker Hughes, Inc. ..........................       9,274         563,674
   National-Oilwell Varco, Inc. (b) ............       9,367         587,311
                                                                ------------
                                                                   1,150,985
                                                                ------------
OIL & GAS EXPLORATION & PRODUCTION--2.9%
   Apache Corp. ................................       7,482         512,667
   Devon Energy Corp. ..........................      10,202         638,033
   Newfield Exploration Co. (b) ................       7,512         376,126
   XTO Energy, Inc. ............................      11,130         489,052
                                                                ------------
                                                                   2,015,878
                                                                ------------
OIL & GAS REFINING, MARKETING &
   TRANSPORTATION--1.8%
   Sunoco, Inc. ................................       3,694         289,536
   Valero Energy Corp. .........................      17,806         918,789
                                                                ------------
                                                                   1,208,325
                                                                ------------
PACKAGED FOODS & MEATS--0.5%
   Kellogg Co. .................................       7,354         317,840
                                                                ------------
PHARMACEUTICALS--2.9%
   Johnson & Johnson ...........................      21,578       1,296,838
   Medicis Pharmaceutical Corp. Class A ........      10,830         347,102
   Wyeth .......................................       8,162         376,023
                                                                ------------
                                                                   2,019,963
                                                                ------------
PROPERTY & CASUALTY INSURANCE--1.0%
   Allstate Corp. (The) ........................      12,673         685,229
                                                                ------------
RAILROADS--1.2%
   Burlington Northern Santa Fe Corp. ..........      11,269         798,071
                                                                ------------
RESTAURANTS--0.5%
   Brinker International, Inc. .................       9,109         352,154
                                                                ------------
SEMICONDUCTOR EQUIPMENT--0.6%
   KLA-Tencor Corp. ............................       8,069         398,044
                                                                ------------
SEMICONDUCTORS--4.4%
   Analog Devices, Inc. ........................      27,997       1,004,253
   Freescale Semiconductor, Inc. Class B (b) ...      20,900         526,053
   Microchip Technology, Inc. ..................      38,119       1,225,526
   NVIDIA Corp. (b) ............................       6,856         250,655
                                                                ------------
                                                                   3,006,487
                                                                ------------
SOFT DRINKS--0.6%
   PepsiCo, Inc. ...............................       7,512         443,809
                                                                ------------

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

                                                     SHARES         VALUE
                                                   ---------    -------------
SPECIALIZED FINANCE--0.4%
   Chicago Mercantile Exchange Holdings, Inc. ..         688    $     252,833
                                                                -------------
SPECIALTY CHEMICALS--0.4%
   Rohm and Haas Co. ...........................       5,000          242,100
                                                                -------------
SPECIALTY STORES--2.8%
   Office Depot, Inc. (b) ......................      39,139        1,228,965
   Tiffany & Co. ...............................      17,250          660,502
                                                                -------------
                                                                    1,889,467
                                                                -------------
STEEL--1.5%
   Nucor Corp. .................................       5,565          371,297
   United States Steel Corp. ...................      14,376          691,054
                                                                -------------
                                                                    1,062,351
                                                                -------------
SYSTEMS SOFTWARE--1.9%
   McAfee, Inc. (b) ............................      17,436          473,039
   Microsoft Corp. .............................      31,823          832,171
                                                                -------------
                                                                    1,305,210
                                                                -------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $48,297,075) ...............                   57,663,618
                                                                -------------
FOREIGN COMMON STOCKS (c)--14.7%

APPLICATION SOFTWARE--0.8%
   Amdocs Ltd. (United States) (b) .............      19,755          543,263
                                                                -------------
COMMUNICATIONS EQUIPMENT--0.8%
   Nokia Oyj Sponsored ADR (Finland) ...........      29,000          530,700
                                                                -------------
CONSTRUCTION, FARM MACHINERY & HEAVY
   TRUCKS--0.7%
   KOMATSU Ltd. (Japan) ........................      29,000          479,747
                                                                -------------
CONSUMER ELECTRONICS--0.7%
   Garmin Ltd. (United States) .................       6,214          412,299
   Matsushita Electric Industrial Co., Ltd.
      Sponsored ADR (Japan) ....................       2,100           40,698
                                                                -------------
                                                                      452,997
                                                                -------------
DIVERSIFIED BANKS--0.7%
   Kookmin Bank Sponsored ADR
     (South Korea) (b) .........................       6,307          471,196
                                                                -------------
DIVERSIFIED METALS & MINING--0.7%
   BHP Billiton Ltd. (Australia) ...............      18,000          300,205
   Rio Tinto plc (United Kingdom) ..............       4,800          219,259
                                                                -------------
                                                                      519,464
                                                                -------------
DRUG RETAIL--0.3%
   Shoppers Drug Mart Corp. (Canada) ...........       5,800          219,400
                                                                -------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
   Matsushita Electric Industrial
     Co. Ltd. (Japan) ..........................      19,000          366,515
                                                                -------------
HEALTH CARE SUPPLIES--1.6%
   Alcon, Inc. (United States) .................       8,625        1,117,800
                                                                -------------
HEAVY ELECTRICAL EQUIPMENT--0.6%
   Abb Ltd (Switzerland) (b) ...................      40,000          388,113
                                                                -------------
INDUSTRIAL MACHINERY--1.0%
   Ingersoll-Rand Co. Ltd.
      Class A (United States) ..................      18,002          726,741
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
MARINE--0.9%
   Mitsui O.S.K. Lines Ltd. (Japan) ............      69,000    $     602,035
                                                                -------------
PHARMACEUTICALS--2.1%
   Roche Holding AG (Switzerland) ..............       5,700          855,835
   Teva Pharmaceutical Industries Ltd.
      Sponsored ADR (United States) ............      13,339          573,710
                                                                -------------
                                                                    1,429,545
                                                                -------------

PROPERTY & CASUALTY INSURANCE--1.0%
   Millea Holdings, Inc. (Japan) ...............          25          430,322
   Mitsui Sumitomo Insurance Co. (Japan) .......      19,000          232,475
                                                                -------------
                                                                      662,797
                                                                -------------
SEMICONDUCTORS--1.2%
   Marvell Technology Group Ltd. (Japan) (b) ...      14,477          812,015
                                                                -------------
STEEL--1.1%
   Companhia Vale do Rio Doce ADR (Brazil) .....      10,202          419,710
   POSCO ADR (South Korea) .....................       6,956          344,392
                                                                -------------
                                                                      764,102
                                                                -------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $8,388,567) ................                   10,086,430
                                                                -------------
TOTAL LONG TERM INVESTMENTS--98.8%
   (Identified cost $56,685,642) ...............                   67,750,048
                                                                -------------

                                                      PAR
                                                     VALUE
                                                     (000)
                                                   ----------
SHORT-TERM INVESTMENTS--0.7%

REPURCHASE AGREEMENTS--0.7%
   State Street Bank and Trust Co. repurchase
      agreement 3.90% dated 12/30/05,
      due 1/3/06 repurchase price $482,209
      collateralized by FNMA 6%, 5/15/08
      market value $492,367 ....................   $      482         482,000
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $482,000) ..................                      482,000
                                                                -------------
TOTAL INVESTMENTS--99.5%
   (Identified cost $57,167,642) ...............                   68,232,048(a)
   Other assets and liabilities, net--0.5% .....                      320,406
                                                                -------------
NET ASSETS--100.0% .............................                $  68,552,454
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,375,775 and gross depreciation of $589,550 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $57,445,823.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
  (Identified cost $57,167,642) ...............................   $  68,232,048
Foreign currency at value (Identified cost $23,393) ...........          23,393
Cash ..........................................................             195
Receivables
   Investment securities sold .................................         554,045
   Dividends and interest .....................................          37,978
   Fund shares sold ...........................................           7,760
   Tax reclaims ...............................................           2,868
Prepaid expenses ..............................................           4,629
                                                                  -------------
      Total assets ............................................      68,862,916
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................         179,184
   Fund shares repurchased ....................................          36,993
   Professional fee ...........................................          29,644
   Investment advisory fee ....................................          26,545
   Financial agent fee ........................................           6,237
   Administration fee .........................................           4,337
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          26,288
                                                                  -------------
      Total liabilities .......................................         310,462
                                                                  -------------
NET ASSETS ....................................................   $  68,552,454
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 110,884,104
   Accumulated net realized loss ..............................     (53,395,548)
   Net unrealized appreciation ................................      11,063,898
                                                                  -------------
NET ASSETS ....................................................   $  68,552,454
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................       9,822,454
                                                                  =============
Net asset value and offering price per share ..................   $        6.98
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     695,504
   Interest ...................................................          49,959
   Foreign taxes withheld .....................................          (7,504)
                                                                  -------------
      Total investment income .................................         737,959
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         568,060
   Financial agent fee ........................................          75,666
   Administration fee .........................................          55,291
   Printing ...................................................          47,624
   Custodian ..................................................          47,039
   Professional ...............................................          35,128
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          23,175
                                                                  -------------
      Total expenses ..........................................         863,812
   Less expenses reimbursed by investment advisor .............        (106,277)
   Custodian fees paid indirectly .............................            (122)
                                                                  -------------
      Net expenses ............................................         757,413
                                                                  -------------
NET INVESTMENT GAIN (LOSS) ....................................         (19,454)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................      (1,343,754)
   Net realized gain (loss) on options ........................         (37,442)
   Net realized gain (loss) on foreign currency transactions ..           5,959
   Net change in unrealized appreciation (depreciation)
     on investments ...........................................       7,458,061
   Net change in unrealized appreciation (depreciation)
     on foreign currency translation ..........................            (826)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       6,081,998
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $   6,062,544
                                                                  =============

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED     YEAR ENDED
                                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                                 2005           2004
                                                                                             ------------   ------------
FROM OPERATIONS
   Net investment income (loss) ..........................................................   $    (19,454)  $     74,555
   Net realized gain (loss) ..............................................................     (1,375,237)     6,725,986
   Net change in unrealized appreciation (depreciation) ..................................      7,457,235     (3,589,137)
                                                                                             ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................      6,062,544      3,211,404
                                                                                             ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................................             --        (77,757)
                                                                                             ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................             --        (77,757)
                                                                                             ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (289,921 and 959,752 shares, respectively)* .............      1,850,034      5,895,787*
   Net asset value of shares issued from reinvestment of distributions
     (0 and 12,101 shares, respectively) .................................................             --         77,757
   Cost of shares repurchased (3,449,498 and 1,368,279 shares, respectively)* ............    (22,599,709)    (8,326,409)*
                                                                                             ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................    (20,749,675)    (2,352,865)
                                                                                             ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS .................................................    (14,687,131)       780,782
NET ASSETS

   Beginning of period ...................................................................     83,239,585     82,458,803
                                                                                             ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND DISTRIBUTIONS
     IN EXCESS OF NET INVESTMENT INCOME OF $0 AND ($6,781), RESPECTIVELY] ................   $ 68,552,454   $ 83,239,585
                                                                                             ============   ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------------
                                                      2005             2004        2003            2002           2001
                                                   ---------         ---------   ---------      ---------      ---------
Net asset value, beginning of period ...........   $    6.41         $    6.16   $    5.10      $    7.16      $    9.41
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ................          --(1)(2)        0.01       (0.01)(1)      (0.01)(1)      (0.02)(1)
   Net realized and unrealized gain (loss) .....        0.57              0.25        1.07          (2.05)         (2.23)
                                                   ---------         ---------   ---------      ---------      ---------
      TOTAL FROM INVESTMENT OPERATIONS .........        0.57              0.26        1.06          (2.06)         (2.25)
                                                   ---------         ---------   ---------      ---------      ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ........          --             (0.01)         --             --             --
                                                   ---------         ---------   ---------      ---------      ---------
      TOTAL DISTRIBUTIONS ......................          --             (0.01)         --             --             --
                                                   ---------         ---------   ---------      ---------      ---------
CHANGE IN NET ASSET VALUE ......................        0.57              0.25        1.06          (2.06)         (2.25)
                                                   ---------         ---------   ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD .................   $    6.98         $    6.41   $    6.16      $    5.10      $    7.16
                                                   =========         =========   =========      =========      =========
Total return ...................................        8.85%             4.21%      20.82%        (28.84)%       (23.84)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .......   $  68,552         $  83,240   $  82,459      $  56,096      $  68,743
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ......................        1.00%             1.00%       1.01%          1.08%          1.00%
   Gross operating expenses ....................        1.14%             1.22%       1.17%          1.18%          1.19%
   Net investment income (loss) ................       (0.03)%            0.09%      (0.09)%        (0.17)%        (0.26)%
Portfolio turnover .............................          72%              178%        228%            62%            35%

(1)   Computed using average shares outstanding.

(2)   Amount is less than $0.01.

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ALGER SMALL-CAP GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 15.64%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2000(R) Growth Index, the series style-specific benchmark, returned 4.15%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In the fourth quarter of 2005, the U.S. economy continued to grow at an annual rate greater than 3% for the 10th straight quarter, its best performance in almost two decades.

      In December, the Federal Reserve raised interest rates, for the 13th consecutive time, to 4.25%--still historically low. The Fed also seemingly expressed that it was sustaining economic growth and containing inflation, and that an end to increases may occur after Greenspan retires in January.

      For those concerned about overvaluation of the housing market, signs were also encouraging. In the final weeks of the year, the rate of new and existing home sales fell dramatically, with new home sales experiencing their biggest drop in more than a decade. However, overall sales remain strong, and the drop-off was seen as the beginning of a cooling rather than the harbinger of the bursting of a bubble.

      U.S. consumers defied expectations, absorbing rising energy prices without substantial decreases in spending. In December, consumer confidence rose to the highest level in four months in response to lower gas prices and a strengthened job market. Holiday Internet sales jumped 24% as retailers drove aggressive campaigns and consumers embraced the convenience of online shopping.

      As for the markets in 2005, the Dow Jones Industrial Average(SM) surged in November--but just as quickly sagged at year-end. The Nasdaq(R) Composite Index rose 1.37%, while the Standard & Poor's 500(R) Index closed up 4.93%, with energy leading the gain across eight of its ten sectors. Asian markets offered hefty gains, as China continued its rise as a global consumer of raw materials and finished goods. In fact, at the end of December, China revised its GDP figures upward by as much as $300 billion, more accurately reflecting the size and scope of China's economy and its consumers.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Relative to its benchmark, the Russell 2000 Growth Index, the series benefited from solid security selection in several sectors, most notably in health care, information technology, industrials, financials, and materials. The series also benefited from an overweighting in the strong energy sector. The top contributing stocks to performance were TODCO (in the oil and gas drilling industry), aQuantive Inc. (Internet service providers), SiRF Technology Holdings Inc. (technical instruments), VeriFone Holdings Inc. (business equipment) and Intuitive Surgical Inc. (medical equipment).

      Performance was held back by disappointing returns in the consumer discretionary and telecommunication services sectors. Stocks that detracted from performance were PETCO Animal Supplies Inc. (specialty retailers), Harris Interactive Inc. (Internet software & services), Rigel Pharmaceuticals Inc. (pharmaceuticals), InPhonic Inc. (wireless telecommunication services) and Spanish Broadcasting System Inc. (broadcasting & cable tv).

      As of December 31, 2005, the Fund remained well diversified, consisting of investments in more than 100 securities across more than 35 industries. The top five industries were: health care services; health care equipment; semiconductors, semiconductor equipment; and software.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05
                                                                         FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                           1 YEAR      12/31/05
--------------------------------------------------------------------------------
Small-Cap Growth Series                                    15.64%       19.48%
--------------------------------------------------------------------------------
S&P 500(R) Index                                            4.93%       12.01%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index                                4.15%       18.65%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                Alger Small-Cap       Russell 2000(R)       S&P 500(R)
                 Growth Series         Growth Index 1        Index 2
                ---------------       ---------------       ----------
 8/12/2002          $10,000               $10,000            $10,000
12/31/2002           10,085                10,092              9,806
12/31/2003           15,468                14,990             12,622
12/31/2004           15,797                17,135             13,993
12/30/2005           18,268                17,847             14,683

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alger Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING        ENDING         EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE         DURING
ALGER SMALL-CAP GROWTH SERIES    JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
------------------------------  --------------  -----------------  -------------
Actual                            $ 1,000.00        $ 1,130.30         $ 5.37

Hypothetical (5% return
  before expenses)                  1,000.00          1,020.10           5.11

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 15.64%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,156.40.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. BE Aerospace, Inc.                                                      1.4%
 2. VeriFone Holdings, Inc.                                                 1.3%
 3. Psychiatric Solutions, Inc.                                             1.3%
 4. Hologic, Inc.                                                           1.3%
 5. SBA Communications Corp. Class A                                        1.3%
 6. Bucyrus International, Inc. Class A                                     1.3%
 7. Boston Private Financial Holdings, Inc.                                 1.3%
 8. Hyperion Solutions Corp.                                                1.2%
 9. Sierra Health Services, Inc.                                            1.2%
10. Ventana Medical Systems, Inc.                                           1.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    26%
Health Care                               22
Consumer Discretionary                    14
Industrials                               13
Financials                                11
Energy                                     7
Telecommunication Services                 3
Other                                      4

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ---------  ------------
DOMESTIC COMMON STOCKS--96.2%

AEROSPACE & DEFENSE--2.4%
  BE Aerospace, Inc. (b) ...........................     14,350  $    315,700
  Esterline Technologies Corp. (b) .................      6,650       247,313
                                                                 ------------
                                                                      563,013
                                                                 ------------
AIRLINES--1.1%
  AirTran Holdings, Inc. (b) .......................     15,850       254,076
                                                                 ------------
APPAREL RETAIL--3.2%
  AnnTaylor Stores Corp. (b) .......................      8,100       279,612
  DSW, Inc. Class A (b) ............................      9,000       235,980
  Gymboree Corp. (The) (b) .........................     10,050       235,170
                                                                 ------------
                                                                      750,762
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.7%
  Phillips-Van Heusen Corp. ........................      5,050       163,620
                                                                 ------------
APPLICATION SOFTWARE--4.3%
  Hyperion Solutions Corp. (b) .....................      8,025       287,455
  JAMDAT Mobile, Inc. (b) ..........................      8,300       220,614
  Open Solutions, Inc. (b) .........................     11,350       260,142
  Quest Software, Inc. (b) .........................     14,835       216,443
                                                                 ------------
                                                                      984,654
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.1%
  Affiliated Managers Group, Inc. (b) ..............      3,080       247,170
                                                                 ------------
AUTO PARTS & EQUIPMENT--1.0%
  LKQ Corp. (b) ....................................      6,400       221,568
                                                                 ------------
BIOTECHNOLOGY--5.0%
  Alkermes, Inc. (b) ...............................     13,100       250,472
  Encysive Pharmaceuticals, Inc. (b) ...............     16,800       132,552

                                                        SHARES       VALUE
                                                      ---------  ------------
BIOTECHNOLOGY--CONTINUED
  Illumina, Inc. (b) ...............................     15,650  $    220,665
  Keryx Biopharmaceuticals, Inc. (b) ...............      7,000       102,480
  Theravance, Inc. (b) .............................      8,350       188,042
  Vertex Pharmaceuticals, Inc. (b) .................      9,400       260,098
                                                                 ------------
                                                                    1,154,309
                                                                 ------------
CASINOS & GAMING--0.8%
  WMS Industries, Inc. (b) .........................      6,950       174,376
                                                                 ------------
COMMODITY CHEMICALS--0.8%
  Westlake Chemical Corp. ..........................      6,800       195,908
                                                                 ------------
COMMUNICATIONS EQUIPMENT--1.9%
  F5 Networks, Inc. (b) ............................      3,750       214,462
  Powerwave Technologies, Inc. (b) .................     18,500       232,545
                                                                 ------------
                                                                      447,007
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.8%
  Mobility Electronics, Inc. (b) ...................     19,200       185,472
                                                                 ------------
CONSTRUCTION & ENGINEERING--1.2%
  URS Corp. (b) ....................................      7,250       272,673
                                                                 ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.3%
  Bucyrus International, Inc. Class A ..............      5,650       297,755
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--3.3%
  Gevity HR, Inc. ..................................      9,150       235,338
  VeriFone Holdings, Inc. (b) ......................     12,350       312,455
  Wright Express Corp. (b) .........................     10,300       226,600
                                                                 ------------
                                                                      774,393
                                                                 ------------

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

                                                        SHARES       VALUE
                                                      ---------  ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--3.0%
  CoStar Group, Inc. (b) ...........................      4,750  $    205,057
  FTI Consulting, Inc. (b) .........................      7,850       215,404
  Navigant Consulting, Inc. (b) ....................     12,900       283,542
                                                                 ------------
                                                                      704,003
                                                                 ------------
EDUCATION SERVICES--1.0%
  Universal Technical Institute, Inc. (b) ..........      7,650       236,691
                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES--1.2%
  Multi-Fineline Electronix, Inc. (b) ..............      5,600       269,752
                                                                 ------------
FOOD DISTRIBUTORS--0.0%
  Performance Food Group Co. (b) ...................        250         7,093
                                                                 ------------
HEALTH CARE EQUIPMENT--4.5%
  ArthroCare Corp. (b) .............................      5,800       244,412
  Hologic, Inc. (b) ................................      8,100       307,152
  Intuitive Surgical, Inc. (b) .....................      1,850       216,949
  Ventana Medical Systems, Inc. (b) ................      6,700       283,745
                                                                 ------------
                                                                    1,052,258
                                                                 ------------
HEALTH CARE FACILITIES--3.3%
  Sunrise Senior Living, Inc. (b) ..................      8,200       276,422
  Symbion, Inc. (b) ................................     11,550       265,650
  VCA Antech, Inc. (b) .............................      7,900       222,780
                                                                 ------------
                                                                      764,852
                                                                 ------------
HEALTH CARE SERVICES--2.3%
  Allscripts Healthcare Solutions, Inc. (b) ........     16,600       222,440
  Psychiatric Solutions, Inc. (b) ..................      5,250       308,385
                                                                 ------------
                                                                      530,825
                                                                 ------------
HEALTH CARE SUPPLIES--1.8%
  Haemonetics Corp. (b) ............................      4,150       202,769
  Sybron Dental Specialties, Inc. (b) ..............      5,600       222,936
                                                                 ------------
                                                                      425,705
                                                                 ------------
HOME ENTERTAINMENT SOFTWARE--0.7%
  Take-Two Interactive Software, Inc. (b) ..........      9,300       164,610
                                                                 ------------
INDUSTRIAL MACHINERY--2.3%
  Actuant Corp. Class A ............................      4,350       242,730
  Gardner Denver, Inc. (b) .........................      5,750       283,475
                                                                 ------------
                                                                      526,205
                                                                 ------------
INSURANCE BROKERS--1.0%
  National Financial Partners Corp. ................      4,250       223,338
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
  NeuStar, Inc. Class A (b) ........................      6,550       199,710
                                                                 ------------
INTERNET RETAIL--0.8%
  Priceline.com, Inc. (b) ..........................      8,450       188,604
                                                                 ------------
INTERNET SOFTWARE & SERVICES--4.8%
  aQuantive, Inc. (b) ..............................      6,600       166,584
  Autobytel, Inc. (b)(d) ...........................      3,757        18,560
  DealerTrack Holdings, Inc. (b) ...................      9,650       202,457
  iVillage, Inc. (b) ...............................     13,700       109,874
  Jupitermedia Corp. (b) ...........................     15,650       231,307
  Openwave Systems, Inc. (b) .......................     12,400       216,628
  WebEx Communications, Inc. (b) ...................      7,700       166,551
                                                                 ------------
                                                                    1,111,961
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.3%
  GFI Group, Inc. (b) ..............................      5,400       256,122
  Greenhill & Co., Inc. ............................      4,850       272,376
                                                                 ------------
                                                                      528,498
                                                                 ------------

                                                        SHARES       VALUE
                                                      ---------  ------------
IT CONSULTING & OTHER SERVICES--1.6%
  SI International, Inc. (b) .......................      5,950  $    181,892
  TNS, Inc. (b) ....................................      9,850       188,923
                                                                 ------------
                                                                      370,815
                                                                 ------------
LEISURE FACILITIES--1.1%
  Life Time Fitness, Inc. (b) ......................      6,400       243,776
                                                                 ------------
LIFE & HEALTH INSURANCE--0.7%
  Universal American Financial Corp. (b) ...........     11,250       169,650
                                                                 ------------
MANAGED HEALTH CARE--2.2%
  Sierra Health Services, Inc. (b) .................      3,550       283,858
  WellCare Health Plans, Inc. (b) ..................      5,550       226,717
                                                                 ------------
                                                                      510,575
                                                                 ------------
MARINE--0.9%
  Genco Shipping & Trading Ltd. ....................     11,650       203,176
                                                                 ------------
MOVIES & ENTERTAINMENT--1.0%
  World Wrestling Entertainment, Inc. ..............     16,450       241,486
                                                                 ------------
OIL & GAS DRILLING--2.8%
  Grey Wolf, Inc. (b) ..............................     28,650       221,464
  Pioneer Drilling Co. (b) .........................      9,550       171,232
  TODCO Class A ....................................      6,500       247,390
                                                                 ------------
                                                                      640,086
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--2.1%
  Hornbeck Offshore Services, Inc. (b) .............      8,650       282,855
  Lone Star Technologies, Inc. (b) .................      3,950       204,057
                                                                 ------------
                                                                      486,912
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--1.7%
  Carrizo Oil and Gas, Inc. (b) ....................      9,400       232,274
  Energy Partners Ltd. (b) .........................      7,250       157,977
                                                                 ------------
                                                                      390,251
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.9%
  Giant Industries, Inc. (b) .......................      4,100       213,036
                                                                 ------------
PACKAGED FOODS & MEATS--1.0%
  Hain Celestial Group, Inc. (The) (b) .............     11,150       235,934
                                                                 ------------
PHARMACEUTICALS--2.0%
  Adams Respiratory Therapeutics, Inc. (b) .........      5,900       239,894
  Medicine Co. (The) (b) ...........................     12,500       218,125
                                                                 ------------
                                                                      458,019
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--1.2%
  Ohio Casualty Corp. ..............................      9,800       277,536
                                                                 ------------
PUBLISHING & PRINTING--0.7%
  Media General, Inc. Class A ......................      3,300       167,310
                                                                 ------------
REGIONAL BANKS--2.0%
  Boston Private Financial Holdings, Inc. ..........      9,700       295,074
  Signature Bank (b) ...............................      5,900       165,613
                                                                 ------------
                                                                      460,687
                                                                 ------------
RESTAURANTS--2.6%
  Applebee's International, Inc. ...................      8,730       197,211
  McCormick & Schmick's Seafood Restaurants,
     Inc. (b) ......................................     10,400       235,144
  Red Robin Gourmet Burgers, Inc. (b) ..............      3,550       180,908
                                                                 ------------
                                                                      613,263
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--2.7%
  ATMI, Inc. (b) ...................................      8,150       227,955
  FormFactor, Inc. (b) .............................      7,450       182,004
  Tessera Technologies, Inc. (b) ...................      8,650       223,602
                                                                 ------------
                                                                      633,561
                                                                 ------------

                       See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

                                                        SHARES       VALUE
                                                      ---------  ------------
SEMICONDUCTORS--3.7%
  Microsemi Corp. (b) ..............................      9,400  $    260,004
  Saifun Semiconductors Ltd. (b) ...................      2,700        84,969
  SiRF Technology Holdings, Inc. (b) ...............      9,300       277,140
  Trident Microsystems, Inc. (b) ...................     13,400       241,200
                                                                 ------------
                                                                      863,313
                                                                 ------------
SPECIALTY STORES--0.5%
  Guitar Center, Inc. (b) ..........................      2,330       116,523
                                                                 ------------
SYSTEMS SOFTWARE--1.1%
  Secure Computing Corp. (b) .......................     20,350       249,491
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--1.6%
  Brookline Bancorp, Inc. ..........................     14,300       202,631
  Flagstar Bancorp, Inc. ...........................     10,950       157,680
                                                                 ------------
                                                                      360,311
                                                                 ------------
TRUCKING--1.0%
  Landstar System, Inc. ............................      5,550       231,657
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
  SBA Communications Corp. Class A (b) .............     17,150       306,985
  UbiquiTel, Inc. (b) ..............................     23,250       229,942
                                                                 ------------
                                                                      536,927
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $18,533,659) ....................               22,295,156
                                                                 ------------
FOREIGN COMMON STOCKS(c)--2.6%

HEALTH CARE EQUIPMENT--0.6%
  Syneron Medical Ltd. (United States) (b) .........      4,000       127,000
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--1.0%
  Orient-Express Hotel Ltd. Class A (Bermuda) ......      7,500       236,400
                                                                 ------------
REINSURANCE--1.0%
  Platinum Underwriters Holdings Ltd.
    (United States) ................................      7,650       237,686
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $592,117) .......................                  601,086
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.8%
  (Identified cost $19,125,776)  ...................               22,896,242
                                                                 ------------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------  ------------
SHORT-TERM INVESTMENTS--1.3%

FEDERAL AGENCY SECURITIES(f)--1.3%
  FHLB 3.20%, 1/3/06 ...............................  $     100  $     99,982
  FHLB 3.75%, 1/4/06 ...............................        100        99,969
  FHLMC 4.04%, 1/13/06 .............................        100        99,865
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $299,816) .......................                  299,816
                                                                 ------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $19,425,592) ....................               23,196,058(a)
  Other assets and liabilities, net--(0.1)% ........                  (18,220)
                                                                 ------------
NET ASSETS--100.0% .................................             $ 23,177,838
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,406,026 and gross depreciation of $673,109 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $19,463,141.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d) Illiquid and restricted security. At December 31, 2005, this security amounted to a value of $18,560 or 0.1% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(e)   Table excludes short-term investments.

(f)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
  (Identified cost $19,425,592) ...............................   $  23,196,058
Cash ..........................................................          39,018
Receivables
      Investment securities sold ..............................          61,729
      Dividends ...............................................           6,796
      Fund shares sold ........................................             495
Prepaid expenses ..............................................           1,201
                                                                  -------------
      Total assets ............................................      23,305,297
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................          48,687
   Fund shares repurchased ....................................          12,664
   Professional fee ...........................................          29,695
   Investment advisory fee ....................................          13,654
   Printing ...................................................           8,744
   Financial agent fee ........................................           3,895
   Administration fee .........................................           1,452
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................           7,434
                                                                  -------------
      Total liabilities .......................................         127,459
                                                                  -------------
NET ASSETS ....................................................   $  23,177,838
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  19,703,753
   Accumulated net realized loss ..............................        (296,381)
   Net unrealized appreciation ................................       3,770,466
                                                                  -------------
NET ASSETS ....................................................   $  23,177,838
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................       1,484,409
                                                                  =============
Net asset value and offering price per share ..................   $       15.61
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $      64,928
   Interest ...................................................          31,584
                                                                  -------------
      Total investment income .................................          96,512
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         177,424
   Financial agent fee ........................................          45,652
   Administration .............................................          15,238
   Professional ...............................................          35,378
   Printing ...................................................          25,028
   Custodian ..................................................          19,312
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          14,855
                                                                  -------------
      Total expenses ..........................................         344,716
   Less expenses reimbursed by investment advisor .............        (135,432)
   Custodian fees paid indirectly .............................            (534)
                                                                  -------------
      Net expenses ............................................         208,750
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................        (112,238)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       2,712,881
   Net change in unrealized appreciation (depreciation) on
     investments ..............................................         618,705
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       3,331,586
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $   3,219,348
                                                                  =============

                        See Notes to Financial Statements

                         PHOENIX-ALGER SMALL-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED       YEAR ENDED
                                                                                              DECEMBER 31,     DECEMBER 31,
                                                                                                  2005             2004
                                                                                              ------------     ------------
FROM OPERATIONS
   Net investment income (loss) ...........................................................   $   (112,238)    $   (130,412)
   Net realized gain (loss) ...............................................................      2,712,881         (919,339)
   Net change in unrealized appreciation (depreciation) ...................................        618,705        1,182,453
                                                                                              ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................      3,219,348          132,702
                                                                                              ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains ..........................................................       (904,889)        (254,571)
   Net realized long-term gains ...........................................................     (1,017,830)         (30,960)
                                                                                              ------------     ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................     (1,922,719)        (285,531)
                                                                                              ------------     ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (189,891 and 610,616 shares, respectively)* ..............      2,821,199        9,165,380*
   Net asset value of shares issued from reinvestment of distributions
     (122,568 and 19,385 shares, respectively) ............................................      1,922,719          285,531
   Cost of shares repurchased (156,954 and 191,114 shares, respectively)* .................     (2,423,568)      (2,763,203)*
                                                                                              ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................      2,320,350        6,687,708
                                                                                              ------------     ------------

   NET INCREASE (DECREASE) IN NET ASSETS ..................................................      3,616,979        6,534,879

NET ASSETS
   Beginning of period ....................................................................     19,560,859       13,025,980
                                                                                              ------------     ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $0 AND $0, RESPECTIVELY] ............................................................   $ 23,177,838     $ 19,560,859
                                                                                              ============     ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                            FROM INCEPTION
                                                                          YEAR ENDED DECEMBER 31,          AUGUST 12, 2002
                                                                   -------------------------------------   TO DECEMBER 31,
                                                                      2005         2004          2003            2002
                                                                   ----------   ----------   -----------   ----------------
Net asset value, beginning of period ...........................   $  14.72     $  14.64     $   10.08     $          10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) .............................      (0.08)       (0.11)        (0.10)               (0.02)
   Net realized and unrealized gain (loss) .....................       2.38         0.42          5.49                 0.10
                                                                   --------     --------     ---------     ----------------
      TOTAL FROM INVESTMENT OPERATIONS .........................       2.30         0.31          5.39                 0.08
                                                                   --------     --------     ---------     ----------------
LESS DISTRIBUTIONS
   Distributions from net realized gains .......................      (1.41)       (0.23)        (0.83)                  --
                                                                   --------     --------     ---------     ----------------
      TOTAL DISTRIBUTIONS ......................................      (1.41)       (0.23)        (0.83)                  --
                                                                   --------     --------     ---------     ----------------
CHANGE IN NET ASSET VALUE ......................................       0.89         0.08          4.56                 0.08
                                                                   --------     --------     ---------     ----------------
NET ASSET VALUE, END OF PERIOD .................................   $  15.61     $  14.72     $   14.64     $          10.08
                                                                   ========     ========     =========     ================
Total return ...................................................      15.64%        2.12%        53.38%                0.85%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .......................   $ 23,178     $ 19,561     $  13,026     $          1,972
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ......................................       1.00%        1.00%         1.00%                1.00%(2)
   Gross operating expenses ....................................       1.65%        1.74%         3.49%                9.33%(2)
   Net investment income (loss) ................................      (0.54)%      (0.75)%       (0.75)%              (0.62)%(2)
Portfolio turnover .............................................        182%         200%          180%                  62%(3)

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DREW DEMAKIS, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER -- STRUCTURED EQUITIES

Q: HOW DID THE PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 3.69%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: For 2005, the U.S. equity markets were up across the board. The S&P 500(R) Index gained 4.93%, the NASDAQ(R) was up 1.4% and the Russell 2000(R) Index posted a 4.6% return. Although growth stocks outperformed value stocks in each of the last three quarters, value outperformed growth for the full year due to its vast outperformance in the first quarter. The Russell 1000(R) Value Index gained 7.1% for the year while the Russell 1000(R) Growth Index was up 5.3%.

      Among the sectors of the S&P 500, energy (+31.3%) was the best performer by a considerable margin while consumer discretionary (-6.3%) was the worst. In fact, the difference in the energy weighting (about 14% in the Russell 1000
Value Index versus about 3% in the Russell 1000 Growth Index) more than accounted for the outperformance of value over growth.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series underperformed the benchmark for the fiscal year ending December 31, 2005 due mainly to stock selection in the capital equipment, technology and energy sectors.

      Energy, the clear market leader for the year as a whole, was the laggard in the fourth quarter as the speculative frenzy about oil prices cooled in response to ambiguous evidence that high gasoline prices were depressing demand. By year end, the price of crude oil futures was down 25% from its peak in September. Although our energy holdings were up 27% for the year, we did not keep pace with the benchmark which returned 31%.

      Within the technology sector, our holdings in Marvell Technology, Broadcom and Hewlett Packard, as well as our underweight position in poor-performing Symantec contributed to our relative performance. Unfortunately, our underweight position in strong-performing Apple negated most of the gains. In the capital equipment sector, our overweight positions in General Motors and Dana worked against us.

      On a positive note, in the financials sector, strong performers United Health Group and Legg Mason were two of the top five overall contributors to performance for the year. In the consumer staples sector, our overweight position in Reynolds American and underweight position in Anheuser-Busch contributed, as well.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                      7/15/97 TO
                                                1 YEAR     5 YEARS     12/31/05
--------------------------------------------------------------------------------
Enhanced Index Series                            3.69%     (0.68)%       4.20%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 4.93%      0.55%        5.22%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 7/15/97 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                   Enhanced Index Series                S&P 500(R) Index
                   ---------------------                ----------------
 7/14/1997               $10,000                             $10,000
12/31/1997                10,583                              10,567
12/31/1998                13,935                              13,605
12/31/1999                16,563                              16,481
12/29/2000                14,663                              14,966
12/31/2001                12,918                              13,189
12/31/2002                 9,859                              10,274
12/31/2003                12,445                              13,224
12/31/2004                13,669                              14,661
12/30/2005                14,173                              15,383

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alliance/Bernstein Enhanced Index Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                BEGINNING           ENDING        EXPENSES PAID
ALLIANCE/BERNSTEIN ENHANCED   ACCOUNT VALUE     ACCOUNT VALUE         DURING
       INDEX SERIES           JUNE 30, 2005   DECEMBER 31, 2005       PERIOD*
---------------------------   -------------   -----------------   --------------
Actual                         $  1,000.00        $  1,055.00          $  3.37

Hypothetical (5% return
  before expenses)                1,000.00           1,021.89             3.32

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.69%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,036.90.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    3.7%
 2. Exxon Mobil Corp.                                                       3.6%
 3. Citigroup, Inc.                                                         2.6%
 4. Microsoft Corp.                                                         2.6%
 5. Procter & Gamble Co. (The)                                              2.2%
 6. American International Group, Inc.                                      2.1%
 7. Bank of America Corp.                                                   2.0%
 8. Altria Group, Inc.                                                      1.7%
 9. JPMorgan Chase & Co.                                                    1.7%
10. Intel Corp.                                                             1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                22%
Information Technology                    17
Health Care                               13
Industrials                               12
Consumer Discretionary                    11
Consumer Staples                          10
Energy                                     9
Other                                      6

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES        VALUE
                                                        --------   ------------
DOMESTIC COMMON STOCKS--96.8%

ADVERTISING--0.1%
   Interpublic Group of Cos., Inc. (The) (b) ........      8,900   $     85,885
                                                                   ------------
AEROSPACE & DEFENSE--2.2%
   Boeing Co. (The) .................................     12,200        856,928
   Goodrich Corp. ...................................      4,100        168,510
   Honeywell International, Inc. ....................      9,400        350,150
   Lockheed Martin Corp. ............................      4,500        286,335
   Northrop Grumman Corp. ...........................      8,500        510,935
   United Technologies Corp. ........................      3,100        173,321
                                                                   ------------
                                                                      2,346,179
                                                                   ------------
AGRICULTURAL PRODUCTS--0.4%
   Archer-Daniels-Midland Co. .......................      5,000        123,300
   Bunge Ltd. .......................................      4,400        249,084
                                                                   ------------
                                                                        372,384
                                                                   ------------
AIR FREIGHT & LOGISTICS--1.0%
   United Parcel Service, Inc. Class B ..............     14,400      1,082,160
                                                                   ------------
AIRLINES--0.2%
   Southwest Airlines Co. ...........................     10,500        172,515
                                                                   ------------
ALUMINUM--0.2%
   Alcoa, Inc. ......................................      7,725        228,428
                                                                   ------------
APPAREL RETAIL--0.6%
   Limited Brands, Inc. .............................     13,600        303,960
   TJX Cos., Inc. (The) .............................     14,000        325,220
                                                                   ------------
                                                                        629,180
                                                                   ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
   VF Corp. .........................................      4,000        221,360
                                                                   ------------
APPLICATION SOFTWARE--0.5%
   Autodesk, Inc. ...................................     12,400        532,580
                                                                   ------------

                                                         SHARES        VALUE
                                                        --------   ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.6%
   Ameriprise Financial, Inc. .......................      2,540   $    104,140
   Franklin Resources, Inc. .........................      3,100        291,431
   Legg Mason, Inc. .................................      2,100        251,349
                                                                   ------------
                                                                        646,920
                                                                   ------------
AUTO PARTS & EQUIPMENT--0.4%
   BorgWarner, Inc. .................................      2,700        163,701
   Dana Corp. .......................................      8,000         57,440
   Lear Corp. .......................................      5,700        162,222
                                                                   ------------
                                                                        383,363
                                                                   ------------
AUTOMOBILE MANUFACTURERS--0.3%
   Ford Motor Co. ...................................      9,800         75,656
   General Motors Corp. .............................     14,200        275,764
                                                                   ------------
                                                                        351,420
                                                                   ------------
BIOTECHNOLOGY--2.8%
   Amgen, Inc. (b) ..................................     15,700      1,238,102
   Applera Corp. - Applied Biosystems Group .........      9,500        252,320
   Genentech, Inc. (b) ..............................      2,500        231,250
   Gilead Sciences, Inc. (b) ........................     13,300        699,979
   MedImmune, Inc. (b) ..............................     16,100        563,822
                                                                   ------------
                                                                      2,985,473
                                                                   ------------
BROADCASTING & CABLE TV--0.7%
   Comcast Corp. Class A (b) ........................     20,400        529,584
   Univision Communications, Inc. Class A (b) .......      6,200        182,218
                                                                   ------------
                                                                        711,802
                                                                   ------------
BUILDING PRODUCTS--0.5%
   American Standard Cos., Inc. .....................      7,400        295,630
   Masco Corp. ......................................      6,600        199,254
                                                                   ------------
                                                                        494,884
                                                                   ------------
COMMERCIAL PRINTING--0.2%
   Donnelley (R.R.) & Sons Co. ......................      6,100        208,681
                                                                   ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                         SHARES        VALUE
                                                        --------   ------------
COMMUNICATIONS EQUIPMENT--2.5%
   ADC Telecommunications, Inc. (b) .................      4,285   $     95,727
   Cisco Systems, Inc. (b) ..........................     36,675        627,876
   Corning, Inc. (b) ................................     22,800        448,248
   Motorola, Inc. ...................................     23,600        533,124
   QUALCOMM, Inc. ...................................     19,500        840,060
   Tellabs, Inc. (b) ................................     12,000        130,800
                                                                   ------------
                                                                      2,675,835
                                                                   ------------
COMPUTER HARDWARE--3.7%
   Apple Computer, Inc. (b) .........................      6,300        452,907
   Dell, Inc. (b) ...................................     32,600        977,674
   Hewlett-Packard Co. ..............................     38,500      1,102,255
   International Business Machines Corp. ............     16,200      1,331,640
                                                                   ------------
                                                                      3,864,476
                                                                   ------------
COMPUTER STORAGE & PERIPHERALS--0.4%
   EMC Corp. (b) ....................................     27,700        377,274
                                                                   ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.1%
   Caterpillar, Inc. ................................      2,600        150,202
                                                                   ------------
CONSUMER FINANCE--0.6%
   American Express Co. .............................     12,700        653,542
                                                                   ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
   Electronic Data Systems Corp. ....................     12,000        288,480
   Fiserv, Inc. (b) .................................      7,300        315,871
                                                                   ------------
                                                                        604,351
                                                                   ------------
DEPARTMENT STORES--0.1%
   Federated Department Stores, Inc. ................      2,000        132,660
                                                                   ------------
DIVERSIFIED BANKS--4.1%
   Bank of America Corp. ............................     46,346      2,138,868
   Comerica, Inc. ...................................      6,100        346,236
   U.S. Bancorp .....................................     12,200        364,658
   Wachovia Corp. ...................................     15,615        825,409
   Wells Fargo & Co. ................................     10,200        640,866
                                                                   ------------
                                                                      4,316,037
                                                                   ------------
DIVERSIFIED CHEMICALS--0.8%
   Dow Chemical Co. (The) ...........................      4,600        201,572
   Du Pont (E.I.) de Nemours & Co. ..................      8,500        361,250
   PPG Industries, Inc. .............................      5,100        295,290
                                                                   ------------
                                                                        858,112
                                                                   ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   Cendant Corp. ....................................      9,500        163,875
                                                                   ------------
EDUCATION SERVICES--0.4%
   Apollo Group, Inc. Class A (b) ...................      3,700        223,702
   Strayer Education, Inc. ..........................      1,900        178,030
                                                                   ------------
                                                                        401,732
                                                                   ------------
ELECTRIC UTILITIES--1.8%
   American Electric Power Co., Inc. ................      7,400        274,466
   Entergy Corp. ....................................      5,200        356,980
   Exelon Corp. .....................................      7,000        371,980
   FirstEnergy Corp. ................................      4,200        205,758
   FPL Group, Inc. ..................................      5,400        224,424
   Pinnacle West Capital Corp. ......................      3,000        124,050
   Progress Energy, Inc. ............................      7,100        311,832
                                                                   ------------
                                                                      1,869,490
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
   Cooper Industries Ltd. Class A ...................      4,200        306,600
   Emerson Electric Co. .............................      3,500        261,450
   Hubbell, Inc. Class B ............................      3,800        171,456
                                                                   ------------
                                                                        739,506
                                                                   ------------

                                                         SHARES        VALUE
                                                        --------   ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.1%
   Vishay Intertechnology, Inc. (b) .................      5,500   $     75,680
                                                                   ------------
ELECTRONIC MANUFACTURING SERVICES--0.2%
   Sanmina-SCI Corp. (b) ............................     20,000         85,200
   Solectron Corp. (b) ..............................     40,100        146,766
                                                                   ------------
                                                                        231,966
                                                                   ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Waste Management, Inc. ...........................      6,000        182,100
                                                                   ------------
FOOD RETAIL--0.8%
   Albertson's, Inc. ................................      7,800        166,530
   Kroger Co. (The) (b) .............................      3,100         58,528
   Safeway, Inc. ....................................     10,000        236,600
   SUPERVALU, Inc. ..................................      8,300        269,584
   Whole Foods Market, Inc. .........................      2,000        154,780
                                                                   ------------
                                                                        886,022
                                                                   ------------
FOREST PRODUCTS--0.2%
   Weyerhaeuser Co. .................................      2,900        192,386
                                                                   ------------
GENERAL MERCHANDISE STORES--0.9%
   Target Corp. .....................................     17,350        953,730
                                                                   ------------
HEALTH CARE DISTRIBUTORS--0.1%
   McKesson Corp. ...................................      1,800         92,862
                                                                   ------------
HEALTH CARE EQUIPMENT--1.3%
   Baxter International, Inc. .......................      3,900        146,835
   Dade Behring Holdings, Inc. ......................      4,580        187,276
   Guidant Corp. ....................................      1,100         71,225
   Medtronic, Inc. ..................................      6,000        345,420
   St. Jude Medical, Inc. (b) .......................     13,100        657,620
                                                                   ------------
                                                                      1,408,376
                                                                   ------------
HEALTH CARE FACILITIES--0.3%
   HCA, Inc. ........................................      6,400        323,200
                                                                   ------------
HEALTH CARE SERVICES--0.8%
   Caremark Rx, Inc. (b) ............................     12,900        668,091
   Medco Health Solutions, Inc. (b) .................      3,200        178,560
                                                                   ------------
                                                                        846,651
                                                                   ------------
HOME ENTERTAINMENT SOFTWARE--0.5%
   Electronic Arts, Inc. (b) ........................     10,000        523,100
                                                                   ------------
HOME FURNISHING RETAIL--0.2%
   Williams-Sonoma, Inc. (b) ........................      3,800        163,970
                                                                   ------------
HOME IMPROVEMENT RETAIL--2.0%
   Home Depot, Inc. (The) ...........................     29,700      1,202,256
   Lowe's Cos., Inc. ................................     13,900        926,574
                                                                   ------------
                                                                      2,128,830
                                                                   ------------
HOMEBUILDING--0.4%
   Centex Corp. .....................................      3,700        264,513
   Pulte Homes, Inc. ................................      4,200        165,312
                                                                   ------------
                                                                        429,825
                                                                   ------------
HOTELS, RESORTS & CRUISE LINES--0.4%
   Carnival Corp. ...................................      7,700        411,719
                                                                   ------------
HOUSEHOLD PRODUCTS--3.1%
   Colgate-Palmolive Co. ............................     12,200        669,170
   Kimberly-Clark Corp. .............................      3,700        220,705
   Procter & Gamble Co. (The) .......................     40,195      2,326,487
                                                                   ------------
                                                                      3,216,362
                                                                   ------------
HOUSEWARES & SPECIALTIES--0.2%
   Fortune Brands, Inc. .............................      2,800        218,456
                                                                   ------------
HYPERMARKETS & SUPER CENTERS--0.7%
   Wal-Mart Stores, Inc. ............................     16,300        762,840
                                                                   ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                         SHARES        VALUE
                                                        --------   ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
   Constellation Energy Group, Inc. .................      3,500   $    201,600
                                                                   ------------
INDUSTRIAL CONGLOMERATES--4.1%
   3M Co. ...........................................      2,500        193,750
   General Electric Co. .............................    110,800      3,883,540
   Textron, Inc. ....................................      2,800        215,544
                                                                   ------------
                                                                      4,292,834
                                                                   ------------
INDUSTRIAL MACHINERY--0.4%
   Eaton Corp. ......................................      5,200        348,868
   Parker-Hannifin Corp. ............................      1,800        118,728
                                                                   ------------
                                                                        467,596
                                                                   ------------
INTEGRATED OIL & GAS--6.2%
   Amerada Hess Corp. ...............................      1,600        202,912
   Chevron Corp. ....................................     14,400        817,488
   ConocoPhillips ...................................     13,300        773,794
   Exxon Mobil Corp. ................................     67,700      3,802,709
   Marathon Oil Corp. ...............................      6,300        384,111
   Occidental Petroleum Corp. .......................      7,000        559,160
                                                                   ------------
                                                                      6,540,174
                                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES--1.7%
   AT&T, Inc. .......................................     21,900        536,331
   BellSouth Corp. ..................................     11,400        308,940
   Verizon Communications, Inc. .....................     30,300        912,636
                                                                   ------------
                                                                      1,757,907
                                                                   ------------
INTERNET RETAIL--0.8%
   eBay, Inc. (b) ...................................     18,600        804,450
                                                                   ------------
INTERNET SOFTWARE & SERVICES--1.0%
   Google, Inc. Class A (b) .........................        400        165,944
   Yahoo!, Inc. (b) .................................     23,400        916,812
                                                                   ------------
                                                                      1,082,756
                                                                   ------------
INVESTMENT BANKING & BROKERAGE--2.6%
   Goldman Sachs Group, Inc. (The) ..................      1,700        217,107
   Lehman Brothers Holdings, Inc. ...................      2,900        371,693
   Merrill Lynch & Co., Inc. ........................     15,900      1,076,907
   Morgan Stanley ...................................     15,400        873,796
   Schwab (Charles) Corp. (The) .....................     10,000        146,700
                                                                   ------------
                                                                      2,686,203
                                                                   ------------
LIFE & HEALTH INSURANCE--1.2%
   AFLAC, Inc. ......................................      7,500        348,150
   Lincoln National Corp. ...........................      7,000        371,210
   MetLife, Inc. ....................................      6,600        323,400
   UnumProvident Corp. ..............................     11,000        250,250
                                                                   ------------
                                                                      1,293,010
                                                                   ------------
MANAGED HEALTH CARE--1.3%
   UnitedHealth Group, Inc. .........................     19,600      1,217,944
   WellPoint, Inc.(b) ...............................      1,400        111,706
                                                                   ------------
                                                                      1,329,650
                                                                   ------------
MOVIES & ENTERTAINMENT--2.2%
   News Corp. Class A ...............................     19,800        307,890
   Time Warner, Inc. ................................     67,300      1,173,712
   Viacom, Inc. Class B .............................     13,200        430,320
   Walt Disney Co. (The) ............................     17,200        412,284
                                                                   ------------
                                                                      2,324,206
                                                                   ------------
MULTI-LINE INSURANCE--2.9%
   American International Group, Inc. ...............     32,200      2,197,006
   Hartford Financial Services Group, Inc. (The) ....      3,900        334,971
   Loews Corp. ......................................      5,200        493,220
                                                                   ------------
                                                                      3,025,197
                                                                   ------------

                                                         SHARES        VALUE
                                                        --------   ------------
MULTI-UTILITIES--0.8%
   Ameren Corp. .....................................      2,300   $    117,852
   DTE Energy Co. ...................................      6,000        259,140
   Sempra Energy ....................................      3,900        174,876
   Wisconsin Energy Corp. ...........................      2,800        109,368
   Xcel Energy, Inc. ................................     10,500        193,830
                                                                   ------------
                                                                        855,066
                                                                   ------------
OFFICE SERVICES & SUPPLIES--0.1%
   ACCO Brands Corp. (b) ............................        963         23,594
   Pitney Bowes, Inc. ...............................      2,600        109,850
                                                                   ------------
                                                                        133,444
                                                                   ------------
OIL & GAS DRILLING--0.5%
   Diamond Offshore Drilling, Inc. ..................      2,800        194,768
   GlobalSantaFe Corp. ..............................      3,250        156,488
   Transocean, Inc. (b) .............................      2,900        202,101
                                                                   ------------
                                                                        553,357
                                                                   ------------
OIL & GAS EQUIPMENT & SERVICES--0.9%
   Baker Hughes, Inc. ...............................      5,200        316,056
   Halliburton Co. ..................................      3,600        223,056
   Schlumberger Ltd. ................................      4,000        388,600
                                                                   ------------
                                                                        927,712
                                                                   ------------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
   Noble Energy, Inc. ...............................      4,400        177,320
                                                                   ------------
OIL & GAS STORAGE & TRANSPORTATION--0.2%
   El Paso Corp. ....................................     21,500        261,440
                                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.2%
   Citigroup, Inc. ..................................     56,100      2,722,533
   JPMorgan Chase & Co. .............................     43,932      1,743,661
                                                                   ------------
                                                                      4,466,194
                                                                   ------------
PACKAGED FOODS & MEATS--0.8%
   ConAgra Foods, Inc. ..............................      5,100        103,428
   Heinz (H.J.) Co. .................................      3,000        101,160
   Sara Lee Corp. ...................................      6,200        117,180
   Wrigley (Wm.) Jr. Co. ............................      7,200        478,728
                                                                   ------------
                                                                        800,496
                                                                   ------------
PAPER PACKAGING--0.2%
   Sonoco Products Co. ..............................      6,000        176,400
                                                                   ------------
PHARMACEUTICALS--6.3%
   Abbott Laboratories ..............................     14,700        579,621
   Bristol-Myers Squibb Co. .........................     17,400        399,852
   Forest Laboratories, Inc. (b) ....................     13,100        532,908
   Johnson & Johnson ................................     21,900      1,316,190
   Lilly (Eli) & Co. ................................     17,950      1,015,790
   Merck & Co., Inc. ................................     25,700        817,517
   Pfizer, Inc. .....................................     64,640      1,507,405
   Wyeth ............................................      9,300        428,451
                                                                   ------------
                                                                      6,597,734
                                                                   ------------
PHOTOGRAPHIC PRODUCTS--0.2%
   Eastman Kodak Co. ................................     10,050        235,170
                                                                   ------------
PROPERTY & CASUALTY INSURANCE--0.9%
   Axis Capital Holdings Ltd. .......................      6,600        206,448
   Chubb Corp. (The) ................................      2,600        253,890
   St. Paul Travelers Cos., Inc. (The) ..............     10,601        473,547
                                                                   ------------
                                                                        933,885
                                                                   ------------
PUBLISHING & PRINTING--0.1%
   Gannett Co., Inc. ................................        900         54,513
                                                                   ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                        SHARES       VALUE
                                                       --------  ------------
RAILROADS--1.0%
   Burlington Northern Santa Fe Corp. ..............      5,600  $    396,592
   CSX Corp. .......................................      9,000       456,930
   Norfolk Southern Corp. ..........................      5,000       224,150
                                                                 ------------
                                                                    1,077,672
                                                                 ------------
REGIONAL BANKS--2.1%
   AmSouth Bancorp .................................      5,600       146,776
   BB&T Corp. ......................................      5,200       217,932
   Commerce Bancorp, Inc. ..........................      7,100       244,311
   Huntington Bancshares, Inc. .....................      6,300       149,625
   KeyCorp .........................................      8,100       266,733
   National City Corp. .............................     14,700       493,479
   North Fork Bancorporation, Inc. .................      4,900       134,064
   PNC Financial Services Group, Inc. (The) ........      3,100       191,673
   SunTrust Banks, Inc. ............................      5,500       400,180
                                                                 ------------
                                                                    2,244,773
                                                                 ------------
REITS--0.2%
   Equity Residential ..............................      5,700       222,984
                                                                 ------------
RESTAURANTS--0.6%
   McDonald's Corp. ................................     14,500       488,940
   Yum! Brands, Inc. ...............................      2,300       107,824
                                                                 ------------
                                                                      596,764
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.2%
   Applied Materials, Inc. .........................     12,000       215,280
                                                                 ------------
SEMICONDUCTORS--3.0%
   Agere Systems, Inc. (b) .........................     12,300       158,670
   Broadcom Corp. Class A (b) ......................     12,650       596,447
   Intel Corp. .....................................     61,975     1,546,896
   Texas Instruments, Inc. .........................     27,500       881,925
                                                                 ------------
                                                                    3,183,938
                                                                 ------------
SOFT DRINKS--1.7%
   Coca-Cola Co. (The) .............................     20,200       814,262
   Coca-Cola Enterprises, Inc. .....................      3,800        72,846
   PepsiCo, Inc. ...................................     16,000       945,280
                                                                 ------------
                                                                    1,832,388
                                                                 ------------
SPECIALTY CHEMICALS--0.2%
   Lubrizol Corp. (The) ............................      5,100       221,493
                                                                 ------------
SPECIALTY STORES--0.2%
   Office Depot, Inc. (b) ..........................      6,100       191,540
                                                                 ------------
STEEL--0.3%
   United States Steel Corp. .......................      6,400       307,648
                                                                 ------------
SYSTEMS SOFTWARE--3.3%
   McAfee, Inc. (b) ................................      6,200       168,206
   Microsoft Corp. .................................    103,200     2,698,680
   Oracle Corp. (b) ................................     48,100       587,301
                                                                 ------------
                                                                    3,454,187
                                                                 ------------
TECHNOLOGY DISTRIBUTORS--0.1%
   Tech Data Corp. (b) .............................      2,800       111,104
                                                                 ------------

                                                        SHARES       VALUE
                                                       --------  ------------
THRIFTS & MORTGAGE FINANCE--1.4%
   Fannie Mae ......................................     12,450  $    607,684
   Freddie Mac .....................................      2,400       156,840
   Washington Mutual, Inc. .........................     17,300       752,550
                                                                 ------------
                                                                    1,517,074
                                                                 ------------
TIRES & RUBBER--0.1%
   Cooper Tire & Rubber Co. ........................      6,800       104,176
                                                                 ------------
TOBACCO--2.1%
   Altria Group, Inc. ..............................     24,400     1,823,168
   Reynolds American, Inc. .........................      3,700       352,721
                                                                 ------------
                                                                    2,175,889
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
   Crown Castle International Corp. (b) ............      6,000       161,460
   Sprint Nextel Corp. .............................     36,456       851,612
                                                                 ------------
                                                                    1,013,072
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $86,226,982) ...................              101,756,677
                                                                 ------------
FOREIGN COMMON STOCKS(c)--2.4%

ELECTRONIC MANUFACTURING SERVICES--0.1%
   Flextronics International Ltd. (Singapore) (b) ..      7,000        73,080
                                                                 ------------
HEALTH CARE SUPPLIES--0.2%
   Alcon, Inc. (United States) .....................      1,800       233,280
                                                                 ------------
INDUSTRIAL CONGLOMERATES--0.5%
   Tyco International Ltd. (United States) .........     19,700       568,542
                                                                 ------------
INDUSTRIAL MACHINERY--0.3%
   Ingersoll-Rand Co. Ltd. Class A (United States)..      7,000       282,590
                                                                 ------------
OIL & GAS DRILLING--0.4%
   Nabors Industries Ltd. (United States) (b) ......      5,450       412,837
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.7%
   ACE Ltd. (United States) ........................      7,600       406,144
   XL Capital Ltd. Class A (United States) .........      4,500       303,210
                                                                 ------------
                                                                      709,354
                                                                 ------------
SEMICONDUCTORS--0.2%
   Marvell Technology Group Ltd. (Japan) (b) .......      4,120       231,091
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,757,421) ....................                2,510,774
                                                                 ------------
RIGHTS--0.0%
COMPUTER STORAGE & PERIPHERALS--0.0%
   Seagate Technology Tax Refund Rights (b)(d) .....      7,900           948
                                                                 ------------
TOTAL RIGHTS
   (Identified cost $0) ............................                      948
                                                                 ------------
TOTAL INVESTMENTS--99.2%
   (Identified cost $87,984,403) ...................              104,268,399(a)
   Other assets and liabilities, net--0.8% .........                  790,098
                                                                 ------------
NET ASSETS--100.0% .................................             $105,058,497
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $21,259,467 and gross depreciation of $5,797,995 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $88,806,927.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2005, this security amounted to a value of $948 or 0% of net assets. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
  (Identified cost $87,984,403) ...............................   $ 104,268,399
Receivables
   Investment securities sold .................................       1,596,001
   Dividends and interest .....................................         136,820
   Fund shares sold ...........................................          42,540
   Tax reclaims ...............................................             709
Prepaid expenses ..............................................           6,773
                                                                  -------------
      Total assets ............................................     106,051,242
                                                                  -------------
LIABILITIES
Cash overdraft ................................................         852,503
Payables
   Fund shares repurchased ....................................          42,677
   Investment advisory fee ....................................          37,766
   Financial agent fee ........................................           7,821
   Administration fee .........................................           6,719
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          44,025
                                                                  -------------
      Total liabilities .......................................         992,745
                                                                  -------------
NET ASSETS ....................................................   $ 105,058,497
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 113,804,306
   Undistributed net investment income ........................          98,232
   Accumulated net realized loss ..............................     (25,128,037)
   Net unrealized appreciation ................................      16,283,996
                                                                  -------------
NET ASSETS ....................................................   $ 105,058,497
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization .....................................       9,283,611
                                                                  =============
Net asset value and offering price per share ..................   $       11.32
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $   2,071,609
   Interest ...................................................          16,978
   Foreign taxes withheld .....................................            (970)
                                                                  -------------
      Total investment income .................................       2,087,617
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         501,703
   Financial agent fee ........................................          94,971
   Administration fee .........................................          81,387
   Professional ...............................................          33,587
   Printing ...................................................          27,715
   Custodian ..................................................          26,092
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          26,853
                                                                  -------------
      Total expenses ..........................................         804,137
   Less expenses reimbursed by investment advisor .............         (79,455)
                                                                  -------------
      Net expenses ............................................         724,682
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................       1,362,935
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       2,505,644
   Net change in unrealized appreciation (depreciation)
     on investments ...........................................         (33,457)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       2,472,187
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $   3,835,122
                                                                  =============

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED       YEAR ENDED
                                                                                      DECEMBER 31,     DECEMBER 31,
                                                                                         2005             2004
                                                                                     -------------    -------------
FROM OPERATIONS
   Net investment income (loss) ..................................................   $   1,362,935    $   1,651,535
   Net realized gain (loss) ......................................................       2,505,644        2,904,223
   Net change in unrealized appreciation (depreciation) ..........................         (33,457)       6,199,752
                                                                                     -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................       3,835,122       10,755,510
                                                                                     -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................................      (1,364,442)      (1,678,601)
                                                                                     -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................      (1,364,442)      (1,678,601)
                                                                                     -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (270,859 and 1,183,522 shares,
      respectively)* . ...........................................................       2,947,013       12,286,387*
   Net asset value of shares issued from reinvestment of distributions
      (123,133 and 156,060 shares,respectively) ..................................       1,364,442        1,678,601
   Cost of shares repurchased (1,934,278 and 1,325,143 shares, respectively)* ....     (21,352,246)     (13,747,718)*
                                                                                     -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................     (17,040,791)         217,270
                                                                                     -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................     (14,570,111)       9,294,179
NET ASSETS
   Beginning of period ...........................................................     119,628,608      110,334,429
                                                                                     -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET
      INVESTMENT INCOME OF $98,232 AND $99,739, RESPECTIVELY] ....................   $ 105,058,497    $ 119,628,608
                                                                                     =============    =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                    2005          2004         2003           2002         2001(1)
                                                  ---------     ---------    ---------     ----------     ---------
Net asset value, beginning of period ..........   $   11.05     $   10.21    $    8.17     $    10.81     $   12.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...............        0.13(2)       0.15         0.10           0.08          0.09
   Net realized and unrealized gain (loss) ....        0.28          0.84         2.04          (2.63)        (1.57)
                                                  ---------     ---------    ---------     ----------     ---------
      TOTAL FROM INVESTMENT OPERATIONS ........        0.41          0.99         2.14          (2.55)        (1.48)
                                                  ---------     ---------    ---------     ----------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income .......       (0.14)        (0.15)       (0.10)         (0.09)        (0.08)
   Distributions from net realized gains ......          --            --           --             --         (0.07)
                                                  ---------     ---------    ---------     ----------     ---------
      TOTAL DISTRIBUTIONS .....................       (0.14)        (0.15)       (0.10)         (0.09)        (0.15)
                                                  ---------     ---------    ---------     ----------     ---------
CHANGE IN NET ASSET VALUE .....................        0.27          0.84         2.04          (2.64)        (1.63)
                                                  ---------     ---------    ---------     ----------     ---------
NET ASSET VALUE, END OF PERIOD ................   $   11.32     $   11.05    $   10.21     $     8.17     $   10.81
                                                  =========     =========    =========     ==========     =========

Total return ..................................        3.69%         9.84%       26.23%        (23.68)%      (11.90)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ......   $ 105,058     $ 119,629    $ 110,334     $   82,978     $ 105,493
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .....................        0.65%         0.65%        0.65%          0.63%         0.55%
   Gross operating expenses ...................        0.72%         0.72%        0.72%          0.74%         0.70%
   Net investment income (loss) ...............        1.22%         1.44%        1.18%          0.91%         0.80%
Portfolio turnover ............................          14%           22%          52%            44%           40%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGERS, MICHAEL SCHATT AND GEOFFREY P. DYBAS, CFA

Q: HOW DID THE PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 15.10%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the NAREIT Equity Index, the series style-specific benchmark, returned 12.17%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE REAL ESTATE MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The series' benchmark, the NAREIT Equity Index, delivered a 12.17% return for the one-year period ended December 31, 2005. This return was greater than our initial outlook of mid-single digit performance. Drivers included improving fundamentals, a more stable 10-year Treasury bond than anticipated by the market, and an increased number of mergers and acquisitions within the REIT class. Specifically, we noticed a trend where the private market was willing to pay more for certain publicly-traded REITs than the public market.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series' outperformed the benchmark during the fiscal year. Stock selectivity drove the majority of our upside to the benchmark, particularly within the office and regional mall sectors, followed by a positive benefit from our weightings of the 13 different property sectors.

      The series has been consistent in obtaining the majority of the upside performance from our bottom-up research efforts of selecting and weighting individual REITs. Our team spends a significant amount of its time on the road meeting with all levels of management for the companies in the REIT universe.

      In our view, consistent management has been key to the series' strong, long-term performance -- and that continued in 2005. The same team has been managing the portfolio for over eight years, maintaining the same philosophy, style, process and discipline throughout this time.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Real Estate Securities Series               15.10%         20.70%        16.21%
--------------------------------------------------------------------------------
S&P 500(R) Index                             4.93%          0.55%         9.12%
--------------------------------------------------------------------------------
NAREIT Equity Index                         12.17%         19.07%        14.50%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                   Real Estate           NAREIT Equity        S&P 500(R)
                Securities Series            Index              Index
                -----------------       --------------        ----------
12/29/1995           $10,000               $10,000             $10,000
12/31/1996            13,309                13,525              12,325
12/31/1997            16,244                16,269              16,438
12/31/1998            12,801                13,421              21,165
12/31/1999            13,412                12,802              25,639
12/29/2000            17,540                16,176              23,283
12/31/2001            18,701                18,430              20,518
12/31/2002            20,960                19,133              15,984
12/31/2003            28,981                26,238              20,573
12/31/2004            39,035                34,520              22,807
12/31/2005            44,928                38,721              23,931

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Duff & Phelps Real Estate Securities Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                              BEGINNING          ENDING         EXPENSES PAID
DUFF & PHELPS REAL ESTATE   ACCOUNT VALUE     ACCOUNT VALUE        DURING
    SECURITIES SERIES       JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
-------------------------   -------------   -----------------   -------------
Actual                        $ 1,000.00        $ 1,093.00          $ 5.50

Hypothetical (5% return
  before expenses)              1,000.00          1,019.88            5.33

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.04%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 15.10%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,151.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. Simon Property Group, Inc.                                              7.0%
 2. General Growth Properties, Inc.                                         5.7%
 3. ProLogis                                                                5.6%
 4. Host Marriott Corp.                                                     4.7%
 5. SL Green Realty Corp.                                                   4.7%
 6. Vornado Realty Trust                                                    4.5%
 7. Boston Properties, Inc.                                                 4.0%
 8. Developers Diversified Realty Corp.                                     3.9%
 9. Macerich Co. (The)                                                      3.8%
10. Equity Residential                                                      3.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------
As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Office                                    19%
Regional Malls                            17
Apartments                                17
Industrial                                11
Shopping Centers                          11
Lodging/Resorts                           10
Self Storage                               5
Other                                     10

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--98.0%

REAL ESTATE INVESTMENT TRUSTS--96.5%
DIVERSIFIED--4.5%
   Vornado Realty Trust ............................      75,035  $ 6,263,172
HEALTH CARE--1.9%
   Ventas, Inc. ....................................      80,502    2,577,674
INDUSTRIAL/OFFICE--31.2%

INDUSTRIAL--11.2%
   AMB Property Corp. ..............................      59,840    2,942,333
   CenterPoint Properties Trust ....................      96,294    4,764,627
   ProLogis ........................................     165,396    7,727,301
                                                                  -----------
                                                                   15,434,261
                                                                  -----------
MIXED--0.9%
   Digital Realty Trust, Inc. ......................      53,551    1,211,859
OFFICE--19.1%
   Alexandria Real Estate Equities, Inc. ...........      41,466    3,338,013
   Boston Properties, Inc. .........................      73,566    5,453,448
   Corporate Office Properties Trust ...............     128,486    4,566,392
   Kilroy Realty Corp. .............................      38,166    2,362,475
   Reckson Associates Realty Corp. .................     110,816    3,987,160
   SL Green Realty Corp. ...........................      84,431    6,449,684
                                                                  -----------
                                                                   26,157,172
                                                                  -----------
TOTAL INDUSTRIAL/OFFICE ............................               42,803,292
                                                                  -----------
LODGING/RESORTS--9.9%
   Host Marriott Corp. .............................     341,606    6,473,434
   Innkeepers USA Trust ............................      85,718    1,371,488
   LaSalle Hotel Properties ........................      61,511    2,258,684
   Sunstone Hotel Investors, Inc. ..................     130,340    3,463,134
                                                                  -----------
                                                                   13,566,740
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
RESIDENTIAL--16.4%

APARTMENTS--16.4%
   Archstone-Smith Trust ...........................     113,580  $ 4,757,866
   AvalonBay Communities, Inc. .....................      39,444    3,520,377
   Camden Property Trust ...........................      40,529    2,347,440
   Equity Residential ..............................     132,159    5,170,060
   Essex Property Trust, Inc. ......................      43,440    4,005,168
   United Dominion Realty Trust, Inc. ..............     118,698    2,782,281
                                                                  -----------
TOTAL RESIDENTIAL ..................................               22,583,192
                                                                  -----------
RETAIL--27.3%

REGIONAL MALLS--16.5%
   General Growth Properties, Inc. .................     165,963    7,798,601
   Macerich Co. (The) ..............................      78,249    5,253,638
   Simon Property Group, Inc. ......................     125,740    9,635,456
                                                                  -----------
                                                                   22,687,695
                                                                  -----------
SHOPPING CENTERS--10.8%
   Developers Diversified Realty Corp. .............     115,124    5,413,130
   Kimco Realty Corp. ..............................     108,499    3,480,648
   Pan Pacific Retail Properties, Inc. .............      48,558    3,248,045
   Regency Centers Corp. ...........................      44,546    2,625,987
                                                                  -----------
                                                                   14,767,810
                                                                  -----------
TOTAL RETAIL .......................................               37,455,505
                                                                  -----------
SELF STORAGE--5.3%
   Extra Space Storage, Inc. .......................     124,122    1,911,479
   Public Storage, Inc. ............................      54,550    3,694,126
   U-Store-It Trust ................................      78,729    1,657,245
                                                                  -----------
                                                                    7,262,850
                                                                  -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
   (Identified cost $84,284,190) ...................              132,512,425
                                                                  -----------

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                                                     SHARES         VALUE
                                                   ---------    ------------
HOTELS, RESORTS & CRUISE LINES--1.5%
   Starwood Hotels & Resorts Worldwide, Inc.
   (Identified cost $1,369,378) ................      32,423    $   2,070,533
                                                                -------------
TOTAL LONG TERM INVESTMENTS--98.0%
   (Identified cost $85,653,568) ...............                  134,582,958
                                                                -------------
                                                      PAR
                                                     VALUE
                                                     (000)
                                                   ---------
SHORT-TERM INVESTMENTS--1.6%

COMMERCIAL PAPER(b)--1.6%
   CAFCO LLC 4.12%, 1/3/06 .....................   $   2,140        2,139,510
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,139,510) ................                    2,139,510
                                                                -------------
TOTAL INVESTMENTS--99.6%
   (Identified Cost $87,793,078) ...............                  136,722,468(a)
   Other assets and liabilities, net--0.4% .....                      558,439
                                                                -------------
NET ASSETS--100.0% .............................                $ 137,280,907
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $48,904,520 and gross depreciation of $0 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $87,817,948.

(b)   The rate shown is the discount rate.

(c)   Table excludes short-term investments.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $87,793,078) ..  $  136,722,468
Cash ..........................................................           4,682
Receivables
   Dividends ..................................................         673,423
   Fund shares sold ...........................................          79,600
Prepaid expenses ..............................................           7,045
                                                                 --------------
      Total assets ............................................     137,487,218
                                                                 --------------

LIABILITIES
Payables
   Fund shares repurchased ....................................          43,864
   Investment securities purchased ............................           1,868
   Investment advisory fee ....................................          87,318
   Professional fee ...........................................          27,793
   Printing fee ...............................................          19,442
   Financial agent fee ........................................           8,902
   Administration fee .........................................           8,499
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................           7,391
                                                                 --------------
      Total liabilities .......................................         206,311
                                                                 --------------
NET ASSETS ....................................................  $  137,280,907
                                                                 ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........  $   86,007,934
   Accumulated net realized gain ..............................       2,343,583
   Net unrealized appreciation ................................      48,929,390
                                                                 --------------
NET ASSETS ....................................................  $  137,280,907
                                                                 ==============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       4,836,513
                                                                 ==============
Net asset value and offering price per share ..................  $        28.38
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................  $    3,205,101
   Interest ...................................................         119,478
   Foreign taxes withheld .....................................            (594)
                                                                 --------------
      Total investment income .................................       3,323,985
                                                                 --------------
EXPENSES
   Investment advisory fee ....................................         940,602
   Financial agent fee ........................................         102,665
   Administration fee .........................................          91,552
   Printing ...................................................          63,988
   Professional ...............................................          33,487
   Custodian ..................................................          23,492
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          26,119
                                                                 --------------
      Total expenses ..........................................       1,293,734
   Less custodian fees paid indirectly ........................             (19)
                                                                 --------------
      Net expenses ............................................       1,293,715
                                                                 --------------
NET INVESTMENT INCOME (LOSS) ..................................       2,030,270
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       7,369,413
   Net change in unrealized appreciation (depreciation) on
      investments .............................................       8,683,186
                                                                 --------------
NET GAIN (LOSS) ON INVESTMENTS ................................      16,052,599
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................  $   18,082,869
                                                                 ==============

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED     YEAR ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
                                                                                         2005            2004
                                                                                     -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ...................................................  $   2,030,270   $   2,367,426
   Net realized gain (loss) .......................................................      7,369,413      10,923,780
   Net change in unrealized appreciation (depreciation) ...........................      8,683,186      16,618,015
                                                                                     -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................     18,082,869      29,909,221
                                                                                     -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................................     (2,048,966)     (2,465,285)
   Net realized short-term gains ..................................................       (278,381)       (666,839)
   Net realized long-term gains ...................................................     (6,536,217)     (9,086,931)
                                                                                     -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................     (8,863,564)    (12,219,055)
                                                                                     -------------   -------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (451,133 and 841,460 shares,
      respectively)* ..............................................................     12,005,416      20,135,380*
   Net asset value of shares issued from reinvestment of distributions
      (319,323 and 476,257 shares, respectively) ..................................      8,863,564      12,219,055
   Cost of shares repurchased (556,092 and 694,445 shares, respectively)* .........    (14,792,173)    (15,435,332)*
                                                                                     -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................      6,076,807      16,919,103
                                                                                     -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................     15,296,112      34,609,269
NET ASSETS
   Beginning of period ............................................................    121,984,795      87,375,526
                                                                                     -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $0 AND $18,696, RESPECTIVELY] .....................................  $ 137,280,907   $ 121,984,795
                                                                                     =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                   2005          2004         2003         2002           2001
                                                ----------    ----------   ----------   ----------    -------------
Net asset value, beginning of period .........  $    26.39    $    21.85   $    16.85   $    15.70    $       15.33
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............        0.44(2)       0.56         0.64         0.63(1)          0.62
   Net realized and unrealized gain (loss) ...        3.46          6.87         5.67         1.26             0.37
                                                ----------    ----------   ----------   ----------    -------------
     TOTAL FROM INVESTMENT OPERATIONS ........        3.90          7.43         6.31         1.89             0.99
                                                ----------    ----------   ----------   ----------    -------------

LESS DISTRIBUTIONS
   Dividends from net investment income ......       (0.44)        (0.59)       (0.66)       (0.65)           (0.62)
   Distributions from net realized gains .....       (1.47)        (2.30)       (0.65)       (0.09)              --
                                                ----------    ----------   ----------   ----------    -------------
     TOTAL DISTRIBUTIONS .....................       (1.91)        (2.89)       (1.31)       (0.74)           (0.62)
                                                ----------    ----------   ----------   ----------    -------------
CHANGE IN NET ASSET VALUE ....................        1.99          4.54         5.00         1.15             0.37
                                                ----------    ----------   ----------   ----------    -------------
NET ASSET VALUE, END OF PERIOD ...............  $    28.38    $    26.39   $    21.85   $    16.85  $         15.70
                                                ==========    ==========   ==========   ==========    =============
Total return .................................       15.10%        34.69%       38.27%       12.08%            6.62%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....  $  137,281    $  121,985   $   87,376   $   63,452   $       41,506
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................        1.03%         1.04%        1.07%        1.09%            1.00%
   Gross operating expenses ..................        1.03%         1.04%        1.12%        1.16%            1.32%
   Net investment income (loss) ..............        1.62%         2.39%        4.72%        3.96%            4.21%
Portfolio turnover ...........................          26%           27%          27%          27%              37%

(1) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ENGEMANN CAPITAL GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the reporting period, the series returned 3.71%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, and the Russell 1000(R) Growth Index, the series' style-specific benchmark, returned 5.26%. As of October 31, 2005, the series' style benchmark was changed to the Russell 1000 Growth Index from the S&P 500/Barra Growth Index. All S&P/Barra indices ceased to exist as of December 16, 2005, and the Russell index more closely reflects the market sectors in which the portfolio invests. All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: For the year, we finished slightly ahead of the S&P 500/Barra Growth Index, which, as mentioned earlier, was our benchmark index until October when it was changed to the Russell 1000 Growth.

      The biggest positive contributor to performance for the year was stock selection in the technology sector. In technology, the big winners for the year were Apple Computer and our bet on semiconductors including Taiwan Semiconductor and Texas Instruments. The next top sector was health care. We experienced very strong gains by biotech firms Genentech and Gilead Sciences. Both companies continue to benefit from robust new product pipelines. In addition, Amgen also outperformed the benchmark for the year. Outside of biotech, generic drug maker Teva Pharmaceutical also significantly outperformed.

      The biggest negative contributor to performance in 2005 was our lack of exposure to energy, which was among the strongest sectors in the benchmark. Despite missing this move in commodity costs in 2005, we continue to believe that energy costs are inflated and therefore we are reluctant to chase performance in this sector. From a stock-specific perspective, our two biggest losers for the year were Dell and Kinetic Concepts. Avon Products and United Parcel Service also negatively contributed to performance for the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Capital Growth Series                                3.71%   (7.49)%     2.50%
--------------------------------------------------------------------------------
S&P 500(R) Index                                     4.93%    0.55%      9.12%
--------------------------------------------------------------------------------
S&P 500/Barra Growth Index                           3.46%   (1.65)%     8.27%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index                         5.26%   (3.58)%     6.73%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                                     S&P 500(R)/
               Capital Growth    Russell 1000(R)     Citigroup      S&P 500(R)
                   Series         Growth Index      Growth Index      Index
               --------------    ---------------    ------------    ----------
12/29/1995         $10,000          $10,000           $10,000        $10,000
12/31/1996          11,258           12,312            12,397         12,325
12/31/1997          13,630           16,066            16,926         16,438
12/31/1998          17,721           22,285            24,061         21,165
12/31/1999          22,979           29,674            30,858         25,639
12/29/2000          18,895           23,020            24,045         23,283
12/31/2001          12,363           18,318            20,983         20,518
12/31/2002           9,296           13,211            16,034         15,984
12/31/2003          11,758           17,141            20,151         20,573
12/31/2004          12,342           18,220            21,388         22,807
12/31/2005          12,801           19,179            22,127         23,932

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Capital Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING         ENDING        EXPENSES PAID
                                ACCOUNT VALUE   ACCOUNT VALUE        DURING
ENGEMANN CAPITAL GROWTH SERIES  JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
------------------------------  -------------  -----------------  -------------
Actual                            $ 1,000.00      $ 1,072.00         $ 4.76

Hypothetical (5% return
  before expenses)                  1,000.00        1,020.56           4.65

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.91%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 3.71%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,037.10.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    5.2%
 2. Lowe's Cos., Inc.                                                       4.7%
 3. Medtronic, Inc.                                                         4.6%
 4. Amgen, Inc.                                                             4.2%
 5. Intel Corp.                                                             4.1%
 6. Cisco Systems, Inc.                                                     3.9%
 7. Procter & Gamble Co. (The)                                              3.2%
 8. Citigroup, Inc.                                                         3.2%
 9. Target Corp.                                                            3.1%
10. SAP AG Sponsored ADR                                                    3.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    31%
Consumer Discretionary                    21
Health Care                               16
Industrials                               15
Financials                                 8
Consumer Staples                           7
Other                                      2

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                       SHARES       VALUE
                                                     ----------  ------------
DOMESTIC COMMON STOCKS--90.2%

AIR FREIGHT & LOGISTICS--4.4%
   FedEx Corp. ....................................     104,000  $ 10,752,560
   United Parcel Service, Inc. Class B ............     129,100     9,701,865
                                                                 ------------
                                                                   20,454,425
                                                                 ------------
APPLICATION SOFTWARE--1.4%
   Adobe Systems, Inc. ............................     172,000     6,357,120
                                                                 ------------
BIOTECHNOLOGY--6.9%
   Amgen, Inc. (b) ................................     245,600    19,368,016
   Genentech, Inc. (b) ............................      77,000     7,122,500
   Gilead Sciences, Inc. (b) ......................     101,000     5,315,630
                                                                 ------------
                                                                   31,806,146
                                                                 ------------
COMMUNICATIONS EQUIPMENT--5.0%
   Cisco Systems, Inc. (b) ........................   1,065,520    18,241,702
   QUALCOMM, Inc. .................................     109,000     4,695,720
                                                                 ------------
                                                                   22,937,422
                                                                 ------------
COMPUTER HARDWARE--4.1%
   Apple Computer, Inc. (b) .......................     173,000    12,436,970
   Dell, Inc. (b) .................................     212,000     6,357,880
                                                                 ------------
                                                                   18,794,850
                                                                 ------------
CONSUMER FINANCE--2.1%
   SLM Corp. ......................................     178,400     9,828,056
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--3.0%
   First Data Corp. ...............................     324,000    13,935,240
                                                                 ------------
DEPARTMENT STORES--1.1%
   Kohl's Corp. (b)   .............................     103,000     5,005,800
                                                                 ------------
DRUG RETAIL--1.4%
   Walgreen Co. ...................................     144,000     6,373,440
                                                                 ------------

                                                       SHARES       VALUE
                                                     ----------  ------------
FOOTWEAR--1.5%
   NIKE, Inc. Class B .............................      78,000  $  6,769,620
                                                                 ------------
GENERAL MERCHANDISE STORES--3.0%
   Target Corp. ...................................     257,000    14,127,290
                                                                 ------------
HEALTH CARE EQUIPMENT--4.6%
   Medtronic, Inc. ................................     369,920    21,296,294
                                                                 ------------
HEALTH CARE SERVICES--1.7%
   Medco Health Solutions, Inc. (b) ...............     143,700     8,018,460
                                                                 ------------
HOME IMPROVEMENT RETAIL--4.7%
   Lowe's Cos., Inc. ..............................     326,900    21,791,154
                                                                 ------------
HOUSEHOLD PRODUCTS--3.2%
   Procter & Gamble Co. (The) .....................     255,000    14,759,400
                                                                 ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--1.5%
   Monster Worldwide, Inc. (b) ....................     176,000     7,184,320
                                                                 ------------
INDUSTRIAL CONGLOMERATES--5.2%
   General Electric Co. ...........................     689,800    24,177,490
                                                                 ------------
INDUSTRIAL MACHINERY--2.1%
   Illinois Tool Works, Inc. ......................     113,000     9,942,870
                                                                 ------------
INTERNET RETAIL--2.2%
   eBay, Inc. (b) .................................     232,000    10,034,000
                                                                 ------------
INTERNET SOFTWARE & SERVICES--2.9%
   Yahoo!, Inc. (b) ...............................     339,000    13,282,020
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.3%
   Morgan Stanley .................................     186,700    10,593,358
                                                                 ------------
MANAGED HEALTH CARE--1.6%
   UnitedHealth Group, Inc. .......................     119,000     7,394,660
                                                                 ------------

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

                                                       SHARES       VALUE
                                                     ----------  ------------
MOVIES & ENTERTAINMENT--4.9%
   News Corp. Class B .............................     801,000  $ 13,304,610
   Walt Disney Co. (The) ..........................     394,000     9,444,180
                                                                 ------------
                                                                   22,748,790
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.2%
   Citigroup, Inc. ................................     302,300    14,670,619
                                                                 ------------
RESTAURANTS--1.9%
   Starbucks Corp. (b) ............................     298,000     8,942,980
                                                                 ------------
SEMICONDUCTORS--6.2%
   Intel Corp. ....................................     768,030    19,170,029
   Maxim Integrated Products, Inc. ................     260,000     9,422,400
                                                                 ------------
                                                                   28,592,429
                                                                 ------------
SOFT DRINKS--2.3%
   PepsiCo, Inc. ..................................     180,000    10,634,400
                                                                 ------------
SPECIALTY STORES--2.0%
   Staples, Inc. ..................................     414,500     9,413,295
                                                                 ------------
SYSTEMS SOFTWARE--2.5%
   Microsoft Corp. ................................     438,400    11,464,160
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS--1.3%
   Fastenal Co. ...................................     152,000     5,956,880
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $344,939,566) .................               417,286,988
                                                                 ------------
FOREIGN COMMON STOCKS(c)--7.1%

APPLICATION SOFTWARE--3.0%
   SAP AG Sponsored ADR (Germany) .................     312,000    14,061,840
                                                                 ------------
PHARMACEUTICALS--1.5%
   Teva Pharmaceutical Industries Ltd.
      Sponsored ADR (United States) ...............     159,000     6,838,590
                                                                 ------------
SEMICONDUCTORS--2.6%
   Taiwan Semiconductor Manufacturing Co. Ltd.
      Sponsored ADR (Taiwan) ......................   1,202,946    11,921,195
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $26,639,485) ..................                32,821,625
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--97.3%
   (Identified cost $371,579,051) .................               450,108,613
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                     ----------  ------------
SHORT-TERM INVESTMENTS--2.6%

COMMERCIAL PAPER(d)--2.6%
   UBS Finance Delaware LLC 4.19%, 1/3/06 .........  $    2,500  $  2,499,418
   Cargill, Inc. 4.32%, 1/5/06 ....................       1,800     1,799,136
   Private Export Funding Corp. 3.92%, 1/5/06 .....       2,650     2,648,826
   George Street Finance LLC 4.35%, 1/12/06 .......       2,623     2,619,514
   Ranger Funding Co. LLC 4.25%, 1/12/06 ..........       2,470     2,466,792
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $12,033,706) ..................                12,033,686
                                                                 ------------
TOTAL INVESTMENTS--99.9%
   (Identified cost $383,612,757) .................               462,142,299(a)
   Other assets and liabilities, net--0.1% ........                   259,745
                                                                 ------------
NET ASSETS--100.0% ................................              $462,402,044
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $82,218,890 and gross depreciation of $4,120,771 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $384,044,180.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $383,612,757) .............................   $ 462,142,299
Cash ..........................................................             689
Receivables
   Dividends ..................................................         470,922
   Litigation income ..........................................         343,295
   Fund shares sold ...........................................          82,405
   Tax reclaims ...............................................           4,376
Prepaid expenses ..............................................          30,234
                                                                  -------------
      Total assets ............................................     463,074,220
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ....................................         265,384
   Investment advisory fee ....................................         270,778
   Printing fee ...............................................          39,904
   Administration fee .........................................          29,218
   Financial agent fee ........................................          24,330
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          41,328
                                                                  -------------
      Total liabilities .......................................         672,176
                                                                  -------------
NET ASSETS ....................................................   $ 462,402,044
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 692,205,606
   Accumulated net realized loss ..............................    (308,333,104)
   Net unrealized appreciation ................................      78,529,542
                                                                  -------------
NET ASSETS ....................................................   $ 462,402,044
                                                                  =============
Shares of beneficial interest outstanding,
   $1 par value, unlimited authorization ......................      31,310,302
                                                                  =============
Net asset value and offering price per share ..................   $       14.77
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $   4,347,543
   Interest ...................................................         460,407
   Foreign taxes withheld .....................................        (127,241)
                                                                  -------------
      Total investment income .................................       4,680,709
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................       3,332,368
   Financial agent fee ........................................         302,103
   Administration fee .........................................         360,682
   Printing ...................................................         175,629
   Custodian ..................................................          74,664
   Professional ...............................................          38,833
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          87,591
                                                                  -------------
      Total expenses ..........................................       4,383,699
   Less custodian fees paid indirectly ........................          (2,172)
                                                                  -------------
      Net expenses ............................................       4,381,527
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................         299,182
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................      39,046,336
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................     (25,108,817)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................      13,937,519
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $  14,236,701
                                                                  =============

                       See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED       YEAR ENDED
                                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2004
                                                                                            -------------    -------------
FROM OPERATIONS
   Net investment income (loss) .........................................................   $     299,182    $   4,267,416
   Net realized gain (loss) .............................................................      39,046,336       37,100,652
   Net change in unrealized appreciation (depreciation) .................................     (25,108,817)     (13,878,722)
                                                                                            -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................      14,236,701       27,489,346
                                                                                            -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................................        (300,910)      (4,846,703)
                                                                                            -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............................        (300,910)      (4,846,703)
                                                                                            -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (536,953 and 675,795 shares, respectively)* ............       7,493,062        9,290,420*
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (0 and 544,383 shares, respectively) (See Note 11) ................................              --        7,162,666
   Net asset value of shares issued from reinvestment of distributions
      (20,185 and 340,345 shares, respectively) .........................................         300,910        4,846,703
   Cost of shares repurchased (8,934,866 and 8,037,447 shares, respectively)* ...........    (124,842,679)    (110,452,032)*
                                                                                            -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............................    (117,048,707)     (89,152,243)
                                                                                            -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................................    (103,112,916)     (66,509,600)
NET ASSETS
   Beginning of period ..................................................................     565,514,960      632,024,560
                                                                                            -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
      AND $0, RESPECTIVELY] .............................................................   $ 462,402,044    $ 565,514,960
                                                                                            =============    =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------------------
                                                    2005             2004           2003           2002          2001(2)
                                                 -----------      -----------    -----------    -----------    -----------
Net asset value, beginning of period .........   $     14.25      $     13.69    $     10.84    $     14.41    $     22.49
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............          0.01(3)          0.11           0.01           0.01             --(1)
   Net realized and unrealized gain (loss) ...          0.52             0.57           2.85          (3.58)         (7.72)
                                                 -----------      -----------    -----------    -----------    -----------
      Total from investment operations .......          0.53             0.68           2.86          (3.57)         (7.72)
                                                 -----------      -----------    -----------    -----------    -----------

LESS DISTRIBUTIONS
   Dividends from net investment income ......         (0.01)           (0.12)         (0.01)            --          (0.01)
   Distributions from net realized gains .....            --               --             --             --          (0.35)
                                                 -----------      -----------    -----------    -----------    -----------
      TOTAL DISTRIBUTIONS ....................         (0.01)           (0.12)         (0.01)            --          (0.36)
                                                 -----------      -----------    -----------    -----------    -----------
CHANGE IN NET ASSET VALUE ....................          0.52             0.56           2.85          (3.57)         (8.08)
                                                 -----------      -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD ...............   $     14.77      $     14.25    $     13.69    $     10.84    $     14.41
                                                 ===========      ===========    ===========    ===========    ===========
Total return .................................          3.71%            4.97%         26.49%        (24.81)%       (34.57)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....   $   462,402      $   565,515    $   632,025    $   571,076    $   937,569
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ........................          0.89%            0.87%          0.85%          0.75%          0.72%
   Net investment income (loss) ..............          0.06%            0.72%          0.07%          0.08%          0.01%
Portfolio turnover ...........................            73%              50%            41%           115%            58%

(1)   Amount is less than $0.01.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ENGEMANN GROWTH AND INCOME SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 4.80%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The portfolio performed roughly in line with the S&P 500 benchmark. The Growth & Income Edge Series had a 4.80% total return, compared to a slightly higher 4.93% total return for the S&P 500.

      Benefiting relative return were overweight positions in outperforming industries including: insurance, multi-utilities and healthcare providers & services. Also on the plus side for the portfolio were underweight positions in underperforming industries such as thrifts & mortgage finance, food & staples, retailing and internet & catalog retail.

      Hurting relative return were overweight positions in underperforming industries including: food products, communications equipment and diversified telecommunications services. Also detracting from performance were underweight positions in several outperforming industries: energy equipment & services, electric utilities and biotechnology.

      In terms of individual stock selection, the top contributors to the portfolio's performance were UnitedHealth Group, Occidental Petroleum, Constellation Energy and Exxon Mobil. On the flip side, International Business Machines, Verizon Communications, Pfizer and Dell Computer were the biggest detractors from portfolio return.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                       3/2/98 TO
                                               1 YEAR       5 YEARS     12/31/05
--------------------------------------------------------------------------------
Growth and Income Series                       4.80%         0.98%       4.22%
--------------------------------------------------------------------------------
S&P 500(R) Index                               4.93%         0.55%       3.86%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  Growth and Income Series      S&P 500(R) Index
                  ------------------------      ----------------
  3/2/1998                $10,000                    $10,000
12/31/1998                 12,045                     11,895
12/31/1999                 14,093                     14,409
12/29/2000                 13,162                     13,086
12/31/2001                 12,087                     11,532
12/31/2002                  9,366                      8,983
12/31/2003                 11,938                     11,562
12/31/2004                 13,189                     12,818
12/30/2005                 13,822                     13,450

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Growth and Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                               BEGINNING           ENDING          EXPENSES PAID
  ENGEMANN GROWTH AND        ACCOUNT VALUE      ACCOUNT VALUE          DURING
     INCOME SERIES           JUNE 30, 2005    DECEMBER 31, 2005        PERIOD*
------------------------     -------------    -----------------    -------------
Actual                        $  1,000.00        $  1,042.30         $   4.89

Hypothetical (5% return
   before expenses)              1,000.00           1,020.36             4.85

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.95%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.80%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,048.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. Exxon Mobil Corp.                                                       4.1%
 2. Bank of America Corp.                                                   3.3%
 3. Microsoft Corp.                                                         2.6%
 4. Johnson & Johnson                                                       2.6%
 5. Pfizer, Inc.                                                            2.1%
 6. JPMorgan Chase & Co.                                                    2.1%
 7. Intel Corp.                                                             2.0%
 8. Wachovia Corp.                                                          1.9%
 9. Time Warner, Inc.                                                       1.7%
10. Citigroup, Inc.                                                         1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                25%
Information Technology                    16
Health Care                               14
Industrials                               12
Consumer Discretionary                    11
Energy                                     9
Consumer Staples                           5
Other                                      8

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--96.2%

AEROSPACE & DEFENSE--3.3%
   Boeing Co. (The) ...............................        8,300   $  582,992
   Honeywell International, Inc. ..................       18,900      704,025
   Lockheed Martin Corp. ..........................       13,200      839,916
   Northrop Grumman Corp. .........................        9,000      540,990
   Raytheon Co. ...................................       10,000      401,500
   United Technologies Corp. ......................       29,400    1,643,754
                                                                  -----------
                                                                    4,713,177
                                                                  -----------
AIR FREIGHT & LOGISTICS--0.2%
   Pacer International, Inc. ......................        4,200      109,452
   United Parcel Service, Inc. Class B ............        2,900      217,935
                                                                  -----------
                                                                      327,387
                                                                  -----------
APPAREL RETAIL--0.4%
   Gap, Inc. (The) ................................       30,900      545,076
                                                                  -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
   VF Corp. .......................................        5,700      315,438
                                                                  -----------
APPLICATION SOFTWARE--0.7%
   Autodesk, Inc. .................................        3,800      163,210
   Intuit, Inc. (b) ...............................        6,600      351,780
   Mercury Interactive Corp. (b) ..................        8,700      241,773
   Parametric Technology Corp. (b) ................       33,100      201,910
                                                                  -----------
                                                                      958,673
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--1.7%
   Bank of New York Co., Inc. (The) ...............       17,900      570,115
   Franklin Resources, Inc. .......................        5,700      535,857
   Northern Trust Corp. ...........................       14,200      735,844
   State Street Corp. .............................       10,000      554,400
                                                                  -----------
                                                                    2,396,216
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
AUTOMOBILE MANUFACTURERS--0.2%
   Ford Motor Co. ..................................      33,800  $   260,936
                                                                  -----------
AUTOMOTIVE RETAIL--0.1%
   AutoNation, Inc. (b) ............................       4,200       91,266
                                                                  -----------
BIOTECHNOLOGY--0.2%
   Applera Corp. - Applied Biosystems Group ........       8,800      233,728
                                                                  -----------
BROADCASTING & CABLE TV--0.1%
   EchoStar Communications Corp. Class A (b) .......       5,900      160,303
                                                                  -----------
BUILDING PRODUCTS--0.4%
   Masco Corp. .....................................      17,800      537,382
                                                                  -----------
COMMERCIAL PRINTING--0.3%
   Donnelley (R.R.) & Sons Co. .....................      14,200      485,782
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.8%
   Cisco Systems, Inc. (b) .........................     114,400    1,958,528
   Harris Corp. ....................................       5,900      253,759
   Motorola, Inc. ..................................      75,000    1,694,250
                                                                  -----------
                                                                    3,906,537
                                                                  -----------
COMPUTER HARDWARE--3.3%
   Dell, Inc. (b) ..................................      41,400    1,241,586
   Hewlett-Packard Co. .............................      49,300    1,411,459
   International Business Machines Corp. ...........      22,400    1,841,280
   NCR Corp. (b) ...................................       4,300      145,942
                                                                  -----------
                                                                    4,640,267
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--0.3%
   Emulex Corp. (b) ................................      17,700      350,283
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.5%
   PACCAR, Inc. ....................................       5,400      373,842
   Toro Co. (The) ..................................       7,400      323,898
                                                                  -----------
                                                                      697,740
                                                                  -----------

                       See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                        SHARES       VALUE
                                                      ----------  -----------
CONSUMER FINANCE--1.4%
   American Express Co. ..........................        21,600  $ 1,111,536
   Capital One Financial Corp. ...................         6,600      570,240
   MBNA Corp. ....................................        10,600      287,790
                                                                  -----------
                                                                    1,969,566
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.1%
   CheckFree Corp. (b) ...........................         5,300      243,270
   Computer Sciences Corp. (b) ...................        14,000      708,960
   Fiserv, Inc. (b) ..............................        14,900      644,723
                                                                  -----------
                                                                    1,596,953
                                                                  -----------
DEPARTMENT STORES--2.0%
   Federated Department Stores, Inc. .............        14,800      981,684
   Nordstrom, Inc. ...............................        23,900      893,860
   Penney (J.C.) Co., Inc. .......................        16,900      939,640
                                                                  -----------
                                                                    2,815,184
                                                                  -----------
DIVERSIFIED BANKS--6.3%
   Bank of America Corp. .........................        99,900    4,610,385
   Comerica, Inc. ................................         6,900      391,644
   U.S. Bancorp ..................................        15,500      463,295
   Wachovia Corp. ................................        50,700    2,680,002
   Wells Fargo & Co. .............................        12,200      766,526
                                                                  -----------
                                                                    8,911,852
                                                                  -----------
DIVERSIFIED CHEMICALS--1.1%
   Dow Chemical Co. (The) ........................        14,400      631,008
   Eastman Chemical Co. ..........................        14,400      742,896
   PPG Industries, Inc. ..........................         1,800      104,220
                                                                  -----------
                                                                    1,478,124
                                                                  -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
   SERVICES--0.6%
   Cendant Corp. .................................        27,400      472,650
   Dun & Bradstreet Corp. (b) ....................         5,000      334,800
                                                                  -----------
                                                                      807,450
                                                                  -----------
DIVERSIFIED METALS & MINING--0.2%
   Phelps Dodge Corp. ............................         2,000      287,740
                                                                  -----------
ELECTRIC UTILITIES--0.4%
   Cleco Corp. ...................................         7,800      162,630
   PPL Corp. .....................................        12,900      379,260
                                                                  -----------
                                                                      541,890
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
   Emerson Electric Co. ..........................        15,600    1,165,320
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.1%
   Sanmina-SCI Corp. (b) .........................        47,100      200,646
                                                                  -----------
FOOD RETAIL--0.1%
   Kroger Co. (The) (b) ..........................        10,400      196,352
                                                                  -----------
FOOTWEAR--0.5%
   NIKE, Inc. Class B ............................         8,300      720,357
                                                                  -----------
GAS UTILITIES--0.2%
   UGI Corp. .....................................        12,200      251,320
                                                                  -----------
GENERAL MERCHANDISE STORES--0.1%
   Dollar General Corp. ..........................         9,000      171,630
                                                                  -----------
HEALTH CARE DISTRIBUTORS--1.0%
   Cardinal Health, Inc. .........................        10,700      735,625
   McKesson Corp. ................................        12,600      650,034
                                                                  -----------
                                                                    1,385,659
                                                                  -----------
HEALTH CARE EQUIPMENT--2.2%
   Baxter International, Inc. ....................        17,200      647,580
   Becton, Dickinson & Co. .......................        17,500    1,051,400
   Boston Scientific Corp. (b) ...................         2,700       66,123

                                                        SHARES       VALUE
                                                      ----------  -----------
HEALTH CARE EQUIPMENT--CONTINUED
   Fisher Scientific International, Inc. (b) .....         5,700  $   352,602
   Hospira, Inc. (b) .............................         5,200      222,456
   Kinetic Concepts, Inc. (b) ....................         3,600      143,136
   PerkinElmer, Inc. .............................        24,200      570,152
                                                                  -----------
                                                                    3,053,449
                                                                  -----------
HEALTH CARE SERVICES--0.3%
   Caremark Rx, Inc. (b) .........................         8,400      435,036
                                                                  -----------
HEALTH CARE SUPPLIES--0.5%
   Bausch & Lomb, Inc. ...........................         9,600      651,840
                                                                  -----------
HOME IMPROVEMENT RETAIL--1.6%
   Home Depot, Inc. (The) ........................        33,300    1,347,984
   Sherwin-Williams Co. (The) ....................        19,100      867,522
                                                                  -----------
                                                                    2,215,506
                                                                  -----------
HOUSEHOLD APPLIANCES--0.7%
   Black & Decker Corp. (The) ....................        10,700      930,472
                                                                  -----------
HOUSEHOLD PRODUCTS--0.9%
   Kimberly-Clark Corp. ..........................        20,700    1,234,755
                                                                  -----------
HOUSEWARES & SPECIALTIES--0.4%
   Newell Rubbermaid, Inc. .......................        25,600      608,768
                                                                  -----------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS--0.4%
   Constellation Energy Group, Inc. ..............        10,800      622,080
                                                                  -----------
INDUSTRIAL CONGLOMERATES--1.3%
   3M Co. ........................................         3,100      240,250
   General Electric Co. ..........................        36,100    1,265,305
   Textron, Inc. .................................         4,300      331,014
                                                                  -----------
                                                                    1,836,569
                                                                  -----------
INDUSTRIAL MACHINERY--1.7%
   Danaher Corp. .................................         3,500      195,230
   Dover Corp. ...................................         4,100      166,009
   Eaton Corp. ...................................        15,000    1,006,350
   Illinois Tool Works, Inc. .....................         8,200      721,518
   Parker-Hannifin Corp. .........................         4,300      283,628
                                                                  -----------
                                                                    2,372,735
                                                                  -----------
INSURANCE BROKERS--0.2%
   AON Corp. .....................................         7,500      269,625
                                                                  -----------
INTEGRATED OIL & GAS--7.8%
   Chevron Corp. .................................        36,000    2,043,720
   ConocoPhillips ................................        15,700      913,426
   Exxon Mobil Corp. .............................       104,000    5,841,680
   Occidental Petroleum Corp. ....................        27,800    2,220,664
                                                                  -----------
                                                                   11,019,490
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.7%
   AT&T, Inc. ....................................        79,899    1,956,726
   BellSouth Corp. ...............................        29,000      785,900
   Citizens Communications Co. ...................        52,000      635,960
   Qwest Communications International,
      Inc. (b) ...................................        25,200      142,380
   Verizon Communications, Inc. ..................        57,800    1,740,936
                                                                  -----------
                                                                    5,261,902
                                                                  -----------
INTERNET RETAIL--0.2%
   IAC/InterActiveCorp (b) .......................        11,000      311,410
                                                                  -----------
INTERNET SOFTWARE & SERVICES--0.2%
   VeriSign, Inc. (b) ............................         9,600      210,432
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--1.7%
   Merrill Lynch & Co., Inc. .....................        26,200    1,774,526
   Morgan Stanley ................................        10,600      601,444
                                                                  -----------
                                                                    2,375,970
                                                                  -----------

                       See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                        SHARES        VALUE
                                                      ----------   -----------
LIFE & HEALTH INSURANCE--3.6%
   AFLAC, Inc. ...................................        13,400   $   622,028
   Lincoln National Corp. ........................        17,200       912,116
   MetLife, Inc. .................................        37,300     1,827,700
   Principal Financial Group, Inc. (The) .........        13,700       649,791
   Protective Life Corp. .........................         1,800        78,786
   Prudential Financial, Inc. ....................        11,400       834,366
   StanCorp Financial Group, Inc. ................         2,000        99,900
                                                                   -----------
                                                                     5,024,687
                                                                   -----------
MANAGED HEALTH CARE--2.5%
   Aetna, Inc. ...................................        10,300       971,393
   CIGNA Corp. ...................................         4,700       524,990
   UnitedHealth Group, Inc. ......................        16,200     1,006,668
   WellPoint, Inc. (b) ...........................        13,300     1,061,207
                                                                   -----------
                                                                     3,564,258
                                                                   -----------
METAL & GLASS CONTAINERS--0.3%
   Crown Holdings, Inc. (b) ......................        17,500       341,775
   Silgan Holdings, Inc. .........................         3,400       122,808
                                                                   -----------
                                                                       464,583
                                                                   -----------
MOTORCYCLE MANUFACTURERS--0.1%
   Harley-Davidson, Inc. .........................         2,600       133,874
                                                                   -----------
MOVIES & ENTERTAINMENT--2.7%
   Time Warner, Inc. .............................       140,700     2,453,808
   Viacom, Inc. Class B ..........................        28,000       912,800
   Walt Disney Co. (The) .........................        17,000       407,490
                                                                   -----------
                                                                     3,774,098
                                                                   -----------
MULTI-LINE INSURANCE--1.1%
   American International Group, Inc. ............        19,800     1,350,954
   Hartford Financial Services Group, Inc. (The) .         1,700       146,013
   Unitrin, Inc. .................................         1,700        76,585
                                                                   -----------
                                                                     1,573,552
                                                                   -----------
OIL & GAS DRILLING--0.4%
   Pride International, Inc. (b) .................        19,300       593,475
                                                                   -----------
OIL & GAS EXPLORATION & PRODUCTION--0.4%
   Burlington Resources, Inc. ....................         7,100       612,020
                                                                   -----------
OIL & GAS REFINING, MARKETING &
   TRANSPORTATION--0.4%
   Sunoco, Inc. ..................................         1,700       133,246
   Valero Energy Corp. ...........................         8,200       423,120
                                                                   -----------
                                                                       556,366
                                                                   -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
   Citigroup, Inc. ...............................        46,900     2,276,057
   JPMorgan Chase & Co. ..........................        74,300     2,948,967
                                                                   -----------
                                                                     5,225,024
                                                                   -----------
PACKAGED FOODS & MEATS--2.1%
   General Mills, Inc. ...........................        13,500       665,820
   Kellogg Co. ...................................        46,900     2,027,018
   Pilgrim's Pride Corp. .........................         9,300       308,388
                                                                   -----------
                                                                     3,001,226
                                                                   -----------
PHARMACEUTICALS--7.4%
   Abbott Laboratories ...........................        27,200     1,072,496
   Alpharma, Inc. Class A ........................         8,400       239,484
   Barr Pharmaceuticals, Inc. (b) ................         6,000       373,740
   Johnson & Johnson .............................        60,100     3,612,010
   King Pharmaceuticals, Inc. (b) ................        16,000       270,720
   Medicis Pharmaceutical Corp. Class A ..........         9,600       307,680
   Merck & Co., Inc. .............................        28,700       912,947
   Pfizer, Inc. ..................................       129,900     3,029,268
   Watson Pharmaceuticals, Inc. (b) ..............         4,000       130,040
   Wyeth .........................................        10,900       502,163
                                                                   -----------
                                                                    10,450,548
                                                                   -----------

                                                        SHARES        VALUE
                                                      ----------   -----------
PROPERTY & CASUALTY INSURANCE--3.0%
   Allstate Corp. (The) ..........................        35,600   $ 1,924,892
   Cincinnati Financial Corp. ....................         2,600       116,168
   Mercury General Corp. .........................         3,500       203,770
   Philadelphia Consolidated Holding Co. (b) .....           900        87,021
   Progressive Corp. (The) .......................         4,800       560,544
   St. Paul Travelers Cos., Inc. (The) ...........        31,000     1,384,770
                                                                   -----------
                                                                     4,277,165
                                                                   -----------
RAILROADS--0.4%
   Burlington Northern Santa Fe Corp. ............         3,600       254,952
   Norfolk Southern Corp. ........................         7,800       349,674
                                                                   -----------
                                                                       604,626
                                                                   -----------
REGIONAL BANKS--0.9%
   Bank of Hawaii Corp. ..........................         5,900       304,086
   KeyCorp .......................................        13,800       454,434
   National City Corp. ...........................         3,900       130,923
   SunTrust Banks, Inc. ..........................         2,400       174,624
   Synovus Financial Corp. .......................         6,900       186,369
                                                                   -----------
                                                                     1,250,436
                                                                   -----------

REITS--1.0%
   American Home Mortgage Investment Corp. .......         6,600       214,962
   Boston Properties, Inc. .......................         3,900       289,107
   Highwoods Properties, Inc. ....................        14,100       401,145
   New Century Financial Corp. ...................        10,400       375,128
   New Plan Excel Realty Trust ...................         7,700       178,486
                                                                   -----------
                                                                     1,458,828
                                                                   -----------
RESTAURANTS--1.4%
   McDonald's Corp. ..............................        40,400     1,362,288
   Yum! Brands, Inc. .............................        12,900       604,752
                                                                   -----------
                                                                     1,967,040
                                                                   -----------
SEMICONDUCTORS--3.1%
   Freescale Semiconductor, Inc. Class B (b) .....        11,400       286,938
   Intel Corp. ...................................       113,700     2,837,952
   ON Semiconductor Corp. (b) ....................        31,700       175,301
   Texas Instruments, Inc. .......................        33,200     1,064,724
                                                                   -----------
                                                                     4,364,915
                                                                   -----------
SOFT DRINKS--0.7%
   Coca-Cola Co. (The) ...........................        16,900       681,239
   Pepsi Bottling Group, Inc. (The) ..............         5,900       168,799
   PepsiAmericas, Inc. ...........................         8,600       200,036
                                                                   -----------
                                                                     1,050,074
                                                                   -----------
SPECIALIZED CONSUMER SERVICES--0.3%
   Block (H&R), Inc. .............................        17,900       439,445
                                                                   -----------
SPECIALTY CHEMICALS--0.2%
   Rohm and Haas Co. .............................         4,400       213,048
                                                                   -----------
SPECIALTY STORES--0.2%
   Barnes & Noble, Inc. ..........................         2,700       115,209
   Staples, Inc. .................................         4,300        97,653
                                                                   -----------
                                                                       212,862
                                                                   -----------
SYSTEMS SOFTWARE--3.7%
   BMC Software, Inc. (b) ........................         9,800       200,802
   Microsoft Corp. ...............................       142,800     3,734,220
   Oracle Corp. (b) ..............................        97,800     1,194,138
   Symantec Corp. (b) ............................         6,600       115,500
                                                                   -----------
                                                                     5,244,660
                                                                   -----------
TECHNOLOGY DISTRIBUTORS--0.3%
   Arrow Electronics, Inc. (b) ...................         7,600       243,428
   Tech Data Corp. (b) ...........................         5,000       198,400
                                                                   -----------
                                                                       441,828
                                                                   -----------

                       See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                       SHARES        VALUE
                                                     ----------  ------------
TOBACCO--0.8%
   Reynolds American, Inc. .......................       11,300  $  1,077,229
                                                                 ------------
TRUCKING--0.2%
   CNF, Inc. .....................................        6,200       346,518
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
   Sprint Nextel Corp. ...........................       45,800     1,069,888
   Syniverse Holdings, Inc. (b) ..................        7,100       148,390
                                                                 ------------
                                                                    1,218,278
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $116,876,291) ................                135,670,936
                                                                 ------------
FOREIGN COMMON STOCKS (c)--2.8%

DIVERSIFIED METALS & MINING--0.4%
   Freeport-McMoRan Copper & Gold, Inc. Class B
     (Indonesia) .................................       10,700       575,660
                                                                 ------------
INDUSTRIAL CONGLOMERATES--0.8%
   Tyco International Ltd. (United States) .......       40,000     1,154,400
                                                                 ------------
INDUSTRIAL MACHINERY--1.3%
   Ingersoll-Rand Co. Ltd. Class A
     (United States) .............................       45,900     1,852,983
                                                                 ------------
OIL & GAS DRILLING--0.2%
   Nabors Industries Ltd. (United States) (b) ....        2,900       219,675
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.1%
   XL Capital Ltd. Class A (United States) .......        2,500       168,450
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $3,099,980) ..................                  3,971,168
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--99.0%
   (Identified cost $119,976,271) ................                139,642,104
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ----------
SHORT-TERM INVESTMENTS--0.9%

COMMERCIAL PAPER(d)--0.9%
    UBS Finance Delaware LLC 4.19%, 1/3/06 .......   $    1,290     1,289,700
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
    (Identified cost $1,289,700) .................                  1,289,700
                                                                 ------------
TOTAL INVESTMENTS--99.9%
    (Identified cost $121,265,971) ...............                140,931,804(a)
    Other assets and liabilities, net--0.1% ......                    105,756
                                                                 ------------
NET ASSETS--100.0% ...............................               $141,037,560
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $23,345,336 and gross depreciation of $4,465,947 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $122,052,415.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $121,265,971) ...........................     $ 140,931,804
Cash ........................................................             2,805
Receivables
   Dividends ................................................           200,774
   Fund shares sold .........................................            82,939
   Tax reclaims .............................................             2,149
Prepaid expenses ............................................             8,770
                                                                  -------------
      Total assets ..........................................       141,229,241
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ..................................            57,971
   Investment advisory fee ..................................            56,608
   Professional fee .........................................            27,394
   Printing fee .............................................            20,051
   Financial agent fee ......................................             9,500
   Administration fee .......................................             8,881
   Trustees' fee ............................................             1,234
   Other accrued expenses ...................................            10,042
                                                                  -------------
      Total liabilities .....................................           191,681
                                                                  -------------
NET ASSETS ..................................................     $ 141,037,560
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .........     $ 132,948,788
   Accumulated net realized loss ............................       (11,577,046)
   Net unrealized appreciation ..............................        19,665,818
                                                                  -------------
NET ASSETS ..................................................     $ 141,037,560
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ..................................        11,266,261
                                                                  =============
Net asset value and offering price per share ................     $       12.52
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ................................................     $   2,850,553
   Interest .................................................            48,858
   Foreign taxes withheld ...................................            (4,720)
                                                                  -------------
      Total investment income ...............................         2,894,691
                                                                  -------------
EXPENSES
   Investment advisory fee ..................................         1,018,238
   Financial agent fee ......................................           111,523
   Administration fee .......................................           106,188
   Printing .................................................            76,614
   Professional .............................................            39,377
   Custodian ................................................            32,365
   Trustees .................................................            11,828
   Miscellaneous ............................................            38,010
                                                                  -------------
      Total expenses ........................................         1,434,143
   Less expenses reimbursed by investment advisor ...........           (52,178)
   Custodian fees paid indirectly ...........................              (114)
                                                                  -------------
      Net expenses ..........................................         1,381,851
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ................................         1,512,840
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ..................         6,004,215
   Net change in unrealized appreciation (depreciation)
      on investments ........................................          (720,007)
   Net change in unrealized appreciation (depreciation)
      on foreign currency translation .......................              (100)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ..............................         5,284,108
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................     $   6,796,948
                                                                  =============

                       See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                   DECEMBER 31,      DECEMBER 31,
                                                                                                       2005              2004
                                                                                                  -------------     -------------
FROM OPERATIONS
   Net investment income (loss) ..............................................................    $   1,512,840     $   1,381,752
   Net realized gain (loss) ..................................................................        6,004,215         4,205,637
   Net change in unrealized appreciation (depreciation) ......................................         (720,107)        7,900,947
                                                                                                  -------------     -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................        6,796,948        13,488,336
                                                                                                  -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................................................       (1,525,408)       (1,588,870)
                                                                                                  -------------     -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................................       (1,525,408)       (1,588,870)
                                                                                                  -------------     -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,171,916 and 1,495,913 shares, respectively)* .............       14,172,647        16,937,474*
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (0 and 691,111 shares, respectively) (See Note 11) .....................................               --         7,796,554
   Net asset value of shares issued in conjunction with Plan of Reorganization
      (0 and 1,002,512 shares, respectively) (See Note 11) ...................................               --        11,309,520
   Net asset value of shares issued from reinvestment of distributions
      (123,493 and 135,901 shares, respectively) .............................................        1,525,408         1,588,870
   Cost of shares repurchased (2,420,852 and 676,517 shares, respectively)* ..................      (29,541,479)       (7,640,251)*
                                                                                                  -------------     -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................................      (13,843,424)       29,992,167
                                                                                                  -------------     -------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................................       (8,571,884)       41,891,633
NET ASSETS
   Beginning of period .......................................................................      149,609,444       107,717,811
                                                                                                  -------------     -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $0 AND $0, RESPECTIVELY] ............................................................    $ 141,037,560     $ 149,609,444
                                                                                                  =============     =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                      2005              2004              2003            2002            2001
                                                  -----------       -----------       -----------     -----------     -----------
Net asset value, beginning of period ..........   $     12.07       $     11.06       $      8.77     $     11.42     $     12.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...............          0.13(1)           0.13(1)           0.11            0.08            0.08
   Net realized and unrealized gain (loss) ....          0.45              1.02              2.29           (2.65)          (1.09)
                                                  -----------       -----------       -----------     -----------     -----------
      TOTAL FROM INVESTMENT OPERATIONS ........          0.58              1.15              2.40           (2.57)          (1.01)
                                                  -----------       -----------       -----------     -----------     -----------
LESS DISTRIBUTIONS
   Dividends from net investment income .......         (0.13)            (0.14)            (0.11)          (0.08)          (0.06)
   Distributions from net realized gains ......            --                --                --              --           (0.03)
                                                  -----------       -----------       -----------     -----------     -----------
      TOTAL DISTRIBUTIONS .....................         (0.13)            (0.14)            (0.11)          (0.08)          (0.09)
                                                  -----------       -----------       -----------     -----------     -----------
CHANGE IN NET ASSET VALUE .....................          0.45              1.01              2.29           (2.65)          (1.10)
                                                  -----------       -----------       -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD ................   $     12.52       $     12.07       $     11.06     $      8.77     $     11.42
                                                  ===========       ===========       ===========     ===========     ===========
Total return ..................................          4.80%            10.48%            27.46%         (22.51)%         (8.17)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ......   $   141,038       $   149,609       $   107,718     $    80,824     $   115,740
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .....................          0.95%             0.95%             0.95%           0.93%           0.85%
   Gross operating expenses ...................          0.99%             0.98%             1.01%           0.95%           0.93%
   Net investment income (loss) ...............          1.04%             1.13%             1.18%           0.79%           0.65%
Portfolio turnover ............................            44%               58%               55%             60%             29%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 9.34%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2000(R) Growth Index, the series style-specific benchmark, returned 4.15%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: During the year, the financial media was worried about plenty -- rising interest rates, real estate bubbles, a tapped-out consumer, U.S. trade deficits, a looming recession and more. However the market climbed this wall of worry to post its third straight year of positive performance. Earnings growth of the Russell 2000 Growth Index was up approximately 19% in 2005 while posting growth of 88% in 2004. In fact, over the past four years, the Russell 2000 Growth has posted compounded average earnings growth of 26%. Part of the reason behind the strength has been a rebound in net profit margins, which have tripled since 2002, from a low of 0.9% to the current level of 2.7%. Small companies have shown great flexibility in cutting necessary costs out of their businesses after the recession, which has fueled much of the rise. However, it is interesting to note that despite the jump in net profit margins to 2.7%, we are still below the long-term median of 3.7%. So, in our opinion, there is room to go up, giving a tail wind to earnings growth.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: In 2005, the hot sector in the market was energy, which was up significantly on the heels of rising oil and gas prices. Having very little dollars invested in this sector detracted from overall portfolio performance, however, we made up in other sectors. Specifically, we performed well in consumer staples and information technology.

      The biggest contributor to performance in consumer staples was Hansen Natural. Helped by growth from its energy drink Monster, the company's stock was up 287% in 2005. Technology was another strong performer in the portfolio, despite being the weakest sector in the index.

      We believe the series' good performance is the result of our strict investment criteria. The companies we buy must have three primary characteristics -- high earnings growth, high or improving return on invested capital, and sustainable competitive advantages.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                      8/15/00 TO
                                                1 YEAR    5 YEARS      12/31/05
--------------------------------------------------------------------------------
Small-Cap Growth Series                          9.34%    (1.73)%       (4.58)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 4.93%     0.55%        (1.58)%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index                     4.15%     2.28%        (1.36)%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/15/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  Small-Cap       Russell 2000(R)     S&P 500(R)
                Growth Series      Growth Index         Index
                -------------     ---------------     ----------
 8/15/2000         $10,000            $10,000          $10,000
12/29/2000           8,482              8,299            8,930
12/31/2001           6,216              7,534            7,870
12/31/2002           4,426              5,254            6,131
12/31/2003           6,480              7,804            7,891
12/31/2004           7,108              8,921            8,748
12/30/2005           7,772              9,291            9,179

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING          ENDING       EXPENSES PAID
      ENGEMANN SMALL-CAP         ACCOUNT VALUE    ACCOUNT VALUE       DURING
        GROWTH SERIES            JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
------------------------------  --------------  -----------------  -------------
Actual                            $  1,000.00       $  1,076.20         $  6.54

Hypothetical (5% return before
   expenses)                         1,000.00          1,018.82            6.38

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.25%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.34%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,093.40.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. j2 Global Communications, Inc.                                          4.4%
 2. Hansen Natural Corp.                                                    4.1%
 3. ARM Holdings plc Sponsored ADR                                          4.0%
 4. Stewart (W.P.) & Co. Ltd.                                               3.8%
 5. GAMCO Investors, Inc. Class A                                           3.7%
 6. Avid Technology, Inc.                                                   3.5%
 7. INAMED Corp.                                                            3.4%
 8. O2Micro International Ltd. ADR                                          3.3%
 9. Nektar Therapeutics                                                     3.3%
10. Advisory Board Co. (The)                                                2.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    32%
Consumer Discretionary                    21
Health Care                               18
Industrials                               11
Financials                                 9
Consumer Staples                           5
Telecommunication Services                 2
Other                                      2

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                       SHARES        VALUE
                                                       -------    -----------
DOMESTIC COMMON STOCKS--85.4%

AIR FREIGHT & LOGISTICS--1.0%
   Pacer International, Inc. ........................    7,300    $   190,238
                                                                  -----------
APPLICATION SOFTWARE--1.4%
   Blackboard, Inc. (b) .............................    9,100        263,718
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--3.7%
   GAMCO Investors, Inc. Class A ....................   16,300        709,539
                                                                  -----------
AUTOMOBILE MANUFACTURERS--0.5%
   Winnebago Industries, Inc. .......................    2,800         93,184
                                                                  -----------
AUTOMOTIVE RETAIL--1.7%
   Advance Auto Parts, Inc. (b) .....................    7,700        334,642
                                                                  -----------
BIOTECHNOLOGY--10.6%
   Abgenix, Inc. (b) ................................    9,300        200,043
   Coley Pharmaceutical Group, Inc. (b) .............    2,600         39,416
   Critical Therapeutics, Inc. (b) ..................   14,300        102,674
   ICOS Corp. (b) ...................................    6,600        182,358
   Inhibitex, Inc. (b) ..............................   25,455        213,822
   Nektar Therapeutics (b) ..........................   38,700        637,002
   Neurocrine Biosciences, Inc. (b) .................    5,900        370,107
   NPS Pharmaceuticals, Inc. (b) ....................    9,700        114,848
   Nuvelo, Inc. (b) .................................   22,500        182,475
                                                                  -----------
                                                                    2,042,745
                                                                  -----------
BROADCASTING & CABLE TV--0.4%
   WorldSpace, Inc. Class A (b) .....................    5,700         82,707
                                                                  -----------

                                                       SHARES        VALUE
                                                       -------    -----------
CASINOS & GAMING--3.3%
   Multimedia Games, Inc. (b) .......................   13,600    $   125,800
   Scientific Games Corp. Class A (b) ...............   15,300        417,384
   Shuffle Master, Inc. (b) .........................    3,900         98,046
                                                                  -----------
                                                                      641,230
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.7%
   SafeNet, Inc. (b) ................................   13,200        425,304
   Telkonet, Inc. (b) ...............................   22,000         91,300
                                                                  -----------
                                                                      516,604
                                                                  -----------
COMPUTER HARDWARE--4.9%
   Avid Technology, Inc. (b) ........................   12,300        673,548
   Stratasys, Inc. (b) ..............................   10,800        270,108
                                                                  -----------
                                                                      943,656
                                                                  -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
   MoneyGram International, Inc. ....................    6,600        172,128
                                                                  -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--7.1%
   Advisory Board Co. (The) (b) .....................   11,700        557,739
   Corporate Executive Board Co. (The) ..............    6,200        556,140
   Tetra Tech, Inc. (b) .............................   15,800        247,586
                                                                  -----------
                                                                    1,361,465
                                                                  -----------
EDUCATION SERVICES--1.8%
   Lincoln Educational Services Corp. (b) ...........    4,400         62,744
   Strayer Education, Inc. ..........................    3,000        281,100
                                                                  -----------
                                                                      343,844
                                                                  -----------

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

                                                       SHARES        VALUE
                                                       -------    -----------
GENERAL MERCHANDISE STORES--0.1%
   99 Cents Only Stores (b) .........................    2,500    $    26,150
                                                                  -----------
HEALTH CARE EQUIPMENT--3.7%
   Conor Medsystems, Inc.(b) ........................    3,200         61,920
   INAMED Corp. (b) .................................    7,400        648,832
                                                                  -----------
                                                                      710,752
                                                                  -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.6%
   Resources Connection, Inc.(b) ....................    4,500        117,270
                                                                  -----------
INTERNET SOFTWARE & SERVICES--8.5%
   CNET Networks, Inc. (b) ..........................   13,000        190,970
   Digitas, Inc. (b) ................................   12,700        159,004
   Equinix, Inc. (b) ................................    8,100        330,156
   j2 Global Communications, Inc. (b) ...............   20,000        854,800
   NetRatings, Inc. (b) .............................    7,500         92,475
                                                                  -----------
                                                                    1,627,405
                                                                  -----------
LEISURE FACILITIES--2.4%
   Life Time Fitness, Inc. (b) ......................   12,200        464,698
                                                                  -----------
LEISURE PRODUCTS--3.2%
   MarineMax, Inc. (b) ..............................    5,800        183,106
   Marvel Entertainment, Inc. (b) ...................    7,100        116,298
   Polaris Industries, Inc. .........................    6,200        311,240
                                                                  -----------
                                                                      610,644
                                                                  -----------
MOVIES & ENTERTAINMENT--0.5%
   CKX, Inc. (b) ....................................    7,600         98,800
                                                                  -----------
OFFICE SERVICES & SUPPLIES--1.9%
   PeopleSupport, Inc. (b) ..........................   43,800        371,862
                                                                  -----------
PACKAGED FOODS & MEATS--0.5%
   Hain Celestial Group, Inc. (The) (b) .............    4,200         88,872
                                                                  -----------
PHARMACEUTICALS--3.7%
   Barrier Therapeutics, Inc. (b) ...................    5,100         41,820
   Medicis Pharmaceutical Corp. Class A .............    3,000         96,150
   MGI Pharma, Inc. (b) .............................   21,300        365,508
   Sepracor, Inc. (b) ...............................    4,000        206,400
                                                                  -----------
                                                                      709,878
                                                                  -----------
RESTAURANTS--2.8%
   Chang's (P.F.) China Bistro, Inc. (b) ............    2,000         99,260
   Cheesecake Factory, Inc. (The) (b) ...............   11,700        437,463
                                                                  -----------
                                                                      536,723
                                                                  -----------
SEMICONDUCTORS--5.7%
   Integrated Device Technology, Inc. (b) ...........   13,980        184,256
   Mindspeed Technologies, Inc. (b) .................  156,200        367,070
   ON Semiconductor Corp. (b) .......................   77,800        430,234
   Semtech Corp. (b) ................................    6,700        122,342
                                                                  -----------
                                                                    1,103,902
                                                                  -----------
SOFT DRINKS--4.1%
   Hansen Natural Corp. (b) .........................   10,100        795,981
                                                                  -----------
SPECIALIZED CONSUMER SERVICES--1.6%
   Collectors Universe, Inc. (b) ....................   19,000        306,280
                                                                  -----------
SPECIALTY STORES--2.1%
   Guitar Center, Inc. (b) ..........................    8,100        405,081
                                                                  -----------

                                                       SHARES        VALUE
                                                       -------    -----------
THRIFTS & MORTGAGE FINANCE--2.0%
   Federal Agricultural Mortgage Corp. Class C ......   12,700     $  380,111
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--2.0%
   InPhonic, Inc. (b) ...............................   43,700        379,753
                                                                  -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $12,063,870) ....................              16,429,862
                                                                  -----------
FOREIGN COMMON STOCKS(c)--13.1%

APPLICATION SOFTWARE--0.8%
   Retalix Ltd. (United States) (b) .................    6,400        156,544
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--3.8%
   Stewart (W.P.) & Co. Ltd. (United States) ........   31,200        735,384
                                                                  -----------
HEALTH CARE EQUIPMENT--0.3%
   Given Imaging Ltd. (United States) (b) ...........    2,362         61,641
                                                                  -----------
MOVIES & ENTERTAINMENT--0.8%
   Imax Corp. (United States) (b) ...................   22,400        158,144
                                                                  -----------
SEMICONDUCTORS--7.4%
   ARM Holdings plc Sponsored ADR (United Kingdom) ..  124,900        775,629
   O2Micro International Ltd. ADR (Taiwan) (b) ......   62,700        638,286
                                                                  -----------
                                                                    1,413,915
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $2,052,945) .....................               2,525,628
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.5%
   (Identified cost $14,116,815) ....................              18,955,490
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                       -------
SHORT-TERM INVESTMENTS--2.0%

COMMERCIAL PAPER (d)--2.0%
   Sysco Corp. 4.15%, 1/3/06 ........................  $   395        394,909
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $394,909) .......................                 394,909
                                                                 ------------
TOTAL INVESTMENTS--100.5%
   (Identified cost $14,511,724) ....................              19,350,399(a)
   Other assets and liabilities, net--(0.5)% ........                (105,462)
                                                                 ------------
NET ASSETS--100.0% ..................................            $ 19,244,937
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,249,648 and gross depreciation of $799,984 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $14,900,735.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $14,511,724) ....  $ 19,350,399
Cash ............................................................         2,802
Receivables
   Investment securities sold ...................................        13,151
   Dividends ....................................................         1,195
   Fund shares sold .............................................           705
Prepaid expenses ................................................         1,199
                                                                   ------------
      Total assets ..............................................    19,369,451
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased ..............................        30,985
   Fund shares repurchased ......................................        25,224
   Professional fee .............................................        29,644
   Investment advisory fee ......................................        17,986
   Financial agent fee ..........................................         3,763
   Trustees' fee ................................................         1,234
   Administration fee ...........................................         1,218
   Other accrued expenses .......................................        14,460
                                                                   ------------
      Total liabilities .........................................       124,514
                                                                   ------------
NET ASSETS ......................................................  $ 19,244,937
                                                                   ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .............  $ 18,131,243
   Accumulated net realized loss ................................    (3,724,981)
   Net unrealized appreciation ..................................     4,838,675
                                                                   ------------
NET ASSETS ......................................................  $ 19,244,937
                                                                   ============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ......................................     2,477,254
                                                                   ============
Net asset value and offering price per share ....................  $       7.77
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ....................................................  $     69,551
   Interest .....................................................        17,238
   Foreign taxes withheld .......................................        (1,679)
                                                                   ------------
      Total investment income ...................................        85,110
                                                                   ------------
EXPENSES
   Investment advisory fee ......................................       190,402
   Financial agent fee ..........................................        45,804
   Administration fee ...........................................        15,444
   Professional .................................................        32,878
   Custodian ....................................................        24,508
   Printing .....................................................        14,794
   Trustees .....................................................        11,829
   Miscellaneous ................................................        20,273
                                                                   ------------
      Total expenses ............................................       355,932
   Less expenses reimbursed by investment advisor ...............       (91,354)
   Custodian fees paid indirectly ...............................          (111)
                                                                   ------------
      Net expenses ..............................................       264,467
                                                                   ------------
NET INVESTMENT INCOME (LOSS) ....................................      (179,357)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ......................     2,295,520
   Net change in unrealized appreciation (depreciation)
      on investments ............................................      (697,058)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS ..................................     1,598,462
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................................  $  1,419,105
                                                                   ============

                       See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED     YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,
                                                                               2005           2004
                                                                           ------------   ------------
FROM OPERATIONS
   Net investment income (loss) .........................................  $   (179,357)  $   (185,322)
   Net realized gain (loss) .............................................     2,295,520      1,399,029
   Net change in unrealized appreciation (depreciation) .................      (697,058)       111,558
                                                                           ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........     1,419,105      1,325,265
                                                                           ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,644,887 and
      1,236,065 shares, respectively)* ..................................    11,725,180      8,545,044*
   Cost of shares repurchased (2,216,265 and 1,484,295
      shares, respectively)* ............................................   (15,562,263)    (9,561,780)*
                                                                           ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............    (3,837,083)    (1,016,736)
                                                                           ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................    (2,417,978)       308,529

NET ASSETS
   Beginning of period ..................................................    21,662,915     21,354,386
                                                                           ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $0 AND $0, RESPECTIVELY] ................................  $ 19,244,937   $ 21,662,915
                                                                           ============   ============

*    See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                     2005       2004      2003       2002       2001
                                                   ---------   -------   -------    -------    -------
Net asset value, beginning of period ............  $    7.11   $  6.48   $  4.42    $  6.21    $  8.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2) ..............      (0.06)    (0.05)    (0.05)     (0.05)     (0.04)
   Net realized and unrealized gain (loss) ......       0.72      0.68      2.11      (1.74)     (2.23)
                                                   ---------   -------   -------    -------    -------
      TOTAL FROM INVESTMENT OPERATIONS ..........       0.66      0.63      2.06      (1.79)     (2.27)
                                                   ---------   -------   -------    -------    -------
LESS DISTRIBUTIONS
   Dividends from net investment income .........         --        --        --         --         --(1)
                                                   ---------   -------   -------    -------    -------
      TOTAL DISTRIBUTIONS .......................         --        --        --         --         --(1)
                                                   ---------   -------   -------    -------    -------
CHANGE IN NET ASSET VALUE .......................       0.66      0.63      2.06      (1.79)     (2.27)
                                                   ---------   -------   -------    -------    -------
NET ASSET VALUE, END OF PERIOD ..................  $    7.77   $  7.11   $  6.48    $  4.42    $  6.21
                                                   =========   =======   =======    =======    =======
Total return ....................................       9.34%     9.69%    46.42%    (28.80)%   (26.72)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ........  $  19,245   $21,663   $21,354    $10,959    $13,465
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .......................       1.25%     1.25%     1.25%      1.23%      1.15%
   Gross operating expenses .....................       1.68%     1.57%     1.73%      2.22%      2.13%
   Net investment income (loss) .................      (0.85)%   (0.81)%   (0.97)%    (0.99)%    (0.55)%
Portfolio turnover ..............................         85%       61%       49%        65%        31%

(1)   Amount is less than $0.01.

(2)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM LED BY DONG HAO ZHANG (EQUITIES) AND DAVID L. ALBRYCHT (FIXED INCOME)

Q: HOW DID THE PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.79%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index returned 2.43%. The Composite Index for Strategic Allocation Series, the series style-specific benchmark, returned 4.01%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

EQUITY DISCUSSION

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE SERIES' EQUITY PERFORMANCE DURING ITS FISCAL YEAR?

A: The series' equity portfolio underperformed the S&P 500(R) during the fiscal year due mainly to poor stock picking in the technology sector and the underweighting of energy stocks. As oil prices rose throughout the year, energy stocks were among the best performers in the market. The S&P Energy Sector Index rose from 289 on December 31, 2004 to 372 one year later. The series' relative lack of oil stocks hurt performance significantly. In addition, Avocent Corp. preannounced an earnings shortfall in March, causing its stock to tumble 30%. More recently, Flextronics Corp. announced poor earnings for the third quarter of 2005, which led to a 31.5% downturn for its stock.

      On the positive side, we had excellent stock picking in the Industrial sector. In particular, Jacobs Engineering Group was up over 40% due to strong business momentum in commercial construction, especially for oil and gas projects.

FIXED INCOME DISCUSSION

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 2.43% for the year ended December 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative policy at a measured pace. The federal funds rate increased 2% from December 31, 2004 to a rate of 4.25% at December 31, 2005. Longer-term rates, however, did not rise proportionally, and 30-year Treasury rates declined slightly, amid a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign high quality sovereign debt generated the strongest returns, while investment grade corporate bonds underperformed. Emerging markets bonds outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in the sector.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

Q: WHAT FACTORS AFFECTED THE SERIES' FIXED INCOME PERFORMANCE DURING ITS FISCAL YEAR?

A: The series' fixed income portion benefited from its investment in spread sectors (non-Treasury) such as emerging markets, Yankee high quality, and non-agency residential mortgage-backed securities. During the year, these sectors continued to offer attractive yield and total return opportunities while adding diversification to the portfolio. Also, the emerging markets and Yankee high quality sectors were supported by improving country fundamentals and upgrades by the rating agencies.

      Relative to the Lehman Brothers Aggregate Bond Index, the series' overweight position to the corporate high quality sector hurt performance, as this was one of the worst performing sectors within the Index for the 12 months ended December 31, 2005. Leveraged buyout activity and the overall weakness of the auto industry contributed to the underperformance of the corporate high quality sector. The portfolio was also hurt by its allocation to non-U.S. dollar bonds as the U.S. dollar unexpectedly strengthened during the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                   1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Strategic Allocation Series                         1.79%     3.38%       7.71%
--------------------------------------------------------------------------------
S&P 500(R) Index                                    4.93%     0.55%       9.12%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                2.43%     5.87%       6.16%
--------------------------------------------------------------------------------
Composite Index for Strategic Allocation Series     4.01%     3.00%       8.28%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

               Strategic                                   Lehman Brothers
               Allocation     Composite     S&P 500(R)      Aggregate Bond
                 Series         Index        Index 2            Index 4
               ----------     ---------     ----------     ---------------
12/29/1995       $10,000       $10,000       $10,000           $10,000
12/31/1996        10,905        11,514        12,325            10,363
12/31/1997        13,165        14,233        16,438            11,363
12/31/1998        15,902        17,235        21,165            12,351
12/31/1999        17,693        19,311        25,639            12,249
12/29/2000        17,796        19,114        23,283            13,673
12/31/2001        18,129        18,406        20,518            14,827
12/31/2002        16,030        16,599        15,984            16,348
12/31/2003        19,215        19,669        20,573            17,019
12/31/2004        20,649        21,299        22,807            17,758
12/31/2005        21,018        22,154        23,932            18,189

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                         PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Strategic Allocation Series you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING         ENDING         EXPENSES PAID
      ENGEMANN STRATEGIC        ACCOUNT VALUE    ACCOUNT VALUE        DURING
       ALLOCATION SERIES        JUNE 30, 2005  DECEMBER 31, 2005      PERIOD*
------------------------------  -------------  -----------------  -------------
Actual                           $  1,000.00      $  1,020.60        $  4.11

Hypothetical (5% return before
   expenses)                        1,000.00         1,021.09           4.11

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.81%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.79%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,017.90.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(l)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    3.2%
 2. Bank of America Corp.                                                   2.1%
 3. Procter & Gamble Co. (The)                                              2.0%
 4. Wells Fargo & Co.                                                       1.9%
 5. Exxon Mobil Corp.                                                       1.7%
 6. FNMA 5.50%, 6/1/34                                                      1.7%
 7. JPMorgan Chase & Co.                                                    1.7%
 8. Johnson & Johnson                                                       1.6%
 9. International Business Machines Corp.                                   1.6%
10. Cisco Systems, Inc.                                                     1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Common Stocks                    55%
Non-Agency Mortgage-Backed Securities      9
Agency Mortgage-Backed Securities          8
Domestic Corporate Bonds                   7
Municipal Bonds                            5
Foreign Corporate Bonds                    4
Asset-Backed Securities                    2
Other                                     10

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
U.S. GOVERNMENT SECURITIES--2.1%

U.S. TREASURY BONDS--1.0%
   U.S. Treasury Bond 5.375%, 2/15/31 ................  $  2,995    $ 3,364,227
                                                                    -----------
U.S. TREASURY NOTES--1.1%
   U.S. Treasury Note 4.50%, 11/15/10 ................       500        502,695
   U.S. Treasury Note 4.25%, 8/15/15 .................     2,560      2,526,899
   U.S. Treasury Note 4.50%, 11/15/15 ................       925        932,588
                                                                    -----------
                                                                      3,962,182
                                                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $7,273,935) ......................                7,326,409
                                                                    -----------
AGENCY MORTGAGE-BACKED SECURITIES--8.4%

   FNMA 5%, 12/1/18 ..................................     1,364      1,351,528
   FNMA 4.50%, 6/1/19 ................................       611        595,395
   FNMA 4%, 6/1/20 ...................................       804        767,835
   FNMA 5%, 6/1/20 ...................................     1,948      1,926,952
   FNMA 4.50%, 7/1/20 ................................     1,466      1,426,947
   FNMA 4.50%, 7/1/20 ................................        93         90,451
   FNMA 5.50%, 10/1/20 ...............................       790        795,327
   FNMA 6.50%, 10/1/31 ...............................        49         50,002
   FNMA 6%, 9/1/32 ...................................       264        267,051
   FNMA 6%, 12/1/32 ..................................     1,419      1,434,686
   FNMA 5%, 5/1/34 ...................................     1,312      1,273,881
   FNMA 5.50%, 5/1/34 ................................     1,377      1,364,953
   FNMA 5.50%, 6/1/34 ................................     6,105      6,050,649
   FNMA 5.50%, 6/1/34 ................................     4,910      4,866,145
   FNMA 6%, 7/1/34 ...................................       877        885,244
   FNMA 5%, 6/1/35 ...................................     5,284      5,120,221
   GNMA 6.50%,'23-'32 ................................     1,367      1,430,411
                                                                    -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $29,879,241) .....................               29,697,678
                                                                    -----------

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
MUNICIPAL BONDS--5.3%

CALIFORNIA--2.4%
   Alameda Corridor Transportation Authority Taxable
      Series C 6.50%, 10/1/19 (MBIA Insured) .........  $  1,000    $ 1,114,600
   Alameda Corridor Transportation Authority Taxable
      Series C 6.60%, 10/1/29 (MBIA Insured) .........     1,000      1,152,530
   Contra Costa County California Fire Department
      Taxable 4.90%, 8/1/16 (MBIA Insured) ...........     1,250      1,238,775
   Fresno County Pension Obligation Taxable 6.21%,
      8/15/06 (FSA Insured) ..........................       255        257,216
   Kern County Pension Obligation Taxable 7.26%,
      8/15/14 (MBIA Insured) .........................       420        478,750
   Long Beach Pension Obligation Taxable 6.87%,
      9/1/06 (FSA Insured)(j) ........................         2          2,028
   Long Beach Pension Obligation Taxable 6.87%,
      9/1/06 (FSA Insured) ...........................        55         55,742
   San Bernardino County Pension Obligation Taxable
      Series A 5.43%, 8/1/13 (FGIC Insured) ..........     1,750      1,794,660
   Sonoma County Pension Obligation Taxable 6.625%,
      6/1/13 (FSA Insured) ...........................     1,270      1,365,504
   University of California Series F 4.375%,
      5/15/30 (FSA Insured) ..........................       995        965,190
                                                                    -----------
                                                                      8,424,995
                                                                    -----------
FLORIDA--0.2%
   University of Miami Taxable Series A 7.65%,
      4/1/20 (MBIA Insured) ..........................       810        831,886
                                                                    -----------
KENTUCKY--0.5%
   Kentucky State Property and Buildings
      Commission 5%, 10/1/12
      (AMBAC Insured) ................................     1,500      1,621,785
                                                                    -----------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
MISSISSIPPI--0.2%
   Mississippi Development Bank Taxable 5%,
      6/1/12 (FSA Insured) ...........................  $    710    $   711,513
                                                                    -----------
NEW JERSEY--0.2%
   New Jersey State Educational Facilities
      Authority Princeton University Series B,
      4.25%, 7/1/35 ..................................       870        827,857
                                                                    -----------
PENNSYLVANIA--0.8%
   Philadelphia Authority for Industrial
      Development Pension Funding Taxable
      Series A 5.79%, 4/15/09 (MBIA Insured) .........     1,400      1,441,888
   Pittsburgh Pension Obligation Taxable
      Series C 6.50%, 3/1/17 (FGIC Insured) ..........     1,250      1,385,013
                                                                    -----------
                                                                      2,826,901
                                                                    -----------
TEXAS--0.3%
   Dallas-Fort Worth International Airport
      Facilities Improvement Corp. Taxable
      6.40%, 11/1/07 (MBIA Insured) ..................     1,000      1,028,220
                                                                    -----------
VIRGINIA--0.5%
   Virginia State Public Building Authority
      Public Facilities Series A 5%, 8/1/12 ..........     1,500      1,620,075
                                                                    -----------
WISCONSIN--0.2%
   Wauwatosa Redevelopment Authority
      Economic Improvements Taxable 5.20%,
      12/1/14 (MBIA Insured) .........................       775        777,472
                                                                    -----------
TOTAL MUNICIPAL BONDS
   (Identified cost $18,236,947) .....................               18,670,704
                                                                    -----------
ASSET-BACKED SECURITIES--2.4%

   Capital One Master Trust 01-5 A 5.30%,
      6/15/09 ........................................     2,500      2,506,772
   Carmax Auto Owner Trust 05-2, A4 4.34%,
      9/15/10 ........................................       900        888,750
   GMAC Mortgage Corp. Loan Trust 05-HE2,
      A3 4.622%, 11/25/35(f) .........................     1,000        988,750
   Merrill Lynch Mortgage Investors, Inc.
      05-NCA A 4.639%, 2/25/36(f) ....................     1,100      1,100,441
   Morgan Stanley Auto Loan Trust 04-HB1,
      A4 3.33%, 10/15/11 .............................     1,000        975,000
   Onyx Acceptance Owners Trust 03-D, A4
      3.20%, 3/15/10 .................................     1,000        985,029
   WFS Financial Owner Trust 03-1, A4 2.74%,
      9/20/10 ........................................       877        867,953
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $8,434,775) ......................                8,312,695
                                                                    -----------
DOMESTIC CORPORATE BONDS--7.1%

ADVERTISING--0.1%
   Lamar Media Corp. 6.625%, 8/15/15 .................       415        418,631
                                                                    -----------
AEROSPACE & DEFENSE--0.3%
   Rockwell Collins, Inc. 4.75%, 12/1/13 .............     1,000        992,314
                                                                    -----------
AGRICULTURAL PRODUCTS--0.2%
   Corn Products International, Inc. 8.25%,
      7/15/07 ........................................       500        522,425
                                                                    -----------

AUTOMOBILE MANUFACTURERS--0.0%
   DaimlerChrysler NA Holding Corp. 6.50%,
      11/15/13 .......................................       130        136,116
                                                                    -----------
BROADCASTING & CABLE TV--0.1%
   Echostar DBS Corp. 6.375%, 10/1/11 ................       325        314,438
                                                                    -----------

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
CASINOS & GAMING--0.4%
   Harrah's Operating Co., Inc. 7.50%, 1/15/09 .......  $    250    $   264,792
   MGM MIRAGE 6.375%, 12/15/11 .......................       750        749,062
   Station Casinos, Inc. 6.875%, 3/1/16 ..............       300        308,250
                                                                    -----------
                                                                      1,322,104
                                                                    -----------
CONSUMER FINANCE--1.0%
   Ford Motor Credit Co. 8.625%, 11/1/10 .............       300        273,597
   General Electric Capital Corp. 6%, 6/15/12 ........       700        737,234
   General Motors Acceptance Corp. 6.875%,
      8/28/12 ........................................       500        451,247
   General Motors Acceptance Corp. 6.75%,
      12/1/14 ........................................        80         72,085
   SLM Corp. 5.97%, 2/1/10(f) ........................     1,950      1,877,811
                                                                    -----------
                                                                      3,411,974
                                                                    -----------
DIVERSIFIED BANKS--0.3%
   National Capital Trust II 144A 5.486%,
      12/29/49(d)(f) .................................       950        949,363
                                                                    -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   International Lease Finance Corp. 4.75%,
      1/13/12 ........................................       625        609,372
                                                                    -----------
ELECTRIC UTILITIES--0.3%
   Entergy Gulf States, Inc. 5.70%, 6/1/15 ...........     1,000        978,673
                                                                    -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.3%
   Mettler-Toledo International, Inc. 4.85%,
      11/15/10 .......................................     1,000        978,781
                                                                    -----------
HEALTH CARE DISTRIBUTORS--0.0%
   AmerisourceBergen Corp. 144A 5.625%,
      9/15/12(d) .....................................        90         90,000
                                                                    -----------
HEALTH CARE FACILITIES--0.1%
   HCA, Inc. 6.30%, 10/1/12 ..........................       400        403,997
                                                                    -----------
HOTELS, RESORTS & CRUISE LINES--0.0%
   La Quinta Properties, Inc. 7%, 8/15/12 ............        75         81,563
                                                                    -----------
INDUSTRIAL MACHINERY--0.6%
   ITW Cupids Financing Trust I 144A 6.55%,
      12/31/11(d)(e) .................................     2,000      2,132,486
                                                                    -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.2%
   Qwest Corp. 8.875%, 3/15/12 .......................       325        368,063
   Verizon Global Funding Corp. 4.90%, 9/15/15 .......       225        217,801
                                                                    -----------
                                                                        585,864
                                                                    -----------
INVESTMENT BANKING & BROKERAGE--0.1%
   Morgan Stanley 5.375%, 10/15/15 ...................       460        460,446
                                                                    -----------
METAL & GLASS CONTAINERS--0.0%
   Plastipak Holdings, Inc. 144A 8.50%, 12/15/15(d) ..       110        111,650
                                                                    -----------
MOVIES & ENTERTAINMENT--0.1%
   Time Warner, Inc. 6.875%, 5/1/12 ..................       415        441,759
                                                                    -----------
MULTI-UTILITIES--0.3%
   Dominion Resources, Inc. 5%, 3/15/13 ..............       175        170,391
   NiSource Finance Corp. 5.45%, 9/15/20 .............       930        901,097
                                                                    -----------
                                                                      1,071,488
                                                                    -----------
OIL & GAS DRILLING--0.1%
   Diamond Offshore Drilling, Inc. 4.875%, 7/1/15 ....       420        410,490
                                                                    -----------
OIL & GAS STORAGE & TRANSPORTATION--0.2%
   AmeriGas Partners LP 7.25%, 5/20/15 ...............       500        512,500
   Kinder Morgan Finance 144A 5.70%, 1/5/16(d) .......       350        353,026
                                                                    -----------
                                                                        865,526
                                                                    -----------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.3%
   Bosphorus Financial Services Ltd. 144A 6.14%,
      2/15/12(d)(f) ..................................  $    400    $   402,052
   Erac USA Finance Co. 144A 5.90%, 11/15/15(d) ......       245        249,214
   JPMorgan Chase & Co. 5.125%, 9/15/14 ..............       500        494,955
                                                                    -----------
                                                                      1,146,221
                                                                    -----------
REGIONAL BANKS--0.3%
   Zions Bancorp 5.65%, 5/15/14 ......................     1,000      1,024,772
                                                                    -----------
REITS--0.8%
   Colonial Properties Trust 6.25%, 6/15/14 ..........     1,500      1,548,975
   HRPT Properties Trust 5.75%, 11/1/15 ..............       275        274,050
   iStar Financial, Inc. 5.375%, 4/15/10 .............       975        966,291
                                                                    -----------
                                                                      2,789,316
                                                                    -----------
TOBACCO--0.2%
   Reynolds (R.J.) Tobacco Holdings, Inc.
   144A 7.30%, 7/15/15 (d) ...........................       600        615,000
                                                                    -----------
TRADING COMPANIES & DISTRIBUTORS--0.4%
   Hughes Supply, Inc. 5.50%, 10/15/14 ...............       950        924,160
   United Rentals North America, Inc. 6.50%,
      2/15/12 ........................................       500        489,375
                                                                    -----------
                                                                      1,413,535
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
   Nextel Communications, Inc. Series E 6.875%,
      10/31/13 .......................................       750        782,410
                                                                    -----------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $25,084,389) .....................               25,060,714
                                                                    -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--9.3%
   Countrywide Home Loan Mortgage
      Pass-Through Trust 04-12, 12A1 4.79%,
      8/25/34 (f) ....................................       882        871,457
   Countrywide Home Loan Mortgage Pass-Through
      Trust 04-13, 1A1 5.50%, 8/25/34 ................       970        965,121
   Crown Castle Towers LLC 05-1A, AFX 144A
      4.643%, 6/15/35 (d) ............................       800        783,506
   CS First Boston Mortgage Securities Corp.
      97-C2 B 6.72%, 1/17/35 .........................     2,000      2,061,363
   CS First Boston Mortgage Securities Corp.
      97-C2, A3 6.55%, 1/17/35 .......................     2,200      2,252,823
   DLJ Commercial Mortgage Corp. 98-CF2,
      A1B 6.24%, 11/12/31 ............................     2,960      3,050,748
   First Horizon Mortgage Pass-Through Trust
      05-AR1, 2A1 5.033%, 4/25/35 (f) ................     1,059      1,046,642
   GMAC Commercial Mortgage Securities, Inc.
      97-C2, A3 6.566%, 4/15/29 ......................       800        819,000
   GS Mortgage Securities Corp. II 05-GG4, AJ
      4.782%, 7/10/39 ................................     1,640      1,577,641
   GS Mortgage Securities Corp. II 99-C1, A2
      6.11%, 11/18/30 (f) ............................     3,625      3,711,247
   Homestar Net Interest Margin Trust 04-3,
      A1 144A 5.50%, 7/25/34 (d) .....................        20         19,883
   JPMorgan Chase Commercial Mortgage
      Securities Corp. 01-CIBC, A3 6.26%,
      3/15/33 ........................................     2,560      2,691,908
   JPMorgan Mortgage Trust 05-S2, 2A15 6%,
      9/25/35 ........................................     1,824      1,824,224
   Lehman Brothers Commercial Conduit
      Mortgage Trust 99-C2, A2 7.325%, 10/15/32 ......     1,840      1,969,749
   Master Resecuritization Trust 05-1 144A 5%,
      10/28/34 (d) ...................................       599        572,978
   Residential Asset Mortgage Products, Inc.
      03-RS6, AI3 3.08%, 12/25/28 ....................       382        379,601
   Residential Funding Mortgage Securities I, Inc.
      05-SA1, 2A 4.897%, 3/25/35 (f) .................     1,122      1,108,202

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
   Structured Asset Securities Corp. 03-32,
      1A1 5.30%, 11/25/33(f) .........................  $    709    $   689,466
   Structured Asset Securities Corp. 05-6,
      4A1 5%, 5/25/35 ................................     1,416      1,365,505
   Wells Fargo Mortgage Backed Securities Trust
      03-4, A18 5.50%, 6/25/33 .......................       400        395,053
   Wells Fargo Mortgage Backed Securities Trust
      04-EE, 2A3 3.989%, 1/25/35(f) ..................       727        705,587
   Wells Fargo Mortgage Backed Securities Trust
      05-5, 1A1 5%, 5/25/20 ..........................       728        714,818
   Wells Fargo Mortgage Backed Securities Trust
      05-AR10, 2A16 4.11%, 6/25/35(f) ................     1,000        974,687
   Wells Fargo Mortgage Backed Securities Trust
      05-AR16, 6A3 5.001%, 10/25/35(f) ...............       680        673,824
   Wells Fargo Mortgage Backed Securities Trust
      05-AR4, 2A1 4.536%, 4/25/35(f) .................     1,751      1,718,669
                                                                    -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $32,769,790) .....................               32,943,702
                                                                    ------------
FOREIGN GOVERNMENT SECURITIES--1.3%

AUSTRALIA--0.1%
   Commonwealth of Australia Series 1106
      6.75%, 11/15/06 ................................       530(h)     392,840
                                                                    -----------
BRAZIL--0.1%
   Federative Republic of Brazil 9.25%,
      10/22/10 .......................................       150        168,225
   Federative Republic of Brazil 8.875%,
      10/14/19 .......................................       200        224,600
                                                                    -----------
                                                                        392,825
                                                                    -----------
NEW ZEALAND--0.1%
   Commonwealth of New Zealand Series
      206 6.50%, 2/15/06 .............................       370(g)     252,489
                                                                    -----------
PANAMA--0.3%
   Republic of Panama 7.25%, 3/15/15 .................       240        256,560
   Republic of Panama 9.375%, 1/16/23 ................       550        691,625
                                                                    -----------
                                                                        948,185
                                                                    -----------
PERU--0.1%
   Republic of Peru 8.75%, 11/21/33 ..................       200        226,000
                                                                    -----------
PHILIPPINES--0.3%
   Republic of Philippines 8.375%, 2/15/11 ...........       585        634,725
   Republic of Philippines 10.625%, 3/16/25 ..........       500        637,500
                                                                    -----------
                                                                      1,272,225
                                                                    -----------
RUSSIA--0.2%
   Russian Federation RegS 5%, 3/31/30(f)(i) .........       650        734,500
                                                                    -----------
TURKEY--0.1%
   Republic of Turkey 7.375%, 2/5/25 .................       200        207,500
                                                                    -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $4,257,840) ......................                4,426,564
                                                                    -----------
FOREIGN CORPORATE BONDS(c)--3.6%

AUSTRALIA--0.5%
   St. George Bank Ltd. 144A 5.30%, 10/15/15(d) ......     1,000      1,004,461
   United Energy Distribution Holdings
      Property Ltd. 144A 5.45%, 4/15/16(d)  ..........       500        512,374
   Westfield Capital Corp. 144A 5.125%, 11/15/14(d) ..       175        172,894
                                                                    -----------
                                                                      1,689,729
                                                                    -----------
BRAZIL--0.1%
   Petrobras International Finance Co.
      9.125%, 7/2/13 .................................       250        291,875
                                                                    -----------

                      See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                          PAR
                                                         VALUE
                                                         (000)         VALUE
                                                        --------    -----------
CANADA--0.0%
   Rogers Wireless Communications, Inc.
      7.25%, 12/15/12 ................................  $    150    $   158,438
                                                                    -----------
CHILE--0.2%
   Banco Santander Chile 144A 5.375%,
      12/9/14(d) .....................................       300        299,545
   Petropower I Funding Trust 144A 7.36%,
      2/15/14(d) .....................................       536        513,059
                                                                    -----------
                                                                        812,604
                                                                    -----------
GERMANY--0.3%
   Deutsche Bank AG NY Series GS 4.70%,
      3/22/12(f) .....................................     1,000        966,000
                                                                    -----------
KAZAKHSTAN--0.4%
   Kazkommerts International BV 144A 7%,
      11/3/09(d) .....................................     1,250      1,288,750
                                                                    -----------
MALAYSIA--0.5%
   Malaysia International Shipping Corp.
      Capital Ltd. 144A 6.125%, 7/1/14(d) ............       750        788,924
   Petronas Capital Ltd. RegS 7%, 5/22/12(i) .........       750        828,697
                                                                    -----------
                                                                      1,617,621
                                                                    -----------
MEXICO--0.5%
   America Movil SA de CV 5.75%, 1/15/15 .............       340        341,156
   Pemex Project Funding Master Trust
      9.125%, 10/13/10 ...............................       500        575,500
   Pemex Project Funding Master Trust 8%,
      11/15/11 .......................................       450        504,450
   Pemex Project Funding Master Trust 144A
      5.75%, 12/15/15(d) .............................       400        398,000
                                                                    -----------
                                                                      1,819,106
                                                                    -----------
NETHERLANDS--0.2%
   Coca-Cola HBC Finance BV 5.125%, 9/17/13 ..........       750        753,900
                                                                    -----------
SINGAPORE--0.1%
   DBS Bank Ltd. 144A 5%, 11/15/19(d)(f) .............       525        510,833
                                                                    -----------
SOUTH KOREA--0.2%
   Korea Development Bank 5.50%, 11/13/12 ............       800        817,056
                                                                    -----------
UNITED KINGDOM--0.3%
   HBOS plc 144A 5.375%, 11/29/49(d)(f) ..............     1,000        998,084
                                                                    -----------
UNITED STATES--0.3%
   Amvescap plc 5.375%, 12/15/14 .....................     1,000        980,318
                                                                    -----------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $12,613,605) .....................               12,704,314
                                                                    -----------

                                                         SHARES
                                                        --------
DOMESTIC COMMON STOCKS--54.5%

ADVERTISING--2.0%
   Harte-Hanks, Inc. .................................   122,100      3,222,219
   Omnicom Group, Inc. ...............................    46,600      3,967,058
                                                                    -----------
                                                                      7,189,277
                                                                    -----------
AEROSPACE & DEFENSE--1.5%
   United Technologies Corp. .........................    93,500      5,227,585
                                                                    -----------
AIR FREIGHT & LOGISTICS--0.8%
   FedEx Corp. .......................................    28,900      2,987,971
                                                                    -----------
AIRLINES--0.6%
   Alaska Air Group, Inc. (b) ........................    62,200      2,221,784
                                                                    -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.6%
   Mellon Financial Corp. ............................    60,000      2,055,000
                                                                    -----------
CASINOS & GAMING--0.9%
   Harrah's Entertainment, Inc. ......................    42,874      3,056,487
                                                                    -----------

                                                         SHARES        VALUE
                                                        --------    -----------
COMMUNICATIONS EQUIPMENT--2.9%
   Cisco Systems, Inc. (b) ...........................   315,800    $ 5,406,496
   CommScope, Inc. (b) ...............................   117,700      2,369,301
   Tellabs, Inc. (b) .................................   219,600      2,393,640
                                                                    -----------
                                                                     10,169,437
                                                                    -----------
COMPUTER HARDWARE--1.9%
   Dell, Inc. (b) ....................................    36,200      1,085,638
   International Business Machines Corp. .............    66,900      5,499,180
                                                                    -----------
                                                                      6,584,818
                                                                    -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
   Alliance Data Systems Corp. (b) ...................    81,900      2,915,640
                                                                    -----------
DIVERSIFIED BANKS--5.5%
   Bank of America Corp. .............................   162,200      7,485,530
   Wachovia Corp. ....................................    99,400      5,254,284
   Wells Fargo & Co. .................................   108,400      6,810,772
                                                                    -----------
                                                                     19,550,586
                                                                    -----------
DRUG RETAIL--0.5%
   CVS Corp. .........................................    65,700      1,735,794
                                                                    -----------
ELECTRIC UTILITIES--0.6%
   DPL, Inc. .........................................    83,600      2,174,436
                                                                    -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
   Emerson Electric Co. ..............................    24,500      1,830,150
                                                                    -----------
ENVIRONMENTAL & FACILITIES SERVICES--0.9%
   Waste Management, Inc. ............................   108,100      3,280,835
                                                                    -----------
FOOTWEAR--0.6%
   NIKE, Inc. Class B ................................    23,000      1,996,170
                                                                    -----------
HEALTH CARE EQUIPMENT--3.4%
   Beckman Coulter, Inc. .............................    67,000      3,812,300
   Fisher Scientific International, Inc. (b) .........    79,000      4,886,940
   Thermo Electron Corp.(b) ..........................   105,400      3,175,702
                                                                    -----------
                                                                     11,874,942
                                                                    -----------
HEALTH CARE SERVICES--0.5%
   Express Scripts, Inc. (b) .........................    23,100      1,935,780
                                                                    -----------
HOUSEHOLD PRODUCTS--3.1%
   Colgate-Palmolive Co. .............................    48,600      2,665,710
   Procter & Gamble Co. (The) ........................   119,800      6,934,024
   Spectrum Brands, Inc.(b) ..........................    60,200      1,222,662
                                                                    -----------
                                                                     10,822,396
                                                                    -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.9%
   Manpower, Inc. ....................................    70,600      3,282,900
                                                                    -----------
INDUSTRIAL CONGLOMERATES--3.2%
   General Electric Co. ..............................   318,500     11,163,425
                                                                    -----------
INDUSTRIAL MACHINERY--0.4%
   Danaher Corp. .....................................    23,500      1,310,830
                                                                    -----------
INTEGRATED OIL & GAS--1.7%
   Exxon Mobil Corp. .................................   108,600      6,100,062
                                                                    -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.7%
   AT&T, Inc. ........................................    46,200      1,131,438
   Verizon Communications, Inc. ......................    48,300      1,454,796
                                                                    -----------
                                                                      2,586,234
                                                                    -----------
INVESTMENT BANKING & BROKERAGE--1.1%
   Merrill Lynch & Co., Inc. .........................    56,300      3,813,199
                                                                    -----------

                      See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                         SHARES        VALUE
                                                        --------    -----------
MANAGED HEALTH CARE--3.5%
   Centene Corp. (b) .................................    93,600    $ 2,460,744
   CIGNA Corp. .......................................    28,800      3,216,960
   Coventry Health Care, Inc.(b) .....................    35,800      2,039,168
   WellCare Health Plans, Inc. (b) ...................    29,700      1,213,245
   WellPoint, Inc. (b) ...............................    44,000      3,510,760
                                                                    -----------
                                                                     12,440,877
                                                                    -----------
MOVIES & ENTERTAINMENT--1.2%
   Walt Disney Co. (The) .............................   180,500      4,326,585
                                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER--1.1%
   PG&E Corp. ........................................   105,300      3,908,736
                                                                    -----------
OIL & GAS DRILLING--0.9%
   Patterson-UTI Energy, Inc. ........................    33,100      1,090,645
   Transocean, Inc. (b) ..............................    28,200      1,965,258
                                                                    -----------
                                                                      3,055,903
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
   Anadarko Petroleum Corp. ..........................    28,900      2,738,275
                                                                    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.4%
   Citigroup, Inc. ...................................    53,000      2,572,090
   JPMorgan Chase & Co. ..............................   152,200      6,040,818
                                                                    -----------
                                                                      8,612,908
                                                                    -----------
PACKAGED FOODS & MEATS--0.8%
   Dean Foods Co. (b) ................................    36,300      1,367,058
   Kellogg Co. .......................................    27,100      1,171,262
   TreeHouse Foods, Inc. (b) .........................     7,360        137,779
                                                                    -----------
                                                                      2,676,099
                                                                    -----------
PHARMACEUTICALS--2.3%
   Johnson & Johnson .................................    94,000      5,649,400
   Pfizer, Inc. ......................................   111,800      2,607,176
                                                                    -----------
                                                                      8,256,576
                                                                    -----------
RAILROADS--1.2%
   Norfolk Southern Corp. ............................    98,000      4,393,340
                                                                    -----------
RESTAURANTS--0.8%
   McDonald's Corp. ..................................    78,400      2,643,648
                                                                    -----------
SEMICONDUCTORS--0.5%
   Intel Corp. .......................................    65,000      1,622,400
                                                                    -----------
SOFT DRINKS--1.4%
   Coca-Cola Co. (The) ...............................   118,600      4,780,766
                                                                    -----------

                                                         SHARES        VALUE
                                                        --------    -----------
SYSTEMS SOFTWARE--1.4%
   Microsoft Corp. ...................................   189,700    $ 4,960,655
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
   Sprint Nextel Corp. ...............................    87,502      2,044,047
                                                                    -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $157,813,958) ....................              192,326,553
                                                                    -----------
FOREIGN COMMON STOCKS(c)--2.0%

APPLICATION SOFTWARE--0.6%
   Amdocs Ltd. (United States) (b) ...................    85,600      2,354,000
                                                                    -----------
COMMUNICATIONS EQUIPMENT--0.6%
   Alcatel SA Sponsored ADR (France) (b) .............   175,900      2,181,160
                                                                    -----------
ELECTRONIC MANUFACTURING SERVICES--0.8%
   Flextronics International Ltd. (Singapore) (b) ....   259,300      2,707,092
                                                                    -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $7,879,635) ......................                7,242,252
                                                                    -----------
EXCHANGE TRADED FUNDS--1.3%
   SPDR Trust Series I ...............................    36,500      4,544,615
                                                                    -----------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $4,646,136) ......................                4,544,615
                                                                    -----------
TOTAL LONG TERM INVESTMENTS--97.3%
   (Identified cost $308,890,251) ....................              343,256,200
                                                                    -----------

                                                      PAR
                                                     VALUE
                                                     (000)
                                                    --------
SHORT-TERM INVESTMENTS--2.4%

COMMERCIAL PAPER(k)--2.4%
   Sysco Corp. 4.15%, 1/3/06 ....................   $    785          784,819
   Verizon Network Funding Corp. 4.27%, 1/4/06 ..      3,520        3,518,747
   Cargill, Inc. 4.32%, 1/5/06 ..................      2,000        1,999,040
   Ranger Funding Co. LLC 4.25%, 1/12/06 ........      2,185        2,182,163
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $8,484,769) .................                   8,484,769
                                                                 ------------
TOTAL INVESTMENTS--99.7%
   (Identified cost $317,375,020) ...............                 351,740,969(a)
   Other assets and liabilities, net--0.3% ......                   1,001,431
                                                                 ------------
NET ASSETS--100.0%                                               $352,742,400
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $39,676,387 and gross depreciation of $5,339,826 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $317,404,408.

(b)   Non-income producing.

(c) Foreign corporate bonds and foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $12,766,082 or 3.6% of net assets.

(e) Illiquid and restricted. At December 31, 2005, this security amounted to a value of $2,132,486 or 0.6% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(f) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(g)   Par value represents New Zealand Dollar.

(h)   Par value represents Australian Dollar.

(i) Regulation S Security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(j)   Escrowed to maturity.

(k)   The rate shown is the discount rate.

(l)   Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $317,375,020) ..  $ 351,740,969
Cash ...........................................................          4,000
Receivables
   Dividends and interest ......................................      1,489,874
   Fund shares sold ............................................         66,316
Prepaid expenses ...............................................         23,933
                                                                  -------------
     Total assets ..............................................    353,325,092
                                                                  -------------

LIABILITIES
Payables
   Fund shares repurchased .....................................        295,925
   Investment advisory fee .....................................        177,449
   Professional fee ............................................         30,525
   Administration fee ..........................................         22,144
   Financial agent fee .........................................         19,430
   Trustees' fee ...............................................          1,234
   Other accrued expenses ......................................         35,985
                                                                  -------------
     Total liabilities .........................................        582,692
                                                                  -------------
NET ASSETS .....................................................  $ 352,742,400
                                                                  =============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............  $ 309,005,324
   Undistributed net investment income .........................        433,083
   Accumulated net realized gain ...............................      8,938,678
   Net unrealized appreciation .................................     34,365,315
                                                                  -------------
NET ASSETS .....................................................  $ 352,742,400
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .....................................     25,604,621
                                                                  =============
Net asset value and offering price per share ...................  $       13.78
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest ....................................................  $   8,554,550
   Dividends ...................................................      3,729,233
   Foreign taxes withheld ......................................        (12,400)
                                                                  -------------
     Total investment income ...................................     12,271,383
                                                                  -------------

EXPENSES
   Investment advisory fee .....................................      2,244,193
   Financial agent fee .........................................        243,423
   Administration fee ..........................................        281,275
   Printing ....................................................         85,283
   Custodian ...................................................         74,155
   Professional ................................................         36,923
   Trustees ....................................................         11,829
   Miscellaneous ...............................................         78,780
                                                                  -------------
     Total expenses ............................................      3,055,861
   Less custodian fees paid indirectly .........................         (3,794)
                                                                  -------------
     Net expenses ..............................................      3,052,067
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ...................................      9,219,316
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................     16,578,772
   Net realized gain (loss) on foreign currency transactions ...       (169,244)
   Net change in unrealized appreciation (depreciation)
      on investments ...........................................    (19,657,845)
   Net change in unrealized appreciation (depreciation) on
      foreign currency translation .............................         (9,490)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS .................................     (3,257,807)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ..................................................  $   5,961,509
                                                                  =============

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED     YEAR ENDED
                                                                            DECEMBER 31,   DECEMBER 31,
                                                                                2005          2004
                                                                           -------------  -------------
FROM OPERTAIONS
   Net investment income (loss) .........................................  $   9,219,316  $  10,788,732
   Net realized gain (loss) .............................................     16,409,528     32,385,825
   Net change in unrealized appreciation (depreciation) .................    (19,667,335)   (12,028,800)
                                                                           -------------  -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........      5,961,509     31,145,757
                                                                           -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................     (8,812,313)   (11,361,327)
   Net realized short-term gains ........................................     (5,407,467)            --
   Net realized long-term  gains ........................................     (4,384,066)   (10,786,964)
                                                                           -------------  -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............    (18,603,846)   (22,148,291)
                                                                           -------------  -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (114,234 and 107,064 shares,
     respectively)* .....................................................      1,603,818      1,488,035*
   Net asset value of shares issued from reinvestment of distributions
     (1,339,912 and 1,566,325 shares, respectively) .....................     18,603,846     22,148,291
   Cost of shares repurchased (5,888,632 and 5,207,880 shares,
     respectively)* .....................................................    (82,666,353)   (73,419,995)*
                                                                           -------------  -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............    (62,458,689)   (49,783,669)
                                                                           -------------  -------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................    (75,101,026)   (40,786,203)
NET ASSETS
   Beginning of period ..................................................    427,843,426    468,629,629
                                                                           -------------  -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $433,083 AND $285,126, RESPECTIVELY] ............................  $ 352,742,400  $ 427,843,426
                                                                           =============  =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                  2005         2004     2003(3)      2002      2001(2)
                                               ---------    ---------  ---------  ---------   ---------
Net asset value, beginning of period .......   $   14.24    $   13.96  $   11.95  $   13.92   $   14.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income  (loss) ...........        0.34(1)      0.37       0.33       0.35        0.36(1)
   Net realized and unrealized gain (loss)..       (0.08)        0.65       2.02      (1.96)      (0.11)
                                               ---------    ---------  ---------  ---------   ---------
     TOTAL FROM INVESTMENT OPERATIONS ......        0.26         1.02       2.35      (1.61)       0.25
                                               ---------    ---------  ---------  ---------   ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ....       (0.33)       (0.37)     (0.34)     (0.36)      (0.35)
   Distributions from net realized gains ...       (0.39)       (0.37)        --         --       (0.23)
                                               ---------    ---------  ---------  ---------   ---------
     TOTAL DISTRIBUTIONS ...................       (0.72)       (0.74)     (0.34)     (0.36)      (0.58)
                                               ---------    ---------  ---------  ---------   ---------
CHANGE IN NET ASSET VALUE ..................       (0.46)        0.28       2.01      (1.97)      (0.33)
                                               ---------    ---------  ---------  ---------   ---------
NET ASSET VALUE, END OF PERIOD .............   $   13.78    $   14.24  $   13.96  $   11.95   $   13.92
                                               =========    =========  =========  =========   =========
Total return ...............................        1.79%        7.46%     19.87%    (11.58)%      1.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...   $ 352,742    $ 427,843  $ 468,630  $ 444,017   $ 374,817
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ......................        0.79%        0.78%      0.77%      0.70%       0.71%
   Net investment income (loss) ............        2.39%        2.44%      2.54%      2.73%       2.56%
Portfolio turnover .........................          62%          65%        87%        78%         44%

(1)   Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share.

(3) As a result of changes in generally accepted accounting principles, the series has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a change of $0.00 to net investment income per share and net realized and unrealized gain (loss) per share for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.00%.

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-ENGEMANN VALUE EQUITY SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 5.43%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 1000(R) Value Index, the series style-specific benchmark, returned 7.05%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, the U.S. experienced strong corporate profit growth, expected to be over 13%, a surprisingly strong economy with real GDP averaging near 4%, and strong consumer spending. So why didn't the markets reflect the strong economic and corporate backdrop? Our belief is that investors were, and remain, concerned the Federal Reserve will raise interest rates too far and push the economy into a deeper than expected slowdown. However, we are encouraged by the minutes from the last Fed meeting of 2005, which suggested that the tightening may be near an end. In fact, the markets rallied the day the news was released. In 1994 and 1984, the Fed tightened rates but stopped before driving the economy into recession, and the markets rallied strongly the year after. This is what we expect for 2006. We originally thought the Fed would finish tightening by last fall, but the economy did not slow as expected. So our forecast has not changed, just the timing. We expect that the combination of the delay and the strong corporate profit growth of 2005 means the market is even more undervalued, and the upside potential better.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series' equity portfolio underperformed the Russell 1000(R) Value Index during the fiscal year due mainly to the underweighting of energy stocks and poor stock picking in the technology sector. As oil prices rose throughout the year, energy stocks were among the best performers in the market. The S&P Energy Sector Index rose from 289 on December 31, 2004 to 372 one year later. The series' relative lack of oil stocks hurt performance significantly. In addition, Flextronics Corp., a contract manufacturer of electronic products, announced poor earnings for the third quarter of 2005, which led to a 31.5% downturn for its stock.

      On the positive side, we had excellent stock picking in the industrials sector. In particular, Jacobs Engineering Group was up over 40% due to strong business momentum in commercial construction, especially for oil and gas projects.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                                1 YEAR    5 YEARS      12/31/05
--------------------------------------------------------------------------------
Value Equity Series                              5.43%    (1.14)%        7.16%
--------------------------------------------------------------------------------
S&P 500(R) Index                                 4.93%     0.55%         3.86%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index                      7.05%     5.28%         6.43%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                 Value Equity     Russell 1000(R)     S&P 500(R)
                    Series          Value Index         Index
                 ------------     ---------------     ----------
  3/2/1998         $10,000            $10,000          $10,000
12/31/1998          11,079             10,965           11,895
12/31/1999          13,775             11,771           14,409
12/29/2000          18,205             12,597           13,086
12/31/2001          14,935             11,893           11,532
12/31/2002          11,660             10,047            8,983
12/31/2003          14,443             13,064           11,562
12/31/2004          16,309             15,218           12,818
12/30/2005          17,194             16,292           13,450

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Value Equity Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING          ENDING       EXPENSES PAID
                                ACCOUNT VALUE    ACCOUNT VALUE       DURING
ENGEMANN VALUE EQUITY SERIES    JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
------------------------------  -------------  -----------------  -------------
Actual                           $ 1,000.00       $ 1,055.80          $ 4.92

Hypothetical (5% return before
   expenses)                       1,000.00         1,020.36            4.85

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.95%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 5.43%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,054.30.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    5.7%
 2. Bank of America Corp.                                                   5.1%
 3. Exxon Mobil Corp.                                                       5.1%
 4. JPMorgan Chase & Co.                                                    3.9%
 5. Merrill Lynch & Co., Inc.                                               3.6%
 6. Wachovia Corp.                                                          3.5%
 7. Wells Fargo & Co.                                                       2.9%
 8. Digital Realty Trust, Inc.                                              2.6%
 9. Fisher Scientific International, Inc.                                   2.3%
10. United Technologies Corp.                                               2.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                32%
Industrials                               18
Health Care                               11
Energy                                    10
Information Technology                     7
Consumer Discretionary                     6
Consumer Staples                           6
Other                                     10

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                      SHARES       VALUE
                                                    ---------   ------------
DOMESTIC COMMON STOCKS--93.1%

ADVERTISING--1.5%
   Omnicom Group, Inc. ...........................     18,500   $  1,574,905
                                                                ------------
AEROSPACE & DEFENSE--2.3%
   United Technologies Corp. .....................     43,700      2,443,267
                                                                ------------
AIR FREIGHT & LOGISTICS--1.3%
   FedEx Corp. ...................................     13,200      1,364,748
                                                                ------------
AIRLINES--0.5%
   Alaska Air Group, Inc. (b) ....................     15,900        567,948
                                                                ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
   Mellon Financial Corp. ........................     29,700      1,017,225
                                                                ------------
AUTOMOTIVE RETAIL--1.6%
   Pantry, Inc. (The) (b) ........................     36,700      1,724,533
                                                                ------------
COMMUNICATIONS EQUIPMENT--1.4%
   Cisco Systems, Inc. (b) .......................     89,900      1,539,088
                                                                ------------
COMPUTER HARDWARE--2.1%
   International Business Machines Corp. .........     27,400      2,252,280
                                                                ------------
CONSTRUCTION & ENGINEERING--1.4%
   URS Corp. (b) .................................     40,700      1,530,727
                                                                ------------
CONSUMER FINANCE--1.4%
   MBNA Corp. ....................................     53,200      1,444,380
                                                                ------------
DATA PROCESSING & OUTSOURCED SERVICES--1.4%
   Alliance Data Systems Corp. (b) ...............     40,500      1,441,800
                                                                ------------
DIVERSIFIED BANKS--11.4%
   Bank of America Corp. .........................    118,000      5,445,700
   Wachovia Corp. ................................     69,700      3,684,342
   Wells Fargo & Co. .............................     49,000      3,078,670
                                                                ------------
                                                                  12,208,712
                                                                ------------

                                                      SHARES       VALUE
                                                    ---------   ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
   SERVICES--1.5%
   Adesa, Inc. ...................................     67,500   $  1,648,350
                                                                ------------
DRUG RETAIL--0.8%
   CVS Corp. .....................................     33,100        874,502
                                                                ------------
ELECTRIC UTILITIES--2.3%
   DPL, Inc. .....................................     42,000      1,092,420
   FPL Group, Inc. ...............................     33,800      1,404,728
                                                                ------------
                                                                   2,497,148
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
   Emerson Electric Co. ..........................     12,100        903,870
                                                                ------------
ENVIRONMENTAL & FACILITIES SERVICES--1.3%
   Waste Management, Inc. ........................     47,200      1,432,520
                                                                ------------
FOOTWEAR--0.5%
   NIKE, Inc. Class B ............................      6,300        546,777
                                                                ------------
HEALTH CARE EQUIPMENT--5.3%
   Beckman Coulter, Inc. .........................     33,300      1,894,770
   Fisher Scientific International, Inc. (b) .....     40,200      2,486,772
   Thermo Electron Corp.(b) ......................     41,900      1,262,447
                                                                ------------
                                                                   5,643,989
                                                                ------------
HOUSEHOLD PRODUCTS--3.9%
   Colgate-Palmolive Co. .........................     29,900      1,640,015
   Procter & Gamble Co. (The) ....................     32,800      1,898,464
   Spectrum Brands, Inc. (b) .....................     30,100        611,331
                                                                ------------
                                                                   4,149,810
                                                                ------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--1.5%
   Manpower, Inc. ................................     34,900      1,622,850
                                                                ------------
INDUSTRIAL CONGLOMERATES--5.7%
   General Electric Co. ..........................    172,200      6,035,610
                                                                ------------

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

                                                      SHARES        VALUE
                                                    ---------   ------------
INDUSTRIAL MACHINERY--0.4%
   Danaher Corp. .................................      7,900   $    440,662
                                                                ------------
INTEGRATED OIL & GAS--6.6%
   Chevron Corp. .................................     28,331      1,608,351
   Exxon Mobil Corp. .............................     96,298      5,409,059
                                                                ------------
                                                                   7,017,410
                                                                ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.3%
   AT&T, Inc. ....................................     50,500      1,236,745
   Verizon Communications, Inc. ..................     41,000      1,234,920
                                                                ------------
                                                                   2,471,665
                                                                ------------
INVESTMENT BANKING & BROKERAGE--3.6%
   Merrill Lynch & Co., Inc. .....................     56,500      3,826,745
                                                                ------------
LIFE & HEALTH INSURANCE--2.3%
   Prudential Financial, Inc. ....................     33,000      2,415,270
                                                                ------------
MANAGED HEALTH CARE--4.4%
   Centene Corp. (b) .............................     25,500        670,395
   CIGNA Corp. ...................................     10,700      1,195,190
   Coventry Health Care, Inc. (b) ................     17,650      1,005,344
   WellCare Health Plans, Inc. (b) ...............     15,000        612,750
   WellPoint, Inc. (b) ...........................     15,300      1,220,787
                                                                ------------
                                                                   4,704,466
                                                                ------------
MOVIES & ENTERTAINMENT--1.2%
   Walt Disney Co. (The) .........................     54,000      1,294,380
                                                                ------------
MULTI-UTILITIES & UNREGULATED POWER--2.0%
   PG&E Corp. ....................................     56,900      2,112,128
                                                                ------------
OIL & GAS DRILLING--1.5%
   Patterson-UTI Energy, Inc. ....................     17,000        560,150
   Transocean, Inc. (b) ..........................     14,300        996,567
                                                                ------------
                                                                   1,556,717
                                                                ------------
OIL & GAS EQUIPMENT & SERVICES--0.9%
   Baker Hughes, Inc. ............................     15,200        923,856
                                                                ------------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
   Anadarko Petroleum Corp. ......................      9,400        890,650
                                                                ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--5.1%
   Citigroup, Inc. ...............................     26,800      1,300,604
   JPMorgan Chase & Co. ..........................    104,400      4,143,636
                                                                ------------
                                                                   5,444,240
                                                                ------------
PHARMACEUTICALS--1.0%
   Johnson & Johnson .............................     17,800      1,069,780
                                                                ------------
PROPERTY & CASUALTY INSURANCE--1.2%
   St. Paul Travelers Cos., Inc. (The) ...........     29,800      1,331,166
                                                                ------------
RAILROADS--0.8%
   Norfolk Southern Corp. ........................     17,800        797,974
                                                                ------------
REITS--5.6%
   American Financial Realty Trust ...............     87,100      1,045,200
   Digital Realty Trust, Inc. ....................    124,600      2,819,698
   GMH Communities Trust .........................    100,800      1,563,408
   HRPT Properties Trust .........................     50,500        522,675
                                                                ------------
                                                                   5,950,981
                                                                ------------

                                                      SHARES       VALUE
                                                    ---------   ------------
RESTAURANTS--1.3%
   McDonald's Corp. ..............................     39,700   $  1,338,684
                                                                ------------
SOFT DRINKS--1.2%
   Coca-Cola Co. (The) ...........................     31,200      1,257,672
                                                                ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost  $85,088,172) ................                99,309,485
                                                                ------------
FOREIGN COMMON STOCKS(c)--2.9%

APPLICATION SOFTWARE--0.8%
   Amdocs Ltd. (United States) (b) ...............     29,900        822,250
                                                                ------------
COMMUNICATIONS EQUIPMENT--0.8%
   Alcatel SA Sponsored ADR (France) (b) .........     67,400        835,760
                                                                ------------
ELECTRONIC MANUFACTURING SERVICES--0.6%
   Flextronics International Ltd.
      (Singapore) (b) ............................     62,200        649,368
                                                                ------------
MARINE--0.7%
   Diana Shipping, Inc. (Greece) .................     63,900        821,754
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $3,313,223) ..................                 3,129,132
                                                                ------------
EXCHANGE TRADED FUNDS--1.1%
   iShares Russell 1000 Value Index Fund .........     17,600      1,214,928
                                                                ------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $1,203,893) ..................                 1,214,928
                                                                ------------
TOTAL LONG TERM INVESTMENTS--97.1%
   (Identified cost $89,605,288) .................               103,653,545
                                                                ------------

                                                       PAR
                                                      VALUE
                                                      (000)
                                                    ---------
SHORT-TERM INVESTMENTS--2.8%

COMMERCIAL PAPER(d)--2.8%
   UBS Finance Delaware LLC 4.19%, 1/3/06 ........  $   3,005      3,004,300
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $3,004,300) ..................                 3,004,300
                                                                ------------
TOTAL INVESTMENTS--99.9%
   (Identified cost $92,609,588) .................               106,657,845(a)
   Other assets and liabilities, net--0.1% .......                    58,066
                                                                ------------
NET ASSETS--100.0% ...............................              $106,715,911
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,083,869 and gross depreciation of $1,470,216 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $93,044,192.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $92,609,588) ..  $  106,657,845
Cash ..........................................................           3,789
Receivables
   Dividends ..................................................         163,991
   Fund shares sold ...........................................          43,070
   Tax reclaims ...............................................           2,242
Prepaid expenses ..............................................           7,480
                                                                 --------------
      Total assets ............................................     106,878,417
                                                                 --------------
LIABILITIES
Payables
   Fund shares repurchased ....................................          44,772
   Investment advisory fee ....................................          53,544
   Professional fee ...........................................          27,394
   Printing fee ...............................................          12,633
   Financial agent fee ........................................           7,933
   Administration fee .........................................           6,759
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................           8,237
                                                                 --------------
      Total liabilities .......................................         162,506
                                                                 --------------
NET ASSETS ....................................................  $  106,715,911
                                                                 ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........  $   94,228,335
   Undistributed net investment income ........................         176,394
   Accumulated net realized loss ..............................      (1,737,016)
   Net unrealized appreciation ................................      14,048,198
                                                                 --------------
NET ASSETS ....................................................  $  106,715,911
                                                                 ==============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       7,769,658
                                                                 ==============
Net asset value and offering price per share ..................  $        13.73
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................  $    2,532,205
   Interest ...................................................          92,752
   Foreign taxes withheld .....................................          (1,193)
                                                                 --------------
     Total investment income ..................................       2,623,764
                                                                 --------------
EXPENSES
   Investment advisory fee ....................................         835,776
   Financial agent fee ........................................          98,718
   Administration fee .........................................          87,159
   Printing ...................................................          50,820
   Professional ...............................................          35,632
   Custodian ..................................................          25,262
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          33,876
                                                                 --------------
     Total expenses ...........................................       1,179,072
   Less expenses reimbursed by investment advisor .............         (44,797)
   Custodian fees paid indirectly .............................              (8)
                                                                 --------------
     Net expenses .............................................       1,134,267
                                                                 --------------
NET INVESTMENT INCOME (LOSS) ..................................       1,489,497
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       9,812,099
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................      (5,588,721)
   Net change in unrealized appreciation (depreciation)
      on foreign currency translation .........................            (357)
                                                                 --------------
NET GAIN (LOSS) ON INVESTMENTS ................................       4,223,021
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................  $    5,712,518
                                                                 ==============

                       See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED     YEAR ENDED
                                                                                                     DECEMBER 31,    DECEMBER 31,
                                                                                                         2005            2004
                                                                                                    -------------   -------------
FROM OPERATIONS
   Net investment income (loss) .................................................................   $   1,489,497   $     940,104
   Net realized gain (loss) .....................................................................       9,812,099       6,003,917
   Net change in unrealized appreciation (depreciation) .........................................      (5,589,078)      8,024,685
                                                                                                    -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................................       5,712,518      14,968,706
                                                                                                    -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS

   Net investment income ........................................................................      (1,333,306)       (984,711)
                                                                                                    -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................................      (1,333,306)       (984,711)
                                                                                                    -------------   -------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (88,888 and 377,783 shares, respectively)* .....................       1,167,486       4,585,036*
   Net asset value of shares issued in conjunction with Plan of Reorganization  (0 and 3,058,095
     shares, respectively) (See Note 11) ........................................................              --      36,459,749
   Net asset value of shares issued from reinvestment of distributions (99,023 and 78,319 shares,
     respectively) ..............................................................................       1,333,306         984,711
   Cost of shares repurchased (2,599,693 and 1,214,767 shares, respectively)* ...................     (34,388,366)    (14,594,472)*
                                                                                                    -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ....................................     (31,887,574)     27,435,024
                                                                                                    -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ........................................................     (27,508,362)     41,419,019

NET ASSETS
   Beginning of period ..........................................................................     134,224,273      92,805,254
                                                                                                    -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $176,394 AND $30,033, RESPECTIVELY] .............................................   $ 106,715,911   $ 134,224,273
                                                                                                    =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
                                                          2005              2004             2003           2002           2001
                                                        ---------        ---------        ---------      ---------      ---------
Net asset value, beginning of period ...............    $   13.18        $   11.77        $    9.59      $   12.41      $   15.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ....................         0.16(1)          0.11(1)          0.09           0.10           0.11
   Net realized and unrealized gain (loss)..........         0.55             1.41             2.19          (2.82)         (2.86)
                                                        ---------        ---------        ---------      ---------      ---------
     TOTAL FROM INVESTMENT OPERATIONS ..............         0.71             1.52             2.28          (2.72)         (2.75)
                                                        ---------        ---------        ---------      ---------      ---------

LESS DISTRIBUTIONS
   Dividends from net investment income ............        (0.16)           (0.11)           (0.10)         (0.10)         (0.09)
   Distributions from net realized gains ...........           --               --               --             --          (0.09)
                                                        ---------        ---------        ---------      ---------      ---------
     TOTAL DISTRIBUTIONS ...........................        (0.16)           (0.11)           (0.10)         (0.10)         (0.18)
                                                        ---------        ---------        ---------      ---------      ---------
CHANGE IN NET ASSET VALUE ..........................         0.55             1.41             2.18          (2.82)         (2.93)
                                                        ---------        ---------        ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD .....................    $   13.73        $   13.18        $   11.77      $    9.59      $   12.41
                                                        =========        =========        =========      =========      =========
Total return .......................................         5.43%           12.91%           23.87%        (21.93)%       (17.96)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...........    $ 106,716        $ 134,224        $  92,805      $  71,684      $  84,159
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ..........................         0.95%            0.95%            0.95%          0.93%          0.85%
   Gross operating expenses ........................         0.99%            0.98%            1.02%          1.01%          1.00%
   Net investment income (loss) ....................         1.25%            0.92%            0.88%          0.96%          1.11%
Portfolio turnover .................................           58%              91%             393%           210%           245%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Money Market Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING          ENDING        EXPENSES PAID
                                ACCOUNT VALUE    ACCOUNT VALUE         DURING
      MONEY MARKET SERIES       JUNE 30, 2005  DECEMBER 31, 2005      PERIOD*
------------------------------  -------------  -----------------   -------------
Actual                            $ 1,000.00      $  1,015.60         $  3.34

Hypothetical (5% return before
   expenses)                        1,000.00         1,021.85            3.36

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.58%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,025.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                       PHOENIX-GOODWIN MONEY MARKET SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Commercial Paper               81%
Medium Term Notes              12
Federal Agency Securities       6
Certificates of Deposit         1

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

 FACE
 VALUE                                                    INTEREST   MATURITY
 (000)    DESCRIPTION                                       RATE       DATE         VALUE
-------   -----------                                     --------   --------   -------------
FEDERAL AGENCY SECURITIES(c)--3.7%
$ 2,500   FHLB ........................................     2.23%     5/26/06   $   2,479,518
  3,000   FHLB ........................................     3.50     12/29/06       2,964,192
                                                                                -------------
TOTAL FEDERAL AGENCY SECURITIES .......................                             5,443,710
                                                                                -------------
                                                                       RESET
                                                                       DATE
                                                                     --------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--2.2%
     93   SBA (Final Maturity 1/25/21) ................     4.50       1/1/06          93,366
    471   SBA (Final Maturity 10/25/22) ...............     4.25       1/1/06         469,067
    762   SBA (Final Maturity 11/25/21) ...............     4.38       1/1/06         762,079
    302   SBA (Final Maturity 2/25/23) ................     4.25       1/1/06         302,003
    277   SBA (Final Maturity 2/25/23) ................     4.25       1/1/06         276,760
    516   SBA (Final Maturity 3/25/24) ................     4.38       1/1/06         515,904
    127   SBA (Final Maturity 5/25/21) ................     4.25       1/1/06         126,951
    617   SBA (Final Maturity 9/25/23) ................     4.13       1/1/06         614,161
                                                                                -------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE .............                             3,160,291
                                                                                -------------

                                                          DISCOUNT   MATURITY
                                                            RATE       DATE
                                                          --------   --------
COMMERCIAL PAPER--81.2%
  1,805   Sysco Corp. .................................     4.15       1/3/06       1,804,584
    515   Goldman Sachs Group, Inc. (The) .............     4.36       1/4/06         514,813
  1,300   Clipper Receivables Co. LLC .................     4.13       1/5/06       1,299,403
  3,500   Private Export Funding Corp. ................     3.92       1/5/06       3,498,476
  2,400   Preferred Receivables Funding Corp. .........     4.28       1/9/06       2,397,717
  1,535   Gannett Co., Inc. ...........................     4.26      1/10/06       1,533,365
  3,000   Goldman Sachs Group, Inc. (The) .............     4.33      1/10/06       2,996,752
  1,420   George Street Finance LLC ...................     4.30      1/11/06       1,418,304
  2,000   Verizon Network Funding Corp. ...............     4.27      1/11/06       1,997,628
  2,150   Alpine Securitization Corp. .................     4.27      1/12/06       2,147,195
  3,530   George Street Finance LLC ...................     4.30      1/12/06       3,525,362
  3,220   Ranger Funding Co. LLC ......................     4.25      1/12/06       3,215,818
    400   Old Line Funding Corp. ......................     4.32      1/13/06         399,424
  2,635   UBS Finance Delaware LLC ....................     4.28      1/13/06       2,631,241
  2,500   Golden Peanut Co. LLC .......................     4.12      1/17/06       2,495,422
    970   Preferred Receivables Funding Corp. .........     4.30      1/17/06         968,146
  1,966   Preferred Receivables Funding Corp. .........     4.31      1/17/06       1,962,234
  1,655   Verizon Network Funding Corp. ...............     4.27      1/17/06       1,651,859
  1,550   Bank of America Corp. .......................     4.30      1/18/06       1,546,853
  5,000   Govco, Inc. .................................     4.25      1/18/06       4,989,965
    350   UBS Finance Delaware LLC ....................     4.26      1/18/06         349,296
  2,250   CAFCO LLC ...................................     4.20      1/19/06       2,245,275
  1,550   General Electric Capital Corp. ..............     4.18      1/19/06       1,546,761
  3,000   General Electric Capital Corp. ..............     4.20      1/19/06       2,993,700
  2,500   Goldman Sachs Group, Inc. (The) .............     4.30      1/20/06       2,494,326
  3,500   Danske Corp. ................................     4.27      1/23/06       3,490,867

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

 FACE
 VALUE                                                    DISCOUNT   MATURITY
 (000)    DESCRIPTION                                       RATE       DATE         VALUE
-------   -----------                                     --------   --------   -------------
COMMERCIAL PAPER--CONTINUED
$ 1,400   Bank of America Corp. .......................     4.28%     1/24/06   $   1,396,172
  2,490   Ranger Funding Co. LLC ......................     4.30      1/24/06       2,483,159
  1,500   Govco, Inc. .................................     4.30      1/25/06       1,495,700
  2,260   Clipper Receivables Co. LLC .................     4.30      1/26/06       2,253,251
  3,625   NetJets, Inc. ...............................     4.27      1/26/06       3,614,251
  3,500   UBS Finance Delaware LLC ....................     4.25      1/26/06       3,489,670
  2,700   Clipper Receivables Co. LLC .................     4.30      1/27/06       2,691,615
    222   UBS Finance Delaware LLC ....................     4.20      1/27/06         221,327
  1,520   Ranger Funding Co. LLC ......................     4.32      1/31/06       1,514,528
  2,500   Harley-Davidson Funding Corp. ...............     4.30       2/2/06       2,490,444
  2,680   Atlantic Industries .........................     4.28       2/6/06       2,668,530
  2,710   Old Line Funding Corp. ......................     4.32       2/6/06       2,698,293
  4,144   Old Line Funding Corp. ......................     4.32       2/7/06       4,125,601
  2,955   Gemini Securitization LLC ...................     4.23      2/13/06       2,940,070
  2,200   CAFCO LLC ...................................     4.32      2/14/06       2,188,384
  1,000   CIT Group, Inc. .............................     3.90      2/14/06         995,233
  2,000   CIT Group, Inc. .............................     3.92      2/16/06       1,989,982
  2,500   CAFCO LLC ...................................     4.36      2/17/06       2,485,769
  3,800   Alpine Securitization Corp. .................     4.35      2/21/06       3,776,582
  2,000   George Street Finance LLC ...................     4.40      3/13/06       1,982,644
  3,030   Gemini Securitization LLC ...................     4.39      3/16/06       3,002,658
  3,000   Private Export Funding Corp. ................     4.13      3/16/06       2,974,532
  1,100   Private Export Funding Corp. ................     4.22      3/23/06       1,089,556
  3,400   Danske Corp. ................................     4.07      3/27/06       3,367,327
  1,000   Alpine Securitization Corp. .................     4.45       5/1/06         985,167
  3,900   CIT Group, Inc. .............................     4.47       5/2/06       3,841,406
                                                                                -------------
TOTAL COMMERCIAL PAPER ................................                           118,876,637
                                                                                -------------

                                                          INTEREST
                                                            RATE
                                                          --------
MEDIUM TERM NOTES--11.7%
  5,000   HSH Nordbank AG (Germany) 144A (b) (d) (e) ..       4.37    2/23/07       5,000,000
  2,500   General Electric Capital Corp. (b) ..........       4.52    3/29/06       2,501,226
    500   Wells Fargo & Co. (c) .......................       6.88     4/1/06         503,910
  2,500   Washington Mutual Finance Corp. .............       6.25    5/15/06       2,518,889
  3,250   Wells Fargo & Co. (b) .......................       4.57    6/12/06       3,251,318
  3,400   Bank of America Corp. (b) ...................       4.32   11/17/06       3,400,000
                                                                                -------------
TOTAL MEDIUM TERM NOTES ...............................                            17,175,343
                                                                                -------------
CERTIFICATES OF DEPOSIT--0.8%
 1,255    Wells Fargo Bank NA (b) .....................       4.32    7/24/06       1,254,910
                                                                                -------------
TOTAL CERTIFICATES OF DEPOSIT .........................                             1,254,910
                                                                                -------------
TOTAL INVESTMENTS--99.6%
   (Identified cost $145,910,891) .....................                           145,910,891(a)
   Other assets and liabilities, net--0.4% ............                               520,338
                                                                                -------------
NET ASSETS--100.0% ....................................                         $ 146,431,229
                                                                                =============

(a) Federal Income Tax Information: At December 31, 2005, the aggregate cost of securities was the same for book and federal income tax purposes.

(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(c)   The interest rate shown is the coupon rate.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $5,000,000 or 3.4% of net assets.

(e) Foreign medium term note is determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G. "Foreign Security Country Determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $145,910,891) ..  $ 145,910,891
Cash ...........................................................         24,813
Receivables
   Fund shares sold ............................................      1,161,506
   Interest ....................................................         80,201
Prepaid expenses ...............................................          9,777
                                                                  -------------
      Total assets .............................................    147,187,188
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased .....................................        642,009
   Investment advisory fee .....................................         35,331
   Dividend distributions ......................................         14,770
   Financial agent fee .........................................          9,820
   Administration fee ..........................................          8,725
   Trustees' fee ...............................................          1,234
   Other accrued expenses ......................................         44,070
                                                                  -------------
      Total liabilities ........................................        755,959
                                                                  -------------
NET ASSETS .....................................................  $ 146,431,229
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............  $ 146,431,229
                                                                  -------------
NET ASSETS .....................................................  $ 146,431,229
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization .....................................     14,643,187
                                                                  =============
Net asset value and offering price per share ...................  $       10.00
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest ....................................................  $   4,843,289
                                                                  -------------
   Total investment income .....................................      4,843,289
                                                                  -------------
EXPENSES
   Investment advisory fee .....................................        607,311
   Financial agent fee .........................................        116,937
   Administration fee ..........................................        110,834
   Printing ....................................................         61,407
   Professional ................................................         31,000
   Custodian ...................................................         24,841
   Trustees ....................................................         11,829
   Miscellaneous ...............................................         37,915
                                                                  -------------
      Total expenses ...........................................      1,002,074
   Less expenses reimbursed by investment advisor ..............        (12,476)
   Custodian fees paid indirectly ..............................         (2,717)
                                                                  -------------
      Net expenses .............................................        986,881
                                                                  -------------
NET INVESTMENT INCOME ..........................................  $   3,856,408
                                                                  =============

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                 2005            2004
                                                                            -------------   -------------
FROM OPERATIONS
   Net investment income ................................................   $   3,856,408   $   1,408,895
                                                                            -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       3,856,408       1,408,895
                                                                            -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................      (3,856,408)     (1,408,895)
                                                                            -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............      (3,856,408)     (1,408,895)
                                                                            -------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (9,829,813 and 11,035,645 shares,
      respectively)* ....................................................      98,298,132     110,356,450*
   Net asset value of shares issued from reinvestment of
      distributions (385,641 and 140,890 shares,
      respectively) .....................................................       3,856,408       1,408,895
   Cost of shares repurchased (11,271,888 and
      15,741,381 shares, respectively)* .................................    (112,718,881)   (157,413,868)*
                                                                            -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............     (10,564,341)    (45,648,523)
                                                                            -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................     (10,564,341)    (45,648,523)
NET ASSETS
   Beginning of period ..................................................     156,995,570     202,644,093
                                                                            -------------   -------------
   END OF PERIOD ........................................................   $ 146,431,229   $ 156,995,570
                                                                            =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                       2005       2004       2003       2002       2001
                                                     --------   --------   --------   --------   --------
Net asset value, beginning of period .............   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .........................       0.26       0.08       0.07       0.14       0.38
   Net realized gain .............................         --         --         --         --         --(1)
                                                     --------   --------   --------   --------   --------
      TOTAL FROM INVESTMENT OPERATIONS ...........       0.26       0.08       0.07       0.14       0.38
                                                     --------   --------   --------   --------   --------

LESS DISTRIBUTIONS
   Dividends from net investment income ..........      (0.26)     (0.08)     (0.07)     (0.14)     (0.38)
   Distributions from net realized gains .........         --         --         --         --         --(1)
                                                     --------   --------   --------   --------   --------
      TOTAL DISTRIBUTIONS ........................      (0.26)     (0.08)     (0.07)     (0.14)     (0.38)
                                                     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD ...................   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00
                                                     ========   ========   ========   ========   ========
Total return .....................................       2.58%      0.79%      0.68%      1.42%      3.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .........   $146,431   $156,996   $202,644   $255,759   $260,629
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ........................       0.65%      0.64%      0.59%      0.56%      0.55%
   Gross operating expenses ......................       0.66%      0.64%      0.59%      0.56%      0.60%
   Net investment income .........................       2.54%      0.77%      0.69%      1.41%      3.63%

(1)   Amount is less than $0.01.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: HOW DID THE PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.78%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 2.43% for the year ended December 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative policy at a measured pace. The federal funds rate increased 2% from December 31, 2004 to a rate of 4.25% at December 31, 2005. Longer-term rates, however, did not rise proportionally, and 30-year Treasury rates declined slightly, amid a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign high quality sovereign debt generated the strongest returns, while investment grade corporate bonds underperformed. Emerging markets bonds outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in the sector.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series benefited from its investment in spread sectors (non-Treasury) such as emerging markets, Yankee high quality, and non-agency residential mortgage-backed securities. During the year, these sectors continued to offer attractive yield and total return opportunities while adding diversification to the portfolio. Also, the emerging markets and Yankee high quality sectors were supported by improving country fundamentals and upgrades by the rating agencies.

      Relative to the Lehman Brothers Aggregate Bond Index, the series' overweight position to the corporate high quality sector hurt performance as this was one of the worst performing sectors within the Index for the 12 months ending December 31, 2005. Leveraged buyout activity and the overall weakness of the auto industry contributed to the underperformance of the corporate high quality sector. The portfolio was also hurt by its allocation to non-U.S. dollar bonds as the U.S. dollar unexpectedly strengthened during the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Multi-Sector Fixed Income Series                      1.78%    7.77%      6.93%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                  2.43%    5.87%      6.16%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

               Multi-Sector Fixed       Lehman Brothers
                  Income Series       Aggregate Bond Index
               ------------------     --------------------
12/29/1995           $10,000                $10,000
12/31/1996            11,242                 10,363
12/31/1997            12,471                 11,363
12/31/1998            11,970                 12,350
12/31/1999            12,623                 12,249
12/29/2000            13,440                 13,673
12/31/2001            14,258                 14,827
12/31/2002            15,684                 16,348
12/31/2003            17,969                 17,019
12/31/2004            19,198                 17,758
12/30/2005            19,540                 18,189

For information regarding the index, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Goodwin Multi-Sector Fixed Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             BEGINNING           ENDING        EXPENSES PAID
  GOODWIN MULTI-SECTOR     ACCOUNT VALUE     ACCOUNT VALUE        DURING
  FIXED INCOME SERIES      JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
-----------------------    -------------   -----------------   -------------
Actual                      $  1,000.00        $  1,011.20          $  3.85

Hypothetical (5% return
   before expenses)            1,000.00           1,021.33             3.87

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.76%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.78%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,017.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(p)
--------------------------------------------------------------------------------
 1. Republic of Venezuela 9.25%, 9/15/27                                    2.7%
 2. Russian Federation 144A 5%, 3/31/30                                     2.5%
 3. Federative Republic of Brazil 11%, 8/17/40                              1.3%
 4. Republic of Venezuela RegS 5.375%, 8/7/10                               1.3%
 5. Republic of Philippines 10.625%, 3/16/25                                1.2%
 6. First Horizon Mortgage Pass-Through Trust
    04-AR4, 2A1 4.421%, 8/25/34                                             1.2%
 7. FNMA 5.50%, 6/1/34                                                      1.1%
 8. Verizon Global Funding Corp. 6.875%, 6/15/12                            1.1%
 9. Delta Air Lines, Inc. 02-1, G-1 6.718%, 7/2/24                          1.0%
10. FNMA 5.50%, 4/1/34                                                      1.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Corporate Bonds                  38%
Foreign Government Securities             18
Foreign Corporate Bonds                    9
Non-Agency Mortgage-Backed Securities      9
Agency Mortgage-Backed Securities          8
Loan Agreements                            2
Municipal Bonds                            2
Other                                     14

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
U.S. GOVERNMENT SECURITIES--0.5%

U.S. TREASURY NOTES--0.5%
   U.S. Treasury Note 4.375%, 12/15/10 ................  $ 1,200    $ 1,200,937
                                                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $1,202,339) .......................               1,200,937
                                                                    -----------
AGENCY MORTGAGE-BACKED SECURITIES--9.4%
   FNMA 4.50%, 6/1/19 .................................    2,277      2,218,811
   FNMA 5%, '20-'35 ...................................    6,992      6,873,104
   FNMA 5.50%, 4/1/34 .................................    2,458      2,436,445
   FNMA 6%, 5/1/34 ....................................    1,021      1,030,931
   FNMA 5.50%, 6/1/34 .................................    2,767      2,742,961
   FNMA 6%, 8/1/34 ....................................    1,351      1,364,789
   FNMA 5.50%, 1/1/35 .................................    2,316      2,295,588
   FNMA 5.50%, 2/1/35 .................................    1,303      1,291,282
   GNMA 6.50%, '23-'32 ................................    2,152      2,250,357
                                                                    -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $22,641,971) ......................              22,504,268
                                                                    -----------
MUNICIPAL BONDS--2.5%
CALIFORNIA--1.2%
   Alameda Corridor Transportation Authority Taxable
     Series C 6.50%, 10/1/19 (MBIA Insured) ...........      750        835,950
   Alameda Corridor Transportation Authority Taxable
     Series C 6.60%, 10/1/29 (MBIA Insured) ...........    1,750      2,016,928
                                                                    -----------
                                                                      2,852,878
                                                                    -----------
FLORIDA--0.6%
   University of Miami Taxable Series A 7.65%, 4/1/20
     (MBIA Insured) ...................................    1,310      1,345,396
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
ILLINOIS--0.6%
   Illinois Educational Facilities Authority - Loyola
     University Revenue Taxable Series C 7.12%,
     7/1/11 (AMBAC Insured) ...........................  $ 1,330    $ 1,469,251
                                                                    -----------
SOUTH DAKOTA--0.1%
   South Dakota State Educational Enhancement
     Funding Corp. Taxable Series A 6.72%, 6/1/25 .....      309        307,601
                                                                    -----------
TOTAL MUNICIPAL BONDS
   (Identified cost $5,432,039) .......................               5,975,126
                                                                    -----------
ASSET-BACKED SECURITIES--0.4%
   Bombardier Capital Mortgage Securitization Corp.
     99-A, A3 5.98%, 1/15/18 ..........................    1,146      1,049,809
                                                                    -----------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $1,114,926) .......................               1,049,809
                                                                    -----------
DOMESTIC CORPORATE BONDS--42.9%
ADVERTISING--0.3%
   Lamar Media Corp. 6.625%, 8/15/15 ..................      625        630,469
                                                                    -----------
AEROSPACE & DEFENSE--0.4%
   L-3 Communications Corp. 6.125%, 1/15/14 ...........      550        547,250
   L-3 Communications Corp. 144A 6.375%, 10/15/15(b) ..      250        250,625
   Precision Castparts Corp. 5.60%, 12/15/13 ..........      150        151,827
                                                                    -----------
                                                                        949,702
                                                                    -----------
AGRICULTURAL PRODUCTS--0.1%
   Bunge Ltd. Finance Corp. 4.375%, 12/15/08 ..........      200        196,549
                                                                    -----------
AIR FREIGHT & LOGISTICS--0.1%
   FedEx Corp. 2.65%, 4/1/07 ..........................      150        145,908
                                                                    -----------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
AIRLINES--2.4%
   Continental Airlines, Inc. 01-1 6.703%, 12/15/22 ...  $ 1,588    $ 1,548,169
   Continental Airlines, Inc. 98-1 A 6.648%, 3/15/19 ..    1,002        979,066
   Delta Air Lines, Inc. 02-1, G-1 6.718%, 7/2/24 .....    2,415      2,449,548
   Delta Air Lines, Inc. 02-1, G-2 6.417%, 1/2/14 .....      684        692,371
                                                                    -----------
                                                                      5,669,154
                                                                    -----------
APPAREL RETAIL--0.0%
   Gap, Inc. (The) 6.90%, 9/15/07 .....................       50         51,110
                                                                    -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.1%
   Bank of New York Co., Inc. (The) 3.625%, 1/15/09 ...      180        173,697
   Franklin Resources, Inc. 3.70%, 4/15/08 ............      125        121,837
                                                                    -----------
                                                                        295,534
                                                                    -----------
AUTOMOBILE MANUFACTURERS--0.5%
   DaimlerChrysler NA Holding Corp. 6.50%, 11/15/13 ...      425        444,995
   Ford Motor Co. 7.45%, 7/16/31(m) ...................    1,250        856,250
                                                                    -----------
                                                                      1,301,245
                                                                    -----------
AUTOMOTIVE RETAIL--0.3%
   Hertz Corp. 144A 8.875%, 1/1/14(b)(m) ..............      600        614,250
   Hertz Corp. 144A 10.50%, 1/1/16(b) .................      150        155,250
                                                                    -----------
                                                                        769,500
                                                                    -----------
BROADCASTING & CABLE TV--2.0%
   Comcast Corp. 4.95%, 6/15/16 .......................      525        495,257
   COX Communications, Inc. 5.45%, 12/15/14 ...........      625        609,877
   DIRECTV Holdings LLC/DIRECTV Financing Co.,
     Inc. 6.375%, 6/15/15 .............................    1,500      1,473,750
   Echostar DBS Corp. 5.75%, 10/1/08 ..................    1,500      1,477,500
   Insight Midwest LP/Insight Capital, Inc. 10.50%,
     11/1/10(m) .......................................      500        528,125
   Univision Communications, Inc. 3.50%, 10/15/07 .....       75         72,755
   Univision Communications, Inc. 3.875%, 10/15/08 ....      175        168,245
                                                                    -----------
                                                                      4,825,509
                                                                    -----------
CASINOS & GAMING--2.6%
   GTECH Holdings Corp. 4.75%, 10/15/10 ...............    1,250      1,139,205
   Harrah's Operating Co., Inc. 5.50%, 7/1/10 .........    1,500      1,499,398
   Harrah's Operating Co., Inc. 5.625%, 6/1/15 ........      875        859,619
   MGM MIRAGE 8.50%, 9/15/10(m) .......................    1,050      1,143,188
   Mohegan Tribal Gaming Authority 6.125%, 2/15/13 ....      500        493,750
   Penn National Gaming, Inc. 6.875%, 12/1/11(m) ......      490        497,350
   Scientific Games Corp. 6.25%, 12/15/12(m) ..........      500        494,375
                                                                    -----------
                                                                      6,126,885
                                                                    -----------
CATALOG RETAIL--0.4%
   IAC/InterActiveCorp 7%, 1/15/13(m) .................      875        900,271
                                                                    -----------
COMMERCIAL PRINTING--0.0%
   Donnelley (R.R.) & Sons Co. 3.75%, 4/1/09 ..........       75         71,074
                                                                    -----------
COMMODITY CHEMICALS--0.5%
   NOVA Chemicals Corp. 144A 7.561%,
     11/15/13(b)(c)(m) ................................    1,218      1,249,972
                                                                    -----------
COMMUNICATIONS EQUIPMENT--1.0%
   Corning, Inc. 6.20%, 3/15/16 .......................    1,250      1,278,290
   Lucent Technologies, Inc. 5.50%, 11/15/08(m) .......    1,225      1,225,000
                                                                    -----------
                                                                      2,503,290
                                                                    -----------
COMPUTER HARDWARE--0.1%
   International Business Machines Corp. 2.375%,
     11/1/06 ..........................................      225        220,660
                                                                    -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.2%
   Case Corp. 7.25%, 1/15/16(m) .......................      500        468,750
                                                                    -----------
CONSUMER FINANCE--3.5%
   Capital One Bank 5.75%, 9/15/10 ....................      125        127,981
   Caterpillar Financial Services Corp.
     2.35%, 9/15/06 ...................................      200        196,579
   Ford Motor Credit Co. 7.26%, 11/2/07(c)(m) .........      225        215,132
   Ford Motor Credit Co. 8.625%, 11/1/10 ..............    2,500      2,279,975

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
CONSUMER FINANCE--CONTINUED
   General Electric Capital Corp. 6%, 6/15/12 .........  $ 1,870    $ 1,969,467
   General Motors Acceptance Corp. 7.25%, 3/2/11 ......    1,250      1,150,120
   General Motors Acceptance Corp.
     6.875%, 9/15/11(m) ...............................      943        860,945
   Household Finance Corp. 4.125%, 11/16/09 ...........      275        265,509
   HSBC Finance Corp. 6.375%, 11/27/12(m) .............    1,000      1,062,581
   SLM Corp. 3.95%, 8/15/08 ...........................      250        243,906
   SLM Corp. 6.81%, 1/31/14(c)(m) .....................       50         49,273
                                                                    -----------
                                                                      8,421,468
                                                                    -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Convergys Corp. 4.875%, 12/15/09 ...................    1,000        963,935
   Fiserv, Inc. 3%, 6/27/08 ...........................      150        141,886
                                                                    -----------
                                                                      1,105,821
                                                                    -----------
DIVERSIFIED CHEMICALS--0.6%
   Cabot Corp. 144A 5.25%, 9/1/13(b) ..................      750        729,528
   Huntsman LLC 11.40%, 7/15/11(c) ....................      500        532,500
   Nalco Co. 7.75%, 11/15/11(m) .......................       50         51,625
                                                                    -----------
                                                                      1,313,653
                                                                    -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--1.3%
   Adesa, Inc. 7.625%, 6/15/12 ........................      500        500,000
   ARAMARK Services, Inc. 7%, 5/1/07(m) ...............      145        148,242
   ARAMARK Services, Inc. 6.375%, 2/15/08 .............      110        112,506
   Cendant Corp. 6.25%, 1/15/08 .......................      195        198,517
   Cendant Corp. 6.25%, 3/15/10 .......................      175        181,096
   Cintas Corp. 6%, 6/1/12 ............................       50         52,826
   Mobile Mini, Inc. 9.50%, 7/1/13(m) .................    1,500      1,655,625
   PHH Corp. 6%, 3/1/08 ...............................      175        177,567
                                                                    -----------
                                                                      3,026,379
                                                                    -----------
DIVERSIFIED METALS & MINING--0.5%
   Glencore Funding LLC 144A 6%, 4/15/14(b) ...........    1,150      1,081,623
                                                                    -----------
ELECTRIC UTILITIES--2.2%
   Consumers Energy Co. Series J 6%, 2/15/14 ..........    1,250      1,282,478
   Entergy Gulf States, Inc. 3.60%, 6/1/08 ............    1,000        961,619
   MSW Energy Holdings LLC/MSW Energy Finance Co.,
     Inc. 8.50%, 9/1/10 ...............................    1,000      1,070,000
   PPL Capital Funding Trust I Series
     A 4.33%, 3/1/09(m) ...............................    1,250      1,215,595
   Public Service Co. of Colorado Series A 6.875%,
     7/15/09 ..........................................       25         26,493
   Southern California Edison Co. 7.625%, 1/15/10(m) ..      100        109,091
   Southern California Edison Co. 5%, 1/15/14 .........       50         49,686
   Southern California Edison Co. 6%, 1/15/34(m) ......      100        105,827
   Southern California Edison Co. 5.75%, 4/1/35 .......      125        128,107
   Southwestern Public Service Co. Series B 5.125%,
     11/1/06 ..........................................      425        425,358
                                                                    -----------
                                                                      5,374,254
                                                                    -----------
ELECTRONIC MANUFACTURING SERVICES--0.9%
   Jabil Circuit, Inc. 5.875%, 7/15/10(m) .............    1,500      1,523,445
   Sanmina-SCI Corp. 6.75%, 3/1/13(m) .................      750        717,187
                                                                    -----------
                                                                      2,240,632
                                                                    -----------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
   Allied Waste North America, Inc. 6.125%, 2/15/14 ...      500        473,750
   Waste Management, Inc. 7.375%, 8/1/10(m) ...........      430        467,966
                                                                    -----------
                                                                        941,716
                                                                    -----------
GAS UTILITIES--0.1%
   Panhandle Eastern Pipe Line Co.
     LP 4.80%, 8/15/08(m) .............................      100         98,869
   Panhandle Eastern Pipe Line Co. LP Series B 2.75%,
     3/15/07 ..........................................       75         72,929
   Southwest Gas Corp. 7.625%, 5/15/12 ................      140        156,329
                                                                    -----------
                                                                        328,127
                                                                    -----------
HEALTH CARE EQUIPMENT--0.6%
   Fisher Scientific International,
     Inc. 6.75%, 8/15/14(m) ...........................    1,300      1,361,750
                                                                    -----------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
HEALTH CARE FACILITIES--0.9%
   HCA, Inc. 5.25%, 11/6/08 ...........................  $   290    $   287,629
   HCA, Inc. 6.30%, 10/1/12 ...........................      900        908,994
   IASIS Healthcare LLC/IASIS Capital Corp. 8.75%,
     6/15/14 ..........................................      500        527,500
   Manor Care, Inc. 6.25%, 5/1/13 .....................      370        384,473
                                                                    -----------
                                                                      2,108,596
                                                                    -----------
HEALTH CARE SERVICES--0.4%
   Fresenius Medical Care Capital Trust IV 7.875%,
     6/15/11 ..........................................       25         26,750
   LifeCare Holdings, Inc. 144A 9.25%, 8/15/13(b) .....      375        298,125
   Omnicare, Inc. 6.75%, 12/15/13(m) ..................      500        508,125
   Quest Diagnostics, Inc. 7.50%, 7/12/11 .............       35         38,723
                                                                    -----------
                                                                        871,723
                                                                    -----------
HOMEBUILDING--0.5%
   K. Hovnanian Enterprises, Inc. 6.50%, 1/15/14(m) ...       75         72,099
   K. Hovnanian Enterprises, Inc. 6.375%, 12/15/14 ....    1,000        950,847
   Toll Brothers Finance Corp. 6.875%, 11/15/12 .......       75         78,779
                                                                    -----------
                                                                      1,101,725
                                                                    -----------
HOTELS, RESORTS & CRUISE LINES--0.8%
   La Quinta Properties, Inc. 7%, 8/15/12 .............      600        652,500
   Royal Caribbean Cruises Ltd. 6.875%, 12/1/13 .......    1,250      1,330,175
                                                                    -----------
                                                                      1,982,675
                                                                    -----------
HOUSEHOLD PRODUCTS--0.1%
   Procter & Gamble Co. (The) 4.75%, 6/15/07(m) .......      195        195,186
                                                                    -----------
HYPERMARKETS & SUPER CENTERS--0.1%
   Wal-Mart Stores, Inc. 6.875%, 8/10/09 ..............      250        266,069
                                                                    -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
   AES Corp. (The) 144A 8.75%, 5/15/13(b) .............      750        820,313
                                                                    -----------
INDUSTRIAL MACHINERY--0.1%
   Kennametal, Inc. 7.20%, 6/15/12 ....................      225        244,252
                                                                    -----------
INTEGRATED OIL & GAS--0.1%
   ChevronTexaco Capital Co. 3.50%, 9/17/07(m) ........      260        254,703
   Occidental Petroleum Corp. 4.25%, 3/15/10 ..........       80         78,040
                                                                    -----------
                                                                        332,743
                                                                    -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.5%
   Citizens Communications Co. 9.25%, 5/15/11 .........      500        553,750
   MCI, Inc. 7.688%, 5/1/09 ...........................    1,225      1,267,875
   Qwest Corp. 8.875%, 3/15/12(m) .....................    1,250      1,415,625
   Verizon Global Funding Corp. 6.875%, 6/15/12(m) ....    2,500      2,713,057
                                                                    -----------
                                                                      5,950,307
                                                                    -----------
INVESTMENT BANKING & BROKERAGE--0.3%
   Jefferies Group, Inc. 5.50%, 3/15/16 ...............      225        222,255
   Morgan Stanley 4.75%, 4/1/14 .......................      570        546,668
                                                                    -----------
                                                                        768,923
                                                                    -----------
LIFE & HEALTH INSURANCE--0.5%
   Americo Life, Inc. 144A 7.875%, 5/1/13(b) ..........      200        206,939
   New York Life Insurance Co.
     144A 5.875%, 5/15/33(b) ..........................      100        104,377
   Protective Life Secured Trust 6.19%, 5/10/10(c) ....      750        722,760
   StanCorp Financial Group, Inc. 6.875%, 10/1/12 .....      225        242,019
                                                                    -----------
                                                                      1,276,095
                                                                    -----------
MANAGED HEALTH CARE--0.5%
   Coventry Health Care, Inc. 8.125%, 2/15/12 .........      500        533,750
   UnitedHealth Group, Inc. 5.20%, 1/17/07 ............      130        129,917
   UnitedHealth Group, Inc. 3.30%, 1/30/08 ............      220        213,238
   UnitedHealth Group, Inc. 4.875%, 4/1/13(m) .........      125        124,219
   WellPoint, Inc. 6.375%, 6/15/06 ....................      260        261,724
                                                                    -----------
                                                                      1,262,848
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
METAL & GLASS CONTAINERS--1.0%
   Ball Corp. 6.875%, 12/15/12 ........................  $ 1,690    $ 1,753,375
   Owens-Brockway Glass Container, Inc. 8.875%,
     2/15/09 ..........................................      140        146,825
   Owens-Brockway Glass Container, Inc. 7.75%,
     5/15/11(m) .......................................       50         52,437
   Plastipak Holdings, Inc. 144A 8.50%, 12/15/15(b) ...      500        507,500
                                                                    -----------
                                                                      2,460,137
                                                                    -----------
MOTORCYCLE MANUFACTURERS--0.0%
   Harley-Davidson, Inc. 144A 3.625%, 12/15/08(b) .....      100         96,734
                                                                    -----------
MOVIES & ENTERTAINMENT--0.1%
   Time Warner, Inc. 6.875%, 5/1/12 ...................      275        292,732
                                                                    -----------
MULTI-LINE INSURANCE--0.5%
   Assurant, Inc. 5.625%, 2/15/14 .....................      575        582,375
   Assurant, Inc. 6.75%, 2/15/34 ......................       75         81,509
   Farmers Insurance Exchange 144A 8.625%, 5/1/24(b) ..       75         91,033
   Liberty Mutual Group, Inc. 144A 5.75%, 3/15/14(b) ..      200        197,415
   Liberty Mutual Group, Inc. 144A 7%, 3/15/34(b) .....      150        154,680
   Liberty Mutual Insurance Co.
     144A 8.50%, 5/15/25(b) ...........................       25         30,460
                                                                    -----------
                                                                      1,137,472
                                                                    -----------
MULTI-UTILITIES--0.5%
   AmerenEnergy Generating Co.
     Series F 7.95%, 6/1/32 ...........................       40         50,608
   CMS Energy Corp. 7.75%, 8/1/10(m) ..................      100        105,375
   CMS Energy Corp. 7.50%, 1/15/09(m) .................      125        129,375
   Dominion Resources, Inc.
     Series D 5.125%, 12/15/09 ........................      100         99,708
   MidAmerican Energy Holdings Co. 3.50%, 5/15/08 .....      200        192,970
   Northern States Power Co. 2.875%, 8/1/06 ...........       35         34,637
   Pacific Gas & Electric Co. 3.60%, 3/1/09 ...........      500        479,816
   Xcel Energy, Inc. 3.40%, 7/1/08 ....................      140        134,922
                                                                    -----------
                                                                      1,227,411
                                                                    -----------
OIL & GAS EQUIPMENT & SERVICES--0.5%
   Cooper Cameron Corp. 2.65%, 4/15/07 ................      100         96,686
   Halliburton Co. 5.50%, 10/15/10(m) .................      650        663,884
   Hornbeck Offshore Services, Inc. Series B 6.125%,
     12/1/14(m) .......................................      400        392,000
                                                                    -----------
                                                                      1,152,570
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION--1.7%
   Anadarko Petroleum Corp. 3.25%, 5/1/08(m) ..........      345        332,242
   Chesapeake Energy Corp. 6.875%, 1/15/16(m) .........    1,125      1,158,750
   Denbury Resources, Inc. 7.50%, 4/1/13 ..............      400        408,000
   Devon Energy Corp. 2.75%, 8/1/06 ...................      175        172,628
   Pioneer Natural Resources Co. 5.875%, 7/15/16 ......    1,000        990,324
   Pogo Producing Co. 144A 6.875%, 10/1/17(b)(m) ......      500        490,000
   Swift Energy Co. 7.625%, 7/15/11 ...................      500        512,500
                                                                    -----------
                                                                      4,064,444
                                                                    -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
   Kern River Funding Corp. 144A 4.893%, 4/30/18(b) ...       89         87,004
   Premcor Refining Group, Inc. (The) 9.25%, 2/1/10 ...      750        812,701
                                                                    -----------
                                                                        899,705
                                                                    -----------
OIL & GAS STORAGE & TRANSPORTATION--1.2%
   AmeriGas Partners LP 7.25%, 5/20/15 ................      500        512,500
   Buckeye Partners LP 5.125%, 7/1/17 .................    1,250      1,200,177
   Kaneb Pipe Line Operating Partnership LP 5.875%,
     6/1/13 ...........................................      125        128,328
   Suburban Propane Partners LP/Suburban Energy
     Finance Corp. 6.875%, 12/15/13(m) ................      500        470,000
   Williams Cos., Inc. (The) 7.125%, 9/1/11(m) ........      500        521,875
                                                                    -----------
                                                                      2,832,880
                                                                    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.6%
   American Real Estate Partners LP/American Real
     Estate Finance Corp. 8.125%, 6/1/12 ..............    1,000      1,042,500

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--CONTINUED
   Citigroup, Inc. 4.875%, 5/7/15(m) ..................  $   175    $   170,678
   OneAmerica Financial Partners, Inc. 144A 7%,
     10/15/33(b) ......................................      175        197,209
                                                                    -----------
                                                                      1,410,387
                                                                    -----------
PACKAGED FOODS & MEATS--1.1%
   Dean Foods Co. 6.625%, 5/15/09(m) ..................      500        511,875
   Dean Foods Co. 6.90%, 10/15/17(m) ..................       50         51,000
   Kellogg Co. 2.875%, 6/1/08(m) ......................      400        381,107
   Kellogg Co. Series B 6.60%, 4/1/11 .................       75         80,294
   Pilgrim's Pride Corp. 9.25%, 11/15/13 ..............    1,500      1,608,750
                                                                    -----------
                                                                      2,633,026
                                                                    -----------
PAPER PACKAGING--0.1%
   Sealed Air Corp. 144A 5.375%, 4/15/08(b) ...........      250        250,938
                                                                    -----------
PAPER PRODUCTS--0.4%
   Solo Cup Co. 8.50%, 2/15/14(m) .....................    1,145      1,007,600
                                                                    -----------
PERSONAL PRODUCTS--0.1%
   Gillette Co. (The) 4.125%, 8/30/07(m) ..............      125        123,593
                                                                    -----------
PROPERTY & CASUALTY INSURANCE--0.4%
   Berkley (W.R.) Corp. 5.875%, 2/15/13 ...............       75         75,793
   Berkshire Hathaway Finance Corp. 4.625%,
     10/15/13(m) ......................................      100         97,541
   Fund American Cos., Inc. 5.875%, 5/15/13 ...........      175        176,586
   Kingsway America, Inc. 7.50%, 2/1/14 ...............      125        128,795
   Markel Corp. 6.80%, 2/15/13 ........................      175        184,067
   NYMAGIC, Inc. 6.50%, 3/15/14 .......................      150        145,589
   Progressive Corp. (The) 6.25%, 12/1/32 .............       75         81,841
                                                                    -----------
                                                                        890,212
                                                                    -----------
PUBLISHING & PRINTING--0.1%
   Dex Media East LLC/Dex Media East Finance Co.
     9.875%, 11/15/09 .................................       25         27,156
   Dex Media, Inc. 8%, 11/15/13 .......................       50         51,250
   News America, Inc. 6.625%, 1/9/08 ..................      250        257,827
                                                                    -----------
                                                                        336,233
                                                                    -----------
REGIONAL BANKS--0.2%
   Citizens Banking Corp. 5.75%, 2/1/13 ...............       25         25,884
   Hudson United Bank 7%, 5/15/12 .....................       80         87,680
   Zions Bancorp. 2.70%, 5/1/06 .......................      125        124,185
   Zions Bancorp. 6%, 9/15/15 .........................      125        130,630
                                                                    -----------
                                                                        368,379
                                                                    -----------
REITS--1.9%
   Centerpoint Properties Trust 5.25%, 7/15/11 ........      500        494,335
   Health Care REIT, Inc. 5.875%, 5/15/15 .............    1,775      1,761,810
   Host Marriott LP Series O 6.375%, 3/15/15(m) .......      325        325,812
   iStar Financial, Inc. 5.375%, 4/15/10 ..............    1,000        991,068
   iStar Financial, Inc. Series B 5.125%, 4/1/11 ......       75         73,162
   Mack-Cali Realty LP 5.125%, 2/15/14 ................      700        686,421
   Ventas Realty LP/Ventas Capital Corp. 144A 6.50%,
     6/1/16(b)(m) .....................................      250        252,500
                                                                    -----------
                                                                      4,585,108
                                                                    -----------
RESTAURANTS--0.0%
   Domino's, Inc. 8.25%, 7/1/11 .......................       30         31,500
                                                                    -----------
SOFT DRINKS--0.1%
   Coca-Cola Enterprises, Inc. 7.125%, 8/1/17 .........      133        154,416
                                                                    -----------
SPECIALIZED CONSUMER SERVICES--0.7%
   Service Corporation International 7.70%, 4/15/09 ...      750        791,250
   Stewart Enterprises, Inc. 144A 7.75%, 2/15/13(b) ...    1,000        965,000
                                                                    -----------
                                                                      1,756,250
                                                                    -----------
SPECIALTY CHEMICALS--0.4%
   Crompton Corp. 9.875%, 8/1/12 ......................      750        859,688
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
SPECIALTY STORES--0.4%
   Office Depot, Inc. 6.25%, 8/15/13 ..................  $ 1,000    $ 1,021,827
                                                                    -----------
THRIFTS & MORTGAGE FINANCE--0.1%
   Chevy Chase Bank FSB 6.875%, 12/1/13 ...............       75         77,625
   Sovereign Capital Trust 9%, 4/1/27 .................       35         37,723
                                                                    -----------
                                                                        115,348
                                                                    -----------
TOBACCO--0.3%
   Reynolds (R.J.) Tobacco Holdings, Inc.
     144A 7.30%, 7/15/15(b) ...........................      750        768,750
                                                                    -----------
TRADING COMPANIES & DISTRIBUTORS--0.5%
   United Rentals North America, Inc. 6.50%, 2/15/12 ..    1,250      1,223,438
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
   Nextel Communications, Inc. Series E 6.875%,
     10/31/13 .........................................    2,000      2,086,428
                                                                    -----------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $102,931,132) .....................             102,539,666
                                                                    -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--9.5%
   Adjustable Rate Mortgage Trust 05-3, 2A1 4.716%,
     7/25/35(c) .......................................    1,728      1,701,698
   Bear Stearns Structured Products, Inc. 04-15,
     A2 P.O. 144A 0%, 11/27/34(b) .....................      794        696,545
   Countrywide Home Loan Mortgage Pass-Through
     Trust 04-12, 12A1 4.794%, 8/25/34(c) .............    2,174      2,149,593
   Countrywide Home Loan Mortgage Pass-Through
     Trust 04-13, 1A1 5.50%, 8/25/34 ..................    1,456      1,447,681
   Countrywide Partnership Trust Net Interest Margin
     04-EC1N 144A 5%, 9/25/35(b) ......................      214        212,789
   DLJ Commercial Mortgage Corp. 98-CF2, A1B 6.24%,
     11/12/31 .........................................      365        376,190
   Finance America Net Interest Margin Trust 04-1 A
     144A 5.25%, 6/27/34(b) ...........................      225        224,307
   First Franklin Net Interest Margin Trust 04-FF7A A
     144A 5%, 9/27/34(b) ..............................       86         85,164
   First Franklin Net Interest Margin Trust 04-FF7A B
     144A 6.75%, 9/27/34(b) ...........................      435        414,579
   First Horizon Mortgage Pass-Through Trust 04-AR4,
     2A1 4.421%, 8/25/34(c) ...........................    2,911      2,866,163
   First Horizon Mortgage Pass-Through Trust 05-AR1,
     2A1 5.027%, 4/25/35(c) ...........................    1,467      1,449,197
   GMAC Commercial Mortgage Securities, Inc. 97-C2,
     A3 6.566%, 4/15/29 ...............................      640        655,200
   GS Mortgage Securities Corp. II 99-C1, A2 6.11%,
     11/18/30(c) ......................................      544        556,687
   Homestar Net Interest Margin Trust 04-3, A1 144A
     5.50%, 7/25/34(b) ................................       36         35,505
   Lehman Brothers Commercial Conduit Mortgage Trust
     99-C2, A2 7.325%, 10/15/32 .......................    2,100      2,248,084
   Master Resecuritization Trust 04-3 144A 5%,
     3/28/34(b) .......................................      726        681,024
   Master Resecuritization Trust 05-1 144A 5%,
     10/28/34(b) ......................................      899        859,467
   Morgan Stanley Capital I 98-WF2 C 6.77%, 7/15/30 ...    1,700      1,769,187
   Structured Asset Securities Corp. 03-32,
     1A1 5.29%, 11/25/33(c) ...........................    1,069      1,039,422
   Structured Asset Securities Corp. 05-1, 6A1 6%,
     2/25/35 ..........................................    2,113      2,113,007
   Wells Fargo Mortgage Backed Securities Trust 05-5,
     1A1 5%, 5/25/20 ..................................    1,165      1,144,613
                                                                    -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $22,838,828) ......................              22,726,102
                                                                    -----------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
FOREIGN GOVERNMENT SECURITIES--19.9%

ARGENTINA--0.7%
   Republic of Argentina 0%, 12/15/35(c) ..............  $ 4,451    $   237,018
   Republic of Argentina PIK Interest Capitalization
     8.28%, 12/31/33 ..................................    1,599      1,335,231
                                                                    -----------
                                                                      1,572,249
                                                                    -----------
AUSTRALIA--0.5%
   Commonwealth of Australia Series 1106 6.75%,
     11/15/06 .........................................    1,505(j)   1,115,518
                                                                    -----------
BRAZIL--4.2%
   Federative Republic of Brazil 10.50%, 7/14/14 ......    1,900      2,333,200
   Federative Republic of Brazil 7.875%, 3/7/15 .......    1,250      1,334,375
   Federative Republic of Brazil 12.50%, 1/5/16 .......    2,759(k)   1,185,817
   Federative Republic of Brazil 8.25%, 1/20/34 .......    2,000      2,128,000
   Federative Republic of Brazil 11%, 8/17/40(m) ......    2,450      3,161,112
                                                                    -----------
                                                                     10,142,504
                                                                    -----------
BULGARIA--0.5%
   Republic of Bulgaria RegS 8.25%, 1/15/15(f) ........    1,000      1,210,000
                                                                    -----------
COLOMBIA--0.2%
   Republic of Colombia 10%, 1/23/12 ..................      500        597,500
                                                                    -----------
EL SALVADOR--0.2%
   Republic of El Salvador 144A 7.625%, 9/21/34(b) ....      400        433,000
                                                                    -----------
GUATEMALA--0.3%
   Republic of Guatemala 144A 8.125%, 10/6/34(b)(m) ...      675        739,125
                                                                    -----------
INDONESIA--0.2%
   Republic of Indonesia 144A 6.75%, 3/10/14(b) .......      500        500,000
                                                                    -----------
MEXICO--0.5%
   United Mexican States 4.625%, 10/8/08 ..............       50         49,375
   United Mexican States 6.625%, 3/3/15 ...............      500        547,500
   United Mexican States 6.75%, 9/27/34 ...............      500        546,875
                                                                    -----------
                                                                      1,143,750
                                                                    -----------
NEW ZEALAND--0.3%
   Commonwealth of New Zealand Series 206 6.50%,
     2/15/06 ..........................................    1,120(i)     764,291
                                                                    -----------
PANAMA--0.4%
   Republic of Panama 9.375%, 1/16/23 .................      750        943,125
                                                                    -----------
PERU--0.6%
   Republic of Peru 8.375%, 5/3/16(m) .................      500        551,250
   Republic of Peru 7.35%, 7/21/25(m) .................      325        321,344
   Republic of Peru 8.75%, 11/21/33 ...................      500        565,000
                                                                    -----------
                                                                      1,437,594
                                                                    -----------
PHILIPPINES--1.7%
   Republic of Philippines 8%, 1/15/16(m) .............      500        525,000
   Republic of Philippines 10.625%, 3/16/25 ...........    2,250      2,868,750
   Republic of Philippines 9.50%, 2/2/30 ..............      500        588,750
                                                                    -----------
                                                                      3,982,500
                                                                    -----------
RUSSIA--3.1%
   Russian Federation 144A 5%, 3/31/30(b)(c) ..........    5,250      5,919,375
   Russian Federation RegS 5%, 3/31/30(c)(f) ..........    1,250      1,412,500
                                                                    -----------
                                                                      7,331,875
                                                                    -----------
TURKEY--2.2%
   Republic of Turkey 10.50%, 1/13/08 .................      500        551,250
   Republic of Turkey 11.50%, 1/23/12 .................    1,150      1,464,813
   Republic of Turkey 7.25%, 3/15/15 ..................    1,000      1,057,500
   Republic of Turkey 7%, 6/5/20(m) ...................      500        508,125
   Republic of Turkey 7.375%, 2/5/25 ..................    1,575      1,634,062
                                                                    -----------
                                                                      5,215,750
                                                                    -----------

                                                           PAR
                                                          VALUE
                                                          (000)        VALUE
                                                         -------    -----------
URUGUAY--0.3%
   Republic of Uruguay 8%, 11/18/22 ...................  $   600    $   616,500
                                                                    -----------
VENEZUELA--4.0%
   Republic of Venezuela 9.25%, 9/15/27(m) ............    5,500      6,531,250
   Republic of Venezuela RegS 5.375%, 8/7/10(f) .......    3,300      3,159,750
                                                                    -----------
                                                                      9,691,000
                                                                    -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $44,875,783) ......................              47,436,281
                                                                    -----------
FOREIGN CORPORATE BONDS(d)--10.0%
AUSTRALIA--0.8%
   Commonwealth Bank of Australia Series TCD 6.75%,
     12/1/07 ..........................................    2,500(j)   1,873,821
                                                                    -----------
BRAZIL--0.2%
   Petrobras International Finance Co.
     9.125%, 7/2/13 ...................................      525        612,938
                                                                    -----------
CANADA--1.4%
   CHC Helicopter Corp. 7.375%, 5/1/14 ................      685        696,131
   Norske Skog Canada Ltd. 7.375%, 3/1/14(m) ..........      715        629,200
   Rogers Cable, Inc. 7.875%, 5/1/12 ..................    1,000      1,073,750
   Rogers Wireless Communications, Inc. 8%,
     12/15/12 .........................................      400        425,500
   Rogers Wireless Communications, Inc. 6.375%,
     3/1/14 ...........................................      575        579,313
                                                                    -----------
                                                                      3,403,894
                                                                    -----------
CHILE--0.7%
   Empresa Nacional de Electricidad SA 8.35%, 8/1/13 ..      500        569,458
   Enersis SA 7.375%, 1/15/14(m) ......................    1,000      1,077,593
                                                                    -----------
                                                                      1,647,051
                                                                    -----------
FRANCE--0.3%
   Compagnie Generale de Geophysique 7.50%, 5/15/15 ...      750        780,000
                                                                    -----------
GERMANY--0.6%
   Deutsche Telekom International Finance BV 3.875%,
     7/22/08 ..........................................      250        244,179
   Deutsche Telekom International Finance BV 8%,
     6/15/10 ..........................................    1,000      1,133,771
                                                                    -----------
                                                                      1,377,950
                                                                    -----------
HONG KONG--0.1%
   Hutchison Whampoa International Ltd. 144A 5.45%,
     11/24/10(b) ......................................      150        151,224
                                                                    -----------
INDONESIA--0.2%
   Freeport-McMoRan Copper & Gold, Inc. 10.125%,
     2/1/10 ...........................................      500        551,875
                                                                    -----------
JAPAN--0.5%
   Resona Bank Ltd. 144A 5.85%, 9/29/49(b)(c) .........    1,250      1,244,717
                                                                    -----------
KAZAKHSTAN--1.4%
   Kazkommerts International BV 144A 7.875%,
     4/7/14(b) ........................................    1,000      1,055,000
   Kazkommerts International BV RegS 10.125%,
     5/8/07(f) ........................................      250        263,950
   Tengizchevroil Finance Co. 144A 6.124%,
     11/15/14(b) ......................................    1,000      1,017,000
   TuranAlem Finance BV 144A 7.875%, 6/2/10(b) ........    1,000      1,050,000
                                                                    -----------
                                                                      3,385,950
                                                                    -----------
LUXEMBOURG--0.8%
   Lighthouse International Co. SA 144A 8%,
     4/30/14(b) .......................................      400(l)     504,339
   Nell AF Sarl 144A 8.375%, 8/15/15(b)(m) ............    1,375      1,368,125
                                                                    -----------
                                                                      1,872,464
                                                                    -----------
MALAYSIA--0.5%
   Malaysia International Shipping Corp. Capital
     Ltd. 144A 6.125%, 7/1/14(b) ......................    1,250      1,314,874
                                                                    -----------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                         PAR
                                                        VALUE
                                                        (000)       VALUE
                                                     ----------   -----------
MEXICO--0.7%
   America Movil SA de CV 5.50%, 3/1/14 ...........  $    1,000  $    987,600
   Pemex Project Funding Master Trust 6.125%,
     8/15/08 ......................................         200       204,000
   Pemex Project Funding Master Trust 144A
     5.75%, 12/15/15(b) ...........................         500       497,500
                                                                 ------------
                                                                    1,689,100
                                                                 ------------
RUSSIA--0.7%
   Gazprom OAO 144A 5.625%, 7/22/13(b) ............         435       432,651
   Gazprom OAO 144A 9.625%, 3/1/13(b)(m) ..........         750       906,562
   OJSC Vimpel Communications 144A 8.375%,
     10/22/11(b)(m) ...............................         250       261,250
                                                                 ------------
                                                                    1,600,463
                                                                 ------------
SINGAPORE--0.3%
   Chartered Semiconductor Manufacturing Ltd.
     5.75%, 8/3/10(m) .............................         670       667,651
                                                                 ------------
UKRAINE--0.2%
   Kyivstar GSM 144A 7.75%, 4/27/12(b)(m) .........         375       382,500
                                                                 ------------
UNITED KINGDOM--0.4%
   British Sky Broadcasting Group plc
     6.875%, 2/23/09 ..............................         650       680,919
   Hanson Australia Funding Ltd. 5.25%, 3/15/13 ...         125       123,913
   SABMiller plc 144A 6.625%, 8/15/33(b) ..........          75        83,462
                                                                 ------------
                                                                      888,294
                                                                 ------------
UNITED STATES--0.2%
   NOVA Chemicals Corp. 6.50%, 1/15/12 ............         500       486,875
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $23,602,688) ..................                23,931,641
                                                                 ------------
DOMESTIC CONVERTIBLE BONDS--0.4%

COMPUTER STORAGE & PERIPHERALS--0.0%
Candescent Technologies Corp. Cv. 144A 8%,
     5/01/03(b)(g)(h) .............................          50             0
                                                                 ------------
PHARMACEUTICALS--0.4%
   Par Pharmaceutical Cos., Inc. Cv. 2.875%,
     9/30/10 ......................................       1,250     1,037,500
                                                                 ------------
TOTAL DOMESTIC CONVERTIBLE BONDS
   (Identified cost $1,055,678) ...................                 1,037,500
                                                                 ------------
LOAN AGREEMENTS(c)--2.6%

AIRPORT SERVICES--0.6%
   Worldspan LP Tranche 7.30%, 2/11/10 ............       1,351     1,327,432
                                                                 ------------
BROADCASTING & CABLE TV--0.4%
   Charter Communications Operating LLC
     Tranche B 7.80%, 4/27/11 .....................       1,000     1,003,750
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Solar Capital Corp. Tranche 7.05%, 1/22/13 .....       1,250     1,259,375
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)         VALUE
                                                     ----------  ------------

DEPARTMENT STORES--0.4%
   Neiman-Marcus Group, Inc. (The) Tranche
      7.05%, 4/6/13 ...............................     $ 1,000  $ 1,008,750
                                                                 ------------
PAPER PRODUCTS--0.7%
   NewPage Corp. Tranche B 7.55%, 5/2/11 ..........       1,500    1,518,750
                                                                 ------------
TOTAL LOAN AGREEMENTS
   (Identified cost $6,137,525) ...................                 6,118,057
                                                                 ------------

                                                       SHARES
                                                     ----------

DOMESTIC PREFERRED STOCKS--0.1%
REITS--0.0%
   Saul Centers, Inc. Series A Pfd. 8% (m) ........         425        10,880
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.1%
   Chevy Chase Bank FSB Series C Pfd. 8% ..........       3,925       101,658
   Chevy Chase Preferred Capital Corp. Series A
     Pfd. 10.375% .................................       1,225        68,600
                                                                 ------------
                                                                      170,258
                                                                 ------------
TOTAL DOMESTIC PREFERRED STOCKS
   (Identified cost $178,955) .....................                   181,138
                                                                 ------------
DOMESTIC COMMON STOCKS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
   AT&T Latin America Corp. Class A (e) ...........      64,050           384
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $281,820) .....................                       384
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.2%
   (Identified cost $232,293,684) .................               234,700,909
                                                                 ------------
SHORT-TERM INVESTMENTS--13.6%

MONEY MARKET MUTUAL FUNDS--11.7%
   State Street Navigator Prime Portfolio
     (4.28% seven day effective yield)(n) .........  28,013,470    28,013,470
                                                                 ------------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                     ----------
COMMERCIAL PAPER(o)--1.9%
   CAFCO LLC 4.12%, 1/3/06 ........................  $    4,545     4,543,960
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $32,557,430) ..................                32,557,430
                                                                 ------------
TOTAL INVESTMENTS--111.8%
   (Identified cost $264,851,114) .................               267,258,339(a)
   Other assets and liabilities, net--(11.8)% .....               (28,161,573)
                                                                 ------------
NET ASSETS--100.0% ................................              $239,096,766
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,454,475 and gross depreciation of $4,167,577 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $264,971,441.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $30,670,309 or 12.8% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) Foreign corporate bonds are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(e)   Non-income producing.

(f) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(g)   Security in default.

(h) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2005, this security amounted to a value of $0 or 0% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(i)   Par value represents New Zealand Dollar.

(j)   Par value represents Australian Dollar.

(k)   Par value represents Brazilian Real.

(l)   Par value represents Euro.

(m)   All or a portion of security is on loan.

(n) Represents security purchased with cash collateral received for securities on loan.

(o)   The rate shown is the discount rate.

(p)   Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value including $27,440,903 of
   securities on loan (Identified cost $264,851,114) ..........   $ 267,258,339
Cash ..........................................................         532,185
Receivables
   Dividends and interest .....................................       3,745,036
   Investment securities sold .................................       1,055,792
   Fund shares sold ...........................................          81,819
Prepaid expenses ..............................................          14,611
                                                                  -------------
      Total assets ............................................     272,687,782
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................       5,278,995
   Fund shares repurchased ....................................          96,353
   Upon return of securities loaned ...........................      28,013,470
   Investment advisory fee ....................................         101,223
   Administration fee .........................................          14,779
   Financial agent fee ........................................          13,797
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          71,165
                                                                  -------------
      Total liabilities .......................................      33,591,016
                                                                  -------------
NET ASSETS ....................................................   $ 239,096,766
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 256,765,934
   Undistributed net investment income ........................         693,812
   Accumulated net realized loss ..............................     (20,767,985)
   Net unrealized appreciation ................................       2,405,005
                                                                  -------------
NET ASSETS ....................................................   $ 239,096,766
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................      26,160,636
                                                                  =============
Net asset value and offering price per share ..................   $        9.14
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest ...................................................   $  14,775,108
   Dividends ..................................................          15,055
   Security lending ...........................................              25
   Foreign taxes withheld .....................................          (5,450)
                                                                  -------------
      Total investment income .................................      14,784,738
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................       1,209,115
   Financial agent fee ........................................         165,418
   Administration fee .........................................         176,531
   Custodian ..................................................          81,092
   Printing ...................................................          72,030
   Professional ...............................................          38,912
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          60,307
                                                                  -------------
      Total expenses ..........................................       1,815,234
   Less custodian fees paid indirectly ........................          (8,397)
                                                                  -------------
      Net expenses ............................................       1,806,837
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................      12,977,901
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       1,354,686
   Net realized gain (loss) on foreign currency transactions ..        (952,312)
   Net change in unrealized appreciation (depreciation) on
     investments ..............................................      (9,099,699)
   Net change in unrealized appreciation (depreciation) on
     foreign currency translation .............................         (26,246)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................      (8,723,571)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................   $   4,254,330
                                                                  =============

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED      YEAR ENDED
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2005            2004
                                                                                    ------------    ------------
FROM OPERATIONS
   Net investment income (loss) .................................................   $ 12,977,901    $ 13,338,184
   Net realized gain (loss) .....................................................        402,374       3,969,737
   Net change in unrealized appreciation (depreciation) .........................     (9,125,945)     (1,328,252)
                                                                                    ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................      4,254,330      15,979,669
                                                                                    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ........................................................    (11,640,999)    (14,559,121)
                                                                                    ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ....................    (11,640,999)    (14,559,121)
                                                                                    ------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,081,740 and 1,784,867 shares,
     respectively)* .............................................................     10,013,859      16,876,059*
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (0 and 5,476,476 shares, respectively) (See Note 11) .......................             --      50,639,637
   Net asset value of shares issued from reinvestment of
     distributions (1,269,887 and 1,571,329 shares, respectively) ...............     11,640,999      14,559,121
   Cost of shares repurchased (2,699,059 and 3,467,997 shares,
     respectively)* .............................................................    (25,056,516)    (32,112,711)*
                                                                                    ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS. ...................     (3,401,658)     49,962,106
                                                                                    ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ........................................    (10,788,327)     51,382,654
NET ASSETS
   Beginning of period ..........................................................    249,885,093     198,502,439
                                                                                    ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $693,812 AND $262,793, RESPECTIVELY] .......................................   $239,096,766    $249,885,093
                                                                                    ============    ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                    2005          2004       2003(3)        2002        2001(2)
                                                 ---------     ---------    ---------    ----------    ---------
Net asset value, beginning of period .........   $    9.43     $    9.39    $    8.76    $     8.55    $    8.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............        0.50(1)       0.55         0.58          0.61         0.72(1)
   Net realized and unrealized gain (loss) ...       (0.34)         0.07         0.66          0.22        (0.21)
                                                 ---------     ---------    ---------    ----------    ---------
      TOTAL FROM INVESTMENT OPERATIONS .......        0.16          0.62         1.24          0.83         0.51
                                                 ---------     ---------    ---------    ----------    ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ......       (0.45)        (0.58)       (0.61)        (0.62)       (0.71)
                                                 ---------     ---------    ---------    ----------    ---------
      TOTAL DISTRIBUTIONS ....................       (0.45)        (0.58)       (0.61)        (0.62)       (0.71)
                                                 ---------     ---------    ---------    ----------    ---------
CHANGE IN NET ASSET VALUE ....................       (0.29)         0.04         0.63          0.21        (0.20)
                                                 ---------     ---------    ---------    ----------    ---------
NET ASSET VALUE, END OF PERIOD ...............   $    9.14     $    9.43    $    9.39    $     8.76    $    8.55
                                                 =========     =========    =========    ==========    =========
Total return .................................        1.78%         6.84%       14.58%        10.00%        6.09%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....   $ 239,097     $ 249,885    $ 198,502    $  178,990    $ 167,229

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................        0.75%         0.73%        0.74%         0.69%        0.65%
   Gross operating expenses ..................        0.75%         0.73%        0.74%         0.69%        0.71%
   Net investment income (loss) ..............        5.37%         5.68%        6.35%         7.05%        8.14%
Portfolio turnover ...........................          91%          100%         156%          168%         188%

(1)   Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain
      (loss) per share.

(3) As a result of changes in generally accepted accounting principles, the series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.01 to net investment income per share and an increase to net realized and unrealized gain (loss) per share by $0.01 for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.06%.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DAVID L. ALBRYCHT, CFA

Q: HOW DID THE PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.36%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43% and the Merrill Lynch Short Term Medium Quality Corporate Bond Index, the series style-specific benchmark, returned 1.90%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Aggregate Bond Index, returned 2.43% for the year ended December 31, 2005. Short-term interest rates rose significantly over the course of the year as the Federal Reserve continued its campaign to remove its accommodative policy at a measured pace. The federal funds rate increased 2% from December 31, 2004 to a rate of 4.25% at December 31, 2005. Longer-term rates, however, did not rise proportionally, and 30-year Treasury rates declined slightly, amid a backdrop of mixed economic indicators and the expectation that the increase in oil prices will slow the economy. As a result, the yield curve flattened substantially.

      Fixed income returns across all investment grade bond sectors were modest in this environment. Foreign high quality sovereign debt generated the strongest returns, while investment grade corporate bonds underperformed. Emerging markets bonds outperformed all investment grade sectors, as we saw the continuation of strong and improving credit fundamentals in the sector.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series benefited from its investment in spread sectors (non-Treasury) such as emerging markets, Yankee high quality, and non-agency residential mortgage-backed securities. During the year, these sectors continued to offer attractive yield and total return opportunities while adding diversification to the portfolio. Also, the emerging markets and Yankee high quality sectors were supported by improving country fundamentals and upgrades by the rating agencies.

      The series' exposure to the corporate high quality sector hurt performance as this was one of the worst performing sectors within the Lehman Aggregate Bond Index for the 12 months ended December 31, 2005. Leveraged buyout activity and the overall weakness of the auto industry contributed to the underperformance of the corporate high quality sector. The portfolio was also hurt by its allocation to non-U.S. dollar bonds as the U.S. dollar unexpectedly strengthened during the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                          FROM
                                                                       INCEPTION
                                                                       6/2/03 TO
                                                              1 YEAR    12/31/05
--------------------------------------------------------------------------------
Multi-Sector Short Term Bond Series                            1.36%     3.74%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                           2.43%     2.68%
--------------------------------------------------------------------------------
Merrill Lynch Short Term Medium Quality Corporate
   Bond Index                                                  1.90%     2.11%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 6/2/03 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                      Merrill Lynch
                                       Short Term
                  Multi-Sector        Medium Quality       Lehman Brothers
                   Short Term           Corporate          Aggregate Bond
                  Bond Series          Bond Index              Index
                  ------------        --------------       ---------------
  6/2/2003          $10,000              $10,000              $10,000
12/31/2003           10,296               10,144               10,018
12/31/2004           10,845               10,340               10,453
12/30/2005           10,993               10,536               10,707

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Goodwin Multi-Sector Short Term Bond Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING          ENDING       EXPENSES PAID
GOODWIN MULTI-SECTOR SHORT TERM  ACCOUNT VALUE    ACCOUNT VALUE        DURING
          BOND SERIES            JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-------------------------------  -------------  -----------------  -------------
Actual                             $1,000.00        $1,007.40          $3.54

Hypothetical (5% return
  before expenses)                  1,000.00         1,021.63           3.57

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.36%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,013.60.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(j)
--------------------------------------------------------------------------------
 1. FNMA 5.50%, 4/1/35                                                      2.9%
 2. U.S. Treasury Note 4.25%, 10/15/10                                      2.7%
 3. FHLMC 4.50%, 12/1/18                                                    2.5%
 4. Republic of Venezuela RegS 5.375%, 8/7/10                               2.4%
 5. Republic of Venezuela 10.75%, 9/19/13                                   1.6%
 6. Gazprom OAO 144A 5.625%, 7/22/13                                        1.3%
 7. Renaissance Home Equity Loan Trust 05-3, AF3 4.814%, 11/25/35           1.3%
 8. U.S. Treasury Note 4.375%, 12/15/10                                     1.3%
 9. FNMA 5.50%, 3/1/35                                                      1.2%
10. Federative Republic of Brazil 9.25%, 10/22/10                           1.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Corporate Bonds                  25%
Non-Agency Mortgage-Backed Securities     16
Foreign Government Securities             16
Agency Mortgage-Backed Securities         12
Foreign Corporate Bonds                    9
Asset-Backed Securities                    7
Loan Agreements                            6
Other                                      9

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
U.S. GOVERNMENT SECURITIES--4.9%

U.S. TREASURY NOTES--4.9%
   U.S. Treasury Note 3.875%, 7/15/10 ..............   $     475   $    465,537
   U.S. Treasury Note 4.25%, 10/15/10 ..............       1,300      1,293,196
   U.S. Treasury Note 4.375%, 12/15/10 .............         600        600,468
                                                                   ------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $2,361,953) ....................                  2,359,201
                                                                   ------------
AGENCY MORTGAGE-BACKED SECURITIES--12.3%

   FHLMC 4.50%, 12/1/18 ............................       1,224      1,193,704
   FNMA 4%, 7/1/19 .................................         250        239,106
   FNMA 5%, '20-'35 ................................       1,364      1,352,043
   FNMA 5.50%, 3/1/34 ..............................         393        389,978
   FNMA 6%, 8/1/34 .................................         293        296,530
   FNMA 5.50%, 3/1/35 ..............................         575        569,849
   FNMA 5.50%, 4/1/35 ..............................       1,408      1,395,579
   FNMA 5.50%, 9/25/35 .............................         408        409,513
                                                                   ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $5,959,341) ....................                  5,846,302
                                                                   ------------
MUNICIPAL BONDS--2.4%

CALIFORNIA--1.1%
   Sonoma County Pension Obligation Taxable Series A
     2.43%, 12/1/06 (FGIC Insured) .................         250        244,935
   Ventura County Pension Obligation Taxable 6.58%,
     11/1/06 (FSA Insured) .........................         250        253,645
                                                                   ------------
                                                                        498,580
                                                                   ------------

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------

NEW YORK--0.6%
   New York State Dormitory Authority Higher
     Education Taxable Series B 3.35%, 12/15/09 ....   $     315   $    297,240
                                                                   ------------
PENNSYLVANIA--0.7%
   Philadelphia School District Taxable Series C
     4.29%, 7/1/10 (FSA Insured) ...................         350        341,765
                                                                   ------------
TOTAL MUNICIPAL BONDS
   (Identified cost $1,173,644) ....................                  1,137,585
                                                                   ------------
ASSET-BACKED SECURITIES--6.8%

   AmeriCredit Automobile Receivables Trust 01-D,
     A4 4.41%, 11/12/08 ............................          78         77,933
   Bombardier Capital Mortgage Securitization Corp.
     99-A, A3 5.98%, 1/15/18 .......................         135        123,824
   Capital One Auto Finance Trust 05-BSS B 4.32%,
     5/15/10 .......................................         350        345,009
   Carmax Auto Owner Trust 05-1 C 4.82%,
     10/15/11 ......................................         200        197,973
   Carmax Auto Owner Trust 05-2, A4 4.34%,
     9/15/10 .......................................         500        493,750
   Chase Funding Mortgage Loan Trust 02-2, 1M2
     6.042%, 3/25/31 ...............................         146        146,306
   DaimlerChrysler Auto Trust 05-A B 3.88%,
      7/8/11 .......................................         250        244,050
   GMAC Mortgage Corp. Loan Trust 05-HE2,
     A3 4.622%, 11/25/35(c) ........................         200        197,750
   Great America Leasing Receivables 05-1,
     A4 144A 4.969%, 8/20/10(b) ....................         230        229,137
   Onyx Acceptance Owners Trust 03-D, A4 3.20%,
     3/15/10 .......................................         250        246,257

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
ASSET-BACKED SECURITIES--CONTINUED

   Renaissance Home Equity Loan Trust
     05-3, AF3 4.814%, 11/25/35(c) .................   $     625   $    615,643
   Structured Asset Securities Corp.
     05-7XS, 1A2B 5.27%, 4/25/35(c) ................         300        299,912
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES

   (Identified cost $3,254,928) ....................                  3,217,544
                                                                   ------------
DOMESTIC CORPORATE BONDS--24.8%

AIRLINES--1.0%
   Continental Airlines, Inc. 98-1 A 6.648%,
     9/15/17 .......................................         158        154,083
   Delta Air Lines, Inc. 02-1, G-1 6.718%,
     1/2/23 ........................................         253        256,162
   Delta Air Lines, Inc. 02-1, G-2 6.417%,
     7/2/12 ........................................          68         68,832
                                                                   ------------
                                                                        479,077
                                                                   ------------
ALTERNATIVE CARRIERS--0.3%
   Time Warner Telecom Holdings, Inc.
     8.34%, 2/15/11(c) .............................         150        154,125
                                                                   ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.5%
   Jones Apparel Group, Inc. 4.25%, 11/15/09 .......         225        214,440
                                                                   ------------
APPLICATION SOFTWARE--0.3%
   Activant Solutions, Inc. 144A 10.054%,
     4/1/10(b)(c) ..................................         125        129,531
                                                                   ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
   Nuveen Investments, Inc. 5%, 9/15/10 ............          95         93,473
                                                                   ------------
AUTOMOBILE MANUFACTURERS--0.9%
   American Honda Finance Corp. 144A
     4.25%, 3/11/08(b) .............................         250        247,043
   DaimlerChrysler NA Holding Corp.
     6.50%, 11/15/13 ...............................         165        172,763
                                                                   ------------
                                                                        419,806
                                                                   ------------
AUTOMOTIVE RETAIL--0.7%
   AutoNation, Inc. 9%, 8/1/08 .....................         200        215,750
   Hertz Corp. 144A 8.875%, 1/1/14(b) ..............         100        102,375
                                                                   ------------
                                                                        318,125
                                                                   ------------
BROADCASTING & CABLE TV--0.8%
   Comcast Corp. 4.95%, 6/15/16 ....................         175        165,086
   COX Communications, Inc. 6.75%, 3/15/11 .........         200        209,141
                                                                   ------------
                                                                        374,227
                                                                   ------------
CASINOS & GAMING--0.5%
   GTECH Holdings Corp. 4.75%, 10/15/10 ............         250        227,841
                                                                   ------------
COMMODITY CHEMICALS--0.4%
   Nova Chemicals Corp. 144A 7.561%,
     11/15/13(b)(c) ................................         170        174,463
                                                                   ------------
COMMUNICATIONS EQUIPMENT--0.9%
   Corning, Inc. 6.30%, 3/1/09 .....................         200        205,276
   Lucent Technologies, Inc. 5.50%, 11/15/08 .......         225        225,000
                                                                   ------------
                                                                        430,276
                                                                   ------------
CONSUMER FINANCE--3.2%
   Ford Motor Credit Co. 7.26%, 11/2/07(c) .........          50         47,807
   Ford Motor Credit Co. 6.625%, 6/16/08 ...........          30         27,212
   Ford Motor Credit Co. 8.625%, 11/1/10 ...........         375        341,996
   General Electric Capital Corp. 6.125%, 2/22/11 ..         250        263,013
   General Motors Acceptance Corp. 6.125%,
     9/15/06 .......................................         150        145,727
   General Motors Acceptance Corp. 5.654%,
     9/23/08(c) ....................................         185        167,410
   General Motors Acceptance Corp. 6.875%,
     9/15/11 .......................................         100         91,298

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
CONSUMER FINANCE--CONTINUED
   MBNA Corp. 4.625%, 9/15/08 ......................   $     200   $    198,549
   SLM Corp. 5.97%, 2/1/10(c) ......................         250        240,745
                                                                   ------------
                                                                      1,523,757
                                                                   ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Convergys Corp. 4.875%, 12/15/09 ................         250        240,984
                                                                   ------------
DIVERSIFIED CHEMICALS--0.5%
   ISP Holdings, Inc. Series B
     10.625%, 12/15/09 .............................         225        237,375
                                                                   ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.3%
   International Lease Finance Corp.
     4.75%, 1/13/12 ................................         125        121,875
                                                                   ------------
ELECTRIC UTILITIES--1.0%
   Commonwealth Edison Co. Series 102
     4.74%, 8/15/10 ................................         100         97,742
   Consumers Energy Co. Series H
     4.80%, 2/17/09 ................................         200        197,410
   Entergy Gulf States, Inc. 3.60%,
     6/1/08 ........................................         200        192,324
                                                                   ------------
                                                                        487,476
                                                                   ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Allied Waste North America Series B
     8.50%, 12/1/08 ................................         100        105,500
                                                                   ------------
FOOD RETAIL--0.3%
   Albertson's, Inc. 6.95%, 8/1/09 .................         125        126,424
                                                                   ------------
HEALTH CARE DISTRIBUTORS--0.1%
   AmerisourceBergen Corp. 144A
     5.625%, 9/15/12(b) ............................          40         40,000
                                                                   ------------
HEALTH CARE EQUIPMENT--0.6%
   Fisher Scientific International,
     Inc. 6.75%, 8/15/14 ...........................         250        261,875
                                                                   ------------
HOTELS, RESORTS & CRUISE LINES--0.4%
   La Quinta Properties, Inc. 7%,
     8/15/12 .......................................         190        206,625
                                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
   MCI, Inc. 7.688%, 5/1/09 ........................         275        284,625
   Qwest Corp. 7.875%, 9/1/11 ......................         150        162,375
                                                                   ------------
                                                                        447,000
                                                                   ------------
LIFE & HEALTH INSURANCE--0.5%
   Jackson National Life Global
     Funding 144A 4.92%, 2/10/10(b)(c) .............         250        239,062
                                                                   ------------
MOVIES & ENTERTAINMENT--0.4%
   Time Warner, Inc. 6.875%, 5/1/12(e) .............         200        212,896
                                                                   ------------
MULTI-LINE INSURANCE--0.4%
   ASIF Global Financing XXIII 144A
     3.90%, 10/22/08(b) ............................         200        194,591
                                                                   ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
   Valero Energy Corp. 3.50%, 4/1/09 ...............         200        190,770
                                                                   ------------
OIL & GAS STORAGE & TRANSPORTATION--0.9%
   Enterprise Products Operating LP
     Series B 4%, 10/15/07 .........................         250        244,776
   Kinder Morgan Finance Co. 144A
     5.35%, 1/5/11(b) ..............................         175        175,251
                                                                   ------------
                                                                        420,027
                                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.1%
   Erac USA Finance Co. 144A 5.30%,
     11/15/08(b) ...................................          85         85,317
   MassMutual Global Funding II 144A
     3.50%, 3/15/10(b) .............................         250        235,774
   Textron Financial Corp. 4.60%,
     5/3/10 ........................................         200        197,032
                                                                   ------------
                                                                        518,123
                                                                   ------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
PACKAGED FOODS & MEATS--0.4%
   Dean Foods Co. 6.625%, 5/15/09 ..................   $     100   $    102,375
   Pilgrim's Pride Corp. 9.25%, 11/15/13 ...........         100        107,250
                                                                   ------------
                                                                        209,625
                                                                   ------------
PAPER PACKAGING--0.5%
   Packaging Corporation of America
     4.375%, 8/1/08 ................................         250        244,531
                                                                   ------------
PAPER PRODUCTS--0.3%
   Bowater, Inc. 7.491%, 3/15/10(c) ................         165        163,350
                                                                   ------------
PUBLISHING & PRINTING--0.4%
   Dex Media West LLC/Dex Media Finance Co.
     5.875%, 11/15/11 ..............................         100        101,125
   Dex Media West LLC/Dex Media Finance Co.
     Series B 8.50%, 8/15/10 .......................         100        105,250
                                                                   ------------
                                                                        206,375
                                                                   ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.5%
   Colonial Realty LP 4.80%, 4/1/11 ................         250        241,307
                                                                   ------------
REITS--1.6%
   Brandywine Operating Partnership LP
     5.625%, 12/15/10 ..............................         200        200,149
   Heritage Property Investment Trust
     4.50%, 10/15/09 ...............................         250        241,709
   iStar Financial, Inc. 5.375%, 4/15/10 ...........         200        198,214
   Simon Property Group LP 4.60%, 6/15/10 ..........         125        121,857
                                                                   ------------
                                                                        761,929
                                                                   ------------
SPECIALIZED CONSUMER SERVICES--0.7%
   Service Corporation International
     7.70%, 4/15/09 ................................         300        316,500
                                                                   ------------
SPECIALTY CHEMICALS--0.5%
   Lubrizol Corp. 4.625%, 10/1/09 ..................         250        245,031
                                                                   ------------
TOBACCO--0.7%
   Philip Morris Capital Corp. 7.50%,
     7/16/09 .......................................         200        211,760
   Reynolds (R.J.) Tobacco Holdings, Inc. 144A
     6.50%, 7/15/10(b) .............................         125        125,000
                                                                   ------------
                                                                        336,760
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS--0.4%
   United Rentals North America, Inc.
     6.50%, 2/15/12 ................................         200        195,750
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
   Nextel Communications, Inc. Series E
     6.875%, 10/31/13 ..............................         250        260,803
                                                                   ------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $11,957,356) ...................                 11,771,705
                                                                   ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--16.0%
   Asset Securitization Corp. 96-D3, A1C
     7.40%, 10/13/26 ...............................         200        203,427
   Bear Stearns Asset Backed Securities
     Net Interest Margin 04-HE1N, A2 144A
     5.50%, 2/25/34(b) .............................         200        188,469
   Bear Stearns Asset Backed Securities
     Net Interest Margin 04-HE5N, A3 5%,
     7/25/34 .......................................         100         96,672
   Bear Stearns Structured Products, Inc.
     04-15, A2 P.O. 144A 0%, 11/27/34(b) ...........         157        137,778
   Bear Stearns Structured Products, Inc.
     04-6 P.O. 0%, 2/25/34 .........................         103         96,999
   Bear Stearns Structured Products, Inc.
     05-10 144A 6.879%, 4/26/35(b)(c) ..............         179        178,578
   Bear Stearns Structured Products, Inc.
     05-20N, A 144A 7.879%, 10/25/45(b)(c) .........         195        194,678
   Centex Home Equity 05-A, AF4 4.72%,
     10/25/31(c) ...................................         250        247,509

                                                          PAR
                                                         VALUE
                                                         (000)        VALUE
                                                       ---------   ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
   Chase Mortgage Finance Corp. 04-S1 M
     5.098%, 2/25/19(c) ............................   $      91   $     88,445
   Chase Mortgage Finance Corp. 04-S3, 3A1
     6%, 3/25/34 ...................................         449        449,658
   Countrywide Home Loan Mortgage
     Pass-Through Trust 04-12, 12A1
     4.794%, 8/25/34(c) ............................         264        261,437
   Countrywide Home Loan Mortgage
     Pass-Through Trust 04-13, 1A1 5.50%,
     8/25/34 .......................................         243        241,280
   Countrywide Partnership Trust Net
     Interest Margin 04-EC1N 144A 5%,
     9/25/35(b) ....................................          29         28,372
   Crown Castle Towers LLC 05-1A, AFX 144A
     4.643%, 6/15/35(b) ............................         250        244,846
   CS First Boston Mortgage Securities
     Corp. 01-CK1, A2 6.25%, 12/18/35 ..............         250        254,412
   CS First Boston Mortgage Securities
     Corp. 03-8, 3A24 5.50%, 4/25/33 ...............         290        283,560
   CS First Boston Mortgage Securities
     Corp. 98-C1 B 6.59%, 5/17/40 ..................         290        300,736
   First Franklin Net Interest Margin
     Trust 04-FF7A A 144A 5%, 9/27/34(b) ...........          45         44,823
   First Horizon Mortgage Pass-Through
     Trust 05-AR1, 2A1 5.027%, 4/25/35(c) ..........         326        322,044
   GMAC Mortgage Corp. Loan Trust 03-GH2,
     A2 3.69%, 7/25/20 .............................          59         58,533
   GMAC Mortgage Corp. Loan Trust 05-AR2,
     2A 4.871%, 5/25/35(c) .........................         447        441,184
   GSAMP Trust 05-NC1N 144A 5%, 2/25/35(b) .........         113        113,097
   GSAMP Trust Net Interest Margin 04-1,
     N1 144A 5.50%, 9/25/34(b) .....................          40         39,596
   GSAP 05-4A, N1 144A 7.379%,
     7/27/45(b)(c) .................................         210        209,940
   Harborview Mortgage Loan Trust 05-9, B5
     5.37%, 6/20/35(c) .............................         190        187,558
   Harborview Mortgage Loan Trust 05-9, B6
     5.52%, 6/20/35(c) .............................         200        198,460
   Homestar Net Interest Margin Trust
     04-3, A1 144A 5.50%, 7/25/34(b) ...............          10          9,941
   Master Alternative Net Interest Margin
     Trust 6.75%, 3/28/34 ..........................         130        128,284
   Park Place Securities Net Interest
     Margin Trust 04-MCW1 B 144A 7.385%,
     9/25/34(b) ....................................         150        149,062
   Residential Asset Mortgage Products,
     Inc. 03-RS6, AI3 3.08%, 12/25/28 ..............          48         47,450
   Residential Funding Mortgage Securities
     I, Inc. 05-SA1, 2A 4.896%, 3/25/35(c) .........         240        237,472
   Residential Funding Mortgage Securities
     II, Inc. 05-HI2, A3 4.46%, 5/25/35 ............         250        244,727
   Sharp SP I LLC Net Interest Margin
     Trust 04-FM1N N 144A 6.16%,
     9/25/33(b) ....................................           3          3,239
   Starwood Commercial Mortgage Trust
     99-C1A, A1 144A 6.60%, 2/3/14(b) ..............         197        202,065
   Structured Asset Securities Corp.
     03-32, 1A1 5.29%, 11/25/33(c) .................         199        193,259
   Wells Fargo Mortgage Backed Securities
     Trust 04-EE, 2A3 3.989%, 1/25/35(c) ...........         214        207,526
   Wells Fargo Mortgage Backed Securities
     Trust 04-R, 2A1 4.358%, 9/25/34(c) ............         379        371,475
   Wells Fargo Mortgage Backed Securities
     Trust 05-5, 1A1 5%, 5/25/20 ...................         226        221,684
   Wells Fargo Mortgage Backed Securities
     Trust 05-AR10, 2A16 4.11%, 6/25/35(c) .........         210        204,684
   Wells Fargo Mortgage Backed Securities
     Trust 05-AR16, 6A3 5%, 10/25/35(c) ............         278        275,224
                                                                   ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $7,713,986) ....................                  7,608,183
                                                                   ------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                         PAR
                                                        VALUE
                                                        (000)         VALUE
                                                      ---------    ------------
FOREIGN GOVERNMENT SECURITIES--15.9%

AUSTRALIA--0.5%
   Commonwealth of Australia Series 1106
     6.75%, 11/15/06 ..............................         315(g) $    233,480
                                                                   ------------
BRAZIL--3.8%
   Federative Republic of Brazil 9.25%,
     10/22/10 .....................................   $     480         538,320
   Federative Republic of Brazil 5.25%,
     4/15/12(c) ...................................         478         473,171
   Federative Republic of Brazil 5.25%,
     4/15/12(c) ...................................         229         227,122
   Federative Republic of Brazil 10.50%,
     7/14/14 ......................................         360         442,080
   Federative Republic of Brazil 12.50%,
     1/5/16 .......................................         287(h)      123,352
                                                                   ------------
                                                                      1,804,045
                                                                   ------------
CHILE--0.5%
   Republic of Chile 4.63%, 1/28/08(c) ............         250         250,625
                                                                   ------------
COLOMBIA--0.8%
   Republic of Colombia 8.625%, 4/1/08 ............         100         107,750
   Republic of Colombia 10%, 1/23/12 ..............         125         149,375
   Republic of Columbia 6.142%, 11/16/15(c) .......         100         102,375
                                                                   ------------
                                                                        359,500
                                                                   ------------
INDONESIA--0.3%
   Republic of Indonesia 7.75%, 8/1/06 ............         150         152,625
                                                                   ------------
MEXICO--0.9%
   United Mexican States 4.625%, 10/8/08 ..........         200         197,500
   United Mexican States 4.83%, 1/13/09(c) ........         250         253,500
                                                                   ------------
                                                                        451,000
                                                                   ------------
NEW ZEALAND--0.5%
   Commonwealth of New Zealand Series 206 6.50%,
     2/15/06 ......................................         330(i)      225,193
                                                                   ------------
PERU--0.3%
   Republic of Peru 8.375%, 5/3/16 ................         110         121,275
                                                                   ------------
PHILIPPINES--0.9%
   Republic of Philippines 8.375%, 3/12/09 ........         100         107,250
   Republic of Philippines 8.375%, 2/15/11 ........         310         336,350
                                                                   ------------
                                                                        443,600
                                                                   ------------
RUSSIA--1.2%
   Russian Federation RegS 8.25%, 3/31/10(f) ......         430         457,530
   Russian Federation RegS 5%, 3/31/30(c)(f) ......         115         129,950
                                                                   ------------
                                                                        587,480
                                                                   ------------
TURKEY--1.5%
   Republic of Turkey 10.50%, 1/13/08 .............         350         385,875
   Republic of Turkey 11.75%, 6/15/10 .............         250         307,500
                                                                   ------------
                                                                        693,375
                                                                   ------------
UKRAINE--0.1%
   Republic of Ukraine RegS 11%, 3/15/07(f) .......          42          43,767
                                                                   ------------
VENEZUELA--4.6%
   Republic of Venezuela 10.75%, 9/19/13 ..........         620         764,150
   Republic of Venezuela 8.50%, 10/8/14 ...........         230         253,575
   Republic of Venezuela RegS 5.375%, 8/7/10(f) ...       1,210       1,158,575
                                                                   ------------
                                                                      2,176,300
                                                                   ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $7,380,222) ...................                   7,542,265
                                                                   ------------
FOREIGN CORPORATE BONDS(d)--9.4%

AUSTRALIA--0.9%
   Commonwealth Bank of Australia Series TCD
      6.75%, 12/1/07 ..............................         300(g)      224,858
   Westfield Capital Corp. 144A 4.375%,
     11/15/10(b) ..................................         200         193,590
                                                                   ------------
                                                                        418,448
                                                                   ------------

                                                         PAR
                                                        VALUE
                                                        (000)         VALUE
                                                      ---------    ------------
BRAZIL--0.5%
   Petrobras International Finance
     9.875%, 5/9/08 ...............................   $      90    $     98,662
   Petrobras International Finance Co.
     9.125%, 7/2/13 . .............................         100         116,750
                                                                   ------------
                                                                        215,412
                                                                   ------------
CANADA--0.2%
   Thomson Corp. (The) 4.25%, 8/15/09 .............         100          97,391
                                                                   ------------
CHILE--0.3%
   Empresa Nacional de Electricidad SA
     7.75%, 7/15/08 ...............................         120         126,760
                                                                   ------------
GERMANY--0.5%
   Deutsche Bank AG NY Series GS 4.70%,
     3/22/12(c) ...................................         250         241,500
                                                                   ------------
HONG KONG--0.5%
   Hutchison Whampoa International Ltd.
     144A 5.45%, 11/24/10(b) ......................         250         252,040
                                                                   ------------
INDIA--0.9%
   ICICI Bank Ltd. Singapore 144A 5.75%,
     11/16/10(b) ..................................         175         175,817
   Vedanta Resources plc 144A 6.625%,
     2/22/10(b) ...................................         250         243,467
                                                                   ------------
                                                                        419,284
                                                                   ------------
ITALY--0.5%
   Telecom Italia Capital S.p.A. 4%, 11/15/08 .....         250         242,448
                                                                   ------------
KAZAKHSTAN--0.6%
   Kazkommerts International BV 144A
     10.125%, 5/8/07(b) ...........................         250         265,000
                                                                   ------------
MALAYSIA--0.4%
   Malaysia International Shipping Corp.
     Capital Ltd. 144A 5%, 7/1/09(b) ..............         200         199,197
                                                                   ------------
MEXICO--1.0%
   America Movil SA de CV 4.841%,
     4/27/07(c) ...................................         250         250,500
   America Movil SA de CV 4.125%, 3/1/09 ..........         250         243,000
                                                                   ------------
                                                                        493,500
                                                                   ------------
POLAND--0.5%
   Telekomunikacja Polska SA Finance BV
     144A 7.75%, 12/10/08 (b) .....................         225         240,981
                                                                   ------------
QATAR--0.4%
   Ras Laffan Liquefied Natural Gas Co.,
     Ltd. 144A 3.437%, 9/15/09(b) .................         186         179,774
                                                                   ------------
RUSSIA--1.3%
   Gazprom OAO 144A 5.625%, 7/22/13(b) ............         620         616,652
                                                                   ------------
SINGAPORE--0.2%
   Chartered Semiconductor Manufacturing
     Ltd. 5.75%, 8/3/10 ...........................         120         119,579
                                                                   ------------
SOUTH KOREA--0.2%
   Export-Import Bank of Korea 4.50%,
     8/12/09 ......................................         120         117,857
                                                                   ------------
UNITED STATES--0.5%
   Amvescap plc 4.50%, 12/15/09 ...................         250         245,306
                                                                   ------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $4,535,162) ...................                   4,491,129
                                                                   ------------
DOMESTIC CONVERTIBLE BONDS--0.3%

PHARMACEUTICALS--0.3%
   Par Pharmaceutical Cos., Inc. Cv.
     2.875% 9/30/10 ...............................         175         145,250
                                                                   ------------
TOTAL DOMESTIC CONVERTIBLE BONDS
   (Identified cost $141,852) .....................                     145,250
                                                                   ------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
LOAN AGREEMENTS(c)--5.6%

BROADCASTING & CABLE TV--1.2%
   Charter Communications Operating LLC
     Tranche B 6.90%, 4/27/11 ........................  $   250  $    250,938
   DIRECTV Holdings LLC Tranche B
     4.801%, 4/13/13 .................................       67        67,333
   Mediacom LLC Tranche B 5.551%, 3/31/13 ............      248       251,212
                                                                 ------------
                                                                      569,483
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
   Solar Capital Corp. Tranche 6.20%, 2/11/13 ........      150       150,747
                                                                 ------------
DEPARTMENT STORES--0.4%
   Neiman-Marcus Group, Inc. (The)
     Tranche 6.706%, 4/6/13 ..........................      175       176,531
                                                                 ------------
DIVERSIFIED CHEMICALS--0.1%
   Huntsman Corp. Tranche B 6.25%, 8/16/12 ...........       25        25,141
                                                                 ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   Johnson Diversey, Inc. Tranche B 12%,
     12/30/12 ........................................      100       101,063
                                                                 ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Allied Waste North America, Inc.
     Tranche 5.301%, 1/15/12 .........................       86        86,684
   Allied Waste North America, Inc.
     Tranche A 5.301%, 1/15/12 .......................       33        33,655
                                                                 ------------
                                                                      120,339
                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.3%
   Mosaic Global Holdings, Inc. Tranche B
     4.801%, 2/21/12 .................................      124       125,463
                                                                 ------------
HEALTH CARE FACILITIES--0.3%
   LifePoint Hospitals, Inc. Tranche B
     4.926%, 4/15/12 .................................      146       146,687
                                                                 ------------
HEALTH CARE SERVICES--0.4%
   Davita, Inc. Tranche B 5.73%, 10/5/12 .............      168       170,449
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.5%
   NTELOS, Inc. Tranche B 5.801%, 8/24/11 ............      223       225,681
                                                                 ------------
PAPER PRODUCTS--0.5%
   NewPage Corp. Tranche B 6.301%, 5/2/11 ............      225       227,812
                                                                 ------------
PHOTOGRAPHIC PRODUCTS--0.4%
   Eastman Kodak Co. Tranche B 6.424%, 10/18/12 ......      216       216,176
                                                                 ------------
REITS--0.5%
   General Growth Properties LP Tranche B
     5.801%, 11/12/08 ................................      248       249,563
                                                                 ------------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                        -------  ------------
RESTAURANTS--0.2%
   Burger King Corp.Tranche B 5.364%,
     7/13/12 .........................................  $    75  $     75,838
                                                                 ------------
TEXTILES--0.1%
   Xerium Technologies, Inc. Tranche B
     5.301%, 5/18/12 .................................       75        74,500
                                                                 ------------
TOTAL LOAN AGREEMENTS
   (Identified cost $2,640,466) ......................              2,655,473
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.4%
   (Identified cost $47,118,910) .....................             46,774,637
                                                                 ------------
SHORT-TERM INVESTMENTS--2.8%

COMMERCIAL PAPER(k)--2.8%
   Sysco Corp. 4.15%, 1/3/06 .........................    1,325     1,324,695
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,324,695) ......................              1,324,695
                                                                 ------------
TOTAL INVESTMENTS--101.2%
   (Identified cost $48,443,605) .....................             48,099,332(a)
   Other assets and liabilities, net--(1.2)% .........               (565,095)
                                                                 ------------
NET ASSETS--100.0% . .................................           $ 47,534,237
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $382,208 and gross depreciation of $748,458 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $48,465,582.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $6,088,546 or 12.8% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) Foreign corporate bonds are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(e)   All or a portion segregated as collateral for unfunded loan commitments.

(f) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

(g)   Par value represents Australian Dollar.

(h)   Par value represents  Brazilian Real.

(i)   Par value represents New Zealand Dollar.

(j)   Table excludes short-term investments.

(k)   The rate shown is the discount rate.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $48,443,605) ..   $  48,099,332
Cash ..........................................................          18,511
Receivables
   Interest ...................................................         497,505
   Investment securities sold .................................         205,205
   Fund shares sold ...........................................           8,776
Prepaid expenses ..............................................           2,587
                                                                  -------------
     Total assets .............................................      48,831,916
                                                                  -------------
LIABILITIES
   Payables
   Investment securities purchased ............................       1,181,686
   Fund shares repurchased ....................................          36,935
   Investment advisory fee ....................................          21,865
   Financial agent fee ........................................           4,996
   Administration fee .........................................           2,949
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          48,014
                                                                  -------------
     Total liabilities ........................................       1,297,679
                                                                  -------------
NET ASSETS ....................................................   $  47,534,237
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  48,191,625
   Undistributed net investment income ........................         103,596
   Accumulated net realized loss ..............................        (415,883)
   Net unrealized depreciation ................................        (345,101)
                                                                  -------------
NET ASSETS ....................................................   $  47,534,237
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       4,787,316
                                                                  =============
Net asset value and offering price per share ..................   $        9.93
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest ...................................................   $   2,244,504
   Foreign taxes withheld .....................................          (1,677)
                                                                  -------------
     Total investment income ..................................       2,242,827
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         217,754
   Financial agent fee ........................................          57,878
   Administration fee .........................................          31,793
   Professional ...............................................          37,023
   Custodian ..................................................          29,674
   Printing ...................................................          15,191
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          25,944
                                                                  -------------
     Total expenses ...........................................         427,086
   Less expenses reimbursed by investment advisor .............        (121,489)
   Custodian fees paid indirectly .............................            (708)
                                                                  -------------
     Net expenses .............................................         304,889
                                                                  -------------
NET INVESTMENT GAIN (LOSS) ....................................       1,937,938
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................        (276,097)
   Net realized gain (loss) on foreign currency transactions ..        (127,132)
   Net change in unrealized appreciation (depreciation)
     on investments ...........................................        (890,983)
   Net change in unrealized appreciation (depreciation) on
     foreign currency translation .............................          (6,016)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................      (1,300,228)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................   $     637,710
                                                                  =============

                        See Notes to Financial Statements

              PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED            YEAR ENDED
                                                                                       DECEMBER 31,          DECEMBER 31,
                                                                                           2005                  2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss) ..................................................   $       1,937,938    $       1,324,482
   Net realized gain (loss) ......................................................            (403,229)            (173,371)
   Net change in unrealized appreciation (depreciation) ..........................            (896,999)             340,320
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................             637,710            1,491,431
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................................          (1,651,467)          (1,321,660)
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................          (1,651,467)          (1,321,660)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,809,665 and 3,210,079 shares,
      respectively)* .............................................................          18,218,945           32,372,131*
   Net asset value of shares issued from reinvestment of distributions
     (165,716 and 131,168 shares, respectively) ..................................           1,651,467            1,321,660
   Cost of shares repurchased (744,737 and 1,908,484 shares, respectively)* ......          (7,458,561)         (19,075,455)*
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................          12,411,851           14,618,336
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................          11,398,094           14,788,107
NET ASSETS
   Beginning of period ...........................................................          36,136,143           21,348,036
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND
      DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $103,596 AND
      ($1,018), RESPECTIVELY] ....................................................   $      47,534,237    $      36,136,143
                                                                                     =================    =================

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                            FROM INCEPTION
                                                                                YEAR ENDED DECEMBER 31,     JUNE 2, 2003 TO
                                                                                -----------------------       DECEMBER 31,
                                                                                   2005         2004             2003
                                                                                --------      ---------     ---------------
Net asset value, beginning of period ........................................   $  10.16      $  10.05      $         10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .............................................       0.45(4)       0.42                 0.24
   Net realized and unrealized gain (loss) ..................................      (0.31)         0.11                 0.05
                                                                                --------      --------      ---------------
     TOTAL FROM INVESTMENT OPERATIONS .......................................       0.14          0.53                 0.29
                                                                                --------      --------      ---------------
LESS DISTRIBUTIONS
   Dividends from net investment income .....................................      (0.37)        (0.42)               (0.24)
                                                                                --------      --------      ---------------
     TOTAL DISTRIBUTIONS ....................................................      (0.37)        (0.42)               (0.24)
                                                                                --------      --------      ---------------
CHANGE IN NET ASSET VALUE ...................................................      (0.23)         0.11                 0.05
                                                                                --------      --------      ---------------
NET ASSET VALUE, END OF PERIOD ..............................................   $   9.93      $  10.16      $         10.05
                                                                                ========      ========      ===============
Total return ................................................................       1.36%         5.34%                2.96%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ....................................   $ 47,534      $ 36,136      $        21,348
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...................................................       0.70%         0.51%(3)             0.20%(1)
   Gross operating expenses .................................................       0.98%         1.08%                1.54%(1)
   Net investment income (loss) .............................................       4.45%         4.37%                4.90%(1)
Portfolio turnover ..........................................................         91%           79%                  50%(2)

(1)   Annualized.

(2)   Not annualized.

(3) Represents blended net expense ratio. See Note 3 in the Notes to Financial Statements.

(4)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGERS, ALLAN M. RUDNICK AND PAUL WAYNE, CFA

Q: HOW DID THE PHOENIX-KAYNE RISING DIVIDENDS SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned (0.92)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: For the year 2005, two definite themes drove the performance of the markets. First, stocks of smaller and lower quality companies outperformed stocks of larger and higher quality companies. To illustrate, those companies in the S&P 500(R) Index with a market capitalization of $20 billion or greater returned 2.17% for the year, while companies with a market capitalization between $5 and $10 billion advanced 13.75%. Companies in the S&P 500 Index with an S&P bond credit rating of triple-A lost 3.97%, while those companies with debt rated below investment grade produced positive returns.

      The second key theme was the energy sector's strong outperformance relative to the other sectors in the S&P 500 Index. The energy sector returned 31.41% while the overall S&P 500 Index returned only 4.93% for the year.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The series underperformed the S&P 500 Index in 2005. To a substantial degree, the series' underperformance reflected the strong returns of smaller, lower quality companies. The series is focused exclusively on higher quality companies and is larger in market capitalization than the S&P 500 Index. In addition, the series was negatively impacted by the underweighting of the energy and utilities sectors, as fairly valued, high quality companies are scarce in these sectors.

      A portion of the series' underperformance was driven by negative stock selection. The stocks that detracted the most from return included Gannett and Pfizer. Gannett, along with the rest of the newspaper industry, suffered margin pressure from online competition and tough comparisons relative to 2004, which featured two big news events -- the Olympics and national elections. Pfizer struggled with continued uncertainty regarding the timing of management's earnings guidance and the Lipitor Paragraph 4 patent challenge decision, which was ultimately decided in Pfizer's favor in mid-December.

      Stocks that contributed positively to the series' performance included Exxon Mobil and Costco Wholesale. Exxon Mobil benefited from strong energy prices throughout the year. Costco Wholesale reported a stronger level of sales than many of its peers during the second half of the year.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                      8/12/02 TO
                                                          1 YEAR       12/31/05
--------------------------------------------------------------------------------
Rising Dividends Series                                   (0.92)%        5.51%
--------------------------------------------------------------------------------
S&P 500(R) Index                                           4.93%        12.01%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  Rising Dividends      S&P 500(R)
                       Series             Index
                  ----------------      ----------
 8/12/2002            $10,000            $10,000
12/31/2002              9,655              9,806
12/31/2003             11,498             12,622
12/31/2004             12,103             13,993
12/30/2005             11,992             14,683

For information regarding the index see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Rising Dividends Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                  BEGINNING           ENDING       EXPENSES PAID
                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
KAYNE RISING DIVIDENDS SERIES   JUNE 30, 2005   DECEMBER 31, 2005     PERIOD*
-----------------------------   -------------   -----------------  -------------
Actual                           $  1,000.00       $  1,024.60        $  4.34

Hypothetical (5% return
   before expenses)                 1,000.00          1,020.87           4.34

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.85%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (0.92)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $990.80.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(b)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    4.4%
 2. Johnson & Johnson                                                       4.2%
 3. Wells Fargo & Co.                                                       4.0%
 4. Exxon Mobil Corp.                                                       3.9%
 5. Citigroup, Inc.                                                         3.8%
 6. Intel Corp.                                                             3.7%
 7. Pfizer, Inc.                                                            3.7%
 8. Microsoft Corp.                                                         3.6%
 9. Procter & Gamble Co. (The)                                              3.2%
10. American International Group, Inc.                                      3.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                22%
Information Technology                    18
Consumer Staples                          16
Industrials                               13
Health Care                               12
Consumer Discretionary                     7
Energy                                     6
Other                                      6

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES       VALUE
                                                         -------   -----------
DOMESTIC COMMON STOCKS--98.9%

AIR FREIGHT & LOGISTICS--1.8%
   United Parcel Service, Inc. Class B ...............     3,400   $   255,510
                                                                   -----------
ASSET MANAGEMENT & CUSTODY BANKS--2.3%
   State Street Corp. ................................     5,990       332,085
                                                                   -----------
BREWERS--1.3%
   Anheuser-Busch Cos., Inc. .........................     4,500       193,320
                                                                   -----------
COMPUTER HARDWARE--4.3%
   Diebold, Inc. .....................................     6,100       231,800
   International Business Machines Corp. .............     4,800       394,560
                                                                   -----------
                                                                       626,360
                                                                   -----------
DATA PROCESSING & OUTSOURCED SERVICES--3.8%
   Automatic Data Processing, Inc. ...................     6,300       289,107
   Paychex, Inc. .....................................     6,800       259,216
                                                                   -----------
                                                                       548,323
                                                                   -----------
DIVERSIFIED BANKS--8.1%
   Bank of America Corp. .............................     8,050       371,508
   U.S. Bancorp ......................................     7,500       224,175
   Wells Fargo & Co. .................................     9,250       581,177
                                                                   -----------
                                                                     1,176,860
                                                                   -----------
DIVERSIFIED CHEMICALS--2.4%
   Du Pont (E.I.) de Nemours & Co. ...................     8,260       351,050
                                                                   -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.0%
   Cintas Corp. ......................................     6,900       284,142
                                                                   -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
   Emerson Electric Co. ..............................     3,100       231,570
                                                                   -----------

                                                          SHARES       VALUE
                                                         -------   -----------
FOOD DISTRIBUTORS--1.3%
   Sysco Corp. .......................................     6,150   $   190,957
                                                                   -----------
HEALTH CARE EQUIPMENT--3.9%
   Biomet, Inc. ......................................     6,300       230,391
   Medtronic, Inc. ...................................     5,760       331,603
                                                                   -----------
                                                                       561,994
                                                                   -----------
HOME FURNISHING RETAIL--1.8%
   Leggett & Platt, Inc. .............................    11,400       261,744
                                                                   -----------
HOME IMPROVEMENT RETAIL--2.5%
   Home Depot, Inc. (The) ............................     9,100       368,368
                                                                   -----------
HOUSEHOLD PRODUCTS--3.2%
   Procter & Gamble Co. (The) ........................     8,130       470,564
                                                                   -----------
HYPERMARKETS & SUPER CENTERS--5.3%
   Costco Wholesale Corp. ............................     6,800       336,396
   Wal-Mart Stores, Inc. .............................     9,195       430,326
                                                                   -----------
                                                                       766,722
                                                                   -----------

INDUSTRIAL CONGLOMERATES--6.5%
   3M Co. ............................................     4,000       310,000
   General Electric Co. ..............................    18,000       630,900
                                                                   -----------
                                                                       940,900
                                                                   -----------
INDUSTRIAL MACHINERY--1.4%
   Illinois Tool Works, Inc. .........................     2,385       209,856
                                                                   -----------
INTEGRATED OIL & GAS--5.9%
   ConocoPhillips ....................................     5,000       290,900
   Exxon Mobil Corp. .................................    10,000       561,700
                                                                   -----------
                                                                       852,600
                                                                   -----------
                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

                                                          SHARES      VALUE
                                                         -------  -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.6%
   AT&T, Inc. .......................................     15,485  $   379,228
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--1.6%
   Morgan Stanley ...................................      3,985      226,109
                                                                  -----------
LIFE & HEALTH INSURANCE--1.9%
   AFLAC, Inc. ......................................      5,780      268,308
                                                                  -----------
MULTI-LINE INSURANCE--3.1%
   American International Group, Inc. ...............      6,500      443,495
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.8%
   Citigroup, Inc. ..................................     11,200      543,536
                                                                  -----------
PHARMACEUTICALS--7.9%
   Johnson & Johnson ................................     10,070      605,207
   Pfizer, Inc. .....................................     22,895      533,911
                                                                  -----------
                                                                    1,139,118
                                                                  -----------
PUBLISHING & PRINTING--2.1%
   Gannett Co., Inc. ................................      5,100      308,907
                                                                  -----------
REGIONAL BANKS--1.5%
   Synovus Financial Corp. ..........................      8,000      216,080
                                                                  -----------
SEMICONDUCTORS--6.3%
   Intel Corp. ......................................     21,400      534,144
   Linear Technology Corp. ..........................     10,551      380,575
                                                                  -----------
                                                                      914,719
                                                                  -----------
SOFT DRINKS--5.1%
   Coca-Cola Co. (The) ..............................     10,525      424,263
   PepsiCo, Inc. ....................................      5,280      311,942
                                                                  -----------
                                                                      736,205
                                                                  -----------
SYSTEMS SOFTWARE--3.6%
   Microsoft Corp. ..................................     20,168      527,393
                                                                  -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $13,020,277) ....................              14,326,023
                                                                  -----------
TOTAL INVESTMENTS--98.9%
   (Identified cost $13,020,277) ....................              14,326,023(a)
   Other assets and liabilities, net--1.1% ..........                 157,768
                                                                  -----------
NET ASSETS--100.0% ..................................             $14,483,791
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,666,553 and gross depreciation of $384,235 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $13,043,705.

(b)   Table excludes short-term investments.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $13,020,277) ..   $  14,326,023
Cash ..........................................................           8,772
Receivables
   Investment securities sold .................................         181,823
   Dividends ..................................................          18,981
   Fund shares sold ...........................................           5,435
Prepaid expenses ..............................................           1,066
                                                                  -------------
      Total assets ............................................      14,542,100
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ....................................           1,721
   Professional fee ...........................................          29,695
   Investment advisory fee ....................................          11,188
   Printing fee ...............................................           4,962
   Financial agent fee ........................................           3,555
   Trustees' fee ..............................................           1,234
   Administration fee .........................................             927
   Other accrued expenses .....................................           5,027
                                                                  -------------
      Total liabilities .......................................          58,309
                                                                  -------------
NET ASSETS ....................................................   $  14,483,791
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  13,157,168
   Undistributed net investment income ........................           1,482
   Accumulated net realized gain ..............................          19,395
   Net unrealized appreciation ................................       1,305,746
                                                                  -------------
NET ASSETS ....................................................   $  14,483,791
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       1,267,795
                                                                  =============
Net asset value and offering price per share ..................   $       11.42
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     351,249
   Interest ...................................................           4,215
                                                                  -------------
      Total investment income .................................         355,464
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         119,411
   Financial agent fee ........................................          43,585
   Administration fee .........................................          12,452
   Professional ...............................................          36,677
   Trustees ...................................................          11,828
   Printing ...................................................          10,548
   Custodian ..................................................           9,540
   Miscellaneous ..............................................          14,670
                                                                  -------------
      Total expenses ..........................................         258,711
   Less expenses reimbursed by investment advisor .............        (113,637)
   Custodian fees paid indirectly .............................             (66)
                                                                  -------------
      Net expenses ............................................         145,008
                                                                  -------------
NET INVESTMENT GAIN (LOSS) ....................................         210,456
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................         262,655
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................        (692,850)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................        (430,195)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................   $    (219,739)
                                                                  =============

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED           YEAR ENDED
                                                                                        DECEMBER 31,         DECEMBER 31,
                                                                                            2005                 2004
                                                                                     -----------------    -----------------
FROM OPERATIONS
   Net investment income (loss) ..................................................   $         210,456    $         265,983
   Net realized gain (loss) ......................................................             262,655             (128,949)
   Net change in unrealized appreciation (depreciation) ..........................            (692,850)             731,893
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................            (219,739)             868,927
                                                                                     -----------------    -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .........................................................            (208,974)            (267,675)
   Net realized long-term gains ..................................................            (100,880)                  --
                                                                                     -----------------    -----------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .....................            (309,854)            (267,675)
                                                                                     -----------------    -----------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (146,726 and 602,060 shares,
      respectively)* .............................................................           1,694,526            6,978,010*
   Net asset value of shares issued from reinvestment of distributions
      (26,856 and 22,725 shares, respectively) ...................................             309,854              267,675
   Cost of shares repurchased (571,511 and 173,749 shares, respectively)* ........          (6,611,802)          (2,009,074)*
                                                                                     -----------------    -----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .....................          (4,607,422)           5,236,611
                                                                                     -----------------    -----------------
   NET INCREASE (DECREASE) IN NET ASSETS .........................................          (5,137,015)           5,837,863
NET ASSETS
   Beginning of period ...........................................................          19,620,806           13,782,943
                                                                                     -----------------    -----------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,482
      AND $0, RESPECTIVELY] ......................................................   $      14,483,791    $      19,620,806
                                                                                     =================    =================

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                            FROM INCEPTION
                                                                           YEAR ENDED DECEMBER 31,          AUGUST 12, 2002
                                                                     -----------------------------------    TO DECEMBER 31,
                                                                       2005         2004         2003            2002
                                                                     ---------    ---------    ---------    ---------------
Net asset value, beginning of period .............................   $   11.78    $   11.35    $    9.64    $         10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..................................        0.14(3)      0.16         0.06               0.02
   Net realized and unrealized gain (loss) .......................       (0.25)        0.43         1.78              (0.36)
                                                                     ---------    ---------    ---------    ---------------
      TOTAL FROM INVESTMENT OPERATIONS ...........................       (0.11)        0.59         1.84              (0.34)
                                                                     ---------    ---------    ---------    ---------------
LESS DISTRIBUTIONS
   Dividends from net investment income ..........................       (0.17)       (0.16)       (0.06)             (0.02)
   Distributions from net realized gains .........................       (0.08)          --        (0.07)                --
                                                                     ---------    ---------    ---------    ---------------
      TOTAL DISTRIBUTIONS ........................................       (0.25)       (0.16)       (0.13)             (0.02)
                                                                     ---------    ---------    ---------    ---------------
CHANGE IN NET ASSET VALUE ........................................       (0.36)        0.43         1.71              (0.36)
                                                                     ---------    ---------    ---------    ---------------
NET ASSET VALUE, END OF PERIOD ...................................   $   11.42    $   11.78    $   11.35    $          9.64
                                                                     =========    =========    =========    ===============
Total return .....................................................       (0.92)%       5.26%       19.10%             (3.45)%(2)

RATIOS/SUPPLEMTENTAL DATA:
   Net assets, end of period (thousands) .........................   $  14,484    $  19,621    $  13,783    $         1,645
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ........................................        0.85%        0.85%        0.85%              0.85%(1)
   Gross operating expenses ......................................        1.52%        1.45%        2.37%             14.32%(1)
   Net investment income (loss) ..................................        1.23%        1.51%        0.97%              0.76%(1)
Portfolio turnover ...............................................          30%          23%          18%                16%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 9.10%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2000(R) Value Index, the series style-specific benchmark, returned 4.71%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: In 2005, large-cap stocks outperformed small-cap stocks, while mid caps surpassed them both. This is the first time in six years that the Russell 2000 Index has underperformed the S&P 500 Index for the year.

      Energy prices dominated stock market returns for the year. Despite small weightings in the indexes, energy's strong performance created disproportionate returns. Energy and utilities were the best performing sectors, as energy prices rose from strong demand. Transportation and consumer discretionary were two of the worst performing sectors for the year.

      To preempt inflation from rising energy prices, the Federal Reserve implemented eight interest-rate hikes during the year, including two during the fourth quarter, pushing the federal funds rate to 4.25% by year end. Long-term rates, however, barely moved during the year, indicating investors' diminishing concerns over inflation. This trend continued to benefit the most highly indebted companies, as corporate cost of capital is based upon long-term interest rates.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: High quality stocks, those with S&P rankings of A- and above, generated negative returns for the Russell 2000 Value Index while lower quality stocks produced positive results. Despite this headwind, the portfolio produced positive returns and outperformed the benchmark due to positive stock selection.

      Among the strongest performing stocks were Crosstex Energy and National Financial Partners (NFP). Crosstex Energy controls the general partner interest and majority ownership of the limited partner interest in Crosstex Energy L.P., the owner of pipeline, gathering, treating, and processing assets in South Texas, Mississippi, and Louisiana. The company has participated in and benefited from the outperformance of the energy sector. NFP is a leading independent distributor of financial services products to high-net-worth individuals and growing entrepreneurial companies. The stock performed strongly following the company's reports of strong revenue and earnings growth in the third quarter of 2005, driven by stellar organic revenue growth and solid acquisition activity. With its focused acquisition strategy, aggressive sales culture and scalable operating platform, we believe NFP is well-positioned to continue gaining market share in its fragmented industry and enhancing the company's profitability while maintaining a healthy underleveraged balance sheet.

      Companies contributing the least to performance included Inter-Tel and Park National. Shares of Inter-Tel, a leading provider of telephony systems, software, and services to medium-sized business customers, suffered during 2005 primarily due to pressures on profitability caused by higher spending for the development and introduction of a major new system. We continue to like the company's exceptional profitability relative to its peers, high customer retention from its leasing program, debt-free balance sheet, and high cash balance. Park National is a multi-bank holding company serving primarily small-to-medium-size population communities in Ohio. Park's stock declined during the year, along with other banks, driven by investor concerns over the flattening yield curve. Despite this unfavorable operating environment, Park posted solid results with double-digit loan growth and industry-leading profitability. Park's local dominance combined with the bank's solid reputation as "the only community-based financial institution of its quality and strength" provides the company with a sustainable competitive advantage over both larger regional players and smaller community-bank counterparts.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                      8/12/02 TO
                                                             1 YEAR    12/31/05
--------------------------------------------------------------------------------
Small-Cap Quality Value Series                                9.10%     16.27%
--------------------------------------------------------------------------------
S&P 500(R) Index                                              4.93%     12.01%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index                                   4.71%     19.46%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                   Small Cap Quality    S&P 500     Russell 2000
                      Value Series       Index      Value Index
                   -----------------    -------     ------------
 8/12/2002              $10,000         $10,000       $10,000
12/31/2002               10,101           9,806         9,768
12/31/2003               12,149          12,622        14,264
12/31/2004               15,269          13,993        17,438
12/31/2005               16,659          14,683        18,259

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Small-Cap Quality Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                BEGINNING          ENDING         EXPENSES PAID
 KAYNE SMALL-CAP QUALITY      ACCOUNT VALUE     ACCOUNT VALUE         DURING
      VALUE SERIES            JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
--------------------------    -------------   -----------------   -------------
Actual                          $1,000.00         $1,073.20            $5.49

Hypothetical (5% return
   before expenses)              1,000.00          1,019.84             5.36

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.10%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,091.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. Diagnostic Products Corp.                                               5.0%
 2. National Financial Partners Corp.                                       4.9%
 3. World Fuel Services Corp.                                               4.8%
 4. Crosstex Energy, Inc.                                                   4.8%
 5. CLARCAR, Inc.                                                           4.7%
 6. Cathay General Bancorp                                                  4.7%
 7. Matthews International Corp. Class A                                    4.6%
 8. ABM Industries, Inc.                                                    4.5%
 9. Stewart (W.P.) & Co. Ltd.                                               4.5%
10. Lincoln Electric Holdings, Inc.                                         4.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                27%
Industrials                               18
Information Technology                    17
Energy                                    10
Consumer Discretionary                     8
Materials                                  7
Health Care                                7
Other                                      6

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                       SHARES        VALUE
                                                      -------    -----------

DOMESTIC COMMON STOCKS--89.1%

APPAREL, ACCESSORIES & LUXURY GOODS--3.6%
   Cherokee, Inc. .................................    14,450    $   496,936
                                                                 -----------

APPLICATION SOFTWARE--6.5%
   EPIQ Systems, Inc. (b) .........................    28,250        523,754
   Reynolds & Reynolds Co. (The) Class A ..........    13,725        385,261
                                                                 -----------
                                                                     909,015
                                                                 -----------

ASSET MANAGEMENT & CUSTODY BANKS--7.0%
   American Capital Strategies Ltd. ...............    16,150        584,791
   MCG Capital Corp. ..............................    26,981        393,653
                                                                 -----------
                                                                     978,444
                                                                 -----------

COMMUNICATIONS EQUIPMENT--4.1%
   Inter-Tel, Inc. ................................    29,340        574,184
                                                                 -----------

ELECTRONIC EQUIPMENT MANUFACTURERS--3.4%
   Landauer, Inc. .................................    10,270        473,344
                                                                 -----------

ENVIRONMENTAL & FACILITIES SERVICES--4.5%
   ABM Industries, Inc. ...........................    32,285        631,172
                                                                 -----------

HEALTH CARE EQUIPMENT--6.9%
   Diagnostic Products Corp. ......................    14,195        689,167
   Young Innovations, Inc. ........................     8,120        276,730
                                                                 -----------
                                                                     965,897
                                                                 -----------

INDUSTRIAL MACHINERY--9.2%
   CLARCOR, Inc. ..................................    21,970        652,728
   Lincoln Electric Holdings, Inc. ................    15,745        624,447
                                                                 -----------
                                                                   1,277,175
                                                                 -----------

INSURANCE BROKERS--4.9%
   National Financial Partners Corp. ..............    12,850        675,267
                                                                 -----------

                                                       SHARES        VALUE
                                                      -------    -----------

INTERNET SOFTWARE & SERVICES--3.2%
   Computer Service, Inc. .........................    14,800    $   445,480
                                                                 -----------

OIL & GAS REFINING, MARKETING & TRANSPORTATION--4.8%
   World Fuel Services Corp. ......................    19,710        664,621
                                                                 -----------

OIL & GAS STORAGE & TRANSPORTATION--4.8%
   Crosstex Energy, Inc. ..........................    10,500        662,130
                                                                 -----------

PAPER PACKAGING--2.9%
   Packaging Dynamics Corp. .......................    36,000        402,120
                                                                 -----------

REGIONAL BANKS--8.1%
   Cathay General Bancorp .........................    18,100        650,514
   Park National Corp. ............................     4,645        476,763
                                                                 -----------
                                                                   1,127,277
                                                                 -----------

SPECIALIZED CONSUMER SERVICES--4.6%
   Matthews International Corp. Class A ...........    17,520        637,903
                                                                 -----------

SPECIALTY CHEMICALS--4.1%
   Balchem Corp. ..................................    19,107        569,580
                                                                 -----------

THRIFTS & MORTGAGE FINANCE--2.2%
   Washington Federal, Inc. .......................    13,150        302,319
                                                                 -----------

TRUCKING--4.3%
   Landstar System, Inc. ..........................    14,480        604,395
                                                                 -----------

TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $10,163,012) ..................               12,397,259
                                                                 -----------

FOREIGN COMMON STOCKS(c)--6.4%

ASSET MANAGEMENT & CUSTODY BANKS--4.5%
   Stewart (W.P.) & Co. Ltd. (United States) ......    26,630        627,669
                                                                 -----------

WATER UTILITIES--1.9%
   Consolidated Water Co. Ltd. (Cayman Islands) ...    12,540        254,437
                                                                 -----------

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

                                                                     VALUE
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $654,379) .....................              $   882,106
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--95.5%
   (Identified cost $10,817,391) ..................               13,279,365
                                                                 -----------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                      -------
SHORT-TERM INVESTMENTS--4.7%

COMMERCIAL PAPER(d)--4.7%
   Allstate Corp. 4.05%, 1/3/06 ...................   $   657        656,852
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $656,852) .....................                  656,852
                                                                 -----------
TOTAL INVESTMENTS--100.2%
   (Identified cost $11,474,243) ..................               13,936,217(a)
   Other assets and liabilities, net--(0.2)% ......                  (24,639)
                                                                 -----------
NET ASSETS--100.0% ................................              $13,911,578
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,688,292 and gross depreciation of $231,836 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $11,479,761.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

(e)   Table excludes short-term investments.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $11,474,243) ..   $  13,936,217
Cash ..........................................................           1,916
Receivables
   Dividends ..................................................          36,346
   Fund shares sold ...........................................             420
Prepaid expenses ..............................................             695
                                                                  -------------
      Total assets ............................................      13,975,594
                                                                  -------------
LIABILITIES
Payables
   Fund shares repurchased ....................................           2,607
   Professional fee ...........................................          29,695
   Investment advisory fee ....................................          16,011
   Printing fee ...............................................           5,153
   Financial agent fee ........................................           3,478
   Trustees' fee ..............................................           1,233
   Administration fee .........................................             876
   Other accrued expenses .....................................           4,963
                                                                  -------------
      Total liabilities .......................................          64,016
                                                                  -------------
NET ASSETS ....................................................   $  13,911,578
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  11,443,215
   Undistributed net investment income ........................             307
   Accumulated net realized gain ..............................           6,082
   Net unrealized appreciation ................................       2,461,974
                                                                  -------------
NET ASSETS ....................................................   $  13,911,578
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................         911,037
                                                                  =============
Net asset value and offering price per share ..................   $       15.27
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     299,468
   Interest ...................................................          22,068
                                                                  -------------
      Total investment income .................................         321,536
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         110,354
   Financial agent fee ........................................          41,021
   Administration fee .........................................           8,951
   Custodian ..................................................          12,401
   Printing ...................................................          10,252
   Professional ...............................................          35,378
   Trustees ...................................................          11,828
   Miscellaneous ..............................................          13,728
                                                                  -------------
      Total expenses ..........................................         243,913
   Less expenses reimbursed by investment advisor .............        (115,101)
   Custodian fees paid indirectly .............................             (57)
                                                                  -------------
      Net expenses ............................................         128,755
                                                                  -------------
NET INVESTMENT GAIN (LOSS) ....................................         192,781
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................         496,380
   Net change in unrealized appreciation (depreciation) on
      investments .............................................         404,342
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................         900,722
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $   1,093,503
                                                                  =============

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED     YEAR ENDED
                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                      2005           2004
                                                                                  ------------   ------------
FROM OPERATIONS
   Net investment income (loss) ...............................................   $    192,781   $     70,541
   Net realized gain (loss) ...................................................        496,380         90,306
   Net change in unrealized appreciation (depreciation) .......................        404,342      1,471,240
                                                                                  ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................      1,093,503      1,632,087
                                                                                  ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................................................       (193,074)       (71,831)
   Net realized short-term gains ..............................................       (184,360)       (65,120)
   Net realized long-term gains ...............................................       (305,214)       (28,314)
                                                                                  ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................       (682,648)      (165,265)
                                                                                  ------------   ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (290,666 and 381,058 shares, respectively)* ..      4,385,903      5,084,048*
   Net asset value of shares issued from reinvestment of distributions
      (44,367 and 11,410 shares, respectively) ................................        682,648        165,265
   Cost of shares repurchased (135,807 and 83,506 shares, respectively)* ......     (2,041,026)    (1,043,945)*
                                                                                  ------------   ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................      3,027,525      4,205,368
                                                                                  ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS ......................................      3,438,380      5,672,190

NET ASSETS
   Beginning of period ........................................................     10,473,198      4,801,008
                                                                                  ------------   ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $307 AND $600, RESPECTIVELY] .........................................   $ 13,911,578   $ 10,473,198
                                                                                  ============   ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             FROM INCEPTION
                                                               YEAR ENDED DECEMBER 31,       AUGUST 12, 2002
                                                          --------------------------------   TO DECEMBER 31,
                                                            2005         2004        2003          2002
                                                          --------     --------   --------   ----------------
Net asset value, beginning of period ..................   $  14.71     $  11.92   $   9.99   $          10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .......................       0.24(3)      0.10       0.09               0.07
   Net realized and unrealized gain (loss) ............       1.10         2.94       1.94               0.03
                                                          --------     --------   --------   ----------------
      TOTAL FROM INVESTMENT OPERATIONS ................       1.34         3.04       2.03               0.10
                                                          --------     --------   --------   ----------------
LESS DISTRIBUTIONS
   Dividends from net investment income ...............      (0.22)       (0.10)     (0.09)             (0.07)
   Distributions from net realized gains ..............      (0.56)       (0.15)     (0.01)             (0.04)
                                                          --------     --------   --------   ----------------
      TOTAL DISTRIBUTIONS .............................      (0.78)       (0.25)     (0.10)             (0.11)
                                                          --------     --------   --------   ----------------
CHANGE IN NET ASSET VALUE .............................       0.56         2.79       1.93              (0.01)
                                                          --------     --------   --------   ----------------
NET ASSET VALUE, END OF PERIOD ........................   $  15.27     $  14.71   $  11.92   $           9.99
                                                          ========     ========   ========   ================
Total return ..........................................       9.10%       25.68%     20.28%              1.01%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..............   $ 13,912     $ 10,473   $  4,801   $            869
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .............................       1.05%        1.05%      1.05%              1.05%(1)
   Gross operating expenses ...........................       1.99%        2.68%      5.73%             22.60%(1)
   Net investment income (loss) .......................       1.57%        1.13%      1.37%              2.33%(1)
Portfolio turnover ....................................         18%          19%        42%                 4%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-LAZARD INTERNATIONAL EQUITY SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 8.65%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the MSCI EAFE(R) Index, the series style-specific benchmark, returned 14.02%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: 2005 proved to be another robust year for international stocks, which posted their third consecutive year of gains. Japanese stocks led the way, as the Nikkei 225 Index rose 40% in the year. Japan's outperformance has coincided with the reelection of Prime Minister Koizumi and the reshuffling of his cabinet. Investors feel that Koizumi's strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy and further reinforces the belief that corporate profitability may be about to improve. European markets also posted solid gains, driven by corporate restructuring, low interest rates, favorable profit growth, and a boom in mergers and acquisitions (M&A) activity. Globally, the value of announced M&A transactions for 2005 was the largest in the last five years.

      Based on these  signs  of  improving  economic  conditions,  the  European
Central Bank raised interest rates in December, for the first time in five years, in an effort to curb inflation. However, a downturn in business sentiment in Germany, high unemployment, and cautious consumers, underscores the still fragile nature of the Eurozone's economy. While Japan has yet to tighten its monetary policy, continued signs of economic recovery have led to speculation that the Bank of Japan will end its zero interest rate policy fairly soon.

      From a sector perspective, materials, industrials, financials and energy all outperformed for the year, as the outlook for global growth looks positive. The only sector that witnessed a negative return was telecom services, as the industry has become increasingly competitive.

      Regionally, Japan was the top-performing country, while the United Kingdom lagged. In Europe, Switzerland, Denmark, and Norway posted solid gains, while Ireland and Spain were the only countries that witnessed negative returns.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: Stock selection in technology benefited the portfolio, as the shares of one of the leading mobile-phone manufacturers (Nokia) rose to a 20-month high in December. The company widened its lead over competitors by launching a variety of new phones and cutting prices in pursuit of stronger-than-expected global handset demand. An underweight position and stock selection in consumer discretionary also helped returns, as a luxury goods holding (Richemont) continued to benefit from robust demand by affluent consumers.

      Underweight positions in materials and industrials detracted from performance, as these sectors produced the largest gains for the year. An underweight position in Japan also hurt returns, as this was the top-performing country.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                      8/12/02 TO
                                                             1 YEAR    12/31/05
--------------------------------------------------------------------------------
International Equity Select Series                            8.65%     14.14%
--------------------------------------------------------------------------------
S&P 500(R) Index                                              4.93%     12.01%
--------------------------------------------------------------------------------
MSCI EAFE(R) Index                                           14.02%     19.73%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                   International
                   Equity Select      MSCI EAFE(R)     S&P 500(R)
                      Series             Index           Index
                   -------------      ------------     ----------
 8/12/2002            $10,000           $10,000         $10,000
12/31/2002              9,578             9,607           9,806
12/31/2003             12,433            13,370          12,622
12/31/2004             14,405            16,137          13,993
12/31/2005             15,651            18,399          14,683

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Lazard International Equity Select Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                BEGINNING           ENDING        EXPENSES PAID
                              ACCOUNT VALUE     ACCOUNT VALUE        DURING
LAZARD INTERNATIONAL EQUITY   JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
---------------------------   -------------   -----------------   -------------
Actual                          $1,000.00         $1,103.00           $5.57

Hypothetical (5% return
   before expenses)              1,000.00          1,019.85            5.36

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 8.65%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,086.50.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. Nokia Oyj Sponsored ADR                                                 4.2%
 2. GlaxoSmithKline plc ADR                                                 3.9%
 3. HSBC Holdings plc Sponsored ADR                                         3.6%
 4. Barclays plc Sponsored ADR                                              3.5%
 5. Nomura Holdings, Inc. ADR                                               3.5%
 6. Societe Generale SA Sponsored ADR                                       3.2%
 7. UBS AG Registered Shares                                                3.2%
 8. Credit Suisse Group Sponsored ADR                                       3.2%
 9. CANON, Inc. Sponsored ADR                                               3.1%
10. Vodafone Group plc Sponsored ADR                                        3.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                            29%
Switzerland                               15
Japan                                     14
France                                    12
Italy                                      5
Germany                                    5
Finland                                    4
Other                                     16

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                          SHARES       VALUE
                                                         -------    -----------
FOREIGN COMMON STOCKS(b)--95.1%

DENMARK--2.0%
   Danske Bank A/S ADR (Diversified Banks) ...........    67,800    $ 2,380,282
                                                                    -----------
FINLAND--4.2%
   Nokia Oyj Sponsored ADR (Communications
      Equipment) .....................................   276,200      5,054,460
                                                                    -----------
FRANCE--12.4%
   AXA Sponsored ADR (Multi-line Insurance) ..........    85,700      2,770,681
   Sanofi-aventis ADR (Pharmaceuticals) ..............    54,296      2,383,594
   Societe Generale SA Sponsored ADR (Diversified
      Banks) .........................................   158,600      3,887,461
   Total SA Sponsored ADR (Integrated Oil & Gas) .....    29,200      3,690,880
   Vivendi Universal SA Sponsored ADR (Movies &
      Entertainment) .................................    68,900      2,165,527
                                                                    -----------
                                                                     14,898,143
                                                                    -----------
GERMANY--4.9%
   Schering AG ADR (Pharmaceuticals) .................    34,000      2,274,940
   Siemens AG ADR (Industrial Conglomerates) .........    42,900      3,671,811
                                                                    -----------
                                                                      5,946,751
                                                                    -----------
IRELAND--2.0%
   Allied Irish Banks plc Sponsored ADR (Diversified
      Banks) .........................................    55,400      2,379,984
                                                                    -----------
ITALY--5.0%
   ENI S.p.A. Sponsored ADR (Integrated Oil & Gas) ... 26,600 3,709,636 Sanpaolo IMI S.p.A. Sponsored ADR (Diversified
      Banks) .........................................    76,200      2,381,250
                                                                    -----------
                                                                      6,090,886
                                                                    -----------

                                                          SHARES       VALUE
                                                         -------    -----------
JAPAN--13.9%
   CANON, Inc. Sponsored ADR (Office Electronics) ....    64,300    $ 3,782,769
   Hoya Corp. Sponsored ADR (Electronic Equipment
      Manufacturers) .................................    40,900      1,469,255
   Kao Corp. Sponsored ADR (Personal Products) .......    13,000      3,480,470
   Mitsubishi UFJ Financial Group, Inc. ADR
      (Diversified Banks) ............................   274,300      3,755,167
   Nomura Holdings, Inc. ADR (Investment Banking &
      Brokerage) .....................................   219,600      4,220,712
                                                                    -----------
                                                                     16,708,373
                                                                    -----------
NETHERLANDS--3.8%
   Heinekin NV ADR (Brewers) .........................   101,800      3,215,699
   TNT NV ADR (Air Freight & Logistics) ..............    45,500      1,423,240
                                                                    -----------
                                                                      4,638,939
                                                                    -----------
SWITZERLAND--14.7%
   Credit Suisse Group Sponsored ADR (Diversified
      Capital Markets) ...............................    75,000      3,821,250
   Nestle S.A. Sponsored ADR (Packaged Foods &
      Meats) .........................................    50,100      3,734,835
   Novartis AG ADR (Pharmaceuticals) .................    47,500      2,492,800
   Swiss Re Sponsored ADR (Reinsurance) ..............    35,800      2,613,117
   UBS AG Registered Shares (Diversified Capital
      Markets) .......................................    40,400      3,844,060
   Zurich Financial Services AG ADR (Multi-line
      Insurance) .....................................    57,400      1,219,468
                                                                    -----------
                                                                     17,725,530
                                                                    -----------
UNITED KINGDOM--29.3%
   Barclays plc Sponsored ADR (Diversified Banks) ....   100,900      4,245,872
   BP plc Sponsored ADR (Integrated Oil & Gas) .......    55,300      3,551,366

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                                                       SHARES        VALUE
                                                     ---------   ------------
UNITED KINGDOM--CONTINUED
   Cadbury Schweppes plc Sponsored ADR (Packaged
      Foods & Meats) .............................      85,900   $  3,289,111
   Diageo plc Sponsored ADR (Distillers &
      Vintners) ..................................      55,800      3,253,140
   GlaxoSmithKline plc ADR (Pharmaceuticals) .....      93,700      4,729,976
   HSBC Holdings plc Sponsored ADR (Diversified
      Banks) .....................................      54,500      4,385,615
   Imperial Tobacco Group plc ADR (Tobacco) ......      47,500      2,873,275
   Tesco plc Sponsored ADR (Food Retail) .........     115,900      1,978,761
   Unilever plc Sponsored ADR (Packaged Foods &
      Meats) .....................................      83,175      3,336,981
   Vodafone Group plc Sponsored ADR (Wireless
      Telecommunication Services) ................     175,000      3,757,250
                                                                 ------------
                                                                   35,401,347
                                                                 ------------
UNITED STATES--2.9%
   Royal Dutch Shell plc ADR Class A (Integrated
      Oil & Gas) .................................      56,800      3,492,632
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $96,770,998) .................                114,717,327
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--95.1%
   (Identified cost $96,770,998) .................                114,717,327
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ---------
SHORT-TERM INVESTMENTS--6.1%

U.S. TREASURY BILLS(d)--6.1%
   U.S. Treasury Bill 3.82%, 1/12/06 .............   $       3          2,996
   U.S. Treasury Bill 1.96%, 2/2/06 ..............         162        161,489
   U.S. Treasury Bill 3.453%, 2/2/06 .............          34         33,891
   U.S. Treasury Bill 3.46%, 2/2/06 ..............         242        241,233
   U.S. Treasury Bill 3.47%, 2/2/06 ..............         129        128,590
   U.S. Treasury Bill 3.518%, 2/2/06 .............         243        242,216
   U.S. Treasury Bill 3.598%, 2/2/06 .............          70         69,769
   U.S. Treasury Bill 3.638%, 2/2/06 .............         184        183,387
   U.S. Treasury Bill 3.64%, 2/2/06 ..............         248        247,173
   U.S. Treasury Bill 3.669%, 2/2/06 .............         145        144,512
   U.S. Treasury Bill 3.693%, 2/2/06 .............       1,318      1,313,838
   U.S. Treasury Bill 3.71%, 2/2/06 ..............       4,580      4,564,876
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $7,333,970) ..................                  7,333,970
                                                                 ------------
TOTAL INVESTMENTS--101.2%
   (Identified cost $104,104,968) ................                122,051,297(a)
   Other assets and liabilities, net--(1.2)% .....                 (1,431,220)
                                                                 ------------
NET ASSETS--100.0% ...............................               $120,620,077
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $18,247,861 and gross depreciation of $407,175 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $104,210,611.

(b) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(c)   Table excludes short-term investments.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Air Freight & Logistics ..............................................      1.2%
Brewers ..............................................................      2.8
Communications Equipment .............................................      4.4
Distillers & Vintners ................................................      2.8
Diversified Banks ....................................................     20.4
Diversified Capital Markets ..........................................      6.7
Electronic Equipment Manufacturers ...................................      1.3
Food Retail ..........................................................      1.7
Industrial Conglomerates .............................................      3.2
Integrated Oil & Gas .................................................     12.6
Investment Banking & Brokerage .......................................      3.7
Movies & Entertainment ...............................................      1.9
Multi-line Insurance .................................................      3.5
Office Electronics ...................................................      3.3
Packaged Foods & Meats ...............................................      9.0
Personal Products ....................................................      3.0
Pharmaceuticals ......................................................     10.4
Reinsurance ..........................................................      2.3
Tobacco ..............................................................      2.5
Wireless Telecommunication Services ..................................      3.3
                                                                          -----
                                                                          100.0%
                                                                          =====

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $104,104,968) .............................   $ 122,051,297
Cash ..........................................................         156,148
Receivables
   Fund shares sold ...........................................         191,916
   Dividends ..................................................         137,237
   Tax reclaims ...............................................          28,443
Prepaid expenses ..............................................           4,980
                                                                  -------------
      Total assets ............................................     122,570,021
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................       1,770,351
   Fund shares repurchased ....................................          39,484
   Investment advisory fee ....................................          74,175
   Financial agent fee ........................................           7,906
   Administration fee .........................................           7,362
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          49,432
                                                                  -------------
      Total liabilities .......................................       1,949,944
                                                                  -------------
NET ASSETS ....................................................   $ 120,620,077
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $ 101,479,913
   Undistributed net investment income ........................         131,094
   Accumulated net realized gain ..............................       1,062,741
   Net unrealized appreciation ................................      17,946,329
                                                                  -------------
NET ASSETS ....................................................   $ 120,620,077
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       8,019,401
                                                                  =============
Net asset value and offering price per share ..................   $       15.04
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $   2,543,581
   Interest ...................................................         145,461
   Foreign taxes withheld .....................................        (333,791)
                                                                  -------------
      Total investment income .................................       2,355,251
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         826,883
   Financial agent fee ........................................          84,223
   Administration fee .........................................          67,069
   Printing ...................................................          38,541
   Professional ...............................................          36,075
   Custodian ..................................................          14,194
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          20,887
                                                                  -------------
      Total expenses ..........................................       1,099,701
   Less expenses reimbursed by investment advisor .............        (135,004)
                                                                  -------------
      Net expenses ............................................         964,697
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................       1,390,554
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................       1,721,617
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................       5,804,951
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       7,526,568
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $   8,917,122
                                                                  =============

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED      YEAR ENDED
                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                 2005            2004
                                                                            -------------    ------------
FROM OPERATIONS
   Net investment income (loss) .........................................   $   1,390,554    $    682,623
   Net realized gain (loss) .............................................       1,721,617         360,820
   Net change in unrealized appreciation (depreciation) .................       5,804,951       7,505,945
                                                                            -------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       8,917,122       8,549,388
                                                                            -------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................................      (1,266,246)       (675,837)
   Net realized short-term gains ........................................              --        (100,822)
   Net realized long-term gains .........................................        (553,178)       (276,174)
                                                                            -------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............      (1,819,424)     (1,052,833)
                                                                            -------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (3,114,745 and 2,589,173 shares,
      respectively)* ....................................................      44,433,821      32,854,278*
   Net asset value of shares issued from reinvestment of distributions
      (122,025 and 77,318 shares, respectively) .........................       1,819,424       1,052,833
   Cost of shares repurchased (124,310 and 184,126 shares,
      respectively)* ....................................................      (1,760,120)     (2,318,166)*
                                                                            -------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............      44,493,125      31,588,945
                                                                            -------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ................................      51,590,823      39,085,500
NET ASSETS
   Beginning of period ..................................................      69,029,254      29,943,754
                                                                            -------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
      OF $131,094 AND $6,786, RESPECTIVELY] .............................   $ 120,620,077    $ 69,029,254
                                                                            =============    ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          FROM INCEPTION
                                                       YEAR ENDED DECEMBER 31,            AUGUST 12, 2002
                                                 -----------------------------------      TO DECEMBER 31,
                                                    2005          2004        2003              2002
                                                 ---------      --------    --------      ---------------
Net asset value, beginning of period .........   $   14.07      $  12.35    $   9.58      $         10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............        0.22(3)       0.15        0.12(3)              0.01
   Net realized and unrealized gain (loss) ...        0.99          1.80        2.73                (0.43)
                                                 ---------      --------    --------      ---------------
      TOTAL FROM INVESTMENT OPERATIONS .......        1.21          1.95        2.85                (0.42)
                                                 ---------      --------    --------      ---------------

LESS DISTRIBUTIONS
   Dividends from net investment income ......       (0.17)        (0.15)      (0.07)                  --
   Distributions from net realized gains .....       (0.07)        (0.08)      (0.01)                  --
                                                 ---------      --------    --------      ---------------
      TOTAL DISTRIBUTIONS ....................       (0.24)        (0.23)      (0.08)                  --
                                                 ---------      --------    --------      ---------------
CHANGE IN NET ASSET VALUE ....................        0.97          1.72        2.77                (0.42)
                                                 ---------      --------    --------      ---------------
NET ASSET VALUE, END OF PERIOD ...............   $   15.04      $  14.07    $  12.35      $          9.58
                                                 =========      ========    ========      ===============

Total return .................................        8.65%        15.86%      29.82%               (4.22)%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ....    $ 120,620      $ 69,029    $ 29,944      $         2,887
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...................         1.05%         1.05%       1.05%                1.05%(1)
   Gross operating expenses .................         1.20%         1.30%       2.03%               10.26%(1)
   Net investment income (loss) .............         1.51%         1.43%       1.13%                0.26%(1)
Portfolio turnover ..........................           11%            5%          9%                  70%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-NORTHERN DOW 30 SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.05%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Dow Jones Industrial Average(SM), the series style-specific benchmark, returned 1.72%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The Dow Jones Industrial Average (DJIA) finished 2005 with a 1.72% gain. The industrials sector, which represents 24.92% of the index, led performance with an 11.95% gain during 2005. Consumer staples, 16.41% of the index, posted a positive return of 7.16% during the year. Energy suffered in the fourth quarter, with a (11.15)% return, however, the annual return for the sector was 11.76%, representing 4.20% of the index. Consumer discretionary was the worst performing sector during 2005, returning (15.45)% as of December 30, 2005.

      Oil prices, the U.S. dollar and interest rates dominated the headlines in 2005. The Federal Reserve raised interest rates eight times during the year, bringing the total of 25-basis point increases to 13 since the tightening cycle began in June 2004. As of the end of 2005, the federal funds rate stood at 4.25%. As oil prices and the dollar strengthened, fresh inflation concerns and speculative demand drove gold prices to the highest level in nearly 25 years, rising 25% and peaking at $540.90 toward the end of December. In the third quarter of 2005, the impact of Hurricanes Katrina and Rita in the U.S. pushed crude oil prices briefly above $71 before retreating during the fourth quarter and finishing the year at $61.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: As index fund managers, we merely seek to match the performance and characteristics of the benchmark. The performance of the series is primarily the result of the performance of the Dow Jones Industrial Average. In index funds, the deviation between fund return and index return is typically due to expenses.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                         PHOENIX-NORTHERN DOW 30 SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                     12/15/99 TO
                                             1 YEAR      5 YEARS       12/31/05
--------------------------------------------------------------------------------
Dow 30 Series                                 1.05%       1.37%         0.59%
--------------------------------------------------------------------------------
S&P 500(R) Index                              4.93%       0.55%        (0.49)%
--------------------------------------------------------------------------------
Dow Jones Industrial Average(SM)              1.72%       2.05%         1.66%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                                        Dow Jones
                       Dow 30          Industrial          S&P 500(R)
                       Series          Average(SM)          Index
                      -------          -----------         ----------
12/15/1999            $10,000            $10,000             $10,000
12/31/1999             10,252             10,473              10,400
12/29/2000              9,682              9,979               9,445
12/31/2001              9,103              9,437               8,323
12/31/2002              7,692              8,021               6,484
12/31/2003              9,800             10,288               8,345
12/31/2004             10,257             10,858               9,252
12/31/2005             10,365             11,045               9,708

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                         PHOENIX-NORTHERN DOW 30 SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Northern Dow 30 Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING         ENDING        EXPENSES PAID
                                 ACCOUNT VALUE    ACCOUNT VALUE        DURING
    NORTHERN DOW 30 SERIES       JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-------------------------------  -------------  -----------------  -------------
Actual                             $ 1,000.00       $ 1,052.20         $ 3.10

Hypothetical (5% return before
   expenses)                         1,000.00         1,022.14           3.06

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.60%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.05%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,010.50.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                         PHOENIX-NORTHERN DOW 30 SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. International Business Machines Corp.                                  6.0%
 2. 3M Co.                                                                 5.7%
 3. Altria Group, Inc.                                                     5.5%
 4. Boeing Co. (The)                                                       5.2%
 5. American International Group, Inc.                                     5.0%
 6. Johnson & Johnson                                                      4.4%
 7. Procter & Gamble Co. (The)                                             4.3%
 8. Caterpillar, Inc.                                                      4.2%
 9. Exxon Mobil Corp.                                                      4.1%
10. United Technologies Corp.                                              4.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                               24%
Consumer Staples                          16
Financials                                16
Information Technology                    12
Consumer Discretionary                     9
Health Care                                8
Materials                                  5
Other                                     10

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         SHARES        VALUE
                                                       ---------   ------------
DOMESTIC COMMON STOCKS--98.4%

AEROSPACE & DEFENSE--12.0%
   Boeing Co. (The) ................................      17,884   $  1,256,172
   Honeywell International, Inc. ...................      17,884        666,179
   United Technologies Corp. .......................      17,884        999,895
                                                                   ------------
                                                                      2,922,246
                                                                   ------------
ALUMINUM--2.2%
   Alcoa, Inc. .....................................      17,884        528,830
                                                                   ------------
AUTOMOBILE MANUFACTURERS--1.4%
   General Motors Corp. ............................      17,884        347,307
                                                                   ------------
COMPUTER HARDWARE--8.1%
   Hewlett-Packard Co. .............................      17,884        512,019
   International Business Machines Corp.(b) ........      17,884      1,470,065
                                                                   ------------
                                                                      1,982,084
                                                                   ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--4.2%
   Caterpillar, Inc. ...............................      17,884      1,033,159
                                                                   ------------
CONSUMER FINANCE--3.8%
   American Express Co. ............................      17,884        920,311
                                                                   ------------
DIVERSIFIED CHEMICALS--3.1%
   Du Pont (E.I.) de Nemours & Co. .................      17,884        760,070
                                                                   ------------
HOME IMPROVEMENT RETAIL--3.0%
   Home Depot, Inc. (The) ..........................      17,884        723,944
                                                                   ------------
HOUSEHOLD PRODUCTS--4.3%
   Procter & Gamble Co. (The) ......................      17,884      1,035,126
                                                                   ------------
HYPERMARKETS & SUPER CENTERS--3.4%
   Wal-Mart Stores, Inc. ...........................      17,884        836,971
                                                                   ------------

                                                         SHARES        VALUE
                                                       ---------   ------------
INDUSTRIAL CONGLOMERATES--8.3%
   3M Co. ..........................................      17,884   $  1,386,010
   General Electric Co. ............................      17,884        626,834
                                                                   ------------
                                                                      2,012,844
                                                                   ------------
INTEGRATED OIL & GAS--4.1%
   Exxon Mobil Corp. ...............................      17,884      1,004,544
                                                                   ------------
INTEGRATED TELECOMMUNICATION SERVICES--4.0%
   AT&T, Inc. ......................................      17,884        437,979
   Verizon Communications, Inc. ....................      17,884        538,666
                                                                   ------------
                                                                        976,645
                                                                   ------------
MOVIES & ENTERTAINMENT--1.8%
   Walt Disney Co. (The) ...........................      17,884        428,679
                                                                   ------------
MULTI-LINE INSURANCE--5.0%
   American International Group, Inc. ..............      17,884      1,220,225
                                                                   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--6.5%
   Citigroup, Inc. .................................      17,884        867,911
   JPMorgan Chase & Co. ............................      17,884        709,816
                                                                   ------------
                                                                      1,577,727
                                                                   ------------
PHARMACEUTICALS--8.5%
   Johnson & Johnson ...............................      17,884      1,074,828
   Merck & Co., Inc. ...............................      17,884        568,890
   Pfizer, Inc. ....................................      17,884        417,055
                                                                   ------------
                                                                      2,060,773
                                                                   ------------
RESTAURANTS--2.5%
   McDonald's Corp. ................................      17,884        603,048
                                                                   ------------
SEMICONDUCTORS--1.8%
   Intel Corp. .....................................      17,884        446,385
                                                                   ------------

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

                                                       SHARES        VALUE
                                                     ---------   ------------
SOFT DRINKS--3.0%
   Coca-Cola Co. (The) ...........................      17,884   $    720,904
                                                                 ------------
SYSTEMS SOFTWARE--1.9%
   Microsoft Corp. ...............................      17,884        467,667
                                                                 ------------
TOBACCO--5.5%
   Altria Group, Inc. ............................      17,884      1,336,293
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $21,747,239) .................                 23,945,782
                                                                 ------------
EXCHANGE TRADED FUNDS--0.5%
   DIAMONDS Trust, Series I ......................       1,112        118,928
                                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $119,968) ....................                    118,928
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.9%
   (Identified cost $21,867,207) .................                 24,064,710
                                                                 ------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ---------
SHORT-TERM INVESTMENTS--1.7%

U.S. TREASURY BILLS(d)--0.1%
   U.S. Treasury Bills 4.07%, 4/6/06(b) ..........   $      35         34,640
                                                                 ------------
REPURCHASE AGREEMENTS--1.6%
   State Street Bank and Trust Co. repurchase
      agreement 2.50% dated 12/30/05, due 1/3/06
      repurchase price $378,105 collateralized by
      U.S. Treasury Bond 7.875%, 2/15/21 market
      value $391,875 .............................         378        378,000
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $412,637) ....................                    412,640
                                                                 ------------
TOTAL INVESTMENTS--100.6%
   (Identified cost $22,279,844) .................                 24,477,350(a)
   Other assets and liabilities, net--(0.6)% .....                   (144,894)
                                                                 ------------
NET ASSETS--100.0% ...............................               $ 24,332,456
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,890,740 and gross depreciation of $1,791,087 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $23,377,697.

(b)   All or a portion segregated as collateral for futures contracts.

(c)   Table excludes short-term investments.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $22,279,844) ...   $ 24,477,350
Cash ...........................................................            557
Receivables
   Dividends and interest ......................................         35,557
   Fund shares sold ............................................          1,411
Prepaid expenses ...............................................            877
                                                                   ------------
      Total assets .............................................     24,515,752
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased .............................        119,968
   Fund shares repurchased .....................................          5,664
   Professional fee ............................................         27,894
   Investment advisory fee .....................................          8,448
   Financial agent fee .........................................          3,991
   Variation margin for futures contracts ......................          2,280
   Administration fee ..........................................          1,530
   Trustees' fee ...............................................          1,234
   Other accrued expenses ......................................         12,287
                                                                   ------------
      Total liabilities ........................................        183,296
                                                                   ------------
NET ASSETS .....................................................   $ 24,332,456
                                                                   ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............   $ 23,865,262
   Undistributed net investment income .........................         56,176
   Accumulated net realized loss ...............................     (1,783,278)
   Net unrealized appreciation .................................      2,194,296
                                                                   ------------
NET ASSETS .....................................................   $ 24,332,456
                                                                   ============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization                                            2,632,401
                                                                   ============
Net asset value and offering price per share ...................   $       9.24
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ...................................................   $    622,021
   Interest ....................................................          5,229
                                                                   ------------
      Total investment income ..................................        627,250
                                                                   ------------
EXPENSES
   Investment advisory fee .....................................         95,199
   Financial agent fee .........................................         49,108
   Administration fee ..........................................         19,856
   Professional ................................................         33,586
   Custodian ...................................................         17,923
   Printing ....................................................         14,535
   Trustees ....................................................         11,829
   Miscellaneous ...............................................         27,064
                                                                   ------------
      Total expenses ...........................................        269,100
   Less expenses reimbursed by investment advisor ..............       (105,868)
   Custodian fees paid indirectly ..............................            (15)
                                                                   ------------
      Net expenses .............................................        163,217
                                                                   ------------
NET INVESTMENT INCOME (LOSS) ...................................        464,033
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................       (532,420)
   Net realized gain (loss) on futures .........................          5,264
   Net change in unrealized appreciation (depreciation) on
      investments ..............................................        190,166
   Net change in unrealized appreciation (depreciation) on
      futures ..................................................        (15,890)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS .................................       (352,880)
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ..................................................   $    111,153
                                                                   ============

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2005            2004
                                                                                   ------------    ------------
FROM OPERATIONS
   Net investment income (loss) ................................................   $    464,033    $    510,396
   Net realized gain (loss) ....................................................       (527,156)        (79,648)
   Net change in unrealized appreciation (depreciation) ........................        174,276         920,527
                                                                                   ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................        111,153       1,351,275
                                                                                   ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .......................................................       (450,254)       (513,146)
                                                                                   ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...................       (450,254)       (513,146)
                                                                                   ------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (147,887 and 897,089 shares, respectively)* ...      1,360,716       8,064,058*
   Net asset value of shares issued from reinvestment of distributions
      (49,390 and 56,484 shares, respectively) .................................        450,254         513,146
   Cost of shares repurchased (914,376 and 849,916 shares, respectively)* ......     (8,320,723)     (7,581,262)*
                                                                                   ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...................     (6,509,753)        995,942
                                                                                   ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS .......................................     (6,848,854)      1,834,071
NET ASSETS
   Beginning of period .........................................................     31,181,310      29,347,239
                                                                                   ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $56,176 AND $42,397, RESPECTIVELY] .............................   $ 24,332,456    $ 31,181,310
                                                                                   ============    ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                   2005          2004          2003         2002         2001
                                                ---------     ---------     ---------    ---------    ---------
Net asset value, beginning of period ........   $    9.31     $    9.04     $    7.21    $    8.67    $    9.46
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) .............        0.16(1)       0.15          0.13         0.11         0.11(1)
   Net realized and unrealized gain
      (loss) ................................       (0.07)         0.27          1.83        (1.45)       (0.66)
                                                ---------     ---------     ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS ......        0.09          0.42          1.96        (1.34)       (0.55)
                                                ---------     ---------     ---------    ---------    ---------
LESS DISTRIBUTIONS
   Dividends from net investment income .....       (0.16)        (0.15)        (0.13)       (0.10)       (0.10)
   Distributions from net realized gains ....          --            --            --        (0.02)       (0.14)
                                                ---------     ---------     ---------    ---------    ---------
      TOTAL DISTRIBUTIONS ...................       (0.16)        (0.15)        (0.13)       (0.12)       (0.24)
                                                ---------     ---------     ---------    ---------    ---------
CHANGE IN NET ASSET VALUE ...................       (0.07)         0.27          1.83        (1.46)       (0.79)
                                                ---------     ---------     ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD ..............   $    9.24     $    9.31     $    9.04    $    7.21    $    8.67
                                                =========     =========     =========    =========    =========

Total return ................................        1.05%         4.67%        27.40%      (15.50)%      (5.98)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ....   $  24,332     $  31,181     $  29,347    $  20,070    $  23,684
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ...................        0.60%         0.60%         0.60%        0.58%        0.50%
   Gross operating expenses .................        0.99%         0.91%         1.01%        1.11%        1.12%
   Net investment income (loss) .............        1.71%         1.65%         1.69%        1.44%        1.29%
Portfolio turnover ..........................          14%           44%           30%          40%          38%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX-NORTHERN NASDAQ 100 INDEX(R) SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 1.24%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the NASDAQ-100 Index(R), the series style-specific benchmark, returned 1.90%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: The NASDAQ 100 Index(R) finished the year ended December 31, 2005 with a 1.90% gain. Representing 58.32% of the index, the information technology sector returned 2.92% during 2005. The second largest sector in the index, consumer discretionary, posted a loss for the year returning (13.59)%. The health care sector, which represents 13.66% of the index, posted positive returns for the year of 16.13%.

      Oil prices, the U.S. dollar and interest rates dominated the headlines in 2005. The Federal Reserve raised interest rates eight times during the year, bringing the total of 25-basis point increases to 13 since the tightening cycle began in June 2004. As of the end of 2005, the federal funds rate stood at 4.25%. As oil prices and the dollar strengthened, fresh inflation concerns and speculative demand drove gold prices to the highest level in nearly 25 years, rising 25% and peaking at $540.90 toward the end of December. In the third quarter of 2005, the impact of Hurricanes Katrina and Rita in the U.S. pushed crude oil prices briefly above $71 before retreating during the fourth quarter and finishing the year at $61.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: As index fund managers, we merely seek to match the performance and characteristics of the benchmark. The performance of the series is primarily the result of the performance of the NASDAQ-100 Index. In index funds, the deviation between fund return and index return is typically due to expenses.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                       INCEPTION
                                                                      8/15/00 TO
                                                   1 YEAR   5 YEARS    12/31/05
--------------------------------------------------------------------------------
NASDAQ-100 Index(R) Series                          1.24%   (7.07)%    (14.22)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                    4.93%    0.55%      (1.58)%
--------------------------------------------------------------------------------
NASDAQ-100 Index(R)                                 1.90%   (6.62)%    (13.91)%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/15/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                  NASDAQ-100 Index(R)      NASDAQ-100      S&P 500(R)
                        Series              Index(R)         Index
                  -------------------      ----------      ----------
 8/15/2000              $10,000             $10,000         $10,000
12/29/2000                6,322               6,291           8,930
12/31/2001                4,233               4,239           7,870
12/31/2002                2,642               2,648           6,131
12/31/2003                3,933               3,959           7,891
12/31/2004                4,328               4,384           8,748
12/31/2005                4,382               4,468           9,179

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Northern NASDAQ-100 Index(R) Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING          ENDING       EXPENSES PAID
   NORTHERN NASDAQ-100 INDEX(R)  ACCOUNT VALUE    ACCOUNT VALUE       DURING
              SERIES             JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-------------------------------  -------------  -----------------  -------------
Actual                             $ 1,000.00       $ 1,100.50         $ 3.18

Hypothetical (5% return before
   expenses)                         1,000.00         1,022.14           3.06

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.60%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.24%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,012.40.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. Microsoft Corp.                                                         6.7%
 2. QUALCOMM, Inc.                                                          6.0%
 3. Apple Computer, Inc.                                                    5.9%
 4. Intel Corp.                                                             3.7%
 5. Google, Inc. Class A                                                    3.5%
 6. Amgen, Inc.                                                             3.2%
 7. eBay, Inc.                                                              3.2%
 8. Cisco Systems, Inc.                                                     2.6%
 9. Starbucks Corp.                                                         2.3%
10. Yahoo!, Inc.                                                            1.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                    59%
Consumer Discretionary                    18
Health Care                               14
Industrials                                3
Consumer Staples                           2
Telecommunication Services                 1
Exchange Traded Funds                      1
Other                                      2

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                        SHARES       VALUE
                                                      ----------  -----------
DOMESTIC COMMON STOCKS--93.0%

ADVERTISING--0.3%
   Lamar Advertising Co. Class A (b) ...............       1,415  $    65,288
                                                                  -----------
AIR FREIGHT & LOGISTICS--0.9%
   Expeditors International of Washington, Inc. ....       1,712      115,577
   Robinson (C.H.) Worldwide, Inc. .................       2,762      102,277
                                                                  -----------
                                                                      217,854
                                                                  -----------
APPAREL RETAIL--0.6%
   Ross Stores, Inc. ...............................       2,329       67,308
   Urban Outfitters, Inc. (b) ......................       2,793       70,691
                                                                  -----------
                                                                      137,999
                                                                  -----------
APPLICATION SOFTWARE--4.5%
   Adobe Systems, Inc. .............................       7,912      292,427
   Autodesk, Inc. ..................................       3,936      169,051
   BEA Systems, Inc. (b) ...........................       6,688       62,867
   Cadence Design Systems, Inc. (b) ................       4,775       80,793
   Citrix Systems, Inc. (b) ........................       3,424       98,543
   Intuit, Inc. (b) ................................       3,643      194,172
   Mercury Interactive Corp. (b) ...................       1,535       42,658
   Siebel Systems, Inc. ............................      10,126      107,133
                                                                  -----------
                                                                    1,047,644
                                                                  -----------
BIOTECHNOLOGY--9.9%
   Amgen, Inc. (b) .................................       9,400      741,284
   Biogen Idec, Inc. (b) ...........................       6,030      273,340
   Celgene Corp. (b) ...............................       2,749      178,135
   Chiron Corp. ....................................       4,310      191,623
   Genzyme Corp. (b) ...............................       5,289      374,355
   Gilead Sciences, Inc. (b) .......................       7,371      387,936
   MedImmune, Inc. (b) .............................       4,303      150,691
                                                                  -----------
                                                                    2,297,364
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
BROADCASTING & CABLE TV--3.9%
   Comcast Corp. Class A (b) .......................      15,590  $   404,716
   Discovery Holdings Co. Class A (b) ..............       3,803       57,616
   EchoStar Communications Corp. Class A (b) .......       3,569       96,970
   Liberty Global, Inc. Class A (b) ................       4,157       93,533
   Sirius Satellite Radio, Inc. (b) ................      23,556      157,825
   XM Satellite Radio Holdings, Inc. Class A (b) ...       3,744      102,136
                                                                  -----------
                                                                      912,796
                                                                  -----------
CASINOS & GAMING--0.4%
   Wynn Resorts Ltd. (b) ...........................       1,774       97,304
                                                                  -----------
COMMUNICATIONS EQUIPMENT--10.1%
   Cisco Systems, Inc. (b) .........................      35,855      613,838
   Comverse Technology, Inc. (b) ...................       3,415       90,805
   JDS Uniphase Corp. (b) ..........................      30,911       72,950
   Juniper Networks, Inc. (b) ......................       6,065      135,249
   QUALCOMM, Inc. ..................................      32,400    1,395,792
   Tellabs, Inc. (b) ...............................       4,176       45,518
                                                                  -----------
                                                                    2,354,152
                                                                  -----------
COMPUTER HARDWARE--8.2%
   Apple Computer, Inc. (b) ........................      19,206    1,380,719
   Dell, Inc. (b) ..................................      14,147      424,268
   Sun Microsystems, Inc. (b) ......................      24,266      101,675
                                                                  -----------
                                                                    1,906,662
                                                                  -----------
COMPUTER STORAGE & PERIPHERALS--1.5%
   Network Appliance, Inc. (b) .....................       6,358      171,666
   SanDisk Corp. (b) ...............................       2,776      174,388
                                                                  -----------
                                                                      346,054
                                                                  -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.9%
   PACCAR, Inc. ....................................       3,101      214,682
                                                                  -----------

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

                                                        SHARES       VALUE
                                                      ----------  -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.9%
   CheckFree Corp. (b) .............................       1,386  $    63,618
   Fiserv, Inc. (b) ................................       3,771      163,171
   Paychex, Inc. ...................................       5,875      223,955
                                                                  -----------
                                                                      450,744
                                                                  -----------
DEPARTMENT STORES--1.4%
   Sears Holdings Corp. (b) ........................       2,757      318,516
                                                                  -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.6%
   Cintas Corp. ....................................       3,293      135,606
                                                                  -----------
EDUCATION SERVICES--0.8%
   Apollo Group, Inc. Class A (b) ..................       2,915      176,241
                                                                  -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
   American Power Conversion Corp. .................       3,209       70,598
                                                                  -----------
FOOD RETAIL--0.7%
   Whole Foods Market, Inc. ........................       2,180      168,710
                                                                  -----------
HEALTH CARE DISTRIBUTORS--0.3%
   Patterson Cos., Inc. (b) ........................       2,172       72,545
                                                                  -----------
HEALTH CARE EQUIPMENT--0.9%
   Biomet, Inc. ....................................       5,481      200,440
                                                                  -----------
HEALTH CARE SERVICES--1.0%
   Express Scripts, Inc. (b) .......................       2,124      177,991
   Lincare Holdings, Inc. (b) ......................       1,532       64,206
                                                                  -----------
                                                                      242,197
                                                                  -----------
HEALTH CARE SUPPLIES--0.3%
   DENTSPLY International, Inc. ....................       1,233       66,200
                                                                  -----------
HOME ENTERTAINMENT SOFTWARE--1.3%
   Activision, Inc. (b) ............................       3,932       54,026
   Electronic Arts, Inc. (b) .......................       4,951      258,987
                                                                  -----------
                                                                      313,013
                                                                  -----------
HOME FURNISHING RETAIL--1.0%
   Bed Bath & Beyond, Inc. (b) .....................       6,523      235,806
                                                                  -----------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.4%
   Monster Worldwide, Inc. (b) .....................       2,024       82,620
                                                                  -----------
HYPERMARKETS & SUPER CENTERS--0.9%
   Costco Wholesale Corp. ..........................       4,063      200,997
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
   MCI, Inc. .......................................       5,838      115,184
   NTL, Inc. (b) ...................................       1,518      103,345
                                                                  -----------
                                                                      218,529
                                                                  -----------
INTERNET RETAIL--5.3%
   Amazon.com, Inc. (b) ............................       4,497      212,034
   eBay, Inc. (b) ..................................      17,040      736,980
   Expedia, Inc. (b) ...............................       5,594      134,032
   IAC/InterActiveCorp (b) .........................       5,455      154,431
                                                                  -----------
                                                                    1,237,477
                                                                  -----------
INTERNET SOFTWARE & SERVICES--5.8%
   Google, Inc. Class A (b) ........................       1,984      823,082
   VeriSign, Inc. (b) ..............................       3,950       86,584
   Yahoo!, Inc. (b) ................................      11,143      436,583
                                                                  -----------
                                                                    1,346,249
                                                                  -----------
IT CONSULTING & OTHER SERVICES--0.5%
   Cognizant Technology Solutions Corp. Class
      A (b) ........................................       2,205      111,022
                                                                  -----------
MOVIES & ENTERTAINMENT--0.4%
   Pixar, Inc. (b) .................................       1,975      104,122
                                                                  -----------

                                                        SHARES       VALUE
                                                      ----------  -----------
OIL & GAS DRILLING--0.4%
   Patterson-UTI Energy, Inc. ......................       2,817  $    92,820
                                                                  -----------
PHARMACEUTICALS--0.4%
   Sepracor, Inc. (b) ..............................       1,684       86,894
                                                                  -----------
RESTAURANTS--2.3%
   Starbucks Corp. (b) .............................      17,466      524,155
                                                                  -----------
SEMICONDUCTOR EQUIPMENT--2.2%
   Applied Materials, Inc. .........................      13,710      245,957
   KLA-Tencor Corp. ................................       3,910      192,880
   Lam Research Corp. (b) ..........................       2,295       81,886
                                                                  -----------
                                                                      520,723
                                                                  -----------
SEMICONDUCTORS--9.1%
   Altera Corp. (b) ................................       8,330      154,355
   Broadcom Corp. Class A (b) ......................       4,345      204,867
   Intel Corp. .....................................      34,493      860,945
   Linear Technology Corp. .........................       6,655      240,046
   Maxim Integrated Products, Inc. .................       7,505      271,981
   Microchip Technology, Inc. ......................       2,855       91,788
   NVIDIA Corp. (b) ................................       2,718       99,370
   Xilinx, Inc. ....................................       7,554      190,437
                                                                  -----------
                                                                    2,113,789
                                                                  -----------
SPECIALTY CHEMICALS--0.3%
   Sigma-Aldrich Corp. .............................       1,056       66,834
                                                                  -----------
SPECIALTY STORES--1.0%
   PETsMART, Inc. ..................................       2,319       59,506
   Staples, Inc. ...................................       8,027      182,293
                                                                  -----------
                                                                      241,799
                                                                  -----------
SYSTEMS SOFTWARE--10.3%
   Microsoft Corp. (c) .............................      59,856    1,565,235
   Oracle Corp. (b) ................................      35,097      428,534
   Red Hat, Inc. (b) ...............................       2,817       76,735
   Symantec Corp. (b) ..............................      18,534      324,345
                                                                  -----------
                                                                    2,394,849
                                                                  -----------
TECHNOLOGY DISTRIBUTORS--0.3%
   CDW Corp. .......................................       1,357       78,122
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--0.4%
   Fastenal Co. ....................................       2,361       92,528
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
   NII Holdings, Inc. (b) ..........................       2,374      103,696
                                                                  -----------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $17,032,195) ...................               21,665,640
                                                                  -----------
FOREIGN COMMON STOCKS(d)--5.3%
COMMUNICATIONS EQUIPMENT--1.2%
   Research In Motion Ltd. (United States) (b) .....       3,124      206,215
   Telefonaktiebolaget LM Ericsson Sponsored ADR
      (Sweden) .....................................       2,098       72,171
                                                                  -----------
                                                                      278,386
                                                                  -----------
CONSUMER ELECTRONICS--0.5%
   Garmin Ltd. (United States) .....................       1,637      108,615
                                                                  -----------
ELECTRONIC MANUFACTURING SERVICES--0.4%
   Flextronics International Ltd. (Singapore) (b) ..      10,167      106,143
                                                                  -----------
PHARMACEUTICALS--1.5%
   Teva Pharmaceutical Industries Ltd. Sponsored
      ADR (United States) ..........................       7,905      339,994
                                                                  -----------

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

                                                        SHARES       VALUE
                                                      ----------  -----------
SEMICONDUCTORS--1.4%
   ATI Technologies, Inc. (Canada) (b) .............       4,040  $    68,640
   Marvell Technology Group Ltd. (Japan) (b) .......       4,433      248,647
                                                                  -----------
                                                                      317,287
                                                                  -----------
SYSTEMS SOFTWARE--0.3%
   Check Point Software Technologies Ltd.
      (United States) (b) ..........................       3,939       79,174
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $798,791) ......................                1,229,599
                                                                  -----------
EXCHANGE TRADED FUNDS--0.6%
   Nasdaq-100 Shares Index Tracking Stock ..........       3,323      134,316
                                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $129,443) ......................                  134,316
                                                                  -----------
TOTAL LONG TERM INVESTMENTS--98.9%
   (Identified cost $17,960,429) ...................               23,029,555
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)
                                                      ----------
SHORT-TERM INVESTMENTS--1.5%

U.S. TREASURY BILLS(f)--0.3%
   U.S. Treasury Bills 4.07%, 4/6/06(c) ............  $       60       59,381
                                                                  -----------
REPURCHASE AGREEMENTS--1.2%
   State Street Bank and Trust Co. repurchase
      agreement 2.50% dated 12/30/05, due 1/3/06
      repurchase price $291,081, collateralized by
      U.S. Treasury Bond 7.875%, 2/15/21 market
      value $302,500. ..............................         291      291,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $350,377) ......................                  350,381
                                                                  -----------
TOTAL INVESTMENTS--100.4%
   (Identified cost $18,310,806) ...................               23,379,936(a)
   Other assets and liabilities, net--(0.4)% .......                  (87,585)
                                                                  -----------
NET ASSETS--100.0%. ................................              $23,292,351
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,411,233 and gross depreciation of $496,275 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $21,464,978.

(b)   Non-income producing.

(c)   All or a portion segregated as collateral for futures contracts.

(d) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(e)   Table excludes short-term investments.

(f)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $18,310,806) ....  $ 23,379,936
Cash ............................................................           310
Receivables
   Dividends and interest .......................................        10,871
   Fund shares sold .............................................           291
Prepaid expenses ................................................         8,346
                                                                   ------------
      Total assets ..............................................    23,399,754
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased ..............................        20,570
   Fund shares repurchased ......................................        26,287
   Professional fee .............................................        29,644
   Investment advisory fee ......................................         8,335
   Printing fee .................................................         5,635
   Financial agent fee ..........................................         3,936
   Variation margin for futures contracts .......................         1,900
   Administration fee ...........................................         1,503
   Trustees' fee ................................................         1,234
   Other accrued expenses .......................................         8,359
                                                                   ------------
      Total liabilities .........................................       107,403
                                                                   ------------
NET ASSETS ......................................................  $ 23,292,351
                                                                   ============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .............  $ 24,998,153
   Accumulated net realized loss ................................    (6,765,932)
   Net unrealized appreciation ..................................     5,060,130
                                                                   ------------
NET ASSETS ......................................................  $ 23,292,351
                                                                   ============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ......................................     5,345,410
                                                                   ============
Net asset value and offering price per share ....................  $       4.36
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ....................................................  $    128,193
   Interest .....................................................         5,760
   Foreign taxes withheld .......................................          (571)
                                                                   ------------
      Total investment income ...................................       133,382
                                                                   ------------
EXPENSES
   Investment advisory fee ......................................        82,673
   Financial agent fee ..........................................        47,288
   Administration fee ...........................................        17,243
   Professional .................................................        34,628
   Custodian ....................................................        29,939
   Printing .....................................................        13,647
   Trustees .....................................................        11,829
   Miscellaneous ................................................        24,724
                                                                   ------------
      Total expenses ............................................       261,971
   Less expenses reimbursed by investment advisor ...............      (120,143)
   Custodian fees paid indirectly ...............................           (86)
                                                                   ------------
      Net expenses ..............................................       141,742
                                                                   ------------
NET INVESTMENT INCOME (LOSS) ....................................        (8,360)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ......................      (219,610)
   Net realized gain (loss) on futures ..........................       (36,037)
   Net change in unrealized appreciation (depreciation)
      on investments ............................................       457,738
   Net change in unrealized appreciation (depreciation)
      on futures ................................................       (12,300)
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENTS ..................................       189,791
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................................  $    181,431
                                                                   ============

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED      YEAR ENDED
                                                                                      DECEMBER 31,    DECEMBER 31,
                                                                                          2005            2004
                                                                                      ------------    ------------
FROM OPERATIONS
   Net investment income (loss) ....................................................  $     (8,360)   $    136,037
   Net realized gain (loss) ........................................................      (255,647)       (213,647)
   Net change in unrealized appreciation (depreciation) ............................       445,438       2,235,722
                                                                                      ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS ...................................................................       181,431       2,158,112
                                                                                      ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...........................................................            --        (144,446)
                                                                                      ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS .................................................................            --        (144,446)
                                                                                      ------------    ------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (745,203 and 2,484,218
      shares, respectively)* .......................................................     3,068,723       9,715,189*
   Net asset value of shares issued from reinvestment of
      distributions (0 and 33,480 shares, respectively) ............................            --         144,446
   Cost of shares repurchased (1,428,197 and 2,444,089
      shares, respectively)* .......................................................    (5,904,151)     (9,347,848)*
                                                                                      ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE
      TRANSACTIONS .................................................................    (2,835,428)        511,787
                                                                                      ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ...........................................    (2,653,997)      2,525,453
NET ASSETS
   Beginning of period .............................................................    25,946,348      23,420,895
                                                                                      ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
      INCOME OF $0 AND $0, RESPECTIVELY] ...........................................  $ 23,292,351    $ 25,946,348
                                                                                      ============    ============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                               2005              2004         2003            2002          2001
                                             ---------        ---------     ---------      ---------     ---------
Net asset value, beginning of period ......  $    4.30        $    3.93     $    2.64      $    4.23     $    6.32
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...........         --(1)(2)       0.02         (0.01)(1)      (0.01)(1)     (0.02)(1)
   Net realized and unrealized gain
      (loss) ..............................       0.06             0.37          1.30          (1.58)        (2.07)
                                             ---------        ---------     ---------      ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS ....       0.06             0.39          1.29          (1.59)        (2.09)
                                             ---------        ---------     ---------      ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ...         --            (0.02)           --             --            --
                                             ---------        ---------     ---------      ---------     ---------
      TOTAL DISTRIBUTIONS .................         --            (0.02)           --             --            --
                                             ---------        ---------     ---------      ---------     ---------
CHANGE IN NET ASSET VALUE .................       0.06             0.37          1.29          (1.59)        (2.09)
                                             ---------        ---------     ---------      ---------     ---------
NET ASSET VALUE, END OF PERIOD ............  $    4.36        $    4.30     $    3.93      $    2.64     $    4.23
                                             =========        =========     =========      =========     =========
Total return ..............................       1.24%           10.04%        48.85%        (37.58)%      (33.04)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..  $  23,292        $  25,946     $  23,421      $   8,090     $   9,307
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .................       0.60%            0.60%         0.60%          0.58%         0.50%
   Gross operating expenses ...............       1.11%            1.09%         1.45%          2.72%         2.35%
   Net investment income (loss) ...........      (0.04)%           0.55%        (0.35)%        (0.48)%       (0.40)%
Portfolio turnover ........................         19%              34%           18%            42%           91%

(1)   Computed using average shares outstanding.

(2)   Amount is less than $0.01.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, GERRY PAUL, CHAIRMAN, CHIEF INVESTMENT OFFICER -- SMALL & MID CAP VALUE EQUITIES

Q: HOW DID THE PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 7.73%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2500(R) Value Index, the series style-specific benchmark, returned 7.74%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: U.S. equities edged modestly higher in 2005. Energy stocks dominated returns, but most sectors showed modest gains, supported by the widespread strength in corporate profitability. The worst performers were troubled companies in auto parts and related industries.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The portfolio performed closely to its benchmark. The main performance contributors were concentrated in two areas. First, our overweight position in autos & transportation stocks benefited last year as auto parts stocks declined when investors became increasingly concerned about production volumes from North American producers. We continue to believe that our holdings in this sector focus on the higher value-added segments of the parts industry, are more diversified away from the "Big 3" North American producers and are attractively valued.

      The other performance contributor in 2005 came from our underweight in certain segments of the energy industry, specifically exploration and production companies and refiners. Both of these segments fared well in the year as robust energy prices and refining margins generated strong earnings. We continue to believe, however, that these sectors are "overearning" relative to a more normal level of prices and margins, and we continue to underweight them.

      In addition, strong stock selection within the consumer discretionary sector resulted in several holdings seeing improved revenue growth, dramatic operating improvements and robust stock price appreciation. Also contributing to performance was our overweight position in materials and processing. Finally, our underweight position in financial services was also a contributor for the year. Rising short-term rates and the flattening yield curve depressed expectations for many financials, and the sector underperformed for the year.

      Among individual names for the year, the top contributors were Payless ShoeSource, Office Depot, Beazer Homes, Reliance Steel and USF Transportation. The more significant detractors included Dana, Pogo, Andrew, Cytec and US Steel.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        FROM
                                                                      INCEPTION
                                                                      3/2/98 TO
                                                   1 YEAR   5 YEARS   12/31/05
--------------------------------------------------------------------------------
Mid-Cap Value Series                                7.73%    15.51%      8.62%
--------------------------------------------------------------------------------
S&P 500(R) Index                                    4.93%     0.55%      3.86%
--------------------------------------------------------------------------------
Russell 2500(TM) Value Index                        7.74%    13.43%     10.31%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                         Mid-Cap          Russell 2500(R)       S&P 500(R)
                       Value Series        Value Index            Index
                       ------------       ---------------       ----------
  3/2/1998               $10,000              $10,000            $10,000
12/31/1998                 8,863                9,375             11,895
12/31/1999                 7,951                9,515             14,409
12/29/2000                 9,295               11,493             13,086
12/31/2001                11,431               12,613             11,532
12/31/2002                10,454               11,367              8,983
12/31/2003                14,737               16,475             11,562
12/31/2004                17,744               20,029             12,818
12/31/2005                19,116               21,579             13,450

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Mid-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                   BEGINNING         ENDING        EXPENSES PAID
SANFORD BERNSTEIN MID-CAP        ACCOUNT VALUE    ACCOUNT VALUE       DURING
       VALUE SERIES              JUNE 30, 2005  DECEMBER 31, 2005     PERIOD*
-------------------------------  -------------  -----------------  -------------
Actual                             $ 1,000.00      $ 1,059.60         $ 6.75

Hypothetical (5% return before
   expenses)                         1,000.00        1,018.57           6.64

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 7.73%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,077.30.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Quanta Services, Inc.                                                   2.0%
 2. Edwards (A.G.), Inc.                                                    2.0%
 3. Radian Group, Inc.                                                      1.9%
 4. Beazer Homes USA, Inc.                                                  1.8%
 5. Cooper Industries Ltd. Class A                                          1.8%
 6. PerkinElmer, Inc.                                                       1.7%
 7. Universal Corp.                                                         1.7%
 8. Allegheny Energy, Inc.                                                  1.6%
 9. Vishay Intertechnology, Inc.                                            1.6%
10. Office Depot, Inc.                                                      1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                               22%
Consumer Discretionary                    21
Financials                                17
Information Technology                     8
Utilities                                  7
Materials                                  7
Consumer Staples                           7
Other                                     11

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                           SHARES       VALUE
                                                           -------   -----------
DOMESTIC COMMON STOCKS--94.3%

ADVERTISING--1.2%
   Interpublic Group of Cos., Inc. (The) (b) ...........   147,300   $ 1,421,445
                                                                     -----------
AEROSPACE & DEFENSE--2.7%
   Goodrich Corp .......................................    43,300     1,779,630
   Moog, Inc. Class A (b) ..............................    51,900     1,472,922
                                                                     -----------
                                                                       3,252,552
                                                                     -----------
AGRICULTURAL PRODUCTS--0.8%
   Corn Products International, Inc. ...................    40,000       955,600
                                                                     -----------
AIRLINES--0.8%
   Alaska Air Group, Inc. (b) ..........................    26,000       928,720
                                                                     -----------
APPAREL RETAIL--1.3%
   Payless ShoeSource, Inc. (b) ........................    63,700     1,598,870
                                                                     -----------
APPAREL, ACCESSORIES & LUXURY GOODS--3.2%
   Jones Apparel Group, Inc. ...........................    50,900     1,563,648
   Liz Claiborne, Inc...................................    41,800     1,497,276
   VF Corp. ............................................    14,900       824,566
                                                                     -----------
                                                                       3,885,490
                                                                     -----------
AUTO PARTS & EQUIPMENT--4.1%
   ArvinMeritor, Inc....................................    40,600       584,234
   BorgWarner, Inc......................................    31,000     1,879,530
   Dana Corp. ..........................................    95,200       683,536
   TRW Automotive Holdings Corp. (b) ...................    70,800     1,865,580
                                                                     -----------
                                                                       5,012,880
                                                                     -----------
AUTOMOTIVE RETAIL--1.4%
   AutoNation, Inc. (b) ................................    78,900     1,714,497
                                                                     -----------
CATALOG RETAIL--0.5%
   Insight Enterprises, Inc. (b) .......................    30,100       590,261
                                                                     -----------

                                                            SHARES      VALUE
                                                           -------   -----------
COMMUNICATIONS EQUIPMENT--1.2%
   ADC Telecommunications, Inc. (b) ....................     4,757   $   106,271
   Andrew Corp. (b) ....................................   131,600     1,412,068
                                                                     -----------
                                                                       1,518,339
                                                                     -----------
CONSTRUCTION & ENGINEERING--3.1%
   Quanta Services, Inc. (b) ...........................   189,200     2,491,764
   URS Corp. (b) .......................................    35,500     1,335,155
                                                                     -----------
                                                                       3,826,919
                                                                     -----------
CONSTRUCTION MATERIALS--0.6%
   Texas Industries, Inc. ..............................    14,100       702,744
                                                                     -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.8%
   PACCAR, Inc. ........................................    23,100     1,599,213
   Terex Corp. (b) .....................................    31,600     1,877,040
                                                                     -----------
                                                                       3,476,253
                                                                     -----------
ELECTRIC UTILITIES--2.7%
   Allegheny Energy, Inc. (b) ..........................    62,000     1,962,300
   Northeast Utilities .................................    66,700     1,313,323
                                                                     -----------
                                                                       3,275,623
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.3%
   Cooper Industries Ltd. Class A ......................    30,000     2,190,000
   Genlyte Group, Inc. (The) (b) .......................    11,600       621,412
                                                                     -----------
                                                                       2,811,412
                                                                     -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.9%
   AVX Corp ............................................    28,200       408,336
   Vishay Intertechnology, Inc. (b) ....................   141,878     1,952,241
                                                                     -----------
                                                                       2,360,577
                                                                     -----------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                           SHARES       VALUE
                                                           -------   -----------

ELECTRONIC MANUFACTURING SERVICES--1.0%
   Sanmina-SCI Corp. (b) ...............................   167,000   $   711,420
   Solectron Corp. (b) .................................   154,400       565,104
                                                                     -----------
                                                                       1,276,524
                                                                     -----------
FOOD DISTRIBUTORS--1.3%
   Performance Food Group Co. (b) ......................    57,800     1,639,786
                                                                     -----------
FOOD RETAIL--0.3%
   SUPERVALU, Inc. .....................................    10,000       324,800
                                                                     -----------
HEALTH CARE DISTRIBUTORS--1.6%
   Owens & Minor, Inc. .................................    69,100     1,902,323
                                                                     -----------
HEALTH CARE EQUIPMENT--1.7%
   PerkinElmer, Inc. ...................................    88,700     2,089,772
                                                                     -----------
HOMEBUILDING--1.8%
   Beazer Homes USA, Inc. ..............................    30,300     2,207,052
                                                                     -----------
HYPERMARKETS & SUPER CENTERS--1.1%
   BJ's Wholesale Club, Inc. (b) .......................    43,400     1,282,904
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.4%
   Constellation Energy Group, Inc. ....................    30,000     1,728,000
                                                                     -----------
INDUSTRIAL MACHINERY--2.6%
   Harsco Corp. ........................................    15,300     1,032,903
   Mueller Industries, Inc. ............................    12,500       342,750
   SPX Corp. ...........................................    38,800     1,775,876
                                                                     -----------
                                                                       3,151,529
                                                                     -----------
INTEGRATED OIL & GAS--1.5%
   Amerada Hess Corp. ..................................    14,800     1,876,936
                                                                     -----------
INVESTMENT BANKING & BROKERAGE--2.0%
   Edwards (A.G.), Inc. ................................    51,300     2,403,918
                                                                     -----------
LEISURE FACILITIES--1.2%
   Vail Resorts, Inc. (b) ..............................    45,700     1,509,471
                                                                     -----------
LIFE & HEALTH INSURANCE--1.5%
   StanCorp Financial Group, Inc. ......................    36,200     1,808,190
                                                                     -----------
METAL & GLASS CONTAINERS--2.8%
   Ball Corp. ..........................................    20,600       818,232
   Owens-Illinois, Inc. (b) ............................    56,000     1,178,240
   Silgan Holdings, Inc. ...............................    38,400     1,387,008
                                                                     -----------
                                                                       3,383,480
                                                                     -----------
MULTI-UTILITIES--3.3%
   PNM Resources, Inc. .................................    47,850     1,171,847
   Puget Energy, Inc. ..................................    54,200     1,106,764
   Wisconsin Energy Corp. ..............................    29,800     1,163,988
   WPS Resources Corp. .................................    10,500       580,755
                                                                     -----------
                                                                       4,023,354
                                                                     -----------
OFFICE SERVICES & SUPPLIES--1.8%
   IKON Office Solutions, Inc. .........................   125,300     1,304,373
   United Stationers, Inc. (b) .........................    19,100       926,350
                                                                     -----------
                                                                       2,230,723
                                                                     -----------
OIL & GAS DRILLING--1.6%
   Rowan Cos., Inc. ....................................    38,000     1,354,320
   TODCO Class A .......................................    16,200       616,572
                                                                     -----------
                                                                       1,970,892
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES--1.6%
   SEACOR Holdings, Inc. (b) ...........................    27,800     1,893,180
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
   Pogo Producing Co. ..................................    31,900     1,588,939
                                                                     -----------

                                                           SHARES       VALUE
                                                           -------   -----------

PACKAGED FOODS & MEATS--1.5%
   Del Monte Foods Co. (b) .............................   172,000   $ 1,793,960
                                                                     -----------
PROPERTY & CASUALTY INSURANCE--1.4%
   Old Republic International Corp. ....................    62,800     1,649,128
                                                                     -----------
PUBLISHING & PRINTING--1.0%
   Reader's Digest Association, Inc. (The) . ...........    78,800     1,199,336
                                                                     -----------
REGIONAL BANKS--3.8%
   Central Pacific Financial Corp. .....................    36,000     1,293,120
   Popular, Inc. .......................................    31,154       658,907
   TD Banknorth, Inc. ..................................     7,350       213,518
   UnionBanCal Corp. ...................................    23,500     1,614,920
   Whitney Holding Corp. ...............................    31,500       868,140
                                                                     -----------
                                                                       4,648,605
                                                                     -----------
REITS--1.3%
   Digital Realty Trust, Inc. ..........................    27,200       615,536
   FelCor Lodging Trust, Inc. ..........................    59,700     1,027,437
                                                                     -----------
                                                                       1,642,973
                                                                     -----------
RESTAURANTS--1.8%
   Jack in the Box, Inc. (b) ...........................    45,400     1,585,822
   Papa John's International, Inc. (b) .................    11,000       652,410
                                                                     -----------
                                                                       2,238,232
                                                                     -----------
SPECIALTY CHEMICALS--1.9%
   Albemarle Corp. .....................................    14,300       548,405
   Chemtura Corp. ......................................    60,400       767,080
   Cytec Industries, Inc. ..............................    20,700       985,941
                                                                     -----------
                                                                       2,301,426
                                                                     -----------
SPECIALTY STORES--2.9%
   Borders Group, Inc. .................................    74,500     1,614,415
   Office Depot, Inc. (b) ..............................    61,300     1,924,820
                                                                     -----------
                                                                       3,539,235
                                                                     -----------
STEEL--1.5%
   Chaparral Steel Co. (b) .............................    14,100       426,525
   Reliance Steel & Aluminum Co. .......................    22,600     1,381,312
                                                                     -----------
                                                                       1,807,837
                                                                     -----------
TECHNOLOGY DISTRIBUTORS--2.1%
   Arrow Electronics, Inc.(b) ..........................    40,500     1,297,215
   Avnet, Inc. (b) .....................................    22,800       545,832
   Tech Data Corp.(b) ..................................    18,000       714,240
                                                                     -----------
                                                                       2,557,287
                                                                     -----------
THRIFTS & MORTGAGE FINANCE--5.3%
   Astoria Financial Corp. .............................    51,750     1,521,450
   MAF Bancorp, Inc. ...................................    44,000     1,820,720
   Radian Group, Inc. ..................................    40,100     2,349,459
   Washington Federal, Inc. ............................    31,806       731,220
                                                                     -----------
                                                                       6,422,849
                                                                     -----------
TOBACCO--1.7%
   Universal Corp. .....................................    46,500     2,016,240
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS--2.9%
   GATX Corp. ..........................................    49,100     1,771,528
   Hughes Supply, Inc. .................................    50,600     1,814,010
                                                                     -----------
                                                                       3,585,538
                                                                     -----------
TRUCKING--2.7%
   CNF, Inc. ...........................................    28,400     1,587,277
   Laidlaw International, Inc. .........................    72,610     1,686,730
                                                                     -----------
                                                                       3,274,007
                                                                     -----------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                      SHARES        VALUE
                                                     ---------   ------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
   Centennial Communications Corp. (b) ...........      38,914   $    603,945
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $94,809,902) .................                114,904,553
                                                                 ------------
FOREIGN COMMON STOCKS(c)--2.7%

ELECTRONIC MANUFACTURING SERVICES--1.4%
   Celestica, Inc. (Canada) (b) ..................     158,605      1,674,869
                                                                 ------------
REINSURANCE--1.3%
   PartnerRe Ltd. (Bermuda) ......................       6,700        439,989
   Platinum Underwriters Holdings Ltd.
     (United States) .............................      20,000        621,400
   RenaissanceRe Holdings Ltd. (United States) ...      13,500        595,485
                                                                 ------------
                                                                    1,656,874
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $3,205,178) ..................                  3,331,743
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--97.0%
   (Identified cost $98,015,080) .................                118,236,296
                                                                 ------------
SHORT-TERM INVESTMENTS--2.4%

MONEY MARKET MUTUAL FUNDS--2.4%
   SSgA Money Market Fund (3.94% seven day
      effective yield) ...........................   2,870,985      2,870,985
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,870,985) ..................                  2,870,985
                                                                 ------------
TOTAL INVESTMENTS--99.4%
   (Identified cost $100,886,065) ................                121,107,281(a)
   Other assets and liabilities, net--0.6% .......                    748,076
                                                                 ------------
NET ASSETS--100.0% ...............................               $121,855,357
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,017,050 and gross depreciation of $3,792,279 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $100,882,510.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $100,886,065) . $ 121,107,281 Receivables
   Investment securities sold .................................         881,917
   Dividends and interest .....................................         188,699
   Fund shares sold ...........................................          83,806
Prepaid expenses ..............................................           6,861
                                                                  -------------
      Total assets ............................................     122,268,564
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................         169,997
   Fund shares repurchased ....................................          79,850
   Investment advisory fee ....................................          95,124
   Professional fee ...........................................          27,894
   Financial agent fee ........................................           8,311
   Administration fee .........................................           7,639
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          23,158
                                                                  -------------
      Total liabilities .......................................         413,207
                                                                  -------------
NET ASSETS ....................................................   $ 121,855,357
                                                                  =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  97,401,873
   Undistributed net investment income ........................          83,631
   Accumulated net realized gain ..............................       4,148,637
   Net unrealized appreciation ................................      20,221,216
                                                                  -------------
NET ASSETS ....................................................   $ 121,855,357
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       8,694,865
                                                                  =============
Net asset value and offering price per share ..................   $       14.01
                                                                  =============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $   1,487,036
   Interest ...................................................         101,851
   Foreign taxes withheld .....................................          (1,920)
                                                                  -------------
      Total investment income .................................       1,586,967
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................       1,214,233
   Financial agent fee ........................................          97,291
   Administration fee .........................................          84,418
   Printing ...................................................          49,780
   Professional ...............................................          33,587
   Custodian ..................................................          20,879
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          26,403
                                                                  -------------
      Total expenses ..........................................       1,538,420
   Less expenses reimbursed by investment advisor .............         (34,674)
   Custodian fees paid indirectly .............................            (409)
                                                                  -------------
      Net expenses ............................................       1,503,337
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................          83,630
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ....................      12,728,616
   Net change in unrealized appreciation (depreciation) on
      investments .............................................      (4,219,233)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       8,509,383
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     $   8,593,013
                                                                  =============

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED      YEAR ENDED
                                                                                       DECEMBER 31,    DECEMBER 31,
                                                                                           2005           2004
                                                                                      -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ...................................................   $      83,630   $     242,805
   Net realized gain (loss) .......................................................      12,728,616       7,100,179
   Net change in unrealized appreciation (depreciation) ...........................      (4,219,233)     11,679,673
                                                                                      -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................       8,593,013      19,022,657
                                                                                      -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..........................................................        (129,834)       (174,367)
   Net realized short-term gains ..................................................      (1,366,716)     (1,048,818)
   Net realized long-term gains ...................................................      (7,378,096)     (6,904,077)
                                                                                      -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......................      (8,874,646)     (8,127,262)
                                                                                      -------------   -------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (680,996 and 1,604,398 shares, respectively)* ....       9,775,721      21,233,797*
   Net asset value of shares issued from reinvestment of distributions
     (629,282 and 584,956 shares, respectively) ...................................       8,874,646       8,127,262
   Cost of shares repurchased (887,940 and 764,378 shares, respectively)* .........     (12,527,064)    (10,110,805)*
                                                                                      -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ......................       6,123,303      19,250,254
                                                                                      -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ..........................................       5,841,670      30,145,649
NET ASSETS
   Beginning of period ............................................................     116,013,687      85,868,038
                                                                                      -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $83,631 AND
      $129,835, RESPECTIVELY] .....................................................   $ 121,855,357   $ 116,013,687
                                                                                      =============   =============

*See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
                                                             2005          2004       2003       2002        2001
                                                           --------      --------   --------   --------    --------
Net asset value, beginning of period ...................   $  14.02      $  12.54   $   9.20   $  10.97    $   9.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ........................       0.01(1)       0.02       0.03       0.10        0.13
   Net realized and unrealized gain (loss) .............       1.08          2.51       3.72      (1.02)       1.95
                                                           --------      --------   --------   --------    --------
      TOTAL FROM INVESTMENT OPERATIONS .................       1.09          2.53       3.75      (0.92)       2.08
                                                           --------      --------   --------   --------    --------
LESS DISTRIBUTIONS
Dividends from net investment income ...................      (0.02)        (0.02)     (0.02)     (0.10)      (0.13)
Distributions from net realized gains ..................      (1.08)        (1.03)     (0.39)     (0.75)      (0.05)
                                                           --------      --------   --------   --------    --------
      TOTAL DISTRIBUTIONS ..............................      (1.10)        (1.05)     (0.41)     (0.85)      (0.18)
                                                           --------      --------   --------   --------    --------
CHANGE IN NET ASSET VALUE ..............................      (0.01)         1.48       3.34      (1.77)       1.90
                                                           --------      --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD .........................   $  14.01      $  14.02   $  12.54   $   9.20    $  10.97
                                                           ========      ========   ========   ========    ========
Total return ...........................................       7.73%        20.41%     40.97%     (8.55)%     22.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ...............   $121,855      $116,014   $ 85,868   $ 61,289    $ 48,556
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ..............................       1.30%         1.30%      1.30%      1.28%       1.20%
   Gross operating expenses ............................       1.33%         1.34%      1.37%      1.40%       1.54%
   Net investment income (loss) ........................       0.07%         0.25%      0.46%      1.12%       1.72%
Portfolio turnover .....................................         37%           36%        29%        44%         28%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, GERRY PAUL, CHAIRMAN, CHIEF INVESTMENT OFFICER -- SMALL & MID CAP VALUE EQUITIES

Q: HOW DID THE PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the 12 month reporting period the series returned 7.46%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2000(R) Value Index, the series style-specific benchmark, returned 4.71%. All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

A: U.S. equities edged modestly higher in 2005. Energy stocks dominated returns, but most sectors showed modest gains, supported by the widespread strength in corporate profitability. The worst performers were troubled companies in auto parts and related industries.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

A: The portfolio outperformed its benchmark. Contributing to performance was strong stock selection within the consumer discretionary sector, with several holdings seeing improved revenue growth, dramatic operating improvements and robust stock price appreciation. Also contributing to performance was the portfolio's overweight position in materials and processing as commodity price inflation benefited several names held. Finally, our underweight position in financial services was also a contributor last year. Rising short-term interest rates and the flattening yield curve depressed expectations for many financials and the sector underperformed for the year.

      Performance headwinds were concentrated in the portfolio's overweight position in autos & transportation stocks. Auto parts stocks declined in 2005 as investors became increasingly concerned about production volumes from North American producers. We continue to believe that the Portfolio's holdings in this sector focus on the higher value added segments of the parts industry, are more diversified away from the "Big 3" North American producers and are attractively valued.

      Among individual names for the year, the top contributors were Payless ShoeSource, RTI International, Pacificare Health Systems, Neiman-Marcus and Commercial Metals. The more significant detractors included Dana, C&D Technologies, Pinnacle Airlines, Andrew and Wolverine Tube.

                                                                    JANUARY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                         FROM
                                                                      INCEPTION
                                                                     11/20/00 TO
                                                  1 YEAR   5 YEARS     12/31/05
--------------------------------------------------------------------------------
Small-Cap Value Series                             7.46%    14.96%      16.02%
--------------------------------------------------------------------------------
S&P 500(R) Index                                   4.93%     0.55%       0.23%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index                        4.71%    13.55%      15.25%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 11/20/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                  [EDGAR REPRESENTATION OF CHART DATA FOLLOWS]

GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------

                        Small-Cap         Russell 2000(R)       S&P 500(R)
                       Value Series        Value Index            Index
                       ------------       ---------------       ----------
11/20/2000               $10,000              $10,000            $10,000
12/29/2000                10,644               10,945              9,844
12/31/2001                12,321               12,479              8,675
12/31/2002                11,269               11,054              6,758
12/31/2003                16,212               16,141              8,699
12/31/2004                19,888               19,732              9,643
12/31/2005                21,371               20,661             10,119

For information regarding the indexes, see the glossary on page 4.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSES REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Small-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                            BEGINNING           ENDING        EXPENSES PAID
   SANFORD BERNSTEIN      ACCOUNT VALUE     ACCOUNT VALUE         DURING
 SMALL-CAP VALUE SERIES   JUNE 30, 2005   DECEMBER 31, 2005      PERIOD*
-----------------------   -------------   -----------------   -------------
Actual                     $  1,000.00       $  1,055.40         $  6.73

Hypothetical (5% return
   before expenses)           1,000.00          1,018.57            6.64

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE SERIES' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 7.46%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,074.60.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. RTI International Metals, Inc.                                          2.2%
 2. Edwards (A.G.), Inc.                                                    1.9%
 3. Plains Exploration & Production Co.                                     1.9%
 4. Dollar Thrifty Automotive Group, Inc.                                   1.8%
 5. Quanta Services, Inc.                                                   1.7%
 6. Granite Construction, Inc.                                              1.6%
 7. StanCorp Financial Group, Inc.                                          1.6%
 8. Oil States International, Inc.                                          1.6%
 9. Phillips-Van Heusen Corp.                                               1.5%
10. PerkinElmer, Inc.                                                       1.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

Industrials                               24%
Consumer Discretionary                    18
Financials                                17
Materials                                 11
Information Technology                     9
Energy                                     5
Consumer Staples                           5
Other                                     11

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   ---------    -------------
DOMESTIC COMMON STOCKS--94.9%

AEROSPACE & DEFENSE--2.4%
   Curtiss-Wright Corp. .........................      8,700    $     475,020
   Esterline Technologies Corp. (b) .............     12,600          468,594
   Moog, Inc. Class A (b) .......................     28,925          820,891
                                                                -------------
                                                                    1,764,505
                                                                -------------
AIRLINES--1.4%
   Alaska Air Group, Inc. (b) ...................     28,000        1,000,160
                                                                -------------
APPAREL RETAIL--2.4%
   Payless ShoeSource, Inc. (b) .................     38,100          956,310
   Too, Inc. (b) ................................     26,900          758,849
                                                                -------------
                                                                    1,715,159
                                                                -------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.5%
   Phillips-Van Heusen Corp. ....................     33,950        1,099,980
                                                                -------------
AUTO PARTS & EQUIPMENT--3.2%
   ArvinMeritor, Inc. ...........................     10,600          152,534
   BorgWarner, Inc. .............................     13,800          836,694
   Dana Corp. ...................................     50,600          363,308
   TRW Automotive Holdings Corp. (b) ............     36,600          964,410
                                                                -------------
                                                                    2,316,946
                                                                -------------
AUTOMOTIVE RETAIL--1.0%
   Sonic Automotive, Inc. .......................     32,050          714,074
                                                                -------------
CASINOS & GAMING--1.0%
   Aztar Corp. (b) ..............................     24,400          741,516
                                                                -------------
CATALOG RETAIL--0.5%
   Insight Enterprises, Inc. (b) ................     18,100          354,941
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
COMMUNICATIONS EQUIPMENT--2.7%
   ADC Telecommunications, Inc. (b) .............     22,385    $     500,081
   Andrew Corp. (b) .............................     79,300          850,889
   Black Box Corp. ..............................     12,800          606,464
                                                                -------------
                                                                    1,957,434
                                                                -------------
CONSTRUCTION & ENGINEERING--4.4%
   Granite Construction, Inc. ...................     32,700        1,174,257
   Quanta Services, Inc. (b) ....................     91,000        1,198,470
   URS Corp. (b) ................................     21,100          793,571
                                                                -------------
                                                                    3,166,298
                                                                -------------
CONSTRUCTION MATERIALS--0.6%
   Texas Industries, Inc. .......................      8,500          423,640
                                                                -------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.7%
   Accuride Corp. (b) ...........................     48,375          624,037
   Cascade Corp. ................................      1,025           48,083
   Commercial Vehicle Group, Inc. (b) ...........     17,500          328,650
   Terex Corp. (b) ..............................     15,500          920,700
                                                                -------------
                                                                    1,921,470
                                                                -------------
DIVERSIFIED METALS & MINING--2.2%
   RTI International Metals, Inc. (b) ...........     42,700        1,620,465
                                                                -------------
ELECTRIC UTILITIES--1.2%
   Northeast Utilities ..........................     43,850          863,407
                                                                -------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.8%
   C&D Technologies, Inc. .......................     77,000          586,740
   Genlyte Group, Inc. (The) (b) ................     13,800          739,266
                                                                -------------
                                                                    1,326,006
                                                                -------------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                     SHARES         VALUE
                                                   ---------    -------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.7%
   AVX Corp. ....................................     16,190    $     234,431
   Vishay Intertechnology, Inc. (b) .............     70,645          972,075
                                                                -------------
                                                                    1,206,506
                                                                -------------
ELECTRONIC MANUFACTURING SERVICES--1.7%
   CTS Corp. ....................................     76,100          841,666
   Sanmina-SCI Corp. (b) ........................     85,500          364,230
                                                                -------------
                                                                    1,205,896
                                                                -------------
FOOD DISTRIBUTORS--1.2%
   Performance Food Group Co. (b) ...............     30,200          856,774
                                                                -------------
HEALTH CARE DISTRIBUTORS--1.0%
   Owens & Minor, Inc. ..........................     26,400          726,792
                                                                -------------
HEALTH CARE EQUIPMENT--2.4%
   CONMED Corp. (b) .............................     30,000          709,800
   PerkinElmer, Inc. ............................     44,000        1,036,640
                                                                -------------
                                                                    1,746,440
                                                                -------------
HEALTH CARE FACILITIES--0.7%
   Universal Health Services, Inc. Class B ......     10,900          509,466
                                                                -------------
HOMEBUILDING--0.6%
   Beazer Homes USA, Inc. .......................      6,300          458,892
                                                                -------------
HYPERMARKETS & SUPER CENTERS--1.1%
   BJ's Wholesale Club, Inc. (b) ................     26,000          768,560
                                                                -------------
INDUSTRIAL MACHINERY--0.7%
   Gardner Denver, Inc. (b) .....................      8,000          394,400
   Wolverine Tube, Inc. (b) .....................     28,800          145,728
                                                                -------------
                                                                      540,128
                                                                -------------
INTEGRATED TELECOMMUNICATION SERVICES--1.0%
   General Communication, Inc. Class A (b) ......     70,500          728,265
                                                                -------------
INVESTMENT BANKING & BROKERAGE--1.9%
   Edwards (A.G.), Inc. .........................     29,000        1,358,940
                                                                -------------
LEISURE FACILITIES--1.2%
   Vail Resorts, Inc. (b) .......................     27,100          895,113
                                                                -------------
LEISURE PRODUCTS--1.0%
   Callaway Golf Co. ............................     52,000          719,680
                                                                -------------
LIFE & HEALTH INSURANCE--1.6%
   StanCorp Financial Group, Inc. ...............     23,400        1,168,830
                                                                -------------
MARINE--0.7%
   Alexander & Baldwin, Inc. ....................      9,000          488,160
                                                                -------------
METAL & GLASS CONTAINERS--1.3%
   Silgan Holdings, Inc. ........................     26,400          953,568
                                                                -------------
MULTI-LINE INSURANCE--0.4%
   American National Insurance Co. ..............      2,700          315,873
                                                                -------------
MULTI-UTILITIES--1.9%
   PNM Resources, Inc. ..........................     27,500          673,475
   Puget Energy, Inc. ...........................     33,900          692,238
                                                                -------------
                                                                    1,365,713
                                                                -------------
OFFICE SERVICES & SUPPLIES--1.9%
   IKON Office Solutions, Inc. ..................     75,200          782,832
   United Stationers, Inc. (b) ..................     11,800          572,300
                                                                -------------
                                                                    1,355,132
                                                                -------------
OIL & GAS DRILLING--0.5%
   TODCO Class A ................................     10,000          380,600
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
OIL & GAS EQUIPMENT & SERVICES--3.0%
   Offshore Logistics, Inc. (b) .................     11,700    $     341,640
   Oil States International, Inc. (b) ...........     36,200        1,146,816
   SEACOR Holdings, Inc. (b) ....................     10,200          694,620
                                                                -------------
                                                                    2,183,076
                                                                -------------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
   Plains Exploration & Production Co. (b) ......     33,900        1,346,847
                                                                -------------
PACKAGED FOODS & MEATS--1.8%
   Del Monte Foods Co. (b) ......................     86,100          898,023
   J & J Snack Foods Corp. ......................      7,000          415,870
                                                                -------------
                                                                    1,313,893
                                                                -------------
PAPER PACKAGING--0.6%
   Rock-Tenn Co. Class A ........................     33,000          450,450
                                                                -------------
PAPER PRODUCTS--0.9%
   Schweitzer-Mauduit International, Inc. .......     27,525          682,070
                                                                -------------
PROPERTY & CASUALTY INSURANCE--1.7%
   American Physicians Capital, Inc. (b) ........     18,000          824,220
   Harleysville Group, Inc. .....................     15,400          408,100
                                                                -------------
                                                                    1,232,320
                                                                -------------
PUBLISHING & PRINTING--1.0%
   Reader's Digest Association, Inc. (The) ......     47,100          716,862
                                                                -------------
REGIONAL BANKS--4.9%
   AmericanWest Bancorp (b) .....................     28,500          673,455
   Central Pacific Financial Corp. ..............     22,900          822,568
   Community Bank System, Inc. ..................     17,600          396,880
   F.N.B. Corp. .................................     42,000          729,120
   First Indiana Corp. ..........................     27,000          928,260
                                                                -------------
                                                                    3,550,283
                                                                -------------
REITS--1.3%
   Digital Realty Trust, Inc. ...................     16,000          362,080
   FelCor Lodging Trust, Inc. ...................     33,300          573,093
                                                                -------------
                                                                      935,173
                                                                -------------
RESTAURANTS--1.9%
   Jack in the Box, Inc. (b) ....................     27,300          953,589
   Papa John's International, Inc. (b) ..........      6,600          391,446
                                                                -------------
                                                                    1,345,035
                                                                -------------
SEMICONDUCTOR EQUIPMENT--0.4%
   Photronics, Inc. (b) .........................     18,000          271,080
                                                                -------------
SPECIALIZED CONSUMER SERVICES--1.1%
   Steiner Leisure Ltd. (b) .....................     23,200          824,992
                                                                -------------
SPECIALTY CHEMICALS--1.4%
   Albemarle Corp. ..............................      8,000          306,800
   Chemtura Corp. ...............................     28,000          355,600
   Cytec Industries, Inc. .......................      8,000          381,040
                                                                -------------
                                                                    1,043,440
                                                                -------------
SPECIALTY STORES--1.3%
   Borders Group, Inc. ..........................     42,000          910,140
                                                                -------------
STEEL--3.8%
   Chaparral Steel Co. (b) ......................      8,500          257,125
   Commercial Metals Co. ........................     26,300          987,302
   Quanex Corp. .................................     11,250          562,162
   Reliance Steel & Aluminum Co. ................     14,900          910,688
                                                                -------------
                                                                    2,717,277
                                                                -------------

                       See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                     SHARES         VALUE
                                                   ---------    -------------
TECHNOLOGY DISTRIBUTORS--1.7%
   Avnet, Inc. (b) ..............................      7,800    $     186,732
   Bell Microproducts, Inc. (b) .................     95,518          730,713
   Global Imaging Systems, Inc. (b) .............      9,200          318,596
                                                                -------------
                                                                    1,236,041
                                                                -------------
THRIFTS & MORTGAGE FINANCE--3.4%
   Astoria Financial Corp. ......................     33,750          992,250
   MAF Bancorp, Inc. ............................     20,900          864,842
   Washington Federal, Inc. .....................     27,604          634,616
                                                                -------------
                                                                    2,491,708
                                                                -------------
TOBACCO--1.0%
   Universal Corp. ..............................     16,600          719,776
                                                                -------------
TRADING COMPANIES & DISTRIBUTORS--2.5%
   GATX Corp. ...................................     27,800        1,003,024
   Hughes Supply, Inc. ..........................     23,000          824,550
                                                                -------------
                                                                    1,827,574
                                                                -------------
TRUCKING--5.4%
   Arkansas Best Corp. ..........................     15,000          655,200
   CNF, Inc. ....................................     17,900        1,000,431
   Dollar Thrifty Automotive Group, Inc. (b) ....     37,000        1,334,590
   Laidlaw International, Inc. ..................     41,000          952,430
                                                                -------------
                                                                    3,942,651
                                                                -------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
   Centennial Communications Corp. (b) ..........     17,677          274,347
                                                                -------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $55,501,803) ................                  68,750,364
                                                                -------------
FOREIGN COMMON STOCKS (c)--2.8%

ELECTRONIC MANUFACTURING SERVICES--1.2%
   Celestica, Inc. (Canada) (b) .................     81,860          864,442
                                                                -------------
PROPERTY & CASUALTY INSURANCE--0.1%
   Aspen Insurance Holdings Ltd. (United
     States) ....................................      2,700           63,909
                                                                -------------
REINSURANCE--1.5%
   PartnerRe Ltd. (Bermuda) .....................      2,900          190,443
   Platinum Underwriters Holdings Ltd. (United
     States) ....................................     28,300          879,281
                                                                -------------
                                                                    1,069,724
                                                                -------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,929,383) .................                   1,998,075
                                                                -------------
TOTAL LONG TERM INVESTMENTS--97.7%
   (Identified cost $57,431,186) ................                  70,748,439
                                                                -------------

                                                     SHARES         VALUE
                                                   ---------    -------------
SHORT-TERM INVESTMENTS--1.8%
MONEY MARKET MUTUAL FUNDS--1.8%
   SSgA Money Market Fund (3.94% seven day
     effective yield) ...........................  1,312,187    $   1,312,187
                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,312,187) .................                   1,312,187
                                                                -------------
TOTAL INVESTMENTS--99.5%
   (Identified cost $58,743,373) ................                  72,060,626(a)
   Other assets and liabilities, net--0.5% ......                     361,611
                                                                -------------
NET ASSETS--100.0%                                              $  72,422,237
                                                                =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,879,089 and gross depreciation of $2,574,690 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $58,756,227.

(b)   Non-income producing.

(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities at value (Identified cost $58,743,373) .. $ 72,060,626 Receivables
   Investment securities sold .................................         506,934
   Dividends and interest .....................................          59,004
   Fund shares sold ...........................................          50,224
Prepaid expenses ..............................................           3,945
                                                                  -------------
     Total assets .............................................      72,680,733
                                                                  -------------
LIABILITIES
Payables
   Investment securities purchased ............................         124,164
   Fund shares repurchased ....................................          21,083
   Investment advisory fee ....................................          55,169
   Professional fee ...........................................          27,894
   Financial agent fee ........................................           6,121
   Administration fee .........................................           4,563
   Trustees' fee ..............................................           1,234
   Other accrued expenses .....................................          18,268
                                                                  -------------
     Total liabilities ........................................         258,496
                                                                  -------------
NET ASSETS ....................................................   $  72,422,237
                                                                  =============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...........   $  56,888,827
   Accumulated net realized gain ..............................       2,216,157
   Net unrealized appreciation ................................      13,317,253
                                                                  -------------
NET ASSETS ....................................................   $  72,422,237
                                                                  =============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ....................................       4,255,184
                                                                  =============
Net asset value and offering price per share ..................   $       17.02
                                                                  =============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Dividends ..................................................   $     694,501
   Interest ...................................................          63,673
                                                                  -------------
     Total investment income ..................................         758,174
                                                                  -------------
EXPENSES
   Investment advisory fee ....................................         716,035
   Financial agent fee ........................................          71,427
   Administration fee .........................................          49,781
   Printing ...................................................          36,934
   Professional ...............................................          33,587
   Custodian ..................................................          15,822
   Trustees ...................................................          11,829
   Miscellaneous ..............................................          20,215
                                                                  -------------
     Total expenses ...........................................         955,630
   Less expenses reimbursed by investment advisor .............         (68,965)
   Custodian fees paid indirectly .............................            (144)
                                                                  -------------
     Net expenses .............................................         886,521
                                                                  -------------
NET INVESTMENT INCOME (LOSS) ..................................        (128,347)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........
   Net realized gain (loss) on investments ....................       6,002,143
   Net change in unrealized appreciation (depreciation)
      on investments ..........................................      (1,309,214)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS ................................       4,692,929
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $   4,564,582
                                                                  =============

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED      YEAR ENDED
                                                                                  DECEMBER 31,    DECEMBER 31,
                                                                                      2005            2004
                                                                                 -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ..............................................   $    (128,347)  $    (121,892)
   Net realized gain (loss) ..................................................       6,002,143       5,484,051
   Net change in unrealized appreciation (depreciation) ......................      (1,309,214)      6,886,490
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............       4,564,582      12,248,649
                                                                                 -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains .............................................        (633,711)     (1,595,186)
   Net realized long-term gains ..............................................      (3,273,992)     (3,840,864)
                                                                                 -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................      (3,907,703)     (5,436,050)
                                                                                 -------------   -------------
FROM SHARE TRANSACTIONS
Proceeds from sales of shares (693,563 and 1,163,144 shares, respectively)* ..      12,090,165      18,149,488*
   Net asset value of shares issued from reinvestment of distributions
     (227,677 and 326,062 shares, respectively) ..............................       3,907,703       5,436,050
   Cost of shares repurchased (716,388 and 724,434 shares, respectively)* ....     (12,017,455)    (11,369,510)*
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................       3,980,413      12,216,028
                                                                                 -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................       4,637,292      19,028,627
NET ASSETS
   Beginning of period .......................................................      67,784,945      48,756,318
                                                                                 -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
     AND $0, RESPECTIVELY] ...................................................   $  72,422,237   $  67,784,945
                                                                                 =============   =============

*     See Note 2 in the Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------
                                                       2005         2004         2003        2002       2001
                                                     --------     --------     --------    --------   --------
Net asset value, beginning of period .............   $  16.74     $  14.84     $  10.50    $  12.08   $  10.62
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..................      (0.03)(1)    (0.03)(1)     0.02(1)     0.06       0.07
   Net realized and unrealized gain (loss) .......       1.28         3.39         4.57       (1.09)      1.59
                                                     --------     --------     --------    --------   --------
     TOTAL FROM INVESTMENT OPERATIONS ............       1.25         3.36         4.59       (1.03)      1.66
                                                     --------     --------     --------    --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income ..........         --          --            --       (0.06)     (0.07)
   Distributions from net realized gains .........      (0.97)       (1.46)       (0.25)      (0.49)     (0.13)
                                                     --------     --------     --------    --------   --------
     TOTAL DISTRIBUTIONS .........................      (0.97)       (1.46)       (0.25)      (0.55)     (0.20)
                                                     --------     --------     --------    --------   --------
CHANGE IN NET ASSET VALUE ........................       0.28         1.90         4.34       (1.58)      1.46
                                                     --------     --------     --------    --------   --------
NET ASSET VALUE, END OF PERIOD ...................   $  17.02     $  16.74     $  14.84    $  10.50   $  12.08
                                                     ========     ========     ========    ========   ========
Total return .....................................       7.46%       22.67%       43.86%      (8.54)%    15.76%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .........   $ 72,422     $ 67,785     $ 48,756    $ 32,968   $ 17,232
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ........................       1.30%        1.30%        1.30%       1.29%      1.20%
   Gross operating expenses ......................       1.40%        1.43%        1.52%       1.64%      2.33%
   Net investment income (loss) ..................      (0.19)%      (0.22)%       0.14%       0.86%      1.12%
Portfolio turnover ...............................         32%          44%          36%         40%        18%

(1)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

NOTE 1--ORGANIZATION

      The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is organized with series which are available only to the sub accounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C, and D.

      The Fund is comprised of 22 series (each a "series") each having a distinct investment objective as outlined below:

FUND NAME                                             INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                         Capital appreciation.
("Mid-Cap Growth")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Theme Series                        Long-term capital appreciation.
("Strategic Theme")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 High total return consistent with reasonable risk.
("Aberdeen International")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                             Long-term growth of capital.
("AIM Growth")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                 Long-term capital growth.
("Alger Small-Cap Growth")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series      High total return.
("Alliance/Bernstein Enhanced Index")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series   Capital appreciation and income with approximately equal emphasis.
("Duff & Phelps Real Estate Securities")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                Intermediate and long-term capital appreciation, with income as a
("Engemann Capital Growth")                           secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series             Dividend growth, current income and capital appreciation.
("Engemann Growth and Income")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series              Long-term growth of capital.
("Engemann Small-Cap Growth")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series          High total return over an extended period of time consistent with
("Engemann Strategic Allocation")                     prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Value Equity Series                  Long-term capital appreciation, with current income as a secondary
("Engemann Value Equity")                             consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   As high a level of current income as is consistent with the
("Goodwin Money Market")                              preservation of capital and maintenance of liquidity.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      Long-term total return.
("Goodwin Multi-Sector Fixed Income")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series   To provide high current income while attempting to limit changes in
("Goodwin Multi-Sector Short Term Bond")              the series' net asset value per share caused by interest rate changes.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                 Long-term capital appreciation, with dividend income as a secondary
("Kayne Rising Dividends")                            consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series          Long-term capital appreciation, with dividend income as a secondary
("Kayne Small-Cap Quality Value")                     consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series     Long-term capital appreciation.
("Lazard International Equity Select")
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                        To track the total return of the Dow Jones Industrial Average(SM)
("Northern Dow 30")                                   before series' expenses.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series           To track the total return of the NASDAQ-100 Index(R) before series'
("Northern Nasdaq-100 Index(R)")                      expenses.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        Long-term capital appreciation, with current income as a secondary
("Sanford Bernstein Mid-Cap Value")                   consideration.
-----------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      Long-term capital appreciation by investing primarily in small-
("Sanford Bernstein Small-Cap Value")                 capitalization stocks that appear to be undervalued, with current income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Prior year subscriptions and redemptions have been reclassified to conform with the current period presentation to present such activity on a shareholder basis.

A. SECURITY VALUATION

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2005, the total value of these securities represented the following approximate percentage of net assets:

        SERIES                                          PERCENTAGE OF NET ASSETS
        ------                                          ------------------------
        Goodwin Multi-Sector Short Term Bond ........             5.2%

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

      Goodwin Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES

      Each series is treated as a separate taxable entity. It is the policy of each series in the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions are recorded by each series on the ex-dividend date. For the Money Market Series, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES

      Expenses incurred by the Fund with respect to more than one series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

F. FOREIGN CURRENCY TRANSLATION

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. FORWARD CURRENCY CONTRACTS

      Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2005, the series did not have open forward currency contracts.

I. FUTURES CONTRACTS

      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

      At December 31, 2005, the following series had entered into futures contracts as follows:

                                                                           VALUE OF
                                                                 NUMBER   CONTRACTS    MARKET     UNREALIZED
                                                   EXPIRATION      OF        WHEN     VALUE OF   APPRECIATION
                                                      DATE     CONTRACTS    OPENED   CONTRACTS  (DEPRECIATION)
                                                   ----------  ---------  ---------  ---------  --------------
Northern Dow 30
   Dow Jones Industrial Average Index ..........    March '06       3     $ 325,530  $ 322,320  $       (3,210)
Northern Nasdaq-100 Index(R)
   Nasdaq-100 Index ............................    March '06      10       340,800    331,800          (9,000)

J. REIT INVESTMENTS

      Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

K. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      Certain series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

L. REPURCHASE AGREEMENTS

      A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

M. SECURITIES LENDING

      Certain series may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the series receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the series net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

N. LOAN AGREEMENTS

      Certain series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The series' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

      A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

O. OPTIONS

      Certain series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

      The series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

      Certain series' may purchase options which are included in the series' Schedules of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2005, the Fund did not have any options outstanding.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

      The advisors to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisors, Inc. ("PVA"), Duff & Phelps Investment Management Co. ("DPIM"), and Engemann Asset Management ("EAM"). As compensation for their services to the Fund, the advisors are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

SERIES                                        ADVISOR   $250 MILLION   $250 MILLION   $500 MILLION
------                                        -------  --------------  -------------  --------------
Mid-Cap Growth ............................     PVA          0.80%          0.80%          0.80%
Strategic Theme ...........................     PVA          0.75           0.70           0.65
Aberdeen International ....................     PIC          0.75           0.70           0.65
AIM Growth ................................     PVA          0.75           0.75           0.75
Alger Small-Cap Growth ....................     PVA          0.85           0.85           0.85
Alliance/Bernstein Enhanced Index .........     PVA          0.45           0.45           0.45
Engemann Capital Growth ...................     PIC          0.70           0.65           0.60
Engemann Growth and Income ................     EAM          0.70           0.65           0.60
Engemann Small-Cap Growth .................     PIC          0.90           0.90           0.90
Engemann Strategic Allocation .............     PIC          0.60           0.55           0.50
Engemann Value Equity .....................     EAM          0.70           0.65           0.60
Goodwin Money Market ......................     PIC          0.40           0.35           0.30
Goodwin Multi-Sector Fixed Income .........     PIC          0.50           0.45           0.40
Goodwin Multi-Sector Short Term Bond ......     PIC          0.50           0.45           0.40
Kayne Rising Dividends ....................     PIC          0.70           0.70           0.70
Kayne Small-Cap Quality Value .............     PIC          0.90           0.90           0.90
Lazard International Equity Select ........     PVA          0.90           0.90           0.90
Northern Dow 30 ...........................     PVA          0.35           0.35           0.35
Northern Nasdaq-100 Index(R) ..............     PVA          0.35           0.35           0.35
Sanford Bernstein Mid-Cap Value ...........     PVA          1.05           1.05           1.05
Sanford Bernstein Small-Cap Value .........     PVA          1.05           1.05           1.05

                                                        RATE FOR FIRST  RATE FOR NEXT  RATE FOR OVER
                                                          $1 BILLION     $1 BILLION     $2 BILLION
                                                        --------------  -------------  --------------
Duff & Phelps Real Estate Securities ......    DPIM          0.75%          0.70%          0.65

      Pursuant to a subadvisory agreement with the Fund, certain advisors delegate certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the respective advisor.

SERIES                                             SUBADVISOR
------                                             -----------
Mid-Cap Growth                                     Bennett Lawrence Management LLC ("Bennett Lawrence")
Strategic Theme                                    Bennett Lawrence Management LLC ("Bennett Lawrence")
Aberdeen International                             Aberdeen Asset Management Inc. ("Aberdeen")
AIM Growth                                         A I M Capital Management, Inc. ("AIM")
Alger Small-Cap Growth                             Fred Alger Management, Inc. ("Alger")
Alliance Bernstein Enhanced Index                  Alliance Capital Management L.P. (Alliance)
Engemann Capital Growth                            Engemann Asset Management ("Engemann")
Engemann Small-Cap Growth                          Engemann Asset Management ("Engemann")
Engemann Strategic Allocation                      Engemann Asset Management ("Engemann")
Kayne Rising Dividends                             Kayne Anderson Rudnick Investment Management, LLC ("Kayne")
Kayne Small-Cap Quality Value                      Kayne Anderson Rudnick InvestmentManagement, LLC ("Kayne")
Lazard International Equity Select                 Lazard Asset Management LLC ("Lazard")
Northern Dow 30                                    Northern Trust Investments N.A. ("Northern")
Northern Nasdaq-100 Index(R)                       Northern Trust Investments, N.A. ("Northern")
Sanford Bernstein Mid-Cap Value                    Alliance Capital Management L.P. ("Alliance")
Sanford Bernstein Small-Cap Value                  Alliance Capital Management L.P. ("Alliance")

      PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

      PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). DPIM is a direct subsidiary of PXP. Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of PXP. Kayne is wholly-owned by PXP. PXP in turn is an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX").

      Pursuant to a subadvisory agreement between PVA and Bennett Lawrence effective August 12, 2005, Bennett Lawrence is the subadvisor and furnishes portfolio management services to Mid-Cap Growth Series and Strategic Theme Series. For the services provided, PVA pays a monthly fee to Bennett Lawrence based on an annual percentage of the average daily net assets of each series' as follows:

SERIES
------

Mid-Cap Growth based on an annual percentage of 0.40% of the average daily net assets of the series.

                                      FIRST          NEXT          EXCESS
SERIES                            $250 MILLION   $250 MILLION   $500 MILLION
------                            ------------   ------------   ------------
Strategic Theme ...............       0.375%         0.350%         0.325%

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      For the period of January 1, 2005 through August 11, 2005, PIC was the advisor to the Mid-Cap Growth Series and Strategic Theme Series. PIC had engaged Seneca Capital Management LLC as the subadvisor to the series. For the services provided, PIC paid a monthly fee to Seneca for Mid-Cap Growth Series based on an annual percentage of the average daily net assets of 0.40%; and for Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

      PIC has engaged Aberdeen as a subadvisor to Aberdeen International. Aberdeen provides the day-to-day portfolio management for this series. For implementing certain portfolio transactions and providing other services to this series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this series as follows:

                                            FIRST          NEXT             EXCESS
SERIES                                  $250 MILLION     $250 MILLION    $500 MILLION
------                                 --------------   -------------   -------------
Aberdeen International .............        0.375%           0.350%          0.325%

      Pursuant to a subadvisory agreement between PVA and AIM, AIM is the subadvisor and furnishes portfolio management services to AIM Growth. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of this series as follows:

                                       RATE FOR FIRST   RATE FOR NEXT   RATE FOR NEXT   RATE FOR OVER
SERIES                                  $500 MILLION     $400 MILLION    $600 MILLION    $1.5 BILLION
------                                 --------------   -------------   -------------   -------------
AIM Growth .........................        0.400%           0.375%          0.350%          0.250%

      Pursuant to a subadvisory agreement between PVA and Alger, Alger is the subadvisor and furnishes portfolio management services to the Alger Small-Cap Growth Series. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of 0.45% of the average daily net assets of the series.

      Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to the Alliance/Bernstein Enhanced Index. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of this series as follows:

                                       RATE FOR FIRST   RATE FOR NEXT   RATE FOR OVER
SERIES                                   $50 MILLION     $150 MILLION    $200 MILLION
------                                 --------------   -------------   -------------
Alliance/Bernstein Enhanced Index ..        0.225%          0.180%           0.135%

      Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these series as follows:

                                       RATE FOR FIRST   RATE FOR OVER
SERIES                                   $25 MILLION     $25 MILLION
------                                 --------------   -------------
Sanford Bernstein Mid-Cap Value ....         0.80%           0.60%

                                       RATE FOR FIRST   RATE FOR NEXT   RATE FOR OVER
                                         $10 MILLION     $10 MILLION     $20 MILLION
                                       --------------   -------------   -------------
Sanford Bernstein Small-Cap
   Value(1) ........................       0.9000%         0.7875%          0.6750%

      (1) These series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

      Pursuant to subadvisory agreements between PIC and Engemann with respect to Engemann Capital Growth, Engemann Small-Cap Growth, and the equity portion of Engemann Strategic Allocation, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to these series. For the services provided, PIC pays a monthly fee to Engemann on an annual percentage of the average daily net assets of these series as follows:

                                       RATE FOR UP TO     EXCESS OF
      SERIES                             $3 BILLION      $3 BILLION
      ------                           --------------   -------------
      Engemann Capital Growth ......         0.10%           0.30%

      For Engemann Small-Cap Growth PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of 0.45%, and for the equity portion of Engemann Strategic Allocation PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of 0.20%.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to the series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of these average daily net assets of these series as follows:

                                       RATE FOR UP TO   RATE IN EXCESS OF
      SERIES                            $800 MILLION       $800 MILLION
      ------                           --------------   -----------------
      Kayne Rising Dividends .......         0.30%           0.25%

                                       RATE FOR UP TO   RATE IN EXCESS OF
      SERIES                            $200 MILLION       $200 MILLION
      ------                           --------------   -----------------
      Kayne Small-Cap Quality
         Value .....................         0.50%           0.45%

      Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to the Series. PIC pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the series as follows:

                                       RATE FOR UP TO   RATE IN EXCESS OF
      SERIES                            $500 MILLION      $500 MILLION
      ------                           --------------   -----------------
      Lazard International Equity
         Select ....................         0.45%           0.40%

      Pursuant to a subadvisory agreement between PVA and Northern, Northern is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Northern Dow 30 and Northern Nasdaq-100 Index(R). For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of 0.10% of the average daily net assets of each of these series, with a minimum annual fee for each series of $100,000.

      The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the fiscal year ended ("the period") December 31, 2005, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

      The advisors will not seek to recapture any prior year's waived investment advisory fees.

                                                               MAXIMUM OPERATING
      SERIES                                                        EXPENSE
      ------                                                   -----------------
      Mid-Cap Growth .......................................          0.35%
      Strategic Theme ......................................          0.35
      Aberdeen International ...............................          0.40
      AIM Growth ...........................................          0.25
      Alger Small-Cap Growth ...............................          0.15
      Alliance/Bernstein Enhanced Index ....................          0.20
      Duff & Phelps Real Estate Securities .................          0.35
      Engemann Capital Growth ..............................          0.25
      Engemann Growth and Income ...........................          0.25
      Engemann Small-Cap Growth ............................          0.35
      Engemann Strategic Allocation ........................          0.25
      Engemann Value Equity ................................          0.25
      Goodwin Money Market .................................          0.25
      Goodwin Multi-Sector Fixed Income ....................          0.25
      Goodwin Multi-Sector Short Term Bond (1) .............          0.20
      Kayne Rising Dividends ...............................          0.15
      Kayne Small-Cap Quality Value ........................          0.15
      Lazard International Equity Select ...................          0.15
      Northern Dow 30 ......................................          0.25
      Northern Nasdaq-100 Index(R) .........................          0.25
      Sanford Bernstein Mid-Cap Value ......................          0.25
      Sanford Bernstein Small-Cap Value ....................          0.25

      (1) For the period June 2, 2003 through May 31, 2004, the Advisor voluntarily waived its entire management fee of 0.50% for Goodwin Multi-Sector Short Term Bond. The waiver is now terminated.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      As Financial Agent to the Fund and to each series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PNX, receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended December 31, 2005, the Fund paid financial agent fees totaling $2,157,999.

      Pursuant to an Administration Agreement, Phoenix Life Insurance Company ("PLIC"), a wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.073% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2005, the Fund paid PLIC $1,888,713.

      At December 31, 2005, PLIC and affiliates held shares in the Fund which had the following aggregate value:

      Alger Small-Cap Growth .....................................   $ 2,626,044
      Kayne Rising Dividends .....................................       574,636
      Kayne Small-Cap Quality Value ..............................       798,261

NOTE 4--PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities during the period ended December 31, 2005, (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) aggregated to the following:

                                                     PURCHASES         SALES
                                                   -------------   ------------
      Mid-Cap Growth ...........................   $  90,239,827   $107,054,383
      Strategic Theme ..........................     113,176,523    131,630,502
      Aberdeen International ...................      78,449,945     97,187,785
      AIM Growth ...............................      53,308,236     73,283,450
      Alger Small-Cap Growth ...................      36,512,881     36,358,878
      Alliance/Bernstein Enhanced Index ........      15,232,644     31,792,907
      Duff & Phelps Real Estate Securities .....      35,379,299     31,217,963
      Engemann Capital Growth ..................     351,103,209    467,761,726
      Engemann Growth and Income ...............      63,339,772     76,295,917
      Engemann Small-Cap Growth ................      17,331,742     20,896,510
      Engemann Strategic Allocation ............     184,880,579    271,423,557
      Engemann Value Equity ....................      68,365,194     98,865,492
      Goodwin Money Market .....................       8,477,865             --
      Goodwin Multi-Sector Fixed Income ........     181,204,656    185,288,390
      Goodwin Multi-Sector Short Term Bond .....      38,302,363     31,607,250
      Kayne Rising Dividends ...................       5,069,013      9,198,744
      Kayne Small-Cap Quality Value ............       4,830,912      2,114,079
      Lazard International Equity Select .......      50,744,060      9,855,202
      Northern Dow 30 ..........................       3,854,433     10,242,327
      Northern Nasdaq-100 Index(R) .............       4,462,369      7,202,554
      Sanford Bernstein Mid-Cap Value ..........      43,502,596     42,115,268
      Sanford Bernstein Small-Cap Value ........      25,057,550     21,343,344

      Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2005 were as follows:

                                                     PURCHASES         SALES
                                                   -------------   -----------
      Engemann Strategic Allocation ............   $  50,282,614   $ 36,997,474
      Goodwin Multi-Sector Fixed Income ........      38,173,111     30,659,624
      Goodwin Multi-Sector Short Term Bond .....      13,862,063      7,108,861

NOTE 5--CREDIT RISK AND CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series' ability to repatriate.

      Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

NOTE 6--ILLIQUID AND RESTRICTED SECURITIES

      Investments shall be considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the series' Schedule of Investments where applicable.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

      At December 31, 2005, the series held the following restricted securities:

                                                                                        Market      % of Net Assets
                                                Acquisition Date   Acquisition Cost     Value         at 12/31/05
                                                ----------------   ----------------   -----------   ---------------
Alger Small-Cap Growth
   Autobytel, Inc. ..........................        6/20/03       $       20,288     $    18,560           0.1%
Alliance/Bernstein Enhanced Index
   Seagate Technology Tax Refund Rights .....       11/22/00                    0             948           0.0
Engemann Strategic Allocation
   ITW Cupids Financial Trust I 144A
   6.55%, 12/31/11 ..........................        4/18/02            1,996,980       2,132,486           0.6
Goodwin Multi-Sector Fixed Income
   Candescent Technologies Corp. Cv 144A
   8%, 5/01/03 ..............................         3/6/00                40,00               0           0.0

      Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

NOTE 7--INDEMNIFICATIONS

      Under the series' organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the series. In addition, the series' enter into contracts that contain a variety of indemnifications. The series' maximum exposure under these arrangements is unknown. However, the series' has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTE 8--REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

NOTE 9--FEDERAL INCOME TAX INFORMATION

      The following series have capital loss carryovers which may be used to offset future capital gains.

                                                                      EXPIRATION YEAR
                             -------------------------------------------------------------------------------------------------
                               2007       2008         2009          2010          2011       2012       2013         TOTAL
                             --------  ----------  ------------  ------------  -----------  --------  ----------  ------------
Mid-Cap Growth ............  $     --  $       --  $ 12,410,052  $ 16,035,347  $        --  $     --  $       --  $ 28,445,399
Strategic Theme ...........        --          --    60,527,050    27,319,632           --        --          --    87,846,682
Aberdeen International ....        --          --            --    16,420,535   19,740,631        --          --    36,161,166
AIM Growth ................        --   2,465,283    18,423,160    18,330,727   11,077,954        --   2,820,243    53,117,367
Alliance/Bernstein
   Enhanced Index .........        --          --       934,668    15,534,573    7,836,272        --          --    24,305,513
Engemann Capital
   Growth .................        --          --   228,664,499    73,263,809    5,973,373        --          --   307,901,681
Engemann Growth and
   Income .................        --          --            --     5,372,020    5,418,582        --          --    10,790,602
Engemann Small-Cap
   Growth .................        --          --            --     2,591,910      744,060        --          --     3,335,970
Engemann Value Equity .....        --          --            --     1,302,412           --        --          --     1,302,412
Goodwin Multi-Sector
   Fixed Income ...........   977,601   6,659,630     4,980,791     7,850,329           --        --          --    20,468,351
Goodwin Multi-Sector
   Short Term Bond ........        --          --            --            --       18,992   171,793     158,707       349,492
Northern Dow 30 ...........        --          --            --            --           --   408,663     279,972       686,635
Northern Nasdaq-100
   Index(R) ...............        --      35,822       775,525       542,317      931,918   348,546     294,654     2,928,782

      Included in the Aberdeen International amounts are $199,054 and $141,303, respectively, which were acquired in connection with the mergers of the Aberdeen New Asia Series on February 7, 2003 and Sanford Bernstein Global Value Series on September 24, 2004.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      Included in the Engemann Capital Growth's amounts are $6,011,292, which were acquired in connection with the merger of the Engemann Nifty Fifty Series on April 5, 2002.

      Included in the AIM Growth amounts (formerly Janus Growth Series) are $1,612,557; $3,406,333; and $974,489, respectively, which were acquired in connection with the mergers of the Janus Core Equity Series on March 22, 2002; Van Kampen Focus Equity Series on February 14, 2003; and MFS Investors Growth Stock Series on February 14, 2003.

      A series may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

      The following series utilized losses deferred in prior years against current year capital gains as follows:

      Mid-Cap Growth .............................................   $ 7,125,008
      Strategic Theme ............................................     4,307,136
      Aberdeen International .....................................    21,856,170
      Alger Small-Cap Growth .....................................       750,451
      Alliance/Bernstein Enhanced Index ..........................     2,451,037
      Engemann Capital Growth ....................................    38,574,297
      Engemann Growth and Income .................................     6,132,190
      Engemann Small-Cap Growth ..................................     2,306,542
      Engemann Value Equity ......................................     9,918,718
      Goodwin Multi-Sector Fixed Income ..........................     1,500,570
      Kayne Rising Dividends .....................................       129,694

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2005, the following series deferred and /or recognized post October losses as follows:

                                             CAPITAL      CAPITAL     CURRENCY     CURRENCY
                                            DEFERRED    RECOGNIZED    DEFERRED    RECOGNIZED
                                           ----------   ----------   ----------   ----------
Aberdeen International .................   $       --   $       --   $   36,915   $   28,273
AIM Growth .............................           --      757,676           --        6,781
Alger Small-Cap Growth .................      258,832           --           --           --
Engemann Capital Growth ................           --      863,851           --           --
Engemann Strategic Allocation ..........           --           --      114,841           --
Goodwin Multi-Sector Fixed Income ......      185,847           --      289,184           --
Goodwin Multi-Sector Short Term Bond ...       44,414           --      101,921        1,018
Lazard International Equity Select .....           --           83           --           --
Northern Nasdaq-100 Index(R) ...........      691,978           --           --           --

      The components of distributable earnings on a tax basis, (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                                   UNDISTRIBUTED   UNDISTRIBUTED
                                                      ORDINARY       LONG-TERM
                                                       INCOME      CAPITAL GAINS
                                                   -------------   -------------
      Aberdeen International ...................   $   1,019,699   $          --
      Alliance/Bernstein Enhanced Index ........          98,232              --
      Duff & Phelps Real Estate Securities .....         348,359       2,020,094
      Engemann Strategic Allocation ............       5,076,265       4,438,246
      Engemann Value Equity ....................         176,394              --
      Goodwin Multi-Sector Fixed Income ........         982,996              --
      Goodwin Multi-Sector Short Term Bond .....         205,517              --
      Kayne Rising Dividends ...................          17,507          26,798
      Kayne Small-Cap Quality Value ............          11,906              --
      Lazard International Equity Select .......         525,025         774,453
      Northern Dow 30 ..........................          56,176              --
      Sanford Bernstein Mid-Cap Value ..........         282,173       3,950,095
      Sanford Bernstein Small-Cap Value ........         336,130       1,892,881

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

NOTE 10--RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of December 31, 2005, the following series recorded reclassifications to increase (decrease) the accounts listed below:

                                           UNDISTRIBUTED    ACCUMULATED     CAPITAL PAID IN
                                          NET INVESTMENT   NET REALIZED       ON SHARES OF
                                           INCOME (LOSS)    GAIN (LOSS)    BENEFICIAL INTEREST
                                          --------------   ------------   --------------------
Mid-Cap Growth ........................     $  393,778     $        --        $  (393,778)
Strategic Theme .......................        288,025              --           (288,025)
Aberdeen International ................        596,389        (596,389)                --
AIM Growth ............................         26,235          (5,959)           (20,276)
Alger Small-Cap Growth ................        112,238        (112,091)              (147)
Alliance/Bernstein Enhanced Index .....             --           1,089             (1,089)
Engemann Capital Growth ...............          1,728              --             (1,728)
Engemann Growth and Income ............         12,568           3,109            (15,677)
Engemann Small-Cap Growth .............        179,357              --           (179,357)
Engemann Strategic Allocation .........       (259,046)        258,760                286
Engemann Value Equity .................         (9,830)          9,830                 --
Goodwin Multi-Sector Fixed Income .....       (906,063)        906,063                 --
Goodwin Multi-Sector Short Term Bond ..       (181,857)        181,857                 --
Northern Nasdaq-100 Index(R) ..........          8,360              --             (8,360)
Sanford Bernstein Small-Cap Value .....        128,347        (122,866)            (5,481)

NOTE 11--MERGERS AND INVESTMENT MANAGEMENT CHANGES

      Effective August 12, 2005, Seneca Capital Management, LLC was terminated as the subadvisor for the Phoenix-Seneca Mid-Cap Growth Series and Phoenix-Seneca Strategic Theme Series. Also effective August 12, 2005, PVA assumed investment advisory responsibility from PIC for each series. PVA and the Fund have been granted an exemptive order from the SEC that permits them to hire, terminate and replace subadvisors without shareholder approval. As permitted by the Order, also effective August 12, 2005, PVA retained Bennett Lawrence Management, LLC as subadvisor to each series, to replace Seneca. Commensurate with the change in subadvisor, the names of the series have been changed to Phoenix Mid-Cap Growth Series and Phoenix Strategic Theme Series, respectively.

      State Street Research & Management Company ("SSR") notified PVA that it was terminating its subadvisory relationship with PVA to subadvise Phoenix-State Street Research Small-Cap Growth Series, a series of the Fund. PVA and the Fund have been granted an exemptive order from the SEC that permits PVA and the Fund to hire, terminate and replace subadvisors without shareholder approval. Effective January 7, 2005, PVA hired Fred Alger Management, Inc. ("Alger"), as the new subadvisor for the series, and the name of the series changed to Phoenix-Alger Small-Cap Growth Series.

      On November 29, 2004, PVA terminated Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), as subadvisor for the Phoenix-MFS Investors Growth Stock Series, a series of the Fund. PVA and the Fund have been granted an exemptive order from the SEC that permits PVA and the Fund Investors to hire, terminate and replace subadvisors without shareholder approval. Upon termination of MFS, PVA hired AIM Capital Management, Inc. ("AIM") as the new subadvisor to the series, and the Phoenix-MFS Growth Stock Series was changed to Phoenix-AIM Capital Growth Series.

      On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

      On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of $36,459,749 including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately
      0.94 shares of Engemann Value Equity.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

      On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

      On September 17, 2004, Engemann Growth & Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth & Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth & Income. The aggregate net assets of Engemann Growth & Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately
      0.89 shares of Engemann Growth and Income.

      On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

NOTE 12--MANAGER OF MANAGERS

      The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

      Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

      The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

NOTE 13--MIXED AND SHARED FUNDING

      Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

      The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
TAX INFORMATION NOTICE (UNAUDITED)

For the fiscal year ended December 31, 2005, the series' designated long-term capital gains dividends as follows:

Alger Small-Cap Growth ...........................................  $  1,018,143
Duff & Phelps Real Estate Securities .............................     6,788,389
Engemann Strategic Allocation ....................................     8,164,043
Kayne Rising Dividends ...........................................       127,678
Kayne Small-Cap Quality Value ....................................       304,795
Lazard International Equity Select ...............................     1,327,631
Sanford Bernstein Mid-Cap Value ..................................    11,235,446
Sanford Bernstein Small-Cap Value ................................     5,135,290
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE PHOENIX EDGE SERIES FUND

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 22 series constituting The Phoenix Edge Series Fund, (hereafter referred to as the "Fund") at December 31, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPER LLP

Boston, Massachusetts
February 16, 2006

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
           AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Bennett Lawrence Management LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series underperformed the benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that the current Subadvisor began to provide investment management for the Series in the third quarter, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, The Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series underperformed the benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that the current Subadvisor begun to provide investment management for the Series in the third quarter, 2005.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
          AGREEMENTS FOR PHOENIX STRATEGIC THEME SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Bennett Lawrence Management LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that the current Subadvisor began to provide investment management for the Series in the third quarter, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was equal to the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC THEME SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that the current Subadvisor began to provide investment management for the Series in the third quarter, 2005.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Aberdeen Asset Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1 and 3 year periods, including the year-to-date period, although it had underperformed the benchmark for the 5 year period. The Board noted that its performance placed it in the top 8% among its peer group for the 1 year period ended September 30, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly below the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1 and 3 year periods, including the year-to-date period, although it had underperformed the benchmark for the 5 year period. The Board noted that its performance placed it in the top 8% among its peer group for the 1 year period ended September 30, 2005.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
             AGREEMENTS FOR PHOENIX-AIM GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and AIM Capital Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its rule under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that although the Series had underperformed its benchmark for the 3 and 5 year periods, the Series had outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board also noted and was satisfied with the Series' recent performance given that the Subadviser had been managing the series since November 2004.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly above the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-AIM GROWTH SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program, although it noted that the Board would continue to monitor the payment of fines and litigation expenses of the Subadvisor for any impact on the Series.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that although the Series had underperformed its benchmark for the 3 and 5 year periods the Series had outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted and was satisfied with the Series' recent performance given the Subadviser had been managing the Series since November, 2004.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Fred Alger Management, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to over 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Series had underperformed its benchmark for the 3 year period, the Series outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted that the Lipper peer group ranking of the Series appeared to be improving as well. The Board also noted that its 1 year performance placed it in the top 8% among its peer group.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was below the median for the peer group, when fee waivers were factored in, the management fee was less than the median. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ALGER SMALL-CAP GROWTH SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

    NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board noted that the Subadviser had paid a fine in connection with certain trading violations and had recently retained new legal counsel and a new chief compliance officer. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Series had underperformed its benchmark for the 3 year period, the Series outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted that the Lipper peer group ranking of the Series appeared to be improving as well. The Board also noted that its 1 year performance placed it in the top 8% among its peer group.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance Capital Management L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods; the underperformance could be attributed to the small number of securities in the Series; and PVA represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly below the average total expenses for comparable funds and the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers and PVA's commitment to make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program, although the Board noted that the Subadvisor had been involved in several regulatory matters that it was taking steps to address.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods; the underperformance could be attributed to the small number of securities in the Series; and PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
       PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Duff & Phelps Investment Management Co. ("DPIM") and the Fund. Pursuant to the Advisory Agreement DPIM provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by DPIM and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by DPIM and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by DPIM and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by DPIM and its affiliates covering matters such as the compliance of investment personnel and other access persons with DPIM's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of DPIM as an investment advisor and the experience of the DPIM portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in DPIM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of DPIM's compliance program, although the Board has requested that DPIM review its gift policy. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of DPIM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2006 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark and the Lipper peer group average for the 1, 3, 5, and 10 year periods, although the Series underperformed the benchmark for the year-to-date period.

      PROFITABILITY. The Board also considered the level of profits realized by DPIM and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board also noted the voluntary reimbursement provided to the Series. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to DPIM from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was less than the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that DPIM and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
      AGREEMENTS FOR PHOENIX-ENGEMANN CAPITAL GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Engemann Asset Management (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1, 3 and 5 year periods and year-to-date periods. The Board noted that the Subadvisor had recently undergone significant personnel changes in terms of both portfolio managers and analysts. The Board also noted that PIC represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees Meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN CAPITAL GROWTH SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board noted that the Subadvisor had undergone significant personnel changes in terms of both portfolio managers and analysts. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1, 3 and 5 year periods and year-to-date periods. The Board noted that the Subadvisor had recently undergone significant personnel changes in terms of both portfolio managers and analysts. The Board also noted that PIC represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees Meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
            PHOENIX-ENGEMANN GROWTH AND INCOME SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Engemann Asset Management ("EAM") and the Fund. Pursuant to the Advisory Agreement EAM provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by EAM and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by EAM and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by EAM and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by EAM and its affiliates covering matters such as the compliance of investment personnel and other access persons with EAM's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of EAM as an investment advisor and the experience of the team of portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in EAM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of EAM's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of EAM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had slightly outperformed its benchmark for the 1, 5 and year-to-date periods, while slightly underperforming its benchmark for the 3 year period.

      PROFITABILITY. The Board also considered the level of profits realized by EAM and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to EAM from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that EAM and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Engemann Asset Management (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Series had underperformed its benchmark for the 5 year period, the Series outperformed the benchmark for the more recent 1 and 3 year and year-to-date periods.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds. The Board noted that above average expenses may be attributed its asset size just as other funds of similar asset size generally had higher expenses. The contractual management fee was the same as the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that, although the Series had underperformed its benchmark for the 5 year period, the Series outperformed the benchmark for the more recent 1 and 3 year and year-to-date periods.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Engemann Asset Management (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had trailed its benchmark for the 1 and 3 year and year-to-date periods and the Series had slightly outperformed the benchmark for the 5 year period. The Board noted that the fixed-income portion of the Series was performing well, while the Subadvisor advised the Board that it was undertaking certain measures to improve performance of the equity portion of the Series. The Board also noted that PIC represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had trailed its benchmark for the 1 and 3 year and year-to-date periods and the Series had slightly outperformed the benchmark for the 5 year period. The Board noted that the fixed-income portion of the Series was performing well, while the Subadvisor advised the Board that it was undertaking certain measures to improve performance of the equity portion of the Series. The Board also noted that PIC represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
               PHOENIX-ENGEMANN VALUE EQUITY SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Engemann Asset Management ("EAM") and the Fund. Pursuant to the Advisory Agreement EAM provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by EAM and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by EAM and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by EAM and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by EAM and its affiliates covering matters such as the compliance of investment personnel and other access persons with EAM's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of EAM as an investment advisor and the experience of the team of portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in EAM's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of EAM's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of EAM, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed the benchmark for 1, 3, and 5 year and year to date periods. The Board noted that Management represented that it would make a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by EAM and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to EAM from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that EAM and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
               PHOENIX-GOODWIN MONEY MARKET SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PIC and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by PIC and its affiliates covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series was slightly below the average performance for the peer group for the 1 and 3 year to date periods, although the Series had been above its benchmark for the 5 year period.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
         PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PIC and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by PIC and its affiliates covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1, 3 and 5 year periods, but had been below its benchmark for the year-to-date period.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR
       PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund. Pursuant to the Advisory Agreement PIC provides advisory services to the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PIC and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by PIC and its affiliates covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of PIC as an investment advisor and the experience of the PIC portfolio managers that manage the Series. Turning to compensation, the Board noted that a primary factor in PIC's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which aligned their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of PIC's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 year period ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the year-to-date period, but had outperformed its benchmark for the 1 year period. The Board was satisfied that the Series had the best performance among its peer group for the 1 year period ended September 30, 2005.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was slightly above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
       AGREEMENTS FOR PHOENIX-KAYNE RISING DIVIDENDS SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment Kayne Anderson Rudnick Investment Management, LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, although the Series had underperformed its benchmark for the 1 and 3 year and year-to-date periods, the Series had ranked first among its peer group for October 2005. The Series' underperformance for the 1 and 3 year periods could be attributed to the Subadvisor's emphasis on high quality securities.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-KAYNE RISING DIVIDENDS SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, although the Series had underperformed its benchmark for the 1 and 3 year and year-to-date periods, the Series had ranked first among its peer group for October 2005. The Series' underperformance for the 1 and 3 year periods could be attributed to the Subadvisor's emphasis on high quality securities.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment Kayne Anderson Rudnick Investment Management, LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PIC comparing the performance of the Series with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Series were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years, its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, although the Series had underperformed its benchmark for the 3 year period, the Series outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted that the Series was in the top 5% among its peer group for the 1 year period ended September 30, 2005. The Board noted that the Lipper peer group ranking of the Series appeared to be improving as well.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PIC for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PIC from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was the same as the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PIC and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that, although the Series had underperformed its benchmark for the 3 year period, the Series outperformed the benchmark for the more recent 1 year and year-to-date periods. The Board noted that the Series was in the top 5% among its peer group for the year ended September 30, 2005. The Board noted that the Lipper peer group ranking of the Series appeared to be improving as well.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Lazard Asset Management, LLC (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1 and 3 year and year-to-date periods. The Board noted and concluded that the Subadvisor's rationale for the underperformance was satisfactory.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and the contractual management fee was slightly above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had underperformed its benchmark for the 1 and 3 year and year-to-date periods. The Board noted and concluded that the Subadvisor's rationale for the underperformance was satisfactory.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
          AGREEMENTS FOR PHOENIX-NORTHERN DOW 30 SERIES (THE "SERIES")
                                   (UNAUDITED)

    The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Northern Trust Investments, N.A. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

    During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economics of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-NORTHERN DOW 30 SERIES (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Northern Trust Investments, N.A. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economics of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had slightly underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. The Board noted that PVA represented that it would be making a recommendation with respect to the Series at the March, 2006 Board of Trustees meeting.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance Capital Management L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had outperformed its benchmark for the 5 year period and slightly underperformed for the 3 year period, although the Series underperformed the benchmark for the more recent 1 year and year-to-date periods.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable in view of PVA's commitment to review the management fee and total expenses of the Fund in 2006.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Series had outperformed its benchmark for the 5 year period and slightly underperformed for the 3 year period, although the Fund underperformed the benchmark for the more recent 1 year and year-to-date periods.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on November 13, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance Capital Management L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA comparing the performance of the Series with a peer group and benchmark, reports provided by PVA showing that the investment policies and restrictions for the Series were followed and reports provided by PVA covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 6 years, its current experience in acting as an investment adviser to 10 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1 and 3 year and year-to-date periods.

      PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable in view of PVA's commitment to review the management fee and total expenses of the Series in 2006.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES (THE "SERIES")
                                   (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders was reasonable. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1 and 3 year periods ended September 30, 2005 and the year-to-date period ended September 30, 2005. The Board reviewed the investment performance of the Series, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted and was satisfied that the Series had outperformed its benchmark for the 1 and 3 year and year-to-date periods.

      PROFITABILITY. The Board reviewed the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series so that Series shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                             FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2005, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

                                                                NUMBER OF
                                  POSITION WITH THE TRUST     PORTFOLIOS IN                  PRINCIPAL OCCUPATION(S)
          NAME, ADDRESS,               AND LENGTH OF           FUND COMPLEX     DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
         AND DATE OF BIRTH              TIME SERVED        OVERSEEN BY TRUSTEE                     BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA                       Trustee                 22            Retired.
c/o The Phoenix Edge Series Fund        Served since
101 Munson Street                           1999
Greenfield, MA 01301
DOB: 4/11/40
--------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                             Trustee                 22            Retired.
c/o The Phoenix Edge Series Fund        Served since
101 Munson Street                           1999
Greenfield, MA 01301
DOB: 2/5/34
--------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien                        Trustee                 22            Retired. Director, Webster Bank (2003-present).
c/o The Phoenix Edge Series Fund        Served since                             Director USAllianz Variable Insurance Product
101 Munson Street                           2000                                 Trust, 23 funds (1999-present).
Greenfield, MA 01301                                                             Chairman/Trustee, The University of Connecticut
DOB: 5/14/43                                                                     (1997-2003).
--------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                           Trustee                 22            Attorney. Director, Peoples' Bank
c/o The Phoenix Edge Series Fund        Served since                             (1995-present). Columnist, Journal-Inquirer
101 Munson Street                           1999                                 (1995-2000).
Greenfield, MA 01301
DOB: 2/1/38
--------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                         Trustee                 22            Retired. Director Barnes Group, Inc.
c/o The Phoenix Edge Series Fund        Served since                             (1997-present). Managing Director, Saugatuck
101 Munson Street                           2000                                 Associates, Inc. (1999-2000).
Greenfield, MA 01301
DOB: 6/19/37
--------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                             Trustee                 22            Partner/Attorney, McCarter & English, LLP
c/o The Phoenix Edge Series Fund        Served since                             (2003-present); Principal/Attorney, Cummings &
101 Munson Street                           1999                                 Lockwood, LLC (1996-2003).
Greenfield, MA 01301
DOB: 7/28/50
--------------------------------------------------------------------------------------------------------------------------------

                             FUND MANAGEMENT TABLES

                                                                NUMBER OF
                                  POSITION WITH THE TRUST     PORTFOLIOS IN                  PRINCIPAL OCCUPATION(S)
          NAME, ADDRESS,               AND LENGTH OF           FUND COMPLEX     DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
         AND DATE OF BIRTH              TIME SERVED        OVERSEEN BY TRUSTEE                     BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
* Philip R. McLoughlin                   Chairman/                 75            Management Consultant (2002-2004), Chairman
  The Phoenix Edge Series Fund            Trustee                                (1997-2002), Chief Executive Officer
  101 Munson Street                    Served since                              (1995-2002), and Director (1995-2002), Phoenix
  Greenfield, MA 01301                     2003                                  Investment Partners, Ltd. Director and
  DOB: 10/23/46                                                                  Executive Vice President, The Phoenix
                                                                                 Companies, Inc. (2000-2002). Director
                                                                                 (1994-2002) and Executive Vice President,
                                                                                 Investments (1987-2002), Phoenix Life Insurance
                                                                                 Company. Director (1983-2002) and Chairman
                                                                                 (1995-2002), Phoenix Investment Counsel, Inc.
                                                                                 Director (1982-2002) and President (1990-2000),
                                                                                 Phoenix Equity Planning Corporation. Chairman
                                                                                 and President, Phoenix/Zweig Advisers LLC
                                                                                 (2001-2002). Director (2001-2002) and
                                                                                 President (April 2002-September 2002), Phoenix
                                                                                 Investment Management Company. Director and
                                                                                 Executive Vice President, Phoenix Life and
                                                                                 Annuity Company (1996-2002). Executive Vice
                                                                                 President (1994-2002) and Chief Investment
                                                                                 Counsel (1994-2002), PHL Variable Insurance
                                                                                 Company. Director, Phoenix National Trust
                                                                                 Holding Company (2001-2002). Director
                                                                                 (1985-2002) and Vice President (1986-2002) and
                                                                                 Executive Vice President (2002-2002), PM
                                                                                 Holdings, Inc. Director (1992-2002) and
                                                                                 President (1993-1994), WS Griffith Securities,
                                                                                 Inc. Director, PXRE Corporation (Delaware)
                                                                                 (1985-present), World Trust Fund
                                                                                 (1991-present). Director/Trustee, Phoenix Funds
                                                                                 Complex (1989-present).
--------------------------------------------------------------------------------------------------------------------------------
**Philip K. Polkinghorn                  Trustee/                 22             Executive Vice President, The Phoenix
  One American Row                       President                               Companies, Inc. (2004-present). Vice President,
  Hartford, CT 06102                   Served since                              Sun Life Financial Company (2001-2004).
  DOB: 7/29/57                            2004                                   Director and President, Keyport Life (1999-
                                                                                 2001).
--------------------------------------------------------------------------------------------------------------------------------

* Mr. McLoughlin is an "interested person" as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

** Mr. Polkinghorn is an "interested person" as defined under the Investment Company Act of 1940, by reason of his position with the Trust's advisors and/or their affiliates.

                           FUND MANAGEMENT TABLES

NAME, ADDRESS, DATE OF BIRTH AND     LENGTH OF                                  PRINCIPAL OCCUPATION(S)
     POSITION(S) WITH TRUST         TIME SERVED                                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Gina C. O'Connell                  Served since    Senior Vice President, Life and Annuity Manufacturing (2003-present). The Phoenix
One American Row                       2004        Companies, Inc.; Senior Vice President, Life and Annuity Operations (2002-2003),
Hartford, CT 06102                                 Vice President, various marketing and product development departments
DOB: 10/17/62                                      (1998-2002), Phoenix Life Insurance Company.
Senior Vice President
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                    Treasurer,     Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000), Assistant
56 Prospect Street                 served since    Treasurer (2001-2003), Phoenix Equity Planning Corporation. Vice President
Hartford, CT 06115                     1994;       (2003-present), Phoenix Investment Partners, Ltd. Chief Financial Officer and
DOB: 11/24/52                     Vice President,  Treasurer or Assistant Treasurer, certain Funds within the Phoenix Fund Complex
Vice President, Treasurer and      served since    (1994-present).
Principal Accounting Officer           2000
------------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                       Served since    Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice
900 Third Avenue                       2004        President and Compliance Officer, certain of the Funds within the Phoenix Fund
New York, NY 10022                                 Complex; Vice President, The Zweig Total Return Fund, Inc. (2004-present); Vice
DOB: 9/23/45                                       President, The Zweig Fund, Inc. (2004-present); President and Director of
Vice President and Chief                           Watermark Securities, Inc. (1991-present); Assistant Secretary of Gotham Advisors
Compliance Officer                                 Inc. (1990-present); Secretary, Phoenix-Zweig Trust (1989-2003); Secretary,
                                                   Phoenix-Euclid Market Neutral Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. McGah                 Secretary since  Phoenix Life Insurance Company (October 2005-present). Chief Legal Officer and
One American Row                       2005        Secretary of five mutual funds and six variable annuity separate account within
Hartford, CT 06102                                 the Travelers Life & Annuity complex (2004-2005), Assistant Secretary (1995-2004)
DOB: 10/5/50                                       of five mutual funds and six variable annuity separate accounts within the
Vice President, Chief Legal                        Travelers Life & Annuity complex. Deputy General Counsel (1999-2005), The
Officer, Counsel and Secretary                     Travelers Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, MA 01301

BOARD OF TRUSTEES                          INVESTMENT ADVISORS
Frank M. Ellmer, CPA                       Phoenix Investment Counsel, Inc.
John A. Fabian                             56 Prospect Street
Roger A. Gelfenbien                        Hartford, CT 06115-0480
Eunice S. Groark
Frank E. Grzelecki                         Duff & Phelps Investment Management Co.
John R. Mallin                             55 East Monroe Street, Suite 3600
Philip R. McLoughlin                       Chicago, IL 60603
Philip K. Polkinghorn
                                           Engemann Asset Management
EXECUTIVE OFFICERS                         600 North Rosemead Boulevard
Philip R. McLoughlin, Chairman             Pasedena, CA 91107-2101
Philip K. Polkinghorn, President
Gina C. O'Connell, Senior Vice President   Phoenix Variable Advisors, Inc.
Nancy G. Curtiss, Vice President,          One American Row
   Treasurer, and Principal Accounting     Hartford, CT 06102-5056
   Officer
Marc Baltuch, Vice President and Chief     CUSTODIANS
   Compliance Officer                      State Street Bank and Trust Company
Kathleen A. McGah, Vice President, Chief   225 Franklin Street
   Legal Officer, Counsel and Secretary    Boston, MA 02110

                                           INDEPENDENT REGISTERED PUBLIC
                                           ACCOUNTING FIRM
                                           PricewaterhouseCoopers LLP
                                           125 High Street
                                           Boston, MA 02206-5501

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

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

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

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

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

[LOGO] PHOENIX (R)

G0144AR (C) 2006 The Phoenix Companies, Inc.                                2-06
BPD25360

                                SEMIANNUAL REPORT

                          THE PHOENIX EDGE SERIES FUND

                             Variable Products Fund


                                  JUNE 30, 2006


                                [LOGO] PHOENIX(R)

                          A MESSAGE FROM THE PRESIDENT

Dear Phoenix Edge Series Fund Shareholder:

      We are pleased to provide this report, which addresses performance of your Phoenix variable product's investment options for the six months ended June 30, 2006. It also includes information about portfolio holdings and transactions for the period.

      At Phoenix, we are focused on giving you a choice of quality investment options from an array of leading money managers from across the industry. That is why we recently expanded our options with new offerings from Franklin
Templeton, Neuberger Berman, Oppenheimer, PIMCO and Van Kampen. We also added four asset allocation portfolios, the Phoenix-S&P Dynamic Asset Allocation Series, subadvised by Standard & Poor's Investment Advisory Services, which provide built-in diversification according to your risk tolerance and active asset allocation using exchange-traded funds.

      For more information on the investment options currently available for your Phoenix variable product, please visit our Web site at
PhoenixWealthManagement.com or contact your financial professional. If you haven't reviewed your portfolio lately, this may be a good time to meet with him or her to make sure that your investments are still aligned with your present goals.

      Thank you for choosing a Phoenix variable product to be part of your financial plan.

Sincerely yours,


/s/ Philip K. Polkinghorn

Philip K. Polkinghorn
President, The Phoenix Edge Series Fund


JULY 2006


The preceding information is the opinion of the President of The Phoenix Edge Series Fund. There is no guarantee that market forecasts discussed will be realized.

                         THIS PAGE INTENTIONALLY BLANK.

                                      TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Glossary ................................................................................    4
Phoenix Capital Growth Series ...........................................................    5
Phoenix Mid-Cap Growth Series ...........................................................   10
Phoenix Strategic Theme Series ..........................................................   15
Phoenix-Aberdeen International Series ...................................................   20
Phoenix-AIM Growth Series ..............................................................    26
Phoenix-Alger Small-Cap Growth Series ...................................................   32
Phoenix-Alliance/Bernstein Enhanced Index Series ........................................   38
Phoenix-Duff & Phelps Real Estate Securities Series .....................................   45
Phoenix-Engemann Growth and Income Series ...............................................   50
Phoenix-Engemann Small-Cap Growth Series ................................................   57
Phoenix-Engemann Strategic Allocation Series ............................................   62
Phoenix-Goodwin Money Market Series .....................................................   72
Phoenix-Goodwin Multi-Sector Fixed Income Series ........................................   77
Phoenix-Goodwin Multi-Sector Short Term Bond Series .....................................   87
Phoenix-Kayne Rising Dividends Series ...................................................   95
Phoenix-Kayne Small-Cap Quality Value Series ............................................  100
Phoenix-Lazard International Equity Select Series .......................................  104
Phoenix-Northern Dow 30 Series ..........................................................  110
Phoenix-Northern Nasdaq-100 Index(R) Series .............................................  115
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth ..........................  121
Phoenix-S&P Dynamic Asset Allocation Series: Growth .....................................  125
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth ............................  129
Phoenix-S&P Dynamic Asset Allocation Series: Moderate ...................................  133
Phoenix-Sanford Bernstein Mid-Cap Value Series ..........................................  137
Phoenix-Sanford Bernstein Small-Cap Value Series ........................................  143
Phoenix-Van Kampen Comstock Series ......................................................  149
Notes to Financial Statements ...........................................................  154
Board of Trustees' Consideration of Investment Advisory and Subadvisory Agreements ......  166

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

      The advisors and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the series voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

      The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------
   Not FDIC Insured             No Bank Guarantee              May Lose Value
--------------------------------------------------------------------------------

                                    GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC

American Municipal Bond Assurance Corporation.

ETF (EXCHANGE TRADED FUND)

A Fund that tracks an index, but can be traded like a stock.

FGIC

Financial Guaranty Insurance Company.

FSA

Financial Security Assurance, Inc.

GDR (GLOBAL DEPOSITARY RECEIPT)

A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

MBIA

Municipal Bond Insurance Association.

NEW YORK SHARES (GUILDER SHARES)

Shares representing Dutch companies that are not permitted to trade outside of national borders.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Capital Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
            CAPITAL GROWTH SERIES             DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00         $  946.10          $4.45

   Hypothetical (5% return before expenses)        1,000.00          1,020.17           4.63

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.92%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                            29%
Health Care                                       16
Industrials                                       11
Financials                                        10
Consumer Staples                                   9
Consumer Discretionary                             9
Energy                                             7
Other                                              9

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--98.3%

AEROSPACE & DEFENSE--1.8%
   Rockwell Collins, Inc. .................................          123,600    $    6,905,532
                                                                                --------------
APPAREL RETAIL--0.8%
   American Eagle Outfitters, Inc. ........................           87,400         2,975,096
                                                                                --------------
APPLICATION SOFTWARE--3.9%
   Adobe Systems, Inc.(b) .................................          153,500         4,660,260
   Autodesk, Inc.(b) ......................................           63,100         2,174,426
   BEA Systems, Inc.(b) ...................................          635,200         8,314,768
                                                                                --------------
                                                                                    15,149,454
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--2.6%
   Northern Trust Corp. ...................................           85,500         4,728,150
   Nuveen Investments, Inc. Class A .......................          123,100         5,299,455
                                                                                --------------
                                                                                    10,027,605
                                                                                --------------
BIOTECHNOLOGY--2.7%
   Amgen, Inc.(b) .........................................           24,200         1,578,566
   Celgene Corp.(b) .......................................           61,800         2,931,174
   Gilead Sciences, Inc.(b) ...............................           99,700         5,898,252
                                                                                --------------
                                                                                    10,407,992
                                                                                --------------
COMMUNICATIONS EQUIPMENT--6.4%
   Cisco Systems, Inc.(b) .................................          522,000        10,194,660
   Motorola, Inc. .........................................          538,200        10,844,730
   Qualcomm, Inc. .........................................           91,300         3,658,391
                                                                                --------------
                                                                                    24,697,781
                                                                                --------------
COMPUTER HARDWARE--1.0%
   Dell, Inc.(b) ..........................................          163,000         3,978,830
                                                                                --------------
COMPUTER STORAGE & PERIPHERALS--3.9%
   EMC Corp.(b) ...........................................          477,800         5,241,466
   QLogic Corp.(b) ........................................          566,500         9,766,460
                                                                                --------------
                                                                                    15,007,926
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--1.8%
   Caterpillar, Inc. ......................................           95,000         7,075,600
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--1.0%
   Global Payments, Inc. ..................................           82,300         3,995,665
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--3.4%
   Dun & Bradstreet Corp.(b) ..............................          146,300        10,194,184
   Equifax, Inc. ..........................................           88,800         3,049,392
                                                                                --------------
                                                                                    13,243,576
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
DIVERSIFIED METALS & MINING--2.8%
   Freeport-McMoRan Copper & Gold, Inc.
      Class B (Indonesia) .................................          193,400    $   10,716,294
                                                                                --------------
HEALTH CARE DISTRIBUTORS--0.9%
   AmerisourceBergen Corp. ................................           87,300         3,659,616
                                                                                --------------
HEALTH CARE EQUIPMENT--1.6%
   Biomet, Inc. ...........................................          197,300         6,173,517
                                                                                --------------
HEALTH CARE SERVICES--1.2%
   Express Scripts, Inc.(b) ...............................           64,600         4,634,404
                                                                                --------------
HEALTH CARE TECHNOLOGY--0.9%
   IMS Health, Inc. .......................................          131,000         3,517,350
                                                                                --------------
HOUSEHOLD PRODUCTS--4.6%
   Colgate-Palmolive Co. ..................................           98,300         5,888,170
   Procter & Gamble Co. (The) .............................          217,600        12,098,560
                                                                                --------------
                                                                                    17,986,730
                                                                                --------------
HYPERMARKETS & SUPER CENTERS--1.0%
   Costco Wholesale Corp. .................................           68,200         3,896,266
                                                                                --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--3.5%
   AES Corp. (The)(b) .....................................          252,300         4,654,935
   TXU Corp. ..............................................          147,200         8,801,088
                                                                                --------------
                                                                                    13,456,023
                                                                                --------------
INDUSTRIAL CONGLOMERATES--2.5%
   General Electric Co. ...................................          296,700         9,779,232
                                                                                --------------
INDUSTRIAL MACHINERY--1.9%
   Danaher Corp. ..........................................           61,500         3,955,680
   ITT Corp. ..............................................           69,300         3,430,350
                                                                                --------------
                                                                                     7,386,030
                                                                                --------------
INTEGRATED OIL & GAS--2.4%
   ConocoPhillips .........................................           58,000         3,800,740
   Exxon Mobil Corp. ......................................           31,300         1,920,255
   Marathon Oil Corp. .....................................           41,200         3,431,960
                                                                                --------------
                                                                                     9,152,955
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--1.9%
   Lehman Brothers Holdings, Inc. .........................           47,400         3,088,110
   Schwab (Charles) Corp. (The) ...........................          274,400         4,384,912
                                                                                --------------
                                                                                     7,473,022
                                                                                --------------

                        See Notes to Financial Statements

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

                                                                  SHARES            VALUE
                                                              --------------    --------------
LEISURE PRODUCTS--0.9%
   Marvel Entertainment, Inc.(b) ..........................          184,300    $    3,686,000
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--0.5%
   Waters Corp.(b) ........................................           45,800         2,033,520
                                                                                --------------
MANAGED HEALTH CARE--4.2%
   Aetna, Inc. ............................................           60,500         2,415,765
   Sierra Health Services, Inc.(b) ........................           98,100         4,417,443
   UnitedHealth Group, Inc. ...............................          102,000         4,567,560
   WellPoint, Inc.(b) .....................................           66,600         4,846,482
                                                                                --------------
                                                                                    16,247,250
                                                                                --------------
MOVIES & ENTERTAINMENT--0.6%
   Time Warner, Inc. ......................................          135,300         2,340,690
                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES--0.9%
   Schlumberger Ltd. ......................................           57,000         3,711,270
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--2.4%
   Kerr-McGee Corp. .......................................          132,700         9,202,745
                                                                                --------------
OIL & GAS REFINING & MARKETING--1.0%
   Valero Energy Corp. ....................................           59,800         3,977,896
                                                                                --------------
PACKAGED FOODS & MEATS--2.1%
   Campbell Soup Co. ......................................          215,100         7,982,361
                                                                                --------------
PHARMACEUTICALS--5.4%
   King Pharmaceuticals, Inc.(b) ..........................          350,700         5,961,900
   Merck & Co., Inc. ......................................           72,900         2,655,747
   Mylan Laboratories, Inc. ...............................          287,100         5,742,000
   Pfizer, Inc. ...........................................          290,500         6,818,035
                                                                                --------------
                                                                                    21,177,682
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--1.8%
   Berkley (W.R.) Corp. ...................................          201,100         6,863,543
                                                                                --------------
RESTAURANTS--3.0%
   Brinker International, Inc. ............................          123,700         4,490,310
   Starbucks Corp.(b) .....................................           95,100         3,590,976
   Yum! Brands, Inc. ......................................           71,000         3,569,170
                                                                                --------------
                                                                                    11,650,456
                                                                                --------------
SEMICONDUCTOR EQUIPMENT--0.5%
   Lam Research Corp.(b) ..................................           43,000         2,004,660
                                                                                --------------
SEMICONDUCTORS--6.8%
   Intel Corp. ............................................          247,600         4,692,020
   Micron Technology, Inc.(b) .............................          250,900         3,778,554
   National Semiconductor Corp. ...........................          288,000         6,868,800
   NVIDIA Corp.(b) ........................................          204,600         4,355,934
   Texas Instruments, Inc. ................................          217,900         6,600,191
                                                                                --------------
                                                                                    26,295,499
                                                                                --------------
SOFT DRINKS--1.6%
   Pepsi Bottling Group, Inc. (The) .......................          194,700         6,259,605
                                                                                --------------
SPECIALIZED FINANCE--2.5%
   Moody's Corp. ..........................................          177,100         9,644,866
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
SPECIALTY STORES--3.9%
   Barnes & Noble, Inc. ...................................           97,000    $    3,540,500
   Office Depot, Inc.(b) ..................................          109,100         4,145,800
   Staples, Inc. ..........................................          133,500         3,246,720
   Tiffany & Co. ..........................................          133,700         4,414,774
                                                                                --------------
                                                                                    15,347,794
                                                                                --------------
SYSTEMS SOFTWARE--5.3%
   Microsoft Corp. ........................................          333,700         7,775,210
   Oracle Corp.(b) ........................................          875,200        12,681,648
                                                                                --------------
                                                                                    20,456,858
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
   Sprint Nextel Corp. ....................................           83,200         1,663,168
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $361,374,337) ..........................................       381,842,359
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.3%
   (Identified Cost $361,374,337) ..........................................       381,842,359
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
SHORT-TERM INVESTMENTS--1.8%

COMMERCIAL PAPER(c)--1.8%
   Sysco Corp. 5.27%, 7/3/06 ..............................   $        2,575         2,574,246
   George Street Finance LLC 5.26%, 7/19/06 ...............            3,000         2,992,110
   Private Export Fund Corp. 5.04%, 8/10/06 ...............            1,275         1,267,893
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $6,834,216) ............................................         6,834,249
                                                                                --------------
TOTAL INVESTMENTS--100.1%
   (Identified cost $368,208,553) ..........................................       388,676,608(a)
   Other assets and liabilities, net--(0.1)% ...............................          (405,273)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  388,271,335
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,167,259 and gross depreciation of $3,370,512 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $372,879,861.

(b)   Non-income producing.

(c)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $368,208,553) .........................         $  388,676,608
Cash ..................................................................................                  2,757
Receivables
   Interest ...........................................................................                113,749
   Fund shares sold ...................................................................                 56,096
   Tax reclaims .......................................................................                    529
Prepaid expenses ......................................................................                    276
                                                                                                --------------
     Total assets .....................................................................            388,850,015
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                133,770
   Investment advisory fee ............................................................                217,200
   Printing fee .......................................................................                132,656
   Financial agent fee ................................................................                 29,852
   Administration fee .................................................................                 20,693
   Trustees' fee ......................................................................                 17,386
   Other accrued expenses .............................................................                 27,123
                                                                                                --------------
     Total liabilities ................................................................                578,680
                                                                                                --------------
NET ASSETS ............................................................................         $  388,271,335
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $  640,890,305
   Undistributed net investment income ................................................                271,556
   Accumulated net realized loss ......................................................           (273,358,581)
   Net unrealized appreciation ........................................................             20,468,055
                                                                                                --------------
NET ASSETS ............................................................................         $  388,271,335
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......             27,786,858
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        13.97
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $    1,746,908
   Interest ...........................................................................                513,438
   Security lending ...................................................................                 13,281
   Foreign taxes withheld .............................................................                (18,789)
                                                                                                --------------
     Total investment income ..........................................................              2,254,838
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................              1,461,030
   Financial agent fee ................................................................                147,894
   Administration fee .................................................................                139,904
   Printing ...........................................................................                113,731
   Trustees ...........................................................................                 26,200
   Custodian ..........................................................................                 16,922
   Professional .......................................................................                 15,478
   Miscellaneous ......................................................................                 62,894
                                                                                                --------------
     Total expenses ...................................................................              1,984,053
   Custodian fees paid indirectly .....................................................                   (771)
                                                                                                --------------
     Net expenses .....................................................................              1,983,282
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                271,556
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................             34,974,523
   Net change in unrealized appreciation (depreciation) on investments ................            (58,061,487)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................            (23,086,964)
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $  (22,815,408)
                                                                                                ==============

                        See Notes to Financial Statements

                          PHOENIX CAPITAL GROWTH SERIES
                (FORMERLY PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
  Net investment income (loss) .............................................  $      271,556    $      299,182
  Net realized gain (loss) .................................................      34,974,523        39,046,336
  Net change in unrealized appreciation (depreciation) .....................     (58,061,487)      (25,108,817)
                                                                              --------------    --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............     (22,815,408)       14,236,701
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................              --          (300,910)
                                                                              --------------    --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................              --          (300,910)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (344,571 and 536,953 shares, respectively) .       4,998,392         7,493,062
  Net asset value of shares issued from reinvestment of distributions
    (0 and 20,185 shares, respectively) ....................................              --           300,910
  Cost of shares repurchased (3,868,015 and 8,934,866 shares, respectively)      (56,313,693)     (124,842,679)
                                                                              --------------    --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................     (51,315,301)     (117,048,707)
                                                                              --------------    --------------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................     (74,130,709)     (103,112,916)

NET ASSETS
  Beginning of period ......................................................     462,402,044       565,514,960
                                                                              --------------    --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $271,556 AND $0, RESPECTIVELY] ...............................  $  388,271,335    $  462,402,044
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS
                                                ENDED
                                              JUNE 30,                             YEAR ENDED DECEMBER 31,
                                                2006           ----------------------------------------------------------------
                                             (UNAUDITED)         2005           2004         2003         2002         2001(2)
                                             -----------       ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period .....   $     14.77       $   14.25      $   13.69    $   10.84    $   14.41     $   22.49

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........          0.01(3)         0.01(3)        0.11         0.01         0.01            --(1)
   Net realized and unrealized gain (loss)         (0.81)           0.52           0.57         2.85        (3.58)        (7.72)
                                             -----------       ---------      ---------    ---------    ---------     ---------
     Total from investment operations ....         (0.80)           0.53           0.68         2.86        (3.57)        (7.72)
                                             -----------       ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ..            --           (0.01)         (0.12)       (0.01)          --         (0.01)
   Distributions from net realized gains .            --              --             --           --           --         (0.35)
                                             -----------       ---------      ---------    ---------    ---------     ---------
     TOTAL DISTRIBUTIONS .................            --           (0.01)         (0.12)       (0.01)          --         (0.36)
                                             -----------       ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE ................         (0.80)           0.52           0.56         2.85        (3.57)        (8.08)
                                             -----------       ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ...........   $     13.97       $   14.77      $   14.25    $   13.69    $   10.84     $   14.41
                                             ===========       =========      =========    =========    =========     =========
Total return .............................         (5.39)%(5)       3.71%          4.97%       26.49%      (24.81)%      (34.57)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .   $   388,271       $ 462,402      $ 565,515    $ 632,025    $ 571,076     $ 937,569

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ....................          0.92%(4)        0.89%          0.87%        0.85%        0.75%         0.72%
   Net investment income (loss) ..........          0.13%(4)        0.06%          0.72%        0.07%        0.08%         0.01%
Portfolio turnover .......................           135%(5)          73%            50%          41%         115%           58%

(1)   Amount is less than $0.01.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets.

(3)   Computed using average shares outstanding.

(4)   Annualized.

(5)   Not annualized.

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Mid-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
            MID-CAP GROWTH SERIES             DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00         $1,008.70         $5.73

   Hypothetical (5% return before expenses)        1,000.00          1,019.03          5.77

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.15%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                          PHOENIX MID-CAP GROWTH SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                            23%
Information Technology                            20
Health Care                                       18
Industrials                                       13
Energy                                             9
Financials                                         9
Telecommunication Services                         4
Other                                              4

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--92.0%

AEROSPACE & DEFENSE--3.4%
   Precision Castparts Corp. ..............................           26,400    $    1,577,664
                                                                                --------------
APPAREL RETAIL--3.7%
   DSW, Inc. Class A(b) ...................................           46,800         1,704,456
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--6.3%
   Carter's, Inc.(b) ......................................           50,000         1,321,500
   Polo Ralph Lauren Corp. ................................           29,400         1,614,060
                                                                                --------------
                                                                                     2,935,560
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--3.5%
   T. Rowe Price Group, Inc. ..............................           43,600         1,648,516
                                                                                --------------
CATALOG RETAIL--3.4%
   Coldwater Creek, Inc.(b) ...............................           59,025         1,579,509
                                                                                --------------
COMMUNICATIONS EQUIPMENT--2.8%
   Comverse Technology, Inc.(b) ...........................           23,100           456,687
   Finisar Corp.(b) .......................................          257,400           841,698
                                                                                --------------
                                                                                     1,298,385
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--3.2%
   CheckFree Corp.(b) .....................................           29,950         1,484,322
                                                                                --------------
EDUCATION SERVICES--2.8%
   Bright Horizons Family Solutions, Inc.(b) ..............           35,300         1,330,457
                                                                                --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.1%
   Amphenol Corp. Class A .................................           17,250           965,310
                                                                                --------------
HEALTH CARE EQUIPMENT--10.8%
   Hologic, Inc.(b) .......................................           35,700         1,762,152
   Intuitive Surgical, Inc.(b) ............................           16,300         1,922,911
   ResMed, Inc.(b) ........................................           17,700           831,015
   Respironics, Inc.(b) ...................................           14,300           489,346
                                                                                --------------
                                                                                     5,005,424
                                                                                --------------
HEALTH CARE FACILITIES--4.9%
   Psychiatric Solutions, Inc.(b) .........................           49,400         1,415,804
   Sunrise Senior Living, Inc.(b) .........................           30,900           854,385
                                                                                --------------
                                                                                     2,270,189
                                                                                --------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--4.2%
   Robert Half International, Inc. ........................           46,650         1,959,300
                                                                                --------------
INTERNET SOFTWARE & SERVICES--4.3%
   Akamai Technologies, Inc.(b) ...........................           55,000         1,990,450
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
INVESTMENT BANKING & BROKERAGE--3.2%
   Greenhill & Co., Inc. ..................................           24,300    $    1,476,468
                                                                                --------------
IT CONSULTING & OTHER SERVICES--2.9%
   Cognizant Technology Solutions Corp. Class A(b) ........           15,250         1,027,393
   SRA International, Inc. Class A(b) .....................           12,400           330,212
                                                                                --------------
                                                                                     1,357,605
                                                                                --------------
LEISURE FACILITIES--4.3%
   Life Time Fitness, Inc.(b) .............................           43,200         1,998,864
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--1.7%
   Ventana Medical Systems, Inc.(b) .......................           17,000           802,060
                                                                                --------------
MANAGED HEALTH CARE--2.4%
   WellCare Health Plans, Inc.(b) .........................           22,900         1,123,245
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--6.2%
   Denbury Resources, Inc.(b) .............................           38,850         1,230,380
   Range Resources Corp. ..................................           61,050         1,659,949
                                                                                --------------
                                                                                     2,890,329
                                                                                --------------
RESTAURANTS--2.2%
   Panera Bread Co. Class A(b) ............................           15,050         1,011,962
                                                                                --------------
SEMICONDUCTORS--1.7%
   Intersil Corp. Class A .................................           34,950           812,588
                                                                                --------------
SYSTEMS SOFTWARE--2.7%
   Red Hat, Inc.(b) .......................................           53,200         1,244,880
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--5.1%
   Fastenal Co. ...........................................           35,450         1,428,280
   WESCO International, Inc.(b) ...........................           13,450           928,050
                                                                                --------------
                                                                                     2,356,330
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--4.2%
   NII Holdings, Inc.(b) ..................................           34,450         1,942,291
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $38,006,173) ...........................................        42,766,164
                                                                                --------------
FOREIGN COMMON STOCKS(c)--2.7%

OIL & GAS DRILLING--2.7%
   Nabors Industries Ltd. (United States)(b) ..............           37,400         1,263,746
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,236,005) ............................................         1,263,746
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--94.7%
   (Identified Cost $39,242,178) ...........................................        44,029,910
                                                                                --------------

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--3.4%

MONEY MARKET MUTUAL FUNDS--2.5%
   SSgA Money Market Fund
     (4.73% seven day effective yield) ....................        1,182,000    $    1,182,000
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
REPURCHASE AGREEMENTS--0.9%
   State Street Bank and Trust Co.
     repurchase agreement 1.50%
     dated 6/30/06, due 7/3/06,
     repurchase price $407,051
     collateralized by U.S.
     Treasury Note 7.25%, 5/15/16
     market value $418,388 ................................   $          407           407,000
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,589,000) ............................................         1,589,000
                                                                                --------------
TOTAL INVESTMENTS--98.1%
   (Identified cost $40,831,178) ...........................................        45,618,910(a)
   Other assets and liabilities, net--1.9% .................................           893,625
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   46,512,535
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,128,845 and gross depreciation of $1,352,046 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $40,842,111.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $40,831,178) ..........................         $   45,618,910
Cash ..................................................................................                    444
Receivables
   Investment securities sold .........................................................                894,234
   Fund shares sold ...................................................................                 74,497
   Dividends and interest .............................................................                 14,138
Prepaid expenses ......................................................................                     26
                                                                                                --------------
     Total assets .....................................................................             46,602,249
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                  5,364
   Investment advisory fee ............................................................                 34,216
   Printing fee .......................................................................                 20,711
   Professional fee ...................................................................                 18,420
   Financial agent fee ................................................................                  6,753
   Administration fee .................................................................                  2,427
   Trustees' fee ......................................................................                    484
   Other accrued expenses .............................................................                  1,339
                                                                                                --------------
     Total liabilities ................................................................                 89,714
                                                                                                --------------
NET ASSETS ............................................................................         $   46,512,535
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   69,837,474
   Accumulated net investment loss ....................................................               (196,348)
   Accumulated net realized loss ......................................................            (27,916,323)
   Net unrealized appreciation ........................................................              4,787,732
                                                                                                --------------
NET ASSETS ............................................................................         $   46,512,535
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              3,566,575
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        13.04
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $       51,277
   Interest ...........................................................................                 28,309
                                                                                                --------------
     Total investment income ..........................................................                 79,586
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                191,954
   Financial agent fee ................................................................                 30,915
   Administration fee .................................................................                 15,596
   Printing ...........................................................................                 16,383
   Professional .......................................................................                 15,478
   Trustees ...........................................................................                  8,769
   Custodian ..........................................................................                  2,902
   Miscellaneous ......................................................................                  8,973
                                                                                                --------------
     Total expenses ...................................................................                290,970
   Less expenses reimbursed by investment advisor .....................................                (14,983)
   Custodian fees paid indirectly .....................................................                    (53)
                                                                                                --------------
     Net expenses .....................................................................                275,934
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................               (196,348)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                540,414
   Net change in unrealized appreciation (depreciation) on investments ................               (189,775)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                350,639
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $      154,291
                                                                                                ==============

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss).............................................  $     (196,348)   $     (393,778)
   Net realized gain (loss) ................................................         540,414         7,113,670
   Net change in unrealized appreciation (depreciation).....................        (189,775)       (4,941,763)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............         154,291         1,778,129
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (433,055 and 586,640 shares, respectively).       6,036,198         7,142,404
   Cost of shares repurchased (514,297 and 1,989,488 shares, respectively)..      (6,839,615)      (24,439,579)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............        (803,417)      (17,297,175)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................        (649,126)      (15,519,046)

NET ASSETS
   Beginning of period .....................................................      47,161,661        62,680,707
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF $(196,348) AND $0,
     RESPECTIVELY] .........................................................  $   46,512,535    $   47,161,661
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS
                                                ENDED
                                              JUNE 30,                             YEAR ENDED DECEMBER 31,
                                                2006           ----------------------------------------------------------------
                                             (UNAUDITED)          2005           2004         2003         2002          2001
                                             -----------       ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period .....   $     12.93       $   12.41      $   11.63    $    9.03    $   13.37     $   17.90

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) .......         (0.05)          (0.09)         (0.06)       (0.07)       (0.07)        (0.08)
   Net realized and unrealized gain (loss)          0.16            0.61           0.84         2.67        (4.27)        (4.45)
                                             -----------       ---------      ---------    ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS ....          0.11            0.52           0.78         2.60        (4.34)        (4.53)
                                             -----------       ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE ................          0.11            0.52           0.78         2.60        (4.34)        (4.53)
                                             -----------       ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ...........   $     13.04       $   12.93      $   12.41    $   11.63    $    9.03     $   13.37
                                             ===========       =========      =========    =========    =========     =========
Total return .............................          0.87%(3)        4.18%          6.72%       28.83%      (32.50)%      (25.28)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .   $    46,513       $  47,162      $  62,681    $  61,294    $  48,149     $  68,895

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................          1.15%(2)        1.15%          1.15%        1.15%        1.11%         1.05%
   Gross operating expenses ..............          1.21%(2)        1.21%          1.18%        1.16%        1.14%         1.10%
   Net investment income (loss) ..........         (0.82)%(2)      (0.76)%        (0.53)%      (0.67)%      (0.62)%       (0.52)%
Portfolio turnover .......................            38%(3)         178%           175%         174%         128%          137%

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Strategic Theme Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
            STRATEGIC THEME SERIES            DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00         $1,009.20         $5.18

   Hypothetical (5% return before expenses)        1,000.00          1,019.58          5.22

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.04%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                         PHOENIX STRATEGIC THEME SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                           6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                            24%
Information Technology                            20
Health Care                                       19
Industrials                                       13
Energy                                             9
Financials                                         9
Telecommunication Services                         4
Other                                              2

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--94.5%

AEROSPACE & DEFENSE--3.5%
   Precision Castparts Corp. ..............................           32,600    $    1,948,176
                                                                                --------------
APPAREL RETAIL--3.6%
   DSW, Inc. Class A(b) ...................................           55,300         2,014,026
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--6.5%
   Carter's, Inc.(b) ......................................           60,700         1,604,301
   Polo Ralph Lauren Corp. ................................           35,950         1,973,655
                                                                                --------------
                                                                                     3,577,956
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--3.6%
   T. Rowe Price Group, Inc. ..............................           52,900         2,000,149
                                                                                --------------
CATALOG RETAIL--3.4%
   Coldwater Creek, Inc.(b) ...............................           71,175         1,904,643
                                                                                --------------
COMMUNICATIONS EQUIPMENT--2.8%
   Comverse Technology, Inc.(b) ...........................           27,700           547,629
   Finisar Corp.(b) .......................................          307,750         1,006,343
                                                                                --------------
                                                                                     1,553,972
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--3.3%
   CheckFree Corp.(b) .....................................           36,750         1,821,330
                                                                                --------------
EDUCATION SERVICES--2.9%
   Bright Horizons Family Solutions, Inc.(b) ..............           43,000         1,620,670
                                                                                --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.1%
   Amphenol Corp. Class A .................................           20,650         1,155,574
                                                                                --------------
HEALTH CARE EQUIPMENT--11.4%
   Hologic, Inc.(b) .......................................           47,350         2,337,196
   Intuitive Surgical, Inc.(b) ............................           20,100         2,371,197
   ResMed, Inc.(b) ........................................           21,650         1,016,467
   Respironics, Inc.(b) ...................................           17,150           586,873
                                                                                --------------
                                                                                     6,311,733
                                                                                --------------
HEALTH CARE FACILITIES--5.0%
   Psychiatric Solutions, Inc.(b) .........................           59,600         1,708,136
   Sunrise Senior Living, Inc.(b) .........................           38,150         1,054,847
                                                                                --------------
                                                                                     2,762,983
                                                                                --------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--4.3%
   Robert Half International, Inc. ........................           56,950         2,391,900
                                                                                --------------
INTERNET SOFTWARE & SERVICES--4.3%
   Akamai Technologies, Inc.(b) ...........................           65,500         2,370,445
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
INVESTMENT BANKING & BROKERAGE--3.3%
   Greenhill & Co., Inc. ..................................           29,750    $    1,807,610
                                                                                --------------
IT CONSULTING & OTHER SERVICES--3.0%
   Cognizant Technology Solutions Corp. Class A(b).........           18,300         1,232,871
   SRA International, Inc. Class A(b) .....................           15,300           407,439
                                                                                --------------
                                                                                     1,640,310
                                                                                --------------
LEISURE FACILITIES--4.4%
   Life Time Fitness, Inc.(b) .............................           52,850         2,445,370
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--1.7%
   Ventana Medical Systems, Inc.(b) .......................           19,950           941,241
                                                                                --------------
MANAGED HEALTH CARE--2.5%
   WellCare Health Plans, Inc.(b) .........................           28,300         1,388,115
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--6.9%
   Denbury Resources, Inc.(b) .............................           47,000         1,488,490
   Range Resources Corp. ..................................           84,975         2,310,470
                                                                                --------------
                                                                                     3,798,960
                                                                                --------------
RESTAURANTS--2.2%
   Panera Bread Co. Class A(b) ............................           18,200         1,223,768
                                                                                --------------
SEMICONDUCTORS--1.7%
   Intersil Corp. Class A .................................           41,100           955,575
                                                                                --------------
SYSTEMS SOFTWARE--2.7%
   Red Hat, Inc.(b) .......................................           63,300         1,481,220
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--5.1%
   Fastenal Co. ...........................................           42,700         1,720,383
   WESCO International, Inc.(b) ...........................           16,100         1,110,900
                                                                                --------------
                                                                                     2,831,283
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--4.3%
   NII Holdings, Inc.(b) ..................................           42,400         2,390,512
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $46,416,015) ...........................................        52,337,521
                                                                                --------------
FOREIGN COMMON STOCKS(c)--2.3%

OIL & GAS DRILLING--2.3%
   Nabors Industries Ltd. (United States)(b) ..............           38,150         1,289,089
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,261,074) ............................................         1,289,089
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--96.8%
   (Identified Cost $47,677,089) ...........................................        53,626,610
                                                                                --------------

                        See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--1.3%

REPURCHASE AGREEMENTS--1.3%
   State Street Bank and Trust Co.
     repurchase agreement 1.50%
     dated 6/30/06, due 7/3/06,
     repurchase price $700,088,
     collateralized by U.S. Treasury
     Note 4.25%, 8/15/15 market
     value $715,296 .......................................   $          700    $      700,000
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $700,000) ..............................................           700,000
                                                                                --------------
TOTAL INVESTMENTS--98.1%
   (Identified cost $48,377,089) ...........................................        54,326,610(a)
   Other assets and liabilities, net--1.9% .................................         1,038,841
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   55,365,451
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,653,706 and gross depreciation of $1,717,355 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $48,390,259.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $48,377,089) ..........................         $   54,326,610
Cash ..................................................................................                    464
Receivables
   Investment securities sold .........................................................              1,088,446
   Fund shares sold ...................................................................                 38,751
   Dividends and interest .............................................................                 11,830
Prepaid expenses ......................................................................                     34
                                                                                                --------------
     Total assets .....................................................................             55,466,135
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                 22,820
   Investment advisory fee ............................................................                 43,604
   Printing fee .......................................................................                 14,148
   Professional fee ...................................................................                  7,490
   Financial agent fee ................................................................                  7,423
   Administration fee .................................................................                  2,880
   Trustees' fee ......................................................................                    968
   Other accrued expenses .............................................................                  1,351
                                                                                                --------------
     Total liabilities ................................................................                100,684
                                                                                                --------------
NET ASSETS ............................................................................         $   55,365,451
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $  138,269,220
   Accumulated net investment loss ....................................................               (216,275)
   Accumulated net realized loss ......................................................            (88,637,015)
   Net unrealized appreciation ........................................................              5,949,521
                                                                                                --------------
NET ASSETS ............................................................................         $   55,365,451
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              5,251,297
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        10.54
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $       62,727
   Interest ...........................................................................                 24,177
                                                                                                --------------
     Total investment income ..........................................................                 86,904
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                218,523
   Financial agent fee ................................................................                 34,169
   Administration fee .................................................................                 18,939
   Trustees ...........................................................................                  9,268
   Printing ...........................................................................                  9,105
   Professional .......................................................................                  4,548
   Custodian ..........................................................................                  2,743
   Miscellaneous ......................................................................                  5,918
                                                                                                --------------
     Total expenses ...................................................................                303,213
   Custodian fees paid indirectly .....................................................                    (34)
                                                                                                --------------
     Net expenses .....................................................................                303,179
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................               (216,275)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................               (777,163)
   Net change in unrealized appreciation (depreciation) on investments ................              1,354,219
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                577,056
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $      360,781
                                                                                                ==============

                        See Notes to Financial Statements

                         PHOENIX STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                                   ENDED          YEAR ENDED
                                                                               JUNE 30, 2006     DECEMBER 31,
                                                                                (UNAUDITED)          2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $     (216,275)   $     (288,025)
   Net realized gain (loss) ................................................        (777,163)        4,293,966
   Net change in unrealized appreciation (depreciation) ....................       1,354,219        (4,002,277)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............         360,781             3,664
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (542,020 and 141,242 shares, respectively)        6,116,533         1,417,411
   Cost of shares repurchased (842,674 and 1,953,579 shares, respectively) .      (9,110,816)      (19,461,529)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............      (2,994,283)      (18,044,118)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      (2,633,502)      (18,040,454)

NET ASSETS
   Beginning of period .....................................................      57,998,953        76,039,407
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF $(216,275) AND $0, RESPECTIVELY]  $   55,365,451    $   57,998,953
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS
                                               ENDED
                                              JUNE 30,                            YEAR ENDED DECEMBER 31,
                                                2006           ------------------------------------------------------------------
                                             (UNAUDITED)         2005          2004          2003           2002          2001
                                             -----------       ---------     ---------     ---------     ---------      ---------
Net asset value, beginning of period ......  $     10.45       $   10.33     $    9.79     $    7.13     $   10.97      $   15.52

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ........        (0.04)          (0.05)        (0.02)        (0.02)        (0.04)         (0.04)
   Net realized and unrealized gain (loss)          0.13            0.17          0.56          2.68         (3.80)         (4.15)
                                             -----------       ---------     ---------     ---------     ---------      ---------
     TOTAL FROM INVESTMENT OPERATIONS .....         0.09            0.12          0.54          2.66         (3.84)         (4.19)
                                             -----------       ---------     ---------     ---------     ---------      ---------
LESS DISTRIBUTIONS
   Distributions from net realized gains ..           --              --            --            --            --          (0.36)
                                             -----------       ---------     ---------     ---------     ---------      ---------
     TOTAL DISTRIBUTIONS ..................           --              --            --            --            --          (0.36)
                                             -----------       ---------     ---------     ---------     ---------      ---------
CHANGE IN NET ASSET VALUE .................         0.09            0.12          0.54          2.66         (3.84)         (4.55)
                                             -----------       ---------     ---------     ---------     ---------      ---------
NET ASSET VALUE, END OF PERIOD ............  $     10.54       $   10.45     $   10.33     $    9.79     $    7.13      $   10.97
                                             ===========       =========     =========     =========     =========      =========
Total return ..............................         0.92%(3)        1.18%         5.44%        37.26%       (34.98)%       (27.36)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..  $    55,365       $  57,999     $  76,039     $  88,712     $  71,464      $ 140,096

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses .....................         1.04%(2)        1.10%         1.08%         1.05%         1.00%          0.96%
   Gross operating expenses ...............         1.04%(2)        1.15%         1.08%         1.05%         1.00%          0.96%
   Net investment income (loss) ...........        (0.74)%(2)      (0.45)%       (0.21)%       (0.29)%       (0.41)%        (0.30)%
Portfolio turnover ........................           37%(3)         182%          171%          101%          128%           162%

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Aberdeen International Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE      DURING
        ABERDEEN INTERNATIONAL SERIES         DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00         $1,106.10         $5.58

   Hypothetical (5% return before expenses)        1,000.00          1,019.43          5.37

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.07%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS (UNAUDITED)                                           6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                             23%
United Kingdom                                    15
Germany                                            9
Hong Kong                                          6
Brazil                                             4
Switzerland                                        3
Italy                                              3
Other                                             37

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES             VALUE
                                                              --------------    --------------
FOREIGN COMMON STOCKS(b)--94.6%

BELGIUM--2.6%
  Belgacom SA (Integrated
    Telecommunication Services) ...........................          156,800    $    5,200,394
                                                                                --------------
BRAZIL--4.4%
  Petroleo Brasileiro S.A. ADR
    (Integrated Oil & Gas)(c) .............................          111,000         8,862,240
                                                                                --------------
CHINA--1.6%
  PetroChina Co. Ltd. Class H
    (Integrated Oil & Gas) ................................        3,004,000         3,210,435
                                                                                --------------
FRANCE--2.1%
  PSA Peugeot Citroen SA
    (Automobile Manufacturers)(c) .........................           66,600         4,144,238
                                                                                --------------
GERMANY--10.6%
  Commerzbank AG (Diversified Banks) ......................          163,700         5,954,783
  Deutsche Post AG Registered Shares
    (Air Freight & Logistics) .............................          114,200         3,061,576
  Deutsche Post Bank AG (Diversified Banks)(c) ............           84,400         6,073,372
  E.ON AG (Electric Utilities)(c) .........................           55,800         6,423,391
                                                                                --------------
                                                                                    21,513,122
                                                                                --------------
HONG KONG--6.9%
  China Mobile Ltd. (Wireless
    Telecommunication Services) ...........................        1,447,500         8,275,369
  Swire Pacific Ltd. Class B (Multi-Sector Holdings) ......        2,982,500         5,722,062
                                                                                --------------
                                                                                    13,997,431
                                                                                --------------
INDIA--1.1%
  ICICI Bank Ltd. Sponsored ADR
    (Diversified Banks)(c) ................................           93,200         2,204,180
                                                                                --------------
ITALY--3.5%
  ENI S.p.A. (Integrated Oil & Gas)(c) ....................          105,500         3,107,664
  Snam Rete Gas S.p.A. (Gas Utilities) ....................          893,000         3,926,285
                                                                                --------------
                                                                                     7,033,949
                                                                                --------------
JAPAN--26.8%
  Bank of Kyoto Ltd. (The) (Regional Banks) ...............          517,000         5,579,299
  Canon, Inc. (Office Electronics)(c) .....................          157,500         7,720,858
  Daito Trust Construction Co. Ltd. (Homebuilding) ........          108,200         5,994,303
  Mitsubishi UFJ Financial Group, Inc.
    (Diversified Banks) ...................................              524         7,326,110
  NTT DoCoMo, Inc. (Wireless
    Telecommunication Services) ...........................            2,670         3,919,608
  ORIX Corp. (Consumer Finance) ...........................           15,000         3,663,492

                                                                  SHARES            VALUE
                                                              --------------    --------------
JAPAN--CONTINUED
  Seino Holdings Co. Ltd. (Trucking)(c) ...................          495,000    $    5,225,096
  Seven and I Holdings Co. Ltd. (Food Retail)(c) ..........          141,000         4,644,967
  Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals) ........           96,000         5,972,737
  Toyota Motor Corp. (Automobile Manufacturers) ...........           81,000         4,239,689
                                                                                --------------
                                                                                    54,286,159
                                                                                --------------
MEXICO--2.6%
  Grupo Aeroportuario del Sureste
    S.A. de C.V. ADR (Airport Services)(c) ................          155,700         5,229,963
                                                                                --------------
NETHERLANDS--2.0%
  ING Groep N.V. (Other Diversified
    Financial Services) ...................................          104,000         4,087,743
                                                                                --------------
PORTUGAL--2.3%
  Portugal Telecom SGPS S.A. (Integrated
    Telecommunication Services) ...........................          378,500         4,570,098
                                                                                --------------
SINGAPORE--2.0%
  Oversea-Chinese Banking Corp. Ltd.
    (Diversified Banks) ...................................          993,400         4,142,174
                                                                                --------------
SWEDEN--2.2%
  Nordea Bank AB (Diversified Banks) ......................          366,000         4,373,641
                                                                                --------------
SWITZERLAND--4.0%
  Nestle S.A. Registered Shares
    (Packaged Foods & Meats)(c) ...........................            7,200         2,261,502
  Zurich Financial Services AG Registered Shares
    (Multi-line Insurance)(c) .............................           26,600         5,831,091
                                                                                --------------
                                                                                     8,092,593
                                                                                --------------
TAIWAN--2.7%
  Taiwan Semiconductor Manufacturing Co. Ltd.
    Sponsored ADR (Semiconductors)(c) .....................          601,514         5,521,900
                                                                                --------------
UNITED KINGDOM--17.2%
  AstraZeneca plc (Pharmaceuticals) .......................           70,000         4,225,086
  British American Tobacco plc (Tobacco) ..................          129,600         3,264,146
  Centrica plc (Multi-Utilities) ..........................        1,276,000         6,730,754
  Morrison (WM.) Supermarkets plc (Food Retail) ...........        1,401,000         5,039,009
  Resolution plc (Life & Health Insurance) ................          438,000         5,426,706
  Scottish Power plc (Electric Utilities) .................          284,400         3,066,084
  Vodafone Group plc (Wireless
    Telecommunication Services) ...........................        1,451,800         3,094,106
  Weir Group plc (The) (Industrial Machinery) .............          500,000         4,003,551
                                                                                --------------
                                                                                    34,849,442
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $141,966,686) ..........................                        191,319,702
                                                                                --------------

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
FOREIGN PREFERRED STOCKS(b)--3.3%

SOUTH KOREA--3.3%
  Samsung Electronics Co. Ltd. Pfd. 1.10%
    (Semiconductors) ......................................           13,600    $    6,636,944
                                                                                --------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $2,877,796) .............................................         6,636,944
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--97.9%
  (Identified Cost $144,844,482) ...........................................       197,956,646
                                                                                --------------
SHORT-TERM INVESTMENTS--20.5%

MONEY MARKET MUTUAL FUNDS--18.4%
  State Street Navigator Prime Plus
    (5.06% seven day effective yield)(d) ..................       37,278,200        37,278,200
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
COMMERCIAL PAPER(e)--2.1%
  Clipper Receivables Co. LLC 5.30%, 7/3/06 ...............   $        4,200         4,198,763
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $41,476,963) ............................................        41,476,963
                                                                                --------------
TOTAL INVESTMENTS--118.4%
  (Identified cost $186,321,445) ...........................................       239,433,609(a)
  Other assets and liabilities, net--(18.4)% ...............................       (37,183,170)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  202,250,439
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $56,782,451 and gross depreciation of $3,731,047 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $186,382,205.

(b) A common stock and a preferred stock are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(c)   All or a portion of security is on loan.

(d) Represents security purchased with cash collateral received for securities on loan.

(e)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

   Air Freight & Logistics ................................      1.6%
   Airport Services .......................................      2.6
   Automobile Manufacturers ...............................      4.2
   Consumer Finance .......................................      1.9
   Diversified Banks ......................................     15.2
   Electric Utilities .....................................      4.8
   Food Retail ............................................      4.9
   Gas Utilities ..........................................      2.0
   Homebuilding ...........................................      3.0
   Industrial Machinery ...................................      2.0
   Integrated Oil & Gas ...................................      7.7
   Integrated Telecommunication Services ..................      4.9
   Life & Health Insurance ................................      2.7
   Multi-Sector Holdings ..................................      2.9
   Multi-Utilities ........................................      3.4
   Multi-line Insurance ...................................      3.0
   Office Electronics .....................................      3.9
   Other Diversified Financial Services ...................      2.1
   Packaged Foods & Meats .................................      1.1
   Pharmaceuticals ........................................      5.2
   Regional Banks .........................................      2.8
   Semiconductors .........................................      6.1
   Tobacco ................................................      1.7
   Trucking ...............................................      2.6
   Wireless Telecommunication Services ....................      7.7
                                                               -----
                                                               100.0%
                                                               =====

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value, including $35,620,214 of securities on loan
   (Identified cost $186,321,445) ..........................................................    $  239,433,609
Foreign currency at value (Identified cost $67,830) ........................................            67,890
Cash .......................................................................................             3,277
Receivables
   Dividends ...............................................................................           349,315
   Tax reclaims ............................................................................           158,361
   Fund shares sold ........................................................................            21,304
Prepaid expenses ...........................................................................               105
                                                                                                --------------
     Total assets ..........................................................................       240,033,861
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased .................................................................           171,864
   Investment securities purchased .........................................................            64,929
   Upon return of securities loaned ........................................................        37,278,200
   Investment advisory fee .................................................................           121,248
   Printing fee ............................................................................            80,388
   Financial agent fee .....................................................................            14,378
   Administration fee ......................................................................            10,508
   Trustees' fee ...........................................................................             7,139
   Other accrued expenses ..................................................................            34,768
                                                                                                --------------
     Total liabilities .....................................................................        37,783,422
                                                                                                --------------
NET ASSETS .................................................................................    $  202,250,439
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ........................................    $  178,365,629
   Distributions in excess of net investment income ........................................        (3,282,337)
   Accumulated net realized loss ...........................................................       (25,952,303)
   Net unrealized appreciation .............................................................        53,119,450
                                                                                                --------------
NET ASSETS .................................................................................    $  202,250,439
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...........        12,996,648
                                                                                                ==============
Net asset value and offering price per share ...............................................    $        15.56
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ...............................................................................    $    2,110,731
   Security lending ........................................................................           104,959
   Interest ................................................................................            54,820
   Foreign taxes withheld ..................................................................          (401,109)
                                                                                                --------------
     Total investment income ...............................................................         1,869,401
                                                                                                --------------
EXPENSES
   Investment advisory fee .................................................................           753,266
   Financial agent fee .....................................................................            75,602
   Administration fee ......................................................................            65,283
   Printing ................................................................................            71,051
   Custodian ...............................................................................            50,834
   Professional ............................................................................            16,127
   Trustees ................................................................................            15,642
   Miscellaneous ...........................................................................            26,026
                                                                                                --------------
     Total expenses ........................................................................         1,073,831

   Custodian fees paid indirectly ..........................................................              (464)
                                                                                                --------------
     Net expenses ..........................................................................         1,073,367
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ...............................................................           796,034
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .................................................        10,224,111
   Net realized gain (loss) on foreign currency transactions ...............................            97,643
   Net change in unrealized appreciation (depreciation) on investments .....................         8,723,691
   Net change in unrealized appreciation (depreciation) on foreign currency translation ....            12,569
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS .............................................................        19,058,014
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................    $   19,854,048
                                                                                                ==============

                        See Notes to Financial Statements

                                 PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                       ENDED           YEAR ENDED
                                                                                   JUNE 30, 2006      DECEMBER 31,
                                                                                    (UNAUDITED)           2005
                                                                                   --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ...............................................    $      796,034*   $    6,406,690
   Net realized gain (loss) ...................................................        10,321,754*       22,427,671
   Net change in unrealized appreciation (depreciation) .......................         8,736,260         1,948,589
                                                                                   --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................        19,854,048        30,782,950
                                                                                   --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................................................        (2,949,724)       (7,455,788)
                                                                                   --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................        (2,949,724)       (7,455,788)
                                                                                   --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,038,112 and 1,530,297 shares, respectively)        15,933,105        19,783,113
   Net asset value of shares issued from reinvestment of distributions
     (199,452 and 532,869 shares, respectively) ...............................         2,949,724         7,455,788
   Cost of shares repurchased (1,584,059 and 3,123,578 shares, respectively)...       (24,170,645)      (40,600,607)
                                                                                   --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................        (5,287,816)      (13,361,706)
                                                                                   --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ......................................        11,616,508         9,965,456

NET ASSETS
   Beginning of period ........................................................       190,633,931       180,668,475
                                                                                   --------------    --------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
     OF $(3,282,337) AND $(1,128,647), RESPECTIVELY] ..........................    $  202,250,439    $  190,633,931
                                                                                   ==============    ==============

* As a result of a change in an accounting estimate on a corporate action from December 2005, there was a decrease in the amount of $2,732,730 to net investment income and an increase to net realized gain (loss) in the amount of $2,732,730 for the period ended June 30, 2006. Prior year amounts have not been restated to reflect this change.

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            SIX MONTHS
                                               ENDED                            YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2006(4)   ----------------------------------------------------------------
                                            (UNAUDITED)         2005           2004         2003         2002          2001
                                           -------------      ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period .....   $    14.29       $   12.54      $   10.66    $    8.24    $    9.78     $   13.25

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........         0.06(1)         0.46(1)        0.23         0.18         0.12          0.06
   Net realized and unrealized gain (loss)         1.44            1.86           1.96         2.41        (1.56)        (3.23)
                                             ----------       ---------      ----------   ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS ....         1.50            2.32           2.19         2.59        (1.44)        (3.17)
                                             ----------       ---------      ----------   ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ..        (0.23)          (0.57)         (0.31)       (0.17)       (0.10)           --
   Distributions from net realized gains .           --              --             --           --           --         (0.30)
                                             ----------       ---------      ----------   ---------    ---------     ---------
     TOTAL DISTRIBUTIONS .................        (0.23)          (0.57)         (0.31)       (0.17)       (0.10)        (0.30)
                                             ----------       ---------      ----------   ---------    ---------     ---------
CHANGE IN NET ASSET VALUE ................         1.27            1.75           1.88         2.42        (1.54)        (3.47)
                                             ----------       ---------      ----------   ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ...........   $    15.56       $   14.29      $   12.54    $   10.66    $    8.24     $    9.78
                                             ==========       =========      ==========   =========    =========     =========
Total return .............................        10.61%(3)       18.57%         20.78%       31.86%      (14.81)%      (24.04)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .   $  202,250       $ 190,634      $ 180,668    $ 145,580    $ 113,174     $ 160,224

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ....................         1.07%(2)        1.06%          1.05%        1.07%        1.05%         1.02%
   Net investment income (loss) ..........         0.79%(2)        3.56%          2.12%        1.99%        1.18%         0.72%
Portfolio turnover .......................           13%(3)          44%            48%          39%          34%           74%

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

(4) As a result of a change in an accounting estimate on a corporate action from December 2005, the series has reclassified an amount previously included within the prior year's dividend income, as a component of net realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.21 to net investment income per share and an increase to net realized and unrealized gain (loss) per share by $0.21 for the period ended June 30, 2006. The net investment income ratio for the period ended June 30, 2006 decreased by 2.72%. Prior year per share ratios have not been restated to reflect this change.

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the AIM Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
              AIM GROWTH SERIES               DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00          $   999.40       $4.96

   Hypothetical (5% return before expenses)        1,000.00            1,019.78        5.02

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                            PHOENIX-AIM GROWTH SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                            26%
Industrials                                       18
Health Care                                       16
Consumer Discretionary                            14
Financials                                        11
Energy                                             6
Materials                                          4
Other                                              5

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--81.9%

AEROSPACE & DEFENSE--4.6%
  Boeing Co. (The) ........................................           12,323    $    1,009,377
  General Dynamics Corp. ..................................           10,359           678,100
  Precision Castparts Corp. ...............................            5,504           328,919
  Rockwell Collins, Inc. ..................................            5,955           332,706
  United Technologies Corp. ...............................            7,419           470,513
                                                                                --------------
                                                                                     2,819,615
                                                                                --------------
AGRICULTURAL PRODUCTS--0.5%
  Archer-Daniels-Midland Co. ..............................            6,934           286,236
                                                                                --------------
APPAREL RETAIL--2.4%
  Aeropostale, Inc.(b) ....................................           18,280           528,109
  AnnTaylor Stores Corp.(b) ...............................            9,722           421,741
  DSW, Inc. Class A(b) ....................................            7,753           282,364
  Limited Brands, Inc. ....................................            9,737           249,170
                                                                                --------------
                                                                                     1,481,384
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
  Carter's, Inc.(b) .......................................            7,144           188,816
                                                                                --------------
APPLICATION SOFTWARE--1.8%
  BEA Systems, Inc.(b) ....................................           49,015           641,606
  Citrix Systems, Inc.(b) .................................           11,232           450,853
                                                                                --------------
                                                                                     1,092,459
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.1%
  Janus Capital Group, Inc. ...............................           36,410           651,739
                                                                                --------------
BIOTECHNOLOGY--1.5%
  Gilead Sciences, Inc.(b) ................................           15,576           921,476
                                                                                --------------
COMMUNICATIONS EQUIPMENT--5.8%
  Cisco Systems, Inc.(b) ..................................           80,627         1,574,645
  Harris Corp. ............................................            8,017           332,786
  Qualcomm, Inc. ..........................................           28,859         1,156,380
  Redback Networks, Inc.(b) ...............................            8,588           157,504
  Tellabs, Inc.(b) ........................................           29,848           397,277
                                                                                --------------
                                                                                     3,618,592
                                                                                --------------
COMPUTER & ELECTRONICS RETAIL--1.8%
  Best Buy Co., Inc. ......................................           11,470           629,015
  Circuit City Stores, Inc. ...............................           17,698           481,739
                                                                                --------------
                                                                                     1,110,754
                                                                                --------------

                                                                  SHARES               VALUE
                                                              --------------    --------------
COMPUTER HARDWARE--1.7%
  Apple Computer, Inc.(b) .................................           10,672    $      609,585
  Hewlett-Packard Co. .....................................           14,406           456,382
                                                                                --------------
                                                                                     1,065,967
                                                                                --------------
COMPUTER STORAGE & PERIPHERALS--0.8%
  EMC Corp.(b) ............................................           19,961           218,972
  Western Digital Corp.(b) ................................           13,717           271,734
                                                                                --------------
                                                                                       490,706
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--2.0%
  Joy Global, Inc. ........................................           11,830           616,225
  Oshkosh Truck Corp. .....................................            5,360           254,707
  Terex Corp.(b) ..........................................            3,803           375,356
                                                                                --------------
                                                                                     1,246,288
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.2%
  VeriFone Holdings, Inc.(b) ..............................            4,687           142,860
                                                                                --------------
DEPARTMENT STORES--2.4%
  Federated Department Stores, Inc. .......................           16,495           603,717
  Penney (JC) Co., Inc. ...................................           12,895           870,542
                                                                                --------------
                                                                                     1,474,259
                                                                                --------------
DIVERSIFIED METALS & MINING--0.6%
  Phelps Dodge Corp. ......................................            4,258           349,837
                                                                                --------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
  Cooper Industries Ltd. Class A ..........................            3,585           333,118
  Emerson Electric Co. ....................................            7,637           640,057
                                                                                --------------
                                                                                       973,175
                                                                                --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.8%
  Amphenol Corp. Class A ..................................            8,392           469,616
                                                                                --------------
ENVIRONMENTAL & FACILITIES SERVICES--0.5%
  Waste Management, Inc. ..................................            8,620           309,286
                                                                                --------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.7%
  Monsanto Co. ............................................            5,486           461,866
                                                                                --------------
GENERAL MERCHANDISE STORES--1.4%
  Family Dollar Stores, Inc. ..............................           23,746           580,115
  Target Corp. ............................................            6,472           316,287
                                                                                --------------
                                                                                       896,402
                                                                                --------------

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

                                                                  SHARES             VALUE
                                                              --------------    --------------
HEALTH CARE DISTRIBUTORS--1.2%
  Cardinal Health, Inc. ...................................           11,370    $      731,432
                                                                                --------------
HEALTH CARE EQUIPMENT--2.0%
  Becton, Dickinson & Co. .................................           10,358           633,184
  Varian Medical Systems, Inc.(b) .........................           12,151           575,350
                                                                                --------------
                                                                                     1,208,534
                                                                                --------------
HEALTH CARE FACILITIES--0.7%
  Manor Care, Inc. ........................................            8,834           414,491
                                                                                --------------
HEALTH CARE SERVICES--1.2%
  Caremark Rx, Inc. .......................................            9,328           465,187
  Omnicare, Inc. ..........................................            6,407           303,820
                                                                                --------------
                                                                                       769,007
                                                                                --------------
HOME ENTERTAINMENT SOFTWARE--0.5%
  Electronic Arts, Inc.(b) ................................            7,222           310,835
                                                                                --------------
HOUSEHOLD PRODUCTS--1.5%
  Colgate-Palmolive Co. ...................................            9,669           579,173
  Procter & Gamble Co. (The) ..............................            6,005           333,878
                                                                                --------------
                                                                                       913,051
                                                                                --------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.5%
  Robert Half International, Inc. .........................            7,543           316,806
                                                                                --------------
HYPERMARKETS & SUPER CENTERS--0.8%
  Costco Wholesale Corp. ..................................            8,501           485,662
                                                                                --------------
INDUSTRIAL CONGLOMERATES--1.9%
  McDermott International, Inc.(b) ........................            8,925           405,820
  Textron, Inc. ...........................................            8,418           775,971
                                                                                --------------
                                                                                     1,181,791
                                                                                --------------
INDUSTRIAL MACHINERY--0.6%
  Parker-Hannifin Corp. ...................................            4,425           343,380
                                                                                --------------
INTEGRATED OIL & GAS--1.4%
  Occidental Petroleum Corp. ..............................            8,487           870,342
                                                                                --------------

INTERNET SOFTWARE & SERVICES--2.7%
  eBay, Inc.(b) ...........................................           12,590           368,761
  Google, Inc. Class A(b) .................................            3,090         1,295,730
                                                                                --------------
                                                                                     1,664,491
                                                                                --------------

INVESTMENT BANKING & BROKERAGE--5.3%
  Goldman Sachs Group, Inc. (The) .........................            7,360         1,107,165
  Merrill Lynch & Co., Inc. ...............................           12,708           883,969
  Morgan Stanley ..........................................            5,245           331,536
  Schwab (Charles) Corp. (The) ............................           58,843           940,311
                                                                                --------------
                                                                                     3,262,981
                                                                                --------------

MANAGED HEALTH CARE--1.8%
  Aetna, Inc. .............................................           14,908           595,276
  Health Net, Inc.(b) .....................................           11,498           519,365
                                                                                --------------
                                                                                     1,114,641
                                                                                --------------

MOVIES & ENTERTAINMENT--0.7%
  News Corp. Class A ......................................           23,711           454,777
                                                                                --------------

MULTI-LINE INSURANCE--1.7%
  Assurant, Inc. ..........................................           13,411           649,092
  HCC Insurance Holdings, Inc. ............................           12,709           374,153
                                                                                --------------
                                                                                     1,023,245
                                                                                --------------

OIL & GAS DRILLING--1.4%
  ENSCO International, Inc. ...............................            9,970           458,820
  GlobalSantaFe Corp. .....................................            7,311           422,210
                                                                                --------------
                                                                                       881,030
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
OIL & GAS EQUIPMENT & SERVICES--2.1%
  Baker Hughes, Inc. ......................................            8,434    $      690,323
  National-Oilwell Varco, Inc.(b) .........................           10,063           637,189
                                                                                --------------
                                                                                     1,327,512
                                                                                --------------
OIL & GAS REFINING & MARKETING--1.0%
  Valero Energy Corp. .....................................            9,425           626,951
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
  JPMorgan Chase & Co. ....................................           25,531         1,072,302
                                                                                --------------
PHARMACEUTICALS--3.5%
  Allergan, Inc. ..........................................            6,981           748,782
  Barr Pharmaceuticals, Inc.(b) ...........................           11,533           550,009
  Johnson & Johnson .......................................            4,801           287,676
  Wyeth ...................................................           13,718           609,216
                                                                                --------------
                                                                                     2,195,683
                                                                                --------------
RAILROADS--2.6%
  Burlington Northern Santa Fe Corp. ......................           12,114           960,034
  CSX Corp. ...............................................            9,270           652,979
                                                                                --------------
                                                                                     1,613,013
                                                                                --------------
RESTAURANTS--1.7%
  Burger King Holdings, Inc.(b) ...........................           17,100           269,325
  Darden Restaurants, Inc. ................................           12,486           491,948
  Ruby Tuesday, Inc. ......................................           10,921           266,582
                                                                                --------------
                                                                                     1,027,855
                                                                                --------------
SEMICONDUCTORS--5.7%
  Analog Devices, Inc. ....................................           34,822         1,119,179
  Freescale Semiconductor, Inc. Class B(b) ................           30,055           883,617
  Integrated Device Technology, Inc.(b) ...................           10,182           144,381
  Microchip Technology, Inc. ..............................           26,764           897,932
  PMC-Sierra, Inc.(b) .....................................           52,298           491,601
                                                                                --------------
                                                                                     3,536,710
                                                                                --------------
SOFT DRINKS--1.2%
  PepsiCo, Inc. ...........................................           11,891           713,936
                                                                                --------------
SPECIALTY STORES--2.3%
  Office Depot, Inc.(b) ...................................           25,081           953,078
  PETsMART, Inc. ..........................................           19,495           499,072
                                                                                --------------
                                                                                     1,452,150
                                                                                --------------
SYSTEMS SOFTWARE--0.9%
   Red Hat, Inc.(b) .......................................           23,098           540,493
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--0.3%
   MGIC Investment Corp. ..................................            3,262           212,030
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
   WESCO International, Inc.(b) ...........................            4,952           341,688
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $45,248,939) ............................................        50,658,152
                                                                                --------------
FOREIGN COMMON STOCKS(c)--16.6%

APPLICATION SOFTWARE--2.2%
  Amdocs Ltd. (United States)(b) ..........................           37,887         1,386,664
                                                                                --------------
COMMUNICATIONS EQUIPMENT--1.0%
  Nokia Oyj Sponsored ADR (Finland) .......................           31,251           633,145
                                                                                --------------
COMPUTER STORAGE & PERIPHERALS--0.4%
  Seagate Technology (Singapore)(b) .......................           11,318           256,240
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.7%
   KOMATSU Ltd. (Japan) ...................................           23,000           457,227
                                                                                --------------

                        See Notes to Financial Statements

                           PHOENIX-AIM GROWTH SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
CONSUMER ELECTRONICS--0.7%
  Matsushita Electric Industrial Co. Ltd.(Japan) ..........           19,000    $      400,953
  Matsushita Electric Industrial Co. Ltd.
    Sponsored ADR (Japan) .................................            2,100            44,373
                                                                                --------------
                                                                                       445,326
                                                                                --------------
DIVERSIFIED BANKS--0.9%
  Kookmin Bank Sponsored ADR (South Korea) ................            6,270           520,786
                                                                                --------------
DIVERSIFIED METALS & MINING--1.9%
  BHP Billiton Ltd. (Australia) ...........................           27,604           594,865
  Rio Tinto plc (United Kingdom) ..........................           11,433           604,452
                                                                                --------------
                                                                                     1,199,317
                                                                                --------------
HEAVY ELECTRICAL EQUIPMENT--0.7%
  ABB Ltd. Registered Shares (Switzerland) ................           34,519           448,940
                                                                                --------------
INDUSTRIAL MACHINERY--0.5%
  FANUC Ltd. (Japan) ......................................            3,600           323,383
                                                                                --------------
MARINE--0.8%
  Mitsui O.S.K. Lines Ltd. (Japan) ........................           69,000           469,084
                                                                                --------------
PHARMACEUTICALS--3.8%
  AstraZeneca plc Sponsored ADR (United Kingdom) ..........           10,226           611,719
  Novartis AG ADR (Switzerland) ...........................           11,324           610,590
  Roche Holding AG Registered Shares (Switzerland) ........            6,731         1,112,703
                                                                                --------------
                                                                                     2,335,012
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--0.5%
  Millea Holdings, Inc. (Japan) ...........................               15           279,186
                                                                                --------------
SEMICONDUCTOR EQUIPMENT--0.5%
  ASML Holding NV NY Registered Shares
    (Netherlands)(b) .........................................        16,470           333,023
                                                                                --------------
SEMICONDUCTORS--0.4%
  Marvell Technology Group Ltd. (Japan)(b) ................            5,463           242,175
                                                                                --------------
STEEL--0.9%
  Companhia Vale do Rio Doce ADR (Brazil) .................           22,294           535,948
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.7%
  KDDI Corp. (Japan) ......................................               66           405,435
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $8,879,072) .............................................        10,270,891
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.5%
  (Identified Cost $54,128,011) ............................................        60,929,043
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--1.0%

REPURCHASE AGREEMENTS--1.0%
  State Street Bank and Trust Co. repurchase
    agreement 4.88% dated 6/30/06, due
    7/3/06 repurchase price $626,255
    collateralized by FHLB 4.375%, 9/17/10
    market value $642,257 .................................   $          626    $      626,000
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $626,000) ...............................................           626,000
                                                                                --------------
TOTAL INVESTMENTS--99.5%
  (Identified cost $54,754,011) ............................................        61,555,043(a)
  Other assets and liabilities, net--0.5% ..................................           309,610
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   61,864,653
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,184,453 and gross depreciation of $1,675,483 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $55,046,073.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $54,754,011) ..........................         $   61,555,043
Foreign currency at value (Identified cost $161,160) ..................................                161,188
Cash ..................................................................................                    547
Receivables
   Investment securities sold .........................................................                892,859
   Fund shares sold ...................................................................                 90,488
   Dividends and interest .............................................................                 22,231
   Tax reclaims .......................................................................                  7,056
Prepaid expenses ......................................................................                     45
                                                                                                --------------
     Total assets .....................................................................             62,729,457
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                754,372
   Fund shares repurchased ............................................................                  8,131
   Investment advisory fee ............................................................                 58,656
   Financial agent fee ................................................................                  8,146
   Administration fee .................................................................                  3,265
   Trustees' fee ......................................................................                  1,422
   Other accrued expenses .............................................................                 30,812
                                                                                                --------------
     Total liabilities ................................................................                864,804
                                                                                                --------------
NET ASSETS ............................................................................         $   61,864,653
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $  104,089,981
   Accumulated net investment loss ....................................................                (19,032)
   Accumulated net realized loss ......................................................            (49,009,903)
   Net unrealized appreciation ........................................................              6,803,607
                                                                                                --------------
NET ASSETS ............................................................................         $   61,864,653
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              8,869,400
                                                                                                ==============
Net asset value and offering price per share ..........................................         $         6.98
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $      315,171
   Interest ...........................................................................                 17,219
   Foreign taxes withheld .............................................................                (12,589)
                                                                                                --------------
     Total investment income ..........................................................                319,801
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                254,124
   Financial agent fee ................................................................                 37,049
   Administration fee .................................................................                 22,024
   Custodian ..........................................................................                 20,306
   Printing ...........................................................................                 10,250
   Trustees ...........................................................................                  9,734
   Professional .......................................................................                  4,767
   Miscellaneous ......................................................................                 12,827
                                                                                                --------------
     Total expenses ...................................................................                371,081
   Less expenses reimbursed by investment advisor .....................................                (32,225)
   Custodian fees paid indirectly .....................................................                    (23)
                                                                                                --------------
     Net expenses .....................................................................                338,833
                                                                                                --------------
NET INVESTMENT GAIN (LOSS) ............................................................                (19,032)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................              4,390,052
   Net realized gain (loss) on foreign currency transactions ..........................                 (4,407)
   Net change in unrealized appreciation (depreciation) on investments ................             (4,262,866)
   Net change in unrealized appreciation (depreciation) on
     foreign currency translation .....................................................                  2,575
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                125,354
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $      106,322
                                                                                                ==============

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                                    ENDED         YEAR ENDED
                                                                                JUNE 30, 2006    DECEMBER 31,
                                                                                 (UNAUDITED)         2005
                                                                                -------------   --------------
FROM OPERATIONS
   Net investment income (loss) ..............................................  $     (19,032)  $      (19,454)
   Net realized gain (loss) ..................................................      4,385,645       (1,375,237)
   Net change in unrealized appreciation (depreciation) ......................     (4,260,291)       7,457,235
                                                                                -------------   --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............        106,322        6,062,544
                                                                                -------------   --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (297,186 and 289,921 shares, respectively) ..      2,152,077        1,850,034
   Cost of shares repurchased (1,250,240 and 3,449,498 shares, respectively) .     (8,946,200)     (22,599,709)
                                                                                -------------   --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................     (6,794,123)     (20,749,675)
                                                                                -------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................     (6,687,801)     (14,687,131)

NET ASSETS
   Beginning of period .......................................................     68,552,454       83,239,585
                                                                                -------------   --------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND UNDISTRIBUTED
     NET INVESTMENT INCOME OF $(19,032) AND $0, RESPECTIVELY] ................  $  61,864,653   $   68,552,454
                                                                                =============   ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                          SIX MONTHS
                                             ENDED                                 YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2006       -------------------------------------------------------------------
                                          (UNAUDITED)           2005            2004        2003           2002           2001
                                         -------------       ---------       ---------   ---------      ---------      ---------
Net asset value, beginning of period ...  $      6.98        $    6.41       $    6.16   $    5.10      $    7.16      $    9.41

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ........           --(1)(2)         --(1)(2)      0.01       (0.01)(1)      (0.01)(1)      (0.02)(1)
   Net realized and unrealized
     gain (loss) .......................           --(2)          0.57            0.25        1.07          (2.05)         (2.23)
                                          -----------        ---------       ---------   ---------      ---------      ---------
     TOTAL FROM INVESTMENT OPERATIONS ..           --             0.57            0.26        1.06          (2.06)         (2.25)
                                          -----------        ---------       ---------   ---------      ---------      ---------
LESS DISTRIBUTIONS
   Dividends from net investment income            --               --           (0.01)         --             --             --
                                          -----------        ---------       ---------   ---------      ---------      ---------
     TOTAL DISTRIBUTIONS ...............           --               --           (0.01)         --             --             --
                                          -----------        ---------       ---------   ---------      ---------      ---------
CHANGE IN NET ASSET VALUE ..............           --             0.57            0.25        1.06          (2.06)         (2.25)
                                          -----------        ---------       ---------   ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD .........  $      6.98        $    6.98       $    6.41   $    6.16      $    5.10      $    7.16
                                          ===========        =========       =========   =========      =========      =========
Total return ...........................        (0.06)%(4)        8.85%           4.21%      20.82%        (28.84)%       (23.84)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)  $    61,865        $  68,552       $  83,240   $  82,459      $  56,096      $  68,743

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ..............         1.00%(3)         1.00%           1.00%       1.01%          1.08%          1.00%
   Gross operating expenses ............         1.10%(3)         1.14%           1.22%       1.17%          1.18%          1.19%
   Net investment income (loss) ........        (0.06)%(3)       (0.03)%          0.09%      (0.09)%        (0.17)%        (0.26)%
Portfolio turnover .....................           68%(4)           72%            178%        228%            62%            35%

(1)   Computed using average shares outstanding.

(2)   Amount is less than $0.01.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alger Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
        ALGER SMALL-CAP GROWTH SERIES         DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ---------------------------------------    -----------------   -------------   -------------
   Actual                                         $1,000.00         $1,100.70         $5.21

   Hypothetical (5% return before expenses)        1,000.00          1,019.78          5.02

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.00%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                            25%
Consumer Discretionary                            16
Industrials                                       16
Health Care                                       15
Financials                                        12
Energy                                             9
Telecommunication Services                         3
Other                                              4

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--94.6%

AEROSPACE & DEFENSE--2.4%
   BE Aerospace, Inc.(b) ..................................           14,350    $      328,041
   Esterline Technologies Corp.(b) ........................            7,400           307,766
                                                                                --------------
                                                                                       635,807
                                                                                --------------
AIRLINES--0.9%
   AirTran Holdings, Inc.(b) ..............................           15,850           235,531
                                                                                --------------
APPAREL RETAIL--3.5%
   Aeropostale, Inc.(b) ...................................            8,150           235,453
   AnnTaylor Stores Corp.(b) ..............................            4,200           182,196
   DSW, Inc. Class A(b) ...................................            7,200           262,224
   Gymboree Corp. (The)(b) ................................            7,450           258,962
                                                                                --------------
                                                                                       938,835
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.3%
   Phillips-Van Heusen Corp. ..............................            9,100           347,256
                                                                                --------------
APPLICATION SOFTWARE--4.0%
   Omniture, Inc.(b) ......................................           18,450           134,501
   Open Solutions, Inc.(b) ................................           12,100           321,981
   Quest Software, Inc.(b) ................................           14,635           205,475
   Synchronoss Technologies, Inc.(b) ......................           24,450           212,226
   TIBCO Software, Inc.(b) ................................           29,200           205,860
                                                                                --------------
                                                                                     1,080,043
                                                                                --------------
AUTO PARTS & EQUIPMENT--2.1%
   LKQ Corp.(b) ...........................................           15,000           285,000
   Tenneco, Inc.(b) .......................................           10,500           273,000
                                                                                --------------
                                                                                       558,000
                                                                                --------------
BIOTECHNOLOGY--5.5%
   Cubist Pharmaceuticals, Inc.(b) ........................            6,350           159,893
   Human Genome Sciences, Inc.(b) .........................           21,500           230,050
   Keryx Biopharmaceuticals, Inc.(b) ......................           11,550           164,010
   Myogen, Inc.(b) ........................................            7,750           224,750
   Onyx Pharmaceuticals, Inc.(b) ..........................           11,250           189,337
   Theravance, Inc.(b) ....................................            9,600           219,648
   United Therapeutics Corp.(b) ...........................            4,700           271,519
                                                                                --------------
                                                                                     1,459,207
                                                                                --------------
CASINOS & GAMING--1.2%
   WMS Industries, Inc.(b) ................................           11,500           314,985
                                                                                --------------
COMMUNICATIONS EQUIPMENT--1.6%
   Polycom, Inc.(b) .......................................           11,950           261,944
   Powerwave Technologies, Inc.(b) ........................           18,500           168,720
                                                                                --------------
                                                                                       430,664
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
COMPUTER STORAGE & PERIPHERALS--0.7%
   Mobility Electronics, Inc.(b) ..........................           25,650    $      186,219
                                                                                --------------
CONSTRUCTION & ENGINEERING--2.0%
   URS Corp.(b) ...........................................            7,250           304,500
   William Scotsman International, Inc.(b) ................           10,050           219,492
                                                                                --------------
                                                                                       523,992
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--1.2%
   Bucyrus International, Inc. Class A ....................            6,375           321,938
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--3.7%
   Gevity HR, Inc. ........................................           11,850           314,617
   VeriFone Holdings, Inc.(b) .............................           11,150           339,852
   Wright Express Corp.(b) ................................           11,750           337,695
                                                                                --------------
                                                                                       992,164
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.9%
   CoStar Group, Inc.(b) ..................................            3,800           227,354
   FTI Consulting, Inc.(b) ................................           11,350           303,839
   Navigant Consulting, Inc.(b) ...........................           10,150           229,898
                                                                                --------------
                                                                                       761,091
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--0.8%
   Multi-Fineline Electronix, Inc.(b) .....................            6,500           215,735
                                                                                --------------
FOOTWEAR--1.0%
   Deckers Outdoor Corp.(b) ...............................            6,950           267,992
                                                                                --------------
HEALTH CARE EQUIPMENT--2.2%
   ArthroCare Corp.(b) ....................................            6,700           281,467
   Hologic, Inc.(b) .......................................            6,300           310,968
                                                                                --------------
                                                                                       592,435
                                                                                --------------
HEALTH CARE FACILITIES--2.4%
   Psychiatric Solutions, Inc.(b) .........................           11,300           323,858
   Sunrise Senior Living, Inc.(b) .........................            4,600           127,190
   VCA Antech, Inc.(b) ....................................            6,150           196,369
                                                                                --------------
                                                                                       647,417
                                                                                --------------
HEALTH CARE SERVICES--0.6%
   Gentiva Health Services, Inc.(b) .......................            9,950           159,499
                                                                                --------------
HEALTH CARE SUPPLIES--1.1%
   Haemonetics Corp.(b) ...................................            6,400           297,664
                                                                                --------------
HEALTH CARE TECHNOLOGY--1.1%
   Allscripts Healthcare Solutions, Inc.(b) ...............           16,600           291,330
                                                                                --------------

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
INDUSTRIAL MACHINERY--4.5%
   Actuant Corp. Class A ..................................            5,250    $      262,237
   ESCO Technologies, Inc.(b) .............................            5,400           288,630
   Gardner Denver, Inc.(b) ................................            9,600           369,600
   RBC Bearings, Inc.(b) ..................................           12,050           273,535
                                                                                --------------
                                                                                     1,194,002
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--1.3%
   NeuStar, Inc. Class A(b) ...............................           10,450           352,688
                                                                                --------------
INTERNET RETAIL--1.1%
   Priceline.com, Inc.(b) .................................           10,050           300,093
                                                                                --------------
INTERNET SOFTWARE & SERVICES--4.2%
   Autobytel, Inc.(b)(d) ..................................            3,757            13,262
   DealerTrack Holdings, Inc.(b) ..........................           13,905           307,440
   InterNAP Network Services Corp.(b) .....................          139,550           146,527
   Jupitermedia Corp.(b) ..................................           19,250           250,250
   Openwave Systems, Inc.(b) ..............................           13,700           158,098
   WebEx Communications, Inc.(b) ..........................            6,900           245,226
                                                                                --------------
                                                                                     1,120,803
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--2.0%
   GFI Group, Inc.(b) .....................................            5,400           291,330
   Greenhill & Co., Inc. ..................................            4,050           246,078
                                                                                --------------
                                                                                       537,408
                                                                                --------------
IT CONSULTING & OTHER SERVICES--1.6%
   SI International, Inc.(b) ..............................            7,550           231,483
   SRA International, Inc. Class A(b) .....................            7,600           202,388
                                                                                --------------
                                                                                       433,871
                                                                                --------------
LEISURE FACILITIES--1.1%
   Life Time Fitness, Inc.(b) .............................            6,400           296,128
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--2.3%
   Illumina, Inc.(b) ......................................           10,350           306,981
   Ventana Medical Systems, Inc.(b) .......................            6,300           297,234
                                                                                --------------
                                                                                       604,215
                                                                                --------------
MANAGED HEALTH CARE--2.2%
   Sierra Health Services, Inc.(b) ........................            7,100           319,713
   WellCare Health Plans, Inc.(b) .........................            5,700           279,585
                                                                                --------------
                                                                                       599,298
                                                                                --------------
MOVIES & ENTERTAINMENT--1.0%
   World Wrestling Entertainment, Inc. ....................           16,450           277,841
                                                                                --------------
OFFICE SERVICES & SUPPLIES--1.3%
   American Reprographics Co.(b) ..........................            9,350           338,938
                                                                                --------------
OIL & GAS DRILLING--1.8%
   Grey Wolf, Inc.(b) .....................................           28,650           220,605
   TODCO Class A ..........................................            6,150           251,228
                                                                                --------------
                                                                                       471,833
                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES--2.6%
   Dril-Quip, Inc.(b) .....................................            4,400           362,736
   Veritas DGC, Inc.(b) ...................................            6,500           335,270
                                                                                --------------
                                                                                       698,006
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--0.6%
   Carrizo Oil and Gas, Inc.(b) ...........................            5,000           156,550
                                                                                --------------
OIL & GAS REFINING & MARKETING--2.2%
   Giant Industries, Inc.(b) ..............................            4,700           312,785
   Holly Corp. ............................................            5,800           279,560
                                                                                --------------
                                                                                       592,345
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
PACKAGED FOODS & MEATS--1.2%
   Hain Celestial Group, Inc. (The)(b) ....................           11,900    $      306,544
                                                                                --------------
PHARMACEUTICALS--1.0%
   Adams Respiratory Therapeutics, Inc.(b) ................            6,100           272,182
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--1.1%
   Ohio Casualty Corp. ....................................            9,800           291,354
                                                                                --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.1%
   Jones Lang LaSalle, Inc. ...............................            3,200           280,160
                                                                                --------------
REGIONAL BANKS--2.7%
   Boston Private Financial Holdings, Inc. ................            7,250           202,275
   Signature Bank(b) ......................................            8,250           267,135
   Wintrust Financial Corp. ...............................            5,050           256,792
                                                                                --------------
                                                                                       726,202
                                                                                --------------
RESTAURANTS--1.9%
   Applebee's International, Inc. .........................            8,180           157,220
   McCormick & Schmick's Seafood Restaurants, Inc.(b) .....           14,300           340,340
                                                                                --------------
                                                                                       497,560
                                                                                --------------
SEMICONDUCTOR EQUIPMENT--3.1%
   ATMI, Inc.(b) ..........................................           10,950           269,589
   FormFactor, Inc.(b) ....................................            7,450           332,493
   Tessera Technologies, Inc.(b) ..........................            8,650           237,875
                                                                                --------------
                                                                                       839,957
                                                                                --------------
SEMICONDUCTORS--4.4%
   Atheros Communications(b) ..............................           11,500           218,040
   Microsemi Corp.(b) .....................................           12,100           294,998
   NetLogic Microsystems, Inc.(b) .........................            6,450           208,012
   SiRF Technology Holdings, Inc.(b) ......................            7,150           230,373
   Trident Microsystems, Inc.(b) ..........................           11,250           213,525
                                                                                --------------
                                                                                     1,164,948
                                                                                --------------
SPECIALIZED FINANCE--0.8%
   International Securities Exchange, Inc. ................            5,500           209,385
                                                                                --------------
SPECIALTY CHEMICALS--0.9%
   Zoltek Companies, Inc.(b) ..............................            8,300           248,087
                                                                                --------------
SYSTEMS SOFTWARE--0.7%
   Secure Computing Corp.(b) ..............................           22,300           191,780
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--1.1%
   Flagstar Bancorp, Inc. .................................           19,050           304,038
                                                                                --------------
TRUCKING--1.1%
   Landstar System, Inc. ..................................            6,050           285,742
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--1.5%
   SBA Communications Corp. Class A(b) ....................           14,950           390,793
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $20,750,363) ...........................................        25,240,555
                                                                                --------------
FOREIGN COMMON STOCKS(c)--4.6%

ADVERTISING--1.1%
   Focus Media Holding Ltd. (China)(b) ....................            4,350           283,446
                                                                                --------------
COAL & CONSUMABLE FUELS--0.9%
   Paladin Resources Ltd. (Australia)(b) ..................           81,350           248,931
                                                                                --------------
DIVERSIFIED METALS & MINING--0.9%
   Breakwater Resources, Ltd. (Canada)(b) .................          207,050           231,896
                                                                                --------------
HOTELS, RESORTS & CRUISE LINES--0.8%
   Orient-Express Hotel Ltd. Class A (Bermuda) ............            5,750           223,330
                                                                                --------------

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
   Petrobank Energy and Resources Ltd. (Canada)(b) ........           18,700    $      254,881
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,016,555) ............................................         1,242,484
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--99.2%
   (Identified Cost $21,766,918) ...........................................        26,483,039
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
SHORT-TERM INVESTMENTS--1.5%

FEDERAL AGENCY SECURITIES(e)--1.5%
   FHLB 5.11%, 7/12/06 ....................................   $          200           199,688
   FHLB 5.13%, 7/19/06 ....................................              100            99,743
   FNMA 5.12%, 7/24/06 ....................................              100            99,673
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $399,104) ..............................................           399,104
                                                                                --------------
TOTAL INVESTMENTS--100.7%
   (Identified cost $22,166,022) ...........................................        26,882,143(a)
   Other assets and liabilities, net--(0.7)% ...............................          (192,608)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   26,689,535
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,352,083 and gross depreciation of $667,248 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $22,197,308.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) Illiquid and restricted security. At June 30, 2006, this security amounted to a value of $13,262 or 0% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(e)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                     PHOENIX-ALGER SMALL-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $22,166,022) ..........................         $   26,882,143
Cash ..................................................................................                 20,692
Receivables
     Investment securities sold .......................................................                311,745
     Fund shares sold .................................................................                 12,952
     Dividends ........................................................................                  4,412
Trustee retainer ......................................................................                    397
Prepaid expenses ......................................................................                     14
                                                                                                --------------
     Total assets .....................................................................             27,232,355
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                483,908
   Fund shares repurchased ............................................................                  1,413
   Investment advisory fee ............................................................                 19,347
   Financial agent fee ................................................................                  5,596
   Administration fee .................................................................                  1,396
   Other accrued expenses .............................................................                 31,160
                                                                                                --------------
     Total liabilities ................................................................                542,820
                                                                                                --------------
NET ASSETS ............................................................................         $   26,689,535
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   20,948,822
   Accumulated net investment loss ....................................................                (85,778)
   Accumulated net realized gain ......................................................              1,110,370
   Net unrealized appreciation ........................................................              4,716,121
                                                                                                --------------
NET ASSETS ............................................................................         $   26,689,535
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              1,552,855
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        17.19
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $       29,023
   Interest ...........................................................................                 17,861
                                                                                                --------------
     Total investment income ..........................................................                 46,884
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                112,763
   Financial agent fee ................................................................                 24,522
   Administration fee .................................................................                  8,623
   Professional .......................................................................                 15,701
   Trustees ...........................................................................                  7,856
   Custodian ..........................................................................                  7,260
   Printing ...........................................................................                  4,662
   Miscellaneous ......................................................................                  5,273
                                                                                                --------------
     Total expenses ...................................................................                186,660
   Less expenses reimbursed by investment advisor .....................................                (52,867)
   Custodian fees paid indirectly .....................................................                 (1,131)
                                                                                                --------------
     Net expenses .....................................................................                132,662
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                (85,778)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................              1,406,751
   Net change in unrealized appreciation (depreciation) on investments ................                945,655
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................              2,352,406
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $    2,266,628
                                                                                                ==============

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS
                                                                                     ENDED        YEAR ENDED
                                                                                 JUNE 30, 2006   DECEMBER 31,
                                                                                  (UNAUDITED)        2005
                                                                                 -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ...............................................  $     (85,778)  $    (112,238)
   Net realized gain (loss) ...................................................      1,406,751       2,712,881
   Net change in unrealized appreciation (depreciation) .......................        945,655         618,705
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................      2,266,628       3,219,348
                                                                                 -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains ..............................................             --        (904,889)
   Net realized long-term gains ...............................................             --      (1,017,830)
                                                                                 -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................             --      (1,922,719)
                                                                                 -------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (252,418 and 189,891 shares, respectively) ...      4,376,796       2,821,199
   Net asset value of shares issued from reinvestment of distributions
     (0 and 122,568 shares, respectively) .....................................             --       1,922,719
   Cost of shares repurchased (183,972 and 156,954 shares, respectively) ......     (3,131,727)     (2,423,568)
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................      1,245,069       2,320,350
                                                                                 -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ......................................      3,511,697       3,616,979

NET ASSETS
   Beginning of period ........................................................     23,177,838      19,560,859
                                                                                 -------------   -------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND UNDISTRIBUTED
     NET INVESTMENT INCOME OF $(85,778) AND $0, RESPECTIVELY] .................  $  26,689,535   $  23,177,838
                                                                                 =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS                                                 FROM INCEPTION
                                                ENDED                  YEAR ENDED DECEMBER 31,          AUGUST 12, 2002
                                            JUNE 30, 2006       -------------------------------------   TO DECEMBER 31,
                                             (UNAUDITED)          2005           2004         2003           2002
                                            -------------       ---------      ---------    ---------   ---------------
Net asset value, beginning of period .....    $    15.61        $   14.72      $   14.64    $   10.08     $    10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) .......         (0.06)           (0.08)         (0.11)       (0.10)         (0.02)
   Net realized and unrealized gain (loss)          1.64             2.38           0.42         5.49           0.10
                                              ----------        ---------      ---------    ---------     ----------
     TOTAL FROM INVESTMENT OPERATIONS ....          1.58             2.30           0.31         5.39           0.08
                                              ----------        ---------      ---------    ---------     ----------
LESS DISTRIBUTIONS
   Distributions from net realized gains .            --            (1.41)         (0.23)       (0.83)            --
                                              ----------        ---------      ---------    ---------     ----------
     TOTAL DISTRIBUTIONS .................            --            (1.41)         (0.23)       (0.83)            --
                                              ----------        ---------      ---------    ---------     ----------
CHANGE IN NET ASSET VALUE ................          1.58             0.89           0.08         4.56           0.08
                                              ----------        ---------      ---------    ---------     ----------
NET ASSET VALUE, END OF PERIOD ...........    $    17.19        $   15.61      $   14.72    $   14.64     $    10.08
                                              ==========        =========      =========    =========     ==========
Total return .............................         10.07%(3)        15.64%          2.12%       53.38%          0.85%(3)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .    $   26,690        $  23,178      $  19,561    $  13,026     $    1,972

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................          1.00%(2)         1.00%          1.00%        1.00%          1.00%(2)
   Gross operating expenses ..............          1.40%(2)         1.65%          1.74%        3.49%          9.33%(2)
   Net investment income (loss) ..........         (0.65)%(2)       (0.54)%        (0.75)%      (0.75)%        (0.62)%(2)
Portfolio turnover .......................            46%(3)          182%           200%         180%            62%(3)

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alliance/Bernstein Enhanced Index Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
         ALLIANCE/BERNSTEIN ENHANCED            ACCOUNT VALUE     ACCOUNT VALUE       DURING
                 INDEX SERIES                 DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00         $1,013.00         $3.24

   Hypothetical (5% return before expenses)        1,000.00          1,021.54          3.26

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                        22%
Information Technology                            15
Industrials                                       12
Health Care                                       12
Consumer Discretionary                            11
Energy                                            10
Consumer Staples                                   9
Other                                              9

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--96.9%

ADVERTISING--0.1%
   Interpublic Group of Cos., Inc. (The)(b) ...............            8,900    $       74,315
                                                                                --------------
AEROSPACE & DEFENSE--2.6%
   Boeing Co. (The) .......................................           12,200           999,302
   General Dynamics Corp. .................................            6,500           425,490
   Northrop Grumman Corp. .................................            5,500           352,330
   Rockwell Collins, Inc. .................................           10,400           581,048
   United Technologies Corp. ..............................            3,100           196,602
                                                                                --------------
                                                                                     2,554,772
                                                                                --------------
AGRICULTURAL PRODUCTS--0.2%
   Archer-Daniels-Midland Co. .............................            5,000           206,400
                                                                                --------------
AIR FREIGHT & LOGISTICS--1.2%
   United Parcel Service, Inc. Class B ....................           14,400         1,185,552
                                                                                --------------
ALUMINUM--0.3%
   Alcoa, Inc. ............................................            7,725           249,981
                                                                                --------------
APPAREL RETAIL--0.7%
   Limited Brands, Inc. ...................................           13,600           348,024
   TJX Cos., Inc. (The) ...................................           14,000           320,040
                                                                                --------------
                                                                                       668,064
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
   VF Corp. ...............................................            4,000           271,680
                                                                                --------------
APPLICATION SOFTWARE--0.1%
   BEA Systems, Inc.(b) ...................................            9,200           120,428
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
   Franklin Resources, Inc. ...............................            3,100           269,111
   Janus Capital Group, Inc. ..............................           27,000           483,300
   Legg Mason, Inc. .......................................            2,100           208,992
                                                                                --------------
                                                                                       961,403
                                                                                --------------
AUTO PARTS & EQUIPMENT--0.3%
   BorgWarner, Inc. .......................................            2,700           175,770
   Lear Corp. .............................................            5,700           126,597
                                                                                --------------
                                                                                       302,367
                                                                                --------------
AUTOMOBILE MANUFACTURERS--0.5%
   Ford Motor Co. .........................................            9,800            67,914
   General Motors Corp. ...................................           14,200           423,018
                                                                                --------------
                                                                                       490,932
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
BIOTECHNOLOGY--2.4%
   Amgen, Inc.(b) .........................................           15,700    $    1,024,111
   Genentech, Inc.(b) .....................................            2,500           204,500
   Gilead Sciences, Inc.(b) ...............................           11,200           662,592
   MedImmune, Inc.(b) .....................................           16,100           436,310
                                                                                --------------
                                                                                     2,327,513
                                                                                --------------
BROADCASTING & CABLE TV--1.2%
   CBS Corp. Class B ......................................           17,800           481,490
   Comcast Corp. Class A(b) ...............................           20,400           667,896
                                                                                --------------
                                                                                     1,149,386
                                                                                --------------
BUILDING PRODUCTS--0.5%
   American Standard Cos., Inc. ...........................            7,400           320,198
   Masco Corp. ............................................            6,600           195,624
                                                                                --------------
                                                                                       515,822
                                                                                --------------
COMMERCIAL PRINTING--0.2%
   Donnelley (R.R.) & Sons Co. ............................            6,100           194,895
                                                                                --------------
COMMODITY CHEMICALS--0.0%
   Tronox, Inc. Class B ...................................              423             5,571
                                                                                --------------
COMMUNICATIONS EQUIPMENT--2.9%
   ADC Telecommunications, Inc.(b) ........................            4,285            72,245
   Cisco Systems, Inc.(b) .................................           36,675           716,263
   Corning, Inc.(b) .......................................           22,800           551,532
   Motorola, Inc. .........................................           23,600           475,540
   Qualcomm, Inc. .........................................           21,700           869,519
   Tellabs, Inc.(b) .......................................           12,000           159,720
                                                                                --------------
                                                                                     2,844,819
                                                                                --------------
COMPUTER HARDWARE--3.3%
   Apple Computer, Inc.(b) ................................           11,900           679,728
   Dell, Inc.(b) ..........................................            8,500           207,485
   Hewlett-Packard Co. ....................................           34,400         1,089,792
   International Business Machines Corp. ..................           16,200         1,244,484
                                                                                --------------
                                                                                     3,221,489
                                                                                --------------
COMPUTER STORAGE & PERIPHERALS--0.5%
   EMC Corp.(b) ...........................................           19,500           213,915
   Network Appliance, Inc.(b) .............................            8,800           310,640
                                                                                --------------
                                                                                       524,555
                                                                                --------------
CONSUMER FINANCE--0.9%
   American Express Co. ...................................           16,950           902,079
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
   Electronic Data Systems Corp. ..........................           12,000    $      288,720
                                                                                --------------
DEPARTMENT STORES--0.4%
   Kohl's Corp.(b) ........................................            7,300           431,576
                                                                                --------------
DIVERSIFIED BANKS--1.9%
   Comerica, Inc. .........................................            6,100           317,139
   U.S. Bancorp ...........................................           12,200           376,736
   Wachovia Corp. .........................................            9,415           509,163
   Wells Fargo & Co. ......................................           10,200           684,216
                                                                                --------------
                                                                                     1,887,254
                                                                                --------------
DIVERSIFIED CHEMICALS--0.9%
   Dow Chemical Co. (The) .................................            4,600           179,538
   Du Pont (E.I.) de Nemours & Co. ........................            8,500           353,600
   PPG Industries, Inc. ...................................            5,100           336,600
                                                                                --------------
                                                                                       869,738
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   Cendant Corp. ..........................................            9,500           154,755
                                                                                --------------
DRUG RETAIL--0.6%
   Walgreen Co. ...........................................           13,700           614,308
                                                                                --------------
EDUCATION SERVICES--0.4%
   Apollo Group, Inc. Class A(b) ..........................            3,700           191,179
   Strayer Education, Inc. ................................            1,900           184,528
                                                                                --------------
                                                                                       375,707
                                                                                --------------
ELECTRIC UTILITIES--1.5%
   American Electric Power Co., Inc. ......................            7,400           253,450
   Entergy Corp. ..........................................            5,200           367,900
   Exelon Corp. ...........................................            7,000           397,810
   Pinnacle West Capital Corp. ............................            3,000           119,730
   Progress Energy, Inc. ..................................            7,100           304,377
                                                                                --------------
                                                                                     1,443,267
                                                                                --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
   Cooper Industries Ltd. Class A .........................            4,200           390,264
   Emerson Electric Co. ...................................            3,500           293,335
   Hubbell, Inc. Class B ..................................            3,800           181,070
                                                                                --------------
                                                                                       864,669
                                                                                --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.1%
   Vishay Intertechnology, Inc.(b) ........................            5,500            86,515
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--0.2%
   Sanmina-SCI Corp.(b) ...................................           20,000            92,000
   Solectron Corp.(b) .....................................           40,100           137,142
                                                                                --------------
                                                                                       229,142
                                                                                --------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Waste Management, Inc. .................................            6,000           215,280
                                                                                --------------
FOOD RETAIL--1.2%
   Kroger Co. (The) .......................................            3,100            67,766
   Safeway, Inc. ..........................................           10,000           260,000
   SUPERVALU, Inc. ........................................            9,720           298,392
   Whole Foods Market, Inc. ...............................            7,900           510,656
                                                                                --------------
                                                                                     1,136,814
                                                                                --------------
FOREST PRODUCTS--0.2%
   Weyerhaeuser Co. .......................................            2,900           180,525
                                                                                --------------
GENERAL MERCHANDISE STORES--0.8%
   Target Corp. ...........................................           15,050           735,493
                                                                                --------------
HEALTH CARE DISTRIBUTORS--0.1%
   McKesson Corp. .........................................            1,800            85,104
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
HEALTH CARE EQUIPMENT--0.7%
   Baxter International, Inc. .............................            3,900    $      143,364
   Becton, Dickinson & Co. ................................            6,500           397,345
   Medtronic, Inc. ........................................            3,400           159,528
                                                                                --------------
                                                                                       700,237
                                                                                --------------
HEALTH CARE FACILITIES--0.4%
   HCA, Inc. ..............................................            6,400           276,160
   Tenet Healthcare Corp.(b) ..............................           21,000           146,580
                                                                                --------------
                                                                                       422,740
                                                                                --------------
HEALTH CARE SERVICES--0.7%
   Caremark Rx, Inc. ......................................           12,900           643,323
                                                                                --------------
HOME ENTERTAINMENT SOFTWARE--0.4%
   Electronic Arts, Inc.(b) ...............................           10,000           430,400
                                                                                --------------
HOME IMPROVEMENT RETAIL--2.0%
   Home Depot, Inc. (The) .................................           29,700         1,062,963
   Lowe's Cos., Inc. ......................................           13,900           843,313
                                                                                --------------
                                                                                     1,906,276
                                                                                --------------
HOMEBUILDING--0.1%
   Pulte Homes, Inc. ......................................            4,200           120,918
                                                                                --------------
HOMEFURNISHING RETAIL--0.1%
   Williams-Sonoma, Inc. ..................................            3,800           129,390
                                                                                --------------
HOUSEHOLD PRODUCTS--2.7%
   Colgate-Palmolive Co. ..................................            7,100           425,290
   Kimberly-Clark Corp. ...................................            3,700           228,290
   Procter & Gamble Co. (The) .............................           35,495         1,973,522
                                                                                --------------
                                                                                     2,627,102
                                                                                --------------
HYPERMARKETS & SUPER CENTERS--0.8%
   Wal-Mart Stores, Inc. ..................................           16,300           785,171
                                                                                --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
   Constellation Energy Group, Inc. .......................            3,500           190,820
                                                                                --------------
INDUSTRIAL CONGLOMERATES--3.9%
   3M Co. .................................................            2,500           201,925
   General Electric Co. ...................................           99,600         3,282,816
   Textron, Inc. ..........................................            2,800           258,104
                                                                                --------------
                                                                                     3,742,845
                                                                                --------------
INDUSTRIAL MACHINERY--0.6%
   Eaton Corp. ............................................            5,200           392,080
   Parker-Hannifin Corp. ..................................            1,800           139,680
                                                                                --------------
                                                                                       531,760
                                                                                --------------
INTEGRATED OIL & GAS--6.5%
   Chevron Corp. ..........................................           14,400           893,664
   ConocoPhillips .........................................            8,600           563,558
   Exxon Mobil Corp. ......................................           57,900         3,552,165
   Hess Corp. .............................................            6,450           340,882
   Marathon Oil Corp. .....................................            6,300           524,790
   Occidental Petroleum Corp. .............................            3,800           389,690
                                                                                --------------
                                                                                     6,264,749
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--2.9%
   AT&T, Inc. .............................................           32,000           892,480
   BellSouth Corp. ........................................           22,800           825,360
   Embarq Corp.(b) ........................................            1,822            74,684
   Verizon Communications, Inc. ...........................           30,300         1,014,747
                                                                                --------------
                                                                                     2,807,271
                                                                                --------------
INTERNET SOFTWARE & SERVICES--1.8%
   eBay, Inc.(b) ..........................................           18,600           544,794
   Google, Inc. Class A(b) ................................            2,900         1,216,057
                                                                                --------------
                                                                                     1,760,851
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
INVESTMENT BANKING & BROKERAGE--2.2%
   Goldman Sachs Group, Inc. (The) ........................            1,700    $      255,731
   Lehman Brothers Holdings, Inc. .........................            5,800           377,870
   Merrill Lynch & Co., Inc. ..............................           14,200           987,752
   Morgan Stanley .........................................            8,100           512,001
                                                                                --------------
                                                                                     2,133,354
                                                                                --------------
LIFE & HEALTH INSURANCE--1.0%
   Lincoln National Corp. .................................            7,000           395,080
   MetLife, Inc. ..........................................            6,600           337,986
   UnumProvident Corp. ....................................           11,000           199,430
                                                                                --------------
                                                                                       932,496
                                                                                --------------
MANAGED HEALTH CARE--1.0%
   UnitedHealth Group, Inc. ...............................           19,600           877,688
   WellPoint, Inc.(b) .....................................            1,400           101,878
                                                                                --------------
                                                                                       979,566
                                                                                --------------
MOVIES & ENTERTAINMENT--1.9%
   Time Warner, Inc. ......................................           60,600         1,048,380
   Viacom, Inc. Class B(b) ................................            6,600           236,544
   Walt Disney Co. (The) ..................................           17,200           516,000
                                                                                --------------
                                                                                     1,800,924
                                                                                --------------
MULTI-LINE INSURANCE--2.6%
   American International Group, Inc. .....................           28,400         1,677,020
   Hartford Financial Services Group, Inc. (The) ..........            3,900           329,940
   Loews Corp. ............................................           15,600           553,020
                                                                                --------------
                                                                                     2,559,980
                                                                                --------------
MULTI-UTILITIES--1.1%
   Ameren Corp. ...........................................            2,300           116,150
   CMS Energy Corp.(b) ....................................           11,700           151,398
   Dominion Resources, Inc. ...............................            3,200           239,328
   DTE Energy Co. .........................................            6,000           244,440
   Wisconsin Energy Corp. .................................            2,800           112,840
   Xcel Energy, Inc. ......................................           10,500           201,390
                                                                                --------------
                                                                                     1,065,546
                                                                                --------------
OFFICE SERVICES & SUPPLIES--0.1%
   Pitney Bowes, Inc. .....................................            2,600           107,380
                                                                                --------------
OIL & GAS DRILLING--0.7%
   Diamond Offshore Drilling, Inc. ........................            2,800           235,004
   GlobalSantaFe Corp. ....................................            3,250           187,688
   Transocean, Inc.(b) ....................................            2,900           232,928
                                                                                --------------
                                                                                       655,620
                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES--1.3%
   Baker Hughes, Inc. .....................................            5,200           425,620
   Halliburton Co. ........................................            3,600           267,156
   Schlumberger Ltd. ......................................            8,000           520,880
                                                                                --------------
                                                                                     1,213,656
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--0.5%
   Kerr-McGee Corp. .......................................            4,200           291,270
   Noble Energy, Inc. .....................................            4,400           206,184
                                                                                --------------
                                                                                       497,454
                                                                                --------------
OIL & GAS STORAGE & TRANSPORTATION--0.1%
   El Paso Corp. ..........................................            8,400           126,000
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--6.5%
   Bank of America Corp. ..................................           46,346         2,229,243
   Citigroup, Inc. ........................................           50,800         2,450,592
   JPMorgan Chase & Co. ...................................           38,632         1,622,544
                                                                                --------------
                                                                                     6,302,379
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
PACKAGED FOODS & MEATS--0.2%
   ConAgra Foods, Inc. ....................................            5,100    $      112,761
   Sara Lee Corp. .........................................            6,200            99,324
                                                                                --------------
                                                                                       212,085
                                                                                --------------
PAPER PACKAGING--0.3%
   Smurfit-Stone Container Corp.(b) .......................           12,800           140,032
   Sonoco Products Co. ....................................            6,000           189,900
                                                                                --------------
                                                                                       329,932
                                                                                --------------
PHARMACEUTICALS--6.2%
   Abbott Laboratories ....................................           14,700           641,067
   Bristol-Myers Squibb Co. ...............................            3,190            82,493
   Johnson & Johnson ......................................           20,000         1,198,400
   Lilly (Eli) & Co. ......................................           17,950           992,097
   Merck & Co., Inc. ......................................           25,700           936,251
   Pfizer, Inc. ...........................................           64,640         1,517,101
   Wyeth ..................................................           15,600           692,796
                                                                                --------------
                                                                                     6,060,205
                                                                                --------------
PHOTOGRAPHIC PRODUCTS--0.2%
   Eastman Kodak Co. ......................................           10,050           238,989
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--1.0%
   Axis Capital Holdings Ltd. .............................            6,600           188,826
   Chubb Corp. (The) ......................................            5,200           259,480
   St. Paul Travelers Cos., Inc. (The) ....................           10,601           472,593
                                                                                --------------
                                                                                       920,899
                                                                                --------------
PUBLISHING & PRINTING--0.1%
   Gannett Co., Inc. ......................................              900            50,337
                                                                                --------------
RAILROADS--0.8%
   CSX Corp. ..............................................            7,300           514,212
   Norfolk Southern Corp. .................................            5,000           266,100
                                                                                --------------
                                                                                       780,312
                                                                                --------------
REGIONAL BANKS--2.2%
   AmSouth Bancorp ........................................            5,600           148,120
   BB&T Corp. .............................................            5,200           216,268
   Commerce Bancorp, Inc. .................................            7,100           253,257
   Huntington Bancshares, Inc. ............................            6,300           148,554
   KeyCorp ................................................            8,100           289,008
   National City Corp. ....................................           14,700           531,993
   North Fork Bancorporation, Inc. ........................            4,900           147,833
   PNC Financial Services Group, Inc. (The) ...............            1,500           105,255
   SunTrust Banks, Inc. ...................................            3,900           297,414
                                                                                --------------
                                                                                     2,137,702
                                                                                --------------
RESTAURANTS--1.6%
   McDonald's Corp. .......................................           21,900           735,840
   Starbucks Corp.(b) .....................................           19,500           736,320
   Yum! Brands, Inc. ......................................            2,300           115,621
                                                                                --------------
                                                                                     1,587,781
                                                                                --------------
SEMICONDUCTOR EQUIPMENT--0.2%
   Applied Materials, Inc. ................................           12,000           195,360
                                                                                --------------
SEMICONDUCTORS--2.3%
   Advanced Micro Devices, Inc.(b) ........................           11,700           285,714
   Agere Systems, Inc.(b) .................................           12,300           180,810
   Broadcom Corp. Class A(b) ..............................           13,575           407,929
   Intel Corp. ............................................           32,175           609,716
   NVIDIA Corp.(b) ........................................           24,100           513,089
   Texas Instruments, Inc. ................................            6,250           189,312
                                                                                --------------
                                                                                     2,186,570
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
SOFT DRINKS--1.5%
   Coca-Cola Co. (The) ....................................           20,200    $      869,004
   Coca-Cola Enterprises, Inc. ............................            3,800            77,406
   PepsiCo, Inc. ..........................................            9,000           540,360
                                                                                --------------
                                                                                     1,486,770
                                                                                --------------
SPECIALTY CHEMICALS--0.2%
   Lubrizol Corp. (The) ...................................            5,100           203,235
                                                                                --------------
SPECIALTY STORES--0.2%
   Office Depot, Inc.(b) ..................................            6,100           231,800
                                                                                --------------
STEEL--0.3%
   United States Steel Corp. ..............................            4,600           322,552
                                                                                --------------
SYSTEMS SOFTWARE--2.4%
   Microsoft Corp. ........................................           94,600         2,204,180
   Oracle Corp.(b) ........................................            7,600           110,124
                                                                                --------------
                                                                                     2,314,304
                                                                                --------------
TECHNOLOGY DISTRIBUTORS--0.4%
   Arrow Electronics, Inc.(b) .............................            4,400           141,680
   Avnet, Inc.(b) .........................................            7,400           148,148
   Tech Data Corp.(b) .....................................            2,800           107,268
                                                                                --------------
                                                                                       397,096
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--1.6%
   Fannie Mae .............................................           12,450           598,845
   Freddie Mac ............................................            2,400           136,824
   Washington Mutual, Inc. ................................           17,300           788,534
                                                                                --------------
                                                                                     1,524,203
                                                                                --------------
TIRES & RUBBER--0.1%
   Cooper Tire & Rubber Co. ...............................            6,800            75,752
                                                                                --------------
TOBACCO--2.2%
   Altria Group, Inc. .....................................           22,800         1,674,204
   Reynolds American, Inc. ................................            3,700           426,610
                                                                                --------------
                                                                                     2,100,814
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
   Crown Castle International Corp.(b) ....................            6,000           207,240
   Sprint Nextel Corp. ....................................           36,456           728,755
                                                                                --------------
                                                                                       935,995
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $79,115,555) ...........................................        94,101,791
                                                                                --------------
FOREIGN COMMON STOCKS(c)--2.5%

ALUMINUM--0.1%
   Alcan, Inc. (United States) ............................            2,900           136,126
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
   Flextronics International Ltd. (Singapore)(b) ..........            7,000            74,340
                                                                                --------------
HEALTH CARE SUPPLIES--0.2%
   Alcon, Inc. (United States) ............................            1,800           177,390
                                                                                --------------
INDUSTRIAL CONGLOMERATES--0.5%
   Tyco International Ltd. (United States) ................           19,700           541,750
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
INDUSTRIAL MACHINERY--0.3%
   Ingersoll-Rand Co. Ltd. Class A (United States) ........            7,000    $      299,460
                                                                                --------------
OIL & GAS DRILLING--0.4%
   Nabors Industries Ltd. (United States)(b) ..............           10,900           368,311
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--0.7%
   ACE Ltd. (United States) ...............................            7,600           384,484
   XL Capital Ltd. Class A (United States) ................            4,500           275,850
                                                                                --------------
                                                                                       660,334
                                                                                --------------
SEMICONDUCTORS--0.2%
   Marvell Technology Group Ltd. (Japan)(b) ...............            4,120           182,640
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,913,980) ............................................         2,440,351
                                                                                --------------
RIGHTS--0.0%

COMPUTER STORAGE & PERIPHERALS--0.0%
   Seagate Technology Tax Refund Rights(d) ................            7,900                 0
                                                                                --------------
TOTAL RIGHTS
   (Identified cost $0) ....................................................                 0
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--99.4%
   (Identified Cost $81,029,535) ...........................................        96,542,142
                                                                                --------------
SHORT-TERM INVESTMENTS--0.5%

MONEY MARKET MUTUAL FUNDS--0.5%
   SSgA Money Market Fund
     (4.73% seven day effective yield) ....................          471,705           471,705
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $471,705) ..............................................           471,705
                                                                                --------------
TOTAL INVESTMENTS--99.9%
   (Identified cost $81,501,240) ...........................................        97,013,847(a)
   Other assets and liabilities, net--0.1% .................................            52,633
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   97,066,480
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,779,213 and gross depreciation of $5,050,490 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $82,285,124.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At June 30, 2006, this security amounted to a value of $0 or 0% of net assets. For aquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $81,501,240) ..........................         $   97,013,847
Receivables
   Investment securities sold .........................................................                421,959
   Dividends and interest .............................................................                120,486
   Fund shares sold ...................................................................                 38,459
   Tax reclaims .......................................................................                    709
Prepaid expenses ......................................................................                     63
                                                                                                --------------
     Total assets .....................................................................             97,595,523
                                                                                                --------------
LIABILITIES
Payables
   Investment securities repurchased ..................................................                388,549
   Fund shares repurchased ............................................................                 51,425
   Printing fee .......................................................................                 35,414
   Investment advisory fee ............................................................                 12,812
   Financial agent fee ................................................................                  9,911
   Administration fee .................................................................                  5,156
   Trustees' fee ......................................................................                  2,854
   Other accrued expenses .............................................................                 22,922
                                                                                                --------------
     Total liabilities ................................................................                529,043
                                                                                                --------------
NET ASSETS ............................................................................         $   97,066,480
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $  105,004,430
   Undistributed net investment income ................................................                 88,909
   Accumulated net realized loss ......................................................            (23,539,466)
   Net unrealized appreciation ........................................................             15,512,607
                                                                                                --------------
NET ASSETS ............................................................................         $   97,066,480
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              8,527,396
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        11.38
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $      986,972
   Interest ...........................................................................                 14,661
   Foreign taxes withheld .............................................................                   (904)
                                                                                                --------------
     Total investment income ..........................................................              1,000,729
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                229,896
   Financial agent fee ................................................................                 47,232
   Administration fee .................................................................                 33,207
   Printing ...........................................................................                 32,197
   Professional .......................................................................                 15,478
   Custodian ..........................................................................                 12,663
   Trustees ...........................................................................                 11,211
   Miscellaneous ......................................................................                 16,357
                                                                                                --------------
     Total expenses ...................................................................                398,241
   Less expenses reimbursed by investment advisor .....................................                (66,161)
   Custodian fees paid indirectly .....................................................                     (8)
                                                                                                --------------
     Net expenses .....................................................................                332,072
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                668,657
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................              1,588,571
   Net change in unrealized appreciation (depreciation) on investments ................               (771,389)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                817,182
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $    1,485,839
                                                                                                ==============

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                                (UNAUDITED)          2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $      668,657    $    1,362,935
   Net realized gain (loss) ................................................       1,588,571         2,505,644
   Net change in unrealized appreciation (depreciation) ....................        (771,389)          (33,457)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............       1,485,839         3,835,122
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................        (677,980)       (1,364,442)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............        (677,980)       (1,364,442)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (85,924 and 270,859 shares,
     respectively) .........................................................         996,762         2,947,013
   Net asset value of shares issued from reinvestment of distributions
     (60,705 and 123,133 shares, respectively) .............................         677,980         1,364,442
   Cost of shares repurchased (902,844 and 1,934,278 shares,
     respectively) .........................................................     (10,474,618)      (21,352,246)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............      (8,799,876)      (17,040,791)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      (7,992,017)      (14,570,111)

NET ASSETS
   Beginning of period .....................................................     105,058,497       119,628,608
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $88,909 AND $ 98,232, RESPECTIVELY] ................................  $   97,066,480    $  105,058,497
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                              YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006      ----------------------------------------------------------------
                                              (UNAUDITED)         2005           2004         2003         2002         2001(1)
                                             -------------      ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period ......    $    11.32       $   11.05      $   10.21    $    8.17    $   10.81     $   12.44

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...........          0.08(2)         0.13(2)        0.15         0.10         0.08          0.09
   Net realized and unrealized gain (loss)           0.06            0.28           0.84         2.04        (2.63)        (1.57)
                                               ----------       ---------      ---------    ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS .....          0.14            0.41           0.99         2.14        (2.55)        (1.48)
                                               ----------       ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ...         (0.08)          (0.14)         (0.15)       (0.10)       (0.09)        (0.08)
   Distributions from net realized gains ..            --              --             --           --           --         (0.07)
                                               ----------       ---------      ---------    ---------    ---------     ---------
     TOTAL DISTRIBUTIONS ..................         (0.08)          (0.14)         (0.15)       (0.10)       (0.09)        (0.15)
                                               ----------       ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE .................          0.06            0.27           0.84         2.04        (2.64)        (1.63)
                                               ----------       ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ............    $    11.38       $   11.32      $   11.05    $   10.21    $    8.17     $   10.81
                                               ==========       =========      =========    =========    =========     =========
Total return ..............................          1.30%(4)        3.69%          9.84%       26.23%      (23.68)%      (11.90)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..    $   97,066       $ 105,058      $ 119,629    $ 110,334    $  82,978     $ 105,493

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .................          0.65%(3)        0.65%          0.65%        0.65%        0.63%         0.55%
   Gross operating expenses ...............          0.78%(3)        0.72%          0.72%        0.72%        0.74%         0.70%
   Net investment income (loss) ...........          1.31%(3)        1.22%          1.44%        1.18%        0.91%         0.80%
Portfolio turnover ........................            11%(4)          14%            22%          52%          44%           40%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Duff & Phelps Real Estate Securities Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
          DUFF & PHELPS REAL ESTATE             ACCOUNT VALUE     ACCOUNT VALUE       DURING
              SECURITIES SERIES               DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00         $1,144.20         $5.43

   Hypothetical (5% return before expenses)        1,000.00          1,019.68          5.12

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.02%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Apartments                                        21%
Office                                            20
Regional Malls                                    14
Lodging/Resorts                                   12
Shopping Centers                                  10
Industrial                                         8
Self Storage                                       6
Other                                              9

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--98.5%

REAL ESTATE INVESTMENT TRUSTS--98.5%

DIVERSIFIED--4.7%
   Vornado Realty Trust ...................................           74,785    $    7,295,277
                                                                                --------------
HEALTH CARE--2.3%
   Ventas, Inc. ...........................................          104,626         3,544,729
                                                                                --------------
INDUSTRIAL/OFFICE--29.3%

INDUSTRIAL--7.5%
   AMB Property Corp. .....................................           59,641         3,014,853
   ProLogis ...............................................          164,845         8,591,721
                                                                                --------------
                                                                                    11,606,574
                                                                                --------------
MIXED--1.8%
   Digital Realty Trust, Inc. .............................           89,181         2,201,879
   Ps Business Parks, Inc. ................................           11,706           690,654
                                                                                --------------
                                                                                     2,892,533
                                                                                --------------
OFFICE--20.0%
   Alexandria Real Estate Equities, Inc. ..................           52,600         4,664,568
   Boston Properties, Inc. ................................           65,966         5,963,326
   Corporate Office Properties Trust ......................          124,696         5,247,208
   Equity Office Properties Trust .........................           10,240           373,862
   Kilroy Realty Corp. ....................................           52,118         3,765,526
   Reckson Associates Realty Corp. ........................          101,160         4,186,001
   SL Green Realty Corp. ..................................           61,115         6,690,259
                                                                                --------------
                                                                                    30,890,750
                                                                                --------------
TOTAL INDUSTRIAL/OFFICE ...................................                         45,389,857
                                                                                --------------
LODGING/RESORTS--11.7%
   DiamondRock Hospitality Co. ............................           67,754         1,003,437
   Host Marriott Corp. ....................................          379,595         8,301,743
   LaSalle Hotel Properties ...............................           61,306         2,838,468
   Strategic Hotel & Resorts, Inc. ........................          109,884         2,278,994
   Sunstone Hotel Investors, Inc. .........................          125,575         3,649,209
                                                                                --------------
                                                                                    18,071,851
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
RESIDENTIAL--20.6%

APARTMENTS--20.6%
   Apartment Investment & Management Co. Class A ..........           43,307    $    1,881,689
   Archstone-Smith Trust ..................................          117,220         5,962,981
   AvalonBay Communities, Inc. ............................           43,034         4,760,421
   Camden Property Trust ..................................           44,456         3,269,739
   Equity Residential .....................................          172,586         7,719,772
   Essex Property Trust, Inc. .............................           45,043         5,029,501
   United Dominion Realty Trust, Inc. .....................          118,302         3,313,639
                                                                                --------------
TOTAL RESIDENTIAL ..........................................................        31,937,742
                                                                                --------------
RETAIL--23.9%

REGIONAL MALLS--13.7%
   General Growth Properties, Inc. ........................          109,861         4,950,337
   Macerich Co. (The) .....................................           70,872         4,975,214
   Simon Property Group, Inc. .............................          135,538        11,241,522
                                                                                --------------
                                                                                    21,167,073
                                                                                --------------
SHOPPING CENTERS--10.2%
   Developers Diversified Realty Corp. ....................          103,131         5,381,375
   Kimco Realty Corp. .....................................          137,987         5,035,146
   Pan Pacific Retail Properties, Inc. ....................           37,783         2,621,007
   Regency Centers Corp. ..................................           44,397         2,759,273
                                                                                --------------
                                                                                    15,796,801
                                                                                --------------
TOTAL RETAIL ...............................................................        36,963,874
                                                                                --------------
SELF STORAGE--6.0%
   Extra Space Storage, Inc. ..............................          160,473         2,606,081
   Public Storage, Inc. ...................................           87,080         6,609,372
                                                                                --------------
TOTAL SELF STORAGE .........................................................         9,215,453
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.5%
   (Identified Cost $91,878,531) ...........................................       152,418,783
                                                                                --------------

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)              VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--1.3%

COMMERCIAL PAPER(b)--1.3%
   Alpine Securitization Corp. 5.28%, 7/5/06 ..............   $        1,950    $    1,948,856
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,948,856) ............................................         1,948,856
                                                                                --------------
TOTAL INVESTMENTS--99.8%
   (Identified Cost $93,827,387) ...........................................       154,367,639(a)
   Other assets and liabilities, net--0.2% .................................           309,114
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  154,676,753
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $60,529,981 and gross depreciation of $27,380 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $93,865,038.

(b)   The rate shown is the discount rate.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $93,827,387) ..........................         $  154,367,639
Cash ..................................................................................                  4,389
Receivables
   Dividends ..........................................................................                558,282
   Fund shares sold ...................................................................                  2,469
Prepaid expenses ......................................................................                     79
                                                                                                --------------
     Total assets .....................................................................            154,932,858
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                 69,878
   Investment advisory fee ............................................................                 92,134
   Printing fee .......................................................................                 46,111
   Professional fee ...................................................................                 18,271
   Financial agent fee ................................................................                 12,859
   Administration fee .................................................................                  7,985
   Trustees' fee ......................................................................                  5,304
   Other accrued expenses .............................................................                  3,563
                                                                                                --------------
     Total liabilities ................................................................                256,105
                                                                                                --------------
NET ASSETS ............................................................................         $  154,676,753
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   86,969,083
   Undistributed net investment income ................................................              1,222,954
   Accumulated net realized gain ......................................................              5,944,464
   Net unrealized appreciation ........................................................             60,540,252
                                                                                                --------------
NET ASSETS ............................................................................         $  154,676,753
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              4,861,233
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        31.82
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $    2,570,919
   Interest ...........................................................................                 78,191
                                                                                                --------------
     Total investment income ..........................................................              2,649,110
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                557,648
   Financial agent fee ................................................................                 61,365
   Administration fee .................................................................                 48,329
   Printing ...........................................................................                 36,754
   Professional .......................................................................                 15,429
   Trustees ...........................................................................                 13,731
   Custodian ..........................................................................                  7,788
   Miscellaneous ......................................................................                 18,560
                                                                                                --------------
     Total expenses ...................................................................                759,604
   Less custodian fees paid indirectly ................................................                   (720)
                                                                                                --------------
     Net expenses .....................................................................                758,884
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................              1,890,226
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................              5,971,125
   Net change in unrealized appreciation (depreciation) on investments ................             11,610,862
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................             17,581,987
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $   19,472,213
                                                                                                ==============

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $    1,890,226    $    2,030,270
   Net realized gain (loss) ................................................       5,971,125         7,369,413
   Net change in unrealized appreciation (depreciation) ....................      11,610,862         8,683,186
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............      19,472,213        18,082,869
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................        (667,272)       (2,048,966)
   Net realized short-term gains ...........................................        (349,364)         (278,381)
   Net realized long-term gains ............................................      (2,020,880)       (6,536,217)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............      (3,037,516)       (8,863,564)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (345,264 and 451,133 shares, respectively)       10,914,458        12,005,416
   Net asset value of shares issued from reinvestment of distributions
     (98,662 and 319,323 shares, respectively) .............................       3,037,516         8,863,564
   Cost of shares repurchased (419,206 and 556,092 shares, respectively) ...     (12,990,825)      (14,792,173)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............         961,149         6,076,807
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      17,395,846        15,296,112
NET ASSETS
   Beginning of period .....................................................     137,280,907       121,984,795
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $1,222,954 AND $0, RESPECTIVELY] ............................  $  154,676,753    $  137,280,907
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                              YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006      ----------------------------------------------------------------
                                              (UNAUDITED)         2005           2004         2003         2002          2001
                                             -------------      ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period ......    $    28.38       $   26.39      $   21.85    $   16.85    $   15.70     $   15.33

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ...........          0.39(2)         0.44(2)        0.56         0.64         0.63(1)       0.62
   Net realized and unrealized gain (loss)           3.69            3.46           6.87         5.67         1.26          0.37
                                               ----------       ---------      ---------    ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS .....          4.08            3.90           7.43         6.31         1.89          0.99
                                               ----------       ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ...         (0.14)          (0.44)         (0.59)       (0.66)       (0.65)        (0.62)
   Distributions from net realized gains ..         (0.50)          (1.47)         (2.30)       (0.65)       (0.09)           --
                                               ----------       ---------      ---------    ---------    ---------     ---------
     TOTAL DISTRIBUTIONS ..................         (0.64)          (1.91)         (2.89)       (1.31)       (0.74)        (0.62)
                                               ----------       ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE .................          3.44            1.99           4.54         5.00         1.15          0.37
                                               ----------       ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ............    $    31.82       $   28.38      $   26.39    $   21.85    $   16.85     $   15.70
                                               ==========       =========      =========    =========    =========     =========
Total return ..............................         14.42%(4)       15.10%         34.69%       38.27%       12.08%         6.62%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..    $  154,677       $ 137,281      $ 121,985    $  87,376    $  63,452     $  41,506

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses .................          1.02%(3)        1.03%          1.04%        1.07%        1.09%         1.00%
   Gross operating expenses ...............          1.02%(3)        1.03%          1.04%        1.12%        1.16%         1.32%
   Net investment income (loss) ...........          2.54%(3)        1.62%          2.39%        4.72%        3.96%         4.21%
Portfolio turnover ........................            13%(4)          26%            27%          27%          27%           37%

(1) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Growth and Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
      ENGEMANN GROWTH AND INCOME SERIES       DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00         $1,032.40         $4.79

   Hypothetical (5% return before expenses)        1,000.00          1,020.03          4.77

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.95%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                        23%
Information Technology                            14
Industrials                                       12
Health Care                                       12
Consumer Discretionary                            10
Energy                                            10
Consumer Staples                                   7
Other                                             12

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--93.3%

AEROSPACE & DEFENSE--3.7%
   Boeing Co. (The) .......................................            7,600    $      622,516
   Honeywell International, Inc. ..........................           17,500           705,250
   Lockheed Martin Corp. ..................................           12,200           875,228
   Northrop Grumman Corp. .................................            8,200           525,292
   Raytheon Co. ...........................................            9,200           410,044
   United Technologies Corp. ..............................           32,200         2,042,124
                                                                                --------------
                                                                                     5,180,454
                                                                                --------------
AIR FREIGHT & LOGISTICS--0.3%
   Pacer International, Inc. ..............................            4,000           130,320
   United Parcel Service, Inc. Class B ....................            2,800           230,524
                                                                                --------------
                                                                                       360,844
                                                                                --------------
APPAREL RETAIL--0.4%
   Gap, Inc. (The) ........................................           28,700           499,380
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
   VF Corp. ...............................................            5,400           366,768
                                                                                --------------
APPLICATION SOFTWARE--0.3%
   Autodesk, Inc.(b) ......................................            3,600           124,056
   Intuit, Inc.(b) ........................................            6,000           362,340
                                                                                --------------
                                                                                       486,396
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.8%
   Bank of New York Co., Inc. (The) .......................           16,600           534,520
   Federated Investors, Inc. Class B ......................            8,900           280,350
   Franklin Resources, Inc. ...............................            5,400           468,774
   Northern Trust Corp. ...................................           13,200           729,960
   State Street Corp. .....................................            9,200           534,428
                                                                                --------------
                                                                                     2,548,032
                                                                                --------------
AUTOMOBILE MANUFACTURERS--0.2%
   Ford Motor Co. .........................................           31,300           216,909
                                                                                --------------
BROADCASTING & CABLE TV--0.3%
   CBS Corp. Class B ......................................           13,000           351,650
                                                                                --------------
BUILDING PRODUCTS--0.4%
   Masco Corp. ............................................           16,500           489,060
   USG Corp.(b) ...........................................            1,800           131,274
                                                                                --------------
                                                                                       620,334
                                                                                --------------
COAL & CONSUMABLE FUELS--0.1%
   Foundation Coal Holdings, Inc. .........................            2,600           122,018
                                                                                --------------

                                                                  SHARES             VALUE
                                                              --------------    --------------
COMMERCIAL PRINTING--0.3%
   Donnelley (R.R.) & Sons Co. ............................           13,200    $      421,740
                                                                                --------------
COMMUNICATIONS EQUIPMENT--2.8%
   Cisco Systems, Inc.(b) .................................          105,900         2,068,227
   Harris Corp. ...........................................            5,500           228,305
   Motorola, Inc. .........................................           69,500         1,400,425
   Tellabs, Inc.(b) .......................................           13,800           183,678
                                                                                --------------
                                                                                     3,880,635
                                                                                --------------
COMPUTER HARDWARE--3.5%
   Dell, Inc.(b) ..........................................           38,300           934,903
   Hewlett-Packard Co. ....................................           45,600         1,444,608
   International Business Machines Corp. ..................           31,300         2,404,466
   NCR Corp.(b) ...........................................            4,100           150,224
                                                                                --------------
                                                                                     4,934,201
                                                                                --------------
COMPUTER STORAGE & PERIPHERALS--0.2%
   Emulex Corp.(b) ........................................           16,400           266,828
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.5%
   PACCAR, Inc. ...........................................            5,200           428,376
   Toro Co. (The) .........................................            6,700           312,890
                                                                                --------------
                                                                                       741,266
                                                                                --------------
CONSUMER FINANCE--1.1%
   American Express Co. ...................................           19,900         1,059,078
   Capital One Financial Corp. ............................            6,000           512,700
                                                                                --------------
                                                                                     1,571,778
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
   CheckFree Corp.(b) .....................................            2,200           109,032
   Computer Sciences Corp.(b) .............................            2,400           116,256
   Fiserv, Inc.(b) ........................................           13,900           630,504
                                                                                --------------
                                                                                       855,792
                                                                                --------------
DEPARTMENT STORES--2.1%
   Federated Department Stores, Inc. ......................           27,600         1,010,160
   Nordstrom, Inc. ........................................           22,100           806,650
   Penney (JC) Co., Inc. ..................................           15,800         1,066,658
                                                                                --------------
                                                                                     2,883,468
                                                                                --------------
DIVERSIFIED BANKS--2.9%
   Comerica, Inc. .........................................            6,300           327,537
   U.S. Bancorp ...........................................           14,400           444,672
   Wachovia Corp. .........................................           46,900         2,536,352
   Wells Fargo & Co. ......................................           11,300           758,004
                                                                                --------------
                                                                                     4,066,565
                                                                                --------------

                        See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
DIVERSIFIED CHEMICALS--0.5%
   Dow Chemical Co. (The) .................................           13,400    $      523,002
   PPG Industries, Inc. ...................................            1,700           112,200
                                                                                --------------
                                                                                       635,202
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   Dun & Bradstreet Corp.(b) ..............................            4,800           334,464
                                                                                --------------
DIVERSIFIED METALS & MINING--0.4%
   Freeport-McMoRan Copper & Gold, Inc.
     Class B (Indonesia) ..................................            9,800           543,018
                                                                                --------------
ELECTRIC UTILITIES--0.3%
   PPL Corp. ..............................................           11,900           384,370
                                                                                --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
   Emerson Electric Co. ...................................           14,500         1,215,245
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
   Sanmina-SCI Corp.(b) ...................................           43,600           200,560
                                                                                --------------
FOOD RETAIL--0.2%
   Kroger Co. (The) .......................................           13,200           288,552
                                                                                --------------
FOOTWEAR--0.4%
   Nike, Inc. Class B .....................................            7,500           607,500
                                                                                --------------
GENERAL MERCHANDISE STORES--0.1%
   Dollar General Corp. ...................................            8,200           114,636
                                                                                --------------
HEALTH CARE DISTRIBUTORS--1.0%
   Cardinal Health, Inc. ..................................            9,800           630,434
   McKesson Corp. .........................................           16,300           770,664
                                                                                --------------
                                                                                     1,401,098
                                                                                --------------
HEALTH CARE EQUIPMENT--1.2%
   Baxter International, Inc. .............................           16,100           591,836
   Becton, Dickinson & Co. ................................           16,300           996,419
   Kinetic Concepts,(b) Inc. ..............................            3,400           150,110
                                                                                --------------
                                                                                     1,738,365
                                                                                --------------
HEALTH CARE SERVICES--0.3%
   Caremark Rx, Inc. ......................................            7,600           379,012
                                                                                --------------
HEALTH CARE SUPPLIES--0.3%
   Bausch & Lomb, Inc. ....................................            8,800           431,552
                                                                                --------------
HOME IMPROVEMENT RETAIL--1.4%
   Home Depot, Inc. (The) .................................           30,800         1,102,332
   Sherwin-Williams Co. (The) .............................           17,700           840,396
                                                                                --------------
                                                                                     1,942,728
                                                                                --------------
HOUSEHOLD APPLIANCES--0.7%
   Black & Decker Corp. (The) .............................            9,800           827,708
   Whirlpool Corp. ........................................            2,400           198,360
                                                                                --------------
                                                                                     1,026,068
                                                                                --------------
HOUSEHOLD PRODUCTS--1.5%
   Colgate-Palmolive Co. ..................................           16,200           970,380
   Kimberly-Clark Corp. ...................................           19,100         1,178,470
                                                                                --------------
                                                                                     2,148,850
                                                                                --------------
HOUSEWARES & SPECIALTIES--0.4%
   Newell Rubbermaid, Inc. ................................           23,700           612,171
                                                                                --------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.1%
   Labor Ready, Inc.(b) ...................................            4,100            92,865
                                                                                --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.4%
   Constellation Energy Group, Inc. .......................            9,900           539,748
                                                                                --------------

                                                                   SHARES           VALUE
                                                              --------------    --------------
INDUSTRIAL CONGLOMERATES--2.0%
   3M Co. .................................................            3,000    $      242,310
   General Electric Co. ...................................           67,600         2,228,096
   Textron, Inc. ..........................................            4,100           377,938
                                                                                --------------
                                                                                     2,848,344
                                                                                --------------
INDUSTRIAL MACHINERY--2.0%
   Danaher Corp. ..........................................            3,300           212,256
   Dover Corp. ............................................            3,900           192,777
   Eaton Corp. ............................................           14,000         1,055,600
   Illinois Tool Works, Inc. ..............................           21,000           997,500
   Parker-Hannifin Corp. ..................................            4,100           318,160
                                                                                --------------
                                                                                     2,776,293
                                                                                --------------
INSURANCE BROKERS--0.2%
   AON Corp. ..............................................            6,800           236,776
                                                                                --------------
INTEGRATED OIL & GAS--8.7%
   Chevron Corp. ..........................................           33,200         2,060,392
   ConocoPhillips .........................................           19,233         1,260,338
   Exxon Mobil Corp. ......................................           96,200         5,901,870
   Marathon Oil Corp. .....................................            3,000           249,900
   Occidental Petroleum Corp. .............................           25,800         2,645,790
                                                                                --------------
                                                                                    12,118,290
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--4.2%
   AT&T, Inc. .............................................           73,999         2,063,832
   BellSouth Corp. ........................................           30,100         1,089,620
   Citizens Communications Co. ............................           48,100           627,705
   Embarq Corp.(b) ........................................            2,120            86,899
   Qwest Communications International, Inc.(b) ............           23,300           188,497
   Verizon Communications, Inc. ...........................           53,500         1,791,715
                                                                                --------------
                                                                                     5,848,268
                                                                                --------------
INTERNET RETAIL--0.2%
   IAC/InterActiveCorp.(b) ................................           10,100           267,549
                                                                                --------------
INTERNET SOFTWARE & SERVICES--0.3%
   VeriSign, Inc.(b) ......................................           18,300           424,011
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--1.6%
   Merrill Lynch & Co., Inc. ..............................           24,300         1,690,308
   Morgan Stanley .........................................            9,700           613,137
                                                                                --------------
                                                                                     2,303,445
                                                                                --------------
LIFE & HEALTH INSURANCE--3.5%
   AFLAC, Inc. ............................................           12,400           574,740
   Lincoln National Corp. .................................           16,100           908,684
   MetLife, Inc. ..........................................           34,500         1,766,745
   Principal Financial Group, Inc. (The) ..................           12,700           706,755
   Protective Life Corp. ..................................            1,700            79,254
   Prudential Financial, Inc. .............................           10,500           815,850
   StanCorp Financial Group, Inc. .........................            1,900            96,729
                                                                                --------------
                                                                                     4,948,757
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--0.9%
   Applera Corp. - Applied Biosystems Group ...............            8,000           258,800
   Fisher Scientific International, Inc.(b) ...............            7,800           569,790
   PerkinElmer, Inc. ......................................           22,400           468,160
                                                                                --------------
                                                                                     1,296,750
                                                                                --------------
MANAGED HEALTH CARE--2.0%
   Aetna, Inc. ............................................           19,000           758,670
   CIGNA Corp. ............................................            4,500           443,295
   UnitedHealth Group, Inc. ...............................           15,100           676,178
   WellPoint, Inc.(b) .....................................           12,300           895,071
                                                                                --------------
                                                                                     2,773,214
                                                                                --------------

                        See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
METAL & GLASS CONTAINERS--0.3%
   Crown Holdings, Inc.(b) ................................           16,300    $      253,791
   Silgan Holdings, Inc. ..................................            3,200           118,432
                                                                                --------------
                                                                                       372,223
                                                                                --------------
MORTGAGE REIT'S--0.2%
   American Home Mortgage Investment Corp. ................            6,000           221,160
                                                                                --------------
MOTORCYCLE MANUFACTURERS--0.1%
   Harley-Davidson, Inc. ..................................            2,500           137,225
                                                                                --------------
MOVIES & ENTERTAINMENT--2.3%
   Time Warner, Inc. ......................................          130,200         2,252,460
   Viacom, Inc. Class B(b) ................................           13,000           465,920
   Walt Disney Co. (The) ..................................           15,900           477,000
                                                                                --------------
                                                                                     3,195,380
                                                                                --------------
MULTI-LINE INSURANCE--0.1%
   Hartford Financial Services Group, Inc. (The) ..........            1,600           135,360
   Unitrin, Inc. ..........................................            1,600            69,744
                                                                                --------------
                                                                                       205,104
                                                                                --------------
OFFICE REIT'S--0.6%
   Boston Properties, Inc. ................................            3,700           334,480
   Highwoods Properties, Inc. .............................           13,100           473,958
                                                                                --------------
                                                                                       808,438
                                                                                --------------
OIL & GAS DRILLING--0.5%
   Grey Wolf, Inc.(b) .....................................           51,900           399,630
   TODCO Class A ..........................................            8,500           347,225
                                                                                --------------
                                                                                       746,855
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--0.3%
   Devon Energy Corp. .....................................            7,100           428,911
                                                                                --------------
OIL & GAS REFINING & MARKETING--0.2%
   Sunoco, Inc. ...........................................            3,600           249,444
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--6.9%
   Bank of America Corp. ..................................           97,209         4,675,753
   Citigroup, Inc. ........................................           43,400         2,093,616
   JPMorgan Chase & Co. ...................................           68,800         2,889,600
                                                                                --------------
                                                                                     9,658,969
                                                                                --------------
PACKAGED FOODS & MEATS--2.0%
   Campbell Soup Co. ......................................           10,500           389,655
   General Mills, Inc. ....................................           12,500           645,750
   Kellogg Co. ............................................           35,800         1,733,794
                                                                                --------------
                                                                                     2,769,199
                                                                                --------------
PHARMACEUTICALS--6.8%
   Abbott Laboratories ....................................           25,200         1,098,972
   Barr Pharmaceuticals, Inc.(b) ..........................            5,600           267,064
   Endo Pharmaceuticals Holdings, Inc.(b) .................            8,600           283,628
   Johnson & Johnson ......................................           55,600         3,331,552
   Lilly (Eli) & Co. ......................................            8,200           453,214
   Merck & Co., Inc. ......................................           19,200           699,456
   Pfizer, Inc. ...........................................          120,300         2,823,441
   Watson Pharmaceuticals, Inc.(b) ........................            3,800            88,464
   Wyeth ..................................................           10,000           444,100
                                                                                --------------
                                                                                     9,489,891
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--2.6%
   Allstate Corp. (The) ...................................           32,900         1,800,617
   Cincinnati Financial Corp. .............................            2,500           117,525
   Philadelphia Consolidated Holding Co.(b) ...............            2,600            78,936
   Progressive Corp. (The) ................................           15,700           403,647
   St. Paul Travelers Cos., Inc. (The) ....................           28,700         1,279,446
                                                                                --------------
                                                                                     3,680,171
                                                                                --------------

                                                                  SHARES             VALUE
                                                              --------------    --------------
RAILROADS--0.5%
   Burlington Northern Santa Fe Corp. .....................            3,400    $      269,450
   Norfolk Southern Corp. .................................            7,100           377,862
                                                                                --------------
                                                                                       647,312
                                                                                --------------
REGIONAL BANKS--0.9%
   Bank of Hawaii Corp. ...................................            5,500           272,800
   KeyCorp. ...............................................           12,800           456,704
   National City Corp. ....................................            3,700           133,903
   SunTrust Banks, Inc. ...................................            2,300           175,398
   Synovus Financial Corp. ................................            6,300           168,714
                                                                                --------------
                                                                                     1,207,519
                                                                                --------------
RESTAURANTS--1.3%
   McDonald's Corp. .......................................           37,500         1,260,000
   Yum! Brands, Inc. ......................................           11,900           598,213
                                                                                --------------
                                                                                     1,858,213
                                                                                --------------
RETAIL REIT'S--0.1%
   New Plan Excel Realty Trust ............................            7,000           172,830
                                                                                --------------
SEMICONDUCTOR EQUIPMENT--0.2%
   Amkor Technology, Inc.(b) ..............................           10,700           101,222
   Lam Research Corp.(b) ..................................            4,700           219,114
                                                                                --------------
                                                                                       320,336
                                                                                --------------
SEMICONDUCTORS--3.1%
   Advanced Micro Devices, Inc.(b) ........................           11,900           290,598
   Freescale Semiconductor, Inc. Class B(b) ...............           13,700           402,780
   Intel Corp. ............................................           84,500         1,601,275
   LSI Logic Corp.(b) .....................................           26,100           233,595
   National Semiconductor Corp. ...........................           10,400           248,040
   NVIDIA Corp.(b) ........................................            8,400           178,836
   OmniVision Technologies, Inc.(b) .......................            9,900           209,088
   ON Semiconductor Corp.(b) ..............................           29,300           172,284
   Texas Instruments, Inc. ................................           30,700           929,903
   Zoran Corp.(b) .........................................            5,900           143,606
                                                                                --------------
                                                                                     4,410,005
                                                                                --------------
SOFT DRINKS--1.2%
   Coca-Cola Co. (The) ....................................           15,800           679,716
   Pepsi Bottling Group, Inc. (The) .......................           28,700           922,705
   PepsiAmericas, Inc. ....................................            4,500            99,495
                                                                                --------------
                                                                                     1,701,916
                                                                                --------------
SPECIALTY CHEMICALS--0.1%
   Rohm and Haas Co. ......................................            4,200           210,504
                                                                                --------------
SPECIALTY STORES--0.1%
   Barnes & Noble, Inc. ...................................            2,600            94,900
   Staples, Inc. ..........................................            4,100            99,712
                                                                                --------------
                                                                                       194,612
                                                                                --------------
SYSTEMS SOFTWARE--2.7%
   BMC Software, Inc.(b) ..................................            9,000           215,100
   Microsoft Corp. ........................................          106,200         2,474,460
   Oracle Corp.(b) ........................................           73,300         1,062,117
   Symantec Corp.(b) ......................................            6,000            93,240
                                                                                --------------
                                                                                     3,844,917
                                                                                --------------
TECHNOLOGY DISTRIBUTORS--0.2%
   Arrow Electronics, Inc.(b) .............................            6,900           222,180
                                                                                --------------
TOBACCO--1.6%
   Loews Corp. - Carolina Group ...........................           15,100           775,687
   Reynolds American, Inc. ................................           12,700         1,464,310
                                                                                --------------
                                                                                     2,239,997
                                                                                --------------

                        See Notes to Financial Statements

                   PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
WIRELESS TELECOMMUNICATION
SERVICES--0.6%
   Sprint Nextel Corp. ....................................           42,400    $      847,576
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $108,201,623) ..........................................       130,693,646
                                                                                --------------
FOREIGN COMMON STOCKS(c)--1.6%

INDUSTRIAL CONGLOMERATES--0.3%
   Tyco International Ltd. (United States) ................           16,800           462,000
                                                                                --------------
INDUSTRIAL MACHINERY--1.3%
   Ingersoll-Rand Co. Ltd. Class A (United States) ........           42,400         1,813,872
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,398,645) ............................................         2,275,872
                                                                                --------------
EXCHANGE TRADED FUNDS--3.9%
   SPDR Trust Series I ....................................           42,400         5,396,672
                                                                                --------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $5,312,873) ............................................         5,396,672
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.8%
   (Identified Cost $114,913,141) ..........................................       138,366,190
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
SHORT-TERM INVESTMENTS--1.4%

COMMERCIAL PAPER(d)--1.4%
   Clipper Receivables Co. LLC 5.30%, 7/3/06 ..............   $        2,000         1,999,411
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,999,411) ............................................         1,999,411
                                                                                --------------
TOTAL INVESTMENTS--100.2%
   (Identified cost $116,912,552) ..........................................       140,365,601(a)
   Other assets and liabilities, net--(0.2)% ...............................          (319,304)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  140,046,297
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,900,521 and gross depreciation of $4,207,883 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $117,672,963.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $116,912,552) ..................   $ 140,365,601
Cash ...........................................................................           4,836
Receivables
   Investment securities sold ..................................................         282,682
   Dividends ...................................................................         165,041
   Fund shares sold ............................................................          69,412
Prepaid expenses ...............................................................              86
                                                                                   -------------
     Total assets ..............................................................     140,887,658
                                                                                   -------------
LIABILITIES
Payables
   Investment securities purchased .............................................         632,896
   Fund shares repurchased .....................................................          32,111
   Investment advisory fee .....................................................          78,971
   Printing fee ................................................................          45,249
   Financial agent fee .........................................................          11,824
   Administration fee ..........................................................           7,366
   Trustees' fee ...............................................................           4,511
   Other accrued expenses ......................................................          28,433
                                                                                   -------------
     Total liabilities .........................................................         841,361
                                                                                   -------------
NET ASSETS .....................................................................   $ 140,046,297
                                                                                   =============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ............................   $ 128,043,152
   Undistributed net investment income .........................................         140,434
   Accumulated net realized loss ...............................................     (11,590,338)
   Net unrealized appreciation .................................................      23,453,049
                                                                                   -------------
NET ASSETS .....................................................................   $ 140,046,297
                                                                                   =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization      10,887,102
                                                                                   =============
Net asset value and offering price per share ...................................   $       12.86
                                                                                   =============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ...................................................................   $   1,427,628
   Interest ....................................................................          32,450
                                                                                   -------------
     Total investment income ...................................................       1,460,078
                                                                                   -------------
EXPENSES
   Investment advisory fee .....................................................         493,617
   Financial agent fee .........................................................          58,343
   Administration fee ..........................................................          45,836
   Printing ....................................................................          35,734
   Custodian ...................................................................          20,838
   Professional ................................................................          15,478
   Trustees ....................................................................          12,921
   Miscellaneous ...............................................................          20,338
                                                                                   -------------
     Total expenses ............................................................         703,105
   Less expenses reimbursed by investment advisor ..............................         (33,098)
   Custodian fees paid indirectly ..............................................             (99)
                                                                                   -------------
     Net expenses ..............................................................         669,908
                                                                                   -------------
NET INVESTMENT INCOME (LOSS) ...................................................         790,170
                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................................         (13,292)
   Net change in unrealized appreciation (depreciation) on investments .........       3,787,231
                                                                                   -------------
NET GAIN (LOSS) ON INVESTMENTS .................................................       3,773,939
                                                                                   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................   $   4,564,109
                                                                                   =============

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                     ENDED         YEAR ENDED
                                                                 JUNE 30, 2006    DECEMBER 31,
                                                                  (UNAUDITED)         2005
                                                                 -------------    -------------
FROM OPERATIONS
   Net investment income (loss) ..............................   $     790,170    $   1,512,840
   Net realized gain (loss) ..................................         (13,292)       6,004,215
   Net change in unrealized appreciation (depreciation) ......       3,787,231         (720,107)
                                                                 -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       4,564,109        6,796,948
                                                                 -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................        (649,736)      (1,525,408)
                                                                 -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .        (649,736)      (1,525,408)
                                                                 -------------    -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (318,378 and 1,171,916
     shares, respectively) ...................................       4,133,018       14,172,647
   Net asset value of shares issued from reinvestment of
     distributions (51,491 and 123,493 shares, respectively) .         649,736        1,525,408
   Cost of shares repurchased (749,028 and 2,420,852 shares,
     respectively) ...........................................      (9,688,390)     (29,541,479)
                                                                 -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .      (4,905,636)     (13,843,424)
                                                                 -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................        (991,263)      (8,571,884)

NET ASSETS
   Beginning of period .......................................     141,037,560      149,609,444
                                                                 -------------    -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $140,434 AND $0, RESPECTIVELY] ................   $ 140,046,297    $ 141,037,560
                                                                 =============    =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                 SIX MONTHS
                                                    ENDED                           YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2006    ---------------------------------------------------------------
                                                 (UNAUDITED)       2005             2004         2003         2002        2001
                                                -------------    ---------       ---------     ---------    --------    ---------
Net asset value, beginning of period .........    $   12.52      $   12.07       $   11.06     $    8.77    $  11.42    $   12.52

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............         0.07(1)        0.13(1)         0.13(1)       0.11        0.08         0.08
   Net realized and unrealized gain (loss) ...         0.33           0.45            1.02          2.29       (2.65)       (1.09)
                                                  ---------      ---------       ---------     ---------    --------    ---------
     TOTAL FROM INVESTMENT OPERATIONS ........         0.40           0.58            1.15          2.40       (2.57)       (1.01)
                                                  ---------      ---------       ---------     ---------    --------    ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ......        (0.06)         (0.13)          (0.14)        (0.11)      (0.08)       (0.06)
   Distributions from net realized gains .....           --             --              --            --          --        (0.03)
                                                  ---------      ---------       ---------     ---------    --------    ---------
     TOTAL DISTRIBUTIONS .....................        (0.06)         (0.13)          (0.14)        (0.11)      (0.08)       (0.09)
                                                  ---------      ---------       ---------     ---------    --------    ---------
CHANGE IN NET ASSET VALUE ....................         0.34           0.45            1.01          2.29       (2.65)       (1.10)
                                                  ---------      ---------       ---------     ---------    --------    ---------
NET ASSET VALUE, END OF PERIOD ...............    $   12.86      $   12.52       $   12.07     $   11.06    $   8.77    $   11.42
                                                  =========      =========       =========     =========    ========    =========
Total return .................................         3.24%(3)       4.80%          10.48%        27.46%     (22.51)%      (8.17)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....    $ 140,046      $ 141,038       $ 149,609     $ 107,718    $ 80,824    $ 115,740

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................         0.95%(2)       0.95%           0.95%         0.95%       0.93%        0.85%
   Gross operating expenses ..................         1.00%(2)       0.99%           0.98%         1.01%       0.95%        0.93%
   Net investment income (loss) ..............         1.12%(2)       1.04%           1.13%         1.18%       0.79%        0.65%
Portfolio turnover ...........................           14%(3)         44%             58%           55%         60%          29%

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING          ENDING       EXPENSES PAID
                                                ACCOUNT VALUE     ACCOUNT VALUE       DURING
       ENGEMANN SMALL-CAP GROWTH SERIES       DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ----------------------------------------   -----------------   -------------   -------------
   Actual                                         $1,000.00         $1,010.10         $6.23

   Hypothetical (5% return before expenses)        1,000.00          1,018.52          6.28

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.25%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                            34%
Consumer Discretionary                            20
Industrials                                       16
Financials                                        11
Health Care                                       10
Consumer Staples                                   6
Telecommunication Services                         1
Other                                              2

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--87.3%

AIR FREIGHT & LOGISTICS--1.3%
   Pacer International, Inc. ..............................            7,000    $      228,060
                                                                                --------------
APPAREL RETAIL--0.0%
   Crew (J.) Group, Inc.(b) ...............................              130             3,569
                                                                                --------------
APPLICATION SOFTWARE--1.4%
   Blackboard, Inc.(b) ....................................            8,700           251,952
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--3.1%
   GAMCO Investors, Inc. Class A ..........................           15,200           558,752
                                                                                --------------
AUTOMOBILE MANUFACTURERS--0.5%
   Winnebago Industries, Inc. .............................            2,700            83,808
                                                                                --------------
AUTOMOTIVE RETAIL--1.2%
   Advance Auto Parts, Inc. ...............................            7,200           208,080
                                                                                --------------
BIOTECHNOLOGY--3.5%
   Coley Pharmaceutical Group, Inc.(b) ....................            5,900            68,145
   ICOS Corp.(b) ..........................................            6,300           138,537
   NPS Pharmaceuticals, Inc.(b) ...........................           17,700            86,376
   Nuvelo, Inc.(b) ........................................           19,900           331,335
                                                                                --------------
                                                                                       624,393
                                                                                --------------
BROADCASTING & CABLE TV--0.1%
   WorldSpace, Inc. Class A(b) ............................            5,100            18,258
                                                                                --------------
CASINOS & GAMING--4.9%
   Multimedia Games, Inc.(b) ..............................           12,800           129,664
   Scientific Games Corp. Class A(b) ......................           14,300           509,366
   Shuffle Master, Inc.(b) ................................            7,100           232,738
                                                                                --------------
                                                                                       871,768
                                                                                --------------
COMMUNICATIONS EQUIPMENT--1.2%
   SafeNet, Inc.(b) .......................................           12,500           221,500
                                                                                --------------
COMPUTER HARDWARE--3.9%
   Avid Technology, Inc.(b) ...............................           11,700           389,961
   Stratasys, Inc.(b) .....................................           10,300           303,438
                                                                                --------------
                                                                                       693,399
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--1.2%
   MoneyGram International, Inc. ..........................            6,100           207,095
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--7.0%
   Advisory Board Co. (The)(b) ............................           11,100           533,799
   Corporate Executive Board Co. (The) ....................            4,600           460,920
   Huron Consulting Group,(b) Inc. ........................            4,957           173,941
   Tetra Tech, Inc.(b) ....................................            4,600            81,604
                                                                                --------------
                                                                                     1,250,264
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
EDUCATION SERVICES--1.9%
   Lincoln Educational Services Corp.(b) ..................            4,100    $       70,069
   Strayer Education, Inc. ................................            2,700           262,224
                                                                                --------------
                                                                                       332,293
                                                                                --------------
GENERAL MERCHANDISE STORES--0.1%
   99 Cents Only Stores(b) ................................            2,400            25,104
                                                                                --------------
HEALTH CARE EQUIPMENT--0.5%
   Conor Medsystems, Inc.(b) ..............................            3,000            82,770
                                                                                --------------
HEALTH CARE SERVICES--0.5%
   Health Grades, Inc.(b) .................................           20,600            92,700
                                                                                --------------
HEALTH CARE SUPPLIES--1.7%
   Immucor, Inc.(b) .......................................           15,700           301,911
                                                                                --------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--3.1%
   Resources Connection, Inc.(b) ..........................           22,000           550,440
                                                                                --------------
INTERNET SOFTWARE & SERVICES--12.4%
   CNET Networks, Inc.(b) .................................           22,200           177,156
   Digitas, Inc.(b) .......................................           12,200           141,764
   Equinix, Inc.(b) .......................................            6,400           351,104
   j2 Global Communications, Inc.(b) ......................           35,900         1,120,798
   NetRatings, Inc.(b) ....................................           23,900           331,971
   Websense, Inc.(b) ......................................            4,100            84,214
                                                                                --------------
                                                                                     2,207,007
                                                                                --------------
LEISURE FACILITIES--2.6%
   Life Time Fitness, Inc.(b) .............................            9,900           458,073
                                                                                --------------
LEISURE PRODUCTS--2.2%
   MarineMax, Inc.(b) .....................................            5,500           144,265
   Polaris Industries, Inc. ...............................            5,900           255,470
                                                                                --------------
                                                                                       399,735
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--3.9%
   Nektar Therapeutics(b) .................................           37,300           684,082
                                                                                --------------
MOVIES & ENTERTAINMENT--0.9%
   CKX, Inc.(b) ...........................................            7,200            97,704
   Digital Music Group, Inc.(b) ...........................            9,700            53,350
                                                                                --------------
                                                                                       151,054
                                                                                --------------
OFFICE SERVICES & SUPPLIES--3.2%
   PeopleSupport, Inc.(b) .................................           42,800           576,088
                                                                                --------------
PACKAGED FOODS & MEATS--0.6%
   Hain Celestial Group, Inc. (The)(b) ....................            4,000           103,040
                                                                                --------------

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

                                                                  SHARES             VALUE
                                                              --------------    --------------
PHARMACEUTICALS--4.3%
   Barrier Therapeutics, Inc.(b) ..........................            4,600    $       30,084
   Medicis Pharmaceutical Corp. Class A ...................            2,800            67,200
   MGI Pharma, Inc.(b) ....................................           20,300           436,450
   Sepracor, Inc.(b) ......................................            3,900           222,846
                                                                                --------------
                                                                                       756,580
                                                                                --------------
RESTAURANTS--1.9%
   Cheesecake Factory, Inc. (The)(b) ......................           10,000           269,500
   PF Chang's China Bistro, Inc.(b) .......................            1,800            68,436
                                                                                --------------
                                                                                       337,936
                                                                                --------------
SEMICONDUCTORS--6.1%
   Integrated Device Technology,(b) Inc. ..................            6,700            95,006
   Mindspeed Technologies, Inc.(b) ........................          148,500           357,885
   ON Semiconductor Corp.(b) ..............................           73,300           431,004
   Semtech Corp.(b) .......................................            6,300            91,035
   Supertex, Inc.(b) ......................................            2,700           107,838
                                                                                --------------
                                                                                     1,082,768
                                                                                --------------
SOFT DRINKS--5.3%
   Hansen Natural Corp.(b) ................................            4,900           932,813
                                                                                --------------
SPECIALIZED CONSUMER SERVICES--0.5%
   Collectors Universe, Inc. ..............................            6,100            85,278
                                                                                --------------
SPECIALTY STORES--1.9%
   Guitar Center, Inc.(b) .................................            7,700           342,419
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--1.9%
   Federal Agricultural Mortgage  Corp. Class C ...........           12,100           335,170
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--1.0%
   TransDigm Group, Inc.(b) ...............................            7,600           182,020
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--1.5%
   InPhonic, Inc.(b) ......................................           41,800           263,340
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $11,535,440)............................................        15,503,519
                                                                                --------------
FOREIGN COMMON STOCKS(c) --11.4%

APPLICATION SOFTWARE--0.8%
   Retalix Ltd. (United States)(b) ........................            6,100           136,091
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--2.5%
   Stewart (W.P.) & Co. Ltd. (United States) ..............           29,300           445,946
                                                                                --------------
MOVIES & ENTERTAINMENT--1.5%
   Imax Corp. (United States)(b) ..........................           29,600           271,136
                                                                                --------------
SEMICONDUCTORS--6.6%
   ARM Holdings plc Sponsored ADR
     (United Kingdom) .....................................          115,810           724,970
   O2Micro International Ltd. Sponsored
     ADR (Taiwan)(b) ......................................           57,800           444,482
                                                                                --------------
                                                                                     1,169,452
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $1,915,529) ............................................         2,022,625
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.7%
   (Identified Cost $13,450,969) ...........................................        17,526,144
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)              VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--1.4%

COMMERCIAL PAPER(d) --1.4%
   Sysco Corp. 5.27%, 7/3/06 ..............................   $          250    $      249,927
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $249,927) ..............................................           249,927
                                                                                --------------
TOTAL INVESTMENTS--100.1%
   (Identified cost $13,700,896) ...........................................        17,776,071(a)
   Other assets and  liabilities, net--(0.1)% ..............................           (11,946)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   17,764,125
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,176,496 and gross depreciation of $1,436,071 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $14,035,646.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $13,700,896) ..........................         $   17,776,071
Cash ..................................................................................                  4,210
Receivables
   Fund shares sold ...................................................................                 47,435
   Dividends ..........................................................................                  2,076
Trustee retainer ......................................................................                    705
Prepaid expenses ......................................................................                     16
                                                                                                --------------
     Total assets .....................................................................             17,830,513
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                 12,720
   Fund shares repurchased ............................................................                    931
   Investment advisory fee ............................................................                 20,701
   Professional fee ...................................................................                 18,420
   Printing fee .......................................................................                  5,681
   Financial agent fee ................................................................                  5,303
   Administration fee .................................................................                    950
   Other accrued expenses .............................................................                  1,682
                                                                                                --------------
     Total liabilities ................................................................                 66,388
                                                                                                --------------
NET ASSETS ............................................................................         $   17,764,125
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   16,399,168
   Accumulated net investment loss ....................................................                (63,202)
   Accumulated net realized loss ......................................................             (2,647,016)
   Net unrealized appreciation ........................................................              4,075,175
                                                                                                --------------
NET ASSETS ............................................................................         $   17,764,125
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              2,263,710
                                                                                                ==============
Net asset value and offering price per share ..........................................         $         7.85
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $       38,539
   Interest ...........................................................................                 20,423
   Foreign taxes withheld .............................................................                   (109)
                                                                                                --------------
     Total investment income ..........................................................                 58,853
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                 87,880
   Financial agent fee ................................................................                 22,536
   Administration fee .................................................................                  6,347
   Professional .......................................................................                 13,728
   Trustees ...........................................................................                  7,537
   Printing ...........................................................................                  3,859
   Custodian ..........................................................................                  3,088
   Miscellaneous ......................................................................                  3,973
                                                                                                --------------
     Total expenses ...................................................................                148,948
   Less expenses reimbursed by investment advisor .....................................                (26,776)
   Custodian fees paid indirectly .....................................................                   (117)
                                                                                                --------------
     Net expenses .....................................................................                122,055
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                (63,202)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................              1,077,965
   Net change in unrealized appreciation (depreciation) on investments ................               (763,500)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                314,465
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $      251,263
                                                                                                ==============

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $      (63,202)   $     (179,357)
   Net realized gain (loss) ................................................       1,077,965         2,295,520
   Net change in unrealized appreciation (depreciation) ....................        (763,500)         (697,058)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............         251,263         1,419,105
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (91,944 and 1,644,887 shares, respectively)         754,596        11,725,180
   Cost of shares repurchased (305,488 and 2,216,265 shares, respectively) .      (2,486,671)      (15,562,263)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............      (1,732,075)       (3,837,083)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      (1,480,812)       (2,417,978)

NET ASSETS
   Beginning of period .....................................................      19,244,937        21,662,915
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF $(63,202) AND $0, RESPECTIVELY]   $   17,764,125    $   19,244,937
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006    ----------------------------------------------------------------
                                              (UNAUDITED)       2005           2004         2003         2002         2001
                                             -------------    ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period .....   $     7.77       $    7.11      $    6.48    $    4.42    $    6.21     $    8.48

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2) .......        (0.03)          (0.06)         (0.05)       (0.05)       (0.05)        (0.04)
   Net realized and unrealized gain (loss)         0.11            0.72           0.68         2.11        (1.74)        (2.23)
                                             ----------       ---------      ---------    ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS ....         0.08            0.66           0.63         2.06        (1.79)        (2.27)
                                             ----------       ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ..           --              --             --           --           --            --(1)
                                             ----------       ---------      ---------    ---------    ---------     ---------
     TOTAL DISTRIBUTIONS .................           --              --             --           --           --            --(1)
                                             ----------       ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE ................         0.08            0.66           0.63         2.06        (1.79)        (2.27)
                                             ----------       ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ...........   $     7.85       $    7.77      $    7.11    $    6.48    $    4.42     $    6.21
                                             ==========       =========      =========    =========    =========     =========
Total return .............................         1.01%(4)        9.34%          9.69%       46.42%      (28.80)%      (26.72)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .   $   17,764       $  19,245      $  21,663    $  21,354    $  10,959     $  13,465

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................         1.25%(3)        1.25%          1.25%        1.25%        1.23%         1.15%
   Gross operating expenses ..............         1.52%(3)        1.68%          1.57%        1.73%        2.22%         2.13%
   Net investment income (loss) ..........        (0.65)%(3)      (0.85)%        (0.81)%      (0.97)%      (0.99)%       (0.55)%
Portfolio turnover .......................           12%(4)          85%            61%          49%          65%           31%

(1)   Amount is less than $0.01.

(2)   Computed using average shares outstanding.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Strategic Allocation Series you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                 BEGINNING           ENDING       EXPENSES PAID
                                               ACCOUNT VALUE     ACCOUNT VALUE       DURING
    ENGEMANN STRATEGIC ALLOCATION SERIES     DECEMBER 31, 2005   JUNE 30, 2006       PERIOD*
   ---------------------------------------   -----------------   --------------   -------------
   Actual                                        $1,000.00          $1,025.10         $4.22

   Hypothetical (5% return before expenses)       1,000.00           1,020.58          4.22

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.84%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Common Stocks                           52%
Non-Agency Mortgage-
Backed Securities                                12
Domestic Corporate Bonds                          8
Agency Mortgage-Backed
Securities                                        8
Municipal Bonds                                   3
Asset-Backed Securities                           3
Foreign Corporate Bonds                           3
Other                                            11

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
U.S. GOVERNMENT SECURITIES--0.7%

U.S. TREASURY BONDS--0.5%
   U.S. Treasury Bond 5.375%, 2/15/31 .....................   $          305    $      310,266
   U.S. Treasury Bond 4.50%, 2/15/36 ......................            1,500         1,344,962
                                                                                --------------
                                                                                     1,655,228
                                                                                --------------
U.S. TREASURY NOTES--0.2%
   U.S. Treasury Note 5.125%, 5/15/16 .....................              500           499,414
                                                                                --------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $2,144,497) ............................................         2,154,642
                                                                                --------------
AGENCY MORTGAGE-BACKED SECURITIES--8.3%
   FGLMC 5.75%, 12/15/18 ..................................              559           553,337
   FNMA 4.50%, 6/1/19 .....................................              571           540,042
   FNMA 4%, 6/1/20 ........................................              761           701,895
   FNMA 5%, '20-'36 .......................................           10,012         9,417,994
   FNMA 4.50%, 7/1/20 .....................................            1,388         1,311,996
   FNMA 4.50%, 7/1/20 .....................................               85            80,778
   FNMA 6.50%, 10/1/31 ....................................               42            42,861
   FNMA 6%, 9/1/32 ........................................              247           243,807
   FNMA 5.50%, 5/1/34 .....................................            1,259         1,212,879
   FNMA 5.50%, 6/1/34 .....................................            4,502         4,335,395
   FNMA 5.50%, 6/1/34 .....................................            5,681         5,471,297
   FNMA 6%, 7/1/34 ........................................              675           665,955
   FNMA 5.50%, 7/25/34 ....................................              666           660,156
   GNMA 6.50%, '23-'32 ....................................            1,205         1,221,191
                                                                                --------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $27,428,829) ...........................................        26,459,583
                                                                                --------------

MUNICIPAL BONDS--3.2%

CALIFORNIA--1.6%
   Alameda Corridor Transportation Authority
     Taxable Series C 6.50%, 10/1/19
     (MBIA Insured) .......................................            1,000         1,051,470
   Alameda Corridor Transportation Authority
     Taxable Series C 6.60%, 10/1/29
     (MBIA Insured) .......................................            1,000         1,067,810
   Fresno County Pension Obligation Taxable
     6.21%, 8/15/06 (FSA Insured) .........................              255           255,174
   Kern County Pension Obligation Taxable
     7.26%, 8/15/14 (MBIA Insured) ........................              420           456,481
   Long Beach Pension Obligation Taxable
     6.87%, 9/1/06 (FSA Insured)(m) .......................                2             2,004

                                                                    PAR
                                                                   VALUE
                                                                   (000)             VALUE
                                                              --------------    --------------
CALIFORNIA--CONTINUED
   Long Beach Pension Obligation Taxable
     6.87%, 9/1/06 (FSA Insured) ..........................   $           55    $       55,107
   Sonoma County Pension Obligation Taxable
     6.625%, 6/1/13 (FSA Insured) .........................            1,175         1,218,992
   University of California Series F
     4.375%, 5/15/30 (FSA Insured) ........................              995           924,574
                                                                                --------------
                                                                                     5,031,612
                                                                                --------------
FLORIDA--0.3%
   University of Miami Taxable Series A
     7.65%, 4/1/20 (MBIA Insured) .........................              810           830,315
                                                                                --------------
MISSISSIPPI--0.2%
   Mississippi Development Bank Taxable
     5%, 6/1/12 (FSA Insured) .............................              710           685,001
                                                                                --------------
PENNSYLVANIA--0.8%
   Philadelphia Authority for Industrial Development
     Pension Funding Taxable Series A
     5.79%, 4/15/09 (MBIA Insured) ........................            1,400         1,405,894
   Pittsburgh Pension Obligation Taxable Series C
     6.50%, 3/1/17 (FGIC Insured) .........................            1,250         1,301,550
                                                                                --------------
                                                                                     2,707,444
                                                                                --------------
TEXAS--0.3%
   Dallas-Fort Worth International Airport Facilities
     Improvement Corp. Taxable 6.40%, 11/1/07
     (MBIA Insured) .......................................            1,000         1,011,080
TOTAL MUNICIPAL BONDS
   (Identified cost $10,144,749) ...........................................        10,265,452
                                                                                --------------
ASSET-BACKED SECURITIES--3.2%
   Bayview Financial Acquisition Trust 06-A, 1A2
     5.483%, 2/28/41(c) ...................................              325           319,414
   Capital One Master Trust 01-5 A
     5.30%, 6/15/09 .......................................            2,500         2,500,796
   Carmax Auto Owner Trust 05-2, A4
     4.34%, 9/15/10 .......................................              900           873,077
   GMAC Mortgage Corp. Loan Trust 05-HE2, A3
     4.622%, 11/25/35(c) ..................................            1,000           983,281
   JPMorgan Mortgage Trust 05-S3, 2A2
     5.50%, 1/25/21 .......................................              676           665,446
   MASTR Asset Backed Securities Trust 06-AB1, M8
     6%, 2/25/36(c) .......................................              540           493,425

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
ASSET-BACKED SECURITIES--CONTINUED

   Merrill Lynch Mortgage Investors, Inc. 05-NCA A
     5.583%, 2/25/36(c) ...................................   $          583    $      582,920
   Morgan Stanley Auto Loan Trust 04-HB1, A4
     3.33%, 10/15/11 ......................................            1,000           977,266
   Onyx Acceptance Grantor Trust 03-D, A4
     3.20%, 3/15/10 .......................................              857           844,530
   Residential Funding Mortgage Securities I, Inc.
     05-SA1, 2A 4.89%, 3/25/35(c) .........................            1,011           998,700
   Residential Funding Mortgage Securities II, Inc.
     06-HSA1, A3 5.23%, 2/25/36(c) ........................            1,000           985,156
                                                                                --------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $10,397,069) ...........................................        10,224,011
                                                                                --------------

DOMESTIC CORPORATE BONDS--8.3%

ADVERTISING--0.1%
   Lamar Media Corp. 6.625%, 8/15/15 ......................              415           385,950
                                                                                --------------
AEROSPACE & DEFENSE--0.3%
   Rockwell Collins, Inc. 4.75%, 12/1/13 ..................            1,000           949,101
                                                                                --------------
AGRICULTURAL PRODUCTS--0.2%
   Corn Products International, Inc.
     8.25%, 7/15/07 .......................................              500           509,207
                                                                                --------------
AIRLINES--0.6%
   American Airlines, Inc. 01-1 6.977%, 5/23/21 ...........              659           629,179
   JetBlue Airways Corp. 04-2 C 8.27%, 5/15/10(c) .........              753           747,526
   United Airlines, Inc. 01-1 6.071%, 3/1/13 ..............              587           586,298
                                                                                --------------
                                                                                     1,963,003
                                                                                --------------
AUTOMOBILE MANUFACTURERS--0.0%
   DaimlerChrysler NA Holding Corp.
     6.50%, 11/15/13 ......................................              130           129,930
                                                                                --------------
BROADCASTING & CABLE TV--0.1%
   Echostar DBS Corp. 6.375%, 10/1/11 .....................              325           312,000
                                                                                --------------
BUILDING PRODUCTS--0.1%
   Masco Corp. 4.80%, 6/15/15 .............................              350           312,046
                                                                                --------------
COMMERCIAL PRINTING--0.1%
   Donnelley (R.R.) & Sons Co. 5.50%, 5/15/15 .............              290           267,187
                                                                                --------------
COMMUNICATIONS EQUIPMENT--0.0%
   Cisco Systems, Inc. 5.50%, 2/22/16 .....................              150           144,034
                                                                                --------------
CONSUMER FINANCE--1.1%
   Ford Motor Credit Co. 8.625%, 11/1/10(i) ...............              580           543,016
   General Electric Capital Corp. 6%, 6/15/12 .............              700           708,041
   General Motors Acceptance Corp.
     6.875%, 8/28/12 ......................................              500           471,660
   General Motors Acceptance Corp.
     6.75%, 12/1/14(i) ....................................               80            74,421
   SLM Corp. 4.64%, 2/1/10(c) .............................            1,950         1,865,077
                                                                                --------------
                                                                                     3,662,215
                                                                                --------------
DIVERSIFIED BANKS--0.4%
   National Capital Trust II 144A
     5.486%, 12/29/49(b)(c) ...............................              950           875,630
   Wachovia Corp. 4.875%, 2/15/14 .........................              355           332,202
                                                                                --------------
                                                                                     1,207,832
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.2%
   International Lease Finance Corp.
     4.75%, 1/13/12(j) ....................................              625           590,811
                                                                                --------------
DIVERSIFIED REIT'S--0.4%
   Colonial Properties Trust 6.25%, 6/15/14 ...............            1,150         1,137,551
                                                                                --------------

                                                                    PAR
                                                                   VALUE
                                                                   (000)            VALUE
                                                               -------------    --------------
ELECTRIC UTILITIES--0.5%
   American Electric Power Co., Inc.
     5.25%, 6/1/15 ........................................   $          280    $      261,283
   Entergy Gulf States, Inc. 5.70%, 6/1/15 ................            1,000           940,854
   Southern Power Co. Series D
     4.875%, 7/15/15 ......................................              280           253,941
                                                                                --------------
                                                                                     1,456,078
                                                                                --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.3%
   Mettler-Toledo International, Inc. .....................
     4.85%, 11/15/10 ......................................            1,000           952,713
                                                                                --------------
HEALTH CARE DISTRIBUTORS--0.0%
   AmerisourceBergen Corp. 144A
     5.625%, 9/15/12(b) ...................................               90            85,950
                                                                                --------------
HEALTH CARE FACILITIES--0.1%
   HCA, Inc. 6.30%, 10/1/12 ...............................              400           378,208
                                                                                --------------
HOME FURNISHINGS--0.1%
   Mohawk Industries, Inc. 6.125%, 1/15/16 ................              275           265,113
                                                                                --------------
HOMEBUILDING--0.1%
   Beazer Homes USA. 144A 8.125%, 6/15/16(b)(i) ...........              200           193,250
   Horton (D.R.), Inc. 5.25%, 2/15/15 .....................              275           244,416
                                                                                --------------
                                                                                       437,666
                                                                                --------------
HOTELS, RESORTS & CRUISE LINES--0.1%
   Royal Caribbean Cruises 7.25%, 6/15/16 .................              285           281,118
                                                                                --------------
INDUSTRIAL MACHINERY--0.6%
   ITW Cupids Financing Trust I 144A
     6.55%, 12/31/11(b)(f) ................................            2,000         2,048,948
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--0.1%
   Verizon Communications, Inc. ...........................
     5.55%, 2/15/16 .......................................              200           187,528
   Verizon Global Funding Corp. 4.90%, 9/15/15 ............              225           203,422
                                                                                --------------
                                                                                       390,950
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--0.2%
   Merrill Lynch & Co. 6.05%, 5/16/16 .....................              345           342,727
   Morgan Stanley 5.375%, 10/15/15 ........................              460           435,464
                                                                                --------------
                                                                                       778,191
                                                                                --------------
MOVIES & ENTERTAINMENT--0.1%
   Time Warner, Inc. 6.875%, 5/1/12 .......................              200           206,694
                                                                                --------------
MULTI-LINE INSURANCE--0.0%
   Assurant, Inc. 5.625%, 2/15/14 .........................              145           139,088
                                                                                --------------
MULTI-UTILITIES--0.3%
   Dominion Resources, Inc. 5%, 3/15/13 ...................              175           163,724
   NiSource Finance Corp. 5.45%, 9/15/20 ..................              930           839,432
                                                                                --------------
                                                                                     1,003,156
                                                                                --------------
OFFICE REIT'S--0.1%
   HRPT Properties Trust 5.75%, 11/1/15(i) ................              275           262,004
                                                                                --------------
OFFICE SERVICES & SUPPLIES--0.1%
   Pitney Bowes, Inc. 4.75%, 5/15/18 ......................              375           332,971
                                                                                --------------
OIL & GAS DRILLING--0.1%
   Diamond Offshore Drilling, Inc.
     4.875%, 7/1/15 .......................................              420           384,805
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
   Pioneer Natural Resources Co.
     5.875%, 7/15/16 ......................................              300           274,668
                                                                                --------------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                                    PAR
                                                                   VALUE
                                                                   (000)            VALUE
                                                               -------------    --------------
OIL & GAS REFINING & MARKETING--0.2%
   Premcor Refining Group, Inc. (The)
     6.125%, 5/1/11 .......................................   $          275    $      275,975
   Tesoro Corp. 144A 6.625%, 11/1/15(b) ...................              300           285,750
                                                                                --------------
                                                                                       561,725
                                                                                --------------
OIL & GAS STORAGE & TRANSPORTATION--0.4%
   AmeriGas Partners LP 7.25%, 5/20/15 ....................              500           475,000
   Kinder Morgan Management LLC
     5.70%, 1/5/16 ........................................              725           629,498
   Teppco Partners LP 7.625%, 2/15/12 .....................              130           137,620
                                                                                --------------
                                                                                     1,242,118
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.3%
   Bosphorus Financial Services Ltd. 144A
     6.97%, 2/15/12(b)(c) .................................              400           401,546
   JPMorgan Chase & Co. 5.125%, 9/15/14 ...................              500           472,275
                                                                                --------------
                                                                                       873,821
                                                                                --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
   EOP Operating LP 4.75%, 3/15/14(i) .....................              225           204,076
                                                                                --------------
REGIONAL BANKS--0.3%
   Zions Bancorp 5.65%, 5/15/14 ...........................            1,000           968,674
                                                                                --------------
TOBACCO--0.2%
   Reynolds (R.J.) Tobacco Holdings, Inc.
     7.30%, 7/15/15 .......................................              600           585,000
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
   United Rentals North America, Inc.
     6.50%, 2/15/12 .......................................              210           199,500
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
   Nextel Communications, Inc. Series F
     5.95%, 3/15/14 .......................................              750           720,483
                                                                                --------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $27,546,321) ...........................................        26,604,585
                                                                                --------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--12.6%

   Bear Stearns Adjustable Rate Mortgage Trust
     05-12, 13A1 5.474%, 2/25/36(c) .......................              704           681,830
   Bear Stearns Commercial Mortgage Securities
     06-PW12, A4 5.712%, 9/11/38(c) .......................              720           713,250
   Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3
     5%, 8/25/35 ..........................................              754           740,031
   Citigroup/Deutsche Bank Commercial Mortgage
     Trust 06-CD2, A4 5.545%, 1/15/46(c) ..................            1,190         1,144,492
   Countrywide Home Loan Mortgage Pass-Through
     Trust 04-12, 12A1 4.767%, 8/25/34(c) .................              775           758,383
   Countrywide Home Loan Mortgage Pass-Through
     Trust 04-13, 1A1 5.50%, 8/25/34 ......................              895           886,667
   Credit Suisse Mortgage Capital Certificates
     06-C1, A4 5.609%, 2/15/39(c) .........................            1,710         1,669,435
   Crown Castle Towers LLC 05-1A, AFX 144A
     4.643%, 6/15/35(b) ...................................              800           769,970
   CS First Boston Mortgage Securities Corp.
     05-12, 6A1 6%, 1/25/36 ...............................            1,400         1,379,550
   CS First Boston Mortgage Securities Corp.
     97-C2 B 6.72%, 1/17/35 ...............................            2,000         2,025,143
   CS First Boston Mortgage Securities Corp.
     97-C2, A3 6.55%, 1/17/35 .............................            2,125         2,143,327
   DLJ Commercial Mortgage Corp. 98-CF2, A1B
     6.24%, 11/12/31 ......................................            2,960         2,990,420
   First Horizon Asset Securities, Inc. 05-AR1, 2A1
     5.027%, 4/25/35(c) ...................................              987           961,992
   GMAC Commercial Mortgage Securities, Inc.
     97-C2, A3 6.566%, 4/15/29 ............................              709           714,964

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED

   GS Mortgage Securities Corp. II 05-GG4, AJ
     4.782%, 7/10/39 ......................................   $        1,640    $    1,507,390
   GS Mortgage Securities Corp. II 99-C1, A2
     6.11%, 11/18/30(c) ...................................            3,341         3,360,936
   JP Morgan Mortgage Trust 06-S1, 1A1
     6%, 4/25/36 ..........................................            1,344         1,337,043
   JPMorgan Chase Commercial Mortgage Securities
     Corp. 01-CIBC, A3 6.26%, 3/15/33 .....................            1,160         1,183,402
   JPMorgan Mortgage Trust 05-S2, 2A15
     6%, 9/25/35 ..........................................            1,746         1,706,130
   JPMorgan Mortgage Trust 05-S3, 1A12
     6%, 1/25/36 ..........................................              696           685,350
   Lehman Brothers Commercial Conduit Mortgage
     Trust 99-C2, A2 7.325%, 10/15/32 .....................            1,840         1,914,701
   Master Resecuritization Trust 05-1 144A
     5%, 10/28/34(b) ......................................              537           501,895
   MASTR Alternative Loans Trust 05-5, 4A1
     5.75%, 8/25/35 .......................................              380           371,873
   Merrill Lynch Mortgage Trust 06-C1, AM
     5.844%, 5/12/39(c) ...................................              700           687,969
   Residential Accredit Loans, Inc. 06-QA1, A21
     6.008%, 1/25/36(c) ...................................            1,664         1,659,282
   Structured Asset Securities Corp. 03-32, 1A1
     5.25%, 11/25/33(c) ...................................              655           616,872
   Structured Asset Securities Corp. 05-6, 4A1
     5%, 5/25/35 ..........................................            1,351         1,257,168
   Wells Fargo Mortgage Backed Securities Trust
     04-EE, 2A3 3.989%, 12/25/34(c) .......................              690           665,730
   Wells Fargo Mortgage Backed Securities Trust
     05-14, 2A1 5.50%, 12/25/35 ...........................            1,444         1,368,982
   Wells Fargo Mortgage Backed Securities Trust
     05-5, 1A1 5%, 5/25/20 ................................              686           653,208
   Wells Fargo Mortgage Backed Securities Trust
     05-AR10, 2A16 4.11%, 6/25/35(c) ......................            1,000           963,750
   Wells Fargo Mortgage Backed Securities Trust
     05-AR16, 6A3 5%, 10/25/35(c) .........................              638           624,491
   Wells Fargo Mortgage Backed Securities Trust
     05-AR4, 2A1 4.531%, 4/25/35(c) .......................            1,658         1,604,091
                                                                                --------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $40,876,119) ...........................................        40,249,717
                                                                                --------------
FOREIGN GOVERNMENT SECURITIES--0.8%

BRAZIL--0.1%
   Federative Republic of Brazil 8.875%, 10/14/19 .........              200           223,300
                                                                                --------------
GERMANY--0.1%
   Federal Republic of Germany 144A
     3.25%, 4/17/09(b) ....................................              255(g)        322,463
                                                                                --------------
PANAMA--0.3%
   Republic of Panama 7.25%, 3/15/15 ......................              240           243,600
   Republic of Panama 9.375%, 1/16/23 .....................              550           654,500
                                                                                --------------
                                                                                       898,100
                                                                                --------------
PHILIPPINES--0.1%
   Republic of Philippines 8.375%, 2/15/11 ................              360           375,300
   Republic of Philippines 10.625%, 3/16/25 ...............               70            86,800
                                                                                --------------
                                                                                       462,100
                                                                                --------------
RUSSIA--0.2%
   Russian Federation RegS 5%, 3/31/30(c)(e) ..............              650           693,062
                                                                                --------------

TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $2,574,482) ............................................         2,599,025
                                                                                --------------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
FOREIGN CORPORATE BONDS(d)--3.1%

AUSTRALIA--0.2%
   United Energy Distribution Holdings
     Property Ltd. 144A 5.45%, 4/15/16(b) .................   $          500    $      478,800
   Westfield Capital Corp. 144A
     5.125%, 11/15/14(b) ..................................              175           164,063
                                                                                --------------
                                                                                       642,863
                                                                                --------------
BRAZIL--0.1%
   Petrobras International Finance Co.
     9.125%, 7/2/13(i) ....................................              250           278,750
                                                                                --------------
CANADA--0.1%
   Husky Energy, Inc. 6.15%, 6/15/19 ......................              140           136,956
                                                                                --------------
CHILE--0.3%
   Banco Santander Chile 144A
     5.375%, 12/9/14(b) ...................................              300           285,271
   Celulosa Arauco y Constitucion SA
     5.625%, 4/20/15 ......................................              355           330,609
   Petropower I Funding Trust 144A
     7.36%, 2/15/14(b) ....................................              508           474,105
                                                                                --------------
                                                                                     1,089,985
                                                                                --------------
FINLAND--0.1%
   Stora Enso Oyj 144A 6.404%, 4/15/16(b) .................              280           271,382
                                                                                --------------
GERMANY--0.3%
   Deutsche Bank AG NY Series GS
     4.66%, 3/22/12(c) ....................................            1,000           941,300
                                                                                --------------
KAZAKHSTAN--0.4%
   Kazkommerts International BV 144A
     7%, 11/3/09(b) .......................................            1,250         1,240,625
                                                                                --------------
MEXICO--0.2%
   America Movil SA de CV 5.75%, 1/15/15(i) ...............              340           316,785
   Pemex Project Funding Master Trust
     5.75%, 12/15/15(i) ...................................              400           368,400
                                                                                --------------
                                                                                       685,185
                                                                                --------------
NETHERLANDS--0.2%
   Coca-Cola HBC Finance BV 5.125%, 9/17/13 ...............              750           714,794
                                                                                --------------
RUSSIA--0.2%
   Gazprom RegS (Morgan Stanley AG)
     9.625%, 3/1/13(e) ....................................              500           571,450
                                                                                --------------
SINGAPORE--0.2%
   Chartered Semiconductor Manufacturing Ltd.
     5.75%, 8/3/10 ........................................              290           282,104
   DBS Bank Ltd. 144A 5%, 11/15/19(b)(c) ..................              525           478,294
                                                                                --------------
                                                                                       760,398
                                                                                --------------
UNITED KINGDOM--0.4%
   HBOS plc 144A 5.375%, 11/29/49(b)(c) ...................            1,000           947,079
   Tate & Lyle International Finance plc 144A
     6.625%, 6/15/16(b) ...................................              275           275,104
   Vodafone Group plc 5%, 9/15/15(i) ......................              150           135,669
                                                                                --------------
                                                                                     1,357,852
                                                                                --------------
UNITED STATES--0.4%
   Amvescap plc 5.375%, 12/15/14 ..........................            1,000           945,549
   XL Capital Europe plc 6.50%, 1/15/12 ...................              275           279,083
                                                                                --------------
                                                                                     1,224,632
                                                                                --------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $10,378,574) ...........................................         9,916,172
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--54.8%

AEROSPACE & DEFENSE--2.2%
   Boeing Co. (The)(i) ....................................           10,200    $      835,482
   Honeywell International, Inc. ..........................           23,400           943,020
   Lockheed Martin Corp. ..................................           16,400         1,176,536
   Northrop Grumman Corp. .................................           11,100           711,066
   Raytheon Co. ...........................................           12,400           552,668
   United Technologies Corp. ..............................           42,800         2,714,376
                                                                                --------------
                                                                                     6,933,148
                                                                                --------------
AIR FREIGHT & LOGISTICS--0.1%
   Pacer International, Inc. ..............................            5,000           162,900
   United Parcel Service, Inc. Class B ....................            3,500           288,155
                                                                                --------------
                                                                                       451,055
                                                                                --------------
APPAREL RETAIL--0.2%
   Gap, Inc. (The) ........................................           38,400           668,160
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.1%
   VF Corp. ...............................................            7,100           482,232
                                                                                --------------
APPLICATION SOFTWARE--0.2%
   Autodesk, Inc.(h) ......................................            4,500           155,070
   Intuit, Inc.(h) ........................................            8,300           501,237
                                                                                --------------
                                                                                       656,307
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.1%
   Bank of New York Co., Inc. (The) .......................           22,100           711,620
   Federated Investors, Inc. Class B ......................           11,900           374,850
   Franklin Resources, Inc. ...............................            7,100           616,351
   Northern Trust Corp. ...................................           17,600           973,280
   State Street Corp. .....................................           12,400           720,316
                                                                                --------------
                                                                                     3,396,417
                                                                                --------------
AUTOMOBILE MANUFACTURERS--0.1%
   Ford Motor Co.(i) ......................................           41,800           289,674
                                                                                --------------
BROADCASTING & CABLE TV--0.1%
   CBS Corp. Class B ......................................           17,400           470,670
                                                                                --------------
BUILDING PRODUCTS--0.3%
   Masco Corp.(i) .........................................           22,000           652,080
   USG Corp.(h)(i) ........................................            2,400           175,032
                                                                                --------------
                                                                                       827,112
                                                                                --------------
COAL & CONSUMABLE FUELS--0.1%
   Foundation Coal Holdings, Inc. .........................            3,700           173,641
                                                                                --------------
COMMERCIAL PRINTING--0.2%
   Donnelley (R.R.) & Sons Co. ............................           17,700           565,515
                                                                                --------------
COMMUNICATIONS EQUIPMENT--1.6%
   Cisco Systems, Inc.(h) .................................          141,600         2,765,448
   Harris Corp. ...........................................            7,300           303,023
   Motorola, Inc. .........................................           92,700         1,867,905
   Tellabs, Inc.(h) .......................................           18,300           243,573
                                                                                --------------
                                                                                     5,179,949
                                                                                --------------
COMPUTER HARDWARE--2.1%
   Dell, Inc.(h) ..........................................           51,300         1,252,233
   Hewlett-Packard Co. ....................................           61,200         1,938,816
   International Business Machines Corp. ..................           41,700         3,203,394
   NCR Corp.(h) ...........................................            5,200           190,528
                                                                                --------------
                                                                                     6,584,971
                                                                                --------------
COMPUTER STORAGE & PERIPHERALS--0.1%
   Emulex Corp.(h) ........................................           21,800           354,686
                                                                                --------------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.3%
   PACCAR, Inc. ...........................................            6,600    $      543,708
   Toro Co. (The) .........................................            9,200           429,640
                                                                                --------------
                                                                                       973,348
                                                                                --------------
CONSUMER FINANCE--0.7%
   American Express Co.(i) ................................           26,800         1,426,296
   Capital One Financial Corp. ............................            8,300           709,235
                                                                                --------------
                                                                                     2,135,531
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.4%
   CheckFree Corp.(h) .....................................            3,000           148,680
   Computer Sciences Corp.(h) .............................            3,200           155,008
   Fiserv, Inc.(h) ........................................           18,300           830,088
                                                                                --------------
                                                                                     1,133,776
                                                                                --------------
DEPARTMENT STORES--1.2%
   Federated Department Stores, Inc. ......................           36,600         1,339,560
   Nordstrom, Inc. ........................................           29,600         1,080,400
   Penney (JC) Co., Inc. ..................................           20,800         1,404,208
                                                                                --------------
                                                                                     3,824,168
                                                                                --------------
DIVERSIFIED BANKS--1.7%
   Comerica, Inc. .........................................            8,600           447,114
   U.S. Bancorp ...........................................           19,200           592,896
   Wachovia Corp. .........................................           62,700         3,390,816
   Wells Fargo & Co. ......................................           15,100         1,012,908
                                                                                --------------
                                                                                     5,443,734
                                                                                --------------
DIVERSIFIED CHEMICALS--0.3%
   Dow Chemical Co. (The) .................................           17,800           694,734
   PPG Industries, Inc. ...................................            2,600           171,600
                                                                                --------------
                                                                                       866,334
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.1%
   Dun & Bradstreet Corp.(h) ..............................            6,100           425,048
                                                                                --------------
DIVERSIFIED METALS & MINING--0.2%
   Freeport-McMoRan Copper & Gold, Inc.
     Class B (Indonesia)(i) ...............................           13,200           731,412
                                                                                --------------
ELECTRIC UTILITIES--0.2%
   PPL Corp. ..............................................           16,000           516,800
                                                                                --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
   Emerson Electric Co. ...................................           19,400         1,625,914
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
   Sanmina-SCI Corp.(h) ...................................           58,300           268,180
                                                                                --------------
FOOD RETAIL--0.1%
   Kroger Co. (The) .......................................           17,600           384,736
                                                                                --------------
FOOTWEAR--0.3%
   Nike, Inc. Class B .....................................           10,200           826,200
                                                                                --------------
GENERAL MERCHANDISE STORES--0.0%
   Dollar General Corp. ...................................           11,000           153,780
                                                                                --------------
HEALTH CARE DISTRIBUTORS--0.6%
   Cardinal Health, Inc. ..................................           13,200           849,156
   McKesson Corp. .........................................           21,900         1,035,432
                                                                                --------------
                                                                                     1,884,588
                                                                                --------------
HEALTH CARE EQUIPMENT--0.7%
   Baxter International, Inc. .............................           21,200           779,312
   Becton, Dickinson & Co. ................................           21,600         1,320,408
   Kinetic Concepts, Inc.(h)(i) ...........................            4,300           189,845
                                                                                --------------
                                                                                     2,289,565
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
HEALTH CARE SERVICES--0.2%
   Caremark Rx, Inc. ......................................           10,400    $      518,648
                                                                                --------------
HEALTH CARE SUPPLIES--0.2%
   Bausch & Lomb, Inc.(i) .................................           11,800           578,672
                                                                                --------------
HOME IMPROVEMENT RETAIL--0.8%
   Home Depot, Inc. (The) .................................           41,300         1,478,127
   Sherwin-Williams Co. (The)(i) ..........................           23,700         1,125,276
                                                                                --------------
                                                                                     2,603,403
                                                                                --------------
HOUSEHOLD APPLIANCES--0.4%
   Black & Decker Corp. (The) .............................           13,200         1,114,872
   Whirlpool Corp. ........................................            3,200           264,480
                                                                                --------------
                                                                                     1,379,352
                                                                                --------------
HOUSEHOLD PRODUCTS--0.9%
   Colgate-Palmolive Co.(i) ...............................           21,500         1,287,850
   Kimberly-Clark Corp. ...................................           25,500         1,573,350
                                                                                --------------
                                                                                     2,861,200
                                                                                --------------
HOUSEWARES & SPECIALTIES--0.3%
   Newell Rubbermaid, Inc.(i) .............................           31,600           816,228
                                                                                --------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.0%
   Labor Ready, Inc.(h) ...................................            5,400           122,310
                                                                                --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
   Constellation Energy Group, Inc. .......................           13,300           725,116
                                                                                --------------
INDUSTRIAL CONGLOMERATES--1.2%
   3M Co. .................................................            3,700           298,849
   General Electric Co. ...................................           90,500         2,982,880
   Textron, Inc. ..........................................            5,200           479,336
                                                                                --------------
                                                                                     3,761,065
                                                                                --------------
INDUSTRIAL MACHINERY--1.1%
   Danaher Corp. ..........................................            4,200           270,144
   Dover Corp.(i) .........................................            4,900           242,207
   Eaton Corp. ............................................           18,400         1,387,360
   Illinois Tool Works, Inc. ..............................           28,100         1,334,750
   Parker-Hannifin Corp. ..................................            5,200           403,520
                                                                                --------------
                                                                                     3,637,981
                                                                                --------------
INSURANCE BROKERS--0.1%
   AON Corp. ..............................................            9,400           327,308
                                                                                --------------
INTEGRATED OIL & GAS--5.1%
   Chevron Corp. ..........................................           44,700         2,774,082
   ConocoPhillips .........................................           25,900         1,697,227
   Exxon Mobil Corp. ......................................          128,200         7,865,070
   Marathon Oil Corp. .....................................            4,000           333,200
   Occidental Petroleum Corp. .............................           34,400         3,527,720
                                                                                --------------
                                                                                    16,197,299
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--2.4%
   AT&T, Inc. .............................................           98,900         2,758,321
   BellSouth Corp. ........................................           40,100         1,451,620
   Citizens Communications Co.(i) .........................           64,400           840,420
   Embarq Corp.(h) ........................................            2,895           118,666
   Qwest Communications International, Inc.(h)(i) .........           31,100           251,599
   Verizon Communications, Inc. ...........................           71,600         2,397,884
                                                                                --------------
                                                                                     7,818,510
                                                                                --------------
INTERNET RETAIL--0.1%
   IAC/InterActiveCorp.(h)(i) .............................           13,700           362,913
                                                                                --------------
INTERNET SOFTWARE & SERVICES--0.2%
   VeriSign, Inc.(h)(i) ...................................           24,400           565,348
                                                                                --------------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
INVESTMENT BANKING & BROKERAGE--1.0%
   Merrill Lynch & Co., Inc.(i) ...........................           32,400    $    2,253,744
   Morgan Stanley .........................................           13,100           828,051
                                                                                --------------
                                                                                     3,081,795
                                                                                --------------
LIFE & HEALTH INSURANCE--2.1%
   AFLAC, Inc. ............................................           16,600           769,410
   Lincoln National Corp. .................................           21,300         1,202,172
   MetLife, Inc.(i) .......................................           46,200         2,365,902
   Principal Financial Group, Inc. (The) ..................           17,000           946,050
   Protective Life Corp. ..................................            2,600           121,212
   Prudential Financial, Inc.(i) ..........................           14,100         1,095,570
   StanCorp Financial Group, Inc. .........................            2,900           147,639
                                                                                --------------
                                                                                     6,647,955
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--0.5%
   Applera Corp. - Applied Biosystems Group ...............           10,800           349,380
   Fisher Scientific International, Inc.(h) ...............           10,600           774,330
   PerkinElmer, Inc. ......................................           30,100           629,090
                                                                                --------------
                                                                                     1,752,800
                                                                                --------------
MANAGED HEALTH CARE--1.1%
   Aetna, Inc. ............................................           25,400         1,014,222
   CIGNA Corp. ............................................            5,700           561,507
   UnitedHealth Group, Inc. ...............................           20,100           900,078
   WellPoint, Inc.(h) .....................................           16,500         1,200,705
                                                                                --------------
                                                                                     3,676,512
                                                                                --------------
METAL & GLASS CONTAINERS--0.2%
   Crown Holdings, Inc.(h) ................................           21,700           337,869
   Silgan Holdings, Inc. ..................................            4,100           151,741
                                                                                --------------
                                                                                       489,610
                                                                                --------------
MORTGAGE REIT'S--0.1%
   American Home Mortgage Investment Corp.(i) .............            8,200           302,252
                                                                                --------------
MOTORCYCLE MANUFACTURERS--0.1%
   Harley-Davidson, Inc.(i) ...............................            3,300           181,137
                                                                                --------------
MOVIES & ENTERTAINMENT--1.3%
   Time Warner, Inc. ......................................          174,200         3,013,660
   Viacom, Inc. Class B(h) ................................           17,400           623,616
   Walt Disney Co. (The) ..................................           21,000           630,000
                                                                                --------------
                                                                                     4,267,276
                                                                                --------------
MULTI-LINE INSURANCE--0.1%
   Hartford Financial Services Group, Inc. (The) ..........            2,400           203,040
   Unitrin, Inc. ..........................................            2,400           104,616
                                                                                --------------
                                                                                       307,656
                                                                                --------------
OFFICE REIT'S--0.3%
   Boston Properties, Inc.(i) .............................            4,700           424,880
   Highwoods Properties, Inc. .............................           17,500           633,150
                                                                                --------------
                                                                                     1,058,030
                                                                                --------------
OIL & GAS DRILLING--0.3%
   Grey Wolf, Inc.(h)(i) ..................................           69,100           532,070
   TODCO Class A(i) .......................................           11,300           461,605
                                                                                --------------
                                                                                       993,675
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
   Devon Energy Corp. .....................................            9,400           567,854
                                                                                --------------
OIL & GAS REFINING & MARKETING--0.1%
   Sunoco, Inc. ...........................................            4,900           339,521
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.0%
   Bank of America Corp. ..................................          130,200         6,262,620
   Citigroup, Inc. ........................................           58,000         2,797,920
   JPMorgan Chase & Co. ...................................           92,100         3,868,200
                                                                                --------------
                                                                                    12,928,740
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
PACKAGED FOODS & MEATS--1.2%
   Campbell Soup Co. ......................................           14,000    $      519,540
   General Mills, Inc. ....................................           16,900           873,054
   Kellogg Co. ............................................           47,800         2,314,954
                                                                                --------------
                                                                                     3,707,548
                                                                                --------------
PHARMACEUTICALS--4.0%
   Abbott Laboratories ....................................           33,400         1,456,574
   Barr Pharmaceuticals, Inc.(h)(i) .......................            7,500           357,675
   Endo Pharmaceuticals Holdings, Inc.(h) .................           11,600           382,568
   Johnson & Johnson ......................................           74,600         4,470,032
   Lilly (Eli) & Co. ......................................           11,000           607,970
   Merck & Co., Inc.(i) ...................................           25,500           928,965
   Pfizer, Inc. ...........................................          160,900         3,776,323
   Watson Pharmaceuticals, Inc.(h) ........................            4,800           111,744
   Wyeth ..................................................           13,500           599,535
                                                                                --------------
                                                                                    12,691,386
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--1.5%
   Allstate Corp. (The) ...................................           44,200         2,419,066
   Cincinnati Financial Corp.(i) ..........................            3,300           155,133
   Philadelphia Consolidated Holding Co.(h) ...............            3,500           106,260
   Progressive Corp. (The) ................................           21,000           539,910
   St. Paul Travelers Cos., Inc. (The) ....................           38,500         1,716,330
                                                                                --------------
                                                                                     4,936,699
                                                                                --------------
RAILROADS--0.3%
   Burlington Northern Santa Fe Corp. .....................            4,300           340,775
   Norfolk Southern Corp. .................................            9,700           516,234
                                                                                --------------
                                                                                       857,009
                                                                                --------------
REGIONAL BANKS--0.5%
   Bank of Hawaii Corp. ...................................            7,400           367,040
   KeyCorp ................................................           17,100           610,128
   National City Corp. ....................................            4,700           170,093
   SunTrust Banks, Inc. ...................................            3,200           244,032
   Synovus Financial Corp. ................................            8,700           232,986
                                                                                --------------
                                                                                     1,624,279
                                                                                --------------
RESTAURANTS--0.8%
   McDonald's Corp. .......................................           50,200         1,686,720
   Yum! Brands, Inc. ......................................           16,100           809,347
                                                                                --------------
                                                                                     2,496,067
                                                                                --------------
RETAIL REIT'S--0.1%
   New Plan Excel Realty Trust ............................            9,500           234,555
                                                                                --------------
SEMICONDUCTOR EQUIPMENT--0.1%
   Amkor Technology, Inc.(h) ..............................           15,300           144,738
   Lam Research Corp.(h) ..................................            6,100           284,382
                                                                                --------------
                                                                                       429,120
                                                                                --------------
SEMICONDUCTORS--1.9%
   Advanced Micro Devices, Inc.(h) ........................           15,900           388,278
   Freescale Semiconductor, Inc. Class B(h) ...............           18,300           538,020
   Intel Corp. ............................................          112,500         2,131,875
   LSI Logic Corp.(h)(i) ..................................           34,700           310,565
   National Semiconductor Corp. ...........................           14,800           352,980
   NVIDIA Corp.(h)(i) .....................................           11,200           238,448
   OmniVision Technologies, Inc.(h)(i) ....................           14,100           297,792
   ON Semiconductor Corp.(h)(i) ...........................           39,300           231,084
   Texas Instruments, Inc. ................................           41,100         1,244,919
   Zoran Corp.(h) .........................................            8,500           206,890
                                                                                --------------
                                                                                     5,940,851
                                                                                --------------
SOFT DRINKS--0.7%
   Coca-Cola Co. (The) ....................................           20,800           894,816
   Pepsi Bottling Group, Inc. (The) .......................           38,000         1,221,700
   PepsiAmericas, Inc. ....................................            5,900           130,449
                                                                                --------------
                                                                                     2,246,965
                                                                                --------------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
SPECIALTY CHEMICALS--0.1%
   Rohm and Haas Co. ......................................            5,400    $      270,648
                                                                                --------------
SPECIALTY STORES--0.1%
   Barnes & Noble, Inc. ...................................            3,400           124,100
   Staples, Inc. ..........................................            5,200           126,464
                                                                                --------------
                                                                                       250,564
                                                                                --------------
SYSTEMS SOFTWARE--1.6%
   BMC Software, Inc.(h) ..................................           12,100           289,190
   Microsoft Corp. ........................................          141,400         3,294,620
   Oracle Corp.(h) ........................................           97,700         1,415,673
   Symantec Corp.(h) ......................................            8,300           128,982
                                                                                --------------
                                                                                     5,128,465
                                                                                --------------
TECHNOLOGY DISTRIBUTORS--0.1%
   Arrow Electronics, Inc.(h)(i) ..........................            9,400           302,680
                                                                                --------------
TOBACCO--0.9%
   Loews Corp. - Carolina Group ...........................           20,000         1,027,400
   Reynolds American, Inc.(i) .............................           16,900         1,948,570
                                                                                --------------
                                                                                     2,975,970
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
   Sprint Nextel Corp. ....................................           56,800         1,135,432
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $163,677,785) ..........................................       174,615,055
                                                                                --------------
FOREIGN COMMON STOCKS(d)--1.0%

INDUSTRIAL CONGLOMERATES--0.2%
   Tyco International Ltd. (United States) ................           22,300           613,250
                                                                                --------------
INDUSTRIAL MACHINERY--0.8%
   Ingersoll-Rand Co. Ltd. Class A (United States)(i) .....           56,800         2,429,904
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $3,118,271) ............................................         3,043,154
                                                                                --------------
EXCHANGE TRADED FUNDS--2.7%
   SPDR Trust Series I ....................................           67,300         8,565,944
                                                                                --------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $8,426,829) ............................................         8,565,944
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.7%
  (Identified Cost $306,713,525) ...........................................       314,697,340
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--6.4%

MONEY MARKET MUTUAL FUNDS--5.0%
   State Street Navigator Prime Plus
     (5.06% seven day effective yield)(k) .................       15,873,120    $   15,873,120
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
COMMERCIAL PAPER(l)--1.4%
   Sysco Corp. 5.27%, 7/3/06 ..............................   $        1,720         1,719,496
   BellSouth Corp. 5.25%, 7/7/06 ..........................            2,815         2,812,537
                                                                                --------------
                                                                                     4,532,033
                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $20,405,153) ...........................................        20,405,153
                                                                                --------------
TOTAL INVESTMENTS--105.1%
   (Identified cost $327,118,678) ..........................................       335,102,493(a)
   Other assets and liabilities, net--(5.1)% ...............................       (16,119,965)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  318,982,528
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $18,086,541 and gross depreciation of $10,398,110 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $327,414,062.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $10,100,125 or 3.2% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) Corporate bonds and common stocks are considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header or parenthetically, is determined based on criteria described in
      Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(f) Illiquid and restricted security. At June 30, 2006, this security amounted to a value of $2,048,948 or 0.6% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(g)   Par value represents Euro.

(h)   Non-income producing.

(i)   All or a portion of security is on loan.

(j)   All or a portion segregated as collateral for forward currency contracts.

(k) Represents security purchased with cash collateral received for securities on loan.

(l)   The rate shown is the discount rate.

(m)   Escrowed to maturity.

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value, including $15,492,686 of securities on loan
   (Identified cost $327,118,678) .....................................................         $  335,102,493
Cash ..................................................................................                 13,721
Receivables
   Investment securities sold .........................................................              1,498,446
   Dividends and interest .............................................................              1,228,569
   Fund shares sold ...................................................................                     85
Unrealized appreciation on forward currency contracts .................................                 12,083
Prepaid expenses ......................................................................                    221
                                                                                                --------------
        Total assets ..................................................................            337,855,618
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................              2,235,843
   Fund shares repurchased ............................................................                409,737
   Upon return of securities loaned ...................................................             15,873,120
   Investment advisory fee ............................................................                154,540
   Financial agent fee ................................................................                 22,989
   Administration fee .................................................................                 17,050
   Trustees' fee ......................................................................                 13,033
   Other accrued expenses .............................................................                131,925
Unrealized depreciation on forward currency contracts .................................                 14,853
                                                                                                --------------
        Total liabilities .............................................................             18,873,090
                                                                                                --------------
NET ASSETS ............................................................................         $  318,982,528
                                                                                                ==============

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $  279,396,703
   Undistributed net investment income ................................................                664,800
   Accumulated net realized gain ......................................................             30,940,149
   Net unrealized appreciation ........................................................              7,980,876
                                                                                                --------------
NET ASSETS ............................................................................         $  318,982,528
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization ............................................................             23,559,730
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        13.54
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Interest ...........................................................................         $    3,996,401
   Dividends ..........................................................................              1,720,652
   Security lending ...................................................................                  5,546
   Foreign taxes withheld .............................................................                 (1,852)
                                                                                                --------------
        Total investment income .......................................................              5,720,747
                                                                                                --------------

EXPENSES
   Investment advisory fee ............................................................                987,127
   Financial agent fee ................................................................                117,006
   Administration fee .................................................................                109,335
   Printing ...........................................................................                 92,822
   Trustees ...........................................................................                 21,711
   Custodian ..........................................................................                 18,232
   Professional .......................................................................                 16,899
   Miscellaneous ......................................................................                 53,553
                                                                                                --------------
        Total expenses ................................................................              1,416,685
   Custodian fees paid indirectly .....................................................                 (2,691)
                                                                                                --------------
        Net expenses ..................................................................              1,413,994
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................              4,306,753
                                                                                                --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................             30,961,627
   Net realized gain (loss) on foreign currency transactions ..........................                 16,244
   Net change in unrealized appreciation (depreciation) on investments ................            (26,382,134)
   Net change in unrealized appreciation (depreciation) on foreign
      currency translation ............................................................                 (2,305)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................              4,593,432
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $    8,900,185
                                                                                                ==============

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $    4,306,753    $    9,219,316
   Net realized gain (loss) ................................................      30,977,871        16,409,528
   Net change in unrealized appreciation (depreciation) ....................     (26,384,439)      (19,667,335)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............       8,900,185         5,961,509
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................      (4,075,036)       (8,812,313)
   Net realized short-term gains ...........................................      (4,539,138)       (5,407,467)
   Net realized long-term gains ............................................      (4,437,262)       (4,384,066)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............     (13,051,436)      (18,603,846)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (81,376 and 114,234 shares, respectively) .       1,151,741         1,603,818
   Net asset value of shares issued from reinvestment of distributions
     (977,009 and 1,339,912 shares, respectively) ..........................      13,051,436        18,603,846
   Cost of shares repurchased (3,103,276 and 5,888,632 shares, respectively)     (43,811,798)      (82,666,353)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............     (29,608,621)      (62,458,689)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................     (33,759,872)      (75,101,026)

NET ASSETS
   Beginning of period .....................................................     352,742,400       427,843,426
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $664,800 AND $433,083, RESPECTIVELY] ...............................  $  318,982,528    $  352,742,400
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS
                                                ENDED
                                              JUNE 30,                            YEAR ENDED DECEMBER 31,
                                                2006          ----------------------------------------------------------------
                                             (UNAUDITED)        2005           2004        2003(3)       2002          2001(2)
                                             ----------       ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period .....   $    13.78       $   14.24      $   13.96    $   11.95    $   13.92     $   14.25

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........         0.18(1)         0.34(1)        0.37         0.33         0.35          0.36(1)
   Net realized and unrealized gain (loss)         0.16           (0.08)          0.65         2.02        (1.96)        (0.11)
                                             ----------       ---------      ---------    ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS ....         0.34            0.26           1.02         2.35        (1.61)         0.25
                                             ----------       ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ..        (0.18)          (0.33)         (0.37)       (0.34)       (0.36)        (0.35)
   Distributions from net realized gains .        (0.40)          (0.39)         (0.37)          --           --         (0.23)
                                             ----------       ---------      ---------    ---------    ---------     ---------
     TOTAL DISTRIBUTIONS .................        (0.58)          (0.72)         (0.74)       (0.34)       (0.36)        (0.58)
                                             ----------       ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE ................        (0.24)          (0.46)          0.28         2.01        (1.97)        (0.33)
                                             ----------       ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ...........   $    13.54       $   13.78      $   14.24    $   13.96    $   11.95     $   13.92
                                             ==========       =========      =========    =========    =========     =========
Total return .............................         2.51%(5)        1.79%          7.46%       19.87%      (11.58)%        1.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .   $  318,983       $ 352,742      $ 427,843    $ 468,630    $ 444,017     $ 374,817

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses ....................         0.84%(4)        0.79%          0.78%        0.77%        0.70%         0.71%
   Net investment income (loss) ..........         2.56%(4)        2.39%          2.44%        2.54%        2.73%         2.56%
Portfolio turnover .......................           66%(5)          62%            65%          87%          78%           44%

(1)   Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share.

(3) As a result of changes in generally accepted accounting principles, the series has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no change to net investment income per share, net realized and unrealized gain
      (loss) per share and the net investment income ratio for the period ended December 31, 2003.

(4)   Annualized.

(5)   Not annualized.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Money Market Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                 BEGINNING          ENDING       EXPENSES PAID
                                               ACCOUNT VALUE     ACCOUNT VALUE      DURING
   MONEY MARKET SERIES                       DECEMBER 31, 2005   JUNE 30, 2006      PERIOD*
   ---------------------------------------   -----------------   -------------   -------------
   Actual                                        $1,000.00         $1,020.60         $3.25

   Hypothetical (5% return before expenses)       1,000.00          1,021.54          3.26

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                       PHOENIX-GOODWIN MONEY MARKET SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Commercial Paper                                 73%
Federal Agency Securities                        14
Medium Term Notes                                 7
Variable Money Market
Certificates                                      6

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

 FACE
VALUE                                                                 INTEREST   MATURITY
(000)    DESCRIPTION                                                    RATE       DATE          VALUE
------   -----------                                                  --------   --------    -------------
FEDERAL AGENCY SECURITIES(b)--12.6%

$1,000   FHLB .............................................             2.00%     7/14/06    $     998,983
 1,000   FHLB .............................................             4.07      8/25/06          998,834
 3,500   FNMA .............................................             2.63     11/15/06        3,466,448
 2,700   FHLB .............................................             3.13     11/24/06        2,676,740
 1,000   FHLB(c) ..........................................             3.00     11/28/06          997,147
 2,000   FFCB .............................................             3.78      12/1/06        1,987,054
 3,000   FHLB .............................................             3.50     12/29/06        2,981,937
 1,000   FHLB .............................................             4.13      4/12/07          991,059
 3,000   FHLB(c) ..........................................             5.10      6/14/07        3,000,000
 3,500   FHLB(c) ..........................................             5.22      7/30/07        3,499,632
                                                                                             -------------
TOTAL FEDERAL AGENCY SECURITIES .........................................................       21,597,834
                                                                                             -------------
                                                                                  RESET
                                                                                   DATE
                                                                                 --------
FEDERAL AGENCY SECURITIES--VARIABLE(c)--1.4%

    91   SBA (Final Maturity 1/25/21) .....................             5.50       7/1/06           91,247
   397   SBA (Final Maturity 10/25/22 .....................             5.25       7/1/06          394,996
   630   SBA (Final Maturity 11/25/21) ....................             5.38       7/1/06          629,934
   214   SBA (Final Maturity 2/25/23) .....................             5.25       7/1/06          214,481
   203   SBA (Final Maturity 2/25/23) .....................             5.25       7/1/06          203,152
   288   SBA (Final Maturity 3/25/24) .....................             5.38       7/1/06          288,060
    65   SBA (Final Maturity 5/25/21) .....................             5.25       7/1/06           65,125
   406   SBA (Final Maturity 9/25/23) .....................             5.13       7/1/06          403,904
                                                                                             -------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE ...............................................        2,290,899
                                                                                             -------------

                                                                                 MATURITY
                                                                                   DATE
                                                                                 --------
VARIABLE MONEY MARKET CERTIFICATES--6.0%

 3,400   Bank of America Corp.(c) .........................             5.20     11/17/06        3,400,000
 5,610   General Electric Capital Corp.(c) ................             5.53      9/18/06        5,611,936
 1,255   Wells Fargo Bank NAc) ............................             5.26      7/24/06        1,254,990
                                                                                             -------------
TOTAL VARIABLE MONEY MARKET CERTIFICATES ................................................       10,266,926
                                                                                             -------------
COMMERCIAL PAPER(d)--73.3%

 4,063   ABN-AMRO NA Finance, Inc. ........................             5.25      7/21/06        4,051,150
 3,500   Alpine Securitization Corp. ......................             5.26      7/27/06        3,486,704
   880   Bank of America Corp. ............................             5.30       7/7/06          879,223
 1,760   BellSouth Corp. ..................................             5.30      7/11/06        1,757,409
 3,500   BellSouth Corp. ..................................             5.29      7/14/06        3,493,314
 1,000   CAFCO LLC ........................................             5.27       7/3/06          999,707
 2,000   CAFCO LLC ........................................             5.18       8/7/06        1,989,352
 3,500   CAFCO LLC ........................................             5.28      8/18/06        3,475,360
 2,000   CAFCO LLC ........................................             5.35      8/24/06        1,983,950
 1,385   Cargill, Inc. ....................................             5.08       7/6/06        1,384,023
 1,020   Cargill, Inc. ....................................             5.26      7/20/06        1,017,168

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

 FACE
VALUE                                                                 INTEREST   MATURITY
(000)    DESCRIPTION                                                     RATE      DATE          VALUE
------   -----------                                                  --------   --------    -------------
COMMERCIAL PAPER(d)--CONTINUED
$3,500   Ciesco LLC .......................................             5.02%      7/6/06    $   3,497,560
 3,500   Ciesco LLC .......................................             5.03      7/25/06        3,488,263
 1,600   Ciesco LLC .......................................             5.15       8/3/06        1,592,447
 2,600   CIT Group, Inc. ..................................             5.03       7/5/06        2,598,547
 3,235   CIT Group, Inc. ..................................             4.76       8/9/06        3,218,318
   600   CIT Group, Inc. ..................................             5.16      8/21/06          595,614
 1,942   CIT Group, Inc. ..................................             5.09      11/1/06        1,908,227
 2,300   Clipper Receivables Co. LLC ......................             4.07       7/7/06        2,298,056
 3,500   Clipper Receivables Co. LLC ......................             5.12      7/13/06        3,494,027
 1,300   Danaher Corp. ....................................             5.27      7/10/06        1,298,287
 2,300   Danaher Corp. ....................................             5.13      7/11/06        2,296,723
 3,825   Danaher Corp. ....................................             5.05      7/18/06        3,815,878
 1,200   Danaher Corp. ....................................             5.20      7/20/06        1,196,707
 1,900   Danske Corp. .....................................             5.03      7/26/06        1,893,363
 2,800   Danske Corp. .....................................             5.15      7/26/06        2,789,986
 3,000   Gemini Securitization LLC ........................             5.04       7/6/06        2,997,900
 3,000   General Electric Capital Corp. ...................             5.04      8/14/06        2,981,520
 2,500   George Street Finance LLC ........................             5.20      7/17/06        2,494,222
 2,000   George Street Finance LLC ........................             5.26      7/19/06        1,994,740
 2,500   George Street Finance LLC ........................             5.29      7/25/06        2,491,183
 3,445   Govco, Inc. ......................................             5.01      7/25/06        3,433,494
 3,500   Govco, Inc. ......................................             5.13       8/1/06        3,484,539
 2,500   Harley-Davidson Funding ..........................             5.25      8/14/06        2,483,958
 3,000   Lockhart Funding LLC .............................             5.09      7/12/06        2,995,334
 3,500   Lockhart Funding LLC .............................             5.10      7/19/06        3,491,075
 2,000   Lockhart Funding LLC .............................             5.17       8/4/06        1,990,234
 3,545   Merrill Lynch & Co. ..............................             5.32       7/3/06        3,543,952
 2,500   Merrill Lynch & Co. ..............................             5.30       7/5/06        2,498,528
 2,500   Preferred Receivables Funding Corp. ..............             5.10      7/14/06        2,495,396
 1,160   Private Export Funding Corp. .....................             4.95      7/11/06        1,158,405
 2,750   Private Export Funding Corp. .....................             5.03      7/20/06        2,742,700
 3,100   Private Export Funding Corp. .....................             5.03      8/10/06        3,082,674
 1,200   Private Export Funding Corp. .....................             5.05      8/10/06        1,193,267
 2,000   Ranger Funding Corp. LLC .........................             5.02      7/11/06        1,997,211
 1,000   Ranger Funding Corp. LLC .........................             5.14      7/24/06          996,716
 2,400   Ranger Funding Corp. LLC .........................             5.22      7/27/06        2,390,952
 3,300   Ranger Funding Corp. LLC .........................             5.17      7/28/06        3,287,204
   500   Target Corp. .....................................             5.20       7/3/06          499,856
 3,000   UBS Finance Delaware LLC .........................             5.05       7/6/06        2,997,896
 2,000   UBS Finance Delaware LLC .........................             4.95      7/10/06        1,997,525
 1,075   UBS Finance Delaware LLC .........................             4.96      7/17/06        1,072,630
 2,495   UBS Finance Delaware LLC .........................             5.27      8/10/06        2,480,391
                                                                                             -------------
TOTAL COMMERCIAL PAPER ..................................................................      125,772,865
                                                                                             -------------

MEDIUM TERM NOTES--7.0%

 1,250   Bank of America (MBNA) Corp. .....................             6.25      1/17/07        1,255,594
 3,000   National Australia Bank Ltd. 144A
           (Australia)(c)(e)(f) ...........................             5.10       7/6/07(g)     3,000,000
 3,000   Nordea Bank AB 144A (Sweden)(c)(e)(f) ............             5.13       7/8/07(g)     3,000,000
 5,000   HSH Nordbank AG 144A (Germany)(c)(e)(f) ..........             5.33      7/23/07(g)     5,000,000
                                                                                             -------------
TOTAL MEDIUM TERM NOTES .................................................................       12,255,594
                                                                                             -------------
TOTAL INVESTMENTS--100.3%
 (Identified cost $172,184,118) .........................................................      172,184,118(a)
 Other assets and liabilities, net--(0.3)% ..............................................         (493,653)
                                                                                             -------------
NET ASSETS--100.0% ......................................................................    $ 171,690,465
                                                                                             =============

(a) Federal Income Tax Information: At June 30, 2006, the aggregate cost of securities was the same for book and federal income tax purposes.

(b)   The interest rate shown is the coupon rate.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d)   The rate shown is the discount rate.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $11,000,000 or 6.4% of net assets.

(f) The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(g)   The maturity date shown is the reset date.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $172,184,118) .........................         $  172,184,118
Cash ..................................................................................                    866
Receivables
   Fund shares sold ...................................................................                331,301
   Interest ...........................................................................                268,199
Prepaid expenses ......................................................................                     87
                                                                                                --------------
     Total assets .....................................................................            172,784,571
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                943,289
   Investment advisory fee ............................................................                 52,049
   Financial agent fee ................................................................                 10,727
   Administration fee .................................................................                  9,148
   Trustees' fee ......................................................................                  4,710
   Other accrued expenses .............................................................                 74,183
                                                                                                --------------
     Total liabilities ................................................................              1,094,106
                                                                                                --------------
NET ASSETS ............................................................................         $  171,690,465
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $  171,690,465
                                                                                                --------------
NET ASSETS ............................................................................         $  171,690,465
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......             17,169,110
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        10.00
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Interest ...........................................................................         $    3,639,075
                                                                                                --------------
   Total investment income ............................................................              3,639,075
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                305,462
   Financial agent fee ................................................................                 58,742
   Administration fee .................................................................                 49,637
   Printing ...........................................................................                 45,519
   Custodian ..........................................................................                 13,832
   Professional .......................................................................                 13,733
   Trustees ...........................................................................                 13,124
   Miscellaneous ......................................................................                 23,709
                                                                                                --------------
     Total expenses ...................................................................                523,758
   Less expenses reimbursed by investment advisor .....................................                (25,754)
   Custodian fees paid indirectly .....................................................                 (1,629)
                                                                                                --------------
     Net expenses .....................................................................                496,375
                                                                                                --------------
NET INVESTMENT INCOME .................................................................         $    3,142,700
                                                                                                ==============

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS
                                                                                     ENDED        YEAR ENDED
                                                                                 JUNE 30, 2006   DECEMBER 31,
                                                                                  (UNAUDITED)        2005
                                                                                 -------------   -------------
FROM OPERATIONS
   Net investment income ......................................................  $   3,142,700   $   3,856,408
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................      3,142,700       3,856,408
                                                                                 -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................................................     (3,142,700)     (3,856,408)
                                                                                 -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................     (3,142,700)     (3,856,408)
                                                                                 -------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (7,181,377 and 9,829,813 shares, respectively)     71,813,777      98,298,132
   Net asset value of shares issued from reinvestment of distributions
     (314,270 and 385,641 shares, respectively) ...............................      3,142,700       3,856,408
   Cost of shares repurchased (4,969,724 and 11,271,888 shares, respectively) .    (49,697,241)   (112,718,881)
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................     25,259,236     (10,564,341)
                                                                                 -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ......................................     25,259,236     (10,564,341)

NET ASSETS
   Beginning of period ........................................................    146,431,229     156,995,570
                                                                                 -------------   -------------
   END OF PERIOD ..............................................................  $ 171,690,465   $ 146,431,229
                                                                                 =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006    ----------------------------------------------------------------
                                              (UNAUDITED)       2005           2004         2003         2002          2001
                                             -------------    ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period .....    $     10.00     $   10.00      $   10.00    $   10.00    $   10.00     $   10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income .................           0.20          0.26           0.08         0.07         0.14          0.38
   Net realized gain .....................             --            --             --           --           --            --(1)
                                              -----------     ---------      ---------    ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS ....           0.20          0.26           0.08         0.07         0.14          0.38
                                              -----------     ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ..          (0.20)        (0.26)         (0.08)       (0.07)       (0.14)        (0.38)
   Distributions from net realized gains .             --            --             --           --           --            --(1)
                                              -----------     ---------      ---------    ---------    ---------     ---------
     TOTAL DISTRIBUTIONS .................          (0.20)        (0.26)         (0.08)       (0.07)       (0.14)        (0.38)
                                              -----------     ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ...........    $     10.00     $   10.00      $   10.00    $   10.00    $   10.00     $   10.00
                                              ===========     =========      =========    =========    =========     =========
Total return .............................           2.06%(3)      2.58%          0.79%        0.68%        1.42%         3.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .    $   171,690     $ 146,431      $ 156,996    $ 202,644    $ 255,759     $ 260,629

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................           0.65%(2)      0.65%          0.64%        0.59%        0.56%         0.55%
   Gross operating expenses ..............           0.68%(2)      0.66%          0.64%        0.59%        0.56%         0.60%
   Net investment income .................           4.11%(2)      2.54%          0.77%        0.69%        1.41%         3.63%

(1)   Amount is less than $0.01.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Goodwin Multi-Sector Fixed Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                    BEGINNING           ENDING         EXPENSES PAID
      GOODWIN MULTI-SECTOR FIXED INCOME           ACCOUNT VALUE      ACCOUNT VALUE        DURING
                    SERIES                      DECEMBER 31, 2005    JUNE 30, 2006        PERIOD*
   ----------------------------------------     -----------------    -------------     -------------
   Actual                                           $1,000.00         $1,001.40            $3.72

   Hypothetical (5% return before expenses)          1,000.00          1,021.03             3.77

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.75%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Domestic Corporate Bonds                          30%
Foreign Government Securities                     16
Agency Mortgage-Backed Securities                 12
Non-Agency Mortgage-Backed Securities             10
Loan Agreements                                   10
Foreign Corporate Bonds                            9
U.S. Government Securities                         2
Other                                             11

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
U.S. GOVERNMENT SECURITIES--2.6%

U.S. TREASURY BONDS--1.4%
   U.S. Treasury Bond 4.50%, 2/15/36 ......................   $        3,700    $    3,317,572
                                                                                --------------
U.S. TREASURY NOTES--1.2%
   U.S. Treasury Note 4.875%, 5/15/09 .....................            1,500         1,489,804
   U.S. Treasury Note 4.875%, 5/31/11 .....................            1,425         1,410,528
                                                                                --------------
                                                                                     2,900,332
                                                                                --------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $6,169,351) ............................................         6,217,904
                                                                                --------------
AGENCY MORTGAGE-BACKED SECURITIES--12.7%

   FNMA 4.50%, 6/1/19 .....................................            2,126         2,012,531
   FNMA 5%, '20-'35 .......................................           11,973        11,340,753
   FNMA 5.50%, '34-'35 ....................................           11,594        11,226,831
   FNMA 6%, 5/1/34 ........................................              552           544,394
   FNMA 6%, 8/1/34 ........................................            1,214         1,198,549
   FNMA 6%, 3/1/36 ........................................            2,329         2,292,287
   GNMA 6.50%, '23-'32 ....................................            1,986         2,011,768
                                                                                --------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $31,516,116) ...........................................        30,627,113
                                                                                --------------
MUNICIPAL BONDS--2.3%

CALIFORNIA--1.1%
   Alameda Corridor Transportation Authority
     Taxable Series C 6.50%, 10/1/19
     (MBIA Insured) .......................................              750           788,603
   Alameda Corridor Transportation Authority
     Taxable Series C 6.60%, 10/1/29
     (MBIA Insured) .......................................            1,750         1,868,667
                                                                                --------------
                                                                                     2,657,270
                                                                                --------------
FLORIDA--0.5%
   University of Miami Taxable Series A
     7.65%, 4/1/20 (MBIA Insured) .........................            1,310         1,342,855
                                                                                --------------
ILLINOIS--0.6%
   Illinois Educational Facilities Authority - Loyola
     University Taxable Series C 7.12%, 7/1/11
     (AMBAC Insured) ......................................            1,330         1,412,141
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
SOUTH DAKOTA--0.1%
   South Dakota State Educational Enhancement
     Funding Corp. Taxable Series A
     6.72%, 6/1/25 ........................................   $          300    $      298,917
                                                                                --------------
TOTAL MUNICIPAL BONDS
   (Identified cost $5,420,141) ............................................         5,711,183
                                                                                --------------
ASSET-BACKED SECURITIES--0.9%

   Bear Stearns Structured Products, Inc.
     05-20N B 144A 8.318%, 10/25/45(b)(c) .................            1,250         1,168,750
   Bombardier Capital Mortgage Securitization Corp.
     99-A, A3 5.98%, 1/15/18 ..............................            1,097           987,391
                                                                                --------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $2,245,557) ............................................         2,156,141
                                                                                --------------
DOMESTIC CORPORATE BONDS--32.1%

AEROSPACE & DEFENSE--0.6%
   DRS Technologies, Inc. 6.625%, 2/1/16 ..................              500           486,250
   L-3 Communications Corp. 6.125%, 1/15/14 ...............              550           525,250
   L-3 Communications Corp. Series B
     6.375%, 10/15/15 .....................................              250           240,000
   Precision Castparts Corp. 5.60%, 12/15/13 ..............              150           144,786
                                                                                --------------
                                                                                     1,396,286
                                                                                --------------
AGRICULTURAL PRODUCTS--0.1%
   Bunge Ltd. Finance Corp. 4.375%, 12/15/08 ..............              200           192,935
                                                                                --------------
AIR FREIGHT & LOGISTICS--0.1%
   FedEx Corp. 2.65%, 4/1/07 ..............................              150           146,467
                                                                                --------------
AIRLINES--1.8%
   American Airlines, Inc. 01-1 6.977%, 11/23/22 ..........            1,289         1,230,046
   United Airlines, Inc. 00-2 7.032%, 10/1/10 .............            2,381         2,408,876
   United Airlines, Inc. 01-1 6.071%, 3/1/13 ..............              788           786,651
                                                                                --------------
                                                                                     4,425,573
                                                                                --------------
ALTERNATIVE CARRIERS--0.1%
   Panamsat Corp. 144A 9%, 6/15/16(b) .....................              300           306,000
                                                                                --------------
APPAREL RETAIL--0.0%
   Gap, Inc. (The) 6.90%, 9/15/07 .........................               50            50,306
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--0.1%
   Bank of New York Co., Inc. (The)
     3.625%, 1/15/09 ......................................              180           171,487
   Franklin Resources, Inc. 3.70%, 4/15/08 ................              125           120,776
                                                                                --------------
                                                                                       292,263
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
AUTOMOBILE MANUFACTURERS--0.6%
   DaimlerChrysler NA Holding Corp.
     6.50%, 11/15/13 ......................................   $          425    $      424,769
   Ford Motor Co. 7.45%, 7/16/31(h) .......................            1,250           909,375
                                                                                --------------
                                                                                     1,334,144
                                                                                --------------
AUTOMOTIVE RETAIL--0.3%
   Hertz Corp. 144A 8.875%, 1/1/14(b) .....................              600           618,000
   Hertz Corp. 144A 10.50%, 1/1/16(b)(h) ..................              150           159,750
                                                                                --------------
                                                                                       777,750
                                                                                --------------
BROADCASTING & CABLE TV--1.3%
   Comcast Corp. 4.95%, 6/15/16 ...........................              525           467,875
   COX Communications, Inc. 5.45%, 12/15/14 ...............              625           577,874
   DIRECTV Holdings LLC/DIRECTV Financing Co.,
     Inc. 6.375%, 6/15/15 .................................            1,500         1,391,250
   Insight Midwest LP/Insight Capital, Inc.
     10.50%, 11/1/10 ......................................              500           523,750
   Univision Communications, Inc.
     3.50%, 10/15/07 ......................................               75            72,486
   Univision Communications, Inc.
     3.875%, 10/15/08 .....................................              175           165,301
                                                                                --------------
                                                                                     3,198,536
                                                                                --------------
CASINOS & GAMING--1.7%
   GTECH Holdings Corp. 4.75%, 10/15/10 ...................            1,250         1,202,652
   Harrah's Operating Co., Inc. 5.50%, 7/1/10 .............            1,500         1,463,397
   Harrah's Operating Co., Inc. 5.625%, 6/1/15 ............              875           809,308
   MGM MIRAGE 8.50%, 9/15/10 ..............................              550           574,063
   Pokagon Gaming Authority 144A
     10.375%, 6/15/14(b) ..................................              125           129,844
                                                                                --------------
                                                                                     4,179,264
                                                                                --------------
CATALOG RETAIL--0.4%
   IAC/InterActiveCorp 7%, 1/15/13(h)(s) ..................              875           878,560
                                                                                --------------
COMMERCIAL PRINTING--0.0%
   Donnelley (R.R.) & Sons Co. 3.75%, 4/1/09 ..............               75            70,642
                                                                                --------------
COMMUNICATIONS EQUIPMENT--0.5%
   Corning, Inc. 6.20%, 3/15/16 ...........................            1,250         1,241,786
                                                                                --------------
COMPUTER HARDWARE--0.1%
   International Business Machines Corp.
     2.375%, 11/1/06(h) ...................................              225           222,781
                                                                                --------------
CONSUMER FINANCE--3.0%
   Capital One Bank 5.75%, 9/15/10 ........................              125           124,705
   Caterpillar Financial Services Corp.
     2.35%, 9/15/06 .......................................              200           198,770
   Ford Motor Credit Co. 7.68%, 11/2/07(c) ................              225           224,858
   Ford Motor Credit Co. 8.625%, 11/1/10(h) ...............            2,500         2,340,585
   General Electric Capital Corp. 6%, 6/15/12 .............            1,870         1,891,481
   General Motors Acceptance Corp.
     7.25%, 3/2/11 ........................................            1,250         1,213,057
   General Motors Acceptance Corp.
     6.875%, 9/15/11 ......................................              793           757,456
   Household Finance Corp. 4.125%, 11/16/09 ...............              275           261,736
   SLM Corp. 3.95%, 8/15/08 ...............................              250           240,539
   SLM Corp. 5.48%, 1/31/14(c) ............................               50            47,308
                                                                                --------------
                                                                                     7,300,495
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Convergys Corp. 4.875%, 12/15/09 .......................            1,000           961,823
   Fiserv, Inc. 3%, 6/27/08 ...............................              150           141,652
                                                                                --------------
                                                                                     1,103,475
                                                                                --------------
DIVERSIFIED BANKS--0.3%
   UOB Cayman Ltd. 144A 5.796%, 12/29/49(b)(c) ............              700           664,125
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
DIVERSIFIED CHEMICALS--0.5%
   Cabot Corp. 144A 5.25%, 9/1/13(b) ......................   $          750    $      708,984
   Huntsman LLC 11.85%, 7/15/11(c) ........................              500           522,500
   Nalco Co. 7.75%, 11/15/11 ..............................               50            50,125
                                                                                --------------
                                                                                     1,281,609
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--1.0%
   Adesa, Inc. 7.625%, 6/15/12 ............................              500           493,750
   ARAMARK Services, Inc. 7%, 5/1/07 ......................              145           145,367
   ARAMARK Services, Inc. 6.375%, 2/15/08 .................              110           109,673
   Cendant Corp. 6.25%, 1/15/08 ...........................              195           196,752
   Cendant Corp. 6.25%, 3/15/10 ...........................              175           179,045
   Cintas Corp. 6%, 6/1/12 ................................               50            50,738
   Mobile Mini, Inc. 9.50%, 7/1/13 ........................              975         1,048,125
   PHH Corp. 6%, 3/1/08 ...................................              175           174,758
                                                                                --------------
                                                                                     2,398,208
                                                                                --------------
DIVERSIFIED METALS & MINING--0.4%
   Glencore Funding LLC 144A 6%, 4/15/14(b) ...............            1,150         1,050,278
                                                                                --------------
ELECTRIC UTILITIES--2.2%
   Consumers Energy Co. Series J 6%, 2/15/14 ..............            1,250         1,234,250
   Entergy Gulf States, Inc. 3.60%, 6/1/08 ................            1,000           955,342
   MSW Energy Holdings LLC/MSW Energy
     Finance Co., Inc. 8.50%, 9/1/10 ......................            1,000         1,035,000
   PPL Capital Funding Trust I Series A
     4.33%, 3/1/09 ........................................            1,250         1,198,023
   Public Service Co. of Colorado Series A
     6.875%, 7/15/09 ......................................               25            25,679
   Southern California Edison Co.
     7.625%, 1/15/10 ......................................              100           105,416
   Southern California Edison Co. 5%, 1/15/14 .............               50            47,241
   Southern California Edison Co. 6%, 1/15/34 .............              100            95,485
   Southern California Edison Co. 5.75%, 4/1/35 ...........              125           114,842
   Southwestern Public Service Co. Series B
     5.125%, 11/1/06 ......................................              425           424,051
                                                                                --------------
                                                                                     5,235,329
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--0.6%
   Jabil Circuit, Inc. 5.875%, 7/15/10 ....................            1,500         1,487,556
                                                                                --------------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
   Allied Waste North America, Inc.
     6.125%, 2/15/14(h) ...................................              500           452,500
   Waste Management, Inc. 7.375%, 8/1/10 ..................              430           453,576
                                                                                --------------
                                                                                       906,076
                                                                                --------------
GAS UTILITIES--0.1%
   Panhandle Eastern Pipe Line Co. LP
     4.80%, 8/15/08 .......................................              100            97,490
   Panhandle Eastern Pipe Line Co. LP Series B
     2.75%, 3/15/07 .......................................               75            73,402
   Southwest Gas Corp. 7.625%, 5/15/12 ....................              140           148,559
                                                                                --------------
                                                                                       319,451
                                                                                --------------
HEALTH CARE FACILITIES--0.8%
   HCA, Inc. 5.25%, 11/6/08(h) ............................              290           283,806
   HCA, Inc. 6.30%, 10/1/12 ...............................              900           850,969
   Healthsouth Corp. 144A 10.75%, 6/15/16(b) ..............              500           492,500
   Manor Care, Inc. 6.25%, 5/1/13 .........................              370           363,200
                                                                                --------------
                                                                                     1,990,475
                                                                                --------------
HEALTH CARE SERVICES--0.0%
   Fresenius Medical Care Capital Trust IV
     7.875%, 6/15/11 ......................................               25            25,375
   Quest Diagnostics, Inc. 7.50%, 7/12/11 .................               35            37,339
                                                                                --------------
                                                                                        62,714
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
HOMEBUILDING--0.1%
   K. Hovnanian Enterprises, Inc.
     6.50%, 1/15/14 .......................................   $           75    $       67,875
   Toll Brothers Finance Corp. 6.875%, 11/15/12 ...........               75            74,715
                                                                                --------------
                                                                                       142,590
                                                                                --------------
HOTELS, RESORTS & CRUISE LINES--0.5%
   Royal Caribbean Cruises Ltd. 6.875%, 12/1/13 ...........            1,250         1,224,854
                                                                                --------------
HOUSEHOLD PRODUCTS--0.1%
   Procter & Gamble Co. (The) 4.75%, 6/15/07 ..............              195           193,441
                                                                                --------------
HYPERMARKETS & SUPER CENTERS--0.1%
   Wal-Mart Stores, Inc. 6.875%, 8/10/09 ..................              250           258,889
                                                                                --------------
INDUSTRIAL MACHINERY--0.1%
   Kennametal, Inc. 7.20%, 6/15/12 ........................              225           234,665
                                                                                --------------
INTEGRATED OIL & GAS--0.1%
   ChevronTexaco Capital Co. 3.50%, 9/17/07 ...............              260           253,649
   Occidental Petroleum Corp. 4.25%, 3/15/10 (h) ..........               80            76,454
                                                                                --------------
                                                                                       330,103
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--1.3%
   Citizens Communications Co.
     9.25%, 5/15/11 .......................................              500           540,000
   Verizon Global Funding Corp.
     6.875%, 6/15/12(s) ...................................            2,000         2,074,274
   Windstream Corp. 144A 8.625%, 8/1/16(b) ................              500           513,750
                                                                                --------------
                                                                                     3,128,024
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--0.3%
   Jefferies Group, Inc. 5.50%, 3/15/16 ...................              225           210,102
   Merrill Lynch & Co. 6.05%, 5/16/16 .....................              500           496,706
                                                                                --------------
                                                                                       706,808
                                                                                --------------
LIFE & HEALTH INSURANCE--0.5%
   Americo Life, Inc. 144A
     7.875%, 5/1/13(b) ....................................              200           200,340
   New York Life Insurance Co. 144A
     5.875%, 5/15/33(b) ...................................              100            95,515
   Protective Life Secured Trust
     4.86%, 5/10/10(c) ....................................              750           715,980
   StanCorp Financial Group, Inc.
     6.875%, 10/1/12 ......................................              225           233,558
                                                                                --------------
                                                                                     1,245,393
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
   Fisher Scientific International, Inc.
     6.75%, 8/15/14 .......................................              725           725,906
                                                                                --------------
MANAGED HEALTH CARE--0.4%
   Coventry Health Care, Inc. 8.125%, 2/15/12 .............              500           516,875
   UnitedHealth Group, Inc. 5.20%, 1/17/07 ................              130           129,667
   UnitedHealth Group, Inc. 3.30%, 1/30/08 ................              220           211,865
   UnitedHealth Group, Inc. 4.875%, 4/1/13 ................              125           117,851
                                                                                --------------
                                                                                       976,258
                                                                                --------------
METAL & GLASS CONTAINERS--0.3%
   Owens-Brockway Glass Container, Inc.
     8.875%, 2/15/09 ......................................              140           144,900
   Owens-Brockway Glass Container, Inc.
     7.75%, 5/15/11 .......................................               50            50,625
   Plastipak Holdings, Inc. 144A
     8.50%, 12/15/15(b) ...................................              500           502,500
                                                                                --------------
                                                                                       698,025
                                                                                --------------
MORTGAGE REIT'S--0.4%
   iStar Financial, Inc. 5.375%, 4/15/10 ..................            1,000           976,299
   iStar Financial, Inc. Series B
     5.125%, 4/1/11(h) ....................................               75            71,808
                                                                                --------------
                                                                                     1,048,107
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
MOTORCYCLE MANUFACTURERS--0.0%
   Harley-Davidson, Inc. 144A
     3.625%, 12/15/08(b) ..................................   $          100    $       95,434
                                                                                --------------
MOVIES & ENTERTAINMENT--0.4%
   Time Warner, Inc. 6.875%, 5/1/12 .......................              275           284,205
   Viacom, Inc. 144A 6.25%, 4/30/16(b) ....................              625           606,718
                                                                                --------------
                                                                                       890,923
                                                                                --------------
MULTI-LINE INSURANCE--0.2%
   Assurant, Inc. 6.75%, 2/15/34 ..........................               75            73,885
   Farmers Insurance Exchange 144A
     8.625%, 5/1/24(b) ....................................               75            83,215
   Liberty Mutual Group, Inc. 144A
     5.75%, 3/15/14(b) ....................................              200           187,854
   Liberty Mutual Group, Inc. 144A
     7%, 3/15/34(b) .......................................              150           138,504
   Liberty Mutual Insurance Co. 144A
     8.50%, 5/15/25(b) ....................................               25            28,098
                                                                                --------------
                                                                                       511,556
                                                                                --------------
MULTI-UTILITIES--0.5%
   AmerenEnergy Generating Co. Series F
     7.95%, 6/1/32 ........................................               40            46,110
   CMS Energy Corp. 7.75%, 8/1/10(h) ......................              100           102,000
   CMS Energy Corp. 7.50%, 1/15/09(h) .....................              125           127,188
   Dominion Resources, Inc. Series D
     5.125%, 12/15/09(h) ..................................              100            97,520
   MidAmerican Energy Holdings Co.
     3.50%, 5/15/08 .......................................              200           191,884
   Northern States Power Co. 2.875%, 8/1/06 ...............               35            34,934
   Pacific Gas & Electric Co. 3.60%, 3/1/09 ...............              500           474,681
   Xcel Energy, Inc. 3.40%, 7/1/08(h) .....................              140           133,572
                                                                                --------------
                                                                                     1,207,889
                                                                                --------------
OFFICE REIT'S--0.3%
   Mack-Cali Realty LP 5.125%, 2/15/14 ....................              700           652,231
                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES--0.5%
   Cooper Cameron Corp. 2.65%, 4/15/07 ....................              100            97,203
   Halliburton Co. 5.50%, 10/15/10 ........................              650           643,855
   Hornbeck Offshore Services, Inc. Series B
     6.125%, 12/1/14 ......................................              400           373,000
                                                                                --------------
                                                                                     1,114,058
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--1.4%
   Anadarko Petroleum Corp. 3.25%, 5/1/08 .................              345           328,601
   Chesapeake Energy Corp. 6.875%, 1/15/16 ................            1,125         1,068,750
   Denbury Resources, Inc. 7.50%, 4/1/13 ..................              400           402,000
   Devon Energy Corp. 2.75%, 8/1/06 .......................              175           174,614
   Pioneer Natural Resources Co.
     5.875%, 7/15/16 ......................................            1,000           915,561
   Swift Energy Co. 7.625%, 7/15/11 .......................              500           500,000
                                                                                --------------
                                                                                     3,389,526
                                                                                --------------
OIL & GAS REFINING & MARKETING--0.6%
   Kern River Funding Corp. 144A
     4.893%, 4/30/18(b) ...................................               86            80,919
   Premcor Refining Group, Inc. (The)
     9.25%, 2/1/10 ........................................              750           798,369
   Premcor Refining Group, Inc. (The)
     6.125%, 5/1/11 .......................................              500           501,773
                                                                                --------------
                                                                                     1,381,061
                                                                                --------------
OIL & GAS STORAGE & TRANSPORTATION--0.7%
   AmeriGas Partners LP 7.25%, 5/20/15(h) .................              500           475,000
   Kaneb Pipe Line Operating Partnership LP
     5.875%, 6/1/13 .......................................              125           122,065
   Kinder Morgan Management LLC
     5.70%, 1/5/16 ........................................              700           607,791

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
OIL & GAS STORAGE & TRANSPORTATION--CONTINUED
   Williams Cos., Inc. (The) 7.125%, 9/1/11 ...............   $          500    $      502,500
                                                                                --------------
                                                                                     1,707,356
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.1%
   Citigroup, Inc. 4.875%, 5/7/15(h) ......................              175           161,644
   OneAmerica Financial Partners, Inc. 144A
     7%, 10/15/33(b) ......................................              175           171,432
                                                                                --------------
                                                                                       333,076
                                                                                --------------
PACKAGED FOODS & MEATS--1.2%
   Dean Foods Co. 6.625%, 5/15/09 .........................              500           498,750
   Dean Foods Co. 6.90%, 10/15/17(h) ......................               50            47,125
   Kellogg Co. 2.875%, 6/1/08 .............................              400           380,034
   Kellogg Co. Series B 6.60%, 4/1/11 .....................               75            77,476
   Pilgrim's Pride Corp. 9.25%, 11/15/13 ..................            1,500         1,503,750
   Tyson Foods, Inc. 6.60%, 4/1/16 ........................              400           390,985
                                                                                --------------
                                                                                     2,898,120
                                                                                --------------
PAPER PACKAGING--0.1%
   Sealed Air Corp. 144A 5.375%, 4/15/08(b) ...............              250           247,874
                                                                                --------------
PERSONAL PRODUCTS--0.1%
   Gillette Co. (The) 4.125%, 8/30/07 .....................              125           122,522
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--0.4%
   Berkley (W.R.) Corp. 5.875%, 2/15/13 ...................               75            73,202
   Berkshire Hathaway Finance Corp.
     4.625%, 10/15/13 .....................................              100            92,999
   Fund American Cos., Inc. 5.875%, 5/15/13 ...............              175           167,912
   Kingsway America, Inc. 7.50%, 2/1/14 ...................              125           123,773
   Markel Corp. 6.80%, 2/15/13(h) .........................              175           176,471
   NYMAGIC, Inc. 6.50%, 3/15/14 ...........................              150           142,056
   Progressive Corp. (The) 6.25%, 12/1/32(h) ..............               75            74,040
                                                                                --------------
                                                                                       850,453
                                                                                --------------
PUBLISHING & PRINTING--0.1%
   Dex Media East LLC/Dex Media East
     Finance Co. 9.875%, 11/15/09 .........................               25            26,562
   Dex Media, Inc. 8%, 11/15/13 ...........................               50            50,500
   News America, Inc. 6.625%, 1/9/08 ......................              250           253,198
                                                                                --------------
                                                                                       330,260
                                                                                --------------
REGIONAL BANKS--0.1%
   Citizens Banking Corp. 5.75%, 2/1/13 ...................               25            24,388
   Hudson United Bank 7%, 5/15/12 .........................               80            84,020
   Zions Bancorp. 6%, 9/15/15(h) ..........................              125           123,866
                                                                                --------------
                                                                                       232,274
                                                                                --------------
SOFT DRINKS--0.1%
   Coca-Cola Enterprises, Inc. 7.125%, 8/1/17 .............              133           144,855
                                                                                --------------
SPECIALIZED CONSUMER SERVICES--0.4%
   Stewart Enterprises 7.75%, 2/15/13 .....................            1,000           916,250
                                                                                --------------
SPECIALIZED REIT'S--0.7%
   Health Care REIT, Inc. 5.875%, 5/15/15 (h) .............            1,775         1,693,549
                                                                                --------------
SPECIALTY CHEMICALS--0.3%
   Chemtura Corp. 9.875%, 8/1/12 ..........................              750           847,500
                                                                                --------------
SPECIALTY STORES--0.4%
   Office Depot, Inc. 6.25%, 8/15/13 ......................            1,000           992,999
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--0.0%
   Sovereign Capital Trust 9%, 4/1/27 .....................               35            37,215
                                                                                --------------
TOBACCO--0.5%
   Reynolds American, Inc. 144A
     7.30%, 7/15/15(b) ....................................              750           730,313
   Reynolds American, Inc. 144A
     7.625%, 6/1/16(b) ....................................              600           589,500
                                                                                --------------
                                                                                     1,319,813
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
   United Rentals North America, Inc.
     6.50%, 2/15/12 .......................................   $          525    $      498,750
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
   Nextel Communications, Inc. Series F
     5.95%, 3/15/14 .......................................            2,000         1,921,288
                                                                                --------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $79,775,367) ...........................................        77,762,979
                                                                                --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--10.2%

   Adjustable Rate Mortgage Trust 05-3, 2A1
     4.717%, 7/25/35(c) ...................................            1,628         1,593,343
   Bear Stearns Structured Products, Inc.
     04-15, A2 P.O. 144A 0%, 11/27/34(b) ..................              745           685,582
   Bear Stearns Structured Products, Inc.
     05-10 144A 7.581%, 4/26/35(b)(c) .....................              600           597,782
   Countrywide Home Loan Mortgage Pass-Through
     Trust 04-12, 12A1 4.767%, 8/25/34(c) .................            1,913         1,870,679
   Countrywide Home Loan Mortgage Pass-Through
     Trust 04-13, 1A1 5.50%, 8/25/34 ......................            1,343         1,330,000
   Countrywide Partnership Trust Net Interest
     Margin 04-EC1N 144A 5%, 9/25/35(b) ...................               24            23,635
   DLJ Commercial Mortgage Corp. 98-CF2, A1B
     6.24%, 11/12/31 ......................................              365           368,751
   First Franklin Net Interest Margin Trust
     04-FF7A A 144A 5%, 9/27/34(b) ........................               17            17,171
   First Horizon Asset Securities, Inc. 05-AR1, 2A1
     5.025%, 4/25/35(c) ...................................            1,367         1,331,988
   First Horizon Mortgage Pass-Through Trust
     04-AR4, 2A1 4.411%, 8/25/34(c) .......................            2,729         2,668,337
   GMAC Commercial Mortgage Securities, Inc.
     97-C2, A3 6.566%, 4/15/29 ............................              567           571,971
   GS Mortgage Securities Corp. II 99-C1, A2
     6.11%, 11/18/30(c) ...................................              501           504,140
   JPMorgan Mortgage Trust 05-S3, 1A12
     6%, 1/25/36 ..........................................            1,152         1,134,372
   Lehman Brothers Commercial Conduit Mortgage
     Trust 99-C2, A2 7.325%, 10/15/32 .....................            2,100         2,185,257
   Master Resecuritization Trust 04-3 144A
     5%, 3/28/34(b) .......................................              629           570,817
   Master Resecuritization Trust 05-1 144A
     5%, 10/28/34(b) ......................................              805           752,842
   MASTR Alternative Loans Trust 05-5, 4A1
     5.75%, 8/25/35 .......................................            1,173         1,149,045
   Morgan Stanley Capital I 98-WF2 C
     6.77%, 7/15/30 .......................................            1,700         1,731,826
   Residential Accredit Loans, Inc. 05-QA4, A5
     5.475%, 4/25/35(c)(g) ................................            1,718         1,693,262
   Structured Asset Securities Corp. 03-32, 1A1
     5.246%, 11/25/33(c) ..................................              988           929,982
   Structured Asset Securities Corp. 05-1, 6A1
     6%, 2/25/35 ..........................................            1,906         1,859,691
   Wells Fargo Mortgage Backed Securities Trust
     05-5, 1A1 5%, 5/25/20 ................................            1,099         1,045,960
                                                                                --------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $24,974,678) ...........................................        24,616,433
                                                                                --------------
FOREIGN GOVERNMENT SECURITIES--16.6%

ARGENTINA--0.4%
   Republic of Argentina PIK Interest Capitalization
     8.28%, 12/31/33 ......................................              953           851,414
   Republic of Argentina Series GDP
     0%, 12/15/35(c) ......................................            2,151           190,582
                                                                                --------------
                                                                                     1,041,996
                                                                                --------------
AUSTRALIA--1.0%
   Commonwealth of Australia Series 1106
     6.75%, 11/15/06 ......................................            3,210(j)      2,392,202
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
BRAZIL--2.2%
   Federative Republic of Brazil 10.50%, 7/14/14 ..........   $          270    $      325,755
   Federative Republic of Brazil 7.875%, 3/7/15(h) ........            1,650         1,731,675
   Federative Republic of Brazil 12.50%, 1/5/16 ...........            3,784(k)      1,716,506
   Federative Republic of Brazil
     7.125%, 1/20/37(h) ...................................              750           712,500
   Federative Republic of Brazil 11%, 8/17/40 .............              675           837,844
                                                                                --------------
                                                                                     5,324,280
                                                                                --------------
BULGARIA--0.5%
   Republic of Bulgaria RegS 8.25%, 1/15/15(e) ............            1,000         1,130,000
                                                                                --------------
CANADA--1.3%
   Federation of Canada 4.25%, 9/1/09 .....................            3,450(l)      3,071,127
                                                                                --------------
COLOMBIA--0.2%
   Republic of Colombia 10%, 1/23/12 ......................              500           567,500
                                                                                --------------
EL SALVADOR--0.2%
   Republic of El Salvador 144A
     7.625%, 9/21/34(b) ...................................              400           414,000
                                                                                --------------
GERMANY--0.7%
   Federal Republic of Germany 144A
     3.25%, 4/17/09(b) ....................................            1,318(m)      1,666,690
                                                                                --------------
GUATEMALA--0.3%
   Republic of Guatemala 144A 8.125%, 10/6/34(b) ..........              675           723,938
                                                                                --------------
INDONESIA--0.2%
   Republic of Indonesia 144A 6.75%, 3/10/14(b) ...........              500           491,250
                                                                                --------------
MEXICO--0.8%
   United Mexican States 4.625%, 10/8/08 ..................               50            48,750
   United Mexican States 6.75%, 9/27/34 ...................              500           486,250
   United Mexican States Series MI10
     9.50%, 12/18/14 ......................................           15,405(n)      1,391,730
                                                                                --------------
                                                                                     1,926,730
                                                                                --------------
NEW ZEALAND--0.7%
   Commonwealth of New Zealand Series 1106
     8%, 11/15/06 .........................................            2,870(o)      1,754,826
                                                                                --------------
PERU--0.1%
   Republic of Peru 7.35%, 7/21/25 ........................              325           320,125
                                                                                --------------
PHILIPPINES--1.2%
   Republic of Philippines 8%, 1/15/16(h) .................              500           515,000
   Republic of Philippines 10.625%, 3/16/25 ...............            1,500         1,860,000
   Republic of Philippines 9.50%, 2/2/30 ..................              500           573,750
                                                                                --------------
                                                                                     2,948,750
                                                                                --------------
RUSSIA--1.8%
   Russian Federation 144A 5%,  3/31/30(b)(c) .............            2,800         2,978,500
   Russian Federation RegS 5%, 3/31/30(c)(e) ..............            1,250         1,332,812
                                                                                --------------
                                                                                     4,311,312
                                                                                --------------
SOUTH AFRICA--0.2%
   Republic of South Africa
     Series R153 13%, 8/31/10 .............................            3,170(p)        509,269
                                                                                --------------
THAILAND--0.5%
   Kingdom of Thailand Series R042
     4.80%, 4/9/10 ........................................           47,350(q)      1,211,846
                                                                                --------------
TURKEY--1.0%
   Republic of Turkey 10.50%, 1/13/08 .....................              500           525,000
   Republic of Turkey 11.50%, 1/23/12 .....................              750           860,625
   Republic of Turkey 7.25%, 3/15/15 ......................            1,000           943,750
                                                                                --------------
                                                                                     2,329,375
                                                                                --------------
URUGUAY--0.7%
   Republic of Uruguay 8%, 11/18/22 .......................            1,850         1,780,625
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
VENEZUELA--2.6%
   Republic of Venezuela 9.25%, 9/15/27 ...................   $        1,425    $    1,685,063
   Republic of Venezuela RegS 5.375%, 8/7/10(e) ...........            2,125         2,013,437
   Republic of Venezula RegS 7%, 12/1/18(e) ...............            2,750         2,591,875
                                                                                --------------
                                                                                     6,290,375
                                                                                --------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $39,962,212) ...........................................        40,206,216
                                                                                --------------
FOREIGN CORPORATE BONDS(d)--9.5%

AUSTRALIA--0.3%
   Commonwealth Bank of Australia
     Series TCD 6.75%, 12/1/07 ............................            1,000(j)        749,847
                                                                                --------------
BRAZIL--0.6%
   Petrobras International Finance Co.
     9.125%, 7/2/13 .......................................              525           585,375
   Vale Overseas Ltd. 6.25%, 1/11/16 ......................              950           909,625
                                                                                --------------
                                                                                     1,495,000
                                                                                --------------
CANADA--0.9%
   Catalyst Paper Corp. 7.375%, 3/1/14 ....................              715           643,500
   Rogers Cable, Inc. 7.875%, 5/1/12 ......................            1,000         1,022,500
   Rogers Wireless Communications, Inc.
     6.375%, 3/1/14 .......................................              575           550,562
                                                                                --------------
                                                                                     2,216,562
                                                                                --------------
CHILE--0.6%
   Empresa Nacional de Electricidad SA
     8.35%, 8/1/13 ........................................              500           538,279
   Enersis SA 7.375%, 1/15/14(h) ..........................            1,000         1,014,107
                                                                                --------------
                                                                                     1,552,386
                                                                                --------------
GERMANY--0.4%
   Deutsche Telekom International Finance BV
     8%, 6/15/10 ..........................................            1,000         1,073,570
                                                                                --------------
HONG KONG--0.1%
   Hutchison Whampoa International Ltd. 144A
     5.45%, 11/24/10(b) ...................................              150           146,794
                                                                                --------------
JAPAN--0.5%
   Resona Bank Ltd. 144A 5.85%, 9/29/49(b)(c) .............            1,250         1,162,968
                                                                                --------------
KAZAKHSTAN--1.3%
   Kazkommerts International BV 144A
     7.875%, 4/7/14(b) ....................................            1,000           987,500
   Kazkommerts International BV RegS
     10.125%, 5/8/07(e) ...................................              250           257,025
   Tengizchevroil Finance Co. 144A
     6.124%, 11/15/14(b) ..................................            1,000           966,250
   TuranAlem Finance BV 144A
     7.875%, 6/2/10(b) ....................................            1,000         1,005,000
                                                                                --------------
                                                                                     3,215,775
                                                                                --------------
MALAYSIA--0.5%
   Malaysia International Shipping Corp. Capital
     Ltd. 144A 6.125%, 7/1/14(b) ..........................            1,250         1,246,558
                                                                                --------------
MEXICO--0.5%
   America Movil SA de CV 5.50%, 3/1/14 ...................            1,000           923,945
   Pemex Project Funding Master Trust
     6.125%, 8/15/08 ......................................              200           199,600
                                                                                --------------
                                                                                     1,123,545
                                                                                --------------
RUSSIA--1.1%
   Gazprom International SA 144A
     7.201%, 2/1/20(b) ....................................            1,000         1,013,750
   Gazprom OAO 144A (Gazstream SA)
     5.625%, 7/22/13(b) ...................................              422           412,371

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
RUSSIA--CONTINUED
   Gazprom OAO (Morgan Stanley Bank AG) 144A
     9.625%, 3/1/13(b) ....................................   $          750    $      861,562
   OJSC Vimpel Communications 144A
     8.375%, 10/22/11(b) ..................................              250           250,313
                                                                                --------------
                                                                                     2,537,996
                                                                                --------------
SINGAPORE--0.5%
   Chartered Semiconductor Manufacturing Ltd.
     5.75%, 8/3/10(h) .....................................            1,250         1,215,964
                                                                                --------------
SOUTH KOREA--0.6%
   C&M Finance Ltd. 144A 8.10%, 2/1/16(b) .................              500           478,430
   Woori Bank 144A 6.125%, 5/3/16(b)(c) ...................            1,000           985,780
                                                                                --------------
                                                                                     1,464,210
                                                                                --------------
UNITED KINGDOM--0.6%
   British Sky Broadcasting Group plc
     6.875%, 2/23/09 ......................................              650           665,474
   Hanson Australia Funding Ltd.
     5.25%, 3/15/13 .......................................              125           118,178
   Ineos Group Holdings plc 144A
     8.50%, 2/15/16(b) ....................................              500           470,625
   SABMiller plc 144A 6.625%, 8/15/33(b)(h) ...............               75            74,479
                                                                                --------------
                                                                                     1,328,756
                                                                                --------------
UNITED STATES--1.0%
   Freeport-McMoRan Copper & Gold, Inc.
     6.875%, 2/1/14 .......................................            1,250         1,209,375
   Nova Chemicals Corp. 8.405%, 11/15/13(c) ...............            1,218         1,214,955
                                                                                --------------
                                                                                     2,424,330
                                                                                --------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $23,604,264) ...........................................        22,954,261
                                                                                --------------
DOMESTIC CONVERTIBLE BONDS--0.4%

COMPUTER STORAGE & PERIPHERALS--0.0%
   Candescent Technologies Corp. Cv. 144A
     8%, 11/1/25(b)(f)(i) .................................               50                 0
                                                                                --------------
PHARMACEUTICALS--0.4%
   Par Pharmaceutical Cos., Inc. Cv.
     2.875%, 9/30/10 ......................................            1,250         1,025,000
                                                                                --------------
TOTAL DOMESTIC CONVERTIBLE BONDS
   (Identified cost $1,076,651) ............................................         1,025,000
                                                                                --------------
CREDIT LINKED NOTES--0.9%

OTHER FOREIGN GOVERNMENT--0.9%
   Republic of Indonesia (Citigroup)
     14%, 6/15/09 .........................................              640           548,736
   Republic of Indonesia (Citigroup)
     14%, 6/15/09 .........................................              675           618,064
   Republic of Turkey (Citigroup) 0%, 6/28/07 .............            1,250         1,020,700
                                                                                --------------
TOTAL CREDIT LINKED NOTES
   (Identified cost $2,565,000) ............................................         2,187,500
                                                                                --------------
LOAN AGREEMENTS(c)--10.1%

AIRPORT SERVICES--0.5%
   Worldspan LP Tranche 7.41%, 2/11/10 ....................            1,135         1,123,975
                                                                                --------------
AUTO PARTS & EQUIPMENT--0.8%
   Mark IV Tranche 1 5.414%, 6/15/13 ......................              325           326,625
   Mark IV Tranche 2 5.414%, 6/15/13 ......................            1,100         1,116,500
   Tenneco Automotive, Inc. Tranche B
     8.13%, 12/12/10 ......................................              470           474,369
                                                                                --------------
                                                                                     1,917,494
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
AUTOMOTIVE RETAIL--0.3%
   Hertz Corp. Tranche 4.88%, 12/21/12 ....................   $           83    $       83,542
   Hertz Corp. Tranche B 4.88%, 12/21/12 ..................              569           570,422
                                                                                --------------
                                                                                       653,964
                                                                                --------------
BROADCASTING & CABLE TV--0.4%
   Charter Communications Operating LLC
     Tranche 7.751%, 4/28/13 ..............................              992           994,905
                                                                                --------------
CASINOS & GAMING--0.3%
   MGM MIRAGE Tranche A 6.63%, 4/25/10 ....................              675           671,625
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
   Solar Capital Corp. Tranche 7.16%, 2/11/13 .............            1,994         2,003,703
                                                                                --------------
DEPARTMENT STORES--0.7%
   Neiman-Marcus Group, Inc. (The) Tranche
     7.16%, 4/6/13 ........................................            1,699         1,713,175
                                                                                --------------
ELECTRIC UTILITIES--0.5%
   Astoria Generating Co. LP Tranche
     6.80%, 2/23/13 .......................................              230           233,609
   Astoria Generating Co. LP Tranche
     6.80%, 2/23/13 .......................................            1,063         1,061,306
                                                                                --------------
                                                                                     1,294,915
                                                                                --------------
ENVIRONMENTAL & FACILITIES SERVICES--0.3%
   Allied Waste North America, Inc. Tranche
     6.39%, 4/15/13 .......................................              540           537,975
   Allied Waste North America, Inc. Tranche
     6.89%, 4/15/13 .......................................              210           209,213
                                                                                --------------
                                                                                       747,188
                                                                                --------------
HEALTH CARE FACILITIES--0.3%
   LifePoint Hospitals, Inc. Tranche B
     6.505%, 4/15/12 ......................................              744           740,428
                                                                                --------------
HEALTH CARE SERVICES--0.4%
   Fresenius Medical Care AG & Co. Tranche B
     6.325%, 3/31/13 ......................................            1,000           990,000
                                                                                --------------
HOTELS, RESORTS & CRUISE LINES--0.3%
   Hilton Hotels Corp. Tranche B
     6.374%, 2/22/13 ......................................              630           626,850
                                                                                --------------
HOUSEWARES & SPECIALTIES--0.3%
   Tupperware Brands Corp. Tranche B
     6.88%, 12/1/12 .......................................              739           737,082
                                                                                --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.7%
   NRG Energy, Inc. Tranche B 7.023%, 2/1/13 ..............            1,776         1,780,875
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--0.3%
   NTELOS, Inc. Tranche B 5.271%, 5/1/13 ..................              769           768,287
                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES--0.6%
   Helix Tranche 0%, 7/31/10 ..............................            1,500         1,500,000
                                                                                --------------
PAPER PRODUCTS--1.4%
   Georgia-Pacific Corp. Tranche A
     6.88%, 12/20/10 ......................................              741           741,551
   Georgia-Pacific Corp. Tranche B
     6.749%, 12/20/12 .....................................            1,097         1,095,878
   Georgia-Pacific Corp. Tranche C
     7.749%, 12/23/13 .....................................              275           277,062
   NewPage Corp. Tranche B
     7.66%, 5/2/11 ........................................            1,287         1,295,370
                                                                                --------------
                                                                                     3,409,861
                                                                                --------------
PHOTOGRAPHIC PRODUCTS--0.3%
   Eastman Kodak Co. Tranche B
     7.13%, 10/18/12 ......................................              748           746,255
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
SPECIALTY CHEMICALS--0.2%
   Johnson Diversey, Inc. Tranche B
     7.38%, 12/16/11 ......................................   $          466    $      469,747
                                                                                --------------
TOBACCO--0.1%
   Reynolds American, Inc. 5.238%, 6/15/13 ................              200           200,500
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--0.3%
   United Rentals, Inc. Tranche 7.13%, 2/14/11 ............              127           127,009
   United Rentals, Inc. Tranche B
     4.88%, 2/14/11 .......................................              623           623,929
                                                                                --------------
                                                                                       750,938
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
   Cricket Communications, Inc. Tranche B
     5.22%, 6/15/13 .......................................              625           629,297
                                                                                --------------
TOTAL LOAN AGREEMENTS
   (Identified cost $24,593,502) ...........................................        24,471,064
                                                                                --------------

                                                                  SHARES
                                                              --------------
DOMESTIC PREFERRED STOCKS--0.1%

SPECIALIZED REIT'S--0.0%
   Saul Centers, Inc. Series A Pfd. 8%(h) .................              425            11,156
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--0.1%
   Chevy Chase Bank FSB Series C Pfd. 8%(h) ...............            3,925           104,405
   Chevy Chase Preferred Capital Corp.
     Series A Pfd. 10.375% ................................            1,225            65,048
                                                                                --------------
                                                                                       169,453
                                                                                --------------
TOTAL DOMESTIC PREFERRED STOCKS
   (Identified cost $178,955) ..............................................           180,609
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
   AT&T Latin America Corp. Class A(t) ....................           64,050    $          705
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $281,820) ..............................................               705
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.4%
   (Identified Cost $242,363,614) ..........................................       238,117,108
                                                                                --------------
SHORT-TERM INVESTMENTS--7.5%

MONEY MARKET MUTUAL FUNDS--4.1%
   State Street Navigator Prime Plus
     (5.06% seven day effective yield)(r) .................        9,770,800         9,770,800
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
COMMERCIAL PAPER(u)--3.4%
   Lockhart Funding LLC 5.32%, 7/3/06 .....................   $        5,235         5,233,453
   Ranger Funding Co. LLC 5.27%, 7/7/06 ...................            3,085         3,082,290
                                                                                --------------
                                                                                     8,315,743
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $18,086,543) ...........................................        18,086,543
                                                                                --------------
TOTAL INVESTMENTS--105.9%
   (Identified cost $260,450,157) ..........................................       256,203,651(a)
   Other assets and liabilities, net--(5.9)% ...............................       (14,315,983)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  241,887,668
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,933,505 and gross depreciation of $7,291,985 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $260,562,131.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $28,554,784 or 11.8% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) A corporate bond is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(f) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At June 30, 2006, this security amounted to a value of $0 or 0.0% of net assets. For acquistion information see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(g)   This security has a delayed delivery settlement date.

(h)   All or a portion of security is on loan.

(i)   Security in default.

(j)   Par value represents Australian Dollar.

(k)   Par value represents Brazilian Real.

(l)   Par value represents Canadian Dollar.

(m)   Par value represents Euro.

(n)   Par value represents Mexican Peso.

(o)   Par value represents New Zealand Dollar.

(p)   Par value represents South African Rand.

(q)   Par value represents Thailand Baht.

(r) Represents security purchased with cash collateral received for securities on loan.

(s) All or a portion segregated as collateral for delayed delivery securities or forward currency contracts.

(t)   Non-income producing.

(u)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value including $9,568,449 of securities on loan
   (Identified cost $260,450,157) .....................................................         $  256,203,651
Cash ..................................................................................              2,205,119
Receivables
   Dividends and interest .............................................................              3,840,288
   Investment securities sold .........................................................              3,778,933
   Fund shares sold ...................................................................                 32,645
Unrealized appreciation on forward currency contracts .................................                 66,413
Prepaid expenses ......................................................................                    142
                                                                                                --------------
     Total assets .....................................................................            266,127,191
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................             13,903,293
   Fund shares repurchased ............................................................                170,065
   Upon return of securities loaned ...................................................              9,770,800
   Investment advisory fee ............................................................                 79,412
   Financial agent fee ................................................................                 17,500
   Administration fee .................................................................                 13,008
   Trustees' fee ......................................................................                  9,078
   Other accrued expenses .............................................................                110,739
Unrealized depreciation on forward currency contracts .................................                165,628
                                                                                                --------------
     Total liabilities ................................................................             24,239,523
                                                                                                --------------
NET ASSETS ............................................................................         $  241,887,668
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $  265,074,719
   Undistributed net investment income ................................................              1,629,253
   Accumulated net realized loss ......................................................            (20,470,271)
   Net unrealized depreciation ........................................................             (4,346,033)
                                                                                                --------------
NET ASSETS ............................................................................         $  241,887,668
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......             27,082,459
                                                                                                ==============
Net asset value and offering price per share ..........................................         $         8.93
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Interest ...........................................................................         $    7,639,367
   Security lending ...................................................................                 19,980
   Dividends ..........................................................................                  7,527
                                                                                                --------------
     Total investment income ..........................................................              7,666,874
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                609,384
   Financial agent fee ................................................................                 88,732
   Administration fee .................................................................                 79,224
   Printing ...........................................................................                 68,004
   Trustees ...........................................................................                 17,633
   Professional .......................................................................                 16,501
   Custodian ..........................................................................                 15,450
   Miscellaneous ......................................................................                 36,632
                                                                                                --------------
     Total expenses ...................................................................                931,560
   Less expenses reimbursed by investment advisor .....................................                 (8,372)
   Custodian fees paid indirectly .....................................................                 (9,096)
                                                                                                --------------
     Net expenses .....................................................................                914,092
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................              6,752,782
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                175,101
   Net realized gain (loss) on foreign currency transactions ..........................                122,613
   Net change in unrealized appreciation (depreciation) on investments ................             (6,653,731)
   Net change in unrealized appreciation (depreciation) on foreign currency
     translation ......................................................................                (97,307)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................             (6,453,324)
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $      299,458
                                                                                                ==============

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS
                                                                                     ENDED        YEAR ENDED
                                                                                 JUNE 30, 2006   DECEMBER 31,
                                                                                  (UNAUDITED)        2005
                                                                                 -------------   -------------
FROM OPERATIONS
   Net investment income (loss) ...............................................  $   6,752,782   $  12,977,901
   Net realized gain (loss) ...................................................        297,714         402,374
   Net change in unrealized appreciation (depreciation) .......................     (6,751,038)     (9,125,945)
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................        299,458       4,254,330
                                                                                 -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................................................     (5,817,341)    (11,640,999)
                                                                                 -------------   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..................     (5,817,341)    (11,640,999)
                                                                                 -------------   -------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (2,313,682 and 1,081,740 shares, respectively)     21,344,024      10,013,859
   Net asset value of shares issued from reinvestment of distributions
     (656,310 and 1,269,887 shares, respectively) .............................      5,817,341      11,640,999
   Cost of shares repurchased (2,048,169 and 2,699,059 shares, respectively) ..    (18,852,580)    (25,056,516)
                                                                                 -------------   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..................      8,308,785      (3,401,658)
                                                                                 -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS ......................................      2,790,902     (10,788,327)

NET ASSETS
   Beginning of period ........................................................    239,096,766     249,885,093
                                                                                 -------------   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $1,629,253 AND $693,812, RESPECTIVELY] ................................  $ 241,887,668   $ 239,096,766
                                                                                 =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                             YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006    ---------------------------------------------------------------
                                              (UNAUDITED)       2005           2004        2003(3)       2002         2001(2)
                                             -------------    ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period .....    $      9.14     $    9.43      $    9.39    $    8.76    $    8.55     $    8.75

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........           0.25(1)       0.50(1)        0.55         0.58         0.61          0.72(1)
   Net realized and unrealized
     gain (loss) .........................          (0.24)        (0.34)          0.07         0.66         0.22         (0.21)
                                              -----------     ---------      ---------    ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS ....           0.01          0.16           0.62         1.24         0.83          0.51
                                              -----------     ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.22)        (0.45)         (0.58)       (0.61)       (0.62)        (0.71)
                                              -----------     ---------      ---------    ---------    ---------     ---------
     TOTAL DISTRIBUTIONS .................          (0.22)        (0.45)         (0.58)       (0.61)       (0.62)        (0.71)
                                              -----------     ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE ................          (0.21)        (0.29)          0.04         0.63         0.21         (0.20)
                                              -----------     ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ...........    $      8.93     $    9.14      $    9.43    $    9.39    $    8.76     $    8.55
                                              ===========     =========      =========    =========    =========     =========
Total return .............................           0.14%(5)      1.78%          6.84%       14.58%       10.00%         6.09%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .    $   241,888     $ 239,097      $ 249,885    $ 198,502    $ 178,990     $ 167,229

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................           0.75%(4)      0.75%          0.73%        0.74%        0.69%         0.65%
   Gross operating expenses ..............           0.76%(4)      0.75%          0.73%        0.74%        0.69%         0.71%
   Net investment income (loss) ..........           5.54%(4)      5.37%          5.68%        6.35%        7.05%         8.14%

Portfolio turnover .......................             47%(5)        91%           100%         156%         168%          188%

(1)   Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain
      (loss) per share.

(3) As a result of changes in generally accepted accounting principles, the series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.01 to net investment income per share and an increase to net realized and unrealized gain (loss) per share by $0.01 for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.06%.

(4)   Annualized.

(5)   Not annualized.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Goodwin Multi-Sector Short Term Bond Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                  BEGINNING            ENDING          EXPENSES PAID
       GOODWIN MULTI-SECTOR SHORT TERM          ACCOUNT VALUE       ACCOUNT VALUE         DURING
                 BOND SERIES                  DECEMBER 31, 2005     JUNE 30, 2006         PERIOD*
   ----------------------------------------   -----------------     -------------      -------------
   Actual                                         $1,000.00           $1,007.80            $3.48

   Hypothetical (5% return before expenses)        1,000.00            1,021.29             3.51

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Non-Agency Mortgage-Backed
Securities                                        18%
Domestic Corporate Bonds                          17
Foreign Government Securities                     16
Agency Mortgage-Backed Securities                 12
Loan Agreements                                    9
Foreign Corporate Bonds                            8
Asset-Backed Securities                            8
Other                                             12

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
U.S. GOVERNMENT SECURITIES--6.0%

U.S. TREASURY NOTES--6.0%
   U.S. Treasury Note 4.625%, 2/29/08 .....................   $          350    $      346,814
   U.S. Treasury Note 4.50%, 2/15/09 ......................              450           442,881
   U.S. Treasury Note 4.875%, 5/15/09 .....................              640           635,650
   U.S. Treasury Note 4.875%, 4/30/11 .....................              300           296,942
   U.S. Treasury Note 4.875%, 5/31/11 .....................            1,000           989,844
                                                                                --------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Identified cost $2,724,928) ............................................         2,712,131
                                                                                --------------
AGENCY MORTGAGE-BACKED SECURITIES--12.4%
   FHLMC 4.50%, 12/1/18 ...................................            1,142         1,079,803
   FNMA 4%, 7/1/19 ........................................              220           203,318
   FNMA 5%, '20-'35 .......................................            1,192         1,160,556
   FNMA 5.50%, '34-'35 ....................................            2,966         2,878,229
   FNMA 6%, 8/1/34 ........................................              261           257,540
                                                                                --------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $5,809,457) ............................................         5,579,446
                                                                                --------------
MUNICIPAL BONDS--2.5%

CALIFORNIA--1.1%
   Sonoma County Pension Obligation Taxable
     Series A 2.43%, 12/1/06 (FGIC Insured) ...............              250           247,012
   Ventura County Pension Obligation Taxable
     6.58%, 11/1/06 (FSA Insured) .........................              250           250,835
                                                                                --------------
                                                                                       497,847
                                                                                --------------
NEW YORK--0.7%
   New York State Dormitory Authority Higher
     Education Taxable Series B 3.35%, 12/15/09 ...........              315           293,363
                                                                                --------------
PENNSYLVANIA--0.7%
   Philadelphia School District Taxable Series C
     4.29%, 7/1/10 (FSA Insured) ..........................              350           333,218
                                                                                --------------
TOTAL MUNICIPAL BONDS
   (Identified cost $1,168,493) ............................................         1,124,428
                                                                                --------------
ASSET-BACKED SECURITIES--8.2%

   American General Mortgage Loan Trust 06-1,
     A2 144A 5.75%, 12/25/35(b)(c) ........................              275           270,960
   Bombardier Capital Mortgage Securitization
     Corp. 99-A, A3 5.98%, 1/15/18 ........................              129           116,462
   Capital One Auto Finance Trust 05-BSS B
     4.32%, 5/15/10 .......................................              350           341,701

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
ASSET-BACKED SECURITIES--CONTINUED

   Carmax Auto Owner Trust 05-1 C
     4.82%, 10/15/11 ......................................   $          200    $      195,111
   DaimlerChrysler Auto Trust 05-A B
     3.88%, 7/8/11 ........................................              250           241,775
   GMAC Mortgage Corp. Loan Trust 05-HE2, A3
     4.622%, 11/25/35(c) ..................................              200           196,656
   GMAC Mortgage Corp. Loan Trust 06-HE2, A3
     6.32%, 10/25/29 ......................................              350           350,000
   Great America Leasing Receivables
     05-1, A4 144A 4.97%, 8/20/10(b) ......................              230           224,565
   MMCA Automobile Trust 02-1 C
     6.20%, 1/15/10 .......................................              197           195,475
   Onyx Acceptance Grantor Trust 03-D, A4
     3.20%, 3/15/10 .......................................              214           211,133
   Renaissance Home Equity Loan Trust 05-3, AF3
     4.814%, 11/25/35(c) ..................................              625           610,800
   Renaissance Home Equity Loan Trust 06-1, AF2
     5.533%, 5/25/36(c) ...................................              240           237,600
   Residential Funding Mortgage Securities I, Inc.
     05-SA1, 2A 4.904%, 3/25/35(c) ........................              217           214,007
   Structured Asset Securities Corp. 05-7XS, 1A2B
     5.27%, 4/25/35(c) ....................................              300           296,392
                                                                                --------------
TOTAL ASSET-BACKED SECURITIES
   (Identified cost $3,770,136) ............................................         3,702,637
                                                                                --------------
DOMESTIC CORPORATE BONDS--16.7%

AIRLINES--1.7%
   American Airlines, Inc. 01-1 6.977%, 5/23/21 ...........              224           213,921
   United Airlines, Inc. 00-2 7.032%, 10/1/10 .............              223           225,832
   United Airlines, Inc. 01-1 6.071%, 3/1/13 ..............              313           312,130
                                                                                --------------
                                                                                       751,883
                                                                                --------------
ALTERNATIVE CARRIERS--0.3%
   Time Warner Telecom Holdings, Inc.
     9.17%, 2/15/11(c) ....................................              150           152,625
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
   Nuveen Investments, Inc. 5%, 9/15/10 ...................               95            91,339
                                                                                --------------
AUTOMOBILE MANUFACTURERS--0.4%
   DaimlerChrysler NA Holding Corp.
     6.50%, 11/15/13 ......................................              165           164,910
                                                                                --------------
AUTOMOTIVE RETAIL--0.2%
   Hertz Corp. 144A 8.875%, 1/1/14(b) .....................              100           103,000
                                                                                --------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
BROADCASTING & CABLE TV--0.8%
   Comcast Corp. 4.95%, 6/15/16 ...........................   $          175    $      155,958
   COX Communications, Inc. 6.75%, 3/15/11 ................              200           203,664
                                                                                --------------
                                                                                       359,622
                                                                                --------------
CASINOS & GAMING--0.5%
   GTECH Holdings Corp. 4.75%, 10/15/10 ...................              250           240,530
                                                                                --------------
CONSUMER FINANCE--2.9%
   Ford Motor Credit Co. 7.68%, 11/2/07(c) ................               50            49,969
   Ford Motor Credit Co. 6.625%, 6/16/08 ..................               30            28,566
   Ford Motor Credit Co. 8.625%, 11/1/10 ..................              375           351,088
   Ford Motor Credit Co. 9.46%, 4/15/12(c) ................               95            95,713
   General Electric Capital Corp. 6.125%, 2/22/11 .........              125           127,349
   General Motors Acceptance Corp.
     6.125%, 9/15/06 ......................................              150           149,786
   General Motors Acceptance Corp.
     6.599%, 9/23/08(c) ...................................              185           181,357
   MBNA Corp. 4.625%, 9/15/08 .............................              100            97,906
   SLM Corp. 4.88%, 2/1/10(c) .............................              250           239,112
                                                                                --------------
                                                                                     1,320,846
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
   Convergys Corp. 4.875%, 12/15/09 .......................              250           240,456
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.3%
   International Lease Finance Corp.
     4.75%, 1/13/12 .......................................              125           118,162
                                                                                --------------
ELECTRIC UTILITIES--0.9%
   Commonwealth Edison Co. Series 102
     4.74%, 8/15/10 .......................................              100            96,063
   Consumers Energy Co. Series H
     4.80%, 2/17/09 .......................................              100            97,189
   Entergy Gulf States, Inc. 3.60%, 6/1/08 ................              200           191,068
                                                                                --------------
                                                                                       384,320
                                                                                --------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
   Allied Waste North America Series B
     8.50%, 12/1/08 .......................................              100           104,000
                                                                                --------------
LIFE & HEALTH INSURANCE--0.5%
   Jackson National Life Global Funding 144A
     4.64%, 2/10/10(b)(c) .................................              250           233,750
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
   Fisher Scientific International, Inc.
     6.75%, 8/15/14 .......................................              140           140,175
                                                                                --------------
MORTGAGE REIT'S--0.4%
   iStar Financial, Inc. 5.375%, 4/15/10 ..................              200           195,260
                                                                                --------------
MOVIES & ENTERTAINMENT--0.2%
   Time Warner, Inc. 6.875%, 5/1/12 .......................              100           103,347
                                                                                --------------
MULTI-LINE INSURANCE--0.4%
   ASIF Global Financing XXIII 144A
     3.90%, 10/22/08(b) ...................................              200           192,537
                                                                                --------------
OFFICE REIT'S--0.4%
   Brandywine Operating Partnership LP
     5.625%, 12/15/10 .....................................              200           195,837
                                                                                --------------
OIL & GAS REFINING & MARKETING--0.5%
   Premcor Refining Group, Inc. (The)
     6.125%, 5/1/11 .......................................              225           225,798
                                                                                --------------
OIL & GAS STORAGE & TRANSPORTATION--0.5%
   Kinder Morgan Management LLC
     5.35%, 1/5/11(f) .....................................              225           207,301
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.4%
   ERAC USA Finance Co. 144A
     5.30%, 11/15/08(b) ...................................   $           85    $       83,751
   MassMutual Global Funding II 144A
     3.50%, 3/15/10(b) ....................................              100            93,108
                                                                                --------------
                                                                                       176,859
                                                                                --------------
PACKAGED FOODS & MEATS--0.5%
   Dean Foods Co. 6.625%, 5/15/09 .........................              100            99,750
   Pilgrim's Pride Corp. 9.25%, 11/15/13 ..................              100           100,250
                                                                                --------------
                                                                                       200,000
                                                                                --------------
PAPER PACKAGING--0.5%
   Packaging Corporation of America
     4.375%, 8/1/08 .......................................              250           242,784
                                                                                --------------
PAPER PRODUCTS--0.4%
   Bowater, Inc. 7.91%, 3/15/10(c) ........................              165           165,825
                                                                                --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.5%
   Colonial Realty LP 4.80%, 4/1/11 .......................              250           234,579
                                                                                --------------
RETAIL REIT'S--0.5%
   Heritage Property Investment Trust
     4.50%, 10/15/09 ......................................              100            95,694
   Simon Property Group LP 4.60%, 6/15/10 .................              125           119,792
                                                                                --------------
                                                                                       215,486
                                                                                --------------
SPECIALTY CHEMICALS--0.3%
   Lubrizol Corp. 4.625%, 10/1/09 .........................              125           120,355
                                                                                --------------
TOBACCO--0.8%
   Philip Morris Capital Corp. 7.50%, 7/16/09 .............              200           206,380
   Reynolds American, Inc. 144A
     7.25%, 6/1/13(b) .....................................              150           147,375
                                                                                --------------
                                                                                       353,755
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
   United Rentals North America, Inc.
     6.50%, 2/15/12 .......................................               85            80,750
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
   Nextel Communications, Inc. Series F
     5.95%, 3/15/14 .......................................              250           240,161
                                                                                --------------
TOTAL DOMESTIC CORPORATE BONDS
   (Identified cost $7,766,757) ............................................         7,556,252
                                                                                --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--18.4%

   Asset Securitization Corp. 96-D3, A1C
     7.40%, 10/13/26 ......................................              148           149,491
   Bear Stearns Alt-A Trust 05-2, 2B5
     5.256%, 4/25/35(c) ...................................              128           118,027
   Bear Stearns Alt-A Trust 05-5, 2B3
     5.321%, 7/25/35(c) ...................................              128           114,342
   Bear Stearns Asset Backed Securities Net
     Interest Margin 04-HE1N, A2 144A
     5.50%, 2/25/34(b) ....................................              200           189,688
   Bear Stearns Asset Backed Securities Net
     Interest Margin 04-HE5N, A3 5%, 7/25/34 ..............               16            15,738
   Bear Stearns Commercial Mortgage Securities
     04-ESA J 144A 5.817%, 5/14/16(b) .....................              225           223,634
   Bear Stearns Structured Products, Inc. 04-15,
     A2 P.O. 144A 0%, 11/27/34(b) .........................              147           135,610
   Bear Stearns Structured Products, Inc. 04-6
     P.O. 0%, 2/25/34 .....................................               68            65,893
   Bear Stearns Structured Products, Inc. 05-10
     144A 7.318%, 4/26/35(b)(c) ...........................              163           162,445
   Bear Stearns Structured Products, Inc.
     05-20N A 144A 8.459%, 10/25/45(b)(c) .................              175           176,550
   Centex Home Equity 05-A, AF4
     4.72%, 10/25/31(c) ...................................              250           242,277

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED

   Chase Mortgage Finance Corp. 04-S1 M
     5.098%, 2/25/19(c) ...................................   $           88    $       83,971
   Chase Mortgage Finance Corp.
     04-S3, 3A1 6%, 3/25/34 ...............................              424           414,732
   Countrywide Home Loan Mortgage
     Pass-Through Trust 04-12, 12A1
     4.767%, 8/25/34(c) ...................................              233           227,515
   Countrywide Home Loan Mortgage
     Pass-Through Trust 04-13, 1A1
     5.50%, 8/25/34 .......................................              224           221,667
   Countrywide Partnership Trust Net Interest
     Margin 04-EC1N 144A 5%, 9/25/35(b) ...................                7             6,583
   Crown Castle Towers LLC 05-1A, AFX 144A
     4.643%, 6/15/35(b) ...................................              250           240,616
   CS First Boston Mortgage Securities Corp.
     01-CK1, A2 6.25%, 12/18/35 ...........................              250           251,257
   CS First Boston Mortgage Securities Corp.
     03-8, 3A24 5.50%, 4/25/33 ............................              290           276,277
   CS First Boston Mortgage Securities Corp.
     05-12, 6A1 6%, 1/25/36 ...............................              208           204,707
   CS First Boston Mortgage Securities Corp.
     98-C1 B 6.59%, 5/17/40 ...............................              290           294,888
   First Franklin Net Interest Margin Trust
     04-FF7A A 144A 5%, 9/27/34(b) ........................                9             9,037
   First Horizon Asset Securities, Inc.
     05-AR1, 2A1 5.027%, 4/25/35(c) .......................              304           295,997
   GMAC Mortgage Corp. Loan Trust
     05-AR2, 2A 4.871%, 5/25/35(c) ........................              412           402,207
   Greenwich Structured ARM Products
     05-4A, N1 144A 7.989%, 7/27/45(b)(c) .................              162           160,756
   GSAMP Trust 05-NC1N 144A 5%, 2/25/35(b) ................               52            51,471
   Harborview Mortgage Loan Trust
     05-15, B8 7.017%, 10/20/45(c) ........................              200           197,395
   JPMorgan Mortgage Trust 06-A1, B1
     5.427%, 2/25/36(c) ...................................              250           240,859
   Master Alternative Net Interest Margin Trust
     05-CW1A, N1 144A 6.75%, 12/26/35(b) ..................               99            97,667
   Master Resecuritzation Trust 05-4CI, N2 144A
     7.818%, 4/26/45(b)(c) ................................              120           119,888
   MASTR Alternative Loans Trust 05-5, 4A1
     5.75%, 8/25/35 .......................................              222           217,274
   Park Place Securities Net Interest Margin
     Trust 04-MCW1 B 144A 7.385%, 9/25/34(b) ..............              102           101,722
   Residential Accredit Loans, Inc.
     05-QA4, A5 5.475%, 4/25/35(c) ........................              286           281,638
   Residential Funding Mortgage Securities II, Inc.
     05-HI2, A3 4.46%, 5/25/35 ............................              250           243,906
   Residential Funding Mortgage Security I
     06-S4, A2 6%, 4/25/36 ................................              249           247,646
   Structured Asset Securities Corp.
     03-32, 1A1 5.246%, 11/25/33(c) .......................              184           172,911
   Wachovia Mortgage Loan Trust
     06-A, B1 5.441%, 5/20/36(c) ..........................              250           240,398
   Wells Fargo Mortgage Backed Securities Trust
     04-EE, 2A3 3.989%, 12/25/34(c) .......................              203           195,803
   Wells Fargo Mortgage Backed Securities Trust
     04-R, 2A1 4.349%, 9/25/34(c) .........................              349           338,934
   Wells Fargo Mortgage Backed Securities Trust
     05-14, 2A1 5.50%, 12/25/35 ...........................              244           231,247
   Wells Fargo Mortgage Backed Securities Trust
     05-5, 1A1 5%, 5/25/20 ................................              213           202,577
   Wells Fargo Mortgage Backed Securities Trust
     05-AR10, 2A16 4.11%, 6/25/35(c) ......................              210           202,388
   Wells Fargo Mortgage Backed Securities Trust
     05-AR16, 6A3 4.999%, 10/25/35(c) .....................              260           255,074
                                                                                --------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
   (Identified cost $8,489,556) ............................................         8,322,703
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
FOREIGN GOVERNMENT SECURITIES--15.9%

AUSTRALIA--1.0%
   Commonwealth of Australia Series 1106
     6.75%, 11/15/06 ......................................              622(g) $      463,536
                                                                                --------------
BRAZIL--1.3%
   Federative Republic of Brazil 9.25%, 10/22/10 ..........   $           80            88,400
   Federative Republic of Brazil 10.25%, 6/17/13 ..........              160           190,000
   Federative Republic of Brazil 12.50%, 1/5/16 ...........              687(h)        311,638
                                                                                --------------
                                                                                       590,038
                                                                                --------------
CANADA--1.4%
   Commonwealth of Canada 3.75%, 6/1/08 ...................              700(i)        619,641
                                                                                --------------
CHILE--0.6%
   Republic of Chile 5.06%, 1/28/08(c) ....................              250           251,125
                                                                                --------------
COLOMBIA--0.5%
   Republic of Colombia 10%, 1/23/12 ......................              125           141,875
   Republic of Columbia 6.55%, 11/16/15(c) ................              100           102,600
                                                                                --------------
                                                                                       244,475
                                                                                --------------
GERMANY--0.9%
   Federal Republic of Germany 144A
     3.25%, 4/17/09(b) ....................................              311(m)        393,278
                                                                                --------------
INDONESIA--0.3%
   Republic of Indonesia 7.75%, 8/1/06 ....................              150           150,750
                                                                                --------------
MEXICO--1.6%
   United Mexican States 4.625%, 10/8/08 ..................              200           195,000
   United Mexican States 5.28%, 1/13/09(c) ................              250           252,125
   United Mexican States Series MI10
     9.50%, 12/18/14 ......................................            3,103(j)        280,288
                                                                                --------------
                                                                                       727,413
                                                                                --------------
NEW ZEALAND--0.7%
   Commonwealth of New Zealand Series 1106
     8%, 11/15/06 .........................................              550(n)        336,291
                                                                                --------------
PERU--0.3%
   Republic of Peru 8.375%, 5/3/16 ........................              110           119,350
                                                                                --------------
PHILIPPINES--1.4%
   Republic of Philippines 8.375%, 3/12/09 ................              200           207,500
   Republic of Philippines 8.375%, 2/15/11 ................              400           417,000
                                                                                --------------
                                                                                       624,500
                                                                                --------------
RUSSIA--1.5%
   Russian Federation RegS 8.25%, 3/31/10(e) ..............              538           558,540
   Russian Federation RegS 5%, 3/31/30(c)(e) ..............              115           122,619
                                                                                --------------
                                                                                       681,159
                                                                                --------------
SOUTH AFRICA--0.2%
   Republic of South Africa Series R153
     13%, 8/31/10 .........................................              595(k)         95,588
                                                                                --------------
THAILAND--0.6%
   Kingdom of Thailand Series R042
     4.80%, 4/9/10 ........................................            9,850(l)        252,095
                                                                                --------------
TURKEY--1.1%
   Republic of Turkey 10.50%, 1/13/08 .....................              350           367,500
   Republic of Turkey 11.75%, 6/15/10 .....................              125           141,250
                                                                                --------------
                                                                                       508,750
                                                                                --------------
UKRAINE--0.1%
   Republic of Ukraine RegS 11%, 3/15/07(e) ...............               28            28,592
                                                                                --------------
VENEZUELA--2.4%
   Republic of Venezuela RegS 5.375%, 8/7/10(e) ...........            1,145         1,084,887
                                                                                --------------
TOTAL FOREIGN GOVERNMENT SECURITIES
   (Identified cost $7,199,778) ............................................         7,171,468
                                                                                --------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
FOREIGN CORPORATE BONDS(d)--8.3%

BRAZIL--0.6%
   Banco do Brasil Cayman 144A
     8.50%, 9/20/14(b) ....................................   $          150    $      156,750
   Petrobras International Finance Co.
     9.875%, 5/9/08 .......................................               90            95,400
                                                                                --------------
                                                                                       252,150
                                                                                --------------
CANADA--0.2%
   Thomson Corp. (The) 4.25%, 8/15/09 .....................              100            95,450
                                                                                --------------
CHILE--0.3%
   Empresa Nacional de Electricidad SA
     7.75%, 7/15/08 .......................................              120           123,800
                                                                                --------------
GERMANY--0.5%
   Deutsche Bank AG NY Series GS
     4.66%, 3/22/12(c) ....................................              250           235,325
                                                                                --------------
HONG KONG--0.5%
   Hutchison Whampoa International Ltd. 144A
     5.45%, 11/24/10(b) ...................................              250           244,657
                                                                                --------------
INDIA--0.9%
   ICICI Bank Ltd. 144A 5.75%, 11/16/10(b) ................              175           169,489
   Vedanta Resources plc 144A
     6.625%, 2/22/10(b) ...................................              250           238,976
                                                                                --------------
                                                                                       408,465
                                                                                --------------
ITALY--0.2%
   Telecom Italia Capital S.p.A. 4%, 11/15/08 .............              100            95,929
                                                                                --------------
KAZAKHSTAN--0.6%
   Kazkommerts International BV 144A
     10.125%, 5/8/07(b) ...................................              250           256,875
                                                                                --------------
MALAYSIA--0.4%
   Malaysia International Shipping Corp.
     Capital Ltd. 144A 5%, 7/1/09(b) ......................              200           194,482
                                                                                --------------
MEXICO--0.8%
   America Movil SA de CV 5.265%, 4/27/07(c) ..............              250           250,000
   America Movil SA de CV 4.125%, 3/1/09 ..................              100            94,841
                                                                                --------------
                                                                                       344,841
                                                                                --------------
POLAND--0.5%
   Telekomunikacja Polska SA Finance BV 144A
     7.75%, 12/10/08(b) ...................................              225           234,137
                                                                                --------------
QATAR--0.4%
   Ras Laffan Liquefied Natural Gas Co., Ltd. 144A
     3.437%, 9/15/09(b) ...................................              165           157,915
                                                                                --------------
RUSSIA--0.7%
   Gazprom OAO 144A (Gazstream SA)
     5.625%, 7/22/13(b) ...................................              238           232,255
   Gazprom RegS (Morgan Stanley AG)
     9.625%, 3/1/13(e) ....................................               80            91,432
                                                                                --------------
                                                                                       323,687
                                                                                --------------
SINGAPORE--0.3%
   Chartered Semiconductor Manufacturing Ltd.
     5.75%, 8/3/10 ........................................              150           145,916
                                                                                --------------
SOUTH KOREA--0.3%
   Export-Import Bank of Korea 4.50%, 8/12/09 .............              120           115,222
                                                                                --------------
UKRAINE--0.2%
   Naftogaz Ukrainy 8.125%, 9/30/09 .......................              100            93,840
                                                                                --------------
UNITED STATES--0.9%
   Amvescap plc 4.50%, 12/15/09 ...........................              250           239,004
   Nova Chemicals Corp. 8.405%, 11/15/13(c) ...............              170           169,575
                                                                                --------------
                                                                                       408,579
                                                                                --------------
TOTAL FOREIGN CORPORATE BONDS
   (Identified cost $3,847,449) ............................................         3,731,270
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
DOMESTIC CONVERTIBLE BONDS--0.3%

PHARMACEUTICALS--0.3%
   Par Pharmaceutical Cos., Inc. Cv.
     2.875%, 9/30/10 ......................................   $          175    $      143,500
                                                                                --------------
TOTAL DOMESTIC CONVERTIBLE BONDS
   (Identified cost $144,788) ..............................................           143,500
                                                                                --------------
CREDIT LINKED NOTES--0.9%

OTHER FOREIGN GOVERNMENT--0.9%
   Republic of Indonesia (Citigroup)
     14%, 6/15/09 .........................................              120           102,888
   Republic of Indonesia (Citigroup)
     14%, 6/15/09 .........................................              125           114,456
   Republic of Turkey (Citigroup) 0%, 6/28/07 .............              250           204,140
                                                                                --------------
TOTAL CREDIT LINKED NOTES
   (Identified cost $495,000) ..............................................           421,484
                                                                                --------------
LOAN AGREEMENTS(c)--9.4%

AIRPORT SERVICES--0.3%
   Worldspan LP Tranche 7.30%, 2/11/10 ....................              165           163,310
                                                                                --------------
AUTO PARTS & EQUIPMENT--0.4%
   Tenneco Automotive, Inc. Tranche B
     8.13%, 12/12/10 ......................................              167           168,665
                                                                                --------------
BROADCASTING & CABLE TV--1.2%
   Charter Communications Operating LLC
     Tranche 7.751%, 4/28/13 ..............................              248           248,726
   DIRECTV Holdings LLC Tranche B
     4.801%, 4/13/13 ......................................               67            66,667
   Mediacom LLC Tranche C
     6.649%, 1/31/15 ......................................              250           249,219
                                                                                --------------
                                                                                       564,612
                                                                                --------------
CASINOS & GAMING--0.5%
   MGM MIRAGE Tranche A 6.63%, 4/25/10 ....................              240           238,800
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
   Solar Capital Corp. Tranche 6.20%, 2/11/13 .............              147           147,725
                                                                                --------------
DEPARTMENT STORES--0.4%
   Neiman-Marcus Group, Inc. (The) Tranche
     6.706%, 4/6/13 .......................................              166           167,489
                                                                                --------------
DIVERSIFIED CHEMICALS--0.1%
   Huntsman Corp. Tranche B 6.679%, 8/16/12 ...............               24            23,761
                                                                                --------------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
   Allied Waste North America, Inc. Tranche
     6.39%, 4/15/13 .......................................               86            85,813
   Allied Waste North America, Inc. Tranche
     6.39%, 4/15/13 .......................................               33            33,274
   Duratek Tranche B 5.31%, 6/30/16 .......................               14            13,645
   Energy Solutions Tranche B 5.31%, 6/30/13 ..............               30            30,131
   Envirocare Tranche C 5.31%, 6/30/16 ....................                1             1,421
                                                                                --------------
                                                                                       164,284
                                                                                --------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.3%
   Mosaic Global Holdings, Inc. Tranche B
     4.801%, 2/21/12 ......................................              124           123,907
                                                                                --------------
HEALTH CARE FACILITIES--0.3%
   LifePoint Hospitals, Inc. Tranche B
     4.926%, 4/15/12 ......................................              158           157,441
                                                                                --------------
HEALTH CARE SERVICES--0.7%
   Davita, Inc. Tranche B 5.73%, 10/5/12 ..................              165           165,599
   Fresenius Medical Care AG & Co. Tranche B
     6.325%, 3/31/13 ......................................              150           148,500
                                                                                --------------
                                                                                       314,099
                                                                                --------------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
HOTELS, RESORTS & CRUISE LINES--0.2%
   Hilton Hotels Corp. Tranche B
     6.374%, 2/22/13 ......................................   $           90    $       89,550
                                                                                --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.0%
   Mirant North America LLC Tranche B
     6.55%, 1/3/13 ........................................               50            49,781
   NRG Energy, Inc. Tranche B 2.25%, 2/1/13 ...............              405           406,444
                                                                                --------------
                                                                                       456,225
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--0.6%
   NTELOS, Inc. Tranche B 5.801%, 8/24/11 .................              223           222,605
   NTELOS, Inc. Tranche B 5.27%, 5/1/13 ...................               50            49,969
                                                                                --------------
                                                                                       272,574
                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES--0.5%
   Helix Tranche 0%, 7/31/10 ..............................              250           250,000
                                                                                --------------
PAPER PRODUCTS--1.0%
   Georgia-Pacific Corp. Tranche B
     6.749%, 12/20/12 .....................................              200           199,251
   Georgia-Pacific Corp. Tranche C
     7.749%, 12/23/13 .....................................               45            45,337
   NewPage Corp. Tranche B
     6.301%, 5/2/11 .......................................              193           193,820
                                                                                --------------
                                                                                       438,408
                                                                                --------------
PHOTOGRAPHIC PRODUCTS--0.5%
   Eastman Kodak Co. Tranche B
     6.424%, 10/18/12 .....................................              216           215,098
                                                                                --------------
RESTAURANTS--0.2%
   Burger King Corp. Tranche B1
     6.27%, 6/30/12 .......................................               83            82,880
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
SPECIALTY CHEMICALS--0.1%
   Johnson Diversey, Inc. Tranche B
     12%, 12/16/11 ........................................   $           60    $       60,450
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
   Cricket Communications, Inc. Tranche B
     5.22%, 6/15/13 .......................................              113           113,273
   Crown Castle Tranche B 5.271%, 6/1/13 ..................               55            55,344
                                                                                --------------
                                                                                       168,617
                                                                                --------------
TOTAL LOAN AGREEMENTS
   (Identified cost $4,283,438) ............................................         4,267,895
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--99.0%
   (Identified Cost $45,699,780) ...........................................        44,733,214
                                                                                --------------
SHORT-TERM INVESTMENTS--1.4%

COMMERCIAL PAPER(o)--1.4%
   Sysco Corp. 5.27%, 7/3/06 ..............................              620           619,818
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $619,818) ..............................................           619,818
                                                                                --------------
TOTAL INVESTMENTS--100.4%
   (Identified cost $46,319,598) ...........................................        45,353,032(a)
   Other assets and liabilities, net--(0.4)% ...............................          (183,147)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   45,169,885
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $174,231 and gross depreciation of $1,149,571 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $46,328,372.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to a value of $5,303,527 or 11.7% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) A corporate bond is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(f)   All or a portion segregated as collateral for forward currency contracts.

(g)   Par value represents Australian Dollar.

(h)   Par value represents Brazilian Real.

(i)   Par value represents Canadian Dollar.

(j)   Par value represents Mexican Peso.

(k)   Par value represents South African Rand.

(l)   Par value represents Thailand Baht.

(m)   Par value represents Euro.

(n)   Par value represents New Zealand Dollar.

(o)   The rate shown is the discount rate.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $46,319,598) ..........................         $   45,353,032
Cash ..................................................................................                 92,547
Receivables
   Interest ...........................................................................                322,468
   Investment securities sold .........................................................                295,220
   Fund shares sold ...................................................................                  2,659
Unrealized appreciation on forward currency contracts .................................                 12,503
Prepaid expenses ......................................................................                     27
                                                                                                --------------
     Total assets .....................................................................             46,078,456
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                755,699
   Fund shares repurchased ............................................................                 82,267
   Investment advisory fee ............................................................                 13,014
   Financial agent fee ................................................................                  6,586
   Administration fee .................................................................                  2,460
   Trustees' fee ......................................................................                    375
   Other accrued expenses .............................................................                 39,057
Unrealized depreciation on forward currency contracts .................................                  9,113
                                                                                                --------------
     Total liabilities ................................................................                908,571
                                                                                                --------------
NET ASSETS ............................................................................         $   45,169,885
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   46,421,268
   Undistributed net investment income ................................................                276,818
   Accumulated net realized loss ......................................................               (564,630)
   Net unrealized depreciation ........................................................               (963,571)
                                                                                                --------------
NET ASSETS ............................................................................         $   45,169,885
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              4,612,375
                                                                                                ==============
Net asset value and offering price per share ..........................................         $         9.79
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Interest ...........................................................................         $    1,288,904
   Foreign taxes withheld .............................................................                 (2,445)
                                                                                                --------------
     Total investment income ..........................................................              1,268,459
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                115,884
   Financial agent fee ................................................................                 30,264
   Administration fee .................................................................                 15,065
   Professional .......................................................................                 16,698
   Printing ...........................................................................                 12,079
   Trustees ...........................................................................                  8,654
   Custodian ..........................................................................                  6,415
   Miscellaneous ......................................................................                 10,787
                                                                                                --------------
     Total expenses ...................................................................                215,846
   Less expenses reimbursed by investment advisor .....................................                (51,761)
   Custodian fees paid indirectly .....................................................                 (1,846)
                                                                                                --------------
     Net expenses .....................................................................                162,239
                                                                                                --------------
NET INVESTMENT GAIN (LOSS) ............................................................              1,124,220
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................               (142,348)
   Net realized gain (loss) on foreign currency transactions ..........................                 (6,399)
   Net change in unrealized appreciation (depreciation) on investments ................               (622,293)
   Net change in unrealized appreciation (depreciation) on foreign currency translation                  3,823
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................               (767,217)
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $      357,003
                                                                                                ==============

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED          YEAR ENDED
                                                                              JUNE 30, 2006     DECEMBER 31,
                                                                               (UNAUDITED)          2005
                                                                              --------------    -------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $    1,124,220    $    1,937,938
   Net realized gain (loss) ................................................        (148,747)         (403,229)
   Net change in unrealized appreciation (depreciation) ....................        (618,470)         (896,999)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............         357,003           637,710
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................        (950,998)       (1,651,467)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............        (950,998)       (1,651,467)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (341,579 and 1,809,665 shares, respectively)      3,419,239        18,218,945
   Net asset value of shares issued from reinvestment of distributions
     (97,558 and 165,716 shares, respectively) .............................         950,998         1,651,467
   Cost of shares repurchased (614,078 and 744,737 shares, respectively) ...      (6,140,594)       (7,458,561)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............      (1,770,357)       12,411,851
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      (2,364,352)       11,398,094

NET ASSETS
   Beginning of period .....................................................      47,534,237        36,136,143
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $276,818 AND $103,596, RESPECTIVELY] ...............................  $   45,169,885    $   47,534,237
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                   SIX MONTHS                                   FROM INCEPTION
                                                      ENDED       YEAR ENDED DECEMBER 31,       JUNE 2, 2003 TO
                                                  JUNE 30, 2005   ------------------------       DECEMBER 31,
                                                   (UNAUDITED)      2005           2004              2003
                                                  --------------  --------      ----------      ---------------
Net asset value, beginning of period .........     $  9.93        $  10.16      $    10.05        $    10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............        0.24(4)         0.45(4)         0.42              0.24
   Net realized and unrealized gain (loss) ...       (0.17)          (0.31)           0.11              0.05
                                                   -------        --------      ----------        ----------
     TOTAL FROM INVESTMENT OPERATIONS ........        0.07            0.14            0.53              0.29
                                                   -------        --------      ----------        ----------
LESS DISTRIBUTIONS
   Dividends from net investment income ......       (0.21)          (0.37)          (0.42)            (0.24)
                                                   -------        --------      ----------        ----------
     TOTAL DISTRIBUTIONS .....................       (0.21)          (0.37)          (0.42)            (0.24)
                                                   -------        --------      ----------        ----------
CHANGE IN NET ASSET VALUE ....................       (0.14)          (0.23)           0.11              0.05
                                                   -------        --------      ----------        ----------
NET ASSET VALUE, END OF PERIOD ...............     $  9.79        $   9.93      $    10.16        $    10.05
                                                   =======        ========      ==========        ==========
Total return .................................        0.78%(2)        1.36%           5.34%             2.96%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....     $45,170        $ 47,534      $   36,136        $   21,348

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................        0.70%(1)        0.70%           0.51%(3)          0.20%(1)(3)
   Gross operating expenses ..................        0.92%(1)        0.98%           1.08%             1.54%(1)
   Net investment income (loss) ..............        4.85%(1)        4.45%           4.37%             4.90%(1)
Portfolio turnover ...........................          45%(2)          91%             79%               50%(2)

(1)   Annualized.

(2)   Not annualized.

(3) Represents blended net expense ratio. For the period of June 2, 2003 through May 31, 2004, the Advisor voluntarily waived its entire management fee of 0.50%.

(4)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Rising Dividends Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                      BEGINNING              ENDING           EXPENSES PAID
                                                    ACCOUNT VALUE         ACCOUNT VALUE           DURING
         KAYNE RISING DIVIDENDS SERIES            DECEMBER 31, 2005       JUNE 30, 2006          PERIOD*
   ------------------------------------------     -----------------       --------------      --------------
   Actual                                            $  1,000.00           $  1,000.80            $ 4.22

   Hypothetical (5% return before expenses)             1,000.00              1,020.53              4.27

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.85%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                        21%
Information Technology                            15
Consumer Staples                                  15
Industrials                                       12
Energy                                            11
Health Care                                       10
Consumer Discretionary                             7
Other                                              9

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--97.7%

AIR FREIGHT & LOGISTICS--1.9%
   United Parcel Service, Inc. Class B ....................            2,800    $      230,524
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.4%
   State Street Corp. .....................................            2,900           168,461
                                                                                --------------
COMMUNICATIONS EQUIPMENT--2.0%
   Qualcomm, Inc. .........................................            6,000           240,420
                                                                                --------------
COMPUTER HARDWARE--4.1%
   Diebold, Inc. ..........................................            5,000           203,100
   International Business Machines Corp. ..................            3,800           291,916
                                                                                --------------
                                                                                       495,016
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--2.0%
   Automatic Data Processing, Inc. ........................            5,400           244,890
                                                                                --------------
DEPARTMENT STORES--1.5%
   Nordstrom, Inc. ........................................            5,000           182,500
                                                                                --------------
DIVERSIFIED BANKS--4.3%
   U.S. Bancorp ...........................................            6,300           194,544
   Wells Fargo & Co. ......................................            4,800           321,984
                                                                                --------------
                                                                                       516,528
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--1.8%
   Cintas Corp. ...........................................            5,500           218,680
                                                                                --------------
ELECTRIC UTILITIES--1.4%
   Southern Co. (The) .....................................            5,300           169,865
                                                                                --------------
FOOTWEAR--2.0%
   Nike, Inc. Class B .....................................            3,000           243,000
                                                                                --------------
HEALTH CARE EQUIPMENT--3.3%
   Biomet, Inc. ...........................................            5,300           165,837
   Medtronic, Inc. ........................................            5,000           234,600
                                                                                --------------
                                                                                       400,437
                                                                                --------------
HOUSEHOLD PRODUCTS--3.1%
   Procter & Gamble Co. (The) .............................            6,700           372,520
                                                                                --------------
HYPERMARKETS & SUPER CENTERS--5.0%
   Costco Wholesale Corp. .................................            4,300           245,659
   Wal-Mart Stores, Inc. ..................................            7,500           361,275
                                                                                --------------
                                                                                       606,934
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
INDUSTRIAL CONGLOMERATES--6.3%
   3M Co. .................................................            3,300    $      266,541
   General Electric Co. ...................................           15,000           494,400
                                                                                --------------
                                                                                       760,941
                                                                                --------------
INDUSTRIAL MACHINERY--1.6%
   Illinois Tool Works, Inc. ..............................            4,000           190,000
                                                                                --------------
INTEGRATED OIL & GAS--10.1%
   Chevron Corp. ..........................................            4,600           285,476
   ConocoPhillips .........................................            6,300           412,839
   Exxon Mobil Corp. ......................................            8,600           527,610
                                                                                --------------
                                                                                     1,225,925
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--2.9%
   AT&T, Inc. .............................................           12,500           348,625
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--2.6%
   Morgan Stanley .........................................            5,000           316,050
                                                                                --------------
LIFE & HEALTH INSURANCE--3.4%
   AFLAC, Inc. ............................................            4,600           213,210
   MetLife, Inc. ..........................................            3,900           199,719
                                                                                --------------
                                                                                       412,929
                                                                                --------------
MOVIES & ENTERTAINMENT--1.4%
   Walt Disney Co. (The) ..................................            5,500           165,000
                                                                                --------------
MULTI-LINE INSURANCE--2.7%
   American International Group, Inc. .....................            5,500           324,775
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--1.1%
   Apache Corp. ...........................................            2,000           136,500
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--5.2%
   Bank of America Corp. ..................................            6,500           312,650
   Citigroup, Inc. ........................................            6,500           313,560
                                                                                --------------
                                                                                       626,210
                                                                                --------------
PERSONAL PRODUCTS--1.7%
   Avon Products, Inc. ....................................            6,600           204,600
                                                                                --------------
PHARMACEUTICALS--7.0%
   Abbott Laboratories ....................................            4,200           183,162
   Johnson & Johnson ......................................            8,200           491,344
   Wyeth ..................................................            4,000           177,640
                                                                                --------------
                                                                                       852,146
                                                                                --------------

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
PUBLISHING & PRINTING--2.0%
   Gannett Co., Inc. ......................................            4,300    $      240,499
                                                                                --------------
REGIONAL BANKS--1.4%
   Synovus Financial Corp. ................................            6,500           174,070
                                                                                --------------
SEMICONDUCTORS--5.1%
   Intel Corp. ............................................           17,500           331,625
   Linear Technology Corp. ................................            8,700           291,363
                                                                                --------------
                                                                                       622,988
                                                                                --------------
SOFT DRINKS--4.8%
   Coca-Cola Co. (The) ....................................            7,400           318,348
   PepsiCo, Inc. ..........................................            4,400           264,176
                                                                                --------------
                                                                                       582,524
                                                                                --------------
SPECIALTY CHEMICALS--2.8%
   Sigma-Aldrich Corp. ....................................            4,600           334,144
                                                                                --------------

SYSTEMS SOFTWARE--1.8%
   Microsoft Corp. ........................................            9,500           221,350
                                                                                --------------

TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $10,864,082) ...........................................        11,829,051
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--97.7%
   (Identified Cost $10,864,082) ...........................................        11,829,051
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
SHORT-TERM INVESTMENTS--2.3%

COMMERCIAL PAPER(b)--2.3%
   UBS Americas 5.27%, 7/3/06 .............................   $          275           274,919
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $274,919) ..............................................           274,919
                                                                                --------------
TOTAL INVESTMENTS--100.0%
   (Identified cost $11,139,001) ...........................................        12,103,970(a)
   Other assets and liabilities, net--0.0% .................................             5,797
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   12,109,767
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,311,676 and gross depreciation of $361,259 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $11,153,553.

(b)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $11,139,001) ..........................         $   12,103,970
Cash ..................................................................................                 11,220
Receivables
   Fund shares sold ...................................................................                 16,080
   Dividends ..........................................................................                 13,913
Trustee retainer ......................................................................                    982
Prepaid expenses ......................................................................                     11
                                                                                                --------------
     Total assets .....................................................................             12,146,176
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                  1,171
   Investment advisory fee ............................................................                 17,170
   Professional fee ...................................................................                  8,236
   Financial agent fee ................................................................                  4,974
   Printing fee .......................................................................                  2,915
   Administration fee .................................................................                    650
   Other accrued expenses .............................................................                  1,293
                                                                                                --------------
     Total liabilities ................................................................                 36,409
                                                                                                --------------
NET ASSETS ............................................................................         $   12,109,767
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   10,865,032
   Undistributed net investment income ................................................                 32,265
   Accumulated net realized gain ......................................................                247,501
   Net unrealized appreciation ........................................................                964,969
                                                                                                --------------
NET ASSETS ............................................................................         $   12,109,767
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              1,068,726
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        11.33
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $      148,600
   Interest ...........................................................................                  3,680
                                                                                                --------------
     Total investment income ..........................................................                152,280
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                 47,791
   Financial agent fee ................................................................                 20,770
   Administration fee .................................................................                  4,438
   Trustees ...........................................................................                  7,253
   Professional .......................................................................                  4,793
   Custodian ..........................................................................                  4,158
   Printing ...........................................................................                  1,523
   Miscellaneous ......................................................................                  4,600
                                                                                                --------------
     Total expenses ...................................................................                 95,326
   Less expenses reimbursed by investment advisor .....................................                (37,146)
   Custodian fees paid indirectly .....................................................                   (148)
                                                                                                --------------
     Net expenses .....................................................................                 58,032
                                                                                                --------------
NET INVESTMENT GAIN (LOSS) ............................................................                 94,248
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                271,368
   Net change in unrealized appreciation (depreciation) on investments ................               (340,777)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                (69,409)
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $       24,839
                                                                                                ==============

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $       94,248    $      210,456
   Net realized gain (loss) ................................................         271,368           262,655
   Net change in unrealized appreciation (depreciation) ....................        (340,777)         (692,850)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............          24,839          (219,739)
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................         (63,465)         (208,974)
   Net realized short-term gains ...........................................         (16,289)               --
   Net realized long-term gains ............................................         (26,973)         (100,880)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............        (106,727)         (309,854)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (77,949 and 146,726
     shares, respectively) .................................................         902,400         1,694,526
   Net asset value of shares issued from reinvestment of
     distributions (9,552 and 26,856 shares, respectively) .................         106,727           309,854
   Cost of shares repurchased (286,570 and 571,511 shares, respectively) ...      (3,301,263)       (6,611,802)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............      (2,292,136)       (4,607,422)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      (2,374,024)       (5,137,015)

NET ASSETS
   Beginning of period .....................................................      14,483,791        19,620,806
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $32,265
     AND $1,482, RESPECTIVELY] .............................................  $   12,109,767    $   14,483,791
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                  SIX MONTHS                                             FROM INCEPTION
                                                     ENDED             YEAR ENDED DECEMBER 31,           AUGUST 12, 2002
                                                 JUNE 30, 2006   ------------------------------------    TO DECEMBER 31,
                                                  (UNAUDITED)      2005           2004        2003            2002
                                                 --------------  --------       --------    ---------    ----------------
Net asset value, beginning of period .........    $   11.42      $  11.78       $  11.35    $    9.64    $     10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............         0.08(3)       0.14(3)        0.16         0.06           0.02
   Net realized and unrealized gain (loss) ...        (0.07)        (0.25)          0.43         1.78          (0.36)
                                                  ---------      --------       --------    ---------    -----------
     TOTAL FROM INVESTMENT OPERATIONS ........         0.01         (0.11)          0.59         1.84          (0.34)
                                                  ---------      --------       --------    ---------    -----------
LESS DISTRIBUTIONS
   Dividends from net investment income ......        (0.06)        (0.17)         (0.16)       (0.06)         (0.02)
   Distributions from net realized gains .....        (0.04)        (0.08)            --        (0.07)            --
                                                  ---------      --------       --------    ---------    -----------
     TOTAL DISTRIBUTIONS .....................        (0.10)        (0.25)         (0.16)       (0.13)         (0.02)
                                                  ---------      --------       --------    ---------    -----------
CHANGE IN NET ASSET VALUE ....................        (0.09)        (0.36)          0.43         1.71          (0.36)
                                                  ---------      --------       --------    ---------    -----------
NET ASSET VALUE, END OF PERIOD ...............    $   11.33      $  11.42       $  11.78    $   11.35    $      9.64
                                                  =========      ========       ========    =========    ===========
Total return .................................         0.08%(2)     (0.92)%         5.26%       19.10%         (3.45)%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....    $  12,110      $ 14,484       $ 19,621    $  13,783    $     1,645

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................         0.85%(1)      0.85%          0.85%        0.85%          0.85%(1)
   Gross operating expenses ..................         1.39%(1)      1.52%          1.45%        2.37%         14.32%(1)
   Net investment income (loss) ..............         1.38%(1)      1.23%          1.51%        0.97%          0.76%(1)
Portfolio turnover ...........................           23%(2)        30%            23%          18%            16%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Small-Cap Quality Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                         BEGINNING              ENDING          EXPENSES PAID
                                                       ACCOUNT VALUE         ACCOUNT VALUE          DURING
      KAYNE SMALL-CAP QUALITY VALUE SERIES           DECEMBER 31, 2005       JUNE 30, 2006         PERIOD*
   ------------------------------------------        -----------------       -------------      --------------
   Actual                                              $ 1,000.00             $ 1,084.70           $ 5.43

   Hypothetical (5% return before expenses)              1,000.00               1,019.53             5.27

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                        25%
Industrials                                       20
Information Technology                            16
Consumer Discretionary                            12
Energy                                            10
Health Care                                        6
Materials                                          4
Other                                              7

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--92.9%

APPAREL, ACCESSORIES & LUXURY GOODS--3.9%
   Cherokee, Inc. .........................................           15,450    $      639,012
                                                                                --------------
APPLICATION SOFTWARE--6.3%
   EPIQ Systems, Inc.(b) ..................................           33,529           557,922
   Reynolds & Reynolds Co. (The) Class A ..................           15,425           473,085
                                                                                --------------
                                                                                     1,031,007
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--9.0%
   American Capital Strategies Ltd. .......................           20,050           671,274
   MCG Capital Corp. ......................................           49,981           794,698
                                                                                --------------
                                                                                     1,465,972
                                                                                --------------
COMMUNICATIONS EQUIPMENT--4.3%
   Inter-Tel, Inc. ........................................           33,740           710,564
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--1.9%
   Syntel, Inc. ...........................................           15,000           306,900
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--1.5%
   McGrath Rentcorp. ......................................            9,000           250,290
                                                                                --------------
ENVIRONMENTAL & FACILITIES SERVICES--4.5%
   ABM Industries, Inc. ...................................           43,285           740,174
                                                                                --------------
HEALTH CARE EQUIPMENT--2.2%
   Young Innovations, Inc. ................................           10,120           356,528
                                                                                --------------
HEALTH CARE SERVICES--3.5%
   Landauer, Inc. .........................................           11,970           573,363
                                                                                --------------
HOME FURNISHINGS--4.4%
   Tempur-Pedic International, Inc.(b) ....................           52,800           713,328
                                                                                --------------
INDUSTRIAL MACHINERY--9.4%
   CLARCOR, Inc. ..........................................           23,570           702,151
   Lincoln Electric Holdings, Inc. ........................           13,245           829,799
                                                                                --------------
                                                                                     1,531,950
                                                                                --------------
INSURANCE BROKERS--4.7%
   National Financial Partners Corp. ......................           17,250           764,347
                                                                                --------------
INTERNET SOFTWARE & SERVICES--3.0%
   Computer Service, Inc. .................................           16,300           485,088
                                                                                --------------


                                                                  SHARES            VALUE
                                                              --------------    --------------
OIL & GAS REFINING & MARKETING--4.5%
   World Fuel Services Corp. ..............................           16,310    $      745,204
                                                                                --------------
OIL & GAS STORAGE & TRANSPORTATION--5.6%
   Crosstex Energy, Inc. ..................................            9,600           912,768
                                                                                --------------
REGIONAL BANKS--4.4%
   Cathay General Bancorp .................................           19,800           720,324
                                                                                --------------
SPECIALIZED CONSUMER SERVICES--4.2%
   Matthews International Corp. Class A ...................           19,820           683,195
                                                                                --------------
SPECIALIZED REIT'S--4.8%
   Entertainment Properties Trust .........................           18,300           787,815
                                                                                --------------
SPECIALTY CHEMICALS--4.3%
   Balchem Corp. ..........................................           31,360           705,600
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--2.1%
   Washington Federal, Inc. ...............................           15,050           349,010
                                                                                --------------
TRUCKING--4.4%
   Landstar System, Inc. ..................................           15,380           726,397
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $12,303,583) ...........................................        15,198,836
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--92.9%
   (Identified Cost $12,303,583) ...........................................        15,198,836
                                                                                --------------

                                                                     PAR
                                                                    VALUE
                                                                    (000)
                                                              --------------
SHORT-TERM INVESTMENTS--6.9%

COMMERCIAL PAPER(c)--6.9%
   General Electric Capital Corp. 5.12%, 7/3/06 ...........   $          325           324,907
   UBS Americas 5.27%, 7/3/06 .............................              800           799,766
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $1,124,673) ............................................         1,124,673
                                                                                --------------
TOTAL INVESTMENTS--99.8%
   (Identified cost $13,428,256) ...........................................        16,323,509(a)
   Other assets and liabilities, net--0.2% .................................            25,169
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   16,348,678
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,093,821 and gross depreciation of $202,087 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $13,431,775.

(b)   Non-income producing.

(c)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $13,428,256) ..........................         $   16,323,509
Cash ..................................................................................                  3,001
Receivables
   Dividends ..........................................................................                 67,801
Trustee retainer ......................................................................                    869
Prepaid expenses ......................................................................                      6
                                                                                                --------------
      Total assets ....................................................................             16,395,186
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                  8,430
   Professional fee ...................................................................                 17,844
   Investment advisory fee ............................................................                  9,064
   Financial agent fee ................................................................                  4,989
   Printing fee .......................................................................                  4,819
   Administration fee .................................................................                    857
   Other accrued expenses .............................................................                    505
                                                                                                --------------
     Total liabilities ................................................................                 46,508
                                                                                                --------------
NET ASSETS ............................................................................         $   16,348,678
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   12,797,899
   Undistributed net investment income ................................................                 56,827
   Accumulated net realized gain ......................................................                598,699
   Net unrealized appreciation ........................................................              2,895,253
                                                                                                --------------
NET ASSETS ............................................................................         $   16,348,678
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......                992,713
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        16.47
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $      198,480
   Interest ...........................................................................                 17,561
                                                                                                --------------
     Total investment income ..........................................................                216,041
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                 68,854
   Financial agent fee ................................................................                 21,140
   Administration fee .................................................................                  4,973
   Professional .......................................................................                 15,701
   Trustees ...........................................................................                  7,368
   Printing ...........................................................................                  4,179
   Custodian ..........................................................................                  3,091
   Miscellaneous ......................................................................                  4,147
                                                                                                --------------
     Total expenses ...................................................................                129,453
   Less expenses reimbursed by investment advisor .....................................                (48,665)
   Custodian fees paid indirectly .....................................................                   (458)
                                                                                                --------------
     Net expenses .....................................................................                 80,330
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                135,711
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                604,397
   Net change in unrealized appreciation (depreciation) on investments ................                433,279
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................              1,037,676
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $    1,173,387
                                                                                                ==============

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $      135,711    $      192,781
   Net realized gain (loss) ................................................         604,397           496,380
   Net change in unrealized appreciation (depreciation) ....................         433,279           404,342
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............       1,173,387         1,093,503
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................         (79,191)         (193,074)
   Net realized short-term gains ...........................................         (11,780)         (184,360)
   Net realized long-term gains ............................................              --          (305,214)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............         (90,971)         (682,648)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (214,093 and 290,666 shares, respectively)        3,484,588         4,385,903
   Net asset value of shares issued from reinvestment of distributions
     (5,692 and 44,367 shares, respectively) ...............................          90,971           682,648
   Cost of shares repurchased (138,109 and 135,807 shares, respectively) ...      (2,220,875)       (2,041,026)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............       1,354,684         3,027,525
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................       2,437,100         3,438,380

NET ASSETS
   Beginning of period .....................................................      13,911,578        10,473,198
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $56,827 AND $307, RESPECTIVELY] ....................................  $   16,348,678    $   13,911,578
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                  SIX MONTHS                                            FROM INCEPTION
                                                     ENDED             YEAR ENDED DECEMBER 31,          AUGUST 12, 2002
                                                 JUNE 30, 2006   ------------------------------------   TO DECEMBER 31,
                                                  (UNAUDITED)      2005           2004        2003           2002
                                                 -------------   --------       --------    ---------   ---------------
Net asset value, beginning of period .........    $   15.27      $  14.71       $  11.92    $    9.99    $     10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............         0.14(3)       0.24(3)        0.10         0.09           0.07
   Net realized and unrealized gain (loss) ...         1.15          1.10           2.94         1.94           0.03
                                                  ---------      --------       --------    ---------    -----------
     TOTAL FROM INVESTMENT OPERATIONS ........         1.29          1.34           3.04         2.03           0.10
                                                  ---------      --------       --------    ---------    -----------
LESS DISTRIBUTIONS
   Dividends from net investment income ......        (0.08)        (0.22)         (0.10)       (0.09)         (0.07)
   Distributions from net realized gains .....        (0.01)        (0.56)         (0.15)       (0.01)         (0.04)
                                                  ---------      --------       --------    ---------    -----------
     TOTAL DISTRIBUTIONS .....................        (0.09)        (0.78)         (0.25)       (0.10)         (0.11)
                                                  ---------      --------       --------    ---------    -----------
CHANGE IN NET ASSET VALUE ....................         1.20          0.56           2.79         1.93          (0.01)
                                                  ---------      --------       --------    ---------    -----------
NET ASSET VALUE, END OF PERIOD ...............    $   16.47      $  15.27       $  14.71    $   11.92    $      9.99
                                                  =========      ========       ========    =========    ===========
Total return .................................         8.47%(2)      9.10%         25.68%       20.28%          1.01%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....    $  16,349      $ 13,912       $ 10,473    $   4,801    $       869

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................         1.05%(1)      1.05%          1.05%        1.05%          1.05%(1)
   Gross operating expenses ..................         1.69%(1)      1.99%          2.68%        5.73%         22.60%(1)
   Net investment income (loss) ..............         1.77%(1)      1.57%          1.13%        1.37%          2.33%(1)
Portfolio turnover ...........................           25%(2)        18%            19%          42%             4%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Lazard International Equity Select Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                     BEGINNING              ENDING            EXPENSES PAID
                                                   ACCOUNT VALUE         ACCOUNT VALUE            DURING
         LAZARD INTERNATIONAL EQUITY             DECEMBER 31, 2005       JUNE 30, 2006           PERIOD*
   ----------------------------------------      -----------------       -------------        --------------
   Actual                                           $ 1,000.00            $ 1,092.50              $ 5.45

   Hypothetical (5% return before expenses)           1,000.00              1,019.53                5.27

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS (UNAUDITED)                                           6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                                    26%
Japan                                             14
Switzerland                                       11
France                                             9
Italy                                              4
Netherlands                                        3
Finland                                            3
Other                                             30

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
FOREIGN COMMON STOCKS(b)--95.0%

DENMARK--1.0%
   Danske Bank A/S ADR (Diversified Banks) ................           79,900    $    1,520,273
                                                                                --------------
FINLAND--3.9%
   Nokia Oyj Sponsored ADR
      (Communications Equipment) ..........................          292,600         5,928,076
                                                                                --------------
FRANCE--10.4%
   AXA Sponsored ADR (Multi-line Insurance) ...............           98,700         3,235,386
   Sanofi-Aventis ADR (Pharmaceuticals)(d) ................           98,096         4,777,275
   Societe Generale SA Sponsored ADR
      (Diversified Banks) .................................          106,400         3,129,129
   Total SA Sponsored ADR (Integrated Oil & Gas) ..........           72,100         4,723,992
                                                                                --------------
                                                                                    15,865,782
                                                                                --------------
GERMANY--2.9%
   Siemens AG Sponsored ADR
      (Industrial Conglomerates) ..........................           51,000         4,427,820
                                                                                --------------
IRELAND--2.0%
   Allied Irish Banks plc Sponsored ADR
      (Diversified Banks)(d) ..............................           63,700         3,080,532
                                                                                --------------
ITALY--5.1%
   ENI S.p.A. Sponsored ADR (Integrated Oil & Gas)(d) .....           81,700         4,799,875
   Sanpaolo IMI S.p.A. Sponsored ADR
      (Diversified Banks) .................................           86,600         3,053,516
                                                                                --------------
                                                                                     7,853,391
                                                                                --------------
JAPAN--17.0%
   Canon, Inc. Sponsored ADR (Office Electronics)(d) ......           70,800         5,187,516
   Hoya Corp. Sponsored ADR (Electronic
      Equipment Manufacturers)(d) .........................           45,600         1,623,515
   Mitsubishi UFJ Financial Group, Inc. ADR
      (Diversified Banks)(d) ..............................          333,000         4,645,350
   Mitsui Sumitomo Insurance Co. Ltd. ADR
      (Property & Casualty Insurance)(d) ..................           23,900         3,004,357
   Nissan Motor Co. Ltd. Sponsored ADR
      (Automobile Manufacturers)(d) .......................          190,900         4,195,982
   Nomura Holdings, Inc. ADR (Investment
      Banking & Brokerage)(d) .............................          237,500         4,465,000
   Sumitomo Mitsui Financial Group, Inc. ADR
      (Diversified Banks)(d) ..............................          274,500         2,905,527
                                                                                --------------
                                                                                    26,027,247
                                                                                --------------
NETHERLANDS--4.1%
   Heinekin NV ADR (Brewers)(d) ...........................          219,000         4,641,442
   TNT NV ADR (Air Freight & Logistics)(d) ................           46,200         1,653,960
                                                                                --------------
                                                                                     6,295,402
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
SWEDEN--2.0%
   Telefonaktiebolaget LM Ericsson Sponsored ADR
      (Communications Equipment)(d) .......................           92,000    $    3,039,680
                                                                                --------------
SWITZERLAND--12.9%
   Credit Suisse Group Sponsored ADR
      (Diversified Capital Markets) .......................           52,700         2,950,673
   Nestle S.A. Sponsored ADR
      (Packaged Foods & Meats) ............................           62,600         4,905,793
   Novartis AG ADR (Pharmaceuticals) ......................           79,700         4,297,424
   Swiss Reinsurance Co. Sponsored ADR
      (Reinsurance) .......................................           46,800         3,264,539
   UBS AG (Diversified Capital Markets) ...................           26,500         2,907,050
   Zurich Financial Services AG ADR
      (Multi-line Insurance) ..............................           64,600         1,413,293
                                                                                --------------
                                                                                    19,738,772
                                                                                --------------
UNITED KINGDOM--30.7%
   Barclays plc Sponsored ADR (Diversified Banks)(d) ......          120,800         5,530,224
   BP plc Sponsored ADR (Integrated Oil & Gas)(d) .........           66,800         4,649,948
   Cadbury Schweppes plc Sponsored ADR
      (Packaged Foods & Meats)(d) .........................           79,200         3,074,544
   Diageo plc Sponsored ADR (Distillers & Vintners) .......           68,000         4,593,400
   Gallaher Group plc Sponsored ADR (Tobacco)(d) ..........           48,600         3,039,444
   GlaxoSmithKline plc ADR (Pharmaceuticals)(d) ...........           84,800         4,731,840
   HSBC Holdings plc Sponsored ADR
      (Diversified Banks)(d) ..............................           68,100         6,016,635
   Imperial Tobacco Group plc ADR (Tobacco) ...............           58,200         3,593,268
   Lloyds TSB Group plc Sponsored ADR
      (Diversified Banks)(d) ..............................           40,100         1,582,747
   Tesco plc Sponsored ADR (Food Retail)(d) ...............          152,300         2,822,515
   Unilever plc Sponsored ADR
      (Packaged Foods & Meats)(d) .........................          127,440         2,872,498
   Vodafone Group plc Sponsored ADR
      (Wireless Telecommunication Services)(d) ............          211,000         4,494,300
                                                                                --------------
                                                                                    47,001,363
                                                                                --------------
UNITED STATES--3.0%
   Royal Dutch Shell plc ADR Class A
      (Integrated Oil & Gas) ..............................           68,282         4,573,528
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $121,524,218) ..........................................       145,351,866
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--95.0%
   (Identified Cost $121,524,218) ..........................................       145,351,866
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--24.3%

MONEY MARKET MUTUAL FUNDS--18.6%
   State Street Navigator Prime Plus
      (5.06% seven day effective yield)(c) ................       28,490,301    $   28,490,301
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)
                                                              --------------
U.S. TREASURY BILLS(e)--5.7%
   U.S. Treasury Bill 4.58%, 7/6/06 .......................          $   283           282,820
   U.S. Treasury Bill 4.59%, 7/6/06 .......................              123           122,922
   U.S. Treasury Bill 4.60%, 7/6/06 .......................              242           241,845
   U.S. Treasury Bill 4.609%, 7/6/06 ......................              939           938,399
   U.S. Treasury Bill 4.615%, 7/6/06 ......................              164           163,895
   U.S. Treasury Bill 4.62%, 7/6/06 .......................              567           566,636
   U.S. Treasury Bill 4.621%, 7/6/06 ......................            3,828         3,825,543
   U.S. Treasury Bill 4.627%, 7/6/06 ......................              123           122,921
   U.S. Treasury Bill 4.64%, 7/6/06 .......................              897           896,422
   U.S. Treasury Bill 4.50%, 8/3/06 .......................              290           288,804
   U.S. Treasury Bill 4.548%, 8/3/06 ......................              104           103,566
   U.S. Treasury Bill 4.575%, 8/3/06 ......................              282           280,817
   U.S. Treasury Bill 4.63%, 8/3/06 .......................              226           225,041
   U.S. Treasury Bill 4.64%, 8/3/06 .......................              202           201,141
   U.S. Treasury Bill 4.717%, 8/3/06 ......................               75            74,676
   U.S. Treasury Bill 4.73%, 8/3/06 .......................              383           381,339
                                                                                --------------
                                                                                     8,716,787
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $37,207,088) ...........................................        37,207,088
                                                                                --------------
TOTAL INVESTMENTS--119.3%
   (Identified cost $158,731,306) ..........................................       182,558,954(a)
   Other assets and liabilities, net--(19.3)% ..............................       (29,538,329)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  153,020,625
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,221,439 and gross depreciation of $1,499,532 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $158,837,047.

(b) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(c) Represents security purchased with cash collateral received for securities on loan.

(d)   All or a portion of security is on loan.

(e)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

  Air Freight & Logistics .................................      1.1%
  Automobile Manufacturers ................................      2.9
  Brewers .................................................      3.2
  Communications Equipment ................................      6.2
  Distillers & Vintners ...................................      3.2
  Diversified Banks .......................................     21.6
  Diversified Capital Markets .............................      4.0
  Electronic Equipment Manufacturers ......................      1.1
  Food Retail .............................................      1.9
  Industrial Conglomerates ................................      3.0
  Integrated Oil & Gas ....................................     12.9
  Investment Banking & Brokerage ..........................      3.1
  Multi-line Insurance ....................................      3.2
  Office Electronics ......................................      3.6
  Packaged Foods & Meats ..................................      7.5
  Pharmaceuticals .........................................      9.5
  Property & Casualty Insurance ...........................      2.1
  Reinsurance .............................................      2.2
  Tobacco .................................................      4.6
  Wireless Telecommunication Services .....................      3.1
                                                              ------
                                                               100.0%
                                                              ======

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value, including $27,839,877 of securities on loan
   (Identified cost $158,731,306) .....................................................         $  182,558,954
Cash ..................................................................................                    281
Receivables
   Dividends ..........................................................................                550,442
   Tax reclaims .......................................................................                 55,048
   Fund shares sold ...................................................................                 10,596
Prepaid expenses ......................................................................                     58
                                                                                                --------------
     Total assets ......................................................................           183,175,379
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................              1,400,160
   Fund shares repurchased ............................................................                 84,382
   Upon return of securities loaned ...................................................             28,490,301
   Investment advisory fee ............................................................                106,849
   Financial agent fee ................................................................                 10,927
   Administration fee .................................................................                  7,830
   Trustees' fee ......................................................................                  4,482
   Other accrued expenses .............................................................                 49,823
                                                                                                --------------
     Total liabilities ................................................................             30,154,754
                                                                                                --------------
NET ASSETS                                                                                      $  153,020,625
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $  124,447,552
   Undistributed net investment income ................................................              1,231,139
   Accumulated net realized gain ......................................................              3,514,286
   Net unrealized appreciation ........................................................             23,827,648
                                                                                                --------------
NET ASSETS ............................................................................         $  153,020,625
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              9,447,391
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        16.20
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $    2,910,294
   Interest ...........................................................................                144,703
   Security lending ...................................................................                 31,532
   Foreign taxes withheld .............................................................               (327,197)
                                                                                                --------------
     Total investment income ..........................................................              2,759,332
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                625,440
   Financial agent fee ................................................................                 57,107
   Administration fee .................................................................                 45,171
   Printing ...........................................................................                 30,513
   Trustees ...........................................................................                 12,898
   Custodian ..........................................................................                  8,327
   Professional .......................................................................                  4,850
   Miscellaneous ......................................................................                 14,943
                                                                                                --------------
     Total expenses ...................................................................                799,249
   Less expenses reimbursed by investment advisor .....................................                (67,214)
   Custodian fees paid indirectly .....................................................                 (2,354)
                                                                                                --------------
     Net expenses .....................................................................                729,681
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................              2,029,651
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................              3,623,778
   Net change in unrealized appreciation (depreciation) on investments ................              5,881,319
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................              9,505,097
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $   11,534,748
                                                                                                ==============

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED          YEAR ENDED
                                                                               JUNE 30, 2006     DECEMBER 31,
                                                                                (UNAUDITED)          2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $    2,029,651    $    1,390,554
   Net realized gain (loss) ................................................       3,623,778         1,721,617
   Net change in unrealized appreciation (depreciation) ....................       5,881,319         5,804,951
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............      11,534,748         8,917,122
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................        (929,606)       (1,266,246)
   Net realized short-term gains ...........................................        (396,012)               --
   Net realized long-term gains ............................................        (776,221)         (553,178)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............      (2,101,839)       (1,819,424)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,394,150 and 3,114,745
     shares, respectively) .................................................      22,500,922        44,433,821
   Net asset value of shares issued from reinvestment of
     distributions (135,430 and 122,025 shares, respectively) ..............       2,101,839         1,819,424
   Cost of shares repurchased (101,590 and 124,310 shares, respectively) ...      (1,635,122)       (1,760,120)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............      22,967,639        44,493,125
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      32,400,548        51,590,823

NET ASSETS
   Beginning of period .....................................................     120,620,077        69,029,254
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $1,231,139 AND $131,094, RESPECTIVELY] .............................  $  153,020,625    $  120,620,077
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                   SIX MONTHS                                           FROM INCEPTION
                                                      ENDED            YEAR ENDED DECEMBER 31,          AUGUST 12, 2002
                                                  JUNE 30, 2006  ------------------------------------   TO DECEMBER 31,
                                                   (UNAUDITED)     2005           2004         2003          2002
                                                  -------------  --------       --------    ---------   ---------------
Net asset value, beginning of period .........    $   15.04      $  14.07       $  12.35    $    9.58    $     10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..............         0.23(3)       0.22(3)        0.15         0.12(3)        0.01
   Net realized and unrealized gain (loss) ...         1.16          0.99           1.80         2.73          (0.43)
                                                  ---------      --------       --------    ---------    -----------
     TOTAL FROM INVESTMENT OPERATIONS ........         1.39          1.21           1.95         2.85          (0.42)
                                                  ---------      --------       --------    ---------    -----------
LESS DISTRIBUTIONS
   Dividends from net investment income ......        (0.10)        (0.17)         (0.15)       (0.07)            --
   Distributions from net realized gains .....        (0.13)        (0.07)         (0.08)       (0.01)            --
                                                  ---------      --------       --------    ---------    -----------
     TOTAL DISTRIBUTIONS .....................        (0.23)        (0.24)         (0.23)       (0.08)            --
                                                  ---------      --------       --------    ---------    -----------
CHANGE IN NET ASSET VALUE ....................         1.16          0.97           1.72         2.77          (0.42)
                                                  ---------      --------       --------    ---------    -----------
NET ASSET VALUE, END OF PERIOD ...............    $   16.20      $  15.04       $  14.07    $   12.35    $      9.58
                                                  =========      ========       ========    =========    ===========
Total return .................................         9.25%(2)      8.65%         15.86%       29.82%         (4.22)%(2)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .....    $ 153,021      $120,620       $ 69,029    $  29,944    $     2,887

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ....................         1.05%(1)      1.05%          1.05%        1.05%          1.05%(1)
   Gross operating expenses ..................         1.15%(1)      1.20%          1.30%        2.03%         10.26%(1)
   Net investment income (loss) ..............         2.92%(1)      1.51%          1.43%        1.13%          0.26%(1)
Portfolio turnover ...........................           15%(2)        11%             5%           9%            70%(2)

(1)   Annualized.

(2)   Not annualized.

(3)   Computed using average shares outstanding.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Northern Dow 30 Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

 ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                      BEGINNING             ENDING           EXPENSES PAID
                                                    ACCOUNT VALUE        ACCOUNT VALUE           DURING
            NORTHERN DOW 30 SERIES                DECEMBER 31, 2005      JUNE 30, 2006           PERIOD*
   ----------------------------------------       -----------------      -------------       --------------
   Actual                                            $ 1,000.00            $ 1,048.80          $ 3.05

   Hypothetical (5% return before expenses)            1,000.00              1,021.79            3.01

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.60%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                         PHOENIX-NORTHERN DOW 30 SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Industrials                                       26%
Consumer Staples                                  16
Financials                                        14
Information Technology                            11
Consumer Discretionary                             9
Health Care                                        8
Materials                                          5
Other                                             11

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--98.1%

AEROSPACE & DEFENSE--13.1%
   Boeing Co. (The) .......................................           16,084    $    1,317,441
   Honeywell International, Inc. ..........................           16,084           648,185
   United Technologies Corp. ..............................           16,084         1,020,047
                                                                                --------------
                                                                                     2,985,673
                                                                                --------------
ALUMINUM--2.3%
   Alcoa, Inc. ............................................           16,084           520,478
                                                                                --------------
AUTOMOBILE MANUFACTURERS--2.1%
   General Motors Corp. ...................................           16,084           479,142
                                                                                --------------
COMPUTER HARDWARE--7.6%
   Hewlett-Packard Co. ....................................           16,084           509,541
   International Business Machines Corp.(b) ...............           16,084         1,235,573
                                                                                --------------
                                                                                     1,745,114
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--5.3%
   Caterpillar, Inc. ......................................           16,084         1,197,936
                                                                                --------------
CONSUMER FINANCE--3.8%
   American Express Co. ...................................           16,084           855,991
                                                                                --------------
DIVERSIFIED CHEMICALS--2.9%
   Du Pont (E.I.) de Nemours & Co. ........................           16,084           669,095
                                                                                --------------
HOME IMPROVEMENT RETAIL--2.5%
   Home Depot, Inc. (The) .................................           16,084           575,646
                                                                                --------------
HOUSEHOLD PRODUCTS--3.9%
   Procter & Gamble Co. (The) .............................           16,084           894,271
                                                                                --------------
HYPERMARKETS & SUPER CENTERS--3.4%
   Wal-Mart Stores, Inc. ..................................           16,084           774,766
                                                                                --------------
INDUSTRIAL CONGLOMERATES--8.0%
   3M Co. .................................................           16,084         1,299,105
   General Electric Co. ...................................           16,084           530,128
                                                                                --------------
                                                                                     1,829,233
                                                                                --------------
INTEGRATED OIL & GAS--4.3%
   Exxon Mobil Corp. ......................................           16,084           986,754
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--4.3%
   AT&T, Inc. .............................................           16,084           448,583
   Verizon Communications, Inc. ...........................           16,084           538,653
                                                                                --------------
                                                                                       987,236
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
MOVIES & ENTERTAINMENT--2.1%
   Walt Disney Co. (The) ..................................           16,084    $      482,520
                                                                                --------------
MULTI-LINE INSURANCE--4.2%
   American International Group, Inc. .....................           16,084           949,760
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--6.4%
   Citigroup, Inc. ........................................           16,084           775,892
   JPMorgan Chase & Co. ...................................           16,084           675,528
                                                                                --------------
                                                                                     1,451,420
                                                                                --------------
PHARMACEUTICALS--8.4%
   Johnson & Johnson ......................................           16,084           963,753
   Merck & Co., Inc. ......................................           16,084           585,940
   Pfizer, Inc. ...........................................           16,084           377,492
                                                                                --------------
                                                                                     1,927,185
                                                                                --------------
RESTAURANTS--2.4%
   McDonald's Corp. .......................................           16,084           540,422
                                                                                --------------
SEMICONDUCTORS--1.3%
   Intel Corp. ............................................           16,084           304,792
                                                                                --------------
SOFT DRINKS--3.0%
   Coca-Cola Co. (The) ....................................           16,084           691,934
                                                                                --------------
SYSTEMS SOFTWARE--1.6%
   Microsoft Corp. ........................................           16,084           374,757
                                                                                --------------
TOBACCO--5.2%
   Altria Group, Inc. .....................................           16,084         1,181,048
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $19,179,621) ...........................................        22,405,173
                                                                                --------------
EXCHANGE TRADED FUNDS--0.2%
   DIAMONDS Trust, Series I ...............................              446            49,859
                                                                                --------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $48,672) ...............................................            49,859
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.3%
   (Identified Cost $19,228,293) ...........................................        22,455,032
                                                                                --------------

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--1.8%

U.S. TREASURY BILLS(c)--0.2%
   U.S. Treasury Bill 4.61%, 9/20/06(b) ...................   $           35    $       34,628
                                                                                --------------
REPURCHASE AGREEMENTS--1.6%
   State Street Bank and Trust Co.
     repurchase agreement 3% dated
     6/30/06, due 7/3/06 repurchase
     price $374,094 collateralized by
     U.S. Treasury Note 7.25%,
     5/15/16 market value $383,522 ........................              374           374,000
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $408,631) ..............................................           408,628
                                                                                --------------
TOTAL INVESTMENTS--100.1%
   (Identified cost $19,636,924) ...........................................        22,863,660(a)
   Other assets and liabilities, net--(0.1)% ...............................           (23,491)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   22,840,169
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,424,197 and gross depreciation of $1,291,290 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $20,730,753.

(b)   All or a portion segregated as collateral for futures contracts.

(c)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $19,636,924) ..........................         $   22,863,660
Cash ..................................................................................                    790
Receivables
   Dividends and interest .............................................................                 28,907
   Investment securities sold .........................................................                 20,425
Trustee retainer ......................................................................                    620
Prepaid expenses ......................................................................                     16
                                                                                                --------------
     Total assets .....................................................................             22,914,418
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                 34,031
   Investment advisory fee ............................................................                 17,841
   Professional fee ...................................................................                  7,490
   Printing fee .......................................................................                  5,512
   Financial agent fee ................................................................                  5,392
   Administration fee .................................................................                  1,204
   Variation margin for futures contracts .............................................                    520
   Other accrued expenses .............................................................                  2,259
                                                                                                --------------
     Total liabilities ................................................................                 74,249
                                                                                                --------------
NET ASSETS ............................................................................         $   22,840,169
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   21,372,428
   Undistributed net investment income ................................................                 83,776
   Accumulated net realized loss ......................................................             (1,857,592)
   Net unrealized appreciation ........................................................              3,241,557
                                                                                                --------------
NET ASSETS ............................................................................         $   22,840,169
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              2,373,386
                                                                                                ==============
Net asset value and offering price per share ..........................................         $         9.62
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $      256,915
   Interest ...........................................................................                  5,310
                                                                                                --------------
     Total investment income ..........................................................                262,225
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                 40,066
   Financial agent fee ................................................................                 23,370
   Administration fee .................................................................                  7,441
   Trustees ...........................................................................                  7,626
   Custodian ..........................................................................                  6,565
   Professional .......................................................................                  4,548
   Printing ...........................................................................                  3,702
   Miscellaneous ......................................................................                  5,039
                                                                                                --------------
     Total expenses ...................................................................                 98,357
   Less expenses reimbursed by investment advisor .....................................                (29,499)
   Custodian fees paid indirectly .....................................................                   (172)
                                                                                                --------------
     Net expenses .....................................................................                 68,686
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                193,539
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                (78,342)
   Net realized gain (loss) on futures ................................................                  4,028
   Net change in unrealized appreciation (depreciation) on investments ................              1,029,230
   Net change in unrealized appreciation (depreciation) on futures ....................                 18,031
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                972,947
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $    1,166,486
                                                                                                ==============

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $      193,539    $      464,033
   Net realized gain (loss) ................................................         (74,314)         (527,156)
   Net change in unrealized appreciation (depreciation) ....................       1,047,261           174,276
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............       1,166,486           111,153
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................        (165,939)         (450,254)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............        (165,939)         (450,254)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (254,473 and 147,887 shares, respectively)        2,445,713         1,360,716
   Net asset value of shares issued from reinvestment of distributions
     (17,522 and 49,390 shares, respectively) ..............................         165,939           450,254
   Cost of shares repurchased (531,010 and 914,376 shares, respectively) ...      (5,104,486)       (8,320,723)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............      (2,492,834)       (6,509,753)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      (1,492,287)       (6,848,854)

NET ASSETS
   Beginning of period .....................................................      24,332,456        31,181,310
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $83,776 AND $56,176, RESPECTIVELY] ..........................  $   22,840,169    $   24,332,456
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006    ----------------------------------------------------------------
                                              (UNAUDITED)       2005           2004         2003         2002          2001
                                             -------------    ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period .....     $     9.24     $    9.31      $    9.04    $    7.21    $    8.67     $    9.46

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........           0.08(1)       0.16(1)        0.15         0.13         0.11          0.11(1)
   Net realized and unrealized gain (loss)           0.37         (0.07)          0.27         1.83        (1.45)        (0.66)
                                               ----------     ---------      ---------    ---------    ---------     ---------
     TOTAL FROM INVESTMENT OPERATIONS ....           0.45          0.09           0.42         1.96        (1.34)        (0.55)
                                               ----------     ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ..          (0.07)        (0.16)         (0.15)       (0.13)       (0.10)        (0.10)
   Distributions from net realized gains .             --            --             --           --        (0.02)        (0.14)
                                               ----------     ---------      ---------    ---------    ---------     ---------
     TOTAL DISTRIBUTIONS .................          (0.07)        (0.16)         (0.15)       (0.13)       (0.12)        (0.24)
                                               ----------     ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE ................           0.38         (0.07)          0.27         1.83        (1.46)        (0.79)
                                               ----------     ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ...........     $     9.62     $    9.24      $    9.31    $    9.04    $    7.21     $    8.67
                                               ==========     =========      =========    =========    =========     =========
Total return .............................           4.88%(3)      1.05%          4.67%       27.40%      (15.50)%       (5.98)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .     $   22,840     $  24,332      $  31,181    $  29,347    $  20,070     $  23,684

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................           0.60%(2)      0.60%          0.60%        0.60%        0.58%         0.50%
   Gross operating expenses ..............           0.86%(2)      0.99%          0.91%        1.01%        1.11%         1.12%
   Net investment income (loss) ..........           1.69%(2)      1.71%          1.65%        1.69%        1.44%         1.29%
Portfolio turnover .......................             10%(3)        14%            44%          30%          40%           38%

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                  PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Northern NASDAQ-100 Index(R) Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                   BEGINNING           ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE       DURING
     NORTHERN NASDAQ-100 INDEX(R) SERIES       DECEMBER 31, 2005    JUNE 30, 2006       PERIOD*
   ----------------------------------------    -----------------    -------------    -------------
   Actual                                          $1,000.00         $   956.60         $2.91

   Hypothetical (5% return before expenses)         1,000.00           1,021.79          3.01

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.60%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                  PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                            59%
Consumer Discretionary                            16
Health Care                                       14
Industrials                                        5
Consumer Staples                                   2
Telecommunication Services                         1
Other                                              3

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)


                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--91.4%

ADVERTISING--0.3%
   Lamar Advertising Co. Class A(b) .......................            1,302    $       70,126
                                                                                --------------
AIR FREIGHT & LOGISTICS--1.5%
   Expeditors International of Washington, Inc. ...........            3,230           180,912
   Robinson (C.H.) Worldwide, Inc. ........................            2,565           136,715
                                                                                --------------
                                                                                       317,627
                                                                                --------------
APPAREL RETAIL--0.5%
   Ross Stores, Inc. ......................................            2,193            61,514
   Urban Outfitters, Inc.(b) ..............................            2,593            45,351
                                                                                --------------
                                                                                       106,865
                                                                                --------------
APPLICATION SOFTWARE--4.2%
   Adobe Systems, Inc.(b) .................................            8,998           273,179
   Autodesk, Inc.(b) ......................................            3,660           126,123
   BEA Systems, Inc.(b) ...................................            5,433            71,118
   Cadence Design Systems, Inc.(b) ........................            4,472            76,695
   Citrix Systems, Inc.(b) ................................            3,335           133,867
   Intuit, Inc.(b) ........................................            3,353           202,488
                                                                                --------------
                                                                                       883,470
                                                                                --------------
BIOTECHNOLOGY--9.3%
   Amgen, Inc.(b) .........................................            8,440           550,541
   Amylin Pharmaceuticals, Inc.(b) ........................            1,841            90,890
   Biogen Idec, Inc.(b) ...................................            5,688           263,525
   Celgene Corp.(b) .......................................            5,245           248,770
   Genzyme Corp.(b) .......................................            5,011           305,922
   Gilead Sciences, Inc.(b) ...............................            6,848           405,128
   MedImmune, Inc.(b) .....................................            4,032           109,267
                                                                                --------------
                                                                                     1,974,043
                                                                                --------------
BROADCASTING & CABLE TV--4.7%
   Comcast Corp. Class A(b) ...............................           14,587           477,578
   Discovery Holdings Co. Class A(b) ......................            3,580            52,375
   EchoStar Communications Corp. Class A(b) ...............            3,285           101,211
   Liberty Global, Inc. Class A(b) ........................            3,633            78,110
   NTL, Inc. ..............................................            4,819           119,993
   Sirius Satellite Radio, Inc.(b) ........................           23,403           111,164
   XM Satellite Radio Holdings, Inc. Class A(b) ...........            4,001            58,615
                                                                                --------------
                                                                                       999,046
                                                                                --------------
CASINOS & GAMING--0.6%
   Wynn Resorts Ltd.(b) ...................................            1,661           121,751
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
COMMUNICATIONS EQUIPMENT--10.2%
   Cisco Systems, Inc.(b) .................................           33,284    $      650,037
   Comverse Technology, Inc.(b) ...........................            3,154            62,355
   JDS Uniphase Corp.(b) ..................................           29,787            75,361
   Juniper Networks, Inc.(b) ..............................            5,729            91,607
   Qualcomm, Inc. .........................................           30,945         1,239,966
   Tellabs, Inc.(b) .......................................            3,853            51,283
                                                                                --------------
                                                                                     2,170,609
                                                                                --------------
COMPUTER HARDWARE--6.8%
   Apple Computer, Inc.(b) ................................           18,124         1,035,243
   Dell, Inc.(b) ..........................................           12,887           314,571
   Sun Microsystems, Inc.(b) ..............................           23,099            95,861
                                                                                --------------
                                                                                     1,445,675
                                                                                --------------
COMPUTER STORAGE & PERIPHERALS--1.7%
   Network Appliance, Inc.(b) .............................            6,007           212,047
   SanDisk Corp.(b) .......................................            2,749           140,144
                                                                                --------------
                                                                                       352,191
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--1.6%
   Joy Global, Inc. .......................................            1,845            96,106
   PACCAR, Inc. ...........................................            2,847           234,536
                                                                                --------------
                                                                                       330,642
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--2.1%
   CheckFree Corp.(b) .....................................            1,355            67,154
   Fiserv, Inc.(b) ........................................            3,408           154,587
   Paychex, Inc. ..........................................            5,470           213,220
                                                                                --------------
                                                                                       434,961
                                                                                --------------
DEPARTMENT STORES--1.8%
   Sears Holdings Corp.(b) ................................            2,514           389,268
                                                                                --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.6%
   Cintas Corp. ...........................................            3,083           122,580
                                                                                --------------
EDUCATION SERVICES--0.7%
   Apollo Group, Inc. Class A(b) ..........................            2,692           139,096
                                                                                --------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
   American Power Conversion Corp. ........................            2,954            57,573
                                                                                --------------
FOOD RETAIL--0.6%
   Whole Foods Market, Inc. ...............................            2,113           136,584
                                                                                --------------
HEALTH CARE DISTRIBUTORS--0.3%
   Patterson Cos., Inc.(b) ................................            1,995            69,685
                                                                                --------------

                        See Notes to Financial Statements

                  PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
HEALTH CARE EQUIPMENT--1.1%
   Biomet, Inc. ...........................................            5,078    $      158,891
   Intuitive Surgical, Inc.(b) ............................              564            66,535
                                                                                --------------
                                                                                       225,426
                                                                                --------------
HEALTH CARE SERVICES--0.9%
   Express Scripts, Inc.(b) ...............................            1,991           142,835
   Lincare Holdings, Inc.(b) ..............................            1,411            53,392
                                                                                --------------
                                                                                       196,227
                                                                                --------------
HEALTH CARE SUPPLIES--0.3%
   DENTSPLY International, Inc. ...........................            1,136            68,842
                                                                                --------------
HOME ENTERTAINMENT SOFTWARE--1.2%
   Activision, Inc.(b) ....................................            3,861            43,938
   Electronic Arts, Inc.(b) ...............................            4,706           202,546
                                                                                --------------
                                                                                       246,484
                                                                                --------------
HOMEFURNISHING RETAIL--0.9%
   Bed Bath & Beyond, Inc.(b) .............................            5,840           193,713
                                                                                --------------
HUMAN RESOURCES & EMPLOYMENT SERVICES--0.4%
   Monster Worldwide, Inc.(b) .............................            2,019            86,131
                                                                                --------------
HYPERMARKETS & SUPER CENTERS--1.0%
   Costco Wholesale Corp. .................................            3,779           215,894
                                                                                --------------
INTERNET RETAIL--1.8%
   Amazon.com, Inc.(b) ....................................            4,243           164,119
   Expedia, Inc.(b) .......................................            5,395            80,763
   IAC/InterActiveCorp.(b) ................................            5,108           135,311
                                                                                --------------
                                                                                       380,193
                                                                                --------------
INTERNET SOFTWARE & SERVICES--8.6%
   Akamai Technologies, Inc.(b) ...........................            2,285            82,694
   eBay, Inc.(b) ..........................................           16,079           470,954
   Google, Inc. Class A(b) ................................            1,996           836,983
   VeriSign, Inc.(b) ......................................            3,495            80,979
   Yahoo!, Inc.(b) ........................................           10,393           342,969
                                                                                --------------
                                                                                     1,814,579
                                                                                --------------
IT CONSULTING & OTHER SERVICES--0.7%
   Cognizant Technology Solutions Corp. Class A(b) ........            2,074           139,725
                                                                                --------------
OIL & GAS DRILLING--0.4%
   Patterson-UTI Energy, Inc. .............................            2,663            75,390
                                                                                --------------
PHARMACEUTICALS--0.4%
   Sepracor, Inc.(b) ......................................            1,598            91,310
                                                                                --------------
RESTAURANTS--2.9%
   Starbucks Corp.(b) .....................................           16,274           614,506
                                                                                --------------
SEMICONDUCTOR EQUIPMENT--2.1%
   Applied Materials, Inc. ................................           12,341           200,912
   KLA-Tencor Corp. .......................................            3,637           151,190
   Lam Research Corp.(b) ..................................            2,197           102,424
                                                                                --------------
                                                                                       454,526
                                                                                --------------
SEMICONDUCTORS--8.1%
   Altera Corp.(b) ........................................            7,668           134,573
   Broadcom Corp. Class A(b) ..............................            6,512           195,686
   Intel Corp. ............................................           31,067           588,720
   Linear Technology Corp. ................................            6,262           209,714
   Maxim Integrated Products, Inc. ........................            6,914           222,009
   Microchip Technology, Inc. .............................            2,708            90,853
   NVIDIA Corp.(b) ........................................            5,256           111,900
   Xilinx, Inc. ...........................................            6,988           158,278
                                                                                --------------
                                                                                     1,711,733
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
SPECIALTY CHEMICALS--0.3%
   Sigma-Aldrich Corp. ....................................              973    $       70,679
                                                                                --------------
SPECIALTY STORES--1.1%
   PETsMART, Inc. .........................................            2,092            53,555
   Staples, Inc. ..........................................            7,471           181,695
                                                                                --------------
                                                                                       235,250
                                                                                --------------
SYSTEMS SOFTWARE--9.8%
   Microsoft Corp.(c) .....................................           53,735         1,252,026
   Oracle Corp.(b) ........................................           33,952           491,964
   Red Hat, Inc.(b) .......................................            2,796            65,426
   Symantec Corp.(b) ......................................           16,614           258,182
                                                                                --------------
                                                                                     2,067,598
                                                                                --------------
TECHNOLOGY DISTRIBUTORS--0.3%
   CDW Corp. ..............................................            1,257            68,695
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--0.4%
   Fastenal Co. ...........................................            2,173            87,550
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
   Millicom International Cellular S.A.(b) ................            1,500            68,145
   NII Holdings, Inc.(b) ..................................            2,257           127,250
                                                                                --------------
                                                                                       195,395
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $15,635,859) ...........................................        19,361,638
                                                                                --------------
FOREIGN COMMON STOCKS(d)--5.3%

COMMUNICATIONS EQUIPMENT--1.2%
   Research In Motion Ltd. (United States)(b) .............            2,858           199,403
   Telefonaktiebolaget LM Ericsson
     Sponsored ADR (Sweden) ...............................            1,706            56,366
                                                                                --------------
                                                                                       255,769
                                                                                --------------
CONSUMER ELECTRONICS--0.8%
   Garmin Ltd. (United States) ............................            1,532           161,534
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--0.5%
   Flextronics International Ltd. (Singapore)(b) ..........            9,522           101,124
                                                                                --------------
PHARMACEUTICALS--1.4%
   Teva Pharmaceutical Industries Ltd.
     Sponsored ADR (United States) ........................            9,597           303,169
                                                                                --------------
SEMICONDUCTORS--1.1%
   ATI Technologies, Inc. (Canada)(b) .....................            3,871            56,516
   Marvell Technology Group Ltd. (Japan)(b) ...............            4,281           189,777
                                                                                --------------
                                                                                       246,293
                                                                                --------------
SYSTEMS SOFTWARE--0.3%
   Check Point Software Technologies Ltd.
     (United States)(b) ...................................            3,626            63,745
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $817,676) ..............................................         1,131,634
                                                                                --------------
EXCHANGE TRADED FUNDS--0.4%
   Nasdaq-100 Shares Index Tracking Stock .................            2,428            94,109
                                                                                --------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $92,867) ...............................................            94,109
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--97.1%
   (Identified Cost $16,546,402) ...........................................        20,587,381
                                                                                --------------

                        See Notes to Financial Statements

                  PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--3.2%

U.S. TREASURY BILLS(e)--0.3%
   U.S. Treasury Bill 4.61%, 9/20/06(c) ...................   $           70    $       69,256
                                                                                --------------
REPURCHASE AGREEMENTS--2.9%
   State Bank and Trust Co. repurchase
     agreement 3% dated 6/30/06, due
     7/3/06 repurchase price $600,150,
     collateralized by U.S. Treasury Note
     7.25%, 5/15/16 market value $615,960 .................              600           600,000
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $669,258) ..............................................           669,256
                                                                                --------------
TOTAL INVESTMENTS--100.3%
   (Identified cost $17,215,660) ...........................................        21,256,637(a)
   Other assets and liabilities, net--(0.3)% ...............................           (65,822)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   21,190,815
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,262,107 and gross depreciation of $988,824 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $19,983,354.

(b)   Non-income producing.

(c)   All or a portion segregated as collateral for futures contracts.

(d) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(e)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                  PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $17,215,660) ..........................         $   21,256,637
Cash ..................................................................................                    109
Receivables
   Fund shares sold ...................................................................                  6,240
   Dividends and interest .............................................................                    527
Trustee retainer ......................................................................                    588
Prepaid expenses ......................................................................                  1,029
                                                                                                --------------
     Total assets .....................................................................             21,265,130
                                                                                                --------------
LIABILITIES
Payables
   Fund shares repurchased ............................................................                 28,124
   Investment advisory fee ............................................................                 15,757
   Professional fee ...................................................................                  9,460
   Variation margin for futures contracts .............................................                  5,970
   Financial agent fee ................................................................                  5,520
   Printing fee .......................................................................                  4,973
   Custodian fee ......................................................................                  3,407
   Administration fee .................................................................                  1,104
                                                                                                --------------
     Total liabilities ................................................................                 74,315
                                                                                                --------------
NET ASSETS                                                                                      $   21,190,815
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   23,835,662
   Accumulated net investment loss ....................................................                (12,902)
   Accumulated net realized loss ......................................................             (6,678,030)
   Net unrealized appreciation ........................................................              4,046,085
                                                                                                --------------
NET ASSETS ............................................................................         $   21,190,815
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              5,083,715
                                                                                                ==============
Net asset value and offering price per share ..........................................         $         4.17
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $       51,169
   Interest ...........................................................................                  4,319
   Foreign taxes withheld .............................................................                   (509)
                                                                                                --------------
     Total investment income ..........................................................                 54,979
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                 39,598
   Financial agent fee ................................................................                 23,538
   Administration fee .................................................................                  7,354
   Custodian ..........................................................................                  9,884
   Trustees ...........................................................................                  7,660
   Professional .......................................................................                  4,767
   Printing ...........................................................................                  3,234
   Miscellaneous ......................................................................                 11,407
                                                                                                --------------
     Total expenses ...................................................................                107,442
   Less expenses reimbursed by investment advisor .....................................                (39,402)
   Custodian fees paid indirectly .....................................................                   (159)
                                                                                                --------------
     Net expenses .....................................................................                 67,881
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                (12,902)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                132,890
   Net realized gain (loss) on futures ................................................                (44,988)
   Net change in unrealized appreciation (depreciation) on investments ................             (1,028,153)
   Net change in unrealized appreciation (depreciation) on futures ....................                 14,108
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................               (926,143)
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $     (939,045)
                                                                                                ==============

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $      (12,902)   $       (8,360)
   Net realized gain (loss) ................................................          87,902          (255,647)
   Net change in unrealized appreciation (depreciation) ....................      (1,014,045)          445,438
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............        (939,045)          181,431
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (537,138 and 745,203 shares, respectively)        2,312,808         3,068,723
   Cost of shares repurchased (798,833 and 1,428,197 shares, respectively) .      (3,475,299)       (5,904,151)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............      (1,162,491)       (2,835,428)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      (2,101,536)       (2,653,997)

NET ASSETS
   Beginning of period .....................................................      23,292,351        25,946,348
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF $(12,902) AND $0, RESPECTIVELY]   $   21,190,815    $   23,292,351
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             SIX MONTHS
                                                ENDED                              YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2006     ------------------------------------------------------------------
                                             (UNAUDITED)        2005            2004        2003          2002           2001
                                            -------------     --------        ---------   --------      ---------      ---------
Net asset value, beginning of period .....   $    4.36        $   4.30        $    3.93   $   2.64      $    4.23      $    6.32

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..........          --(1)(2)        --(1)(2)       0.02      (0.01)(1)      (0.01)(1)      (0.02)(1)
   Net realized and unrealized gain (loss)       (0.19)           0.06             0.37       1.30          (1.58)         (2.07)
                                             ---------        --------        ---------   --------      ---------      ---------
     TOTAL FROM INVESTMENT OPERATIONS ....       (0.19)           0.06             0.39       1.29          (1.59)         (2.09)
                                             ---------        --------        ---------   --------      ---------      ---------
LESS DISTRIBUTIONS
   Dividends from net investment income ..          --              --            (0.02)        --             --             --
                                             ---------        --------        ---------   --------      ---------      ---------
     TOTAL DISTRIBUTIONS .................          --              --            (0.02)        --             --             --
                                             ---------        --------        ---------   --------      ---------      ---------
CHANGE IN NET ASSET VALUE ................       (0.19)           0.06             0.37       1.29          (1.59)         (2.09)
                                             ---------        --------        ---------   --------      ---------      ---------
NET ASSET VALUE, END OF PERIOD ...........   $    4.17        $   4.36        $    4.30   $   3.93      $    2.64      $    4.23
                                             =========        ========        =========   ========      =========      =========
Total return .............................       (4.34)%(4)       1.24%           10.04%     48.85%        (37.58)%       (33.04)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) .   $  21,191        $ 23,292        $  25,946   $ 23,421      $   8,090      $   9,307

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses ................        0.60%(3)        0.60%            0.60%      0.60%          0.58%          0.50%
   Gross operating expenses ..............        0.95%(3)        1.11%            1.09%      1.45%          2.72%          2.35%
   Net investment income (loss) ..........       (0.11)%(3)      (0.04)%           0.55%     (0.35)%        (0.48)%        (0.40)%
Portfolio turnover .......................           4%(4)          19%              34%        18%            42%            91%

(1)   Computed using average shares outstanding.

(2)   Amount is less than $0.01.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the S&P Dynamic Asset Allocation Series: Aggressive Growth, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of this example is based on an investment of $1,000 invested on inception date and held to to June 30, 2006. The third line of these examples are based on an investment of $1,000 in invested at December 31, 2005, and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (SINCE INCEPTION DATE)

      The first hypothectical example shown on the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is based on the period From inception of the series to June 30, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (FOR THE ENTIRE SIX-MONTH PERIOD)

      The second hypothetical example shown on the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is based on the period from December 31, 2005, to June 30, 2006. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that both the since inception and six-month examples, the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions

                     S&P                           BEGINNING           ENDING        EXPENSES PAID
      DYNAMIC ASSET ALLOCATION SERIES:           ACCOUNT VALUE      ACCOUNT VALUE       DURING
              AGGRESSIVE GROWTH                FEBRUARY 3, 2006     JUNE 30, 2006       PERIOD*
   ---------------------------------------     -----------------    -------------    -------------
   Actual                                          $1,000.00          $1,012.20          $2.78

   Hypothetical (5% return before expenses
     since inception)                               1,000.00           1,017.01           2.79

                                                   BEGINNING
                                                 ACCOUNT VALUE
                                               DECEMBER 31, 2005
                                               -----------------
   Hypothetical (5% return before expenses
     six-month period)                             $1,000.00           1,021.29           3.51

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE.

      FOR THE ACTUAL AND HYPOTHETICAL EXAMPLE, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (144) EXPENSES ACCRUED SINCE INCEPTION, THEN DIVIDED BY 365 TO REFLECT THE PERIOD SINCE INCEPTION.

      FOR THE HYPOTHETICAL EXAMPLE FOR THE ENTIRE SIX-MONTH PERIOD, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE SIX-MONTH PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) IN THE MOST RECENT FISCAL HALF YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

iShares MSCI EAFE                                 23%
Financials                                        13
Industrials                                       12
Energy                                            10
Information Technology                            10
Health Care                                        7
Telecommunication Services                         6
Other                                             19

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
EXCHANGE TRADED FUNDS--98.0%

   Consumer Discretionary Select Sector SPDR Fund .........            8,990    $      299,637
   Consumer Staples Select Sector SPDR Fund ...............            8,200           198,358
   Energy Select Sector SPDR Fund .........................            9,044           512,976
   Financial Select Sector SPDR Fund ......................           20,099           647,992
   Health Care Select Sector SPDR Fund ....................            9,930           300,184
   Industrial Select Sector SPDR Fund .....................           17,740           599,612
   iShares Dow Jones US Telecommunications
     Sector Index Fund ....................................           11,880           304,722
   iShares Lehman 1-3 Year Treasury Bond Fund .............            1,838           146,470
   iShares Lehman 7-10 Year Treasury Bond Fund ............            1,218            97,830
   iShares MSCI EAFE Index Fund ...........................           17,450         1,141,055
   iShares Nasdaq Biotechnology Index Fund(b) .............              703            51,108
   Materials Select Sector SPDR Fund ......................            7,960           255,516
   Technology Select Sector SPDR Fund .....................           24,655           501,236
                                                                                --------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $5,117,399) ............................................         5,056,696
                                                                                --------------
TOTAL INVESTMENTS--98.0%
   (Identified cost $5,117,399) ............................................         5,056,696(a)
   Other assets and liabilities, net--2.0% .................................           100,386
                                                                                --------------
NET ASSETS--100.0% .........................................................    $    5,157,082
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $0 and gross depreciation of $74,740 for federal income tax purposes. At June 30, 2006, the
      aggregate   cost  of  securities  for  federal  income  tax  purposes  was
      $5,131,436.

(b)   Non-income producing.

                        See Notes to Financial Statements

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $5,117,399) ...........................         $    5,056,696
Cash ..................................................................................                 25,906
Receivables
   Fund shares sold ...................................................................                101,665
   Investment securities sold .........................................................                  9,814
   Dividends ..........................................................................                  9,688
Trustee retainer ......................................................................                  1,320
                                                                                                --------------
     Total assets .....................................................................              5,205,089
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                 31,027
   Fund shares repurchased ............................................................                     42
   Professional fee ...................................................................                  7,761
   Financial agent fee ................................................................                  2,913
   Investment advisory fee ............................................................                  2,408
   Custodian fee ......................................................................                  1,840
   Distribution and service fees ......................................................                    957
   Administration fee .................................................................                    249
   Other accrued expenses .............................................................                    810
                                                                                                --------------
     Total liabilities ................................................................                 48,007
                                                                                                --------------
NET ASSETS ............................................................................         $    5,157,082
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $    5,221,635
   Undistributed net investment income ................................................                 10,299
   Accumulated net realized loss ......................................................                (14,149)
   Net unrealized depreciation ........................................................                (60,703)
                                                                                                --------------
NET ASSETS ............................................................................         $    5,157,082
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......                509,490
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        10.12
                                                                                                ==============

STATEMENT OF OPERATIONS
FROM INCEPTION FEBRUARY 3, 2006 TO JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $       14,230
   Interest ...........................................................................                  2,356
                                                                                                --------------
     Total investment income ..........................................................                 16,586
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                  3,592
   Financial agent fee ................................................................                 11,167
   Administration fee .................................................................                    584
   Distribution and service fees ......................................................                  2,245
   Professional .......................................................................                 10,038
   Custodian ..........................................................................                  3,483
   Trustees ...........................................................................                  2,573
   Printing ...........................................................................                  1,351
   Miscellaneous ......................................................................                  1,391
                                                                                                --------------
     Total expenses ...................................................................                 36,424
   Less expenses reimbursed by investment advisor .....................................                (29,718)
   Custodian fees paid indirectly .....................................................                   (419)
                                                                                                --------------
     Net expenses .....................................................................                  6,287
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                 10,299
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                (14,149)
   Net change in unrealized appreciation (depreciation) on investments ................                (60,703)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                (74,852)
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 $      (64,553)
                                                                                                ==============

                        See Notes to Financial Statements

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FROM INCEPTION
                                                                                                 FEBRUARY 3,
                                                                                                   2006 TO
                                                                                                JUNE 30, 2006
                                                                                                 (UNAUDITED)
                                                                                                --------------
FROM OPERATIONS
   Net investment income (loss) .......................................................         $       10,299
   Net realized gain (loss) ...........................................................                (14,149)
   Net change in unrealized appreciation (depreciation) ...............................                (60,703)
                                                                                                --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................                (64,553)
                                                                                                --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (516,655 shares) .....................................              5,292,199
   Cost of shares repurchased (7,165 shares) ..........................................                (70,564)
                                                                                                --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........................              5,221,635
                                                                                                --------------
   NET INCREASE (DECREASE) IN NET ASSETS ..............................................              5,157,082

NET ASSETS
   Beginning of period ................................................................                     --
                                                                                                --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $10,299] ...........         $    5,157,082
                                                                                                ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                FROM INCEPTION
                                                                                                 FEBRUARY 3,
                                                                                                   2006 TO
                                                                                                JUNE 30, 2006
                                                                                                 (UNAUDITED)
                                                                                                --------------
Net asset value, beginning of period ..................................................         $        10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ....................................................                   0.05
   Net realized and unrealized gain (loss) ............................................                   0.07
                                                                                                --------------
     TOTAL FROM INVESTMENT OPERATIONS .................................................                   0.12
                                                                                                --------------
CHANGE IN NET ASSET VALUE .............................................................                   0.12
                                                                                                --------------
NET ASSET VALUE, END OF PERIOD                                                                  $        10.12
                                                                                                ==============
Total return ..........................................................................                   1.22%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..............................................         $        5,157

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2) ..........................................................                   0.70%(3)
   Gross operating expenses(2) ........................................................                   4.01%(3)
   Net investment income (loss) .......................................................                   1.15%(3)
Portfolio turnover ....................................................................                     16%(4)

(1)   Computed using average shares outstanding.

(2) The series also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the S&P Dynamic Asset Allocation Series: Growth, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of this example is based on an investment of $1,000 invested on inception date and held to to June 30, 2006. The third line of these examples are based on an investment of $1,000 in invested at December 31, 2005, and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (SINCE INCEPTION DATE)

      The first hypothectical example shown on the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is based on the period From inception of the series to June 30, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (FOR THE ENTIRE SIX-MONTH PERIOD)

      The second hypothetical example shown on the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is based on the period from December 31, 2005, to June 30, 2006. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that both the since inception and six-month examples, the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions

                   S&P                             BEGINNING           ENDING        EXPENSES PAID
    DYNAMIC ASSET ALLOCATION SERIES:             ACCOUNT VALUE      ACCOUNT VALUE       DURING
                 GROWTH                        FEBRUARY 3, 2006     JUNE 30, 2006       PERIOD*
   -----------------------------------         -----------------    -------------    -------------
   Actual                                          $1,000.00          $1,001.20          $2.76

   Hypothetical (5% return before expenses
     since inception)                               1,000.00           1,017.01           2.79

                                                   BEGINNING
                                                 ACCOUNT VALUE
                                               DECEMBER 31, 2005
                                               -----------------
   Hypothetical (5% return before expenses
     six-month period)                             $1,000.00           1,021.29           3.51

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE.

      FOR THE ACTUAL AND HYPOTHETICAL EXAMPLE, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (144) EXPENSES ACCRUED SINCE INCEPTION, THEN DIVIDED BY 365 TO REFLECT THE PERIOD SINCE INCEPTION.

      FOR THE HYPOTHETICAL EXAMPLE FOR THE ENTIRE SIX-MONTH PERIOD, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE SIX-MONTH PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) IN THE MOST RECENT FISCAL HALF YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

iShares Treasury                                  19%
iShares MSCI EAFE                                 19
Financials                                         9
Industrials                                        9
Energy                                             8
Information Technology                             8
Health Care                                        6
Other                                             22

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
EXCHANGE TRADED FUNDS--99.6%

   Consumer Discretionary Select Sector SPDR Fund .........            8,678    $      289,238
   Consumer Staples Select Sector SPDR Fund ...............            7,156           173,104
   Energy Select Sector SPDR Fund .........................            8,209           465,614
   Financial Select Sector SPDR Fund ......................           17,876           576,322
   Health Care Select Sector SPDR Fund ....................            9,644           291,538
   Industrial Select Sector SPDR Fund .....................           15,390           520,182
   iShares Dow Jones US Telecommunications
     Sector Index Fund ....................................           11,430           293,179
   iShares GS $ InvesTop Corporate Bond Fund ..............            1,683           174,140
   iShares Lehman 1-3 Year Treasury Bond Fund .............            8,001           637,600
   iShares Lehman 20+ Year Treasury Bond Fund .............            2,076           175,048
   iShares Lehman 7-10 Year Treasury Bond Fund ............            4,340           348,589
   iShares MSCI EAFE Index Fund ...........................           17,035         1,113,919
   iShares Nasdaq Biotechnology Index Fund(b) .............              808            58,742
   Materials Select Sector SPDR Fund ......................            7,246           232,596
   Technology Select Sector SPDR Fund .....................           22,654           460,556
                                                                                --------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $5,853,468) ............................................         5,810,367
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--99.6%
   (Identified Cost $5,853,468) ............................................         5,810,367
                                                                                --------------

                                                                   PAR
                                                                  VALUE
                                                                  (000)             VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--2.8%

COMMERCIAL PAPER(c)--2.8%
   Merrill Lynch & Co., Inc. 5.32%, 7/3/06 ................   $          165    $      164,951
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $164,951) ..............................................           164,951
                                                                                --------------
TOTAL INVESTMENTS--102.4%
   (Identified cost $6,018,419) ............................................         5,975,318(a)
   Other assets and liabilities, net--(2.4)% ...............................          (140,928)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $    5,834,390
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $0 and gross depreciation of $104,022 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $6,079,340.

(b)   Non-income producing.

(c)   The rate shown is the discount rate.

                        See Notes to Financial Statements

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $6,018,419) ...........................         $    5,975,318
Cash ..................................................................................                  3,150
Receivables
   Fund shares sold ...................................................................                 32,237
   Investment securities sold .........................................................                 12,043
   Dividends ..........................................................................                 10,006
Trustee retainer ......................................................................                  1,292
                                                                                                --------------
     Total assets .....................................................................              6,034,046
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                175,477
   Fund shares repurchased ............................................................                  9,843
   Financial agent fee ................................................................                  2,908
   Distribution and service fees ......................................................                  1,109
   Administration fee .................................................................                    288
   Investment advisory fee ............................................................                    201
   Other accrued expenses .............................................................                  9,830
                                                                                                --------------
     Total liabilities ................................................................                199,656
                                                                                                --------------
NET ASSETS ............................................................................         $    5,834,390
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $    5,922,730
   Undistributed net investment income ................................................                 16,511
   Accumulated net realized loss ......................................................                (61,750)
   Net unrealized depreciation ........................................................                (43,101)
                                                                                                --------------
NET ASSETS ............................................................................         $    5,834,390
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......                582,740
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        10.01
                                                                                                ==============

STATEMENT OF OPERATIONS
FROM INCEPTION FEBRUARY 3, 2006 TO JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $       22,147
   Interest ...........................................................................                  2,849
                                                                                                --------------
     Total investment income ..........................................................                 24,996
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                  4,849
   Financial agent fee ................................................................                 11,321
   Administration fee .................................................................                    788
   Distribution and service fees ......................................................                  3,031
   Professional .......................................................................                 10,038
   Custodian ..........................................................................                  3,231
   Trustees ...........................................................................                  2,603
   Printing ...........................................................................                  1,733
   Miscellaneous ......................................................................                  1,398
                                                                                                --------------
     Total expenses ...................................................................                 38,992
   Less expenses reimbursed by investment advisor .....................................                (30,112)
   Custodian fees paid indirectly .....................................................                   (395)
                                                                                                --------------
     Net expenses .....................................................................                  8,485
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                 16,511
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                (61,750)
   Net change in unrealized appreciation (depreciation) on investments ................                (43,101)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................               (104,851)
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $      (88,340)
                                                                                                ==============

                        See Notes to Financial Statements

               PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FROM INCEPTION
                                                                                                 FEBRUARY 3,
                                                                                                   2006 TO
                                                                                                JUNE 30, 2006
                                                                                                 (UNAUDITED)
                                                                                                --------------
FROM OPERATIONS
   Net investment income (loss) .......................................................         $       16,511
   Net realized gain (loss) ...........................................................                (61,750)
   Net change in unrealized appreciation (depreciation) ...............................                (43,101)
                                                                                                --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................                (88,340)
                                                                                                --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (705,275 shares) .....................................              7,140,931
   Cost of shares repurchased (122,535 shares) ........................................             (1,218,201)
                                                                                                --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........................              5,922,730
                                                                                                --------------
   NET INCREASE (DECREASE) IN NET ASSETS ..............................................              5,834,390

NET ASSETS
   Beginning of period ................................................................                     --
                                                                                                --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $16,511] ...........         $    5,834,390
                                                                                                ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                FROM INCEPTION
                                                                                                 FEBRUARY 3,
                                                                                                   2006 TO
                                                                                                JUNE 30, 2006
                                                                                                 (UNAUDITED)
                                                                                                --------------
Net asset value, beginning of period ..................................................         $        10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ....................................................                   0.05
   Net realized and unrealized gain (loss) ............................................                  (0.04)
                                                                                                --------------
     TOTAL FROM INVESTMENT OPERATIONS .................................................                   0.01
                                                                                                --------------
CHANGE IN NET ASSET VALUE .............................................................                   0.01
                                                                                                --------------
NET ASSET VALUE, END OF PERIOD                                                                  $        10.01
                                                                                                ==============
Total return ..........................................................................                   0.12%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..............................................         $        5,834

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2) ..........................................................                   0.70%(3)
   Gross operating expenses(2) ........................................................                   3.18%(3)
   Net investment income (loss) .......................................................                   1.36%(3)
Portfolio turnover ....................................................................                     52%(4)

(1)   Computed using average shares outstanding.

(2) The series also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the S&P Dynamic Asset Allocation Series: Moderate Growth, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of this example is based on an investment of $1,000 invested on inception date and held to to June 30, 2006. The third line of these examples are based on an investment of $1,000 in invested at December 31, 2005, and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (SINCE INCEPTION DATE)

      The first hypothectical example shown on the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is based on the period From inception of the series to June 30, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (FOR THE ENTIRE SIX-MONTH PERIOD)

      The second hypothetical example shown on the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is based on the period from December 31, 2005, to June 30, 2006. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that both the since inception and six-month examples, the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions

                   S&P                             BEGINNING           ENDING        EXPENSES PAID
    DYNAMIC ASSET ALLOCATION SERIES:             ACCOUNT VALUE      ACCOUNT VALUE       DURING
             MODERATE GROWTH                   FEBRUARY 3, 2006     JUNE 30, 2006       PERIOD*
   -----------------------------------         ----------------     -------------    -------------
   Actual                                          $1,000.00         $  999.90           $2.76

   Hypothetical (5% return before expenses
     since inception)                               1,000.00          1,017.01            2.79

                                                   BEGINNING
                                                 ACCOUNT VALUE
                                               DECEMBER 31, 2005
                                               -----------------
   Hypothetical (5% return before expenses
     six-month period)                             $1,000.00          1,021.29            3.51

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE.

      FOR THE ACTUAL AND HYPOTHETICAL EXAMPLE, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (144) EXPENSES ACCRUED SINCE INCEPTION, THEN DIVIDED BY 365 TO REFLECT THE PERIOD SINCE INCEPTION.

      FOR THE HYPOTHETICAL EXAMPLE FOR THE ENTIRE SIX-MONTH PERIOD, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE SIX-MONTH PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) IN THE MOST RECENT FISCAL HALF YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

iShares Treasury                                  32%
iShares MSCI EAFE                                 17
Financials                                         9
Industrials                                        7
Energy                                             7
Information Technology                             6
Health Care                                        4
Other                                             18

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
EXCHANGE TRADED FUNDS--100.0%

   Consumer Discretionary Select Sector SPDR Fund .........            4,152    $      138,386
   Consumer Staples Select Sector SPDR Fund ...............            2,826            68,361
   Energy Select Sector SPDR Fund .........................            4,308           244,350
   Financial Select Sector SPDR Fund ......................            9,590           309,182
   Health Care Select Sector SPDR Fund ....................            3,439           103,961
   Industrial Select Sector SPDR Fund .....................            7,147           241,569
   iShares Dow Jones US Telecommunications
     Sector Index Fund ....................................            5,450           139,792
   iShares GS $ InvesTop Corporate Bond Fund ..............            1,325           137,098
   iShares Lehman 1-3 Year Treasury Bond Fund .............            8,082           644,055
   iShares Lehman 20+ Year Treasury Bond Fund .............            2,433           205,151
   iShares Lehman 7-10 Year Treasury Bond Fund ............            3,394           272,606
   iShares MSCI EAFE Index Fund ...........................            9,242           604,334
   iShares Nasdaq Biotechnology Index Fund(b) .............              482            35,041
   Materials Select Sector SPDR Fund ......................            3,303           106,026
   Technology Select Sector SPDR Fund .....................           10,180           206,959
                                                                                --------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $3,432,962) ............................................         3,456,871
                                                                                --------------
TOTAL INVESTMENTS--100.0%
   (Identified cost $3,432,962) ............................................         3,456,871(a)
   Other assets and liabilities, net--(0.0)% ...............................            (1,040)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $    3,455,831
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,780 and gross depreciation of $10,044 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $3,456,135.

(b)   Non-income producing.

                        See Notes to Financial Statements

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $3,432,962) ...........................         $    3,456,871
Cash ..................................................................................                 14,010
Receivables
   Investment securities sold .........................................................                 28,045
   Dividends ..........................................................................                  3,505
Trustee retainer ......................................................................                  1,323
                                                                                                --------------
     Total assets .....................................................................              3,503,754
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                 31,456
   Fund shares repurchased ............................................................                    268
   Professional fee ...................................................................                  7,762
   Investment advisory fee ............................................................                  3,724
   Financial agent fee ................................................................                  3,043
   Distribution and service fees ......................................................                    552
   Administration fee .................................................................                    143
   Other accrued expenses .............................................................                    975
                                                                                                --------------
     Total liabilities ................................................................                 47,923
                                                                                                --------------
NET ASSETS ............................................................................         $    3,455,831
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $    3,445,500
   Undistributed net investment income ................................................                  9,791
   Accumulated net realized loss ......................................................                (23,369)
   Net unrealized appreciation ........................................................                 23,909
                                                                                                --------------
NET ASSETS ............................................................................         $    3,455,831
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......                345,622
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        10.00
                                                                                                ==============

STATEMENT OF OPERATIONS
FROM INCEPTION FEBRUARY 3, 2006 TO JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $       12,132
   Interest ...........................................................................                  1,533
                                                                                                --------------
     Total investment income ..........................................................                 13,665
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                  2,213
   Financial agent fee ................................................................                 11,173
   Administration fee .................................................................                    360
   Distribution and service fees ......................................................                  1,383
   Professional .......................................................................                 10,038
   Custodian ..........................................................................                  3,081
   Trustees ...........................................................................                  2,571
   Printing ...........................................................................                    740
   Miscellaneous ......................................................................                  1,388
                                                                                                --------------
     Total expenses ...................................................................                 32,947
   Less expenses reimbursed by investment advisor .....................................                (28,434)
   Custodian fees paid indirectly .....................................................                   (639)
                                                                                                --------------
     Net expenses .....................................................................                  3,874
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                  9,791
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                (23,369)
   Net change in unrealized appreciation (depreciation) on investments ................                 23,909
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                    540
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $       10,331
                                                                                                ==============

                        See Notes to Financial Statements

          PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FROM INCEPTION
                                                                                                 FEBRUARY 3,
                                                                                                   2006 TO
                                                                                                JUNE 30, 2006
                                                                                                 (UNAUDITED)
                                                                                                --------------
FROM OPERATIONS
   Net investment income (loss) .......................................................         $        9,791
   Net realized gain (loss) ...........................................................                (23,369)
   Net change in unrealized appreciation (depreciation) ...............................                 23,909
                                                                                                --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................                 10,331
                                                                                                --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (381,198 shares) .....................................              3,798,299
   Cost of shares repurchased (35,576 shares) .........................................               (352,799)
                                                                                                --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..........................              3,445,500
                                                                                                --------------
   NET INCREASE (DECREASE) IN NET ASSETS ..............................................              3,455,831

NET ASSETS
   Beginning of period ................................................................                     --
                                                                                                --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $9,791] ............         $    3,455,831
                                                                                                ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                FROM INCEPTION
                                                                                                 FEBRUARY 3,
                                                                                                   2006 TO
                                                                                                JUNE 30, 2006
                                                                                                 (UNAUDITED)
                                                                                                --------------
Net asset value, beginning of period ..................................................         $        10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1) ....................................................                   0.07
   Net realized and unrealized gain (loss) ............................................                  (0.07)
                                                                                                --------------
     TOTAL FROM INVESTMENT OPERATIONS .................................................                     --
                                                                                                --------------
CHANGE IN NET ASSET VALUE .............................................................                     --
                                                                                                --------------
NET ASSET VALUE, END OF PERIOD ........................................................         $        10.00
                                                                                                ==============
Total return ..........................................................................                  (0.01)%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands) ..............................................         $        3,456

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses(2) ..........................................................                   0.70%(3)
   Gross operating expenses(2) ........................................................                   5.84%(3)
   Net investment income (loss) .......................................................                   1.77%(3)
Portfolio turnover ....................................................................                     45%(4)

(1)   Computed using average shares outstanding.

(2) The series also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the S&P Dynamic Asset Allocation Series: Moderate, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of this example is based on an investment of $1,000 invested on inception date and held to to June 30, 2006. The third line of these examples are based on an investment of $1,000 in invested at December 31, 2005, and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (SINCE INCEPTION DATE)

      The first hypothectical example shown on the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is based on the period From inception of the series to June 30, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES (FOR THE ENTIRE SIX-MONTH PERIOD)

      The second hypothetical example shown on the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. This example is based on the period from December 31, 2005, to June 30, 2006. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that both the since inception and six-month examples, the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions

                   S&P                             BEGINNING           ENDING        EXPENSES PAID
    DYNAMIC ASSET ALLOCATION SERIES:             ACCOUNT VALUE      ACCOUNT VALUE       DURING
                MODERATE                       FEBRUARY 3, 2006     JUNE 30, 2006       PERIOD*
   -----------------------------------         ----------------     -------------    -------------
   Actual                                          $1,000.00          $  991.40          $2.75

   Hypothetical (5% return before expenses
     since inception)                               1,000.00           1,017.01           2.79

                                                   BEGINNING
                                                 ACCOUNT VALUE
                                               DECEMBER 31, 2005
                                               -----------------
   Hypothetical (5% return before expenses
     six-month period)                             $1,000.00           1,021.29           3.51

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.70%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE.

      FOR THE ACTUAL AND HYPOTHETICAL EXAMPLE, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (144) EXPENSES ACCRUED SINCE INCEPTION, THEN DIVIDED BY 365 TO REFLECT THE PERIOD SINCE INCEPTION.

      FOR THE HYPOTHETICAL EXAMPLE FOR THE ENTIRE SIX-MONTH PERIOD, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE SIX-MONTH PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) IN THE MOST RECENT FISCAL HALF YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

iShares Treasury                                  54%
iShares MSCI EAFE                                 11
Energy                                             5
Financials                                         5
Industrials                                        4
Materials                                          3
Telecommunication Services                         3
Other                                             15

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
EXCHANGE TRADED FUNDS--100.7%

   Consumer Discretionary Select Sector SPDR Fund .........              780    $       25,997
   Energy Select Sector SPDR Fund .........................            1,199            68,008
   Financial Select Sector SPDR Fund ......................            2,016            64,996
   Health Care Select Sector SPDR Fund ....................              866            26,179
   Industrial Select Sector SPDR Fund .....................            1,541            52,086
   iShares Dow Jones US Telecommunications
     Sector Index Fund ....................................            1,550            39,758
   iShares GS $ InvesTop Corporate Bond Fund ..............              755            78,120
   iShares Lehman 1-3 Year Treasury Bond Fund .............            4,525           360,597
   iShares Lehman 20+ Year Treasury Bond Fund .............            1,394           117,542
   iShares Lehman 7-10 Year Treasury Bond Fund ............            2,903           233,169
   iShares MSCI EAFE Index Fund ...........................            2,254           147,389
   iShares Nasdaq Biotechnology Index Fund(b) .............              186            13,522
   Materials Select Sector SPDR Fund ......................            1,247            40,029
   Technology Select Sector SPDR Fund .....................            1,919            39,013
                                                                                --------------
TOTAL EXCHANGE TRADED FUNDS
   (Identified cost $1,313,537) ............................................         1,306,405
                                                                                --------------
TOTAL INVESTMENTS--100.7%
   (Identified cost $1,313,537) ............................................         1,306,405(a)
   Other assets and liabilities, net--(0.7)% ...............................            (9,070)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $    1,297,338
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $538 and gross depreciation of $10,630 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $1,316,497.

(b)   Non-income producing.

                        See Notes to Financial Statements

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $1,313,537) ...........................         $    1,306,405
Cash ..................................................................................                  5,887
Receivables
   Dividends ..........................................................................                  1,041
Trustee retainer ......................................................................                  1,332
                                                                                                --------------
     Total assets .....................................................................              1,314,665
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                  1,024
   Fund shares repurchased ............................................................                     41
   Professional fee ...................................................................                  7,761
   Investment advisory fee ............................................................                  4,361
   Financial agent fee ................................................................                  3,088
   Distribution and service fees ......................................................                    246
   Administration fee .................................................................                     64
   Other accrued expenses .............................................................                    742
                                                                                                --------------
     Total liabilities ................................................................                 17,327
                                                                                                --------------
NET ASSETS ............................................................................         $    1,297,338
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $    1,301,765
   Undistributed net investment income ................................................                  5,856
   Accumulated net realized loss ......................................................                 (3,151)
   Net unrealized depreciation ........................................................                 (7,132)
                                                                                                --------------
NET ASSETS ............................................................................         $    1,297,338
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......                130,854
                                                                                                ==============
Net asset value and offering price per share ..........................................         $         9.91
                                                                                                ==============

STATEMENT OF OPERATIONS
FROM INCEPTION FEBRUARY 3, 2006 TO JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
  Dividends ...........................................................................         $        7,201
  Interest ............................................................................                    538
                                                                                                --------------
     Total investment income ..........................................................                  7,739
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                  1,075
   Financial agent fee ................................................................                 11,115
   Administration fee .................................................................                    175
   Distribution and service fees ......................................................                    672
   Professional .......................................................................                 10,038
   Custodian ..........................................................................                  2,682
   Trustees ...........................................................................                  2,560
   Printing ...........................................................................                    294
   Miscellaneous ......................................................................                  1,385
                                                                                                --------------
     Total expenses ...................................................................                 29,996
   Less expenses reimbursed by investment advisor .....................................                (27,725)
   Custodian fees paid indirectly .....................................................                   (388)
                                                                                                --------------
     Net expenses .....................................................................                  1,883
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                  5,856
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................                 (3,151)
   Net change in unrealized appreciation (depreciation) on investments ................                 (7,132)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................                (10,283)
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $       (4,427)
                                                                                                ==============

                        See Notes to Financial Statements

              PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               FROM INCEPTION
                                                                                                 FEBRUARY 3,
                                                                                                   2006 TO
                                                                                                JUNE 30, 2006
                                                                                                 (UNAUDITED)
                                                                                               --------------
FROM OPERATIONS
  Net investment income (loss) ........................................................         $        5,856
  Net realized gain (loss) ............................................................                 (3,151)
  Net change in unrealized appreciation (depreciation) ................................                 (7,132)
                                                                                                --------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................                 (4,427)
                                                                                                --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (141,694 shares) ......................................              1,410,338
  Cost of shares repurchased (10,840 shares) ..........................................               (108,573)
                                                                                                --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........................              1,301,765
                                                                                                --------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................              1,297,338

NET ASSETS
  Beginning of period .................................................................                     --
                                                                                                --------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $5,856] .............         $    1,297,338
                                                                                                ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                                FROM INCEPTION
                                                                                                 FEBRUARY 3,
                                                                                                   2006 TO
                                                                                                JUNE 30, 2006
                                                                                                 (UNAUDITED)
                                                                                                --------------
Net asset value, beginning of period ..................................................         $        10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1) .....................................................                   0.09
  Net realized and unrealized gain (loss) .............................................                  (0.18)
                                                                                                --------------
    TOTAL FROM INVESTMENT OPERATIONS ..................................................                  (0.09)
                                                                                                --------------
CHANGE IN NET ASSET VALUE .............................................................                  (0.09)
                                                                                                --------------
NET ASSET VALUE, END OF PERIOD ........................................................         $         9.91
                                                                                                ==============
Total return ..........................................................................                  (0.86)%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...............................................         $        1,297

RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses(2) ...........................................................                   0.70%(3)
  Gross operating expenses(2) .........................................................                  11.01%(3)
  Net investment income (loss) ........................................................                   2.18%(3)
Portfolio turnover ....................................................................                     27%(4)

(1)   Computed using average shares outstanding.

(2) The series also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(3)   Annualized.

(4)   Not annualized.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Mid-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                   BEGINNING           ENDING        EXPENSES PAID
       SANFORD BERNSTEIN MID-CAP VALUE           ACCOUNT VALUE      ACCOUNT VALUE       DURING
                    SERIES                     DECEMBER 31, 2005    JUNE 30, 2006       PERIOD*
   ----------------------------------------    -----------------    -------------    -------------
   Actual                                          $1,000.00          $1,076.30          $6.69

   Hypothetical (5% return before expenses)         1,000.00           1,018.27           6.53

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                        25%
Industrials                                       20
Consumer Discretionary                            16
Information Technology                            11
Materials                                          8
Energy                                             6
Utilities                                          6
Other                                              8

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--92.6%

AEROSPACE & DEFENSE--1.1%
   Goodrich Corp. .........................................           36,400    $    1,466,556
                                                                                --------------
AGRICULTURAL PRODUCTS--1.0%
   Corn Products International, Inc. ......................           40,000         1,224,000
                                                                                --------------
AIR FREIGHT & LOGISTICS--0.6%
   Ryder System, Inc. .....................................           12,400           724,532
                                                                                --------------
AIRLINES--2.3%
   Alaska Air Group, Inc.(b) ..............................           36,900         1,454,598
   Continental Airlines, Inc. Class B(b) ..................           48,900         1,457,220
                                                                                --------------
                                                                                     2,911,818
                                                                                --------------
APPAREL RETAIL--1.4%
   Payless ShoeSource, Inc.(b) ............................           63,700         1,730,729
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.3%
   Liz Claiborne, Inc. ....................................           17,800           659,668
   VF Corp. ...............................................           14,900         1,012,008
                                                                                --------------
                                                                                     1,671,676
                                                                                --------------
APPLICATION SOFTWARE--0.4%
   Intergraph Corp.(b) ....................................           15,700           494,393
                                                                                --------------
AUTO PARTS & EQUIPMENT--2.8%
   ArvinMeritor, Inc. .....................................           93,500         1,607,265
   TRW Automotive Holdings Corp.(b) .......................           70,800         1,931,424
                                                                                --------------
                                                                                     3,538,689
                                                                                --------------
AUTOMOTIVE RETAIL--1.0%
   AutoNation, Inc.(b) ....................................           58,061         1,244,828
                                                                                --------------
BREWERS--0.8%
   Molson Coors Brewing Co. Class B .......................           15,000         1,018,200
                                                                                --------------
COMMUNICATIONS EQUIPMENT--2.3%
   Andrew Corp.(b) ........................................          131,600         1,165,976
   CommScope, Inc.(b) .....................................           55,500         1,743,810
                                                                                --------------
                                                                                     2,909,786
                                                                                --------------
CONSTRUCTION & ENGINEERING--1.3%
   Quanta Services, Inc.(b) ...............................           97,300         1,686,209
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--1.8%
   Terex Corp.(b) .........................................           23,800         2,349,060
                                                                                --------------
CONSTRUCTION MATERIALS--0.6%
   Texas Industries, Inc. .................................           14,100           748,710
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
DATA PROCESSING & OUTSOURCED SERVICES--1.3%
   CSG Systems International, Inc.(b) .....................           67,800    $    1,677,372
                                                                                --------------
DEPARTMENT STORES--0.5%
   Saks, Inc. .............................................           35,900           580,503
                                                                                --------------
DRUG RETAIL--0.9%
   Longs Drug Stores Corp. ................................           25,300         1,154,186
                                                                                --------------
ELECTRIC UTILITIES--2.9%
   Allegheny Energy, Inc.(b) ..............................           62,000         2,298,340
   Northeast Utilities ....................................           66,700         1,378,689
                                                                                --------------
                                                                                     3,677,029
                                                                                --------------
ELECTRICAL COMPONENTS & EQUIPMENT--3.5%
   Acuity Brands, Inc. ....................................           31,700         1,233,447
   Cooper Industries Ltd. Class A .........................           25,300         2,350,876
   Genlyte Group, Inc. (The)(b) ...........................           11,600           840,188
                                                                                --------------
                                                                                     4,424,511
                                                                                --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.4%
   AVX Corp. ..............................................           28,200           445,278
   Checkpoint Systems, Inc.(b) ............................           43,800           972,798
   Vishay Intertechnology, Inc.(b) ........................          103,400         1,626,482
                                                                                --------------
                                                                                     3,044,558
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--1.0%
   Sanmina-SCI Corp.(b) ...................................          167,000           768,200
   Solectron Corp.(b) .....................................          154,400           528,048
                                                                                --------------
                                                                                     1,296,248
                                                                                --------------
FOOD DISTRIBUTORS--1.7%
   Performance Food Group Co.(b) ..........................           70,200         2,132,676
                                                                                --------------
FOOD RETAIL--0.1%
   SUPERVALU, Inc. ........................................            4,000           122,800
                                                                                --------------
GENERAL MERCHANDISE STORES--1.0%
   Big Lots, Inc.(b) ......................................           75,300         1,286,124
                                                                                --------------
HEALTH CARE DISTRIBUTORS--0.5%
   Owens & Minor, Inc. ....................................           21,100           603,460
                                                                                --------------
HEALTH CARE FACILITIES--0.4%
   Universal Health Services, Inc. Class B ................           10,000           502,600
                                                                                --------------
HOME FURNISHINGS--1.0%
   Furniture Brands International, Inc. ...................           59,700         1,244,148
                                                                                --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.3%
   Constellation Energy Group, Inc. .......................           30,000         1,635,600
                                                                                --------------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
INDUSTRIAL MACHINERY--3.0%
   Harsco Corp. ...........................................           15,300    $    1,192,788
   Mueller Industries, Inc. ...............................           12,500           412,875
   SPX Corp. ..............................................           38,800         2,170,860
                                                                                --------------
                                                                                     3,776,523
                                                                                --------------
INTEGRATED OIL & GAS--1.8%
   Hess Corp. .............................................           44,400         2,346,540
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--1.3%
   Edwards (A.G.), Inc. ...................................           31,100         1,720,452
                                                                                --------------
LEISURE FACILITIES--1.8%
   Vail Resorts, Inc.(b) ..................................           63,400         2,352,140
                                                                                --------------
LIFE & HEALTH INSURANCE--1.4%
   StanCorp Financial Group, Inc. .........................           36,200         1,842,942
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--1.7%
   PerkinElmer, Inc. ......................................          105,700         2,209,130
                                                                                --------------
METAL & GLASS CONTAINERS--2.2%
   Owens-Illinois, Inc.(b) ................................           86,000         1,441,360
   Silgan Holdings, Inc. ..................................           38,400         1,421,184
                                                                                --------------
                                                                                     2,862,544
                                                                                --------------
MULTI-UTILITIES--1.8%
   Puget Energy, Inc. .....................................           54,200         1,164,216
   Wisconsin Energy Corp. .................................           29,800         1,200,940
                                                                                --------------
                                                                                     2,365,156
                                                                                --------------
OFFICE REIT'S--0.9%
   Digital Realty Trust, Inc. .............................           47,900         1,182,651
                                                                                --------------
OFFICE SERVICES & SUPPLIES--1.7%
   IKON Office Solutions, Inc. ............................          125,300         1,578,780
   United Stationers, Inc.(b) .............................           13,300           655,956
                                                                                --------------
                                                                                     2,234,736
                                                                                --------------
OIL & GAS DRILLING--1.6%
   Rowan Cos., Inc. .......................................           38,000         1,352,420
   TODCO Class A ..........................................           16,200           661,770
                                                                                --------------
                                                                                     2,014,190
                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES--1.3%
   Hanover Compressor Co.(b) ..............................           88,400         1,660,152
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
   Plains Exploration & Production Co.(b) .................           42,200         1,710,788
                                                                                --------------
PHARMACEUTICALS--0.5%
   Endo Pharmaceuticals Holdings, Inc.(b) .................           21,200           699,176
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--1.3%
   Old Republic International Corp. .......................           78,500         1,677,545
                                                                                --------------
PUBLISHING & PRINTING--1.3%
   Reader's Digest Association, Inc. (The) ................          122,200         1,705,912
                                                                                --------------
REGIONAL BANKS--4.5%
   Central Pacific Financial Corp. ........................           36,000         1,393,200
   Trustmark Corp. ........................................           38,634         1,196,495
   UnionBanCal Corp. ......................................           23,500         1,517,865
   Whitney Holding Corp. ..................................           45,500         1,609,335
                                                                                --------------
                                                                                     5,716,895
                                                                                --------------
RESTAURANTS--2.2%
   Jack in the Box, Inc.(b) ...............................           31,400         1,230,880
   Papa John's International, Inc.(b) .....................           49,600         1,646,720
                                                                                --------------
                                                                                     2,877,600
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
SEMICONDUCTORS--1.0%
   Zoran Corp.(b) .........................................           50,700    $    1,234,038
                                                                                --------------
SPECIALIZED REIT'S--2.1%
   FelCor Lodging Trust, Inc. .............................           97,500         2,119,650
   Strategic Hotels & Resorts, Inc. .......................           30,500           632,570
                                                                                --------------
                                                                                     2,752,220
                                                                                --------------
SPECIALTY CHEMICALS--0.5%
   Albemarle Corp. ........................................           14,300           684,684
                                                                                --------------
SPECIALTY STORES--1.8%
   Office Depot, Inc.(b) ..................................           61,300         2,329,400
                                                                                --------------
STEEL--4.5%
   Chaparral Steel Co.(b) .................................           14,100         1,015,482
   Commercial Metals Co. ..................................           27,500           706,750
   Quanex Corp. ...........................................           31,800         1,369,626
   Reliance Steel & Aluminum Co. ..........................           12,700         1,053,465
   Steel Dynamics, Inc. ...................................           24,200         1,590,908
                                                                                --------------
                                                                                     5,736,231
                                                                                --------------
TECHNOLOGY DISTRIBUTORS--1.6%
   Arrow Electronics, Inc.(b) .............................           40,500         1,304,100
   Tech Data Corp.(b) .....................................           18,000           689,580
                                                                                --------------
                                                                                     1,993,680
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--6.4%
   Astoria Financial Corp. ................................           51,750         1,575,787
   MAF Bancorp, Inc. ......................................           14,300           612,612
   Provident Financial Services, Inc. .....................           87,500         1,570,625
   Radian Group, Inc. .....................................           40,100         2,477,378
   Washington Federal, Inc. ...............................           13,100           303,789
   Webster Financial Corp. ................................           33,700         1,598,728
                                                                                --------------
                                                                                     8,138,919
                                                                                --------------
TOBACCO--1.4%
   Universal Corp. ........................................           46,500         1,730,730
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
   GATX Corp. .............................................           49,100         2,086,750
                                                                                --------------
TRUCKING--2.9%
   Con-Way, Inc. ..........................................           32,900         1,905,897
   Laidlaw International, Inc. ............................           72,610         1,829,772
                                                                                --------------
                                                                                     3,735,669
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $97,352,521) ...........................................       118,478,394
                                                                                --------------
FOREIGN COMMON STOCKS(c) --6.2%

ELECTRONIC MANUFACTURING SERVICES--1.2%
   Celestica, Inc. (Canada)(b) ............................          171,605         1,637,112
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--1.2%
   Aspen Insurance Holdings Ltd. (United States) ..........           66,100         1,539,469
                                                                                --------------
REINSURANCE--3.8%
   Arch Capital Group Ltd. (United States)(b) .............           33,000         1,962,180
   PartnerRe Ltd. (United States) .........................            6,700           429,135
   Platinum Underwriters Holdings Ltd. (United States) ....           64,000         1,790,720
   RenaissanceRe Holdings Ltd. (United States) ............           13,500           654,210
                                                                                --------------
                                                                                     4,836,245
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $8,161,935) ............................................         8,012,826
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.8%
   (Identified Cost $105,514,456) ..........................................       126,491,220
                                                                                --------------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
SHORT-TERM INVESTMENTS--2.0%

MONEY MARKET MUTUAL FUNDS--2.0%
   SSgA Money Market Fund
     (4.73% seven day effective yield) ....................        2,524,535    $    2,524,535
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $2,524,535) ............................................         2,524,535
                                                                                --------------
TOTAL INVESTMENTS--100.8%
   (Identified cost $108,038,991) ..........................................       129,015,755(a)
   Other assets and liabilities, net--(0.8)% ...............................        (1,075,745)
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  127,940,010
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $23,738,272 and gross depreciation of $2,761,508 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $108,038,991.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $108,038,991) .........................         $  129,015,755
Receivables
   Investment securities sold .........................................................                482,594
   Dividends and interest .............................................................                112,915
   Fund shares sold ...................................................................                 81,355
Prepaid expenses ......................................................................                     71
                                                                                                --------------
     Total assets .....................................................................            129,692,690
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................              1,539,693
   Fund shares repurchased ............................................................                 23,338
   Investment advisory fee ............................................................                105,346
   Financial agent fee ................................................................                 10,837
   Administration fee .................................................................                  6,614
   Trustees' fee ......................................................................                  3,882
   Other accrued expenses .............................................................                 62,970
                                                                                                --------------
     Total liabilities ................................................................              1,752,680
                                                                                                --------------
NET ASSETS ............................................................................         $  127,940,010
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   98,550,943
   Accumulated net investment loss ....................................................                (19,455)
   Accumulated net realized gain ......................................................              8,431,758
   Net unrealized appreciation ........................................................             20,976,764
                                                                                                --------------
NET ASSETS ............................................................................         $  127,940,010
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              8,785,246
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        14.56
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $      760,463
   Interest ...........................................................................                 56,057
                                                                                                --------------
     Total investment income ..........................................................                816,520
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                660,584
   Financial agent fee ................................................................                 53,931
   Administration fee .................................................................                 40,893
   Printing ...........................................................................                 32,945
   Professional .......................................................................                 15,478
   Trustees ...........................................................................                 12,272
   Custodian ..........................................................................                  8,848
   Miscellaneous ......................................................................                 17,264
                                                                                                --------------
     Total expenses ...................................................................                842,215
   Less expenses reimbursed by investment advisor .....................................                (23,378)
   Custodian fees paid indirectly .....................................................                   (972)
                                                                                                --------------
     Net expenses .....................................................................                817,865
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                 (1,345)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized gain (loss) on investments ............................................              8,436,709
   Net change in unrealized appreciation (depreciation) on investments ................                755,548
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................              9,192,257
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $    9,190,912
                                                                                                ==============

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $       (1,345)   $       83,630
   Net realized gain (loss) ................................................       8,436,709        12,728,616
   Net change in unrealized appreciation (depreciation) ....................         755,548        (4,219,233)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............       9,190,912         8,593,013
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................        (101,741)         (129,834)
   Net realized short-term gains ...........................................        (200,939)       (1,366,716)
   Net realized long-term gains ............................................      (3,952,649)       (7,378,096)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............      (4,255,329)       (8,874,646)
                                                                              --------------    --------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (477,293 and 680,996 shares, respectively)        7,096,088         9,775,721
   Net asset value of shares issued from reinvestment of distributions
     (303,484 and 629,282 shares, respectively) ............................       4,255,329         8,874,646
   Cost of shares repurchased (690,396 and 887,940 shares, respectively) ...     (10,202,347)      (12,527,064)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............       1,149,070         6,123,303
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................       6,084,653         5,841,670

NET ASSETS
   Beginning of period .....................................................     121,855,357       116,013,687
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF $(19,455) AND $83,631,
     RESPECTIVELY] .........................................................  $  127,940,010    $  121,855,357
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                              YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006      ----------------------------------------------------------------
                                              (UNAUDITED)         2005           2004         2003         2002          2001
                                             -------------      ---------      ---------    ---------    ---------     ---------
Net asset value, beginning of period ......    $    14.01       $   14.02      $   12.54    $    9.20    $   10.97     $    9.07

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ............            --(1)(4)      0.01(1)        0.02         0.03         0.10          0.13
  Net realized and unrealized gain (loss) .          1.05            1.08           2.51         3.72        (1.02)         1.95
                                               ----------       ---------      ---------    ---------    ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS ......          1.05            1.09           2.53         3.75        (0.92)         2.08
                                               ----------       ---------      ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income ....         (0.01)          (0.02)         (0.02)       (0.02)       (0.10)        (0.13)
  Distributions from net realized gains ...         (0.49)          (1.08)         (1.03)       (0.39)       (0.75)        (0.05)
                                               ----------       ---------      ---------    ---------    ---------     ---------
    TOTAL DISTRIBUTIONS ...................         (0.50)          (1.10)         (1.05)       (0.41)       (0.85)        (0.18)
                                               ----------       ---------      ---------    ---------    ---------     ---------
CHANGE IN NET ASSET VALUE .................          0.55           (0.01)          1.48         3.34        (1.77)         1.90
                                               ----------       ---------      ---------    ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ............    $    14.56       $   14.01      $   14.02    $   12.54    $    9.20     $   10.97
                                               ==========       =========      =========    =========    =========     =========
Total return ..............................          7.63%(3)        7.73%         20.41%       40.97%       (8.55)%       22.98%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...    $  127,940       $ 121,855      $ 116,014    $  85,868    $  61,289     $  48,556

RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..................          1.30%(2)        1.30%          1.30%        1.30%        1.28%         1.20%
  Gross operating expenses ................          1.34%(2)        1.33%          1.34%        1.37%        1.40%         1.54%
  Net investment income (loss) ............         (0.00)%(2)       0.07%          0.25%        0.46%        1.12%         1.72%
Portfolio turnover ........................            32%(3)          37%            36%          29%          44%           28%

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

(4)   Amount is less than $0.01.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Small-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                   BEGINNING           ENDING        EXPENSES PAID
              SANFORD BERNSTEIN                  ACCOUNT VALUE      ACCOUNT VALUE       DURING
            SMALL-CAP VALUE SERIES             DECEMBER 31, 2005    JUNE 30, 2006       PERIOD*
   ----------------------------------------    -----------------    -------------    -------------
   Actual                                          $1,000.00          $1,086.10          $6.72

   Hypothetical (5% return before expenses)         1,000.00           1,018.27           6.53

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 1.30%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                        26%
Industrials                                       20
Consumer Discretionary                            15
Information Technology                            12
Materials                                          9
Consumer Staples                                   6
Energy                                             5
Other                                              7

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--92.9%

AIRLINES--2.3%
   Alaska Air Group, Inc.(b) ..............................           28,000    $    1,103,760
   Continental Airlines, Inc. Class B(b) ..................           22,400           667,520
                                                                                --------------
                                                                                     1,771,280
                                                                                --------------
APPAREL RETAIL--2.0%
   Payless ShoeSource, Inc.(b) ............................           38,100         1,035,177
   Too, Inc.(b) ...........................................           13,800           529,782
                                                                                --------------
                                                                                     1,564,959
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.2%
   Phillips-Van Heusen Corp. ..............................           24,600           938,736
                                                                                --------------
APPLICATION SOFTWARE--0.4%
   Intergraph Corp.(b) ....................................            9,200           289,708
                                                                                --------------
AUTO PARTS & EQUIPMENT--2.5%
   ArvinMeritor, Inc. .....................................           56,800           976,392
   TRW Automotive Holdings Corp.(b) .......................           36,600           998,448
                                                                                --------------
                                                                                     1,974,840
                                                                                --------------
AUTOMOTIVE RETAIL--1.0%
   Sonic Automotive, Inc. .................................           36,250           804,025
                                                                                --------------
COMMUNICATIONS EQUIPMENT--3.2%
   ADC Telecommunications, Inc.(b) ........................           12,142           204,714
   Andrew Corp.(b) ........................................           79,300           702,598
   Black Box Corp. ........................................           12,800           490,624
   CommScope, Inc.(b) .....................................           33,500         1,052,570
                                                                                --------------
                                                                                     2,450,506
                                                                                --------------
CONSTRUCTION & ENGINEERING--2.3%
   Granite Construction, Inc. .............................           17,100           774,117
   Quanta Services, Inc.(b) ...............................           58,700         1,017,271
                                                                                --------------
                                                                                     1,791,388
                                                                                --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--3.4%
   Accuride Corp.(b) ......................................           70,975           885,058
   Cascade Corp. ..........................................           10,425           412,309
   Terex Corp.(b) .........................................           13,300         1,312,710
                                                                                --------------
                                                                                     2,610,077
                                                                                --------------
CONSTRUCTION MATERIALS--0.6%
   Texas Industries, Inc. .................................            8,500           451,350
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--1.3%
   CSG Systems International, Inc.(b) .....................           41,100         1,016,814
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
DEPARTMENT STORES--0.4%
   Saks, Inc. .............................................           20,300    $      328,251
                                                                                --------------
DRUG RETAIL--0.8%
   Longs Drug Stores Corp. ................................           13,100           597,622
                                                                                --------------
ELECTRIC UTILITIES--1.2%
   Northeast Utilities ....................................           43,850           906,380
                                                                                --------------
ELECTRICAL COMPONENTS & EQUIPMENT--3.2%
   Acuity Brands, Inc. ....................................           23,300           906,603
   C&D Technologies, Inc. .................................           77,000           579,040
   Genlyte Group, Inc. (The)(b) ...........................           13,800           999,534
                                                                                --------------
                                                                                     2,485,177
                                                                                --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.7%
   AVX Corp. ..............................................           16,190           255,640
   Checkpoint Systems, Inc.(b) ............................           26,100           579,681
   GSi Group, Inc.(b) .....................................           29,000           249,110
   Vishay Intertechnology, Inc.(b) ........................           63,400           997,282
                                                                                --------------
                                                                                     2,081,713
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--2.0%
   CTS Corp. ..............................................           76,100         1,133,129
   Sanmina-SCI Corp.(b) ...................................           85,500           393,300
                                                                                --------------
                                                                                     1,526,429
                                                                                --------------
FOOD DISTRIBUTORS--1.3%
   Performance Food Group Co.(b) ..........................           33,900         1,029,882
                                                                                --------------
FOOD RETAIL--0.9%
   Pathmark Stores, Inc.(b) ...............................           71,200           669,992
                                                                                --------------
GENERAL MERCHANDISE STORES--0.5%
   Big Lots, Inc.(b) ......................................           23,700           404,796
                                                                                --------------
HEALTH CARE EQUIPMENT--2.0%
   CONMED Corp.(b) ........................................           30,000           621,000
   Datascope Corp. ........................................           29,900           922,116
                                                                                --------------
                                                                                     1,543,116
                                                                                --------------
HEALTH CARE FACILITIES--0.7%
   Universal Health Services, Inc. Class B ................           10,900           547,834
                                                                                --------------
HOME FURNISHINGS--1.0%
   Furniture Brands International, Inc. ...................           36,300           756,492
                                                                                --------------
INDUSTRIAL MACHINERY--0.5%
   Columbus Mckinnon Corp.(b) .............................           14,800           321,752
   Wolverine Tube, Inc.(b) ................................           28,800           105,696
                                                                                --------------
                                                                                       427,448
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
INTEGRATED TELECOMMUNICATION SERVICES--1.4%
   Eschelon Telecom, Inc.(b) ..............................           15,300    $      236,691
   General Communication, Inc. Class A(b) .................           70,500           868,560
                                                                                --------------
                                                                                     1,105,251
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--1.5%
   Edwards (A.G.), Inc. ...................................           21,700         1,200,444
                                                                                --------------
LEISURE FACILITIES--1.3%
   Vail Resorts, Inc.(b) ..................................           27,100         1,005,410
                                                                                --------------
LEISURE PRODUCTS--0.2%
   Callaway Golf Co. ......................................           11,500           149,385
                                                                                --------------
LIFE & HEALTH INSURANCE--1.5%
   StanCorp Financial Group, Inc. .........................           23,400         1,191,294
                                                                                --------------
LIFE SCIENCES TOOLS & SERVICES--1.2%
   PerkinElmer, Inc. ......................................           44,000           919,600
                                                                                --------------
METAL & GLASS CONTAINERS--1.3%
   Silgan Holdings, Inc. ..................................           26,400           977,064
                                                                                --------------
MULTI-LINE INSURANCE--0.5%
   American National Insurance Co. ........................            2,700           350,244
                                                                                --------------
MULTI-UTILITIES--0.9%
   Puget Energy, Inc. .....................................           33,900           728,172
                                                                                --------------
OFFICE SERVICES & SUPPLIES--1.2%
   IKON Office Solutions, Inc. ............................           75,200           947,520
                                                                                --------------
OIL & GAS DRILLING--0.5%
   TODCO Class A ..........................................           10,000           408,500
                                                                                --------------
OIL & GAS EQUIPMENT & SERVICES--2.5%
   Bristow Group, Inc.(b) .................................           11,700           421,200
   Hanover Compressor Co.(b) ..............................           53,600         1,006,608
   Oil States International, Inc.(b) ......................           14,200           486,776
                                                                                --------------
                                                                                     1,914,584
                                                                                --------------
OIL & GAS EXPLORATION & PRODUCTION--1.8%
   Plains Exploration & Production Co.(b) .................           33,900         1,374,306
                                                                                --------------
PACKAGED FOODS & MEATS--1.7%
   J & J Snack Foods Corp. ................................           14,000           462,980
   Premium Standard Farms, Inc. ...........................           51,500           835,845
                                                                                --------------
                                                                                     1,298,825
                                                                                --------------
PAPER PACKAGING--0.4%
   Rock-Tenn Co. Class A ..................................           18,300           291,885
                                                                                --------------
PAPER PRODUCTS--0.8%
   Schweitzer-Mauduit International, Inc. .................           27,525           595,916
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--3.1%
   American Physicians Capital, Inc.(b) ...................           22,300         1,172,757
   Harleysville Group, Inc. ...............................           39,200         1,243,424
                                                                                --------------
                                                                                     2,416,181
                                                                                --------------
PUBLISHING & PRINTING--1.1%
   Reader's Digest Association, Inc. (The) ................           59,300           827,828
                                                                                --------------
REGIONAL BANKS--5.3%
   AmericanWest Bancorp ...................................           28,500           645,525
   Central Pacific Financial Corp. ........................           22,900           886,230
   Community Bank System, Inc. ............................           17,600           354,992
   First Indiana Corp. ....................................           33,750           878,512
   Trustmark Corp. ........................................           31,500           975,555
   Whitney Holding Corp. ..................................           11,100           392,607
                                                                                --------------
                                                                                     4,133,421
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
RESTAURANTS--2.2%
   Jack in the Box, Inc.(b) ...............................           18,500    $      725,200
   Papa John's International, Inc.(b) .....................           29,900           992,680
                                                                                --------------
                                                                                     1,717,880
                                                                                --------------
SEMICONDUCTORS--1.1%
   Lattice Semiconductor Corp.(b) .........................           29,100           179,838
   Zoran Corp.(b) .........................................           28,900           703,426
                                                                                --------------
                                                                                       883,264
                                                                                --------------
SPECIALIZED CONSUMER SERVICES--1.7%
   Alderwoods Group, Inc.(b) ..............................           21,300           414,498
   Steiner Leisure Ltd.(b) ................................           23,200           917,096
                                                                                --------------
                                                                                     1,331,594
                                                                                --------------
SPECIALIZED REIT'S--3.7%
   Digital Realty Trust, Inc. .............................           29,600           730,824
   Equity Inns, Inc. ......................................           47,700           789,912
   FelCor Lodging Trust, Inc. .............................           45,800           995,692
   Strategic Hotels & Resorts, Inc. .......................           18,500           383,690
                                                                                --------------
                                                                                     2,900,118
                                                                                --------------
SPECIALTY CHEMICALS--0.5%
   Albemarle Corp. ........................................            8,000           383,040
                                                                                --------------
STEEL--5.2%
   Chaparral Steel Co.(b) .................................            8,500           612,170
   Commercial Metals Co. ..................................           41,600         1,069,120
   Quanex Corp. ...........................................           19,350           833,405
   Reliance Steel & Aluminum Co. ..........................            7,600           630,420
   Steel Dynamics, Inc. ...................................           14,100           926,934
                                                                                --------------
                                                                                     4,072,049
                                                                                --------------
TECHNOLOGY DISTRIBUTORS--0.6%
   Bell Microproducts, Inc.(b) ............................           13,350            72,357
   Global Imaging Systems, Inc.(b) ........................            9,200           379,776
                                                                                --------------
                                                                                       452,133
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--4.2%
   Astoria Financial Corp. ................................           33,750         1,027,688
   MAF Bancorp, Inc. ......................................            8,700           372,708
   Provident Financial Services, Inc. .....................           50,300           902,885
   Webster Financial Corp. ................................           19,900           944,056
                                                                                --------------
                                                                                     3,247,337
                                                                                --------------
TOBACCO--0.8%
   Universal Corp. ........................................           16,600           617,852
                                                                                --------------
TRADING COMPANIES & DISTRIBUTORS--1.5%
   GATX Corp. .............................................           27,800         1,181,500
                                                                                --------------
TRUCKING--5.8%
   Arkansas Best Corp. ....................................           15,000           753,150
   Con-Way, Inc. ..........................................           17,900         1,036,947
   Dollar Thrifty Automotive Group, Inc.(b) ...............           37,000         1,667,590
   Laidlaw International, Inc. ............................           41,000         1,033,200
                                                                                --------------
                                                                                     4,490,887
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
   (Identified cost $59,743,636) ...........................................        72,082,299
                                                                                --------------
FOREIGN COMMON STOCKS(c)--5.6%

BROADCASTING & CABLE TV--0.2%
   Corus Entertainment, Inc. Class B (Canada) .............            6,000           193,800
                                                                                --------------
ELECTRONIC MANUFACTURING SERVICES--1.0%
   Celestica, Inc. (Canada)(b) ............................           81,860           780,944
                                                                                --------------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

                                                                  SHARES            VALUE
                                                              --------------    --------------
PROPERTY & CASUALTY INSURANCE--1.2%
   Aspen Insurance Holdings Ltd. (United States) ..........           40,700    $      947,903
                                                                                --------------
REINSURANCE--3.2%
   Arch Capital Group Ltd. (United States)(b) .............           20,000         1,189,200
   PartnerRe Ltd. (United States) .........................            2,900           185,745
   Platinum Underwriters Holdings Ltd.
     (United States) ......................................           38,400         1,074,432
                                                                                --------------
                                                                                     2,449,377
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $4,469,626) ............................................         4,372,024
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--98.5%
   (Identified Cost $64,213,262) ...........................................        76,454,323
                                                                                --------------
SHORT-TERM INVESTMENTS--1.3%

MONEY MARKET MUTUAL FUNDS--1.3%
   SSgA Money Market Fund
     (4.73% seven day effective yield) ....................          984,099           984,099
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $984,099) ..............................................           984,099
                                                                                --------------
TOTAL INVESTMENTS--99.8%
   (Identified cost $65,197,361) ...........................................        77,438,422(a)
   Other assets and liabilities, net--0.2% .................................           161,295
                                                                                --------------
NET ASSETS--100.0% .........................................................    $   77,599,717
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,596,347 and gross depreciation of $2,355,286 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $65,197,361.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $65,197,361) ..........................         $   77,438,422
Receivables
   Investment securities sold .........................................................                398,756
   Fund shares sold ...................................................................                 86,157
   Dividends and interest .............................................................                 58,390
Prepaid expenses ......................................................................                     43
                                                                                                --------------
     Total assets .....................................................................             77,981,768
                                                                                                --------------
LIABILITIES
Cash overdraft ........................................................................                     50
Payables
   Investment securities purchased ....................................................                242,223
   Fund shares repurchased ............................................................                 14,150
   Investment advisory fee ............................................................                 66,402
   Printing fee .......................................................................                 23,981
   Financial agent fee ................................................................                  8,107
   Administration fee .................................................................                  4,007
   Trustees' fee ......................................................................                  1,721
   Other accrued expenses .............................................................                 21,410
                                                                                                --------------
     Total liabilities ................................................................                382,051
                                                                                                --------------
NET ASSETS ............................................................................         $   77,599,717
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   58,213,509
   Accumulated net investment loss ....................................................                (40,890)
   Accumulated net realized gain ......................................................              7,186,037
   Net unrealized appreciation ........................................................             12,241,061
                                                                                                --------------
NET ASSETS ............................................................................         $   77,599,717
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              4,327,612
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        17.93
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
   Dividends ..........................................................................         $      402,130
   Interest ...........................................................................                 44,721
   Foreign taxes withheld .............................................................                    (81)
                                                                                                --------------
     Total investment income ..........................................................                446,770
                                                                                                --------------
EXPENSES
   Investment advisory fee ............................................................                393,881
   Financial agent fee ................................................................                 38,789
   Administration fee .................................................................                 24,383
   Printing ...........................................................................                 18,931
   Professional .......................................................................                 15,478
   Trustees ...........................................................................                 10,042
   Custodian ..........................................................................                  7,471
   Miscellaneous ......................................................................                 11,237
                                                                                                --------------
     Total expenses ...................................................................                520,212
   Less expenses reimbursed by investment advisor .....................................                (32,342)
   Custodian fees paid indirectly .....................................................                   (210)
                                                                                                --------------
     Net expenses .....................................................................                487,660
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                (40,890)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............................................              7,202,238
   Net change in unrealized appreciation (depreciation) on investments ................             (1,076,192)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................              6,126,046
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $    6,085,156
                                                                                                ==============

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $      (40,890)   $     (128,347)
   Net realized gain (loss) ................................................       7,202,238         6,002,143
   Net change in unrealized appreciation (depreciation) ....................      (1,076,192)       (1,309,214)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............       6,085,156         4,564,582
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains ...........................................        (331,496)         (633,711)
   Net realized long-term gains ............................................      (1,900,862)       (3,273,992)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............      (2,232,358)       (3,907,703)
                                                                              --------------    --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (287,395 and 693,563 shares,
     respectively) .........................................................       5,251,273        12,090,165
     Net asset value of shares issued from reinvestment of distributions
     (129,916 and 227,677 shares, respectively) ............................       2,232,358         3,907,703
   Cost of shares repurchased (344,883 and 716,388 shares, respectively) ...      (6,158,949)      (12,017,455)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............       1,324,682         3,980,413
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................       5,177,480         4,637,292

NET ASSETS
   Beginning of period .....................................................      72,422,237        67,784,945
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND
     UNDISTRIBUTED NET INVESTMENT INCOME OF $(40,890) AND $0,
     RESPECTIVELY] .........................................................  $   77,599,717    $   72,422,237
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                                YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006      -------------------------------------------------------------------
                                              (UNAUDITED)         2005           2004           2003          2002          2001
                                             -------------      ---------      ---------      ---------     ---------     ---------
Net asset value, beginning of period ......    $    17.02       $   16.74      $   14.84      $   10.50     $   12.08     $   10.62

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ............         (0.01)(1)       (0.03)(1)      (0.03)(1)       0.02(1)       0.06          0.07
  Net realized and unrealized gain (loss) .          1.45            1.28           3.39           4.57         (1.09)         1.59
                                               ----------       ---------      ---------      ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS ......          1.44            1.25           3.36           4.59         (1.03)         1.66
                                               ----------       ---------      ---------      ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income ....            --              --             --             --         (0.06)        (0.07)
  Distributions from net realized gains ...         (0.53)          (0.97)         (1.46)         (0.25)        (0.49)        (0.13)
                                               ----------       ---------      ---------      ---------     ---------     ---------
    TOTAL DISTRIBUTIONS ...................         (0.53)          (0.97)         (1.46)         (0.25)        (0.55)        (0.20)
                                               ----------       ---------      ---------      ---------     ---------     ---------
CHANGE IN NET ASSET VALUE .................          0.91            0.28           1.90           4.34         (1.58)         1.46
                                               ----------       ---------      ---------      ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD ............    $    17.93       $   17.02      $   16.74      $   14.84     $   10.50     $   12.08
                                               ==========       =========      =========      =========     =========     =========
Total return ..............................          8.61%(3)        7.46%         22.67%         43.86%        (8.54)%       15.76%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...    $   77,600       $  72,422      $  67,785      $  48,756     $  32,968     $  17,232

RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..................          1.30%(2)        1.30%          1.30%          1.30%         1.29%         1.20%
  Gross operating expenses ................          1.39%(2)        1.40%          1.43%          1.52%         1.64%         2.33%
  Net investment income (loss) ............         (0.11)%(2)      (0.19)%        (0.22)%         0.14%         0.86%         1.12%
Portfolio turnover ........................            35%(3)          32%            44%            36%           40%           18%

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

ABOUT YOUR SERIES EXPENSES (UNAUDITED)

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Van-Kampen Comstock Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                                                   BEGINNING           ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE       DURING
          VAN KAMPEN COMSTOCK SERIES           DECEMBER 31, 2005    JUNE 30, 2006       PERIOD*
   ----------------------------------------    -----------------    -------------    -------------
   Actual                                          $1,000.00          $1,079.70          $4.90

   Hypothetical (5% return before expenses)         1,000.00           1,020.03           4.77

* EXPENSES ARE EQUAL TO THE SERIES' ANNUALIZED EXPENSE RATIO OF 0.95%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS (181) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS INCLUDING CONTRACTUAL CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT REFER TO THE SERIES PROSPECTUS AND THE CONTRACT PROSPECTUS.

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)                                            6/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                        27%
Health Care                                       18
Consumer Discretionary                            12
Consumer Staples                                  11
Telecommunication Staples                         11
Materials                                         10
Information Technology                             5
Other                                              6

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                  SHARES            VALUE
                                                              --------------    --------------
DOMESTIC COMMON STOCKS--86.3%

AIRLINES--0.5%
   Southwest Airlines Co. .................................           32,100    $      525,477
                                                                                --------------
ALUMINUM--2.7%
   Alcoa, Inc. ............................................           88,300         2,857,388
                                                                                --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
   Bank of New York Co., Inc. (The) .......................           33,100         1,065,820
                                                                                --------------
BREWERS--0.6%
   Anheuser-Busch Cos., Inc. ..............................           13,100           597,229
                                                                                --------------
BROADCASTING & CABLE TV--4.9%
   CBS Corp. Class B ......................................            9,700           262,385
   Clear Channel Communications, Inc. .....................           74,700         2,311,965
   Comcast Corp. Class A(b) ...............................           57,400         1,879,276
   Liberty Media - Capital Series A(b) ....................            7,795           652,987
                                                                                --------------
                                                                                     5,106,613
                                                                                --------------
CATALOG RETAIL--0.6%
   Liberty Media Holding Corp.(b) .........................           38,975           672,709
                                                                                --------------
COMMUNICATIONS EQUIPMENT--0.6%
   Cisco Systems, Inc.(b) .................................           32,400           632,772
                                                                                --------------
COMPUTER HARDWARE--1.7%
   Dell, Inc.(b) ..........................................           40,200           981,282
   Hewlett-Packard Co. ....................................            9,700           307,296
   International Business Machines Corp. ..................            5,700           437,874
                                                                                --------------
                                                                                     1,726,452
                                                                                --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
   Affiliated Computer Services, Inc. Class A(b) ..........            6,000           309,660
   First Data Corp. .......................................           12,200           549,488
                                                                                --------------
                                                                                       859,148
                                                                                --------------
DEPARTMENT STORES--0.4%
   Federated Department Stores, Inc. ......................           12,600           461,160
                                                                                --------------
DIVERSIFIED BANKS--4.8%
   U.S. Bancorp ...........................................           13,000           401,440
   Wachovia Corp. .........................................           35,500         1,919,840
   Wells Fargo & Co. ......................................           39,400         2,642,952
                                                                                --------------
                                                                                     4,964,232
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
DIVERSIFIED CHEMICALS--2.2%
   Du Pont (E.I.) de Nemours & Co. ........................           54,500    $    2,267,200
                                                                                --------------
ELECTRIC UTILITIES--1.2%
   American Electric Power Co., Inc. ......................           20,100           688,425
   FirstEnergy Corp. ......................................            8,100           439,101
   FPL Group, Inc. ........................................            2,700           111,726
                                                                                --------------
                                                                                     1,239,252
                                                                                --------------
HEALTH CARE DISTRIBUTORS--0.8%
   Cardinal Health, Inc. ..................................           12,400           797,692
                                                                                --------------
HEALTH CARE EQUIPMENT--0.7%
   Boston Scientific Corp.(b) .............................           41,100           692,124
                                                                                --------------
HOUSEHOLD PRODUCTS--1.7%
   Kimberly-Clark Corp. ...................................           29,300         1,807,810
                                                                                --------------
HYPERMARKETS & SUPER CENTERS--2.2%
   Wal-Mart Stores, Inc. ..................................           48,100         2,316,977
                                                                                --------------
INDUSTRIAL CONGLOMERATES--0.5%
   General Electric Co. ...................................           16,600           547,136
                                                                                --------------
INTEGRATED TELECOMMUNICATION SERVICES--8.6%
   AT&T, Inc. .............................................          169,200         4,718,988
   Embarq Corp.(b) ........................................            4,870           199,621
   Verizon Communications, Inc. ...........................          119,400         3,998,706
                                                                                --------------
                                                                                     8,917,315
                                                                                --------------
INVESTMENT BANKING & BROKERAGE--0.9%
   Merrill Lynch & Co., Inc. ..............................           13,700           952,972
                                                                                --------------
LIFE & HEALTH INSURANCE--1.8%
   AFLAC, Inc. ............................................            8,900           412,515
   MetLife, Inc. ..........................................           12,400           635,004
   Torchmark Corp. ........................................           14,500           880,440
                                                                                --------------
                                                                                     1,927,959
                                                                                --------------
MOVIES & ENTERTAINMENT--5.2%
   News Corp. Class B .....................................           40,800           823,344
   Time Warner, Inc. ......................................          101,500         1,755,950
   Viacom, Inc. Class B(b) ................................           30,900         1,107,456
   Walt Disney Co. (The) ..................................           57,600         1,728,000
                                                                                --------------
                                                                                     5,414,750
                                                                                --------------

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

                                                                  SHARES            VALUE
                                                              --------------    --------------
MULTI-LINE INSURANCE--1.1%
   American International Group, Inc. .....................           12,800    $      755,840
   Genworth Financial, Inc. Class A .......................           10,100           351,884
                                                                                --------------
                                                                                     1,107,724
                                                                                --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--7.9%
   Bank of America Corp. ..................................           75,400         3,626,740
   Citigroup, Inc. ........................................           74,700         3,603,528
   JPMorgan Chase & Co. ...................................           24,800         1,041,600
                                                                                --------------
                                                                                     8,271,868
                                                                                --------------
PACKAGED FOODS & MEATS--1.2%
   Kraft Foods, Inc. Class A ..............................           42,200         1,303,980
                                                                                --------------
PAPER PRODUCTS--3.9%
   International Paper Co. ................................          126,900         4,098,870
                                                                                --------------
PHARMACEUTICALS--9.3%
   Abbott Laboratories ....................................           25,000         1,090,250
   Bristol-Myers Squibb Co. ...............................          142,500         3,685,050
   Lilly (Eli) & Co. ......................................            3,800           210,026
   Pfizer, Inc. ...........................................           65,500         1,537,285
   Schering-Plough Corp. ..................................           86,100         1,638,483
   Wyeth ..................................................           34,300         1,523,263
                                                                                --------------
                                                                                     9,684,357
                                                                                --------------
PROPERTY & CASUALTY INSURANCE--3.6%
   Ambac Financial Group, Inc. ............................            4,700           381,170
   Berkshire Hathaway, Inc. Class A(b) ....................                7           641,613
   Chubb Corp. (The) ......................................           36,500         1,821,350
   St. Paul Travelers Cos., Inc. (The) ....................           19,900           887,142
                                                                                --------------
                                                                                     3,731,275
                                                                                --------------
PUBLISHING & PRINTING--0.4%
   Gannett Co., Inc. ......................................            7,500           419,475
                                                                                --------------
REGIONAL BANKS--1.9%
   PNC Financial Services Group, Inc. (The) ...............           21,500         1,508,655
   SunTrust Banks, Inc. ...................................            5,900           449,934
                                                                                --------------
                                                                                     1,958,589
                                                                                --------------
SEMICONDUCTOR EQUIPMENT--0.4%
   KLA-Tencor Corp. .......................................           10,200           424,014
                                                                                --------------
SEMICONDUCTORS--1.1%
   Intel Corp. ............................................           60,900         1,154,055
                                                                                --------------
SOFT DRINKS--1.7%
   Coca-Cola Co. (The) ....................................           40,700         1,750,914
                                                                                --------------
SPECIALTY CHEMICALS--0.7%
   Rohm and Haas Co. ......................................           15,100           756,812
                                                                                --------------
SYSTEMS SOFTWARE--0.6%
   McAfee, Inc.(b) ........................................           10,400           252,408
   Microsoft Corp. ........................................           14,400           335,520
                                                                                --------------
                                                                                       587,928
                                                                                --------------
THRIFTS & MORTGAGE FINANCE--4.1%
   Fannie Mae .............................................            8,400           404,040
   Freddie Mac ............................................           67,400         3,842,474
                                                                                --------------
                                                                                     4,246,514
                                                                                --------------

                                                                  SHARES            VALUE
                                                              --------------    --------------
TOBACCO--1.8%
   Altria Group, Inc. .....................................           25,000    $    1,835,750
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES--2.2%
   Sprint Nextel Corp. ....................................          113,400         2,266,866
                                                                                --------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $87,221,203) ............................................        89,949,178
                                                                                --------------
FOREIGN COMMON STOCKS(c) --10.0%

DIVERSIFIED BANKS--0.2%
   Barclays plc Sponsored ADR (United Kingdom) ............            3,600           164,808
                                                                                --------------
INTEGRATED OIL & GAS--0.9%
   Total SA Sponsored ADR (France) ........................           15,200           995,904
                                                                                --------------
IT CONSULTING & OTHER SERVICES--0.1%
   Accenture Ltd. Class A (United States) .................            3,900           110,448
                                                                                --------------
PACKAGED FOODS & MEATS--1.9%
   Cadbury Schweppes plc Sponsored ADR
     (United Kingdom) .....................................            1,200            46,584
   Unilever N.V. NY Registered Shares (Netherlands) .......           86,100         1,941,555
                                                                                --------------
                                                                                     1,988,139
                                                                                --------------
PHARMACEUTICALS--6.9%
   GlaxoSmithKline plc ADR (United Kingdom) ...............           77,200         4,307,760
   Roche Holding AG Sponsored ADR (Switzerland) ...........           20,000         1,653,000
   Sanofi-Aventis ADR (France) ............................           24,700         1,202,890
                                                                                --------------
                                                                                     7,163,650
                                                                                --------------
TOTAL FOREIGN COMMON STOCKS
   (Identified cost $10,139,609) ...........................................        10,422,949
                                                                                --------------
TOTAL LONG TERM INVESTMENTS--96.3%
   (Identified Cost $97,360,812) ...........................................       100,372,127
                                                                                --------------

                                                                    PAR
                                                                   VALUE
                                                                   (000)
                                                              --------------
SHORT-TERM INVESTMENTS--3.1%

FEDERAL AGENCY SECURITIES(d)--3.1%
   FHLB 4.95%, 7/3/06 .....................................   $        3,200         3,199,120
                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
   (Identified cost $3,199,120) ............................................         3,199,120
                                                                                --------------
TOTAL INVESTMENTS--99.4%
   (Identified cost $100,559,932) ..........................................       103,571,247(a)
   Other assets and liabilities, net--0.6% .................................           590,385
                                                                                --------------
NET ASSETS--100.0% .........................................................    $  104,161,632
                                                                                ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,580,566 and gross depreciation of $2,908,258 for federal income tax purposes. At June 30, 2006, the aggregate cost of securities for federal income tax purposes was $100,898,939.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost $100,559,932) .........................         $  103,571,247
Cash ..................................................................................                 90,341
Receivables
   Investment securities sold .........................................................                543,351
   Dividends ..........................................................................                157,943
   Fund shares sold ...................................................................                104,046
   Tax reclaims .......................................................................                  4,747
Prepaid expenses ......................................................................                     67
                                                                                                --------------
     Total assets .....................................................................            104,471,742
                                                                                                --------------
LIABILITIES
Payables
   Investment securities purchased ....................................................                123,848
   Fund shares repurchased ............................................................                 57,487
   Investment advisory fee ............................................................                 57,312
   Printing fee .......................................................................                 32,967
   Professional fee ...................................................................                 17,920
   Financial agent fee ................................................................                  9,824
   Administration fee .................................................................                  5,522
   Trustees' fee ......................................................................                  2,993
   Other accrued expenses .............................................................                  2,237
                                                                                                --------------
     Total liabilities ................................................................                310,110
                                                                                                --------------
NET ASSETS ............................................................................         $  104,161,632
                                                                                                ==============
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ...................................         $   84,117,896
   Undistributed net investment income ................................................                184,300
   Accumulated net realized gain ......................................................             16,848,121
   Net unrealized appreciation ........................................................              3,011,315
                                                                                                --------------
NET ASSETS ............................................................................         $  104,161,632
                                                                                                ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......              7,072,094
                                                                                                ==============
Net asset value and offering price per share ..........................................         $        14.73
                                                                                                ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

INVESTMENT INCOME
  Dividends ...........................................................................         $    1,167,972
  Interest ............................................................................                 64,847
  Foreign taxes withheld ..............................................................                (18,605)
                                                                                                --------------
    Total investment income ...........................................................              1,214,214
                                                                                                --------------
EXPENSES
  Investment advisory fee .............................................................                370,705
  Financial agent fee .................................................................                 47,850
  Administration fee ..................................................................                 34,423
  Printing ............................................................................                 27,672
  Professional ........................................................................                 15,478
  Trustees ............................................................................                 11,355
  Custodian ...........................................................................                  8,281
  Miscellaneous .......................................................................                 17,089
                                                                                                --------------
    Total expenses ....................................................................                532,853
  Less expenses reimbursed by investment advisor ......................................                (29,183)
  Custodian fees paid indirectly ......................................................                   (570)
                                                                                                --------------
    Net expenses ......................................................................                503,100
                                                                                                --------------
NET INVESTMENT INCOME (LOSS) ..........................................................                711,114
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments .............................................             18,585,137
  Net change in unrealized appreciation (depreciation) on investments .................            (11,036,883)
                                                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS ........................................................              7,548,254
                                                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................         $    8,259,368
                                                                                                ==============

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                 (FORMERLY PHOENIX-ENGEMANN VALUE EQUITY SERIES)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 2006      DECEMBER 31,
                                                                               (UNAUDITED)           2005
                                                                              --------------    --------------
FROM OPERATIONS
   Net investment income (loss) ............................................  $      711,114    $    1,489,497
   Net realized gain (loss) ................................................      18,585,137         9,812,099
   Net change in unrealized appreciation (depreciation) ....................     (11,036,883)       (5,589,078)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............       8,259,368         5,712,518
                                                                              --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................................................        (703,208)       (1,333,306)
                                                                              --------------    --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............        (703,208)       (1,333,306)
                                                                              --------------    --------------

FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (160,413 and 88,888 shares, respectively) .       2,337,854         1,167,486
   Net asset value of shares issued from reinvestment of distributions
     (48,722 and 99,023 shares, respectively) ..............................         703,208         1,333,306
   Cost of shares repurchased (906,699 and 2,599,693 shares, respectively) .     (13,151,501)      (34,388,366)
                                                                              --------------    --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............     (10,110,439)      (31,887,574)
                                                                              --------------    --------------
   NET INCREASE (DECREASE) IN NET ASSETS ...................................      (2,554,279)      (27,508,362)

NET ASSETS
   Beginning of period .....................................................     106,715,911       134,224,273
                                                                              --------------    --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $184,300 AND $176,394, RESPECTIVELY] ........................  $  104,161,632    $  106,715,911
                                                                              ==============    ==============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                              SIX MONTHS
                                                 ENDED                               YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2006      -----------------------------------------------------------------
                                              (UNAUDITED)         2005           2004          2003         2002          2001
                                             -------------      ---------      ---------     ---------    ---------     ---------
Net asset value, beginning of period ......    $    13.73       $   13.18      $   11.77     $    9.59    $   12.41     $   15.34

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ............          0.10(1)         0.16(1)        0.11(1)       0.09         0.10          0.11
  Net realized and unrealized gain (loss) .          1.00            0.55           1.41          2.19        (2.82)        (2.86)
                                               ----------       ---------      ---------     ---------    ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS ......          1.10            0.71           1.52          2.28        (2.72)        (2.75)
                                               ----------       ---------      ---------     ---------    ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income ....         (0.10)          (0.16)         (0.11)        (0.10)       (0.10)        (0.09)
  Distributions from net realized gains ...            --              --             --            --           --         (0.09)
                                               ----------       ---------      ---------     ---------    ---------     ---------
    TOTAL DISTRIBUTIONS ...................         (0.10)          (0.16)         (0.11)        (0.10)       (0.10)        (0.18)
                                               ----------       ---------      ---------     ---------    ---------     ---------
CHANGE IN NET ASSET VALUE .................          1.00            0.55           1.41          2.18        (2.82)        (2.93)
                                               ----------       ---------      ---------     ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD ............    $    14.73       $   13.73      $   13.18     $   11.77    $    9.59     $   12.41
                                               ==========       =========      =========     =========    =========     =========
Total return ..............................          7.97%(3)        5.43%         12.91%        23.87%      (21.93)%      (17.96)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...    $  104,162       $ 106,716      $ 134,224     $  92,805    $  71,684     $  84,159

RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..................          0.95%(2)        0.95%          0.95%         0.95%        0.93%         0.85%
  Gross operating expenses ................          1.01%(2)        0.99%          0.98%         1.02%        1.01%         1.00%
  Net investment income (loss) ............          1.34%(2)        1.25%          0.92%         0.88%        0.96%         1.11%
Portfolio turnover ........................            92%(3)          58%            91%          393%         210%          245%

(1)   Computed using average shares outstanding.

(2)   Annualized.

(3)   Not annualized.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2006
                                   (UNAUDITED)

NOTE 1--ORGANIZATION

      The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is organized with series, which are available only to the sub accounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C, and D.

      The Fund is comprised of 26 series (each a "series") each having a distinct investment objective as outlined below:

------------------------------------------------------------------------------------------------------------------------------------
FUND NAME                                                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                                      Intermediate and long-term capital appreciation, with income as
("Capital Growth")                                                 a secondary consideration.
("f/k/a Phoenix-Engemann Capital Growth")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                                      Capital appreciation.
("Mid-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Theme Series                                     Long-term capital appreciation.
("Strategic Theme")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                              High total return consistent with reasonable risk.
("Aberdeen International")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                          Long-term growth of capital.
("AIM Growth")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series                              Long-term capital growth.
("Alger Small-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index Series                   High total return.
("Alliance/Bernstein Enhanced Index")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                Capital appreciation and income with approximately equal
("Duff & Phelps Real Estate Securities")                           emphasis.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                          Dividend growth, current income and capital appreciation.
("Engemann Growth and Income")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                           Long-term growth of capital.
("Engemann Small-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Strategic Allocation Series                       High total return over an extended period of time consistent
("Engemann Strategic Allocation")                                  with prudent investment risk.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                As high a level of current income as is consistent with the
("Goodwin Money Market")                                           preservation of capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                   Long-term total return.
("Goodwin Multi-Sector Fixed Income")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series                To provide high current income while attempting to limit changes
("Goodwin Multi-Sector Short Term Bond")                           in the series' net asset value per share caused by interest rate changes.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                              Long-term capital appreciation with dividend income as a
("Kayne Rising Dividends")                                         secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series                       Long-term capital appreciation, with dividend income as a
("Kayne Small-Cap Quality Value")                                  secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series                  Long-term capital appreciation.
("Lazard International Equity Select")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Dow 30 Series                                     Track the total return of the Dow Jones Industrial Average(SM)
("Northern Dow 30")                                                before series' expenses.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R) Series                        Track the total return of the Nasdaq-100 Index(R) before series'
("Northern Nasdaq-100 Index(R)")                                   expenses.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series : Aggressive Growth    Seek long-term capital growth.
("S&P Aggressive Growth")
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series : Growth               Seek long-term capital growth with current income as a secondary
("S&P Growth")                                                     consideration.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series : Moderate Growth      Seek long-term capital growth and current income, with
("S&P Moderate Growth")                                            a greater emphasis on capital growth.
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
FUND NAME                                                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series : Moderate             Seek current income with capital growth as a secondary
("S&P Moderate")                                                   consideration.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                     Long-term capital appreciation with current income as a
("Sanford Bernstein Mid-Cap Value")                                secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                   Long-term capital appreciation by investing primarily in
("Sanford Bernstein Small-Cap Value")                              small-capitalization stocks that appear to be undervalued, with current income as a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                                 Long-term capital appreciation with current income as a
("Van Kampen Comstock")                                            secondary consideration.
("f/k/a Phoenix-Engemann Value Equity")
------------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.    SECURITY VALUATION

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At June 30, 2006, the total value of these securities represented the following approximate percentage of net assets:

        SERIES                                          PERCENTAGE OF NET ASSETS
        ------                                          ------------------------
        Goodwin Multi-Sector Short Term Bond .........            5.1%

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

      Goodwin Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

B.    SECURITY TRANSACTIONS AND RELATED INCOME

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.    INCOME TAXES

      Each series is treated as a separate taxable entity. It is the policy of each series in the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

      Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. As of June 30, 2006, the Fund has not completed its evaluation of the impact that will result from adopting FIN 48.

D.    DISTRIBUTIONS TO SHAREHOLDERS

      Distributions are recorded by each series on the ex-dividend date. For Goodwin Money Market, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.    EXPENSES

      Expenses incurred by the Fund with respect to more than one series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made. In addition to the net operating expenses that the Phoenix-S&P Asset Allocation series' bear directly, the contract owners, as investors in the series, indirectly bear the series' pro-rata expenses of the underlying funds in which each series invests.

F.    FOREIGN CURRENCY TRANSLATION

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G.    FOREIGN SECURITY COUNTRY DETERMINATION

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H.    FORWARD CURRENCY CONTRACTS

      Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

      At June 30, 2006, the series' had entered into forward currency contracts as follows:

                                                                                                                    NET UNREALIZED
                                                          CONTRACT TO      IN EXCHANGE    SETTLEMENT                 APPRECIATION
                                                            RECEIVE            FOR           DATE        VALUE      (DEPRECIATION)
                                                        ---------------   -------------   ----------  -----------   --------------
      Engemann Strategic Allocation ................    JPY  40,555,200    USD  371,623     8/14/06   $   356,770   $     (14,853)
                                                                                                                    =============

                                                                                                                    NET UNREALIZED
                                                          CONTRACT TO      IN EXCHANGE    SETTLEMENT                 APPRECIATION
                                                             SELL              FOR           DATE        VALUE      (DEPRECIATION)
                                                        ---------------   -------------   ----------  -----------   --------------
                                                        JPY  38,433,150    USD  350,000     8/10/06   $   337,917   $      12,083
                                                                                                                    =============

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

                                                                                                                    NET UNREALIZED
                                                          CONTRACT TO      IN EXCHANGE    SETTLEMENT                 APPRECIATION
                                                            RECEIVE            FOR           DATE        VALUE      (DEPRECIATION)
                                                        ---------------   -------------   ----------  -----------   --------------
      Goodwin Multi-Sector Fixed Income ............    JPY  67,753,200   USD   580,079     7/14/06   $   593,302   $      13,223
                                                        JPY 204,881,400   USD 1,766,219     7/24/06     1,796,970          30,751
                                                        JPY  69,868,200   USD   625,000      8/9/06       615,732         (10,268)
                                                        JPY  69,926,250   USD   623,823      8/9/06       614,221          (9,602)
                                                        JPY  69,523,200   USD   637,068     8/14/06       611,605         (25,463)
                                                        JPY 266,935,000   USD 2,500,000    11/16/06     2,379,705        (120,295)
                                                                                                                    -------------
                                                                                                                    $    (121,654)
                                                                                                                    =============

                                                                                                                    NET UNREALIZED
                                                          CONTRACT TO      IN EXCHANGE    SETTLEMENT                 APPRECIATION
                                                             SELL              FOR           DATE        VALUE      (DEPRECIATION)
                                                        ---------------   -------------   ----------  -----------   --------------
      Goodwin Multi-Sector Fixed Income ............    JPY  71,375,850   USD   650,000     8/10/06   $   627,561   $      22,439
                                                                                                                    =============

                                                                                                                    NET UNREALIZED
                                                          CONTRACT TO      IN EXCHANGE    SETTLEMENT                 APPRECIATION
                                                            RECEIVE            FOR           DATE        VALUE      (DEPRECIATION)
                                                        ---------------   -------------   ----------  -----------   --------------
      Goodwin Multi-Sector Short-Term Bond .........    JPY  13,550,640   USD   116,016     7/14/06   $   118,660   $       2,644
                                                        JPY  42,683,625   USD   367,962     7/24/06       374,369           6,407
                                                        JPY  14,555,875   USD   110,000      8/9/06       108,193          (1,807)
                                                        JPY  12,307,020   USD   129,963      8/9/06       127,963          (2,000)
                                                        JPY  14,484,000   USD   132,722     8/14/06       127,416          (5,306)
                                                                                                                    -------------
                                                                                                                    $         (62)
                                                                                                                    =============

                                                                                                                    NET UNREALIZED
                                                          CONTRACT TO      IN EXCHANGE    SETTLEMENT                 APPRECIATION
                                                             SELL              FOR           DATE        VALUE      (DEPRECIATION)
                                                        ---------------   -------------   ----------  -----------   --------------
      Goodwin Multi-Sector Short-Term Bond .........    JPY  10,980,900   USD   100,000     8/10/06   $    96,548   $       3,452
                                                                                                                    =============

      JPY  Japanese Yen     USD  United States Dollar

I.    FUTURES CONTRACTS

      A futures contract is an agreement between two parties to buy and sell a security at a set price on future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

      At June 30, 2006, the series' had entered into futures contracts as follows:

                                                                              VALUE OF
                                                                   NUMBER     CONTRACTS    MARKET       UNREALIZED
                                                   EXPIRATION        OF         WHEN      VALUE OF     APPRECIATION
                                                      DATE        CONTRACTS    OPENED     CONTRACTS   (DEPRECIATION)
                                                  -------------   ---------   ---------   ---------   --------------
      Northern Dow 30
        Dow Jones Industrial Average Index .....  September '06       4       $ 435,059   $ 449,880     $   14,821

      Northern Nasdaq-100 Index(R)
        Nasdaq-100 Index .......................  September '06       2         663,322     668,430          5,108

J.    REIT INVESTMENTS

      Dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

K.    SECURITIES LENDING

      Certain series may loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the series receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the series net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

L.    LOAN AGREEMENTS

      Certain series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The series' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

      A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan.

      Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

M.    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      Certain series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

N.    REPURCHASE AGREEMENTS

      A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

O.    CREDIT LINKED NOTES

      Certain series may invest in credit-linked notes, which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

      The advisors to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisors, Inc. ("PVA"), Duff & Phelps Investment Management Co. ("DPIM"), and Engemann Asset Management ("EAM"). As compensation for their services to the Fund, the advisors are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

      SERIES                                        ADVISOR   $250 MILLION   $250 MILLION   $500 MILLION
      ------                                        -------   ------------   ------------   ------------
      Capital Growth .........................        PIC         0.70%          0.65%          0.60%
      Mid-Cap Growth .........................        PVA         0.80           0.80           0.80
      Strategic Theme ........................        PVA         0.75           0.70           0.65
      Aberdeen International .................        PIC         0.75           0.70           0.65
      AIM Growth .............................        PVA         0.75           0.75           0.75
      Alger Small-Cap Growth .................        PVA         0.85           0.85           0.85
      Alliance/Bernstein Enhanced Index ......        PVA         0.45           0.45           0.45
      Engemann Growth and Income .............        EAM         0.70           0.65           0.60
      Engemann Small-Cap Growth ..............        PIC         0.90           0.90           0.90
      Engemann Strategic Allocation ..........        PIC         0.60           0.55           0.50
      Goodwin Money Market ...................        PIC         0.40           0.35           0.30

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

      SERIES                                       ADVISOR   $250 MILLION   $250 MILLION   $500 MILLION
      ------                                       -------   ------------   ------------   ------------
      Goodwin Multi-Sector Fixed Income .....       PIC          0.50           0.45           0.40
      Goodwin Multi-Sector Short Term Bond ..       PIC          0.50           0.45           0.40
      Kayne Rising Dividends ................       PIC          0.70           0.70           0.70
      Kayne Small-Cap Quality Value .........       PIC          0.90           0.90           0.90
      Lazard International Equity Select ....       PVA          0.90           0.90           0.90
      Northern Dow 30 .......................       PVA          0.35           0.35           0.35
      Northern Nasdaq-100 Index(R) ..........       PVA          0.35           0.35           0.35
      S&P Aggressive Growth .................       PVA(1)       0.40           0.40           0.40
      S&P Growth ............................       PVA(1)       0.40           0.40           0.40
      S&P Moderate Growth ...................       PVA(1)       0.40           0.40           0.40
      S&P Moderate ..........................       PVA(1)       0.40           0.40           0.40
      Sanford Bernstein Mid-Cap Value .......       PVA          1.05           1.05           1.05
      Sanford Bernstein Small-Cap Value .....       PVA          1.05           1.05           1.05
      Van Kampen Comstock ...................       PVA(2)       0.70           0.65           0.60

      (1) For the period February 3, 2006 through April 30, 2006, PIC served as the advisor to the series.

      (2) For the period January 1, 2006 through April 30, 2006, EAM served as the advisor to the series.

                                                                    RATE FOR FIRST   RATE FOR NEXT   RATE FOR OVER
                                                                      $1 BILLION      $1 BILLION      $2 BILLION
                                                                    --------------   -------------   -------------
      Duff & Phelps Real Estate Securities ...........   DPIM           0.75%            0.70%           0.65

      Pursuant to a subadvisory agreement with the Fund, certain advisors delegate certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the respective advisor.

      SERIES                                  SUBADVISOR
      ------                                  ----------
      Capital Growth                          Harris Investment Management, Inc. ("Harris")
      Mid-Cap Growth                          Bennett Lawrence Management LLC ("Bennett Lawrence")
      Strategic Theme                         Bennett Lawrence Management LLC ("Bennett Lawrence")
      Aberdeen International                  Aberdeen Asset Management Inc. ("Aberdeen")
      AIM Growth                              A I M Capital Management, Inc. ("AIM")
      Alger Small-Cap Growth                  Fred Alger Management, Inc. ("Alger")
      Alliance/Bernstein Enhanced Index       AllianceBernstein, L.P. ("Alliance")
      Engemann Small-Cap Growth               Engemann Asset Management ("Engemann")
      Engemann Strategic Allocation           Engemann Asset Management ("Engemann")
      Kayne Rising Dividends                  Kayne Anderson Rudnick Investment Management, LLC ("Kayne")
      Kayne Small-Cap Quality Value           Kayne Anderson Rudnick Investment Management, LLC ("Kayne")
      Lazard International Equity Select      Lazard Asset Management LLC ("Lazard")
      Northern Dow 30                         Northern Trust Investments, N.A. ("Northern")
      Nasdaq-100 Index(R)                     Northern Trust Investments, N.A. ("Northern")
      S&P Aggressive Growth                   Standard & Poor's Investment Advisory Services LLC ("SPIAS")
      S&P Growth                              Standard & Poor's Investment Advisory Services LLC ("SPIAS")
      S&P Moderate Growth                     Standard & Poor's Investment Advisory Services LLC ("SPIAS")
      S&P Moderate                            Standard & Poor's Investment Advisory Services LLC ("SPIAS")
      Sanford Bernstein Mid-Cap Value         AllianceBernstein, L.P. ("Alliance")
      Sanford Bernstein Small-Cap Value       AllianceBernstein, L.P. ("Alliance")
      Van Kampen Comstock                     Morgan Stanley Investment Management Inc. dba Van Kampen ("Van Kampen")

      PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

      PIC is an indirect wholly-owned subsidiary or Phoenix Investment Partners, Ltd.("PXP"). DPIM is a direct subsidiary of PXP. Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of PXP. Kayne is wholly-owned by PXP. PXP in turn is an indirect-wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX").

      Effective June 23, 2006, pursuant to a subadvisory agreement between PIC and Harris with respect to Capital Growth, Harris is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to this series. For the services provided, PIC pays a monthly fee to Harris based on an annual percentage of 0.30% of the average daily net assets.

      For the period of January 1, 2006 to June 25, 2006, pursuant to the subadvisory agreement between PIC and Engemann with respect to Capital Growth, Engemann was the subadvisor and furnished portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to this series. For the services provided, PIC paid a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:

                                                  RATE FOR FIRST   EXCESS OF
      SERIES                                        $3 BILLION     $3 BILLION
      ------                                      --------------   ----------
      Capital Growth ..........................       0.10%           0.30%

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

      Pursuant to a subadvisory agreement between PVA and Bennett Lawrence, Bennett Lawrence is the subadvisor and furnishes portfolio management services to Mid-Cap Growth and Strategic Theme. For the services provided, PVA pays a monthly fee to Bennett Lawrence based on an annual percentage of the average daily net assets of the series as follows:

                                                     FIRST           NEXT          EXCESS
      SERIES                                      $250 MILLION   $250 MILLION   $500 MILLION
      ------                                      ------------   ------------   ------------
      Mid-Cap Growth ..........................      0.400%         0.400%         0.400%
      Strategic Theme .........................      0.375          0.350          0.325

      PIC has engaged Aberdeen as a subadvisor to Aberdeen International. Aberdeen provides the day-to-day portfolio management for this series. For implementing certain portfolio transactions and providing other services to this series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

                                                     FIRST           NEXT          EXCESS
      SERIES                                      $250 MILLION   $250 MILLION   $500 MILLION
      ------                                      ------------   ------------   ------------
      Aberdeen International ..................      0.375%         0.350%         0.325%

      Pursuant to a subadvisory agreement between PVA and AIM, AIM is the subadvisor and furnishes portfolio management services to AIM Growth. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the series as follows:

                                                    RATE FOR       RATE FOR       RATE FOR       RATE FOR
                                                     FIRST           NEXT           NEXT           OVER
      SERIES                                      $500 MILLION   $400 MILLION   $600 MILLION   $1.5 BILLION
      ------                                      ------------   ------------   ------------   ------------
      AIM Growth ..............................      0.400%         0.375%         0.350%         0.250%

      Pursuant to a subadvisory agreement between PVA and Alger, Alger is the subadvisor and furnishes portfolio management services to Alger Small-Cap Growth. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of 0.45% of the average daily net assets of the series.

      Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Enhanced Index. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Value Unit ("Bernstein"). PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

                                                    RATE FOR       RATE FOR       RATE FOR
                                                     FIRST           NEXT           OVER
      SERIES                                      $50 MILLION    $150 MILLION   $200 MILLION
      ------                                      ------------   ------------   ------------
      Alliance/Bernstein Enhanced Index .......      0.225%         0.180%         0.135%

      Pursuant to subadvisory agreements between PIC and Engemann with respect to Engemann Small-Cap Growth and the equity portion of Engemann Strategic Allocation, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to these series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows: For Engemann Small-Cap Growth, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of 0.45%. For the equity portion of Engemann Strategic Allocation, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of 0.20%.

      Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to Kayne Rising Dividends and Kayne Small-Cap Quality Value. For the services provided, PIC pays a monthly fee to Kayne for based on an annual percentage of the combined average daily net assets of both of the series as follows:

                                                    RATE FOR       RATE IN
                                                     UP TO        EXCESS OF
      SERIES                                      $800 MILLION   $800 MILLION
      ------                                      ------------   ------------
      Kayne Rising Dividends ..................      0.30%          0.25%

                                                    RATE FOR       RATE IN
                                                     UP TO        EXCESS OF
      SERIES                                      $200 MILLION   $200 MILLION
      ------                                      ------------   ------------
      Kayne Small-Cap Quality Value ...........      0.50%          0.45%

      Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to Lazard International Equity Select. For the services provided, PVA pays a monthly fee to Lazard for based on an annual percentage of the average daily net assets of the series as follows:

                                                    RATE FOR       RATE IN
                                                     UP TO        EXCESS OF
      SERIES                                      $500 MILLION   $500 MILLION
      ------                                      ------------   ------------
      Lazard International Equity Select ......      0.45%          0.40%

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

      Pursuant to a subadvisory agreement between PVA and Northern, Northern is the subadvisor and provides portfolio management services to Northern Dow 30 and Northern Nasdaq-100 Index(R). For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of 0.10% of the combined average daily net assets of each of both of the series, with a minimum annual fee for each series of $100,000.

      Pursuant to a subadvisory agreement between PIC and SPIAS, SPIAS serves as the subadvisor to the Phoenix-S&P Asset Allocation series'. For the services provided, PIC pays a monthly fee to SPIAS based on an annual percentage of 0.12% of the combined average daily net assets of all of the series.

      Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through Bernstein, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

                                     RATE FOR       RATE FOR
                                      FIRST           OVER
      SERIES                       $25 MILLION    $25 MILLION
      ------                       ------------   ------------
      Sanford Bernstein
          Mid-Cap Value .........      0.80%          0.60%

                                     RATE FOR       RATE FOR       RATE FOR
                                      FIRST           NEXT           OVER
                                   $10 MILLION    $10 MILLION    $20 MILLION
                                   ------------   ------------   ------------
      Sanford Bernstein
          Small-Cap Value .......     0.9000%        0.7875%         0.6750%

      (1) These series subadvised by the Bernstein Equities Unit receives a 10% reduction in subadvisory fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this 10% reduction in fees, the current rate for calculating subadvisory fees for the Sanford Bernstein Small-Cap Value Series is 0.80% of the average daily net assets.

      Effective May 1, 2006, pursuant to a subadvisory agreement between PVA and Van Kampen, Van Kampen is the subadvisor and furnishes portfolio management services to Van Kampen Comstock. For the services provided, PVA pays a monthly fee to Van Kampen based on an annual percentage of 0.35% of the average daily net assets of the series.

      The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management and distribution fees, interest, taxes, brokerage fees and commissions) for all series. For the period ended June 30, 2006, the portion in excess of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

      The advisors will not seek to recapture any prior year's waived investment advisory fees.

                                                               MAXIMUM OPERATING
      SERIES                                                        EXPENSE
      ------                                                   -----------------
      Capital Growth .......................................         0.25%
      Mid-Cap Growth .......................................         0.35
      Strategic Theme ......................................         0.35
      Aberdeen International ...............................         0.40
      AIM Growth ...........................................         0.25
      Alger Small-Cap Growth ...............................         0.15
      Alliance/Bernstein Enhanced Index ....................         0.20
      Duff & Phelps Real Estate Securities .................         0.35
      Engemann Growth and Income ...........................         0.25
      Engemann Small-Cap Growth ............................         0.35
      Engemann Strategic Allocation ........................         0.25
      Goodwin Money Market .................................         0.25
      Goodwin Multi-Sector Fixed Income ....................         0.25
      Goodwin Multi-Sector Short Term Bond .................         0.20
      Kayne Rising Dividends ...............................         0.15
      Kayne Small-Cap Quality Value ........................         0.15
      Lazard International Equity Select ...................         0.15
      Northern Dow 30 ......................................         0.25
      Northern Nasdaq-100 Index(R) .........................         0.25
      S&P Aggressive Growth ................................         0.05(1)
      S&P Growth ...........................................         0.05(1)
      S&P Moderate Growth ..................................         0.05(1)
      S&P Moderate .........................................         0.05(1)
      Sanford Bernstein Mid-Cap Value ......................         0.25
      Sanford Bernstein Small-Cap Value ....................         0.25
      Van Kampen Comstock ..................................         0.25

      (1) The Advisor has contractually agreed to reimburse certain operating expenses for the series until April 30, 2007.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

      As financial agent to the Fund and to each series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PNX, receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting, tax services and and related services provided by PFPC Inc. For the six-month period (the "period") ended June 30, 2006, the Fund paid PEPCO financial agent fees totaling $1,149,475.

      Pursuant to an Administration Agreement, Phoenix Life Insurance Company ("PLIC"), a wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.065% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended June 30, 2006, the Fund paid PLIC $839,060.

      Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX serves as the distributor to the Phoenix-S&P Series' shares. For its services each Phoenix-S&P Series pays PEPCO distribution and/or service fees at an annual rate of 0.25% average daily net assets of each respective Phoenix-S&P Series.

      At June 30, 2006, PLIC and its affiliates held shares in the Fund which aggregate the following:

                                                                     AGGREGATE
                                                                     NET ASSET
                                                         SHARES        VALUE
                                                         -------   -------------
      Alger Small-Cap Growth .................           167,126   $   2,872,463
      Kayne Rising Dividends .................            50,434         571,474
      Kayne Small-Cap Quality Value ..........            52,246         860,430
      S&P Aggressive Growth ..................            20,000         202,212
      S&P Growth .............................            20,000         199,970
      S&P Moderate Growth ....................            20,000         199,770
      S&P Moderate ...........................            20,000         198,021

NOTE 4--PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) during the period ended June 30, 2006, were as follows:

                                                     PURCHASES         SALES
                                                   -------------   -------------
      Capital Growth .........................     $ 560,202,778   $ 605,381,606
      Mid-Cap Growth .........................        17,956,224      20,608,516
      Strategic Theme ........................        21,551,463      22,461,891
      Aberdeen International .................        26,369,496      33,309,290
      AIM Growth .............................        45,440,702      52,388,378
      Alger Small-Cap Growth .................        13,268,826      12,034,710
      Alliance/Bernstein Enhanced Index ......        11,139,045      19,436,578
      Duff & Phelps Real Estate Securities ...        19,268,449      19,009,206
      Engemann Growth and Income .............        19,559,846      24,238,483
      Engemann Small-Cap Growth ..............        27,174,119      54,834,497
      Engemann Strategic Allocation ..........       192,964,160     219,755,080
      Goodwin Money Market ...................         9,499,631              --
      Goodwin Multi-Sector Fixed Income ......        87,318,245      88,540,933
      Goodwin Multi-Sector Short Term Bond ...        15,369,012      17,231,412
      Kayne Rising Dividends .................         3,071,687       5,499,251
      Kayne Small-Cap Quality Value ..........         4,470,835       3,589,040
      Lazard International Equity Select .....        41,237,435      20,159,894
      Northern Dow 30 ........................         2,341,550       4,902,123
      Northern Nasdaq-100 Index(R) ...........           993,333       2,333,814
      S&P Aggressive Growth ..................         5,515,263         383,716
      S&P Growth .............................         7,484,452       1,569,234
      S&P Moderate Growth ....................         4,115,874         659,543
      S&P Moderate ...........................         1,499,737         183,049
      Sanford Bernstein Mid-Cap Value ........        40,947,106      36,610,243
      Sanford Bernstein Small-Cap Value ......        25,710,020      25,758,183
      Van Kampen Comstock ....................        95,321,860     105,478,276

      Purchases and sales of long-term U.S. Government and agency securities during the period ended June 30, 2006, were as follows:

                                                     PURCHASES         SALES
                                                   -------------   -------------
      Engemann Strategic Allocation ..........     $  25,057,080   $  31,847,847
      Goodwin Multi-Sector Fixed Income ......        35,323,438      24,394,228
      Goodwin Multi-Sector Short Term Bond ...         5,249,692       5,080,591

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

NOTE 5--CREDIT RISK AND ASSET CONCENTRATIONS

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series' ability to repatriate such amounts.

      Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

      At June 30, 2006, the series held securities in specific sectors or countries as detailed below:

      SERIES                                     SECTOR/COUNTRY         PERCENTAGE OF TOTAL NET ASSETS
      ------                                 ----------------------     ------------------------------
      Capital Growth                         Information Technology                   29%
      Aberdeen International                 Japan                                    27
      AIM Growth                             Information Technology                   26
      Alger Small-Cap Growth                 Information Technology                   25
      Engemann Small-Cap Growth              Information Technology                   34
      Kayne Small-Cap Quality Value          Financials                               25
      Lazard International Equity Select     United Kingdom                           31
      Northern Dow 30                        Industrials                              26
      Northern Nasdaq-100 Index(R)           Information Technology                   59
      Sanford Bernstein Mid-Cap Value        Financials                               25
      Sanford Bernstein Small-Cap Value      Financials                               25
      Van Kampen Comstock                    Financials                               27

      High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

NOTE 6--ILLIQUID AND RESTRICTED SECURITIES

      Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each series' Schedule of Investments where applicable.

      Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

      At June 30, 2006, the series' held the following restricted securities:

                                                         Acquisition   Acquisition    Market      % of Net Assets
                                                            Date          Cost         Value      at June 30, 2006
                                                         -----------   -----------   ----------   ----------------
      Alger Small-Cap Growth
        Autobytel, Inc. ..............................      6/20/03    $    20,288   $   13,362           0%

      Alliance/Bernstein Enhanced Index
        Seagate Technology Tax Refund Rights .........     11/22/00              0            0           0

      Engemann Strategic Allocation
        ITW Cupids Financial Trust I 144A
        6.55%, 12/31/11 ..............................      4/18/02      1,996,980    2,048,948         0.6

      Goodwin Multi-Sector Fixed Income
        Candscent Technologies Corp. Cv 144A
        8%, 5/1/03 ...................................       3/6/00         40,000            0           0

      Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

NOTE 7--INDEMNIFICATIONS

      Under the series' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the series. In addition, the series' enter into contracts that contain a variety of indemnifications. The series' maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

NOTE 8--REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

NOTE 9--FEDERAL INCOME TAX INFORMATION

      The following series have capital loss carryovers which may be used to offset future capital gains.

                                                                          EXPIRATION YEAR
                                                 -------------------------------------------------------------------
                                                   2007        2008           2009           2010           2011
                                                 --------   ----------   -------------   ------------   ------------
      Capital Growth .........................   $     --   $       --   $ 228,664,499   $ 73,263,809   $  5,973,373
      Mid-Cap Growth .........................         --           --      12,410,052     16,035,347             --
      Strategic Theme ........................         --           --      60,527,050     27,319,632             --
      Aberdeen International .................         --           --              --     16,420,535     19,740,631
      AIM Growth .............................         --    2,465,283      18,423,160     18,330,727     11,077,954
      Alliance/Bernstein Enhanced Index ......         --           --         934,668     15,534,573      7,836,272
      Engemann Growth and Income .............         --           --              --      5,372,020      5,418,582
      Engemann Small-Cap Growth ..............         --           --              --      2,591,910        744,060
      Goodwin Multi-Sector Fixed Income . ....    977,601    6,659,630       4,980,791      7,850,329             --
      Goodwin Multi-Sector Short Term Bond ...         --           --              --             --         18,992
      Northern Dow 30 ........................         --           --              --             --             --
      Northern Nasdaq-100 Index(R) ...........         --       35,822         775,525        542,317        931,918
      Van Kampen Comstock ....................         --           --              --      1,302,412             --

                                                            EXPIRATION YEAR
                                                 -------------------------------------
                                                   2012        2013          TOTAL
                                                 --------   ----------   -------------
      Capital Growth .........................   $     --   $       --   $ 307,901,681
      Mid-Cap Growth .........................         --           --      28,445,399
      Strategic Theme ........................         --           --      87,846,682
      Aberdeen International .................         --           --      36,161,166
      AIM Growth .............................         --    2,820,243      53,117,367
      Alliance/Bernstein Enhanced Index ......         --           --      24,305,513
      Engemann Growth and Income .............         --           --      10,790,602
      Engemann Small-Cap Growth ..............         --           --       3,335,970
      Goodwin Multi-Sector Fixed Income . ....         --           --      20,468,351
      Goodwin Multi-Sector Short Term Bond ...    171,793      158,707         349,492
      Northern Dow 30 ........................    408,663      279,972         686,635
      Northern Nasdaq-100 Index(R) ...........    348,546      294,654       2,928,782
      Van Kampen Comstock ....................         --           --       1,302,412

      Included in the Aberdeen International amounts are $199,054 and $141,303, respectively, which were acquired in connection with the mergers of the Aberdeen New Asia Series on February 7, 2003 and Sanford Bernstein Global Value Series on September 24, 2004.

      Included in the Capital Growth's amounts are $6,011,292, which were acquired in connection with the merger of the Engemann Nifty Fifty Series on April 5, 2002.

      Included in the AIM Growth amounts (formerly Janus Growth Series) are $1,612,557; $3,406,333; and $974,489, respectively, which were acquired in connection with the mergers of the Janus Core Equity Series on March 22, 2002; Van Kampen Focus Equity Series on February 14, 2003; and MFS Investors Growth Stock Series on February 14, 2003.

      A series may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

NOTE 10--MANAGER OF MANAGERS

      The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 11--MIXED AND SHARED FUNDING

      Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

      The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2006
                                   (UNAUDITED)

NOTE 12--MERGERS AND INVESTMENT MANAGEMENT CHANGES

      The Board approved the following mergers (subject to shareholder approval) and advisor and subadvisors for several series during the first six months of 2006. The mergers are as follows: Phoenix-AIM Growth Series into Phoenix Capital Growth Series (previously known as Phoenix-Engemann Capital Growth Series); Phoenix-Kayne Rising Dividends Series into Phoenix-Engemann Growth and Income Series; Phoenix-Lazard International Equity Select Series into Phoenix-Aberdeen International Series; Phoenix Strategic Theme Series into Phoenix Mid-Cap Growth Series; Phoenix-Northern Dow 30 Series and Phoenix-Northern NASDAQ-100 Index(R) Series into Phoenix-Alliance/Bernstein Enhanced Index Series (which will change its name to Phoenix-Van Kampen Equity 500 Index Series); and Phoenix-Kayne Small-Cap Quality Value Series and Phoenix-Engemann Small-Cap Growth Series into Phoenix-Alger Small Cap Growth Series. The new advisors and subadvisors are as follows: PVA replaced PIC as the advisor to the Phoenix-S&P Dynamic Asset Allocation Series with Standard & Poor's Investment Advisory Services LLC as the subadvisor; Van Kampen will be replacing AllianceBernstein, L.P. (previously Alliance Capital Management, L.P.) after June 30, 2006 as the advisor to Phoenix-Alliance/Bernstein Enhanced Index Series, with a name change to Phoenix-Van Kampen Equity 500 Index Series; PVA replaced Engemann as advisor and appointed Van Kampen as subadvisor on behalf of Phoenix-Van Kampen Comstock Series (previously known as Phoenix-Engemann Value Equity Series); and Harris Investment Management, Inc. will be replacing Engemann as the new subadvisor of the current Phoenix Capital Growth Series (previously known as Phoenix-Engemann Capital Growth Series).

NOTE 13--EXEMPTIVE ORDER

      On June 5, 2006, the SEC issued an order under Section 12(d)(1)(J) of the Investment Company Act ("1940 Act") granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Phoenix - S&P Series to invest in other affiliated and unaffiliated funds, including exchange traded funds. Before the order was granted, the Series could invest in affiliated funds only or exchange traded funds only, but not in unaffiliated funds or a combination of affiliated funds, exchange traded funds, and unaffiliated funds.

NOTE 14--OTHER

      In 2001, an affiliate of the Fund entered into an agreement with a subsidiary of State Farm Mutual Automobile Insurance Company, or State Farm, to provide our life and annuity products and related services to State Farm's affluent and high-net-worth customers, through qualified State Farm agents. For 2005, State Farm ranked first among our distributors in the sale of both life insurance and annuity products.

                          THE PHOENIX EDGE SERIES FUND

    BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT SUBADVISORY AGREEMENT FOR
                  PHOENIX CAPITAL GROWTH SERIES (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment subadvisory agreement. At a meeting held on May 15-16, 2006, the Board, including a majority of the independent Trustees, approved the investment subadvisory agreement (the "Subadvisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and Harris Investment Management, Inc. (the "Subadvisor"). Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. The Trustees had met also on one prior occasion with senior officers of the Subadviser to discuss the change of advisors and to consider the qualifications of the Subadvisor. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. In addition, as noted above, the Board met with senior officers of the Subadvisor and others to consider the proposed engagement of Subadvisor to manage the Series. In addition, they received from Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PIC, the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record.

      INVESTMENT PERFORMANCE. The Board considered the prior investment performance of the Subadvisor with respect to large capitalization growth stock portfolios.

      PROFITABILITY. The Board considered the profitability information for the Subadvisor noting that the subadvisory fee is paid by PIC and not by the Series.

      SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES (TO BE
       KNOWN AS PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES)(THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment subadvisory agreement. At a meeting held on May 15-16, 2006, the Board, including a majority of the independent Trustees, approved the investment subadvisory agreement (the "Subadvisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and Morgan Stanley Investment Management, Inc., d/b/a Van Kampen ("Van Kampen") (the "Subadvisor"). Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series. The Board also approved the change of the name of the Series to Phoenix-Van Kampen Equity 500 Index Series and to change the investment strategy.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders were reasonable. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board considered the performance history of the Subadvisor in advising similar funds.

      PROFITABILITY. The Board considered the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series.

      SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
              AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                        AGGRESSIVE GROWTH (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on March 21-22, 2006, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Standard & Poor's Investment Advisory Services LLC ("SPIAS") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

      Previously, the Board, including a majority of the independent Trustees, at its December 5, 2005 Special Meeting approved an investment advisory agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and an investment subadvisory agreement between PIC and SPIAS on behalf of the Phoenix-S&P Dynamic Asset Allocation Series (the "S&P Dynamic Assets Series"). The four new Series were launched effective February 6, 2006. At the March 21-22, 2006 Board meeting, management recommended and the Board approved the replacement of PIC with PVA in the Advisory Agreement and Subadvisory Agreement. Effective May 1, 2006, PIC was replaced by PVA. The advisory and subadvisory fees remained the same. The nature, quality and extent of the services to be provided by PVA are the same as provided by PIC.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon similar services provided to other series of the Fund such as quarterly reports provided by PVA and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PVA and its affiliates showing that the investment policies and restrictions from the Series were followed and reports provided by PVA and its affiliates covering matters such as the compliance of investment personnel and other access persons with the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA would be responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures just as PVA has been doing for other Series of the Fund. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to 15 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE AND PROFITABILITY. The Board did not consider the investment performance of the Series or the profits realized by PVA and its affiliates because PVA would be beginning its role as investment adviser on May 1, 2006.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also considered the expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of asset allocation programs. The Board noted that the total expenses of the Series would be at or below the average total expenses for comparable asset allocation programs and that the management fee would be at or below the median for the comparable asset allocation programs.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
              AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                  AGGRESSIVE GROWTH (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio manager with respect to asset allocation programs.

      PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not the Series.

      SUBADVISORY FEE. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

      INVESTMENT PERFORMANCE. The Board considered the performance history of the subadvisor in advising asset allocation programs.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
              AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                              GROWTH (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on March 21-22, 2006, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Standard & Poor's Investment Advisory Services LLC ("SPIAS") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

      Previously, the Board, including a majority of the independent Trustees, at its December 5, 2005 Special Meeting approved an investment advisory agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and an investment subadvisory agreement between PIC and SPIAS on behalf of the Phoenix-S&P Dynamic Asset Allocation Series (the "S&P Dynamic Assets Series"). The four new Series were launched effective February 6, 2006. At the March 21-22, 2006 Board meeting, management recommended and the Board approved the replacement of PIC with PVA in the Advisory Agreement and Subadvisory Agreement. Effective May 1, 2006, PIC was replaced by PVA. The advisory and subadvisory fees remained the same. The nature, quality and extent of the services to be provided by PVA are the same as provided by PIC.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon similar services provided to other series of the Fund such as quarterly reports provided by PVA and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PVA and its affiliates showing that the investment policies and restrictions from the Series were followed and reports provided by PVA and its affiliates covering matters such as the compliance of investment personnel and other access persons with the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA would be responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures just as PVA has been doing for other Series of the Fund. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to 15 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE AND PROFITABILITY. The Board did not consider the investment performance of the Series or the profits realized by PVA and its affiliates because PVA would be beginning its role as investment adviser on May 1, 2006.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also considered the expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of asset allocation programs. The Board noted that the total expenses of the Series would be at or below the average total expenses for comparable asset allocation programs and that the management fee would be at or below the median for the comparable asset allocation programs.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
              AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                        GROWTH (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio manager with respect to asset allocation programs.

      PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not the Series.

      SUBADVISORY FEE. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

      INVESTMENT PERFORMANCE. The Board considered the performance history of the subadvisor in advising asset allocation programs.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
              AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                         MODERATE GROWTH (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on March 21-22, 2006, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Standard & Poor's Investment Advisory Services LLC ("SPIAS") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

      Previously, the Board, including a majority of the independent Trustees, at its December 5, 2005 Special Meeting approved an investment advisory agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and an investment subadvisory agreement between PIC and SPIAS on behalf of the Phoenix-S&P Dynamic Asset Allocation Series (the "S&P Dynamic Assets Series"). The four new Series were launched effective February 6, 2006. At the March 21-22, 2006 Board meeting, management recommended and the Board approved the replacement of PIC with PVA in the Advisory Agreement and Subadvisory Agreement. Effective May 1, 2006, PIC was replaced by PVA. The advisory and subadvisory fees remained the same. The nature, quality and extent of the services to be provided by PVA are the same as provided by PIC.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon similar services provided to other series of the Fund such as quarterly reports provided by PVA and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PVA and its affiliates showing that the investment policies and restrictions from the Series were followed and reports provided by PVA and its affiliates covering matters such as the compliance of investment personnel and other access persons with the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA would be responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures just as PVA has been doing for other Series of the Fund. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to 15 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE AND PROFITABILITY. The Board did not consider the investment performance of the Series or the profits realized by PVA and its affiliates because PVA would be beginning its role as investment adviser on May 1, 2006.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also considered the expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of asset allocation programs. The Board noted that the total expenses of the Series would be at or below the average total expenses for comparable asset allocation programs and that the management fee would be at or below the median for the comparable asset allocation programs.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
              AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                   MODERATE GROWTH (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio manager with respect to asset allocation programs.

      PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not the Series.

      SUBADVISORY FEE. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

      INVESTMENT PERFORMANCE. The Board considered the performance history of the subadvisor in advising asset allocation programs.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
              AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                             MODERATE (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory and subadvisory agreements. At a meeting held on March 21-22, 2006, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Standard & Poor's Investment Advisory Services LLC ("SPIAS") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

      Previously, the Board, including a majority of the independent Trustees, at its December 5, 2005 Special Meeting approved an investment advisory agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and an investment subadvisory agreement between PIC and SPIAS on behalf of the Phoenix-S&P Dynamic Asset Allocation Series (the "S&P Dynamic Assets Series"). The four new Series were launched effective February 6, 2006. At the March 21-22, 2006 Board meeting, management recommended and the Board approved the replacement of PIC with PVA in the Advisory Agreement and Subadvisory Agreement. Effective May 1, 2006, PIC was replaced by PVA. The advisory and subadvisory fees remained the same. The nature, quality and extent of the services to be provided by PVA are the same as provided by PIC.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon similar services provided to other series of the Fund such as quarterly reports provided by PVA and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PVA and its affiliates showing that the investment policies and restrictions from the Series were followed and reports provided by PVA and its affiliates covering matters such as the compliance of investment personnel and other access persons with the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA would be responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures just as PVA has been doing for other Series of the Fund. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to 15 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE AND PROFITABILITY. The Board did not consider the investment performance of the Series or the profits realized by PVA and its affiliates because PVA would be beginning its role as investment adviser on May 1, 2006.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also considered the expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of asset allocation programs. The Board noted that the total expenses of the Series would be at or below the average total expenses for comparable asset allocation programs and that the management fee would be at or below the median for the comparable asset allocation programs.

      ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND

     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY
              AGREEMENTS FOR PHOENIX-S&P DYNAMIC ALLOCATION SERIES:
                       MODERATE (THE "SERIES") (CONTINUED)
                                   (UNAUDITED)

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. The Board's opinion was based, in part, upon the experience of the Subadvisor and the portfolio manager with respect to asset allocation programs.

      PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not the Series.

      SUBADVISORY FEE. The Board considered that the subadvisory fee is paid by PVA and not by the Series.

      INVESTMENT PERFORMANCE. The Board considered the performance history of the subadvisor in advising asset allocation programs.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the series level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND
          SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES
           (PREVIOUSLY KNOWN AS PHOENIX-ENGEMANN VALUE EQUITY SERIES)
                                 (THE "SERIES")
                                   (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Series' investment advisory agreement and subadvisory agreements. At a meeting held on March 21-22, 2006, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen ("Van Kampen") (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the agreements were in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon similar services provided to other Series of the Fund such as quarterly reports provided by PVA and its affiliates comparing the performance of the Series with a peer group and benchmark, reports provided by PVA and its affiliates showing that the investment policies and restrictions for the Series were followed and reports provided by PVA and its affiliates covering matters such as the compliance of investment personnel and other access persons with PVA's and the Series' code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA would be responsible for the general oversight of the investment programs of the Series and the monitoring of the Series' Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures just as PVA has been doing for other Series of the Fund. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 7 years, its current experience in acting as an investment adviser to 15 mutual funds, and its role under the Fund's "managers of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered and was satisfied with the adequacy of PVA's compliance program. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE AND PROFITABILITY. The Board did not consider the investment performance of the Series or the profits realized by PVA and its affiliates because PVA would be beginning its role as investment adviser on May 1, 2006.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also considered the expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report dated November 2005. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the management fee was below the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that were to be provided by the Subadvisor to the Series and its shareholders were reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that each member of the portfolio management team had over 10 years of experience in the investment management business and had a consistent long-term track record. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the Series that they managed which would align their interests with those of the Series' shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

                          THE PHOENIX EDGE SERIES FUND

      BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND
          SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES
           (PREVIOUSLY KNOWN AS PHOENIX-ENGEMANN VALUE EQUITY SERIES)
                            (THE "SERIES")(CONTINUED)
                                   (UNAUDITED)

      INVESTMENT PERFORMANCE. The Board considered the investment performance of Van Kampen Comstock Fund, which had a consistent performance record which followed the S&P 500 Index since its inception in 1968. The Series will be managed in the same manner as the Van Kampen Comstock Fund.

      PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series.

      SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

THE PHOENIX EDGE SERIES FUND

101 Munson Street
Greenfield, MA 01301

BOARD OF TRUSTEES

Frank M. Ellmer, CPA
John A. Fabian
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Philip R. McLoughlin
Philip K. Polkinghorn

EXECUTIVE OFFICERS

Philip R. McLoughlin, Chairman
W. Patrick Bradley, Chief Financial Officer and
  Principal Accounting Officer
Philip K. Polkinghorn, President
Gina C. O'Connell, Senior Vice President
Nancy G. Curtiss, Vice President
Marc Baltuch, Vice President and Chief
  Compliance Officer
Kathleen A. McGah, Vice President, Chief
  Legal Officer, Counsel and Secretary

INVESTMENT ADVISORS

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

Duff & Phelps Investment Management Co.
55 East Monroe Street, Suite 3600
Chicago, IL 60603

Engemann Asset Management
600 North Rosemead Boulevard
Pasedena, CA 91107-2101

Phoenix Variable Advisors, Inc.
One American Row
Hartford, CT 06102-5056

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

                         THIS PAGE INTENTIONALLY BLANK.

                         THIS PAGE INTENTIONALLY BLANK.

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

[LOGO] PHOENIX(R)

G0144SAR (C) 2006 The Phoenix Companies, Inc.                               8-06
BPD29240

The Phoenix Edge Series Fund
Pro Forma Financial Statements
Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Phoenix-Northern Dow 30 Series ("Northern Dow") and Phoenix-Northern Nasdaq-100 Index(R) Series ("Northern Nasdaq") in exchange for shares of Phoenix-Van Kampen Equity 500 Index Series (formerly Phoenix-Alliance/Bernstein Enhanced Index Series)("Van Kampen Equity"), each a series of The Phoenix Edge Series Fund, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Van Kampen Equity, and the results of operations of Van Kampen Equity for pre-combination periods will not be restated.

The pro forma unaudited combining statements of assets and liabilities and schedule of investments reflect the financial position of Northern Dow, Northern Nasdaq and Van Kampen Equity as of June 30, 2006.

The pro forma unaudited statement of operations reflects the results of operations of each of the series for the twelve months ended June 30, 2006, as though the reorganization occurred as of July 1, 2005.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Northern Dow, Northern Nasdaq and Van Kampen Equity, which are incorporated by reference in the Statement of Additional Information.

Phoenix-Van Kampen Equity 500 Index Series / Phoenix-Northern Dow 30 Series & Phoenix-Northern NASDAQ-100 Index(R) Series
Pro Forma Combining Schedule of Investments
June 30, 2006 (Unaudited)

Shares or Par Value                                                            Value
========== ========== =========== =========== ============================== ============= ============ ============ =============
                                    Phoenix-                                                                            Phoenix-
                                   Van Kampen                                                                          Van Kampen
 Phoenix-               Phoenix-   Equity 500                                  Phoenix-                   Phoenix-     Equity 500
Van Kampen  Phoenix-    Northern     Index                                    Van Kampen     Phoenix-     Northern       Index
Equity 500  Northern   NASDAQ-100  Pro Forma                                  Equity 500     Northern    NASDAQ-100    Pro Forma
  Index      Dow 30     Index(R)   Combining                                    Index         Dow 30      Index(R)     Combining
  Series     Series      Series    Portfolios          DESCRIPTION              Series        Series       Series      Portfolios

========== ========== =========== =========== ============================== ============= ============ ============ =============
                                              DOMESTIC COMMON STOCKS--96.3%

                                              ADVERTISING--0.1%
                           1,302       1,302  Lamar Advertising Co.
                                               Class A (b)                   $             $            $    70,126  $     70,126
    8,900                              8,900  Interpublic Group of Cos.,
                                               Inc. (The) (b)                      74,315                                  74,315
                                              Total Advertising                    74,315            -       70,126       144,441

                                              AEROSPACE & DEFENSE--3.9%
   12,200     16,084                  28,284  Boeing Co. (The)                    999,302    1,317,441                  2,316,743
    6,500                              6,500  General Dynamics Corp.              425,490                                 425,490
    5,500                              5,500  Northrop Grumman Corp.              352,330                                 352,330
   10,400                             10,400  Rockwell Collins, Inc.              581,048                                 581,048
              16,084                  16,084  Honeywell International, Inc.                    648,185                    648,185
    3,100     16,084                  19,184  United Technologies Corp.           196,602    1,020,047                  1,216,649
                                              Total Aerospace & Defense         2,554,772    2,985,673            -     5,540,445

                                              AGRICULTURAL PRODUCTS--0.1%
    5,000                              5,000  Archer-Daniels-Midland Co.          206,400                                 206,400
                                              Total Agricultural Products         206,400            -            -       206,400

                                              AIR FREIGHT & LOGISTICS--1.1%
                           3,230       3,230  Expeditors International of
                                               Washington, Inc.                                             180,912       180,912
                           2,565       2,565  Robinson (C.H.) Worldwide, Inc.                               136,715       136,715
   14,400                             14,400  United Parcel Service, Inc.
                                               Class B                          1,185,552                               1,185,552
                                              Total Air Freight & Logistics     1,185,552            -      317,627     1,503,179

                                              ALUMINUM--0.5%
    7,725     16,084                  23,809  Alcoa, Inc.                         249,981      520,478                    770,459
                                              Total Aluminum                      249,981      520,478            -       770,459

                                              APPAREL RETAIL--0.5%
   13,600                             13,600  Limited Brands, Inc.                348,024                                 348,024
                           2,193       2,193  Ross Stores, Inc.                                              61,514        61,514
   14,000                             14,000  TJX Cos., Inc. (The)                320,040                                 320,040
                           2,593       2,593  Urban Outfitters, Inc. (b)                                     45,351        45,351
                                              Total Apparel Retail                668,064            -      106,865       774,929

                                              APPAREL, ACCESSORIES & LUXURY
                                               GOODS--0.2%
    4,000                              4,000  VF Corp.                            271,680                                 271,680
                                              Total Apparel, Accessories &
                                               Luxury Goods                       271,680            -            -       271,680

                                              APPLICATION SOFTWARE--0.7%
                           8,998       8,998  Adobe Systems, Inc. (b)                                       273,179       273,179
                           3,660       3,660  Autodesk, Inc. (b)                                            126,123       126,123
    9,200                  5,433      14,633  BEA Systems, Inc. (b)               120,428                    71,118       191,546
                           4,472       4,472  Cadence Design Systems, Inc. (b)                               76,695        76,695
                           3,335       3,335  Citrix Systems, Inc. (b)                                      133,867       133,867
                           3,353       3,353  Intuit, Inc. (b)                                              202,488       202,488
                                              Total Application Software          120,428            -      883,470     1,003,898

                                              ASSET MANAGEMENT & CUSTODY
                                               BANKS--0.7%
    3,100                              3,100  Franklin Resources, Inc.            269,111                                 269,111
   27,000                             27,000  Janus Capital Group, Inc.           483,300                                 483,300
    2,100                              2,100  Legg Mason, Inc.                    208,992                                 208,992
                                              Total Asset Management &
                                               Custody Banks                      961,403            -            -       961,403

                                              AUTO PARTS & EQUIPMENT--0.2%
    2,700                              2,700  BorgWarner, Inc.                    175,770                                 175,770
    5,700                              5,700  Lear Corp.                          126,597                                 126,597
                                              Total Auto Parts & Equipment        302,367            -            -       302,367

                                              AUTOMOBILE MANUFACTURERS--0.7%
    9,800                              9,800  Ford Motor Co.                       67,914                                  67,914
   14,200     16,084                  30,284  General Motors Corp.                423,018      479,142                    902,160
                                              Total Automobile Manufacturers      490,932      479,142            -       970,074

                                              BIOTECHNOLOGY--3.0%
   15,700                  8,440      24,140  Amgen, Inc. (b)                   1,024,111                   550,541     1,574,652
                           1,841       1,841  Amylin Pharmaceuticals, Inc. (b)                               90,890        90,890
                           5,688       5,688  Biogen Idec, Inc. (b)                                         263,525       263,525
                           5,245       5,245  Celgene Corp. (b)                                             248,770       248,770
    2,500                              2,500  Genentech, Inc. (b)                 204,500                                 204,500
                           5,011       5,011  Genzyme Corp. (b)                                             305,922       305,922
   11,200                  6,848      18,048  Gilead Sciences, Inc. (b)           662,592                   405,128     1,067,720
   16,100                  4,032      20,132  MedImmune, Inc. (b)                 436,310                   109,267       545,577
                                              Total Biotechnology               2,327,513            -    1,974,043     4,301,556

                                              BROADCASTING & CABLE TV--1.5%
   17,800                             17,800  CBS Corp. Class B                   481,490                                 481,490
   20,400                 14,587      34,987  Comcast Corp. Class A (b)           667,896                   477,578     1,145,474
                           3,580       3,580  Discovery Holdings Co.
                                               Class A (b)                                                   52,375        52,375
                           3,285       3,285  EchoStar Communications Corp.
                                               Class A (b)                                                  101,211       101,211
                           3,633       3,633  Liberty Global, Inc. Class A (b)                               78,110        78,110
                           4,819       4,819  NTL, Inc.                                                     119,993       119,993
                          23,403      23,403  Sirius Satellite Radio, Inc. (b)                              111,164       111,164
                           4,001       4,001  XM Satellite Radio Holdings,
                                               Inc. Class A (b)                                              58,615        58,615
                                              Total Broadcasting & Cable TV     1,149,386            -      999,046     2,148,432

                                              BUILDING PRODUCTS--0.4%
    7,400                              7,400  American Standard Cos., Inc.        320,198                                 320,198
    6,600                              6,600  Masco Corp.                         195,624                                 195,624
                                              Total Building Products             515,822            -            -       515,822

                                              CASINOS & GAMING--0.1%
                           1,661       1,661  Wynn Resorts Ltd. (b)                                         121,751       121,751
                                              Total Casinos & Gaming                    -            -      121,751       121,751

                                              COMMERCIAL PRINTING--0.1%
    6,100                              6,100  Donnelley (R.R.) & Sons Co.         194,895                                 194,895
                                              Total Commercial Printing           194,895            -            -       194,895

                                              COMMODITY CHEMICALS--0.0%
      423                                423  Tronox, Inc. Class B                  5,571                                   5,571
                                              Total Commodity Chemicals             5,571            -            -         5,571

                                              COMMUNICATIONS EQUIPMENT--3.6%
    4,285                              4,285  ADC Telecommunications, Inc. (b)     72,245                                  72,245
   36,675                 33,284      69,959  Cisco Systems, Inc. (b)             716,263                   650,037     1,366,300
                           3,154       3,154  Comverse Technology, Inc. (b)                                  62,355        62,355
   22,800                             22,800  Corning, Inc. (b)                   551,532                                 551,532
                          29,787      29,787  JDS Uniphase Corp. (b)                                         75,361        75,361
                           5,729       5,729  Juniper Networks, Inc. (b)                                     91,607        91,607
   23,600                             23,600  Motorola, Inc.                      475,540                                 475,540
   21,700                 30,945      52,645  Qualcomm, Inc.                      869,519                 1,239,966     2,109,485
   12,000                  3,853      15,853  Tellabs, Inc. (b)                   159,720                    51,283       211,003
                                              Total Communications Equipment    2,844,819            -    2,170,609     5,015,428

                                              COMPUTER HARDWARE--4.5%
   11,900                 18,124      30,024  Apple Computer, Inc. (b)            679,728                 1,035,243     1,714,971
    8,500                 12,887      21,387  Dell, Inc. (b)                      207,485                   314,571       522,056
   34,400     16,084                  50,484  Hewlett-Packard Co.               1,089,792      509,541                  1,599,333
   16,200     16,084                  32,284  International Business Machines
                                               Corp. (e)                        1,244,484    1,235,573                  2,480,057
                          23,099      23,099  Sun Microsystems, Inc. (b)                                     95,861        95,861
                                              Total Computer Hardware           3,221,489    1,745,114    1,445,675     6,412,278

                                              COMPUTER STORAGE & PERIPHERALS--0.6%
   19,500                             19,500  EMC Corp. (b)                       213,915                                 213,915
    8,800                  6,007      14,807  Network Appliance, Inc. (b)         310,640                   212,047       522,687
                           2,749       2,749  SanDisk Corp. (b)                                             140,144       140,144
                                              Total Computer Storage &
                                               Peripherals                        524,555            -      352,191       876,746

                                              CONSTRUCTION & FARM MACHINERY &
                                               HEAVY TRUCKS--1.1%
              16,084                  16,084  Caterpillar, Inc.                              1,197,936                  1,197,936
                           1,845       1,845  Joy Global, Inc.                                               96,106        96,106
                           2,847       2,847  PACCAR, Inc.                                                  234,536       234,536
                                              Total Construction & Farm
                                               Machinery & Heavy Trucks                 -    1,197,936      330,642     1,528,578

                                              CONSUMER FINANCE--1.2%
   16,950     16,084                  33,034  American Express Co.                902,079      855,991                  1,758,070
                                              Total Consumer Finance              902,079      855,991            -     1,758,070

                                              DATA PROCESSING & OUTSOURCED
                                               SERVICES--0.5%
                           1,355       1,355  CheckFree Corp. (b)                                            67,154        67,154
   12,000                             12,000  Electronic Data Systems Corp.       288,720                                 288,720
                           3,408       3,408  Fiserv, Inc. (b)                                              154,587       154,587
                           5,470       5,470  Paychex, Inc.                                                 213,220       213,220
                                              Total Data Processing &
                                               Outsourced Services                288,720            -      434,961       723,681

                                              DEPARTMENT STORES--0.6%
    7,300                              7,300  Kohl's Corp. (b)                    431,576                                 431,576
                           2,514       2,514  Sears Holdings Corp. (b)                                      389,268       389,268
                                              Total Department Stores             431,576            -      389,268       820,844

                                              DIVERSIFIED BANKS--1.3%
    6,100                              6,100  Comerica, Inc.                      317,139                                 317,139
   12,200                             12,200  U.S. Bancorp                        376,736                                 376,736
    9,415                              9,415  Wachovia Corp.                      509,163                                 509,163
   10,200                             10,200  Wells Fargo & Co.                   684,216                                 684,216
                                              Total Diversified Banks           1,887,254            -            -     1,887,254

                                              DIVERSIFIED CHEMICALS--1.1%
    4,600                              4,600  Dow Chemical Co. (The)              179,538                                 179,538
    8,500     16,084                  24,584  Du Pont (E.I.) de Nemours & Co.     353,600      669,095                  1,022,695
    5,100                              5,100  PPG Industries, Inc.                336,600                                 336,600
                                              Total Diversified Chemicals         869,738      669,095            -     1,538,833

                                              DIVERSIFIED COMMERCIAL &
                                               PROFESSIONAL SERVICES--0.2%
    9,500                              9,500  Cendant Corp.                       154,755                                 154,755
                           3,083       3,083  Cintas Corp.                                                  122,580       122,580
                                              Total Diversified Commercial &
                                               Professional Services              154,755            -      122,580       277,335

                                              DRUG RETAIL--0.4%
   13,700                             13,700   Walgreen Co.                       614,308                                 614,308
                                              Total Drug Retail                   614,308            -            -       614,308

                                              EDUCATION SERVICES--0.4%
    3,700                  2,692       6,392  Apollo Group, Inc. Class A (b)      191,179                   139,096       330,275
    1,900                              1,900  Strayer Education, Inc.             184,528                                 184,528
                                              Total Education Services            375,707            -      139,096       514,803

                                              ELECTRIC UTILITIES--1.0%
    7,400                              7,400  American Electric Power
                                               Co., Inc.                          253,450                                 253,450
    5,200                              5,200  Entergy Corp.                       367,900                                 367,900
    7,000                              7,000  Exelon Corp.                        397,810                                 397,810
    3,000                              3,000  Pinnacle West Capital Corp.         119,730                                 119,730
    7,100                              7,100  Progress Energy, Inc.               304,377                                 304,377
                                              Total Electric Utilities          1,443,267            -            -     1,443,267

                                              ELECTRICAL COMPONENTS &
                                               EQUIPMENT--0.7%
                           2,954       2,954  American Power Conversion Corp.                                57,573        57,573
    4,200                              4,200  Cooper Industries Ltd. Class A      390,264                                 390,264
    3,500                              3,500  Emerson Electric Co.                293,335                                 293,335
    3,800                              3,800  Hubbell, Inc. Class B               181,070                                 181,070
                                              Total Electrical Components
                                               & Equipment                        864,669            -       57,573       922,242

                                              ELECTRONIC EQUIPMENT
                                               MANUFACTURERS--0.1%
    5,500                              5,500  Vishay Intertechnology, Inc. (b)     86,515                                  86,515
                                              Total Electronic Equipment
                                               Manufacturers                       86,515            -            -        86,515

                                              ELECTRONIC MANUFACTURING
                                               SERVICES--0.2%
   20,000                             20,000  Sanmina-SCI Corp. (b)                92,000                                  92,000
   40,100                             40,100  Solectron Corp. (b)                 137,142                                 137,142
                                              Total Electronic Manufacturing
                                               Services                           229,142            -            -       229,142

                                              ENVIRONMENTAL & FACILITIES
                                               SERVICES--0.2%
    6,000                              6,000  Waste Management, Inc.              215,280                                 215,280
                                              Total Environmental &
                                               Facilities Services                215,280            -            -       215,280

                                              FOOD RETAIL--0.9%
    3,100                              3,100  Kroger Co. (The)                     67,766                                  67,766
   10,000                             10,000  Safeway, Inc.                       260,000                                 260,000
    9,720                              9,720  SUPERVALU, Inc.                     298,392                                 298,392
    7,900                  2,113      10,013  Whole Foods Market, Inc.            510,656                   136,584       647,240
                                              Total Food Retail                 1,136,814            -      136,584     1,273,398

                                              FOREST PRODUCTS--0.1%
    2,900                              2,900  Weyerhaeuser Co.                    180,525                                 180,525
                                              Total Forest Products               180,525            -            -       180,525

                                              GENERAL MERCHANDISE STORES--0.5%
   15,050                             15,050  Target Corp.                        735,493                                 735,493
                                              Total General Merchandise Stores    735,493            -            -       735,493

                                              HEALTH CARE DISTRIBUTORS--0.1%
    1,800                              1,800  McKesson Corp.                       85,104                                  85,104
                           1,995       1,995  Patterson Cos., Inc. (b)                                       69,685        69,685
                                              Total Health Care Distributors       85,104            -       69,685       154,789

                                              HEALTH CARE EQUIPMENT--0.7%
    3,900                              3,900  Baxter International, Inc.          143,364                                 143,364
    6,500                              6,500  Becton, Dickinson & Co.             397,345                                 397,345
                           5,078       5,078  Biomet, Inc.                                                  158,891       158,891
    3,400                              3,400  Medtronic, Inc.                     159,528                                 159,528
                             564         564  Intuitive Surgical, Inc. (b)                                   66,535        66,535
                                              Total Health Care Equipment         700,237            -      225,426       925,663

                                              HEALTH CARE FACILITIES--0.3%
    6,400                              6,400  HCA, Inc.                           276,160                                 276,160
   21,000                             21,000  Tenet Healthcare Corp. (b)          146,580                                 146,580
                                              Total Health Care Facilities        422,740            -            -       422,740

                                              HEALTH CARE SERVICES--0.6%
   12,900                             12,900  Caremark Rx, Inc.                   643,323                                 643,323
                           1,991       1,991  Express Scripts, Inc. (b)                                     142,835       142,835
                           1,411       1,411  Lincare Holdings, Inc. (b)                                     53,392        53,392
                                              Total Health Care Services          643,323            -      196,227       839,550

                                              HEALTH CARE SUPPLIES--0.0%
                           1,136       1,136  DENTSPLY International, Inc.                                   68,842        68,842
                                              Total Health Care Supplies                -            -       68,842        68,842

                                              HOME ENTERTAINMENT SOFTWARE--0.5%
                           3,861       3,861  Activision, Inc. (b)                                           43,938        43,938
   10,000                  4,706      14,706  Electronic Arts, Inc. (b)           430,400                   202,546       632,946
                                              Total Home Entertainment Software   430,400            -      246,484       676,884

                                              HOME IMPROVEMENT RETAIL--1.8%
   29,700     16,084                  45,784  Home Depot, Inc. (The)            1,062,963      575,646                  1,638,609
   13,900                             13,900  Lowe's Cos., Inc.                   843,313                                 843,313
                                              Total Home Improvement Retail     1,906,276      575,646            -     2,481,922

                                              HOMEBUILDING--0.1%
    4,200                              4,200  Pulte Homes, Inc.                   120,918                                 120,918
                                              Total Homebuilding                  120,918            -            -       120,918

                                              HOMEFURNISHING RETAIL--0.2%
                           5,840       5,840  Bed Bath & Beyond, Inc. (b)                                   193,713       193,713
    3,800                              3,800  Williams-Sonoma, Inc.               129,390                                 129,390
                                              Total Homefurnishing Retail         129,390            -      193,713       323,103

                                              HOUSEHOLD PRODUCTS--2.5%
    7,100                              7,100  Colgate-Palmolive Co.               425,290                                 425,290
    3,700                              3,700  Kimberly-Clark Corp.                228,290                                 228,290
   35,495     16,084                  51,579  Procter & Gamble Co. (The)        1,973,522      894,271                  2,867,793
                                              Total Household Products          2,627,102      894,271            -     3,521,373

                                              HUMAN RESOURCES & EMPLOYMENT
                                               SERVICES--0.1%
                           2,019       2,019  Monster Worldwide, Inc. (b)                                    86,131        86,131
                                              Total Human Resources &
                                               Employment Services                      -            -       86,131        86,131

                                              HYPERMARKETS & SUPER CENTERS--1.3%
                           3,779       3,779  Costco Wholesale Corp.                                        215,894       215,894
   16,300     16,084                  32,384  Wal-Mart Stores, Inc.               785,171      774,766                  1,559,937
                                              Total Hypermarkets & Super
                                               Centers                            785,171      774,766      215,894     1,775,831

                                              INDEPENDENT POWER PRODUCERS &
                                               ENERGY TRADERS--0.1%
    3,500                              3,500  Constellation Energy Group, Inc.    190,820                                 190,820
                                              Total Independent Power
                                               Producers & Energy Traders         190,820            -            -       190,820

                                              INDUSTRIAL CONGLOMERATES--3.9%
    2,500     16,084                  18,584  3M Co.                              201,925    1,299,105                  1,501,030
   99,600     16,084                 115,684  General Electric Co.              3,282,816      530,128                  3,812,944
    2,800                              2,800  Textron, Inc.                       258,104                                 258,104
                                              Total Industrial Conglomerates    3,742,845    1,829,233            -     5,572,078

                                              INDUSTRIAL MACHINERY--0.4%
    5,200                              5,200  Eaton Corp.                         392,080                                 392,080
    1,800                              1,800  Parker-Hannifin Corp.               139,680                                 139,680
                                              Total Industrial Machinery          531,760            -            -       531,760

                                              INTEGRATED OIL & GAS--5.1%
   14,400                             14,400  Chevron Corp.                       893,664                                 893,664
    8,600                              8,600  ConocoPhillips                      563,558                                 563,558
   57,900     16,084                  73,984  Exxon Mobil Corp.                 3,552,165      986,754                  4,538,919
    6,450                              6,450  Hess Corp.                          340,882                                 340,882
    6,300                              6,300  Marathon Oil Corp.                  524,790                                 524,790
    3,800                              3,800  Occidental Petroleum Corp.          389,690                                 389,690
                                              Total Integrated Oil & Gas        6,264,749      986,754            -     7,251,503

                                              INTEGRATED TELECOMMUNICATION
                                               SERVICES--2.7%
   32,000     16,084                  48,084  AT&T, Inc.                          892,480      448,583                  1,341,063
   22,800                             22,800  BellSouth Corp.                     825,360                                 825,360
    1,822                              1,822  Embarq Corp. (b)                     74,684                                  74,684
   30,300     16,084                  46,384  Verizon Communications, Inc.      1,014,747      538,653                  1,553,400
                                              Total Integrated
                                              Telecommunication Services        2,807,271      987,236            -     3,794,507

                                              INTERNET RETAIL--0.3%
                           4,243       4,243  Amazon.com, Inc. (b)                                          164,119       164,119
                           5,395       5,395  Expedia, Inc. (b)                                              80,763        80,763
                           5,108       5,108  IAC/InterActiveCorp. (b)                                      135,311       135,311
                                              Total Internet Retail                     -            -      380,193       380,193

                                              INTERNET SOFTWARE & SERVICES--2.5%
                           2,285       2,285  Akamai Technologies, Inc. (b)                                  82,694        82,694
   18,600                 16,079      34,679  eBay, Inc. (b)                      544,794                   470,954     1,015,748
    2,900                  1,996       4,896  Google, Inc. Class A (b)          1,216,057                   836,983     2,053,040
                           3,495       3,495  VeriSign, Inc. (b)                                             80,979        80,979
                          10,393      10,393  Yahoo!, Inc. (b)                                              342,969       342,969
                                              Total Internet Software &
                                               Services                         1,760,851            -    1,814,579     3,575,430

                                              INVESTMENT BANKING & BROKERAGE--1.5%
    1,700                              1,700  Goldman Sachs Group, Inc. (The)     255,731                                 255,731
    5,800                              5,800  Lehman Brothers Holdings, Inc.      377,870                                 377,870
   14,200                             14,200  Merrill Lynch & Co., Inc.           987,752                                 987,752
    8,100                              8,100  Morgan Stanley                      512,001                                 512,001
                                              Total Investment Banking &
                                               Brokerage                        2,133,354            -            -     2,133,354

                                              IT CONSULTING & OTHER SERVICES--0.1%
                           2,074       2,074  Cognizant Technology Solutions
                                               Corp. Class A (b)                                            139,725       139,725
                                              Total IT Consulting & Other
                                               Services                                 -            -      139,725       139,725

                                              LIFE & HEALTH INSURANCE--0.7%
    7,000                              7,000  Lincoln National Corp.              395,080                                 395,080
    6,600                              6,600  MetLife, Inc.                       337,986                                 337,986
   11,000                             11,000  UnumProvident Corp.                 199,430                                 199,430
                                              Total Life & Health Insurance       932,496            -            -       932,496

                                              MANAGED HEALTH CARE--0.7%
   19,600                             19,600  UnitedHealth Group, Inc.            877,688                                 877,688
    1,400                              1,400  WellPoint, Inc. (b)                 101,878                                 101,878
                                              Total Managed Health Care           979,566            -            -       979,566

                                              MOVIES & ENTERTAINMENT--1.6%
   60,600                             60,600  Time Warner, Inc.                 1,048,380                               1,048,380
    6,600                              6,600  Viacom, Inc. Class B (b)            236,544                                 236,544
   17,200     16,084                  33,284  Walt Disney Co. (The)               516,000      482,520                    998,520
                                              Total Movies & Entertainment      1,800,924      482,520            -     2,283,444

                                              MULTI-LINE INSURANCE--2.5%
   28,400     16,084                  44,484  American International
                                               Group, Inc.                      1,677,020      949,760                  2,626,780
    3,900                              3,900  Hartford Financial Services
                                               Group, Inc. (The)                  329,940                                 329,940
   15,600                             15,600  Loews Corp.                         553,020                                 553,020
                                              Total Multi-line Insurance        2,559,980      949,760            -     3,509,740

                                              MULTI-UTILITIES--0.8%
    2,300                              2,300  Ameren Corp.                        116,150                                 116,150
   11,700                             11,700  CMS Energy Corp.                    151,398                                 151,398
    3,200                              3,200  Dominion Resources, Inc.            239,328                                 239,328
    6,000                              6,000  DTE Energy Co.                      244,440                                 244,440
    2,800                              2,800  Wisconsin Energy Corp.              112,840                                 112,840
   10,500                             10,500  Xcel Energy, Inc.                   201,390                                 201,390
                                              Total Multi-Utilities             1,065,546            -            -     1,065,546

                                              OFFICE SERVICES & SUPPLIES--0.1%
    2,600                              2,600  Pitney Bowes, Inc.                  107,380                                 107,380
                                              Total Office Services & Supplies    107,380            -            -       107,380

                                              OIL & GAS DRILLING--0.5%
    2,800                              2,800  Diamond Offshore Drilling, Inc.     235,004                                 235,004
    3,250                              3,250  GlobalSantaFe Corp.                 187,688                                 187,688
                           2,663       2,663  Patterson-UTI Energy, Inc.                                     75,390        75,390
    2,900                              2,900  Transocean, Inc. (b)                232,928                                 232,928
                                              Total Oil & Gas Drilling            655,620            -       75,390       731,010

                                              OIL & GAS EQUIPMENT & SERVICES--0.9%
    5,200                              5,200  Baker Hughes, Inc.                  425,620                                 425,620
    3,600                              3,600  Halliburton Co.                     267,156                                 267,156
    8,000                              8,000  Schlumberger Ltd.                   520,880                                 520,880
                                              Total Oil & Gas Equipment &
                                               Services                         1,213,656            -            -     1,213,656

                                              OIL & GAS EXPLORATION &
                                               PRODUCTION--0.4%
    4,200                              4,200  Kerr-McGee Corp.                    291,270                                 291,270
    4,400                              4,400  Noble Energy, Inc.                  206,184                                 206,184
                                              Total Oil & Gas Exploration &
                                               Production                         497,454            -            -       497,454

                                              OIL & GAS STORAGE &
                                               TRANSPORTATION--0.1%
    8,400                              8,400  El Paso Corp.                       126,000                                 126,000
                                              Total Oil & Gas Storage &
                                               Transportation                     126,000            -            -       126,000

                                              OTHER DIVERSIFIED FINANCIAL
                                               SERVICES--5.5%
   46,346                             46,346  Bank of America Corp.             2,229,243                               2,229,243
   50,800     16,084                  66,884  Citigroup, Inc.                   2,450,592      775,892                  3,226,484
   38,632     16,084                  54,716  JPMorgan Chase & Co.              1,622,544      675,528                  2,298,072
                                              Total Other Diversified
                                               Financial Services               6,302,379    1,451,420            -     7,753,799

                                              PACKAGED FOODS & MEATS--0.2%
    5,100                              5,100  ConAgra Foods, Inc.                 112,761                                 112,761
    6,200                              6,200  Sara Lee Corp.                       99,324                                  99,324
                                              Total Packaged Foods & Meats        212,085            -            -       212,085

                                              PAPER PACKAGING--0.2%
   12,800                             12,800  Smurfit-Stone Container Corp. (b)   140,032                                 140,032
    6,000                              6,000  Sonoco Products Co.                 189,900                                 189,900
                                              Total Paper Packaging               329,932            -            -       329,932

                                              PHARMACEUTICALS--5.7%
   14,700                             14,700  Abbott Laboratories                 641,067                                 641,067
    3,190                              3,190  Bristol-Myers Squibb Co.             82,493                                  82,493
   20,000     16,084                  36,084  Johnson & Johnson                 1,198,400      963,753                  2,162,153
   17,950                             17,950  Lilly (Eli) & Co.                   992,097                                 992,097
   25,700     16,084                  41,784  Merck & Co., Inc.                   936,251      585,940                  1,522,191
   64,640     16,084                  80,724  Pfizer, Inc.                      1,517,101      377,492                  1,894,593
                           1,598       1,598  Sepracor, Inc. (b)                                             91,310        91,310
   15,600                             15,600  Wyeth                               692,796                                 692,796
                                              Total Pharmaceuticals             6,060,205    1,927,185       91,310     8,078,700

                                              PHOTOGRAPHIC PRODUCTS--0.2%
   10,050                             10,050  Eastman Kodak Co.                   238,989                                 238,989
                                              Total Photographic Products         238,989            -            -       238,989

                                              PROPERTY & CASUALTY INSURANCE--0.6%
    6,600                              6,600  Axis Capital Holdings Ltd.          188,826                                 188,826
    5,200                              5,200  Chubb Corp. (The)                   259,480                                 259,480
   10,601                             10,601  St. Paul Travelers Cos., Inc. (The) 472,593                                 472,593
                                              Total Property & Casualty Insurance 920,899            -            -       920,899

                                              PUBLISHING & PRINTING--0.0%
      900                                900  Gannett Co., Inc.                    50,337                                  50,337
                                              Total Publishing & Printing          50,337            -            -        50,337

                                              RAILROADS--0.6%
    7,300                              7,300  CSX Corp.                           514,212                                 514,212
    5,000                              5,000  Norfolk Southern Corp.              266,100                                 266,100
                                              Total Railroads                     780,312            -            -       780,312

                                              REGIONAL BANKS--1.5%
    5,600                              5,600  AmSouth Bancorp                     148,120                                 148,120
    5,200                              5,200  BB&T Corp.                          216,268                                 216,268
    7,100                              7,100  Commerce Bancorp, Inc.              253,257                                 253,257
    6,300                              6,300  Huntington Bancshares, Inc.         148,554                                 148,554
    8,100                              8,100  KeyCorp                             289,008                                 289,008
   14,700                             14,700  National City Corp.                 531,993                                 531,993
    4,900                              4,900  North Fork Bancorporation, Inc.     147,833                                 147,833
    1,500                              1,500  PNC Financial Services Group,
                                               Inc. (The)                         105,255                                 105,255
    3,900                              3,900  SunTrust Banks, Inc.                297,414                                 297,414
                                              Total Regional Banks              2,137,702            -            -     2,137,702

                                              RESTAURANTS--1.9%
   21,900     16,084                  37,984  McDonald's Corp.                    735,840      540,422                  1,276,262
   19,500                 16,274      35,774  Starbucks Corp. (b)                 736,320                   614,506     1,350,826
    2,300                              2,300  Yum! Brands, Inc.                   115,621                                 115,621
                                              Total Restaurants                 1,587,781      540,422      614,506     2,742,709

                                              SEMICONDUCTOR EQUIPMENT--0.5%
   12,000                 12,341      24,341  Applied Materials, Inc.             195,360                   200,912       396,272
                           3,637       3,637  KLA-Tencor Corp.                                              151,190       151,190
                           2,197       2,197  Lam Research Corp. (b)                                        102,424       102,424
                                              Total Semiconductor Equipment       195,360            -      454,526       649,886

                                              SEMICONDUCTORS--3.0%
   11,700                             11,700  Advanced Micro Devices, Inc. (b)    285,714                                 285,714
   12,300                             12,300  Agere Systems, Inc. (b)             180,810                                 180,810
                           7,668       7,668  Altera Corp. (b)                                              134,573       134,573
   13,575                  6,512      20,087  Broadcom Corp. Class A (b)          407,929                   195,686       603,615
   32,175     16,084      31,067      79,326  Intel Corp.                         609,716      304,792      588,720     1,503,228
                           6,262       6,262  Linear Technology Corp.                                       209,714       209,714
                           6,914       6,914  Maxim Integrated Products, Inc.                               222,009       222,009
                           2,708       2,708  Microchip Technology, Inc.                                     90,853        90,853
   24,100                  5,256      29,356  NVIDIA Corp. (b)                    513,089                   111,900       624,989
    6,250                              6,250  Texas Instruments, Inc.             189,312                                 189,312
                           6,988       6,988  Xilinx, Inc.                                                  158,278       158,278
                                              Total Semiconductors              2,186,570      304,792    1,711,733     4,203,095

                                              SOFT DRINKS--1.5%
   20,200     16,084                  36,284  Coca-Cola Co. (The)                 869,004      691,934                  1,560,938
    3,800                              3,800  Coca-Cola Enterprises, Inc.          77,406                                  77,406
    9,000                              9,000  PepsiCo, Inc.                       540,360                                 540,360
                                              Total Soft Drinks                 1,486,770      691,934            -     2,178,704

                                              SPECIALTY CHEMICALS--0.2%
    5,100                              5,100  Lubrizol Corp.  (The)               203,235                                 203,235
                             973         973  Sigma-Aldrich Corp.                                            70,679        70,679
                                              Total Specialty Chemicals           203,235            -       70,679       273,914

                                              SPECIALTY STORES--0.3%
    6,100                              6,100  Office Depot, Inc. (b)              231,800                                 231,800
                           2,092       2,092  PETsMART, Inc.                                                 53,555        53,555
                           7,471       7,471  Staples, Inc.                                                 181,695       181,695
                                              Total Specialty Stores              231,800            -      235,250       467,050

                                              STEEL--0.2%
    4,600                              4,600  United States Steel Corp.           322,552                                 322,552
                                              Total Steel                         322,552            -            -       322,552

                                              SYSTEMS SOFTWARE--3.4%
   94,600     16,084      53,735     164,419  Microsoft Corp. (e)               2,204,180      374,757    1,252,026     3,830,963
    7,600                 33,952      41,552  Oracle Corp. (b)                    110,124                   491,964       602,088
                           2,796       2,796  Red Hat, Inc. (b)                                              65,426        65,426
                          16,614      16,614  Symantec Corp. (b)                                            258,182       258,182
                                              Total Systems Software            2,314,304      374,757    2,067,598     4,756,659

                                              TECHNOLOGY DISTRIBUTORS--0.3%
    4,400                              4,400  Arrow Electronics, Inc. (b)         141,680                                 141,680
    7,400                              7,400  Avnet, Inc. (b)                     148,148                                 148,148
                           1,257       1,257  CDW Corp.                                                      68,695        68,695
    2,800                              2,800  Tech Data Corp. (b)                 107,268                                 107,268
                                              Total Technology Distributors       397,096            -       68,695       465,791

                                              THRIFTS & MORTGAGE FINANCE--1.1%
   12,450                             12,450  Fannie Mae                          598,845                                 598,845
    2,400                              2,400  Freddie Mac                         136,824                                 136,824
   17,300                             17,300  Washington Mutual, Inc.             788,534                                 788,534
                                              Total Thrifts & Mortgage Finance  1,524,203            -            -     1,524,203

                                              TIRES & RUBBER--0.1%
    6,800                              6,800  Cooper Tire & Rubber Co.             75,752                                  75,752
                                              Total Tires & Rubber                 75,752            -            -        75,752

                                              TOBACCO--2.3%
   22,800     16,084                  38,884  Altria Group, Inc.                1,674,204    1,181,048                  2,855,252
    3,700                              3,700  Reynolds American, Inc.             426,610                                 426,610
                                              Total Tobacco                     2,100,814    1,181,048            -     3,281,862

                                              TRADING COMPANIES & DISTRIBUTORS--0.1%
                           2,173       2,173  Fastenal Co.                                                   87,550        87,550
                                              Total Trading Companies &
                                               Distributors                             -            -       87,550        87,550

                                              WIRELESS TELECOMMUNICATION SERVICES--0.8%
    6,000                              6,000  Crown Castle International
                                               Corp. (b)                          207,240                                 207,240
                           1,500       1,500  Millicom International
                                               Cellular S.A. (b)                                             68,145        68,145
                           2,257       2,257  NII Holdings, Inc. (b)                                        127,250       127,250
   36,456                             36,456  Sprint Nextel Corp.                 728,755                                 728,755
                                              Total Wireless Telecommunication
                                               Services                           935,995            -      195,395     1,131,390
                                                                             ------------- ------------ ------------ -------------
                                              TOTAL DOMESTIC COMMON STOCKS     94,101,791   22,405,173   19,361,638   135,868,602
                                              (Identified cost $79,115,555
                                               $19,179,621, $15,635,859 and
                                               $113,931,035)

                                              FOREIGN  COMMON STOCKS (C)--2.5%

                                              ALUMINUM--0.1%
    2,900                              2,900  Alcan, Inc. (United States)         136,126                                 136,126
                                              Total Aluminum                      136,126            -            -       136,126

                                              COMMUNICATIONS EQUIPMENT--0.2
                           2,858       2,858  Research In Motion Ltd.
                                               (United States) (b)                                          199,403       199,403
                           1,706       1,706  Telefonaktiebolaget LM Ericsson
                                               Sponsored ADR (Sweden)                                        56,366        56,366
                                              Total Communications Equipment            -            -      255,769       255,769

                                              CONSUMER ELECTRONICS--0.1%
                           1,532       1,532  Garmin Ltd. (United States)                                   161,534       161,534
                                              Total Consumer Electronics                -            -      161,534       161,534

                                              ELECTRONIC MANUFACTURING
                                               SERVICES--0.1%
    7,000                  9,522      16,522  Flextronics International Ltd.
                                               (Singapore) (b)                     74,340                   101,124       175,464
                                              Total Electronic Manufacturing
                                               Services                            74,340            -      101,124       175,464

                                              HEALTH CARE SUPPLIES--0.1%
    1,800                              1,800  Alcon, Inc. (United States)         177,390                                 177,390
                                              Total Health Care Supplies          177,390            -            -       177,390

                                              INDUSTRIAL CONGLOMERATES--0.4%
   19,700                             19,700  Tyco International Ltd.
                                               (United States)                    541,750                                 541,750
                                              Total Industrial Conglomerates      541,750            -            -       541,750

                                              INDUSTRIAL MACHINERY--0.2%
    7,000                              7,000  Ingersoll-Rand Co. Ltd. Class A
                                               (United States)                    299,460                                 299,460
                                              Total Industrial Machinery          299,460            -            -       299,460

                                              OIL & GAS DRILLING--0.3%

   10,900                             10,900  Nabors Industries Ltd.
                                               (United States) (b)                368,311                                 368,311
                                              Total Oil & Gas Drilling            368,311            -            -       368,311

                                              PHARMACEUTICALS--0.2%
                           9,597       9,597  Teva Pharmaceutical Industries Ltd.
                                               Sponsored ADR (United States)                                303,169       303,169
                                              Total Pharmaceuticals                     -            -      303,169       303,169

                                              PROPERTY & CASUALTY INSURANCE--0.5%
    7,600                              7,600  ACE Ltd. (United States)            384,484                                 384,484
    4,500                              4,500  XL Capital Ltd. Class A
                                               (United States)                    275,850                                 275,850
                                              Total Property & Casualty
                                               Insurance                          660,334            -            -       660,334

                                              SEMICONDUCTORS--0.3%
                           3,871       3,871  ATI Technologies, Inc.
                                               (Canada) (b)                                                  56,516        56,516
    4,120                  4,281       8,401  Marvell Technology Group Ltd.
                                               (Japan) (b)                        182,640                   189,777       372,417
                                              Total Semiconductors                182,640            -      246,293       428,933

                                              SYSTEMS SOFTWARE--0.0%

                           3,626       3,626  Check Point Software Technologies
                                               Ltd. (United States) (b)                                      63,745        63,745
                                              Total Systems Software                    -            -       63,745        63,745
                                                                             ------------- ------------ ------------ -------------
                                              TOTAL FOREIGN COMMON STOCKS       2,440,351            -    1,131,634     3,571,985

                                              (Identified cost $1,913,980
                                               $0, $817,676 and $2,731,656)

                                              EXCHANGE TRADED FUNDS--0.1%
                 446                     446  DIAMONDS Trust, Series I                          49,859                     49,859
                           2,428       2,428  Nasdaq-100 Shares Index
                                               Tracking Stock                                                94,109        94,109
                                                                             ------------- ------------ ------------ -------------
                                              TOTAL EXCHANGE TRADED FUNDS               -       49,859       94,109       143,968
                                              (Identified cost $0, $48,672,
                                               $92,867 and $141,539)

                                              RIGHTS--0.0%
                                              COMPUTER STORAGE & PERIPHERALS
    7,900                              7,900  Seagate Technology Tax
                                               Refund Rights(d)                         -                                       -
                                              Total Computer Storage &
                                               Peripherals                              -            -            -             -
                                                                             ------------- ------------ ------------ -------------
                                              TOTAL RIGHTS                              -            -            -             -
                                              (Identified cost $0, $0, $0
                                               and $0)
                                                                             ------------- ------------ ------------ -------------
                                              TOTAL LONG TERM INVESTMENTS      96,542,142   22,455,032   20,587,381   139,584,555
                                              (Identified cost $81,029,535,
                                               $19,228,293, $16,546,402 and
                                               $116,804,230)

                                              SHORT-TERM INVESTMENTS--1.1%

                                              MONEY MARKET MUTUAL FUNDS--0.3%
  471,705                            471,705  SSgA Money Market Fund
                                               (4.73% seven day effective yield)  471,705                                 471,705
                                              Total Money Market Mutual Funds     471,705            -            -       471,705

                                              U.S. TREASURY BILLS (F)--0.1%
              35,000      70,000     105,000  U.S. Treasury Bills 4.61%, 9/20/06                34,628       69,256       103,884
                                              Total U.S. Treasury Bills                 -       34,628       69,256       103,884

                                              REPURCHASE AGREEMENTS--0.7%
                                              State Bank and Trust Co.
                                               repurchase agreement 3% dated
                                               6/30/06, due 7/3/06 repurchase
                                               price $600,150, collateralized
                                               by U.S. Treasure 7.25%, 5/15/16
                         600,000     600,000   market value $615,960                                        600,000       600,000

                                              State Street Bank and Trust Co.
                                               repurchase agreement 3% dated
                                               6/30/06, due 7/3/06 repurchase
                                               price $374,094 collateralized
                                               by U.S. T374,000 Note 7.25%,
             374,000                 374,000   5/15/16 market value $383,522                   374,000                    374,000
                                               Total Repurchase Agreements              -      374,000      600,000       974,000

                                              TOTAL SHORT-TERM INVESTMENTS--98.9% 471,705      408,628      669,256     1,549,589
                                              (Identified cost $471,705,
                                               $408,631, $669,258 and
                                               $1,549,594)
                                                                             ------------- ------------ ------------ -------------
                                              TOTAL INVESTMENTS--100.0%        97,013,847   22,863,660   21,256,637   141,134,144(a)
                                              (Identified cost $81,501,240,
                                               $19,636,924, $17,215,660 and
                                               $118,353,824)
                                                                             ------------- ------------ ------------ -------------
                                              Other assets and liabilities,
                                               net--(0.0)%                         52,633      (23,491)     (65,822)      (36,680)

                                              NET ASSETS--100.0%             $ 97,066,480  $22,840,169  $21,190,815  $141,097,464
                                                                             ============= ============ ============ =============

                                              (a) Federal Income Tax
                                              Information: Net unrealized
                                              appreciation of investment
                                              securities is comprised of
                                              gross appreciation of
                                              $25,465,517 and gross
                                              depreciation of $7,330,604 for
                                              federal income tax purposes
                                              respectively. At June 30, 2006,
                                              the aggregate cost of
                                              securities for federal income
                                              tax purposes was $122,999,231.
                                              (b) Non income producing.

                                              (c) A common stock is
                                              considered to be foreign if the
                                              security is issued in a foreign
                                              country. The country of risk,
                                              noted parenthetically, is
                                              determined based on criteria
                                              described in the Notes to Pro
                                              Forma Financial Statements.

                                              (d) Illiquid and restricted
                                              security. Security valued at
                                              fair value as determined in
                                              good faith by or under the
                                              direction of the Trustees. At
                                              June 30, 2006, this security
                                              amounted to a value of $0 or 0%
                                              of net assets.

                                              (e) All or a portion segregated
                                              as collateral for futures
                                              contracts.

                                              (f) The rate shown is the
                                              discount rate.

                                                                             SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

Phoenix-Van Kampen Equity 500 Index Series / Phoenix-Northern Dow 30 Series & Phoenix-Northern NASDAQ-100 Index(R) Series
Pro Forma Combining Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

                                                            =============  ============  ============  =============   =============
                                                                                                                         Phoenix-
                                                            Phoenix-                     Phoenix-                       Van Kampen
                                                            Van Kampen     Phoenix-      Northern                       Equity 500
                                                            Equity 500     Northern      NASDAQ-100    Adjustments      Pro Forma
                                                            Index          Dow 30        Index(R)                       Combining
                                                            Series         Series        Series                         Portfolios

                                                            =============  ============  ============  =============   =============
ASSETS
Investment securities at value
  (Identified cost $81,501,240, $19,636,924, $17,215,660
   and $118,353,824)                                        $ 97,013,847   $22,863,660   $21,256,637                   $141,134,144
Cash                                                                   -           790           109                            899
Receivables
  Investment securities sold                                     421,959        20,425             -                        442,384
  Dividends and interest                                         120,486        28,907           527                        149,920
  Fund shares sold                                                38,459             -         6,240                         44,699
  Tax reclaims                                                       709             -             -                            709
Trustee retainer                                                       -           620           588                          1,208
Prepaid expenses                                                      63            16         1,029                          1,108
                                                            -------------  ------------  ------------  -------------   -------------
    Total assets                                              97,595,523    22,914,418    21,265,130              -     141,775,071
                                                            -------------  ------------  ------------  -------------   -------------
LIABILITIES
Payables
  Investment securities purchased                                388,549             -             -                        388,549
  Fund shares repurchased                                         51,425        34,031        28,124                        113,580
  Printing fee                                                    35,414         5,512         4,973                         45,899
  Investment advisory fee                                         12,812        17,841        15,757                         46,410
  Financial agent fee                                              9,911         5,392         5,520                         20,823
  Administration fee                                               5,156         1,204         1,104                          7,464
  Trustees' fee                                                    2,854                           -                          2,854
  Professional fee                                                     -         7,490         9,460                         16,950
  Variation margin for futures contracts                               -           520         5,970                          6,490
  Custodian fee                                                        -             -         3,407                          3,407
Accrued expenses                                                  22,922         2,259             -                         25,181
                                                            -------------  ------------  ------------  -------------   -------------
    Total liabilities                                            529,043        74,249        74,315              -         677,607
                                                            -------------  ------------  ------------  -------------   -------------
NET ASSETS                                                  $ 97,066,480   $22,840,169   $21,190,815              -    $141,097,464
                                                            =============  ============  ============  =============   =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest            $105,004,430   $21,372,428   $23,835,662                   $150,212,520
Undistributed net investment income                               88,909        83,776       (12,902)                       159,783
Accumulated net realized gain (loss)                         (23,539,466)   (1,857,592)   (6,678,030)                   (32,075,088)
Net unrealized appreciation (depreciation)                    15,512,607     3,241,557     4,046,085                     22,800,249
                                                            -------------  ------------  ------------  -------------   -------------
NET ASSETS                                                  $ 97,066,480   $22,840,169   $21,190,815                   $141,097,464
                                                            =============  ============  ============  =============   =============


Shares of beneficial interest outstanding                      8,527,396     2,373,386     5,083,715     (3,587,946)(a)  12,396,551
Net assets                                                  $ 97,066,480   $22,840,169   $21,190,815                   $141,097,464

Net asset value per share                                   $      11.38   $      9.62   $      4.17                   $      11.38



(a) Adjustment reflects reduction in shares due to conversion.

                    See Notes to Pro Forma Financial Statements.

Phoenix-Van Kampen Equity 500 Index Series / Phoenix-Northern Dow 30 Series & Phoenix-Northern NASDAQ-100 Index(R) Series
Pro Forma Combining Statement of Operations
July 1, 2005 through June 30, 2006 (Unaudited)

                                                            =============  ============  ============  =============  ==============
                                                                                                                         Phoenix-
                                                                                         Phoenix-                       Van Kampen
                                                            Phoenix-       Phoenix-      Northern                       Equity 500
                                                            Van Kampen     Northern      NASDAQ-100    Adjustments      Pro Forma
                                                            Equity 500     Dow 30        Index(R)                       Combining
                                                            Index Series   Series        Series                         Portfolios

                                                            =============  ============  ============  =============  ==============
INVESTMENT INCOME
Dividends                                                   $  2,003,366   $   560,224   $   135,895   $          -   $   2,699,485
Interest                                                          24,327         8,703         6,926              -          39,956
Foreign taxes withheld                                              (904)            -          (706)                        (1,610)
                                                            ------------   -----------   -----------   ------------   --------------

      Total investment income                                  2,026,789       568,927       142,115                      2,737,831
                                                            ------------   -----------   -----------   ------------   --------------

EXPENSES
Investment advisory fee                                          478,349        84,905        81,560         47,563         692,377
Financial agent fee                                               73,511        16,793        16,106          7,620         114,030
Administration fee                                                96,097(b)     49,121(b)     48,887        (94,095)(b)     100,010
Printing                                                          47,011         6,957         5,713         13,227          72,908
Professional                                                      33,445        22,514        23,611        (44,340)         35,230
Custodian                                                         26,230        16,429        25,571        (50,262)         17,968
Trustees                                                          16,180        12,595        12,629        (17,648)         23,756
Miscellaneous                                                     28,283        16,774        22,097        (33,488)         33,666
                                                            ------------   -----------   -----------   ------------   --------------

      Total expenses                                             799,106       226,088       236,174       (171,423)(a)   1,089,945
      Less expenses borne by investment advisor                 (108,150)      (80,331)      (96,105)       118,240 (a)    (166,346)
      Custodian fees paid indirectly                                  (8)         (187)         (235)           430               -
                                                            ------------   -----------   -----------   ------------   --------------

      Net expenses                                               690,948       145,570       139,834        (52,753)        923,599
                                                            ------------   -----------   -----------   ------------   --------------

NET INVESTMENT INCOME (LOSS)                                   1,335,841       423,357         2,281         52,753       1,814,232



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on securities                         3,530,132      (119,758)      106,226              -       3,516,600
Net realized gain (loss) on futures                                              4,813       (38,332)                       (33,519)

Net change in unrealized appreciation (depreciation)
 on investments                                                2,525,317     2,139,580     1,229,972              -       5,894,869
Net change in unrealized appreciation (depreciation)
 on futures                                                                     26,241        12,872                         39,113
                                                            ------------   -----------   -----------   ------------   --------------
Net gain (loss)  on investments                                6,055,449     2,050,876     1,310,738              -       9,417,063
                                                            ------------   -----------   -----------   ------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                            $  7,391,290   $ 2,474,233   $ 1,313,019   $     52,753   $  11,231,295
                                                            =============  ============  ============  =============  ==============

Adjustments:

(a) Proforma amounts have been calculated using the expenses currently in effect for the surviving Series.
(b) Individual funds reflect administration fees of 0.073% for the six month period 7/1/05-12/31/05 and 0.065% for the six month period 1/1/06-6/30/06.
Combined fund reflects what the annual fee would be based on combined assets at the new 1/1/06 rate of 0.065%.

                  See Notes to Pro Forma Financial Statements.

PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES/ PHOENIX-NORTHERN DOW 30 SERIES AND PHOENIX-NORTHERN NASDAQ 100 INDEX(R) SERIES
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

1.  BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Schedule Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect of the proposed merger of Phoenix-Northern Dow 30 Series ("Northern Dow") and Phoenix-Northern Nasdaq 100 Index(R) Series ("Northern Nasdaq") into the Phoenix-Van Kampen Equity 500 Index Series ("Van Kampen Equity"). Under the terms of the Plans of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The Plans provide for the transfer of all of the assets and liabilities of Northern Dow and Northern Nasdaq to Van Kampen Equity and the subsequent liquidation of Northern Dow and Northern Nasdaq . The accounting survivor in the proposed merger will be Van Kampen Equity. This is because the Surviving Series will invest in a style that is similar to the way in which Van Kampen Equity is currently operated to seek high total return by investing equity securities. Additionally, Alliance/Bernstein Enhanced Index has a significantly larger asset base than of Northern Dow and Northern Nasdaq.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Northern Dow and Northern Nasdaq and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Northern Dow , Northern Nasdaq, and Van Kampen Equity are all, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Van Kampen Equity as a result of the issuance of shares of Van Kampen Equity at its June 30, 2006 NAV to Northern Dow and Northern Nasdaq shareholders. The amount of shares to be issued was calculated based on the net assets, as of June 30, 2006, of Northern Dow and Northern Nasdaq of $22,840,169 and $21,190,815 respectively, and the net asset value of Van Kampen Equity of $11.38. The Pro Forma Statement of Assets & Liabilities reflects the total shares outstanding of the combined series and the amount of shares to be issued to Northern Dow and Northern Nasdaq series shareholders.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on actual expenses of Van Kampen Equity , Northern Dow, and Northern Nasdaq with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Funds based on the fee schedule in effect for Van Kampen Equity at the combined level of average net assets for the period ended June 30, 2006.

4. FOREIGN SECURITY COUNTRY DETERMINATION

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

5. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

6. COMPLIANCE

As of the October 27, 2006 shareholder meeting, all the securities held by each of both of the Merging Series would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Series has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Series intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

7. FEDERAL INCOME TAX INFORMATION

The Series have capital loss carryovers, which may be used to offset future capital gains, as follows:

Expiration Date           Acquiring series             Target series          Target series
                          Phoenix-Van Kampen Equity   Phoenix-Northern        Phoenix Northern
                          500 Index Series             Dow 30 Series          Nasdaq 100 Index(R) Series

2007                      $      -                    $      -                $     -
2008                             -                           -                     35,822
2009                           934,668                       -                    775,525
2010                        15,534,573                       -                    542,317
2011                         7,836,272                       -                    931,918
2012                             -                         408,663                348,546
2013                             -                         279,972                294,654
Total                     $ 24,305,513                $    688,635            $ 2,928,782

In addition, the series have deferred post-October losses as follows:
Acquiring series: Phoenix-Van Kampen Equity                           $0
Target series: Phoenix-Northern Dow 30                                 $0
Target series: Phoenix-Northern Nasdaq 100 Index(R)                    $691,978

The series may not realize the benefit of these losses to the extent each series does not realize gains on investments prior to the expiration of the capital loss carryover.